Prospectus                                      CLASS A, B
                                                AND C SHARES

                                                April 30, 1999


GOLDMAN SACHS DOMESTIC EQUITY FUNDS


 .Goldman Sachs
 Balanced Fund

 .Goldman Sachs
 Growth and
 Income Fund

 .Goldman Sachs
 CORE Large Cap
 Value Fund

 .Goldman Sachs
 CORE U.S.
 Equity Fund

 .Goldman Sachs
 CORE Large Cap
 Growth Fund

 .Goldman Sachs
 CORE Small Cap
 Equity Fund

 .Goldman Sachs
 Capital Growth
 Fund

 .Goldman Sachs
 Strategic
 Growth Fund

 .Goldman Sachs
 Growth
 Opportunities
 Fund

 .Goldman Sachs
 Mid Cap Value
 Fund (formerly
 "Mid Cap
 Equity")

 .Goldman Sachs
 Small Cap
 Value Fund

 .Goldman Sachs
 Real Estate
 Securities
 Fund

[LOGO GOLDMAN SACHS]

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK
DEPOSIT AND IS NOT INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
INVOLVES INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL.

[ART]

General Investment Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Real Estate Securities Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the "Investment Adviser."

 VALUE STYLE FUNDS


 Goldman Sachs' Value Investment Philosophy:
 THE INVESTMENT ADVISER SEEKS COMPANIES THAT ARE DISCOUNTED DUE TO:
 .Company-specific problems that are over-discounted in the marketplace. .Cyclically out-of-favor status.
 .Unrecognized positive fundamentals.

 THE INVESTMENT ADVISER SEEKS TO IDENTIFY VALUE THROUGH:
 .Performing intensive, hands-on fundamental research.
 .Maintaining a long-term investment horizon.
 .A team approach to decision making.

 Value exists when a stock's price becomes inexpensive relative to the company's estimated earnings and/or dividend-paying ability over the long-term.

--------------------------------------------------------------------------------

 GROWTH STYLE FUNDS


 Goldman Sachs' Growth Investment Philosophy:
 1. INVEST AS IF BUYING THE COMPANY/BUSINESS, NOT SIMPLY TRADING ITS STOCK:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.

 .Over the long-term, expect each company's stock price ultimately to track the growth of the business.

 2. BUY HIGH-QUALITY GROWTH BUSINESSES THAT POSSESS STRONG BUSINESS FRAN-CHISES, FAVORABLE LONG-TERM PROSPECTS AND EXCELLENT MANAGEMENT.

 3. PURCHASE SUPERIOR LONG-TERM GROWTH COMPANIES AT A FAVORABLE PRICE--SEEK TO PURCHASE AT A FAIR VALUATION, GIVING THE INVESTOR THE POTENTIAL TO FULLY CAPTURE RETURNS FROM ABOVE-AVERAGE GROWTH RATES.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:
 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: STOCK SELECTION and PORTFOLIO CONSTRUCTION.

 I. CORE Stock Selection
 The CORE Funds use the Goldman Sachs' proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .VALUE (price-to-book, price-to-earnings, cash flow to enterprise value) .MOMENTUM (earnings momentum, price momentum, sustainable growth)
 .RISK (market risk, company-specific risk, earnings risk)
 .RESEARCH (fundamental research ratings of Goldman Sachs and other analysts)

 ALL OF THE ABOVE FACTORS ARE CAREFULLY EVALUATED WITHIN THE MULTIFACTOR MODEL SINCE EACH HAS DEMONSTRATED A SIGNIFICANT IMPACT ON THE PERFORMANCE OF THE SECURITIES AND MARKETS THEY WERE DESIGNED TO FORECAST. STOCK SELECTION IN THIS PROCESS COMBINES BOTH OUR QUANTITATIVE AND QUALITATIVE ANALYSIS.

 II. CORE Portfolio Construction
 A proprietary COMPUTER OPTIMIZER calculates every security combination (at every possible weighting) to CONSTRUCT THE MOST EFFICIENT RISK/RETURN PORT-FOLIO given each CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark, running size and sector neutral portfolios.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH


 REAL ESTATE SECURITIES FUND


 Goldman Sachs' Real Estate Securities Investment Philosophy:
 When choosing the Fund's securities, the Investment Adviser:
 .Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
 .Seeks to buy securities at a discount to the intrinsic value of the busi-
  ness (assets and management).
 .Seeks a team approach to decision making.

 Over time, REITs (which stand for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies
 Goldman Sachs
 Balanced Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital and current income

       Benchmarks:  S&P 500 Index and Lehman Brothers Aggregate Bond Index

 Investment Focus:  Large capitalization U.S. stocks and fixed-income securi-
                    ties

 Investment Style:  Asset Allocation, with growth and value (blend) equity components


 INVESTMENT OBJECTIVE


 The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

 PRINCIPAL INVESTMENT STRATEGIES


 Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce vola-tility.

 Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies ("emerging countries") and equity securities quoted in foreign currencies.
 A portion of the Fund's portfolio of equity securities may be selected pri-marily to provide current income (includ-

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


 ing interests in REITs, convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

 Other. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund's assets are invested in other fixed-income securities and cash.

 The Fund's fixed-income securities primarily include:
 .Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
 .Securities issued by corporations, banks and other issuers
 .Mortgage-backed and asset-backed securities

 The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

 The percentage of the portfolio invested in equity and fixed-income securi-ties will vary from time to time as the Investment Adviser evaluates such securities' relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund's intention to pay regular quar-terly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

Goldman Sachs
Growth and Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and growth of income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and growth of income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or divi-dend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Diversified portfolio of equity securities of large-cap
                      U.S. issuers selling at low to modest valuations

  Investment Style:   Quantitative, applied to large-cap value stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity secu-rities of large-cap U.S. issuers that are selling at low to modest valua-tions relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favora-ble prospects for capital appreciation and/or dividend-paying ability.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE U.S. Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities

  Investment Style:   Quantitative, applied to large-cap growth and value
                      (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad repre-sentation in most major sectors of the U.S. economy and a portfolio com-prised of companies with average long-term earnings growth expectations and dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital; dividend income is a
                      secondary consideration

         Benchmark:   Russell 1000 Growth Index

  Investment Focus:   Large-cap, growth-oriented U.S. stocks

  Investment Style:   Quantitative, applied to large-cap growth stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE Small Cap Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Stocks of small capitalization U.S. companies

  Investment Style:   Quantitative, applied to small-cap growth and value
                      (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfo-lio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk charac-teristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Capital Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that offer long-term
                      capital appreciation potential

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Strategic Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that are considered to
                      be strategically positioned for consistent long-term growth

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests pri-marily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth Opportunities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P Midcap 400 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation with a primary focus on mid-capitalization companies

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Mid Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   Russell Midcap Index

  Investment Focus:   Mid-capitalization U.S. stocks that are believed
                      to be undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constitut-ing the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer decreases below $400 million or increases above $16 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as corporate debt and bank obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Small Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Small-capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

 The Fund invests in companies which the Investment Adviser believes are well- managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securi-ties, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities, such as corporate debt and bank obligations.

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   REITs and real estate industry companies

  Investment Style:   Growth at a discount


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

 Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are con-centrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Con-sequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond Jan-uary 31.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities, such as corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semiannual reports. For more information see Appendix A.

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No specific percentage
  limitation on usage;
  limited only by the
  objectivesand strategies
  of the Fund
--Not permitted

                                               GROWTH      CORE       CORE
                                    BALANCED AND INCOME LARGE CAP  U.S. EQUITY
                                      FUND      FUND    VALUE FUND    FUND
------------------------------------------------------------------------------
Investment Practices
Borrowings                           33 1/3    33 1/3     33 1/3     33 1/3
Credit, currency, index, interest
 rate and mortgage swaps               .         --         --         --
Cross Hedging of Currencies            .         --         --         --
Custodial receipts                     .         .          .           .
Equity Swaps                           10        10         10         10
Foreign Currency Transactions*         ./1/      .          .           .
Futures Contracts and Options on
 Futures Contracts                     .         .         ./2/         ./3/
Interest rate caps, floors and
 collars                               .         --         --         --
Investment Company Securities
 (including World Equity Benchmark
 Shares and Standard & Poor's
 Depository Receipts)                  10        10         10         10
Loan Participations                    .         --         --         --
Mortgage Dollar Rolls                  .         --         --         --
Options on Foreign Currencies/4/       .         .          .           .
Options on Securities and
 Securities Indices/5/                 .         .          .           .
Repurchase Agreements                  .         .          .           .
Reverse Repurchase Agreements (for
 investment purposes)                  .         --         --         --
Securities Lending                   33 1/3    33 1/3     33 1/3     33 1/3
Short Sales Against the Box            25        25         --         --
Unseasoned Companies                   .         .          .           .
Warrants and Stock Purchase Rights     .         .          .           .
When-Issued Securities and Forward
 Commitments                           .         .          .           .
------------------------------------------------------------------------------

  * Limited by the amount the Fund invests in foreign securities.
  1 The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
  2 The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity
    Funds may enter into futures transactions only with respect to a represen-tative index.
  3 The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
  4 May purchase and sell call and put options.
  5 May sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





     CORE          CORE     CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP REAL ESTATE
   LARGE CAP     SMALL CAP  GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE   SECURITIES
  GROWTH FUND   EQUITY FUND  FUND     FUND        FUND       FUND     FUND       FUND
-----------------------------------------------------------------------------------------
    33 1/3        33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3     33 1/3
      --            --        --       --          --         --       --          .
      --            --        --       --          --         --       --         --
       .             .         .        .           .          .        .          .
      10            10        10       10          10         10       10         10
       .             .         .        .           .          .        .          .
       ./2/          ./2/      .        .           .          .        .          .
      --            --        --       --          --         --       --          .
      10            10        10       10          10         10       10         10
      --            --        --       --          --         --       --         --
      --            --        --       --          --         --       --          .
       .             .         .        .           .          .        .          .
       .             .         .        .           .          .        .          .
       .             .         .        .           .          .        .          .
      --            --        --       --          --         --       --         --
    33 1/3        33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3     33 1/3
      --            --        25       25          25         25       25         25
       .             .         .        .           .          .        .          .
       .             .         .        .           .          .        .          .
       .             .         .        .           .          .        .          .
-----------------------------------------------------------------------------------------

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No specific percentage
  limitation on usage;
  limited only by the
  objectives andstrategies
  of the Fund
--Not permitted

                                               GROWTH       CORE       CORE
                                   BALANCED  AND INCOME  LARGE CAP  U.S. EQUITY
                                     FUND       FUND     VALUE FUND    FUND
-------------------------------------------------------------------------------
Investment Securities
American, European and Global
 Depository Receipts                  .          .           ./6/        ./6/
Asset-Backed and Mortgage-Backed
 Securities/15/                       .          .           --         --
Bank Obligations/15/                  .          .           .           .
Convertible Securities/7/             .          .           .           .
Corporate Debt Obligations/15/        .          .           ./8/        ./8/
Equity Securities                   45-65        65+         90+         90+
Emerging Country Securities           10/14/     25/14/      --         --
Fixed Income Securities/9/          35-45        35          10/8/       10/8/
Foreign Securities                    10/14/     25/14/      ./10/       ./10/
Foreign Government Securities/15/     10         --          --         --
Municipal Securities                  .          --          --         --
Non-Investment Grade Fixed Income
 Securities                           10/11/     10/12/      --         --
Real Estate Investment Trusts         .          .           .           .
Stripped Mortgage Backed
 Securities/15/                       .          --          --         --
Structured Securities/15/             .          .           .           .
Temporary Investments                100        100          35          35
U.S. Government Securities/15/        .          .           .           .
Yield Curve Options and Inverse
 Floating Rate Securities             .          --          --         --
-------------------------------------------------------------------------------


 6 The CORE Funds may not invest in European Depository Receipts.
 7 Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor's Service, Inc. ("Moody's"). The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
 8 Cash equivalents only.
 9 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor's or Baa or higher by Moody's).
10 Equity securities of foreign issuers must be traded in the United States.
11 Must be at least BB or B by Standard & Poor's or Ba or B by Moody's.
12 May be BB or lower by Standard & Poor's or Ba or lower by Moody's.
13 Must be B or higher by Standard & Poor's or B or higher by Moody's.
14 The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth
   Opportunities, Mid Cap Value, Small Cap Value and REIT Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25%, 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
15 Limited by the amount the Fund invests in fixed-income securities.
16 The Small Cap Value Fund may invest in the aggregate up to 35% of its total assets in: (1) the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment; and (2) fixed-income securities.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES



    CORE        CORE     CAPITAL   STRATEGIC     GROWTH     MID CAP   SMALL CAP  REAL ESTATE
 LARGE CAP    SMALL CAP  GROWTH     GROWTH    OPPORTUNITIES  VALUE      VALUE    SECURITIES
GROWTH FUND  EQUITY FUND  FUND       FUND         FUND       FUND       FUND        FUND
--------------------------------------------------------------------------------------------
      ./6/         ./6/     .          .            .          .          .           .
    --           --         .          .            .          .          .           .
     .            .         .          .            .          .          .           .
     .            .         .          .            .          .          .           .
     ./8/          ./8/     .          .            .          .          .           .
     90+          90+       90+        90+          90+        65+        65+         80+
    --           --         10/14/     10/14/       10/14/     25/14/     25/14/      15/14/
     10/8/        10/8/     10         10           10         35         35/16/      20
     ./10/        ./10/     10/14/     10/14/       10/14/     25/14/     25/14/      15/14/
    --           --        --         --           --         --         --          --
    --           --        --         --           --         --         --          --
    --           --         10/12/     10/12/       10/12/     10/13/     35/12/      20/12/
     .            .         .          .            .          .          .           .
    --           --        --         --           --         --         --           .
     .            .         .          .            .          .          .           .
     35           35       100        100          100        100        100         100
     .            .         .          .            .          .          .           .
    --           --        --         --           --         --         --           .
--------------------------------------------------------------------------------------------

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.




                                              CORE                  CORE       CORE
                                   GROWTH     LARGE      CORE      LARGE      SMALL
                                    AND        CAP       U.S.       CAP        CAP
 .APPLICABLE           BALANCED     INCOME     VALUE     EQUITY     GROWTH     EQUITY
--NOT APPLICABLE        FUND        FUND      FUND       FUND       FUND       FUND
------------------------------------------------------------------------------------
Credit/Default           .           .          .         .          .          .
Foreign                  .           .          .         .          .          .
Emerging Countries       .           .          .         .          .          .
Small Cap/REIT           --          --        --         --         --         .
Stock                    .           .          .         .          .          .
Derivatives              .           .          .         .          .          .
Interest Rate            .           .          .         .          .          .
Management               .           .          .         .          .          .
Market                   .           .          .         .          .          .
Liquidity                .           .          .         .          .          .
Other                    .           .          .         .          .          .
------------------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS






                                                      MID          SMALL            REAL
 CAPITAL     STRATEGIC            GROWTH              CAP           CAP            ESTATE
 GROWTH       GROWTH           OPPORTUNITIES         VALUE         VALUE         SECURITIES
  FUND         FUND                FUND              FUND          FUND             FUND
-------------------------------------------------------------------------------------------
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   --           --                  --                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
-------------------------------------------------------------------------------------------

All Funds:

 .CREDIT/DEFAULT RISK--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .FOREIGN RISKS--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .EMERGING COUNTRIES RISK--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
 .STOCK RISK--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 .DERIVATIVES RISK--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .INTEREST RATE RISK--The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term secu-rities.
 .MANAGEMENT RISK--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .MARKET RISK--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

                                                    PRINCIPAL RISKS OF THE FUNDS

 .LIQUIDITY RISK--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual mar-ket conditions, an unusually high volume of redemption requests, or other rea-sons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
 .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .SMALL CAP STOCK AND REIT RISK--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Class A Shares from year to year; and (b) how the average annual returns of a Fund's Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and dis-tributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The CORE Large Cap Value and Real Estate Securities Funds did not commence operations until December 31, 1998 and July 27, 1998. The Strategic Growth and Growth Opportunities Funds had not commenced operations as of the date of this Prospectus. Since these Funds have less than one calendar year's performance, no performance infor-mation is provided in this section.

Balanced Fund

                                                                FUND PERFORMANCE

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 1.85%.

 Best Quarter                       [BAR GRAPH APPEARS HERE]
 Q2 '97    +9.92%
                               1995      1996      1997      1998
 Worst Quarter                ------    ------    ------    -----
 Q3 '98    -8.71%             28.09%    17.68%    19.63%    3.59%


 AVERAGE ANNUAL TOTAL RETURN

  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR  SINCE INCEPTION
 -----------------------------------------------------------------
  CLASS A (Inception 10/12/94)
  Including Sales Charges                  (2.10)%     14.13%
  S&P 500 Index*                            28.57%     28.45%
  Lehman Brothers Aggregate Bond Index**     8.69%      9.52%
 -----------------------------------------------------------------
  CLASS B (Inception 5/1/96)
  Including CDSC                           (2.32)%     11.77%
  S&P 500 Index*                            28.57%     28.94%
  Lehman Brothers Aggregate Bond Index**     8.69%      9.18%
 -----------------------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC                             1.77%      3.18%
  S&P 500 Index*                            28.57%     24.80%
  Lehman Brothers Aggregate Bond Index**     8.69%      9.67%
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 1.19%.

 Best Quarter                    [BAR GRAPH APPEARS HERE]
 Q2 '97   +15.18%
                           1994    1995    1996    1997   1998
 Worst Quarter             -----  ------  ------  ------  -----
 Q3 '98   -16.97%          5.91%  33.49%  25.98%  27.89%  -5.44%


 AVERAGE ANNUAL TOTAL RETURN

  FOR THE PERIOD ENDED
  DECEMBER 31, 1998             1 YEAR  5 YEARS SINCE INCEPTION
 --------------------------------------------------------------
  CLASS A (Inception 2/5/93)
  Including Sales Charges      (10.65)% 15.27%       14.24%
  S&P 500 Index*                 28.57% 24.05%       21.42%
 --------------------------------------------------------------
  CLASS B (Inception 5/1/96)
  Including CDSC               (10.74)%    N/A       12.33%
  S&P 500 Index*                 28.57%    N/A       28.94%
 --------------------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC                (7.11)%    N/A      (4.64)%
  S&P 500 Index*                 28.57%    N/A       24.80%
 --------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE U.S. Equity Fund

                                                                FUND PERFORMANCE

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 6.85%.
                                        [BAR GRAPH APPEARS HERE]
 Best Quarter
 Q4 '98   +21.44%          1992    1993    1994   1995    1996    1997    1998
                          ------  ------  -----  ------  ------  ------  ------
 Worst Quarter            -0.04%  12.76%  1.30%  32.24%  21.31%  31.80%  21.25%
 Q3 '98   -14.69%


 AVERAGE ANNUAL TOTAL RETURN

  FOR THE PERIOD ENDED
  DECEMBER 31, 1998            1 YEAR 5 YEARS SINCE INCEPTION
 ------------------------------------------------------------
  CLASS A (Inception 5/24/91)
  Including Sales Charges      14.58% 20.21%      16.07%
  S&P 500 Index*               28.57% 24.05%      19.72%
 ------------------------------------------------------------
  CLASS B (Inception 5/1/96)
  Including CDSC               15.44%    N/A      22.91%
  S&P 500 Index*               28.57%    N/A      28.94%
 ------------------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC               19.52%    N/A      18.16%
  S&P 500 Index*               28.57%    N/A      24.80%
 ------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Large Cap Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 6.40%.

 Best Quarter               [BAR GRAPH APPEARS HERE]
 Q4 '98   +25.47%
                                      1998
 Worst Quarter                       ------
 Q3 '98   -13.95%                    30.39%


 AVERAGE ANNUAL TOTAL RETURN

  FOR THE PERIOD ENDED
  DECEMBER 31, 1998            1 YEAR SINCE INCEPTION
 ----------------------------------------------------
  CLASS A (Inception 5/1/97)
  Including Sales Charges      23.26%     27.34%
  Russell 1000 Growth Index*   38.72%     36.81%
 ----------------------------------------------------
  CLASS B (Inception 5/1/97)
  Including CDSC               24.39%     28.74%
  Russell 1000 Growth Index*   38.72%     36.81%
 ----------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC               28.39%     22.80%
  Russell 1000 Growth Index*   38.72%     29.91%
 ----------------------------------------------------

 * The Russell 1000 Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Small Cap Equity Fund
                                                                FUND PERFORMANCE

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was -7.23%.

 Best Quarter                     [BAR GRAPH APPEARS HERE]
 Q4 '98   +14.49%
                                          1998
 Worst Quarter                           ------
 Q3 '98   -24.34%                        -5.96%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED
  DECEMBER 31, 1998             1 YEAR  SINCE INCEPTION
 ------------------------------------------------------
  CLASS A (Inception 8/15/97)
  Including Sales Charges      (11.17)%     (2.93)%
  Russell 2000 Index*           (2.55)%       2.84%
 ------------------------------------------------------
  CLASS B (Inception 8/15/97)
  Including CDSC               (11.29)%     (2.53)%
  Russell 2000 Index*           (2.55)%       2.84%
 ------------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC                (7.47)%       0.47%
  Russell 2000 Index*           (2.55)%       2.84%
 ------------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Capital Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended                          [BAR GRAPH APPEARS HERE]
 March 31, 1999
 was 4.87%.               1991   1992   1993   1994   1995   1996   1997   1998
                         ------ ------ ------ ------ ------ ------ ------ ------
 Best Quarter            31.92% 23.25% 14.17% -1.10% 25.75% 21.32% 35.31% 33.87%
 Q4 '98   +24.31%

 Worst Quarter
 Q3 '98   -11.44%


 AVERAGE ANNUAL TOTAL RETURN

  FOR THE PERIOD ENDED
  DECEMBER 31, 1998            1 YEAR 5 YEARS SINCE INCEPTION
 ------------------------------------------------------------
  CLASS A (Inception 4/20/90)
  Including Sales Charges      26.53% 20.89%      18.99%
  S&P 500 Index*               28.57% 24.05%      19.14%
 ------------------------------------------------------------
  CLASS B (Inception 5/1/96)
  Including CDSC               27.79%    N/A      28.66%
  S&P 500 Index*               28.57%    N/A      28.94%
 ------------------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC               31.95%    N/A      28.67%
  S&P 500 Index*               28.57%    N/A      24.80%
 ------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Mid Cap Value Fund

                                                                FUND PERFORMANCE

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was -3.62%.

 Best Quarter                     [BAR CHART APPEARS HERE]
 Q1 '98   +11.64%
                                            1998
 Worst Quarter                             ------
 Q3 '98   -20.87%                          -5.86%


 AVERAGE ANNUAL TOTAL RETURN

  FOR THE PERIOD ENDED
  DECEMBER 31, 1998             1 YEAR  SINCE INCEPTION
 ------------------------------------------------------
  CLASS A (Inception 8/15/97)
  Including Sales Charges      (11.04)%     (6.85)%
  Russell Midcap Index*          10.09%      12.52%
 ------------------------------------------------------
  CLASS B (Inception 8/15/97)
  Including CDSC               (11.18)%     (6.34)%
  Russell Midcap Index*          10.09%      12.52%
 ------------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC                (7.36)%     (3.43)%
  Russell Midcap Index*          10.09%      12.52%
 ------------------------------------------------------

 * The Russell Midcap Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Small Cap Value Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended                         [BAR CHART APPEARS HERE]
 March 31, 1999
 was -13.07%.                             1993        31.16%
                                          1994       -14.82%
 Best Quarter                             1995         8.62%
 Q2 '96   +15.57%                         1996        21.77%
                                          1997        30.18%
 Worst Quarter                            1998       -16.87%
 Q3 '98   -32.23%


 AVERAGE ANNUAL TOTAL RETURN

  FOR THE PERIOD ENDED
  DECEMBER 31, 1998              1 YEAR  5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  CLASS A (Inception 10/22/92)
  Including Sales Charges       (21.44)%  2.89%        9.32%
  Russell 2000 Index*            (2.55)% 11.89%       14.91%
 ---------------------------------------------------------------
  CLASS B (Inception 5/1/96)
  Including CDSC                (21.64)%    N/A        2.67%
  Russell 2000 Index*            (2.55)%    N/A        8.86%
 ---------------------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC                (18.26)%    N/A      (8.46)%
  Russell 2000 Index*            (2.55)%    N/A        2.84%
 ---------------------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.


                                                        BALANCED FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    0.65%   0.65%   0.65%
Distribution and Service Fees8                      0.25%   1.00%   1.00%
Other Expenses9                                     0.38%   0.38%   0.38%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.28%   2.03%   2.03%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be termi-nated at any time at the option of the Investment
    Adviser. If this occurs, "Other Expenses" and "Total
    Fund Operating Expenses" may increase without share-holder approval.

                                                             BALANCED FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       0.65%   0.65%   0.65%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.20%   0.20%   0.20%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.10%   1.85%   1.85%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                                   GROWTH AND INCOME FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    0.70%   0.70%   0.70%
Distribution and Service Fees8                      0.25%   1.00%   1.00%
Other Expenses9                                     0.24%   0.24%   0.24%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.19%   1.94%   1.94%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        GROWTH AND INCOME FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       0.70%   0.70%   0.70%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.24%   0.24%   0.24%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.19%   1.94%   1.94%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                    CORE LARGE CAP VALUE
                                                            FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    0.60%   0.60%   0.60%
Distribution and Service Fees8                      0.25%   1.00%   1.00%
Other Expenses9                                     0.52%   0.52%   0.52%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.37%   2.12%   2.12%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE LARGE CAP VALUE
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       0.60%   0.60%   0.60%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.04%   1.79%   1.79%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES




                                                    CORE U.S. EQUITY FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    0.75%   0.75%   0.75%
Distribution and Service Fees8                      0.25%   1.00%   1.00%
Other Expenses9                                     0.25%   0.25%   0.25%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.25%   2.00%   2.00%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE U.S. EQUITY FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       0.70%   0.70%   0.70%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              1.14%   1.89%   1.89%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                    CORE LARGE CAP GROWTH
                                                            FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    0.75%   0.75%   0.75%
Distribution and Service Fees8                      0.25%   1.00%   1.00%
Other Expenses9                                     0.36%   0.36%   0.36%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.36%   2.11%   2.11%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE LARGE CAP GROWTH
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       0.60%   0.60%   0.60%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              1.04%   1.79%   1.79%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

                                                    CORE SMALL CAP EQUITY
                                                            FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    0.85%   0.85%   0.85%
Distribution and Service Fees8                      0.25%   1.00%   1.00%
Other Expenses9                                     0.65%   0.65%   0.65%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.75%   2.50%   2.50%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE SMALL CAP EQUITY
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       0.85%   0.85%   0.85%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.23%   0.23%   0.23%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.33%   2.08%   2.08%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                     CAPITAL GROWTH FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    1.00%   1.00%   1.00%
Distribution and Service Fees8                      0.25%   1.00%   1.00%
Other Expenses9                                     0.24%   0.24%   0.24%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.49%   2.24%   2.24%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                          CAPITAL GROWTH FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       1.00%   1.00%   1.00%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.44%   2.19%   2.19%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES




                                                    STRATEGIC GROWTH FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    1.00%   1.00%   1.00%
Distribution and Service Fees8                      0.25%   1.00%   1.00%
Other Expenses9                                     0.45%   0.45%   0.45%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.70%   2.45%   2.45%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         STRATEGIC GROWTH FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       1.00%   1.00%   1.00%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.44%   2.19%   2.19%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                    GROWTH OPPORTUNITIES
                                                            FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    1.00%   1.00%   1.00%
Distribution and Service Fees8                      0.25%   1.00%   1.00%
Other Expenses9                                     0.45%   0.45%   0.45%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.70%   2.45%   2.45%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         GROWTH OPPORTUNITIES
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       1.00%   1.00%   1.00%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.44%   2.19%   2.19%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                     MID CAP VALUE FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    0.75%   0.75%   0.75%
Distribution and Service Fees8                      0.25%   1.00%   1.00%
Other Expenses9                                     0.31%   0.31%   0.31%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.31%   2.06%   2.06%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                          MID CAP VALUE FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       0.75%   0.75%   0.75%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.29%   0.29%   0.29%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.29%   2.04%   2.04%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                    SMALL CAP VALUE FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    1.00%   1.00%   1.00%
Distribution and Service Fees8                      0.25%   1.00%   1.00%
Other Expenses9                                     0.32%   0.32%   0.32%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.57%   2.32%   2.32%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         SMALL CAP VALUE FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       1.00%   1.00%   1.00%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.25%   0.25%   0.25%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.50%   2.25%   2.25%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES




                                                   REAL ESTATE SECURITIES
                                                            FUND
                                                   -----------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees7                                    1.00%   1.00%   1.00%
Distribution and Service Fees8                      0.50%   1.00%   1.00%
Other Expenses9                                     1.51%   1.51%   1.51%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      3.01%   3.51%   3.51%
--------------------------------------------------------------------------

See page 48 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        REAL ESTATE SECURITIES
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees7                                       1.00%   1.00%   1.00%
  Distribution and Service Fees8                         0.25%   1.00%   1.00%
  Other Expenses9                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              1.44%   2.19%   2.19%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

 /1/The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
 /2/The maximum CDSC is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were origi-nally purchased.
 /3/A CDSC is imposed upon Class B Shares redeemed within six years of pur-chase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
 /4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
 /5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Institu-tional Liquid Assets Portfolios (the "ILA Portfolios") and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12-month period. A fee of $12.50 may be charged for each subsequent exchange during such period.
 /6/The Funds' annual operating expenses have been restated to reflect current fees, except for the CORE Large Cap Value, Strategic Growth, Growth Opportu-nities and Real Estate Securities Funds whose expenses are estimated for the current fiscal year.
 /7/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.15%, respectively, of such Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE CORE U.S. EQUITY FUND AND CORE LARGE CAP GROWTH FUND ARE 0.70% AND 0.60%, RESPEC-TIVELY, OF SUCH FUND'S AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMI-NATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
 /8/The Distributor has voluntarily agreed not to impose a portion of the dis-tribution and service fee on the Real Estate Securities Fund equal to 0.25% of the Fund's average daily net assets. As a result of fee waivers, the cur-rent distribution and service fee of the Real Estate Securities Fund is 0.25% of the Fund's average daily net assets. The waiver may be terminated at any time at the option of the Distributor.
 /9/"Other Expenses" include transfer agency fees equal to 0.19% of the aver-age daily net assets of each Fund's Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntar-ily agreed to reduce or limit "Other Expenses" (excluding management fees, distribution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                      OTHER
  FUND              EXPENSES
 ---------------------------
  Balanced            0.01%
  Growth and
    Income            0.05%
  CORE Large Cap
    Value             0.00%
  CORE U.S. Equity    0.00%
  CORE Large Cap
    Growth            0.00%
  CORE Small Cap
    Equity            0.04%
  Capital Growth      0.00%
  Strategic Growth    0.00%
  Growth
    Opportunities     0.00%
  Mid Cap Value       0.10%
  Small Cap Value     0.06%
  Real Estate
    Securities        0.00%

                                                          FUND FEES AND EXPENSES

Example
The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------
BALANCED
Class A Shares             $673   $934   $1,214   $2,010
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $706   $937   $1,293   $2,166
 - Assuming no redemption  $206   $637   $1,093   $2,166
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $306   $637   $1,093   $2,358
 - Assuming no redemption  $206   $637   $1,093   $2,358
---------------------------------------------------------
GROWTH AND INCOME
Class A Shares             $665   $907   $1,168   $1,914
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $697   $909   $1,247   $2,070
 - Assuming no redemption  $197   $609   $1,047   $2,070
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $297   $609   $1,047   $2,264
 - Assuming no redemption  $197   $609   $1,047   $2,264
---------------------------------------------------------
CORE LARGE CAP VALUE
Class A Shares             $682   $960      N/A      N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $715   $964      N/A      N/A
 - Assuming no redemption  $215   $664      N/A      N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $315   $664      N/A      N/A
 - Assuming no redemption  $215   $664      N/A      N/A
---------------------------------------------------------

Fund Fees and Expenses continued


FUND                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------
CORE U.S. EQUITY
Class A Shares             $670  $  925  $1,199   $1,978
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $703  $  927  $1,278   $2,134
 - Assuming no redemption  $203  $  627  $1,078   $2,134
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $303  $  627  $1,078   $2,327
 - Assuming no redemption  $203  $  627  $1,078   $2,327
---------------------------------------------------------
CORE LARGE CAP GROWTH
Class A Shares             $681  $  957  $1,254   $2,095
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $714  $  961  $1,334   $2,250
 - Assuming no redemption  $214  $  661  $1,134   $2,250
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $314  $  661  $1,134   $2,441
 - Assuming no redemption  $214  $  661  $1,134   $2,441
---------------------------------------------------------
CORE SMALL CAP EQUITY
Class A Shares             $718  $1,071  $1,447   $2,499
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $755  $1,079  $1,531   $2,652
 - Assuming no redemption  $253  $  779  $1,331   $2,652
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $353  $  779  $1,331   $2,836
 - Assuming no redemption  $253  $  779  $1,331   $2,836
---------------------------------------------------------
CAPITAL GROWTH
Class A Shares             $693  $  995  $1,318   $2,232
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $727  $1,000  $1,400   $2,386
 - Assuming no redemption  $227  $  700  $1,200   $2,386
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $327  $  700  $1,200   $2,575
 - Assuming no redemption  $227  $  700  $1,200   $2,575
---------------------------------------------------------
STRATEGIC GROWTH
Class A Shares             $713  $1,056     N/A      N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $748  $1,064     N/A      N/A
 - Assuming no redemption  $248  $  764     N/A      N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $348  $  764     N/A      N/A
 - Assuming no redemption  $248  $  764     N/A      N/A
---------------------------------------------------------

                                                          FUND FEES AND EXPENSES



FUND                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------
GROWTH OPPORTUNITIES
Class A Shares             $713  $1,056  N/A      N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $748  $1,064  N/A      N/A
 - Assuming no redemption  $248  $  764  N/A      N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $348  $  764  N/A      N/A
 - Assuming no redemption  $248  $  764  N/A      N/A
---------------------------------------------------------
MID CAP VALUE
Class A Shares             $676  $  942  $1,229   $2,042
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $709  $  946  $1,308   $2,197
 - Assuming no redemption  $209  $  646  $1,108   $2,197
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $309  $  646  $1,108   $2,390
 - Assuming no redemption  $209  $  646  $1,108   $2,390
---------------------------------------------------------
SMALL CAP VALUE
Class A Shares             $701  $1,018  $1,358   $2,315
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $735  $1.024  $1,440   $2,468
 - Assuming no redemption  $235  $  724  $1,240   $2,468
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $335  $  724  $1,240   $2,656
 - Assuming no redemption  $235  $  724  $1,240   $2,656
---------------------------------------------------------
REAL ESTATE SECURITIES
Class A Shares             $357  $  980     N/A      N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $854  $1,377     N/A      N/A
 - Assuming no redemption  $354  $1,077     N/A      N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $454  $1,077     N/A      N/A
 - Assuming no redemption  $354  $1,077     N/A      N/A
---------------------------------------------------------

Fund Fees and Expenses continued

 The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.
 Certain institutions that sell Fund Shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "What I Should Know When I Purchase Shares Through An Authorized Dealer?"

Service Providers

 INVESTMENT ADVISERS



  INVESTMENT ADVISER                             FUND
 ----------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Balanced
  One New York Plaza                             Growth and Income
  New York, New York 10004                       CORE Large Cap Value
                                                 CORE Large Cap Growth
                                                 CORE Small Cap Equity
                                                 Strategic Growth
                                                 Growth Opportunities
                                                 Mid Cap Value
                                                 Small Cap Value
                                                 Real Estate Securities
 ----------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
  One New York Plaza                             Capital Growth
  New York, New York 10004
 ----------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controls the Investment Advis-ers, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM and GSFM, together with their affiliates, acted as investment adviser or distributor for assets in excess of $199 bil-lion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 . Supervises all non-advisory operations of the Funds
 . Provides personnel to perform necessary executive, administrative and cler-
   ical services to the Funds
 . Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 . Maintains the records of each Fund
 . Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               ACTUAL RATE
                                           FOR THE FISCAL YEAR
                                            OR PERIOD  ENDED
                          CONTRACTUAL RATE  JANUARY  31, 1999
 -------------------------------------------------------------
  GSAM:
 -------------------------------------------------------------
  Balanced                      0.65%             0.65%
 -------------------------------------------------------------
  Growth and Income             0.70%             0.70%
 -------------------------------------------------------------
  CORE Large Cap Value          0.60%             0.60%
 -------------------------------------------------------------
  CORE Large Cap Growth         0.75%             0.60%
 -------------------------------------------------------------
  CORE Small Cap Equity         0.85%             0.81%
 -------------------------------------------------------------
  Strategic Growth              1.00%              N/A
 -------------------------------------------------------------
  Growth Opportunities          1.00%              N/A
 -------------------------------------------------------------
  Mid Cap Value                 0.75%             0.75%
 -------------------------------------------------------------
  Small Cap Value               1.00%             1.00%
 -------------------------------------------------------------
  Real Estate Securities        1.00%             1.00%
 -------------------------------------------------------------
  GSFM:
 -------------------------------------------------------------
  CORE U.S. Equity              0.75%             0.64%
 -------------------------------------------------------------
  Capital Growth                1.00%             1.00%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

                                                               SERVICE PROVIDERS


 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand is also President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 18-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and exter-nal investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Value Team
 . Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team
 . Multi-sector focus provides a balanced perspective
 . Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

--------------------------------------------------------------------------------
Value Team

                                   YEARS
                  FUND             PRIMARILY
 NAME AND TITLE   RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
-------------------------------------------------------------------------------
 Eileen A.        PORTFOLIO           SINCE    MS. APTMAN JOINED THE INVESTMENT
 Aptman           MANAGER--           1996     ADVISER AS A RESEARCH ANALYST IN
 VICE PRESIDENT   MID CAP VALUE       1997     1993. SHE BECAME A PORTFOLIO
                  SMALL CAP VALUE              MANAGER IN 1996.
-------------------------------------------------------------------------------
 Paul D. Farrell  SENIOR PORTFOLIO    SINCE    MR. FARRELL JOINED THE
 MANAGING         MANAGER-- SMALL     1992     INVESTMENT ADVISER AS A
 DIRECTOR         CAP VALUE           1998     PORTFOLIO MANAGER IN 1991. IN
                  MID CAP VALUE       1999     1998, HE BECAME RESPONSIBLE FOR
                  GROWTH AND          1999     MANAGING THE INVESTMENT
                  INCOME                       ADVISER'S VALUE TEAM.
                  BALANCED
                  (EQUITY)
-------------------------------------------------------------------------------
 Matthew B.       PORTFOLIO           SINCE    MR. MCLENNAN JOINED THE
 McLennan         MANAGER--           1996     INVESTMENT ADVISER AS A RESEARCH
 VICE PRESIDENT   SMALL CAP VALUE     1998     ANALYST IN 1995 AND BECAME A
                  MID CAP VALUE                PORTFOLIO MANAGER IN 1996. FROM
                                               1994 TO 1995, HE WORKED IN THE
                                               INVESTMENT BANKING DIVISION OF
                                               GOLDMAN SACHS IN AUSTRALIA. FROM
                                               1991 TO 1994, MR. MCLENNAN
                                               WORKED AT QUEENSLAND INVESTMENT
                                               CORPORATION IN AUSTRALIA.
-------------------------------------------------------------------------------
 Karma Wilson     PORTFOLIO           SINCE    MS. WILSON JOINED THE
 VICE PRESIDENT   MANAGER--           1998     INVESTMENT ADVISER AS A
                  BALANCED            1998     PORTFOLIO MANAGER IN 1994.
                  (EQUITY)            1998     PRIOR TO 1994, SHE WAS AN
                  GROWTH AND                   INVESTMENT ANALYST WITH
                  INCOME                       BANKERS TRUST AUSTRALIA LTD.
                  MID CAP VALUE
-------------------------------------------------------------------------------

 Quantitative Equity Team
 . A stable and growing team supported by an extensive internal staff
 . Access to the research ideas of Goldman Sachs' renowned Global Investment
   Research Department
 . More than $22 billion in equities currently under management

--------------------------------------------------------------------------------
Quantitative Equity Team

                                                  YEARS
                                                  PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
------------------------------------------------------------------------------------------
 Melissa Brown         SENIOR PORTFOLIO MANAGER--    SINCE      MS. BROWN JOINED THE
 VICE PRESIDENT        CORE LARGE CAP VALUE          1998       INVESTMENT ADVISER AS A
                       CORE U.S. EQUITY              1998       PORTFOLIO MANAGER IN
                       CORE LARGE CAP GROWTH         1998       1998. FROM
                       CORE SMALL CAP EQUITY         1998       1984 TO 1998, SHE WAS
                                                                THE
                                                                DIRECTOR OF QUANTITATIVE
                                                                EQUITY RESEARCH AND
                                                                SERVED ON THE INVESTMENT
                                                                POLICY COMMITTEE AT
                                                                PRUDENTIAL SECURITIES.
------------------------------------------------------------------------------------------
 Kent A. Clark         SENIOR PORTFOLIO MANAGER--    SINCE      MR. CLARK JOINED THE
 MANAGING              CORE U.S. EQUITY              1996       INVESTMENT ADVISER AS A
 DIRECTOR              CORE LARGE CAP GROWTH         1997       PORTFOLIO MANAGER IN THE
                       CORE SMALL CAP EQUITY         1997       QUANTITATIVE EQUITY
                       CORE LARGE CAP VALUE          1998       MANAGEMENT TEAM IN 1992.
------------------------------------------------------------------------------------------
 Robert C. Jones       SENIOR PORTFOLIO MANAGER--    SINCE      MR. JONES JOINED THE
 MANAGING              CORE U.S. EQUITY              1991       INVESTMENT ADVISER AS A
 DIRECTOR              CORE LARGE CAP GROWTH         1997       PORTFOLIO MANAGER IN
                       CORE SMALL CAP EQUITY         1997       1989.
                       CORE LARGE CAP VALUE          1998
------------------------------------------------------------------------------------------
 Victor H.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. PINTER JOINED THE
 Pinter                CORE U.S. EQUITY              1996       INVESTMENT ADVISER AS A
 VICE PRESIDENT        CORE LARGE CAP GROWTH         1997       RESEARCH ANALYST IN
                       CORE SMALL CAP EQUITY         1997       1990. HE BECAME A
                       CORE LARGE CAP VALUE          1998       PORTFOLIO MANAGER IN
                                                                1992.
------------------------------------------------------------------------------------------

 Growth Equity Investment Team
 . 18 year consistent investment style applied through diverse and complete market cycles
 . More than $11 billion in equities currently under management
 . More than 150 client account relationships
 . A portfolio management and analytical team with more than 130 years com-bined investment experience

                                                               SERVICE PROVIDERS

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                  YEARS
                                                  PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
------------------------------------------------------------------------------------------
 George D. Adler       SENIOR PORTFOLIO MANAGER--    SINCE      MR. ADLER JOINED THE
 VICE PRESIDENT        BALANCED (EQUITY)             1997       INVESTMENT ADVISER AS A
                       CAPITAL GROWTH                1997       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1990 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY
                                                                INVESTMENT MANAGEMENT,
                                                                INC. ("LIBERTY").
------------------------------------------------------------------------------------------
 Robert G.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. COLLINS JOINED THE
 Collins               CAPITAL GROWTH                1997       INVESTMENT ADVISER AS
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER AND
                       STRATEGIC GROWTH              1999       CO-CHAIR OF THE GROWTH
                       GROWTH OPPORTUNITIES          1999       EQUITY INVESTMENT
                                                                COMMITTEE IN 1997. FROM
                                                                1991 TO 1997, HE WAS A
                                                                PORTFOLIO MANAGER AT
                                                                LIBERTY. HIS PAST
                                                                EXPERIENCE INCLUDES WORK
                                                                AS A SPECIAL SITUATIONS
                                                                ANALYST WITH
                                                                RAYMOND JAMES &
                                                                ASSOCIATES FOR
                                                                FIVE YEARS.
------------------------------------------------------------------------------------------
 Herbert E.            SENIOR PORTFOLIO MANAGER--    SINCE      MR. EHLERS JOINED THE
 Ehlers                CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
 MANAGING              BALANCED (EQUITY)             1998       SENIOR PORTFOLIO MANAGER
 DIRECTOR              STRATEGIC GROWTH              1999       AND CHIEF INVESTMENT
                       GROWTH OPPORTUNITIES          1999       OFFICER OF THE GROWTH
                                                                EQUITY TEAM IN 1997.
                                                                FROM 1994 TO 1997, HE
                                                                WAS THE CHIEF INVESTMENT
                                                                OFFICER AND CHAIRMAN OF
                                                                LIBERTY. HE WAS A
                                                                PORTFOLIO MANAGER AND
                                                                PRESIDENT AT LIBERTY'S
                                                                PREDECESSOR FIRM, EAGLE
                                                                ASSET MANAGEMENT
                                                                ("EAGLE"), FROM 1984 TO
                                                                1994.
------------------------------------------------------------------------------------------
 Gregory H.            SENIOR PORTFOLIO MANAGER--    SINCE      MR. EKIZIAN JOINED THE
 Ekizian               CAPITAL GROWTH                1997       INVESTMENT ADVISER AS
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER AND
                       STRATEGIC GROWTH              1999       CO-CHAIR OF THE GROWTH
                       GROWTH OPPORTUNITIES          1999       EQUITY INVESTMENT
                                                                COMMITTEE IN 1997. FROM
                                                                1990 TO 1997, HE WAS A
                                                                PORTFOLIO MANAGER AT
                                                                LIBERTY AND ITS
                                                                PREDECESSOR FIRM, EAGLE.
------------------------------------------------------------------------------------------
 David G. Shell        SENIOR PORTFOLIO MANAGER--    SINCE      MR. SHELL JOINED THE
 VICE PRESIDENT        CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
                       BALANCED (EQUITY)             1998       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1987 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY AND
                                                                ITS PREDECESSOR FIRM,
                                                                EAGLE.
------------------------------------------------------------------------------------------
 Ernest C.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. SEGUNDO JOINED THE
 Segundo, Jr.          CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1992 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY.
------------------------------------------------------------------------------------------

 Fixed-Income Portfolio Management Team
 . Fixed-income portfolio management is comprised of a deep team of sector specialists
 . The team strives to maximize risk-adjusted returns by de-emphasizing inter-est rate anticipation and focusing on security selection and sector alloca-tion
 . The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net worth clients

--------------------------------------------------------------------------------
Fixed-Income Portfolio Management Team

                                      YEARS
                                      PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
--------------------------------------------------------------------------------
 Jonathan A.      SENIOR PORTFOLIO       SINCE    MR. BEINNER JOINED THE
 Beinner          MANAGER --             1994     INVESTMENT ADVISER AS A
 MANAGING         BALANCED (FIXED-                PORTFOLIO MANAGER IN 1990.
 DIRECTOR AND     INCOME)
 CO-HEAD U.S.
 FIXED INCOME
--------------------------------------------------------------------------------
 C. Richard Lucy  SENIOR PORTFOLIO       SINCE    MR. LUCY JOINED THE INVESTMENT
 MANAGING         MANAGER --             1994     ADVISER AS A PORTFOLIO MANAGER
 DIRECTOR AND     BALANCED (FIXED-                IN 1992.
 CO-HEAD U.S.     INCOME)
 FIXED INCOME
--------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

--------------------------------------------------------------------------------
Real Estate Securities Team

 The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 . Fundamental real estate acquisition, development and operations
 . Real estate capital markets
 . Mergers and acquisitions
 . Asset management

                                        YEARS
                                        PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
---------------------------------------------------------------------------------
 Herbert E.        PORTFOLIO MANAGER--     SINCE    MR. EHLERS JOINED THE
 Ehlers            REAL ESTATE             1998     INVESTMENT ADVISER AS A
 MANAGING          SECURITIES                       SENIOR PORTFOLIO MANAGER AND
 DIRECTOR                                           CHIEF INVESTMENT OFFICER OF
                                                    THE GROWTH EQUITY TEAM IN
                                                    1997. FROM 1994 TO 1997, HE
                                                    WAS THE CHIEF INVESTMENT
                                                    OFFICER AND CHAIRMAN OF
                                                    LIBERTY. HE WAS A PORTFOLIO
                                                    MANAGER AND PRESIDENT AT
                                                    LIBERTY'S PREDECESSOR FIRM,
                                                    EAGLE, FROM 1984 TO 1994.
---------------------------------------------------------------------------------
 Elizabeth         PORTFOLIO MANAGER--     SINCE    MS. GROVES JOINED THE
 Groves            REAL ESTATE             1998     INVESTMENT ADVISER AS A
 VICE PRESIDENT    SECURITIES                       PORTFOLIO MANAGER IN 1998.
                                                    HER PREVIOUS EXPERIENCE
                                                    INCLUDES 12 YEARS IN THE REAL
                                                    ESTATE AND REAL ESTATE
                                                    FINANCE BUSINESS. FROM 1991
                                                    TO 1997, SHE WORKED IN THE
                                                    REAL ESTATE DEPARTMENT OF THE
                                                    INVESTMENT BANKING DIVISION
                                                    OF GOLDMAN SACHS, WHERE SHE
                                                    WAS RESPONSIBLE FOR BOTH
                                                    PUBLIC AND PRIVATE CAPITAL
                                                    MARKET TRANSACTIONS.
---------------------------------------------------------------------------------
 Mark Howard-      PORTFOLIO MANAGER--     SINCE    MR. HOWARD-JOHNSON JOINED THE
 Johnson           REAL ESTATE             1998     INVESTMENT ADVISER AS A
 VICE PRESIDENT    SECURITIES                       PORTFOLIO MANAGER IN 1998.
                                                    HIS PREVIOUS EXPERIENCE
                                                    INCLUDES 15 YEARS IN THE REAL
                                                    ESTATE FINANCE BUSINESS. FROM
                                                    1996 TO 1998, HE WAS THE
                                                    SENIOR EQUITY ANALYST FOR
                                                    BOSTON FINANCIAL, RESPONSIBLE
                                                    FOR THE PIONEER REAL ESTATE
                                                    SHARES FUND. PRIOR TO JOINING
                                                    BOSTON FINANCIAL, FROM 1994
                                                    TO 1996, MR. HOWARD-JOHNSON
                                                    WAS A REAL ESTATE SECURITIES
                                                    ANALYST FOR THE PENOBSCOT
                                                    GROUP, INC., ONE OF ONLY TWO
                                                    INDEPENDENT RESEARCH FIRMS IN
                                                    THE PUBLIC REAL ESTATE
                                                    SECURITIES BUSINESS.
---------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly

                                                               SERVICE PROVIDERS

 known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 . The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 . The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 . Cash
 . Additional shares of the same class of the same Fund
 . Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                          INVESTMENT     CAPITAL GAINS
FUND                    INCOME DIVIDENDS DISTRIBUTIONS
------------------------------------------------------
Balanced                   QUARTERLY       ANNUALLY
------------------------------------------------------
Growth and Income          QUARTERLY       ANNUALLY
------------------------------------------------------
CORE Large Cap Value       QUARTERLY       ANNUALLY
------------------------------------------------------
CORE U.S. Equity            ANNUALLY       ANNUALLY
------------------------------------------------------
CORE Large Cap Growth       ANNUALLY       ANNUALLY
------------------------------------------------------
CORE Small Cap Equity       ANNUALLY       ANNUALLY
------------------------------------------------------
Capital Growth              ANNUALLY       ANNUALLY
------------------------------------------------------
Strategic Growth            ANNUALLY       ANNUALLY
------------------------------------------------------
Growth Opportunities        ANNUALLY       ANNUALLY
------------------------------------------------------
Mid Cap Value               ANNUALLY       ANNUALLY
------------------------------------------------------
Small Cap Value             ANNUALLY       ANNUALLY
------------------------------------------------------
Real Estate Securities     QUARTERLY       ANNUALLY
------------------------------------------------------

                                                                       DIVIDENDS


From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:
 . Goldman Sachs:
 . Authorized Dealers; or
 . Directly from Goldman Sachs Trust (the "Trust").

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:
 . Complete the enclosed Account Application
 . Mail your payment and Account Application to:

  YOUR AUTHORIZED DEALER
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  OR

  GOLDMAN SACHS FUNDS C/O NATIONAL FINANCIAL DATA SERVICES, INC. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund AND Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers checques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

                                                               SHAREHOLDER GUIDE


 What Is My Minimum Investment In The Funds?

                                                             INITIAL ADDITIONAL
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.


 -----------------------------------------------------------------------------

  MAXIMUM AMOUNT YOU CAN BUY IN THE AGGREGATE ACROSS FUNDS  Class A No limit
                         -----------------------------------------------------
                                                            Class B $250,000
                         -----------------------------------------------------
                                                            Class C $1,000,000

 -----------------------------------------------------------------------------

  INITIAL SALES CHARGE  Class A Applies to purchases of less than $1 million--varies by
                                size of investment with a
                                maximum of 5.5%
                         -----------------------------------
                        Class B None
                         -----------------------------------
                        Class C None
 -----------------------------------------------------------
  CDSC                  Class A 1.00% on certain investments
                                of $1 million or more IF you
                                sell within 18 months
                         -----------------------------------
                        Class B 6 year declining CDSC with a
                                maximum of 5%
                         -----------------------------------
                        Class C 1% if shares are redeemed
                                within 12 months of purchase
 -----------------------------------------------------------
  CONVERSION FEATURE    Class A None
                         -----------------------------------
                        Class B Class B Shares convert to
                                Class A Shares after 8 years
                         -----------------------------------
                        Class C None
 -----------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Refuse to open an account if you fail to (i) provide a social security num-ber or other taxpayer identification number; or (ii) certify that such num-ber is correct (if required to do so under applicable law).
 . Reject or restrict any purchase or exchange order by a particular purchaser
   (or group of related purchasers). This may occur, for example, when a pat-tern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.
 . Modify or waive the minimum investment amounts.
 . Modify the manner in which shares are offered.
 . Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 . NAV per share of each share class is calculated by the Fund's custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 . When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
 . When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 NOTE: THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED AND THE TIME BY WHICH ORDERS MUST BE RECEIVED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE IS STOPPED AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next

                                                               SHAREHOLDER GUIDE

 determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund opera-tions and other relevant factors.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 THE OFFERING PRICE OF CLASS A SHARES OF EACH FUND IS THE NEXT DETERMINED NAV PER SHARE PLUS AN INITIAL SALES CHARGE PAID TO GOLDMAN SACHS AT THE TIME OF PURCHASE OF SHARES. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as fol-lows:


                                                     SALES CHARGE  MAXIMUM DEALER
                                     SALES CHARGE AS AS PERCENTAGE  ALLOWANCE AS
         AMOUNT OF PURCHASE           PERCENTAGE OF  OF NET AMOUNT  PERCENTAGE OF
  (INCLUDING SALES CHARGE, IF ANY)   OFFERING PRICE    INVESTED    OFFERING PRICE*
 ---------------------------------------------------------------------------------
  Less than $50,000                       5.50%          5.82%          5.00%
  $50,000 up to (but less than)
   $100,000                               4.75           4.99           4.00
  $100,000 up to (but less than)
   $250,000                               3.75           3.90           3.00
  $250,000 up to (but less than)
   $500,000                               2.75           2.83           2.25
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

   * Dealer's allowance may be changed periodically. During special promo-tions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of cer-tain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commis-sion in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-spon-sored benefit plans investing in the Funds which satisfy the criteria set forth below in "When Are Class A Shares Not Subject To A Sales Load?" or $1 million or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addi-tion, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, exclud-ing any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemp-tions in certain circumstances. See "In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

 . Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individ-uals;
 . Qualified retirement plans of Goldman Sachs;
 . Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 . Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 . Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 . Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from pay-ing a sales charge or commission in connection with the purchase of shares of a Fund;
 . Pension and profit sharing plans, pension funds and other company-sponsored benefit plans that:
   . Buy shares of Goldman Sachs Funds worth $500,000 or more; or . Have 100 or more eligible employees at the time of purchase; or . Certify that they expect to have annual plan purchases of shares of
     Goldman Sachs Funds of $200,000 or more; or . Are provided administrative services by certain third-party administra-
     tors that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
   . Have at the time of purchase aggregate assets of at least $2,000,000;

                                                               SHAREHOLDER GUIDE

 . "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
 . Registered investment advisers investing for accounts for which they receive asset-based fees;
 . Accounts over which GSAM or its advisory affiliates have investment discre-
   tion; or
 . Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 YOU MUST CERTIFY ELIGIBILITY FOR ANY OF THE ABOVE EXEMPTIONS ON YOUR ACCOUNT APPLICATION AND NOTIFY THE FUND IF YOU NO LONGER ARE ELIGIBLE FOR THE EXEMP-TION. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 . RIGHT OF ACCUMULATION: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds' Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Addi-tional Statement has more information about the Right of Accumulation.
 . STATEMENT OF INTENTION: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 YOU MAY PURCHASE CLASS B SHARES OF THE FUNDS AT THE NEXT DETERMINED NAV WITHOUT AN INITIAL SALES CHARGE. HOWEVER, CLASS B SHARES REDEEMED WITHIN SIX YEARS OF PURCHASE WILL BE SUBJECT TO A CDSC AT THE RATES SHOWN IN THE TABLE BELOW BASED ON HOW LONG YOU HELD YOUR SHARES.

 The CDSC schedule is as follows:

                             CDSC AS A
                           PERCENTAGE OF
                           DOLLAR AMOUNT
  YEAR SINCE PURCHASE     SUBJECT TO CDSC
 ----------------------------------------
  First                          5%
  Second                         4%
  Third                          3%
  Fourth                         3%
  Fifth                          2%
  Sixth                          1%
  Seventh and thereafter       None
 ----------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Deal-ers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

                                                               SHAREHOLDER GUIDE

 result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 YOU MAY PURCHASE CLASS C SHARES OF THE FUNDS AT THE NEXT DETERMINED NAV WITHOUT PAYING AN INITIAL SALES CHARGE. HOWEVER, IF YOU REDEEM CLASS C SHARES WITHIN 12 MONTHS OF PURCHASE, A CDSC OF 1% WILL BE DEDUCTED FROM THE REDEMPTION PROCEEDS; PROVIDED THAT IN CONNECTION WITH PURCHASES BY PENSION AND PROFIT SHARING PLANS, PENSION FUNDS AND OTHER COMPANY-SPONSORED BENEFIT PLANS, WHERE ALL OF THE CLASS C SHARES ARE REDEEMED WITHIN 12 MONTHS OF PUR-CHASE, A CDSC OF 1% MAY BE IMPOSED UPON THE PLAN SPONSOR OR THIRD PARTY ADMINISTRATOR.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 . The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
   . No CDSC is charged on shares acquired from reinvested dividends or capi-
     tal gains distributions.
   . No CDSC is charged on the per share appreciation of your account over the initial purchase price.
   . When counting the number of months since a purchase of Class B or Class C
     Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 . To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 . Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Retirement Plan");
 . The death or disability (as defined in Section 72(m)(7) of the Internal
   Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 . Hardship withdrawals by a participant or beneficiary in a Retirement Plan; . Satisfying the minimum distribution requirements of the Code;
 . Establishing "substantially equal periodic payments" as described under
   Section 72(t)(2) of the Code;
 . The separation from service by a participant or beneficiary in a Retirement
   Plan;
 . The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 . Excess contributions distributed from a Retirement Plan;
 . Distributions from a qualified Retirement Plan invested in the Goldman
   Sachs Funds which are being rolled over to a Goldman Sachs IRA; or . Redemption proceeds which are to be reinvested in accounts or non-regis-
   tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 THE DECISION AS TO WHICH CLASS TO PURCHASE DEPENDS ON THE AMOUNT YOU INVEST, THE INTENDED LENGTH OF THE INVESTMENT AND YOUR PERSONAL SITUATION.

 . CLASS A SHARES. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 . CLASS B SHARES. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and serv-ice fee paid by Class B

                                                               SHAREHOLDER GUIDE

  Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus, lower performance and lower divi-dend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 . CLASS C SHARES. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is avail-able to work for you from the time you make your initial investment. Howev-er, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 NOTE: AUTHORIZED DEALERS MAY RECEIVE DIFFERENT COMPENSATION FOR SELLING CLASS A, CLASS B OR CLASS C SHARES.

 In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. EACH FUND WILL REDEEM ITS SHARES UPON REQUEST ON ANY BUSINESS DAY AT THE NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM, SUBJECT TO ANY APPLICABLE CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

  INSTRUCTIONS FOR REDEMPTIONS:
 -------------------------------------------------------------------------
  BY WRITING:      . Write a letter of instruction that includes:
                   . Your name(s) and signature(s)
                   . Your account number
                   . The Fund name and Class of Shares
                   . The dollar amount you want to sell
                   . How and where to send the proceeds
                   . Obtain a signature guarantee (see details below)
                   . Mail your request to:
                     Goldman Sachs Funds
                     c/o NFDS
                     P.O. Box 419711
                     Kansas City, MO 64141-6711
 -------------------------------------------------------------------------
  BY TELEPHONE:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   . 1-800-526-7384
                     (8:00 a.m. to 4:00 p.m. New York time)
                   . You may redeem up to $50,000 of your shares
                     within any 7 calendar day period
                   . Proceeds which are sent directly to a Goldman
                     Sachs brokerage account are not subject to the
                     $50,000 limit
 -------------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 . You are requesting in writing to redeem shares in an amount over $50,000; . You would like the redemption proceeds sent to an address that is not your address of record; or
 . You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or

                                                               SHAREHOLDER GUIDE

 herself as the owner of an account or the owner's registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 . All telephone requests are recorded.
 . Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indi-cating another address or account) and exchanges of shares normally will be made only to an identically registered account.
 . Telephone redemptions will not be accepted during the 30-day period follow-
   ing any change in your address of record.
 . The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tele-phone redemptions on your behalf.
 . The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 How Are Redemption Proceeds Paid?
 BY WIRE: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 . Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 . A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

 . To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
 . Neither the Trust, Goldman Sachs nor any Authorized Dealer assume any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 BY CHECK: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 . Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem your shares in other circumstances determined by the Board of Trust-
   ees to be in the best interests of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
  . Class A or B Shares--Class A Shares of the same Fund or any other Goldman
    Sachs Fund
  . Class C Shares--Class C Shares of the same Fund or any other Goldman
    Sachs Fund

                                                               SHAREHOLDER GUIDE

 . You should obtain and read the applicable prospectuses before investing in any other Funds.
 . If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subse-quent redemption. For Class B Shares, you may reinvest the redemption pro-ceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemp-tion of the Class B Shares will not be credited to your account.
 . The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exer-cised once per year upon receipt of a written request.
 . You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  INSTRUCTIONS FOR EXCHANGING SHARES:
 -----------------------------------------------------------------------
  BY WRITING:      . Write a letter of instruction that includes:
                   . Your name(s) and signature(s)
                   . Your account number
                   . The Fund name and Class of Shares
                   . The dollar amount you want to exchange
                   . Obtain a signature guarantee (see details above)
                   . Mail the request to:
                     Goldman Sachs Funds
                     c/o NFDS
                     P.O. Box 419711
                     Kansas City, MO 64141-6711
                   or for overnight delivery -
                   Goldman Sachs Funds
                   c/o NFDS
                   330 West 9th St.
                   Poindexter Bldg., 1st Floor
                   Kansas City, MO 64105
 -----------------------------------------------------------------------
  BY TELEPHONE:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   . 1-800-526-7384
                     (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 . You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 . Six free exchanges are allowed in each 12 month period.
 . A $12.50 fee may be charged for each subsequent exchange.
 . There is no charge for exchanges made pursuant to the Automatic Exchange
   Program.
 . The exchanged shares may later be exchanged for shares of the same class
   (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
 . When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares origi-nally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
 . Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
 . All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
 . Exchanges are available only in states where exchanges may be legally made. . It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
 . Goldman Sachs and NFDS may use reasonable procedures described under "What
   Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
 . Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                               SHAREHOLDER GUIDE


 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge or CDSC will be imposed.
 . You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge is imposed.
 . Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 . Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 . Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 . You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

 . You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 . You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 . It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 . You must have a minimum balance of $5,000 in a Fund.
 . Checks are mailed on or about the 25th day of each month.
 . Each systematic withdrawal is a redemption and therefore a taxable transac-
   tion.
 . The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-526-7384. You will also be provided with a printed confirmation for each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmations on a differ-ent schedule. The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your

                                                               SHAREHOLDER GUIDE

 transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 . A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 . Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Autho-rized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from their arrangements. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 . Compensation paid to and expenses incurred by Authorized Dealers, Goldman
   Sachs and their respective officers, employees and sales representatives;
 . Commissions paid to Authorized Dealers;
 . Allocable overhead;
 . Telephone and travel expenses;
 . Interest and other costs associated with the financing of such compensation and expenses;
 . Printing of prospectuses for prospective shareholders;
 . Preparation and distribution of sales literature or advertising of any type; and
 . All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class A Shares (Real Estate Securities Fund only), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques
 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securi-ties by the average monthly value of a Fund's portfolio securities, exclud-ing securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks


 RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES AND REITS. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of suffi-cient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have lim-ited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

                                                                      APPENDIX A


 RISKS OF FOREIGN INVESTMENTS. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year

 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign gov-ernments may be disrupted by the Year 2000 Problem, and the investment port-folio of a Fund may be adversely affected. Furthermore, with respect to cer-tain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and polit-ical or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 RISKS OF EMERGING COUNTRIES. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are gener-

                                                                      APPENDIX A

 ally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging coun-tries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of the characteristics discussed above and lower trading vol-umes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

                                                                      APPENDIX A


 RISKS OF DERIVATIVE INVESTMENTS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 RISKS OF ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 . Both domestic and foreign securities that are not readily marketable
 . Certain stripped mortgage-backed securities
 . Repurchase agreements and time deposits with a notice or demand period of more than seven days
 . Certain over-the-counter options
 . Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 CREDIT RISKS. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 TEMPORARY INVESTMENT RISKS. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 . U.S. government securities
 . Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's . Certificates of deposit
 . Bankers' acceptances
 . Repurchase agreements
 . Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in

                                                                      APPENDIX A

 fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attribut-able to changes in interest rates. Generally, the market value of convert-ible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 FOREIGN CURRENCY TRANSACTIONS. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the bene-fits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 STRUCTURED SECURITIES. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITS. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund

                                                                      APPENDIX A

 may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selec-tion and durations in accordance with their investment objectives and poli-cies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of ini-tial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 . While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 . Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 . The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 . Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 . As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 . Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 . Foreign exchanges may not provide the same protection as U.S. exchanges.

 EQUITY SWAPS. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time

                                                                      APPENDIX A

 of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with primary dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 LENDING OF PORTFOLIO SECURITIES. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 SHORT SALES AGAINST-THE-BOX. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 OTHER INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 . STANDARD & POOR'S DEPOSITORY RECEIPTS. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of

                                                                      APPENDIX A

  cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 . WORLD EQUITY BENCHMARK SHARES. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 UNSEASONED COMPANIES. Each Fund may invest in companies (including predeces-sors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have lim-ited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned compa-nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 CORPORATE DEBT OBLIGATIONS. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial insti-tutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

 BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addi-tion, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic condi-tions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. government.

 MORTGAGE-BACKED SECURITIES. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an

                                                                      APPENDIX A

 investor with a specified interest in the cash flow from a pool of under-lying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes hav-ing an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages princi-pally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 ASSET-BACKED SECURITIES. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a secu-rity interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 BORROWINGS. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of their total assets for tempo-rary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

 MORTGAGE DOLLAR ROLLS. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 YIELD CURVE OPTIONS. Certain Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is prof-itable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 REVERSE REPURCHASE AGREEMENTS. Certain Funds may enter into reverse repur-chase agreements. Reverse repurchase agreements involve the sale of securi-ties held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Invest-

                                                                      APPENDIX A

 ment Adviser expects that the interest income to be earned from the invest-ment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by propor-tionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 MUNICIPAL SECURITIES. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interest in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities. Such securities may pay fixed, variable or float-ing rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass trans-portation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securi-ties in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities.

 INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTER-EST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 LOAN PARTICIPATIONS. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an inter-est in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appro-priate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

 INVERSE FLOATERS. Certain Funds may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

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                                                                             105

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an invest-ment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request).


 BALANCED FUND

                                                            INCOME FROM
                                                      INVESTMENT OPERATIONS/D/
                                                    ---------------------------
                                                                 NET REALIZED
                                                                AND UNREALIZED
                                                                GAIN (LOSS) ON
                                                                 INVESTMENT,
                                          NET ASSET              FUTURES AND
                                           VALUE,      NET     FOREIGN CURRENCY
                                          BEGINNING INVESTMENT     RELATED
                                          OF PERIOD   INCOME     TRANSACTIONS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                      $20.29     $0.58         $0.20
1999 - Class B Shares                       20.20      0.41          0.21
1999 - Class C Shares                       20.17      0.41          0.21
1999 - Institutional Shares                 20.29      0.64          0.20
1999 - Service Shares                       20.28      0.53          0.21
-------------------------------------------------------------------------------
1998 - Class A Shares                       18.78      0.57          2.66
1998 - Class B Shares                       18.73      0.50          2.57
1998 - Class C Shares (commenced August
 15, 1997)                                  21.10      0.25          0.24
1998 - Institutional Shares (commenced
 August 15, 1997)                           21.18      0.26          0.32
1998 - Service Shares (commenced August
 15, 1997)                                  21.18      0.22          0.32
-------------------------------------------------------------------------------
1997 - Class A Shares                       17.31      0.66          2.47
1997 - Class B Shares (commenced May 1,
 1996)                                      17.46      0.42          2.34
-------------------------------------------------------------------------------
1996 - Class A Shares                       14.22      0.51          3.43
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1995 - Class A Shares (commenced October
 12, 1994)                                  14.18      0.10          0.02
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.

                                                                      APPENDIX B







      DISTRIBUTIONS TO SHAREHOLDERS
 ---------------------------------------

                           FROM NET                                         NET
                         REALIZED GAIN                                     ASSETS
                        ON INVESTMENT,                                     AT END
            IN EXCESS     FUTURES AND    NET INCREASE                        OF      RATIO OF
  FROM NET    OF NET    FOREIGN CURRENCY  (DECREASE)  NET ASSET            PERIOD  NET EXPENSES
 INVESTMENT INVESTMENT      RELATED      IN NET ASSET VALUE, END  TOTAL     (IN     TO AVERAGE
   INCOME     INCOME     TRANSACTIONS       VALUE     OF PERIOD  RETURN/A/ 000S)    NET ASSETS
-----------------------------------------------------------------------------------------------
   $(0.59)    $  --          $  --          $ 0.19      $20.48     3.94%  $192,453     1.04%
    (0.45)       --             --            0.17       20.37     3.15     43,926     1.80
    (0.45)       --             --            0.17       20.34     3.14     14,286     1.80
    (0.65)       --             --            0.19       20.48     4.25      8,010     0.73
    (0.55)       --             --            0.19       20.47     3.80        490     1.23
-----------------------------------------------------------------------------------------------
    (0.56)       --          (1.16)           1.51       20.29    17.54    163,636     1.00
    (0.42)    (0.02)         (1.16)           1.47       20.20    16.71     23,639     1.76
    (0.22)    (0.04)         (1.16)          (0.93)      20.17     2.49c     8,850     1.77b
    (0.23)    (0.08)         (1.16)          (0.89)      20.29     2.93c     8,367     0.76b
    (0.22)    (0.06)         (1.16)          (0.90)      20.28     2.66c        16     1.26b
-----------------------------------------------------------------------------------------------
    (0.66)       --          (1.00)           1.47       18.78    18.59     81,410     1.00
    (0.42)    (0.07)         (1.00)           1.27       18.73    16.22c     2,110     1.75b
-----------------------------------------------------------------------------------------------
    (0.50)       --          (0.35)           3.09       17.31    28.10     50,928     1.00
-----------------------------------------------------------------------------------------------
    (0.08)       --             --            0.04       14.22     0.87c     7,510     1.00b
-----------------------------------------------------------------------------------------------

c Not annualized.
d Includes the balancing effect of calculating per share amounts.
e Includes the effect of mortgage dollar roll transactions.

                                                RATIOS ASSUMING
                                              NO VOLUNTARY WAIVER
                                         OF FEES OR EXPENSE LIMITATIONS
                                         ------------------------------------


                             RATIO OF                            RATIO OF
                          NET INVESTMENT   RATIO OF           NET INVESTMENT
                            INCOME TO     EXPENSES TO         INCOME (LOSS)         PORTFOLIO
                           AVERAGE NET      AVERAGE           TO AVERAGE NET        TURNOVER
                              ASSETS      NET ASSETS              ASSETS              RATEE
---------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares          2.90%                   1.45%                2.49%     175.06%
1999 - Class B Shares          2.16                    2.02                 1.94      175.06
1999 - Class C Shares          2.17                    2.02                 1.95      175.06
1999 - Institutional
 Shares                        3.22                    0.95                 3.00      175.06
1999 - Service Shares          2.77                    1.45                 2.55      175.06
---------------------------------------------------------------------------------------------
1998 - Class A Shares          2.94                    1.57                 2.37      190.43
1998 - Class B Shares          2.14                    2.07                 1.83      190.43
1998 - Class C Shares
 (commenced August 15,
 1997)                         2.13b                   2.08b                1.82b     190.43
1998 - Institutional
 Shares (commenced
 August 15, 1997)              3.13b                   1.07b                2.82b     190.43
1998 - Service Shares
 (commenced August 15,
 1997)                         2.58b                   1.57b                2.27b     190.43
---------------------------------------------------------------------------------------------
1997 - Class A Shares          3.76                    1.77                 2.99      208.11
1997 - Class B Shares
 (commenced May 1, 1996)       2.59b                   2.27b                2.07b     208.11
---------------------------------------------------------------------------------------------
1996 - Class A Shares          3.65                    1.90                 2.75      197.10
---------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED
 JANUARY 31,
1995 - Class A Shares
 (commenced October 12,
 1994)                         3.39b                   8.29b               (3.90)b     14.71
---------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 GROWTH AND INCOME FUND


                                            INCOME FROM
                                       INVESTMENT OPERATIONS/D/     DISTRIBUTIONS TO SHAREHOLDERS
                                    ---------------------------- ------------------------------------
                                                   NET REALIZED
                                                  AND UNREALIZED                          FROM NET
                                                  GAIN (LOSS) ON                       REALIZED GAIN
                          NET ASSET                INVESTMENT,              IN EXCESS  ON INVESTMENT,
                           VALUE,        NET         OPTIONS      FROM NET    OF NET    OPTIONS AND
                          BEGINNING  INVESTMENT    AND FUTURES   INVESTMENT INVESTMENT    FUTURES
                          OF PERIOD INCOME (LOSS)  TRANSACTIONS    INCOME     INCOME    TRANSACTIONS
-----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares      $25.93      $ 0.20         $(1.60)      $(0.19)   $(0.01)        $  --
1999 - Class B Shares       25.73        0.02          (1.58)       (0.04)        --           --
1999 - Class C Shares       25.70        0.02          (1.59)       (0.05)        --           --
1999 - Institutional
 Shares                     25.95        0.29          (1.58)       (0.30)    (0.01)           --
1999 - Service Shares       25.92        0.17          (1.58)       (0.17)    (0.01)           --
-----------------------------------------------------------------------------------------------------
1998 - Class A Shares       23.18        0.11           5.27        (0.11)        --        (2.52)
1998 - Class B Shares       23.10        0.04           5.14           --      (0.03)       (2.52)
1998 - Class C Shares
 (commenced August 15,
 1997)                      28.20       (0.01)          0.06           --      (0.03)       (2.52)
1998 - Institutional
 Shares                     23.19        0.27           5.23        (0.22)        --        (2.52)
1998 - Service Shares       23.17        0.14           5.23        (0.06)     (0.04)       (2.52)
-----------------------------------------------------------------------------------------------------
1997 - Class A Shares       19.98        0.35           5.18        (0.35)     (0.01)       (1.97)
1997 - Class B Shares
 (commenced May 1, 1996)    20.82        0.17           4.31        (0.17)     (0.06)       (1.97)
1997 - Institutional
 Shares (commenced June
 3, 1996)                   21.25        0.29           3.96        (0.30)     (0.04)       (1.97)
1997 - Service Shares
 (commenced March 6,
 1996)                      20.71        0.28           4.50        (0.28)     (0.07)       (1.97)
-----------------------------------------------------------------------------------------------------
1996 - Class A Shares       15.80        0.33           4.75        (0.30)        --        (0.60)
-----------------------------------------------------------------------------------------------------
1995 - Class A Shares       15.79        0.20e          0.30e       (0.20)     (0.07)       (0.33)
-----------------------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.
e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B





             NET INCREASE                            NET ASSETS     RATIO OF
ADDITIONAL    (DECREASE)    NET ASSET                AT END OF    NET EXPENSES
 PAID-IN     IN NET ASSET   VALUE, END    TOTAL        PERIOD      TO AVERAGE
 CAPITAL        VALUE       OF PERIOD    RETURN/A/   (IN 000S)     NET ASSETS
------------------------------------------------------------------------------


$  --        $(1.60)          $24.33      (5.40)%    $1,122,157       1.22%
   --         (1.60)           24.13      (6.07)        349,662       1.92
   --         (1.62)           24.08      (6.12)         48,146       1.92
   --         (1.60)           24.35      (5.00)        173,696       0.80
   --         (1.59)           24.33      (5.44)         11,943       1.30
------------------------------------------------------------------------------
   --          2.75            25.93      23.71       1,216,582       1.25
   --          2.63            25.73      22.87         307,815       1.94
   --         (2.50)           25.70       0.51c         31,686       1.99b
   --          2.76            25.95      24.24          36,225       0.83
   --          2.75            25.92      23.63           8,893       1.32
------------------------------------------------------------------------------
   --          3.20            23.18      28.42         615,103       1.22
   --          2.28            23.10      22.23c         17,346       1.93b
   --          1.94            23.19      20.77c            193       0.82b
   --          2.46            23.17      23.87c          3,174       1.32b
------------------------------------------------------------------------------
   --          4.18            19.98      32.45         436,757       1.20
------------------------------------------------------------------------------
 0.11E         0.01            15.80       3.97         193,772       1.25
------------------------------------------------------------------------------

                               RATIOS ASSUMING NO VOLUNTARY WAIVER
                                  OF FEES OR EXPENSE LIMITATIONS
                               ------------------------------------------
                   RATIO OF                                RATIO OF
                NET INVESTMENT     RATIO OF             NET INVESTMENT
                INCOME (LOSS)    EXPENSES TO           INCOME (LOSS) TO         PORTFOLIO
                TO AVERAGE NET   AVERAGE NET              AVERAGE NET           TURNOVER
                    ASSETS          ASSETS                   ASSETS               RATE
-----------------------------------------------------------------------------------------
FOR THE YEARS
 ENDED
 JANUARY 31,
1999 - Class
 A Shares            0.78%                     1.32%                    0.68%    125.79%
1999 - Class
 B Shares            0.09                      1.92                     0.09     125.79
1999 - Class
 C Shares            0.10                      1.92                     0.10     125.79
1999 -
 Institutional
 Shares              1.25                      0.80                     1.25     125.79
1999 -
 Service
 Shares              0.72                      1.30                     0.72     125.79
-----------------------------------------------------------------------------------------
1998 - Class
 A Shares            0.43                      1.42                     0.26      61.95
1998 - Class
 B Shares           (0.35)                     1.94                    (0.35)     61.95
1998 - Class
 C Shares
 (commenced
 August 15,
 1997)              (0.48)b                    1.99b                   (0.48)b    61.95
1998 -
 Institutional
 Shares              0.76                      0.83                     0.76      61.95
1998 -
 Service
 Shares              0.32                      1.32                     0.32      61.95
-----------------------------------------------------------------------------------------
1997 - Class
 A Shares            1.60                      1.43                     1.39      53.03
1997 - Class
 B Shares
 (commenced
 May 1, 1996)        0.15b                     1.93b                    0.15b     53.03
1997 -
 Institutional
 Shares
 (commenced
 June 3,
 1996)               1.36b                     0.82b                    1.36b     53.03
1997 -
 Service
 Shares
 (commenced
 March 6,
 1996)               0.94b                     1.32b                    0.94b     53.03
-----------------------------------------------------------------------------------------
1996 - Class
 A Shares            1.67                      1.45                     1.42      57.93
-----------------------------------------------------------------------------------------
1995 - Class
 A Shares            1.28                      1.58                     0.95      71.80
-----------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.
e Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 CORE LARGE CAP VALUE FUND


                                                          INCOME FROM
                                                    INVESTMENT OPERATIONS/D/
                                                  -----------------------------
                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                    NET ASSET                       GAIN ON
                                     VALUE,          NET           INVESTMENT
                                    BEGINNING     INVESTMENT      AND FUTURES
                                    OF PERIOD       INCOME        TRANSACTIONS
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1999 - Class A Shares
 (commenced December 31, 1998)       $10.00         $0.01            $0.14
1999 - Class B Shares
 (commenced December 31, 1998)        10.00           --              0.15
1999 - Class C Shares
 (commenced December 31, 1998)        10.00           --              0.15
1999 - Institutional Shares
 (commenced December 31, 1998)        10.00          0.01             0.15
1999 - Service Shares
 (commenced December 31, 1998)        10.00          0.02             0.14
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B







      DISTRIBUTIONS TO
        SHAREHOLDERS
  ---------------------------

                 FROM NET
               REALIZED GAIN                                   NET ASSETS   RATIO OF
   FROM NET    ON INVESTMENT NET INCREASE NET ASSET    TOTAL   AT END OF  NET EXPENSES
  INVESTMENT    AND FUTURES  IN NET ASSET VALUE, END  RETURN     PERIOD    TO AVERAGE
    INCOME     TRANSACTIONS     VALUE     OF PERIOD    /A,C/   (IN 000S)  NET ASSETS/B/
---------------------------------------------------------------------------------------
     $ --
                   $ --         $0.15       $10.15     1.50%    $ 6,665       1.08%
      --             --          0.15        10.15     1.50         340       1.82
      --             --          0.15        10.15     1.50         268       1.83
      --             --          0.16        10.16     1.60      53,396       0.66
      --             --          0.16        10.16     1.60           2       1.16
--------------------------------------------------------------------------------------

                                    RATIOS ASSUMING NO VOLUNTARY WAIVER
                                       OF FEES OR EXPENSE LIMITATIONS
                                    ------------------------------------------

                        RATIO OF                                RATIO OF
                     NET INVESTMENT     RATIO OF             NET INVESTMENT
                       INCOME TO      EXPENSES TO           INCOME TO AVERAGE        PORTFOLIO
                      AVERAGE NET     AVERAGE NET                  NET               TURNOVER
                        ASSETS/B/      ASSETS/B/                ASSETS/B/             RATE
----------------------------------------------------------------------------------------------
FOR THE PERIOD
 ENDED JANUARY 31,
1999 - Class A
 Shares
 (commenced December
 31, 1998)                1.45%                     8.03%                   (5.50)%       0%
1999 - Class B
 Shares
 (commenced December
 31, 1998)                0.84                      8.77                    (6.11)        0
1999 - Class C
 Shares
 (commenced December
 31, 1998)                0.70                      8.78                    (6.25)        0
1999 -
 Institutional
 Shares
 (commenced December
 31, 1998)                1.97                      7.61                    (4.98)        0
1999 - Service
 Shares
 (commenced December
 31, 1998)                2.17                      8.11                    (4.78)        0
----------------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CORE U.S. EQUITY FUND

                                                           INCOME FROM
                                                     INVESTMENT OPERATIONS/D/
                                                    -------------------------
                                                                NET REALIZED
                                          NET ASSET    NET     AND UNREALIZED
                                           VALUE,   INVESTMENT GAIN (LOSS) ON
                                          BEGINNING   INCOME    INVESTMENTS
                                          OF PERIOD   (LOSS)    AND FUTURES
-----------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                      $26.59     $ 0.04       $ 7.02
1999 - Class B Shares                       26.32      (0.10)        6.91
1999 - Class C Shares                       26.24      (0.10)        6.89
1999 - Institutional Shares                 26.79       0.20         7.11
1999 - Service Shares                       26.53       0.06         7.01
-----------------------------------------------------------------------------
1998 - Class A Shares                       23.32       0.11         5.63
1998 - Class B Shares                       23.18       0.11         5.44
1998 - Class C Shares (commenced August
15, 1997)                                   27.48       0.03         1.22
1998 - Institutional Shares                 23.44       0.30         5.65
1998 - Service Shares                       23.27       0.19         5.57
-----------------------------------------------------------------------------
1997 - Class A Shares                       19.66       0.16         4.46
1997 - Class B Shares (commenced May 1,
1996)                                       20.44       0.04         3.70
1997 - Institutional Shares                 19.71       0.30         4.51
1997 - Service Shares (commenced June 7,
1996)                                       21.02       0.13         3.15
-----------------------------------------------------------------------------
1996 - Class A Shares                       14.61       0.19         5.43
1996 - Institutional Shares (commenced
June 15, 1995)                              16.97       0.16         3.23
-----------------------------------------------------------------------------
1995 - Class A Shares                       15.93       0.20        (0.38)
-----------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B






   DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------
                         FROM NET                                                               RATIO OF
            IN EXCESS  REALIZED GAIN NET INCREASE                    NET ASSETS   RATIO OF   NET INVESTMENT
 FROM NET     OF NET   ON INVESTMENT  (DECREASE)  NET ASSET  TOTAL   AT END OF  NET EXPENSES INCOME (LOSS)
INVESTMENT  INVESTMENT  AND FUTURES  IN NET ASSET VALUE, END RETURN    PERIOD    TO AVERAGE    TO AVERAGE
  INCOME      INCOME   TRANSACTIONS     VALUE     OF PERIOD  /A/     (IN 000S)   NET ASSETS    NET ASSETS
-----------------------------------------------------------------------------------------------------------
  $(0.03)     $(0.01)     $(0.63)       $ 6.39      $32.98    26.89%  $605,566      1.23%         0.15%
      --          --       (0.63)         6.18       32.50    26.19    152,347      1.85         (0.50)
      --          --       (0.63)         6.16       32.40    26.19     26,912      1.87         (0.53)
   (0.15)      (0.03)      (0.63)         6.50       33.29    27.65    307,200      0.69          0.69
   (0.10)      (0.02)      (0.63)         6.32       32.85    27.00     11,600      1.19          0.19
-----------------------------------------------------------------------------------------------------------
   (0.12)         --       (2.35)         3.27       26.59    24.96    398,393      1.28          0.51
      --       (0.06)      (2.35)         3.14       26.32    24.28     59,208      1.79         (0.05)
      --       (0.14)      (2.35)        (1.24)      26.24     4.85c     6,267      1.78b        (0.21)b
   (0.24)      (0.01)      (2.35)         3.35       26.79    25.76    202,893      0.65          1.16
   (0.07)      (0.08)      (2.35)         3.26       26.53    25.11      7,841      1.15          0.62
-----------------------------------------------------------------------------------------------------------
   (0.16)         --       (0.80)         3.66       23.32    23.75    225,968      1.29          0.91
   (0.04)      (0.16)      (0.80)         2.74       23.18    18.59c    17,258      1.83b         0.06b
   (0.28)         --       (0.80)         3.73       23.44    24.63    148,942      0.65          1.52
   (0.13)      (0.10)      (0.80)         2.25       23.27    15.92c     3,666      1.15b         0.69b
-----------------------------------------------------------------------------------------------------------
   (0.16)         --       (0.41)         5.05       19.66    38.63    129,045      1.25          1.01
   (0.24)         --       (0.41)         2.74       19.71    20.14c    64,829      0.65b         1.49b
-----------------------------------------------------------------------------------------------------------
   (0.20)         --       (0.94)        (1.32)      14.61    (1.10)    94,968      1.38          1.33
-----------------------------------------------------------------------------------------------------------

                          RATIOS ASSUMING NO VOLUNTARY WAIVER
                             OF FEES OR EXPENSE LIMITATIONS
                          -----------------------------------
                                                RATIO OF
                              RATIO OF       NET INVESTMENT
                            EXPENSES TO     INCOME (LOSS) TO         PORTFOLIO
                            AVERAGE NET          AVERAGE             TURNOVER
                               ASSETS          NET  ASSETS             RATE
------------------------------------------------------------------------------
FOR THE YEARS ENDED
JANUARY 31,
1999 - Class A Shares               1.36%                    0.02%     63.79%
1999 - Class B Shares               1.98                    (0.63)     63.79
1999 - Class C Shares               2.00                    (0.66)     63.79
1999 - Institutional
Shares                              0.82                     0.56      63.79
1999 - Service Shares               1.32                     0.06      63.79
------------------------------------------------------------------------------
1998 - Class A Shares               1.47                     0.32      65.89
1998 - Class B Shares               1.96                    (0.22)     65.89
1998 - Class C Shares
(commenced August 15,
1997)                               1.95b                   (0.38)b    65.89
1998 - Institutional
Shares                              0.82                     0.99      65.89
1998 - Service Shares               1.32                     0.45      65.89
------------------------------------------------------------------------------
1997 - Class B Shares
(commenced May 1, 1996)             1.53                     0.67      37.78
1997 - Institutional
Shares                              2.00b                   (0.11)b    37.28
1997 - Service Shares
(commenced June 7, 1996)            0.85                     1.32      37.28
1996 - Class A Shares               1.35b                    0.49b     37.28
------------------------------------------------------------------------------
1996 - Class A Shares               1.55                     0.71      39.35
1996 - Institutional
Shares (commenced June
15, 1995)                           0.96b                    1.18b     39.35
------------------------------------------------------------------------------
1995 - Class A Shares               1.63                     1.08      56.18
------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CORE LARGE CAP GROWTH FUND


                                                             INCOME FROM
                                                       INVESTMENT OPERATIONS/D/
                                                      -------------------------

                                                                  NET REALIZED
                                            NET ASSET    NET     AND UNREALIZED
                                             VALUE,   INVESTMENT    GAIN ON
                                            BEGINNING   INCOME    INVESTMENTS
                                            OF PERIOD   (LOSS)    AND FUTURES
-------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1999 - Class A Shares                        $11.97     $ 0.01       $4.19
1999 - Class B Shares                         11.92      (0.06)       4.12
1999 - Class C Shares                         11.93      (0.05)       4.11
1999 - Institutional Shares                   11.97       0.02        4.23
1999 - Service Shares                         11.95      (0.01)       4.17
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1998 - Class A Shares (commenced May 1,
 1997)                                        10.00       0.01        2.35
1998 - Class B Shares (commenced May 1,
 1997)                                        10.00      (0.03)       2.33
1998 - Class C Shares (commenced August
 15, 1997)                                    11.80      (0.02)       0.54
1998 - Institutional Shares (commenced May
 1, 1997)                                     10.00       0.01        2.35
1998 - Service Shares (commenced May 1,
 1997)                                        10.00      (0.02)       2.35
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B







           DISTRIBUTIONS TO
             SHAREHOLDERS
  -------------------------------------
                            FROM NET
                            REALIZED
     FROM      IN EXCESS    GAIN ON        NET     NET ASSET         NET ASSETS   RATIO OF
     NET         OF NET    INVESTMENT   INCREASE    VALUE,           AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT AND FUTURES    IN NET     END OF    TOTAL    PERIOD    TO AVERAGE
    INCOME       INCOME   TRANSACTIONS ASSET VALUE  PERIOD  RETURN/A/ (IN 000S)   NET ASSETS
--------------------------------------------------------------------------------------------
    $  --        $   --      $  --        $4.20     $16.17    35.10%  $175,510      0.97%
       --            --         --         4.06      15.98    34.07     93,711      1.74
       --            --         --         4.06      15.99    34.04     37,081      1.74
       --         (0.01)        --         4.24      16.21    35.54    295,734      0.65
       --            --         --         4.16      16.11    34.85      1,663      1.15
--------------------------------------------------------------------------------------------
    (0.01)           --      (0.38)        1.97      11.97    23.79c    53,786      0.91b
       --            --      (0.38)        1.92      11.92    23.26c    13,857      1.67b
       --          (.01)     (0.38)        0.13      11.93     4.56c     4,132      1.68b
    (0.01)           --      (0.38)        1.97      11.97    23.89c     4,656      0.72b
       --            --      (0.38)        1.95      11.95    23.56c       115      1.17b
--------------------------------------------------------------------------------------------

                                                RATIOS ASSUMING NO
                                             VOLUNTARY WAIVER OF FEES
                                              OR EXPENSE LIMITATIONS
                                           ----------------------------
                              RATIO OF                   RATIO OF NET
                           NET INVESTMENT   RATIO OF      INVESTMENT
                          INCOME (LOSS) TO EXPENSES TO INCOME (LOSS) TO PORTFOLIO
                            AVERAGE NET    AVERAGE NET   AVERAGE NET    TURNOVER
                               ASSETS        ASSETS         ASSETS        RATE
---------------------------------------------------------------------------------
FOR THE YEAR ENDED
 JANUARY 31,
1999 - Class A Shares           0.05 %        1.46%         (0.44)%       63.15%
1999 - Class B Shares          (0.73)         2.11          (1.10)        63.15
1999 - Class C Shares          (0.74)         2.11          (1.11)        63.15
1999 - Institutional
 Shares                         0.35          1.02          (0.02)        63.15
1999 - Service Shares          (0.16)         1.52          (0.53)        63.15
---------------------------------------------------------------------------------
FOR THE PERIOD ENDED
 JANUARY 31,
1998 - Class A Shares
 (commenced May 1, 1997)        0.12 b        2.40b         (1.37)b       74.97c
1998 - Class B Shares
 (commenced May 1, 1997)       (0.72)b        2.91b         (1.96)b       74.97c
1998 - Class C Shares
 (commenced August 15,
 1997)                         (0.76)b        2.92b         (2.00)b       74.97c
1998 - Institutional
 Shares (commenced May
 1, 1997)                       0.42 b        1.96b         (0.82)b       74.97c
1998 - Service Shares
 (commenced May 1, 1997)       (0.21)b        2.41b         (1.45)b       74.97c
---------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CORE SMALL CAP EQUITY FUND

                                                          INCOME FROM
                                                    INVESTMENT OPERATIONS/D/
                                                   -------------------------
                                                                   NET
                                                               REALIZED AND
                                                                UNREALIZED
                                         NET ASSET    NET     GAIN (LOSS) ON
                                          VALUE,   INVESTMENT   INVESTMENT
                                         BEGINNING   INCOME    AND FUTURES
                                         OF PERIOD   (LOSS)    TRANSACTIONS
----------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1999 - Class A Shares                     $10.59     $0.01        $(0.43)
1999 - Class B Shares                      10.56     (0.05)        (0.44)
1999 - Class C Shares                      10.57     (0.04)        (0.45)
1999 - Institutional Shares                10.61      0.04         (0.43)
1999 - Service Shares                      10.60      0.01         (0.44)
----------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1998 - Class A Shares (commenced August
 15, 1997)                                 10.00     (0.01)         0.65
1998 - Class B Shares (commenced August
 15, 1997)                                 10.00     (0.03)         0.64
1998 - Class C Shares (commenced August
 15, 1997)                                 10.00     (0.02)         0.64
1998 - Institutional Shares (commenced
 August 15, 1997)                          10.00      0.01          0.65
1998 - Service Shares (commenced August
 15, 1997)                                 10.00      0.01          0.64
----------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B





     DISTRIBUTIONS TO
       SHAREHOLDERS
  --------------------------

                 FROM NET
                 REALIZED
     FROM        GAIN ON        NET     NET ASSET          NET ASSETS   RATIO OF
     NET        INVESTMENT   INCREASE     VALUE            AT END OF  NET EXPENSES
  INVESTMENT   AND FUTURES    IN NET     END OF    TOTAL     PERIOD    TO AVERAGE
    INCOME     TRANSACTIONS ASSET VALUE  PERIOD  RETURN/A/  (IN 000S)   NET ASSETS
----------------------------------------------------------------------------------
    $(0.01)       $  --       $(0.43)    $10.16    (3.97)%  $64,087       1.31%
        --           --        (0.49)     10.07    (4.64)    15,406       2.00
        --           --        (0.49)     10.08    (4.64)     6,559       2.01
     (0.02)          --        (0.41)     10.20    (3.64)    62,763       0.94
     (0.01)          --        (0.44)     10.16    (4.07)        54       1.44
----------------------------------------------------------------------------------
        --        (0.05)        0.59      10.59     6.37c    11,118       1.25b
        --        (0.05)        0.56      10.56     6.07c     9,957       1.95b
        --        (0.05)        0.57      10.57     6.17c     2,557       1.95b
        --        (0.05)        0.61      10.61     6.57c     9,026       0.95b
        --        (0.05)        0.60      10.60     6.47c         2       1.45b
----------------------------------------------------------------------------------

                                               RATIOS ASSUMING NO
                                            VOLUNTARY WAIVER OF FEES
                                             OR EXPENSE LIMITATIONS
                                            -------------------------

                              RATIO OF NET              RATIO OF NET
                               INVESTMENT    RATIO OF    INVESTMENT
                              INCOME (LOSS) EXPENSES TO INCOME (LOSS) PORTFOLIO
                               TO AVERAGE   AVERAGE NET  TO AVERAGE   TURNOVER
                               NET ASSETS     ASSETS     NET ASSETS     RATE
-------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
 31,
1999 - Class A Shares              0.08%       2.00%        (0.61)%     75.38%
1999 - Class B Shares             (0.55)       2.62         (1.17)      75.38
1999 - Class C Shares             (0.56)       2.63         (1.18)      75.38
1999 - Institutional Shares        0.60        1.56         (0.02)      75.38
1999 - Service Shares              0.01        2.06         (0.61)      75.38
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY
 31,
1998 - Class A Shares
 (commenced August 15, 1997)      (0.36)b      3.92b        (3.03)b     37.65c
1998 - Class B Shares
 (commenced August 15, 1997)      (1.04)b      4.37b        (3.46)b     37.65c
1998 - Class C Shares
 (commenced August 15, 1997)      (1.07)b      4.37b        (3.49)b     37.65c
1998 - Institutional Shares
 (commenced August 15, 1997)       0.15b       3.37b        (2.27)b     37.65c
1998 - Service Shares
 (commenced August 15, 1997)       0.40b       3.87b        (2.02)b     37.65c
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CAPITAL GROWTH FUND


                                                          INCOME FROM
                                                    INVESTMENT OPERATIONS/D/
                                                   -------------------------
                                                               NET REALIZED
                                         NET ASSET    NET     AND UNREALIZED
                                          VALUE,   INVESTMENT GAIN (LOSS) ON
                                         BEGINNING   INCOME     INVESTMENT
                                         OF PERIOD   (LOSS)    TRANSACTIONS
----------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                     $18.48     $(0.03)      $6.35
1999 - Class B Shares                      18.27      (0.12)       6.19
1999 - Class C Shares                      18.24      (0.10)       6.15
1999 - Institutional Shares                18.45       0.01        6.38
1999 - Service Shares                      18.46      (0.04)       6.31
----------------------------------------------------------------------------
1998 - Class A Shares                      16.73       0.02        4.78
1998 - Class B Shares                      16.67       0.02        4.61
1998 - Class C Shares (commenced August
 15, 1997)                                 19.73      (0.02)       1.60
1998 - Institutional Shares (commenced
 August 15, 1997)                          19.88       0.02        1.66
1998 - Service Shares (commenced August
 15, 1997)                                 19.88      (0.01)       1.66
----------------------------------------------------------------------------
1997 - Class A Shares                      14.91       0.10        3.56
1997 - Class B Shares (commenced May 1,
 1996)                                     15.67       0.01        2.81
----------------------------------------------------------------------------
1996 - Class A Shares                      13.67       0.12        3.93
----------------------------------------------------------------------------
1995 - Class A Shares                      15.96       0.03       (0.69)
----------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

b Annualized.

c Not annualized.

d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B






           DISTRIBUTIONS TO
             SHAREHOLDERS
  --------------------------------------

               IN EXCESS    FROM NET    NET INCREASE                    NET ASSETS   RATIO OF
   FROM NET      OF NET   REALIZED GAIN  (DECREASE)  NET ASSET   TOTAL  AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT ON INVESTMENT    IN NET    VALUE, END RETURN    PERIOD    TO AVERAGE
    INCOME       INCOME   TRANSACTIONS  ASSET VALUE  OF PERIOD   /A/    (IN 000S)   NET ASSETS
---------------------------------------------------------------------------------------------------
    $ --         $ --        $(0.77)       $5.55       $24.03    34.58% $1,992,716     1.42%
      --           --         (0.77)        5.30        23.57    33.60     236,369     2.19
      --           --         (0.77)        5.28        23.52    33.55      60,234     2.19
      --           --         (0.77)        5.62        24.07    35.02      41,817     1.07
      --           --         (0.77)        5.50        23.96    34.34       3,085     1.57
---------------------------------------------------------------------------------------------------
    (0.01)       (0.01)       (3.03)        1.75        18.48    29.71   1,256,595     1.40
      --           --         (3.03)        1.60        18.27    28.73      40,827     2.18
      --         (0.04)       (3.03)       (1.49)       18.24     8.83c      5,395     2.21b
    (0.01)       (0.07)       (3.03)       (1.43)       18.45     9.31c      7,262     1.16b
      --         (0.04)       (3.03)       (1.42)       18.46     9.18c          2     1.50b
---------------------------------------------------------------------------------------------------
    (0.10)       (0.02)       (1.72)        1.82        16.73    25.97     920,646     1.40
    (0.01)       (0.09)       (1.72)        1.00        16.67    19.39c      3,221     2.15b
---------------------------------------------------------------------------------------------------
    (0.12)         --         (2.69)        1.24        14.91    30.45     881,056     1.36
---------------------------------------------------------------------------------------------------
    (0.01)         --         (1.62)       (2.29)       13.67    (4.38)    862,105     1.38
---------------------------------------------------------------------------------------------------

                                                 RATIOS ASSUMING NO
                                              VOLUNTARY WAIVER OF FEES
                                               OR EXPENSE LIMITATIONS
                                             --------------------------
                                 RATIO OF                   RATIO OF
                              NET INVESTMENT  RATIO OF   NET INVESTMENT
                              INCOME (LOSS)  EXPENSES TO INCOME (LOSS)  PORTFOLIO
                                TO AVERAGE   AVERAGE NET   TO AVERAGE   TURNOVER
                                NET ASSETS     ASSETS      NET ASSETS     RATE
---------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares             (0.18)%       1.58%        (0.34)%      30.17%
1999 - Class B Shares             (0.98)        2.21         (1.00)       30.17
1999 - Class C Shares             (1.00)        2.21         (1.02)       30.17
1999 - Institutional
 Shares                            0.11         1.09          0.09        30.17
1999 - Service Shares             (0.37)        1.59         (0.39)       30.17
---------------------------------------------------------------------------------
1998 - Class A Shares              0.08         1.65         (0.17)       61.50
1998 - Class B Shares             (0.77)        2.18         (0.77)       61.50
1998 - Class C Shares
 (commenced August 15,
 1997)                            (0.86)b       2.21b        (0.86)b      61.50
1998 - Institutional
 Shares (commenced August
 15, 1997)                         0.18b        1.16b         0.18b       61.50
1998 - Service Shares
 (commenced August 15, 1997)      (0.16)b       1.50b        (0.16)b      61.50
---------------------------------------------------------------------------------
1997 - Class A Shares              0.62         1.65          0.37        52.92
1997 - Class B Shares
 (commenced May 1, 1996)          (0.39)b       2.15b        (0.39)b      52.92
---------------------------------------------------------------------------------
1996 - Class A Shares              0.65         1.61          0.40        63.90
---------------------------------------------------------------------------------
1995 - Class A Shares              0.16         1.63         (0.09)       38.36
---------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

b Annualized.

c Not annualized.

d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 MID CAP VALUE FUND


                                                    INCOME FROM
                                              INVESTMENT OPERATIONS/D/
                                          -------------------------------
                                                         NET REALIZED
                                                        AND UNREALIZED
                                                        GAIN (LOSS) ON
                                NET ASSET    NET         INVESTMENT,
                                 VALUE,   INVESTMENT      OPTION AND
                                BEGINNING   INCOME     FOREIGN CURRENCY
                                OF PERIOD   (LOSS)   RELATED TRANSACTIONS
-----------------------------------------------------------------------------
  FOR THE YEARS ENDED JANUARY
   31,
  1999 - Class A Shares          $21.61     $0.10           $(2.38)
  1999 - Class B Shares           21.57     (0.05)           (2.35)
  1999 - Class C Shares           21.59     (0.05)           (2.34)
  1999 - Institutional Shares     21.65      0.19            (2.38)
  1999 - Service Shares           21.62      0.03            (2.31)
-----------------------------------------------------------------------------
  1998 - Class A Shares
   (commenced August 15, 1997)    23.63      0.09             0.76
  1998 - Class B Shares
   (commenced August 15, 1997)    23.63      0.06             0.74
  1998 - Class C Shares
   (commenced August 15, 1997)    23.63      0.06             0.76
  1998 - Institutional Shares     18.73      0.16             5.66
  1998 - Service Shares
   (commenced July 18, 1997)      23.01      0.09             1.40
-----------------------------------------------------------------------------
  1997 - Institutional Shares     15.91      0.24             3.77
-----------------------------------------------------------------------------
  FOR THE PERIOD ENDED JANUARY
   31,
  1996 - Institutional Shares
   (commenced August 1, 1995)     15.00      0.13             0.90
-----------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B



        DISTRIBUTIONS TO SHAREHOLDERS
  ---------------------------------------------

                                FROM NET
                             REALIZED GAIN
               IN EXCESS     ON INVESTMENT,    NET INCREASE                      NET ASSETS   RATIO OF
   FROM NET      OF NET        OPTION AND       (DECREASE)  NET ASSET            AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT   FOREIGN CURRENCY   IN NET ASSET VALUE, END  TOTAL      PERIOD    TO AVERAGE
    INCOME       INCOME   RELATED TRANSACTIONS    VALUE     OF PERIOD  RETURN/A/  (IN 000S)   NET ASSETS
--------------------------------------------------------------------------------------------------------
    $(0.07)      $  --           $(0.88)          $(3.23)     $18.38   (10.48)%   $70,578       1.33%
        --          --            (0.88)           (3.28)      18.29   (11.07)     37,821       1.93
     (0.02)         --            (0.88)           (3.29)      18.30   (11.03)     10,800       1.93
     (0.21)         --            (0.88)           (3.28)      18.37   (10.07)    196,512       0.87
     (0.17)         --            (0.88)           (3.33)      18.29   (10.48)        289       1.37
--------------------------------------------------------------------------------------------------------
     (0.06)      (0.04)           (2.77)           (2.02)      21.61     3.42c     90,588       1.35b
     (0.09)         --            (2.77)           (2.06)      21.57     3.17c     28,743       1.85b
     (0.09)         --            (2.77)           (2.04)      21.59     3.27c      6,445       1.85b
     (0.13)         --            (2.77)            2.92       21.65    30.86     236,440       0.85
     (0.11)         --            (2.77)           (1.39)      21.62     6.30c          8       1.35b
--------------------------------------------------------------------------------------------------------
     (0.24)      (0.93)           (0.02)            2.82       18.73    25.63     145,253       0.85
--------------------------------------------------------------------------------------------------------
     (0.12)         --               --             0.91       15.91     6.89c    135,671       0.85b
--------------------------------------------------------------------------------------------------------

                                              RATIOS ASSUMING NO
                                              EXPENSE LIMITATIONS
                                          --------------------------
                               RATIO OF
                                  NET
                               INVESTMENT                RATIO OF
                                INCOME     RATIO OF   NET INVESTMENT
                               LOSS) TO   EXPENSES TO INCOME (LOSS)  PORTFOLIO
                              AVERAGE NET AVERAGE NET TO AVERAGE NET TURNOVER
                                ASSETS      ASSETS        ASSETS       RATE
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY
 31,
1999 - Class A Shares             0.38%      1.41%         0.30%       92.18%
1999 - Class B Shares            (0.22)      2.01         (0.30)       92.18
1999 - Class C Shares            (0.22)      2.01         (0.30)       92.18
1999 - Institutional Shares       0.83       0.95          0.75        92.18
1999 - Service Shares             0.32       1.45          0.24        92.18
------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced August 15, 1997)      0.33b      1.47b         0.21b       62.60
1998 - Class B Shares
 (commenced August 15, 1997)     (0.20)b     1.97b        (0.32)b      62.60
1998 - Class C Shares
 (commenced August 15, 1997)     (0.23)b     1.97b        (0.35)b      62.60
1998 - Institutional Shares       0.78       0.97          0.66        62.60
1998 - Service Shares
 (commenced July 18, 1997)        0.63b      1.43b         0.51b       62.60
------------------------------------------------------------------------------
1997 - Institutional Shares       1.35       0.91          1.29        74.03
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY
 31,
1996 - Institutional Shares
 (commenced August 1, 1995)       1.67b      0.98b         1.54b       58.77c
------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 SMALL CAP VALUE FUND

                                                      INCOME (LOSS) FROM
                                                    INVESTMENT OPERATIONS/D/
                                                ------------------------------
                                                              NET REALIZED AND
                                                                 UNREALIZED
                                      NET ASSET                 GAIN (LOSS)
                                       VALUE,        NET       ON INVESTMENT
                                      BEGINNING  INVESTMENT     AND OPTIONS
                                      OF PERIOD INCOME (LOSS)   TRANSACTIONS
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                  $24.05      $(0.06)         $(4.48)
1999 - Class B Shares                   23.73       (0.21)          (4.42)
1999 - Class C Shares                   23.73       (0.18)          (4.43)
1999 - Institutional Shares             24.09        0.03           (4.50)
1999 - Service Shares                   24.05       (0.04)          (4.51)
------------------------------------------------------------------------------
1998 - Class A Shares                   20.91        0.14            5.33
1998 - Class B Shares                   20.80       (0.01)           5.27
1998 - Class C Shares (commenced
 August 15, 1997)                       24.69       (0.06)           1.43
1998 - Institutional Shares
 (commenced August 15, 1997)            24.91        0.03            1.48
1998 - Service Shares (commenced
 August 15, 1997)                       24.91       (0.01)           1.48
------------------------------------------------------------------------------
1997 - Class A Shares                   17.29       (0.21)           4.92
1997 - Class B Shares (commenced May
 1, 1996)                               20.79       (0.11)           1.21
------------------------------------------------------------------------------
1996 - Class A Shares                   16.14       (0.23)           1.39
------------------------------------------------------------------------------
1995 - Class A Shares                   20.67       (0.07)          (3.53)
------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

b Annualized.

c Not annualized.

d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B





      DISTRIBUTIONS TO
        SHAREHOLDERS
  ---------------------------
                 FROM NET
  IN EXCESS    REALIZED GAIN NET INCREASE NET ASSET           NET ASSETS   RATIO OF
    OF NET     ON INVESTMENT  (DECREASE)   VALUE,             AT END OF  NET EXPENSES
  INVESTMENT    AND OPTIONS  IN NET ASSET  END OF    TOTAL      PERIOD    TO AVERAGE
    INCOME     TRANSACTIONS     VALUE      PERIOD   RETURN/A/  (IN 000S)   NET ASSETS
-------------------------------------------------------------------------------------
    $  --         $(1.00)       $(5.54)    $18.51   (17.37)%   $261,661      1.50%
       --          (1.00)        (5.63)     18.10   (18.00)      42,879      2.25
       --          (1.00)        (5.61)     18.12   (17.91)       8,212      2.25
       --          (1.00)        (5.47)     18.62   (17.04)      15,351      1.13
       --          (1.00)        (5.55)     18.50   (17.41)         261      1.62
-------------------------------------------------------------------------------------
       --          (2.33)         3.14      24.05    26.17      370,246      1.54
       --          (2.33)         2.93      23.73    25.29       42,677      2.29
    (0.34)         (1.99)        (0.96)     23.73     5.51c       5,604      2.09b
    (0.28)         (2.05)        (0.82)     24.09     6.08c      14,626      1.16b
    (0.31)         (2.02)        (0.86)     24.05     5.91c           2      1.45b
-------------------------------------------------------------------------------------
       --          (1.09)         3.62      20.91    27.28      212,061      1.60
       --          (1.09)         0.01      20.80     5.39c       3,674      2.35b
-------------------------------------------------------------------------------------
       --          (0.01)         1.15      17.29     7.20      204,994      1.41
-------------------------------------------------------------------------------------
    (0.24)         (0.69)        (4.53)     16.14   (17.53)     319,487      1.53
-------------------------------------------------------------------------------------

                                           RATIOS ASSUMING NO VOLUNTARY
                                                WAIVER OF FEES OR
                                               EXPENSE LIMITATIONS
                                           ----------------------------------
                              RATIO OF                           RATIO OF
                           NET INVESTMENT    RATIO OF         NET INVESTMENT
                          INCOME (LOSS) TO EXPENSES TO         INCOME (LOSS)        PORTFOLIO
                            AVERAGE NET    AVERAGE NET        TO AVERAGE NET        TURNOVER
                               ASSETS         ASSETS               ASSETS             RATE
---------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares          (0.24)%                 1.74%               (0.48)%    98.46%
1999 - Class B Shares          (0.99)                  2.29                (1.03)     98.46
1999 - Class C Shares          (0.99)                  2.29                (1.03)     98.46
1999 - Institutional
 Shares                         0.13                   1.17                 0.09      98.46
1999 - Service Shares          (0.47)                  1.66                (0.51)     98.46
---------------------------------------------------------------------------------------------
1998 - Class A Shares          (0.28)                  1.76                (0.50)     84.81
1998 - Class B Shares          (0.92)                  2.29                (0.92)     84.81
1998 - Class C Shares
 (commenced August
 15, 1997)                     (0.79)b                 2.09b               (0.79)b    84.81
1998 - Institutional
 Shares (commenced
 August 15, 1997)               0.27b                  1.16b                0.27b     84.81
1998 - Service Shares
 (commenced August 15,
 1997)                         (0.07)b                 1.45b               (0.07)b    84.81
---------------------------------------------------------------------------------------------
1997 - Class A Shares          (0.72)                  1.85                (0.97)     99.46
1997 - Class B Shares
 (commenced May 1, 1996)       (1.63)b                 2.35b               (1.63)b    99.46
---------------------------------------------------------------------------------------------
1996 - Class A Shares          (0.59)                  1.66                (0.84)     57.58
---------------------------------------------------------------------------------------------
1995 - Class A Shares          (0.53)                  1.78                (0.78)     43.67
---------------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

b Annualized.

c Not annualized.

d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 REAL ESTATE SECURITIES FUND



                                                            INCOME FROM
                                                      INVESTMENT OPERATIONS/A/
                                                     -------------------------
                                                                 NET REALIZED
                                           NET ASSET            AND UNREALIZED
                                            VALUE,      NET     GAIN (LOSS) ON
                                           BEGINNING INVESTMENT   INVESTMENT
                                           OF PERIOD   INCOME    TRANSACTIONS
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31, 1998
1998 - Class A Shares (commenced July 27)   $10.00     $0.15        $(0.80)
1998 - Class B Shares (commenced July 27)    10.00      0.14e        (0.83)e
1998 - Class C Shares (commenced July 27)    10.00      0.22e        (0.91)e
1998 - Institutional Shares (commenced
 July 27)                                    10.00      0.31e        (0.95)e
1998 - Service Shares (commenced July 27)    10.00      0.25e        (0.91)e
------------------------------------------------------------------------------


a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
c Annualized.
d Not annualized.
e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B








     DISTRIBUTIONS TO SHAREHOLDERS
  --------------------------------------
                            FROM NET
               IN EXCESS  REALIZED GAIN                                   NET ASSETS   RATIO OF
   FROM NET      OF NET   ON INVESTMENT NET DECREASE NET ASSET            AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT  AND OPTIONS  IN NET ASSET VALUE, END  TOTAL      PERIOD    TO AVERAGE
    INCOME       INCOME   TRANSACTIONS     VALUE     OF PERIOD  RETURN/B/  (IN 000S)   NET ASSETS
-------------------------------------------------------------------------------------------------
    $(0.15)      $ --         $ --         $(0.80)     $9.20     (6.53)%d  $19,961       1.47%c
     (0.04)        --           --          (0.73)      9.27     (6.88)d         2       2.19c
     (0.10)        --           --          (0.79)      9.21     (6.85)d         1       2.19c
     (0.15)        --           --          (0.79)      9.21     (6.37)d    47,516       1.04c
     (0.13)        --           --          (0.79)      9.21     (6.56)d         1       1.54c
-------------------------------------------------------------------------------------------------

                                                 RATIOS ASSUMING
                                               NO VOLUNTARY WAIVER
                                                     OF FEES
                                              OR EXPENSE LIMITATIONS
                                            --------------------------
                                RATIO OF                   RATIO OF
                             NET INVESTMENT  RATIO OF   NET INVESTMENT
                               INCOME TO    EXPENSES TO     INCOME     PORTFOLIO
                                AVERAGE     AVERAGE NET   TO AVERAGE   TURNOVER
                               NET ASSETS     ASSETS      NET ASSETS     RATE
--------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced July 27)             23.52%c       3.52%c       21.47%c     6.03%d
1998 - Class B Shares
 (commenced July 27)              3.60c        4.02c         1.77c      6.03d
1998 - Class C Shares
 (commenced July 27)             5.49c         4.02c         3.66c      6.03d
1998 - Institutional
 Shares (commenced July 27)       8.05c        2.87c         6.22c      6.03d
1998 - Service Shares
 (commenced July 27)              6.29c        3.37c         4.46c      6.03d
--------------------------------------------------------------------------------


a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
c Annualized.
d Not annualized.
e Calculated based on the average shares outstanding methodology.

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 CORE LARGE CAP VALUE FUND

 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the CORE Large Cap Value Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the Russell 1000 Value Index and does not represent the per-formance of the CORE Large Cap Value Fund. Investors should not consider this performance data as a substitute for the performance of the CORE Large Cap Value Fund nor should investors consider this data as an indication of future performance of the CORE Large Cap Value Fund or of the Investment Adviser. The Russell 1000 Value Index is unmanaged and investors cannot invest directly in the Index.

                      PRIVATE ACCOUNT    PRIVATE ACCOUNT    PRIVATE ACCOUNT   PRIVATE ACCOUNT
                       NET COMPOSITE       NET COMPOSITE      NET COMPOSITE    NET COMPOSITE  RUSSELL
                        PERFORMANCE        PERFORMANCE        PERFORMANCE       PERFORMANCE     1000
                     (INCLUDING CLASS A (INCLUDING CLASS B (INCLUDING CLASS C   (EXCLUDING     VALUE
                       SALES CHARGE)      SALES CHARGE)      SALES CHARGE)    SALES CHARGES)   INDEX
-----------------------------------------------------------------------------------------------------
  1998                      5.28%              6.41%             10.46%            11.41%      15.64%
  1997                     25.56%             27.57%             31.87%            32.87%      35.18%
  1996                     19.35%             21.29%             25.29%            26.29%      21.64%
  1995                     30.34%             32.92%             36.92%            37.92%      38.35%
  1994                    (7.55)%            (7.06)%            (3.14)%           (2.17)%     (2.01)%
  1993                     10.48%             11.90%             15.90%            16.90%      18.12%
  8/1/92 - 12/31/92       (0.41)%              0.39%              4.39%             5.39%       4.01%
-----------------------------------------------------------------------------------------------------

                                             AVERAGE ANNUAL TOTAL RETURN FOR
                                                           THE
                                                  PERIOD ENDED 12/31/98
                                                                      SINCE
                                                                    INCEPTION
                                             1 YEAR 3 YEARS 5 YEARS (8/1/92)
-----------------------------------------------------------------------------
  Private Account Net Composite Performance
   (including Class A sales charge)           5.28% 20.87%  18.95%   18.69%
  Private Account Net Composite Performance
   (including Class B sales charge)           6.41% 22.66%  20.14%   19.33%
  Private Account Net Composite Performance
   (including Class C sales charge)          10.46% 23.18%  20.33%   19.33%
  Private Account Net Composite Performance
   (excluding sales charges)                 11.41% 23.18%  20.33%   19.33%
  Russell 1000 Value Index                   15.64% 23.88%  20.85%   19.68%
-----------------------------------------------------------------------------

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. The composite performance is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the CORE Large Cap Value Fund will be calculated in accordance with the reg-ulations of the SEC. The SEC standardized average annualized total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different per-formance data for identical time periods.

 Performance reflects the deduction of the maximum 5.5% front-end sales charge with respect to Class A Shares and the maximum CDSC with respect to Class B (5%) and Class C Shares (1%). All returns presented reflect the reinvestment of dividends and other earnings. The weighted-average expenses of the private accounts used in calculating the Investment Adviser's net composite performance data were 0.59% annualized, which are lower than the estimated expenses of Class A, Class B and Class C Shares of the CORE Large Cap Value Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts

                                                                      APPENDIX C


 would have been lower if they had been subject to the expenses of the CORE Large Cap Value Fund. In addition, the private accounts are not subject to the same diversification requirements, specific tax restrictions and invest-ment limitations imposed on the CORE Large Cap Value Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the fed-eral securities laws.

Appendix D
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 STRATEGIC GROWTH FUND

 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the Strategic Growth Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the S&P 500 Index and does not represent the performance of the Strategic Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Strategic Growth Fund nor should investors consider this data as an indication of future performance of the Strategic Growth Fund or of the Investment Adviser. The S&P 500 Index is unmanaged and investors cannot invest directly in the Index.

         PRIVATE ACCOUNT    PRIVATE ACCOUNT    PRIVATE ACCOUNT   PRIVATE ACCOUNT
          NET COMPOSITE       NET COMPOSITE      NET COMPOSITE    NET COMPOSITE
           PERFORMANCE        PERFORMANCE        PERFORMANCE       PERFORMANCE
        (INCLUDING CLASS A (INCLUDING CLASS B (INCLUDING CLASS C   (EXCLUDING    S&P 500
          SALES CHARGE)      SALES CHARGE)      SALES CHARGE)    SALES CHARGES)   INDEX
----------------------------------------------------------------------------------------
  1998        27.91%             30.35%             34.35%           35.35%      28.57%
  1997        33.37%             36.14%             40.14%           41.14%      33.37%
  1996        15.12%             16.79%             20.79%           21.79%      22.95%
  1995        21.02%             23.07%             27.07%           28.07%      37.58%
  1994        -7.11%             -6.69%             -2.69%           -1.69%       1.32%
  1993        10.66%             12.10%             16.10%           17.10%      10.08%
  1992         3.21%              4.22%              8.22%            9.22%       7.62%
  1991        29.88%             32.44%             36.44%           37.44%      30.47%
  1990       -14.31%            -14.32%            -10.32%           -9.32%      -3.05%
  1989        26.46%             28.82%             32.82%           33.82%      31.70%
  1988       16.83v%             18.63%             22.63%           23.63%      16.61%
  1987        -0.45%              0.34%              4.34%            5.34%       5.25%
  1986        12.44%             13.99%             17.99%           18.99%      18.67%
  1985        30.39%             32.98%             36.98%           37.98%      31.73%
  1984        2.55v%              3.52%              7.52%            8.52%       6.19%
  1983        27.02%             29.41%             33.41%           34.41%      22.56%
  1982        27.04%             29.43%             33.43%           34.43%      21.55%
  1981        -4.54%             -3.98%              0.02%            1.02%      -4.97%
----------------------------------------------------------------------------------------

                                                                      APPENDIX D


                                      AVERAGE ANNUAL TOTAL RETURN FOR THE
                                             PERIOD ENDED 12/31/98
                                                                     SINCE
                                                                   INCEPTION
                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS (1/1/81)
----------------------------------------------------------------------------
  Private Account Net Composite
   Performance
   (including Class A sales
   charge)                         27.91% 30.01%  22.56%   19.43%   19.57%
  Private Account Net Composite
   Performance
   (including Class B sales
   charge)                         30.35% 32.07%  23.37%   20.11%   19.96%
  Private Account Net Composite
   Performance
   (including Class C sales
   charge)                         34.35% 32.51%  23.98%   20.11%   19.96%
  Private Account Net Composite
   Performance
   (excluding sales charges)       35.35% 32.51%  23.98%   20.11%   19.96%
  S&P 500 Index                    28.57% 28.23%  24.06%   19.22%   16.94%
----------------------------------------------------------------------------

In accordance with the standards of the Association for Investment Management and Research ("AIMR"), the Investment Adviser's composite performance informa-tion was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. The com-posite performance is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the Strategic Growth Fund will be calculated in accordance with the regulations of the SEC. The SEC stan-dardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identical time periods.

Performance reflects the deduction of the maximum 5.5% front-end sales charge with respect to Class A Shares and the maximum CDSC with respect to Class B (5%) and Class C Shares (1%). All returns presented reflect the reinvestment of dividends and other earnings. The weighted-average expenses of the private accounts used in calculating the Investment Adviser's net composite performance data were 0.76% annualized, which are lower than the estimated expenses of Class A, Class B and Class C Shares of the Strategic Growth Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the Strategic Growth Fund. In addition, the private accounts are not subject to the same diversification requirements, spe-cific tax restrictions and investment limitations imposed on the Strategic Growth Fund by the Act and Subchapter M of the Code. Consequently, the perfor-mance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment Management Approach
   4 Fund Investment Objectives and Strategies
       4 Goldman Sachs Balanced Fund
       6 Goldman Sachs Growth and Income Fund
       7 Goldman Sachs CORE Large Cap Value Fund
       8 Goldman Sachs CORE U.S. Equity Fund
       9 Goldman Sachs CORE Large Cap Growth Fund
      10 Goldman Sachs CORE Small Cap Equity Fund
      11 Goldman Sachs Capital Growth Fund
      12 Goldman Sachs Strategic Growth Fund
      13 Goldman Sachs Growth Opportunities Fund
      14 Goldman Sachs Mid Cap Value Fund
      15 Goldman Sachs Small Cap Value Fund
      16 Goldman Sachs Real Estate Securities Fund
  18 Other Investment Practices and Securities
  22 Principal Risks of the Funds
  26 Fund Performance

  36 Fund Fees and Expenses
  53 Service Providers
  62 Dividends
  64 Shareholder Guide
      64 How To Buy Shares
      73 How To Sell Shares
  83 Taxation
  85 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
 106 Appendix B
     Financial Highlights
 145 Appendix C
     CORE Large Cap Value
     Fund--Prior Performance
     of Similarly Advised
     Accounts of the
     Investment Adviser
 148 Appendix D
     Strategic Growth Fund--
     Prior Performance of
     Similarly Advised
     Accounts of the
     Investment Adviser

Domestic Equity Funds
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-526-7384
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

 [LOGO] Goldman
        Sachs

        The Funds' investment company registration number is 811-5349.

506737
EQDOMPROABC

  Prospectus

  GOLDMAN SACHS DOMESTIC EQUITY FUNDS

SERVICE
SHARES

April 30, 1999



 . Goldman Sachs
  Balanced Fund

 . Goldman Sachs
  Growth and
  Income Fund

 . Goldman Sachs
  CORE Large
  Cap Value
  Fund

 . Goldman Sachs
  CORE U.S.
  Equity Fund

 . Goldman Sachs
  CORE Large
  Cap Growth
  Fund

 . Goldman Sachs
  CORE Small
  Cap Equity
  Fund

 . Goldman Sachs
  Capital
  Growth Fund

 . Goldman Sachs
  Strategic
  Growth Fund

 . Goldman Sachs
  Growth
  Opportunities
  Fund

 . Goldman Sachs
  Mid Cap Value
  Fund
  (formerly Mid
  Cap Equity)

 . Goldman Sachs
  Small Cap
  Value Fund

 . Goldman Sachs
  Real Estate
  Securities
  Fund


                                                         [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

                   [ART]

General Investment Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Real Estate Securities Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the "Investment Adviser."

 VALUE STYLE FUNDS


 Goldman Sachs' Value Investment Philosophy:
 THE INVESTMENT ADVISER SEEKS COMPANIES THAT ARE DISCOUNTED DUE TO:
 .Company-specific problems that are over-discounted in the marketplace. .Cyclically out-of-favor status.
 .Unrecognized positive fundamentals.

 THE INVESTMENT ADVISER SEEKS TO IDENTIFY VALUE THROUGH:
 .Performing intensive, hands-on fundamental research.
 .Maintaining a long-term investment horizon.
 .A team approach to decision making.

 Value exists when a stock's price becomes inexpensive relative to the company's estimated earnings and/or dividend-paying ability over the long-term.

--------------------------------------------------------------------------------

 GROWTH STYLE FUNDS


 Goldman Sachs' Growth Investment Philosophy:
 1. INVEST AS IF BUYING THE COMPANY/BUSINESS, NOT SIMPLY TRADING ITS STOCK:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.
 .Over the long-term, expect each company's stock price ultimately to track the growth of the business.

 2. BUY HIGH-QUALITY GROWTH BUSINESSES THAT POSSESS STRONG BUSINESS FRAN-CHISES, FAVORABLE LONG-TERM PROSPECTS AND EXCELLENT MANAGEMENT.

 3. PURCHASE SUPERIOR LONG-TERM GROWTH COMPANIES AT A FAVORABLE PRICE--SEEK TO PURCHASE AT A FAIR VALUATION, GIVING THE INVESTOR THE POTENTIAL TO FULLY CAPTURE RETURNS FROM ABOVE-AVERAGE GROWTH RATES.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:
 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: STOCK SELECTION and PORTFOLIO CONSTRUCTION.

 I. CORE Stock Selection
 The CORE Funds use the Goldman Sachs' proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .VALUE (price-to-book, price-to-earnings, cash flow to enterprise value) .MOMENTUM (earnings momentum, price momentum, sustainable growth)
 .RISK (market risk, company-specific risk, earnings risk)
 .RESEARCH (fundamental research ratings of Goldman Sachs and other analysts)

 ALL OF THE ABOVE FACTORS ARE CAREFULLY EVALUATED WITHIN THE MULTIFACTOR MODEL SINCE EACH HAS DEMONSTRATED A SIGNIFICANT IMPACT ON THE PERFORMANCE OF THE SECURITIES AND MARKETS THEY WERE DESIGNED TO FORECAST. STOCK SELECTION IN THIS PROCESS COMBINES BOTH OUR QUANTITATIVE AND QUALITATIVE ANALYSIS.

 II. CORE Portfolio Construction
 A proprietary COMPUTER OPTIMIZER calculates every security combination (at every possible weighting) to CONSTRUCT THE MOST EFFICIENT RISK/RETURN PORT-FOLIO given each CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark, running size and sector neutral portfolios.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH


 REAL ESTATE SECURITIES FUND


 Goldman Sachs' Real Estate Securities Investment Philosophy:
 When choosing the Fund's securities, the Investment Adviser:
 .Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
 .Seeks to buy securities at a discount to the intrinsic value of the busi-
  ness (assets and management).
 .Seeks a team approach to decision making.

 Over time, REITs (which stand for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies
 Goldman Sachs
 Balanced Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital and current income

       Benchmarks:  S&P 500 Index and Lehman Brothers Aggregate Bond Index

 Investment Focus:  Large capitalization U.S. stocks and fixed-income securi-
                    ties

 Investment Style:  Asset Allocation, with growth and value (blend) equity components


 INVESTMENT OBJECTIVE


 The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

 PRINCIPAL INVESTMENT STRATEGIES


 Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce vola-tility.

 Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies ("emerging countries") and equity securities quoted in foreign currencies.
 A portion of the Fund's portfolio of equity securities may be selected pri-marily to provide current income (includ-

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

 ing interests in REITs, convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

 Other. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund's assets are invested in other fixed-income securities and cash.

 The Fund's fixed-income securities primarily include:
 .Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
 .Securities issued by corporations, banks and other issuers
 .Mortgage-backed and asset-backed securities

 The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

 The percentage of the portfolio invested in equity and fixed-income securi-ties will vary from time to time as the Investment Adviser evaluates such securities' relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund's intention to pay regular quar-terly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

Goldman Sachs
Growth and Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and growth of income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and growth of income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or divi-dend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Diversified portfolio of equity securities of large-cap
                      U.S. issuers selling at low to modest valuations

  Investment Style:   Quantitative, applied to large-cap value stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity secu-rities of large-cap U.S. issuers that are selling at low to modest valua-tions relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favora-ble prospects for capital appreciation and/or dividend-paying ability.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE U.S. Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities

  Investment Style:   Quantitative, applied to large-cap growth and value
                      (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad repre-sentation in most major sectors of the U.S. economy and a portfolio com-prised of companies with average long-term earnings growth expectations and dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital; dividend income is a
                      secondary consideration

         Benchmark:   Russell 1000 Growth Index

  Investment Focus:   Large-cap, growth-oriented U.S. stocks

  Investment Style:   Quantitative, applied to large-cap growth stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE Small Cap Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Stocks of small capitalization U.S. companies

  Investment Style:   Quantitative, applied to small-cap growth and value
                      (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfo-lio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk charac-teristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Capital Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that offer long-term
                      capital appreciation potential

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Strategic Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that are considered to
                      be strategically positioned for consistent long-term growth

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests pri-marily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth Opportunities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P Midcap 400 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation with a primary focus on mid-capitalization companies

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Mid Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   Russell Midcap Index

  Investment Focus:   Mid-capitalization U.S. stocks that are believed
                      to be undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constitut-ing the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer decreases below $400 million or increases above $16 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as corporate debt and bank obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Small Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Small-capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

 The Fund invests in companies which the Investment Adviser believes are well- managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securi-ties, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities, such as corporate debt and bank obligations.

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   REITs and real estate industry companies

  Investment Style:   Growth at a discount


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

 Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are con-centrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Con-sequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond Jan-uary 31.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities, such as corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semiannual reports. For more information see Appendix A.

10Percent of total assets (italic type)
10Percent of net assets (roman type)


 . No specific percentage
  limitation on usage;
  limited only by the
  objectivesand strategies
  of the Fund
--Not permitted

                                                GROWTH      CORE       CORE
                                    BALANCED  AND INCOME LARGE CAP  U.S. EQUITY
                                      FUND       FUND    VALUE FUND    FUND
-------------------------------------------------------------------------------
Investment Practices
Borrowings                            33 1/3     33 1/3     33 1/3      33 1/3
Credit, currency, index, interest
 rate and mortgage swaps               .          --         --         --
Cross Hedging of Currencies            .          --         --         --
Custodial receipts                     .          .          .           .
Equity Swaps                           10         10         10         10
Foreign Currency Transactions*         ./1/       .          .           .
Futures Contracts and Options on
 Futures Contracts                     .          .          ./2/        ./3/
Interest rate caps, floors and
 collars                               .          --         --         --
Investment Company Securities
 (including World Equity Benchmark
 Shares and Standard & Poor's
 Depository Receipts)                  10         10         10         10
Loan Participations                    .          --         --         --
Mortgage Dollar Rolls                  .          --         --         --
Options on Foreign Currencies/4/       .          .          .           .
Options on Securities and
 Securities Indices/5/                 .          .          .           .
Repurchase Agreements                  .          .          .           .
Reverse Repurchase Agreements (for
 investment purposes)                  .          --         --         --
Securities Lending                    33 1/3     33 1/3     33 1/3      33 1/3
Short Sales Against the Box            25         25         --         --
Unseasoned Companies                   .          .          .           .
Warrants and Stock Purchase Rights     .          .          .           .
When-Issued Securities and Forward
 Commitments                           .          .          .           .
-------------------------------------------------------------------------------

  * Limited by the amount the Fund invests in foreign securities.
  1 The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
  2 The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity
    Funds may enter into futures transactions only with respect to a represen-tative index.
  3 The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
  4 May purchase and sell call and put options.
  5 May sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES






     CORE          CORE     CAPITAL  STRATEGIC    GROWTH     MID CAP  SMALL CAP REAL ESTATE
   LARGE CAP     SMALL CAP  GROWTH    GROWTH   OPPORTUNITIES  VALUE     VALUE   SECURITIES
  GROWTH FUND   EQUITY FUND  FUND      FUND        FUND       FUND      FUND       FUND
-------------------------------------------------------------------------------------------
      33 1/3        33 1/3    33 1/3    33 1/3      33 1/3     33 1/3    33 1/3     33 1/3
      --            --        --        --          --         --        --          .
      --            --        --        --          --         --        --         --
       .             .         .         .           .          .         .          .
      10            10        10        10          10         10        10         10
       .             .         .         .           .          .         .          .
       ./2/          ./2/      .         .           .          .         .          .
      --            --        --        --          --         --        --          .
      10            10        10        10          10         10        10         10
      --            --        --        --          --         --        --         --
      --            --        --        --          --         --        --          .
       .             .         .         .           .          .         .          .
       .             .         .         .           .          .         .          .
       .             .         .         .           .          .         .          .
      --            --        --        --          --         --        --         --
      33 1/3        33 1/3    33 1/3    33 1/3      33 1/3     33 1/3    33 1/3     33 1/3
      --            --        25        25          25         25        25         25
       .             .         .         .           .          .         .          .
       .             .         .         .           .          .         .          .
       .             .         .         .           .          .         .          .
-------------------------------------------------------------------------------------------

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No specific percentage
  limitation on usage;
  limited only by the
  objectives andstrategies
  of the Fund
--Not permitted

                                              GROWTH       CORE       CORE
                                   BALANCED AND INCOME  LARGE CAP  U.S. EQUITY
                                     FUND      FUND     VALUE FUND    FUND
------------------------------------------------------------------------------
Investment Securities
American, European and Global
 Depository Receipts                  .         .           ./6/        ./6/
Asset-Backed and Mortgage-Backed
 Securities/15/                       .         .           --         --
Bank Obligations/15/                  .         .           .           .
Convertible Securities/7/             .         .           .           .
Corporate Debt Obligations/15/        .         .           ./8/        ./8/
Equity Securities                    45-65      65+         90+          90+
Emerging Country Securities         10/14/      25/14/      --         --
Fixed Income Securities/9/           35-45      35          10/8/     10/8/
Foreign Securities                  10/14/      25/14/      ./10/       ./10/
Foreign Government Securities/15/    10         --          --         --
Municipal Securities                  .         --          --         --
Non-Investment Grade Fixed Income
 Securities                         10/11/      10/12/      --         --
Real Estate Investment Trusts         .         .           .           .
Stripped Mortgage Backed
 Securities/15/                       .         --          --         --
Structured Securities/15/             .         .           .           .
Temporary Investments                100       100          35           35
U.S. Government Securities/15/        .         .           .           .
Yield Curve Options and Inverse
 Floating Rate Securities             .         --          --         --
------------------------------------------------------------------------------

  6 The CORE Funds may not invest in European Depository Receipts.
  7 Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Invest-or's Service, Inc. ("Moody's"). The CORE Funds have no minimum rating cri-teria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
  8 Cash equivalents only.
  9 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor's or Baa or higher by Moody's).
 10 Equity securities of foreign issuers must be traded in the United States. 11 Must be at least BB or B by Standard & Poor's or Ba or B by Moody's.
 12 May be BB or lower by Standard & Poor's or Ba or lower by Moody's.
 13 Must be B or higher by Standard & Poor's or B or higher by Moody's.
 14 The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth
    Opportunities, Mid Cap Value, Small Cap Value and REIT Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25%, 25% and 15%, respective-
    ly, of their total assets in foreign securities, including emerging coun-try securities.
 15 Limited by the amount the Fund invests in fixed-income securities.
 16 The Small Cap Value Fund may invest in the aggregate up to 35% of its total assets in: (1) the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment; and (2) fixed-income securities.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES



    CORE        CORE     CAPITAL   STRATEGIC     GROWTH     MID CAP   SMALL CAP  REAL ESTATE
 LARGE CAP    SMALL CAP  GROWTH     GROWTH    OPPORTUNITIES  VALUE      VALUE    SECURITIES
GROWTH FUND  EQUITY FUND  FUND       FUND         FUND       FUND       FUND        FUND
--------------------------------------------------------------------------------------------
     ./6/         ./6/      .          .            .          .          .           .
    --           --         .          .            .          .          .           .
     .            .         .          .            .          .          .           .
     .            .         .          .            .          .          .           .
    .8            ./8/      .          .            .          .          .           .
     90+          90+       90+        90+          90+        65+        65+         80+
    --           --         10/14/     10/14/       10/14/     25/14/     25/14/      15/14/
     10/8/        10/8/     10         10           10         35         35/16/      20
      ./10/        ./10/    10/14/     10/14/       10/14/     25/14/     25/14/      15/14/
    --           --        --         --           --         --         --          --
    --           --        --         --           --         --         --          --
    --           --         10/12/     10/12/       10/12/     10/13/     35/12/      20/12/
     .            .         .          .            .          .          .           .
    --           --        --         --           --         --         --           .
     .            .         .          .            .          .          .           .
     35           35       100        100          100        100        100         100
     .            .         .          .            .          .          .           .
    --           --        --         --           --         --         --           .
--------------------------------------------------------------------------------------------

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.




                                              CORE                  CORE       CORE
                                   GROWTH     LARGE      CORE      LARGE      SMALL
                                    AND        CAP       U.S.       CAP        CAP
 .APPLICABLE           BALANCED     INCOME     VALUE     EQUITY     GROWTH     EQUITY
--NOT APPLICABLE        FUND        FUND      FUND       FUND       FUND       FUND
------------------------------------------------------------------------------------
Credit/Default           .           .          .         .          .          .
Foreign                  .           .          .         .          .          .
Emerging Countries       .           .          .         .          .          .
Small Cap/REIT           --          --        --         --         --         .
Stock                    .           .          .         .          .          .
Derivatives              .           .          .         .          .          .
Interest Rate            .           .          .         .          .          .
Management               .           .          .         .          .          .
Market                   .           .          .         .          .          .
Liquidity                .           .          .         .          .          .
Other                    .           .          .         .          .          .
------------------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS






                                                      MID          SMALL            REAL
 CAPITAL     STRATEGIC            GROWTH              CAP           CAP            ESTATE
 GROWTH       GROWTH           OPPORTUNITIES         VALUE         VALUE         SECURITIES
  FUND         FUND                FUND              FUND          FUND             FUND
-------------------------------------------------------------------------------------------
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   --           --                  --                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
-------------------------------------------------------------------------------------------

All Funds:

 .CREDIT/DEFAULT RISK--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .FOREIGN RISKS--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .EMERGING COUNTRIES RISK--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
 .STOCK RISK--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 .DERIVATIVES RISK--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .INTEREST RATE RISK--The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term secu-rities.
 .MANAGEMENT RISK--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .MARKET RISK--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

                                                    PRINCIPAL RISKS OF THE FUNDS

 .LIQUIDITY RISK--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual mar-ket conditions, an unusually high volume of redemption requests, or other rea-sons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
 .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .SMALL CAP STOCK AND REIT RISK--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The CORE Large Cap Value and Real Estate Securities Funds did not commence operations until December 31, 1998 and July 27, 1998. The Strategic Growth and Growth Opportunities Funds had not commenced operations as of the date of this Prospectus. Since these Funds have less than one cal-endar year's performance, no performance information is provided in this section.

                                                                FUND PERFORMANCE

Balanced Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was
 1.82%.

 Best Quarter
 Q4 '98    +7.99%

 Worst Quarter
 Q3 '98    -8.76%



                                   [BAR CHART APPEARS HERE]

                                             1998
                                             -----
                                             3.40%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR SINCE INCEPTION
 ----------------------------------------------------------------
  SERVICE SHARES (Inception 8/15/97)        3.40%      3.74%
  S&P 500 Index*                           28.57%     24.80%
  Lehman Brothers Aggregate Bond Index**    8.69%      9.67%
 ----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was
 1.12%.

 Best Quarter
 Q2 '97   +15.16%

 Worst Quarter
 Q3 '98   -16.98%



                                   [BAR CHART APPEARS HERE]

                                         1997    1998
                                        -----   ------
                                        27.87%  -5.45%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR  SINCE INCEPTION
 ------------------------------------------------------------
  SERVICE SHARES (Inception 3/6/96)   (5.45)%     13.69%
  S&P 500 Index*                       28.57%     28.08%
 ------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE U.S. Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was
 6.82%.

 Best Quarter
 Q4 '98   +21.46%

 Worst Quarter
 Q3 '98   -14.68%



                                   [BAR CHART APPEARS HERE]

                                        1997      1998
                                       ------    ------
                                       32.02%    21.32%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 6/7/96)   21.32%     24.39%
  S&P 500 Index*                      28.57%     28.72%
 -----------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Large Cap Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was
 6.42%.

 Best Quarter
 Q4 '98   +25.52%

 Worst Quarter
 Q3 '98   -14.00%


                                   [BAR CHART APPEARS HERE]

                                             1998
                                            ------
                                            30.13%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 5/1/97)   30.13%     31.40%
  Russell 1000 Growth Index*          38.72%     36.81%
 -----------------------------------------------------------

 * The Russell 1000 Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE Small Cap Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was
 -7.23%.

 Best Quarter
 Q4 '98   +14.37%

 Worst Quarter
 Q3 '98   -24.33%


                                   [BAR CHART APPEARS HERE]

                                             1998
                                            ------
                                            -6.06%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR  SINCE INCEPTION
 ------------------------------------------------------------
  SERVICE SHARES (Inception 8/15/97)  (6.06)%      1.04%
  Russell 2000 Index*                 (2.55)%      2.84%
 ------------------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Capital Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was
 4.80%.

 Best Quarter
 Q4 '98   +24.32%

 Worst Quarter
 Q3 '98   -11.51%

                           [BAR GRAPH APPEARS HERE]

                                     1998
                                    ------
                                    33.69%


 AVERAGE ANNUAL TOTAL RETURN



  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 8/15/97)  33.69%     29.49%
  S&P 500 Index*                      28.57%     24.80%
 -----------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Mid Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was
 -3.64%.

 Best Quarter
 Q1 '98   +11.59%

 Worst Quarter
 Q3 '98   -20.81%


                                   [BAR CHART APPEARS HERE]

                                             1998
                                            ------
                                            -5.90%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR  SINCE INCEPTION
 ------------------------------------------------------------
  SERVICE SHARES (Inception 7/18/97)  (5.90)%     (0.93)%
  Russell Midcap Index*                10.09%      13.00%
 ------------------------------------------------------------

 * The Russell Midcap Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Small Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was
 -13.08%.

 Best Quarter
 Q4 '98   +13.32%

 Worst Quarter
 Q3 '98   -32.23%


                                   [BAR CHART APPEARS HERE]

                                             1998
                                            -------
                                            -16.92%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR  SINCE INCEPTION
 -------------------------------------------------------------
  SERVICE SHARES (Inception 8/15/97)  (16.92)%     (7.86)%
  Russell 2000 Index*                  (2.55)%       2.84%
 -------------------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.


                                                     GROWTH   CORE     CORE
                                                      AND   LARGE CAP  U.S.
                                            BALANCED INCOME   VALUE   EQUITY
                                              FUND    FUND    FUND     FUND
----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed
 on Purchases                                 None    None     None    None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                         None    None     None    None
Redemption Fees                               None    None     None    None
Exchange Fees                                 None    None     None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
 ASSETS):/1/
Management Fees/2/                           0.65%   0.70%    0.60%   0.75%
Service Fees/3/                              0.50%   0.50%    0.50%   0.50%
Other Expenses/4/                            0.23%   0.09%    0.37%   0.10%
----------------------------------------------------------------------------
Total Fund Operating Expenses*               1.38%   1.29%    1.47%   1.35%
----------------------------------------------------------------------------

See page 38 for all other footnotes.

  * As a result of current waivers and expense limitations, "Other Expenses" and "Total Fund
    Operating Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                       GROWTH   CORE     CORE
                                                        AND   LARGE CAP  U.S.
                                              BALANCED INCOME   VALUE   EQUITY
                                                FUND    FUND    FUND     FUND
 -----------------------------------------------------------------------------
 Annual Fund Operating Expenses
 (expenses that are deducted from Fund
  assets):/1/
 Management Fees/2/                            0.65%   0.70%    0.60%   0.70%
 Service Fees/3/                               0.50%   0.50%    0.50%   0.50%
 Other Expenses/4/                             0.05%   0.09%    0.04%   0.04%
 -----------------------------------------------------------------------------
 Total Fund Operating Expenses (after current
  waivers and expense limitations)             1.20%   1.29%    1.14%   1.24%
 -----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



    CORE        CORE
  LARGE CAP   SMALL CAP CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP REAL ESTATE
   GROWTH      EQUITY   GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE   SECURITIES
    FUND        FUND     FUND     FUND        FUND       FUND     FUND       FUND
-------------------------------------------------------------------------------------
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
    0.75%       0.85%    1.00%    1.00%       1.00%      0.75%    1.00%      1.00%
    0.50%       0.50%    0.50%    0.50%       0.50%      0.50%    0.50%      0.50%
    0.21%       0.50%    0.09%    0.30%       0.30%      0.16%    0.17%      1.36%
-------------------------------------------------------------------------------------
    1.46%       1.85%    1.59%    1.80%       1.80%      1.41%    1.67%      2.86%
-------------------------------------------------------------------------------------


    CORE        CORE
  LARGE CAP   SMALL CAP CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP REAL ESTATE
   GROWTH      EQUITY   GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE   SECURITIES
    FUND        FUND     FUND     FUND        FUND       FUND     FUND       FUND
 ------------------------------------------------------------------------------------
    0.60%       0.85%    1.00%    1.00%       1.00%      0.75%    1.00%      1.00%
    0.50%       0.50%    0.50%    0.50%       0.50%      0.50%    0.50%      0.50%
    0.04%       0.08%    0.04%    0.04%       0.04%      0.14%    0.10%      0.04%
 ------------------------------------------------------------------------------------
    1.14%       1.43%    1.54%    1.54%       1.54%      1.39%    1.60%      1.54%
 ------------------------------------------------------------------------------------

Fund Fees and Expenses continued


/1/The Funds' annual operating expenses have been restated to reflect current fees, except for the CORE Large Cap Value, Strategic Growth, Growth Opportuni-ties and Real Estate Securities Funds whose expenses are estimated for the cur-rent fiscal year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.15%, respectively, of such Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE CORE U.S. EQUITY FUND AND CORE LARGE CAP GROWTH FUND ARE 0.70% AND 0.60%, RESPEC-TIVELY, OF SUCH FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
/3/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their invest-ments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemni-fication and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                   OTHER
FUND              EXPENSES
--------------------------
Balanced           0.01%
Growth and
  Income           0.05%
CORE Large Cap
  Value            0.00%
CORE U.S. Equity   0.00%
CORE Large Cap
  Growth           0.00%
CORE Small Cap
  Equity           0.04%
Capital Growth     0.00%
Strategic Growth   0.00%
Growth
  Opportunities    0.00%
Mid Cap Value      0.10%
Small Cap Value    0.06%
Real Estate
  Securities       0.00%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
BALANCED                 $140   $437     $755   $1,657
-------------------------------------------------------
GROWTH AND INCOME        $131   $409     $708   $1,556
-------------------------------------------------------
CORE LARGE CAP VALUE     $150   $465      N/A      N/A
-------------------------------------------------------
CORE U.S. EQUITY         $137   $428     $739   $1,624
-------------------------------------------------------
CORE LARGE CAP GROWTH    $149   $462     $797   $1,746
-------------------------------------------------------
CORE SMALL CAP EQUITY    $188   $582   $1,001   $2,169
-------------------------------------------------------
CAPITAL GROWTH           $162   $502     $866   $1,889
-------------------------------------------------------
STRATEGIC GROWTH         $183   $566      N/A      N/A
-------------------------------------------------------
GROWTH OPPORTUNITIES     $183   $566      N/A      N/A
-------------------------------------------------------
MID CAP VALUE            $144   $446     $771   $1,691
-------------------------------------------------------
SMALL CAP VALUE          $170   $526     $907   $1,976
-------------------------------------------------------
REAL ESTATE SECURITIES   $289   $886      N/A      N/A
-------------------------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of service shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  INVESTMENT ADVISER                             FUND
 ----------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Balanced
  One New York Plaza                             Growth and Income
  New York, New York 10004                       CORE Large Cap Value
                                                 CORE Large Cap Growth
                                                 CORE Small Cap Equity
                                                 Strategic Growth
                                                 Growth Opportunities
                                                 Mid Cap Value
                                                 Small Cap Value
                                                 Real Estate Securities
 ----------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
  One New York Plaza                             Capital Growth
  New York, New York 10004
 ----------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controls the Investment Advis-ers, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM and GSFM, together with their affiliates, acted as investment adviser or distributor for assets in excess of $199 bil-lion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

                                                               SERVICE PROVIDERS


 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               ACTUAL RATE
                                           FOR THE FISCAL YEAR
                                            OR PERIOD  ENDED
                          CONTRACTUAL RATE  JANUARY  31, 1999
 -------------------------------------------------------------
  GSAM:
 -------------------------------------------------------------
  Balanced                      0.65%             0.65%
 -------------------------------------------------------------
  Growth and Income             0.70%             0.70%
 -------------------------------------------------------------
  CORE Large Cap Value          0.60%             0.60%
 -------------------------------------------------------------
  CORE Large Cap Growth         0.75%             0.60%
 -------------------------------------------------------------
  CORE Small Cap Equity         0.85%             0.81%
 -------------------------------------------------------------
  Strategic Growth              1.00%              N/A
 -------------------------------------------------------------
  Growth Opportunities          1.00%              N/A
 -------------------------------------------------------------
  Mid Cap Value                 0.75%             0.75%
 -------------------------------------------------------------
  Small Cap Value               1.00%             1.00%
 -------------------------------------------------------------
  Real Estate Securities        1.00%             1.00%
 -------------------------------------------------------------
  GSFM:
 -------------------------------------------------------------
  CORE U.S. Equity              0.75%             0.64%
 -------------------------------------------------------------
  Capital Growth                1.00%             1.00%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand is also President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 18-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and exter-nal investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Value Team
 .Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team
 .Multi-sector focus provides a balanced perspective
 .Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams
--------------------------------------------------------------------------------

Value Team

                                   YEARS
                  FUND             PRIMARILY
 NAME AND TITLE   RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
-------------------------------------------------------------------------------
 Eileen A.        PORTFOLIO           SINCE    MS. APTMAN JOINED THE INVESTMENT
 Aptman           MANAGER--           1996     ADVISER AS A RESEARCH ANALYST IN
 VICE PRESIDENT   MID CAP VALUE       1997     1993. SHE BECAME A PORTFOLIO
                  SMALL CAP VALUE              MANAGER IN 1996.
-------------------------------------------------------------------------------
 Paul D. Farrell  SENIOR PORTFOLIO    SINCE    MR. FARRELL JOINED THE
 MANAGING         MANAGER-- SMALL     1992     INVESTMENT ADVISER AS A
 DIRECTOR         CAP VALUE           1998     PORTFOLIO MANAGER IN 1991. IN
                  MID CAP VALUE       1999     1998, HE BECAME RESPONSIBLE FOR
                  GROWTH AND          1999     MANAGING THE INVESTMENT
                  INCOME                       ADVISER'S VALUE TEAM.
                  BALANCED
                  (EQUITY)
-------------------------------------------------------------------------------
 Matthew B.       PORTFOLIO           SINCE    MR. MCLENNAN JOINED THE
 McLennan         MANAGER--           1996     INVESTMENT ADVISER AS A RESEARCH
 VICE PRESIDENT   SMALL CAP VALUE     1998     ANALYST IN 1995 AND BECAME A
                  MID CAP VALUE                PORTFOLIO MANAGER IN 1996. FROM
                                               1994 TO 1995, HE WORKED IN THE
                                               INVESTMENT BANKING DIVISION OF
                                               GOLDMAN SACHS IN AUSTRALIA. FROM
                                               1991 TO 1994, MR. MCLENNAN
                                               WORKED AT QUEENSLAND INVESTMENT
                                               CORPORATION IN AUSTRALIA.
-------------------------------------------------------------------------------
 Karma Wilson     PORTFOLIO           SINCE    MS. WILSON JOINED THE
 VICE PRESIDENT   MANAGER--           1998     INVESTMENT ADVISER AS A
                  BALANCED            1998     PORTFOLIO MANAGER IN 1994.
                  (EQUITY)            1998     PRIOR TO 1994, SHE WAS AN
                  GROWTH AND                   INVESTMENT ANALYST WITH
                  INCOME                       BANKERS TRUST AUSTRALIA LTD.
                  MID CAP VALUE
-------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


 Quantitative Equity Team
 .A stable and growing team supported by an extensive internal staff
 .Access to the research ideas of Goldman Sachs' renowned Global Investment
  Research Department
 .More than $22 billion in equities currently under management
--------------------------------------------------------------------------------

Quantitative Equity Team

                                                  YEARS
                                                  PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
------------------------------------------------------------------------------------------
 Melissa Brown         SENIOR PORTFOLIO MANAGER--    SINCE      MS. BROWN JOINED THE
 VICE PRESIDENT        CORE LARGE CAP VALUE          1998       INVESTMENT ADVISER AS A
                       CORE U.S. EQUITY              1998       PORTFOLIO MANAGER IN
                       CORE LARGE CAP GROWTH         1998       1998. FROM 1984 TO 1998,
                       CORE SMALL CAP EQUITY         1998       SHE WAS THE DIRECTOR OF
                                                                QUANTITATIVE EQUITY
                                                                RESEARCH AND SERVED ON
                                                                THE INVESTMENT POLICY
                                                                COMMITTEE AT PRUDENTIAL
                                                                SECURITIES.
------------------------------------------------------------------------------------------
 Kent A. Clark         SENIOR PORTFOLIO MANAGER--    SINCE      MR. CLARK JOINED THE
 MANAGING              CORE U.S. EQUITY              1996       INVESTMENT ADVISER AS A
 DIRECTOR              CORE LARGE CAP GROWTH         1997       PORTFOLIO MANAGER IN THE
                       CORE SMALL CAP EQUITY         1997       QUANTITATIVE EQUITY
                       CORE LARGE CAP VALUE          1998       MANAGEMENT TEAM IN 1992.
------------------------------------------------------------------------------------------
 Robert C. Jones       SENIOR PORTFOLIO MANAGER--    SINCE      MR. JONES JOINED THE
 MANAGING              CORE U.S. EQUITY              1991       INVESTMENT ADVISER AS A
 DIRECTOR              CORE LARGE CAP GROWTH         1997       PORTFOLIO MANAGER IN
                       CORE SMALL CAP EQUITY         1997       1989.
                       CORE LARGE CAP VALUE          1998
------------------------------------------------------------------------------------------
 Victor H.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. PINTER JOINED THE
 Pinter                CORE U.S. EQUITY              1996       INVESTMENT ADVISER AS A
 VICE PRESIDENT        CORE LARGE CAP GROWTH         1997       RESEARCH ANALYST IN
                       CORE SMALL CAP EQUITY         1997       1990. HE BECAME A
                       CORE LARGE CAP VALUE          1998       PORTFOLIO MANAGER IN
                                                                1992.
------------------------------------------------------------------------------------------

 Growth Equity Investment Team
 .18 year consistent investment style applied through diverse and complete market cycles
 .More than $11 billion in equities currently under management
 .More than 150 client account relationships
 .A portfolio management and analytical team with more than 130 years com-bined investment experience

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                  YEARS
                                                  PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
------------------------------------------------------------------------------------------
 George D. Adler       SENIOR PORTFOLIO MANAGER--    SINCE      MR. ADLER JOINED THE
 VICE PRESIDENT        BALANCED (EQUITY)             1997       INVESTMENT ADVISER AS A
                       CAPITAL GROWTH                1997       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1990 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY
                                                                INVESTMENT MANAGEMENT,
                                                                INC. ("LIBERTY").
------------------------------------------------------------------------------------------
 Robert G.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. COLLINS JOINED THE
 Collins               CAPITAL GROWTH                1997       INVESTMENT ADVISER AS
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER AND
                       STRATEGIC GROWTH              1999       CO-CHAIR OF THE GROWTH
                       GROWTH OPPORTUNITIES          1999       EQUITY INVESTMENT
                                                                COMMITTEE IN 1997. FROM
                                                                1991 TO 1997, HE WAS A
                                                                PORTFOLIO MANAGER AT
                                                                LIBERTY. HIS PAST
                                                                EXPERIENCE INCLUDES WORK
                                                                AS A SPECIAL SITUATIONS
                                                                ANALYST WITH
                                                                RAYMOND JAMES &
                                                                ASSOCIATES FOR
                                                                FIVE YEARS.
------------------------------------------------------------------------------------------
 Herbert E.            SENIOR PORTFOLIO MANAGER--    SINCE      MR. EHLERS JOINED THE
 Ehlers                CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
 MANAGING              BALANCED (EQUITY)             1998       SENIOR PORTFOLIO MANAGER
 DIRECTOR              STRATEGIC GROWTH              1999       AND CHIEF INVESTMENT
                       GROWTH OPPORTUNITIES          1999       OFFICER OF THE GROWTH
                                                                EQUITY TEAM IN 1997.
                                                                FROM 1994 TO 1997, HE
                                                                WAS THE CHIEF INVESTMENT
                                                                OFFICER AND CHAIRMAN OF
                                                                LIBERTY. HE WAS A
                                                                PORTFOLIO MANAGER AND
                                                                PRESIDENT AT LIBERTY'S
                                                                PREDECESSOR FIRM, EAGLE
                                                                ASSET MANAGEMENT
                                                                ("EAGLE"), FROM 1984 TO
                                                                1994.
------------------------------------------------------------------------------------------
 Gregory H.            SENIOR PORTFOLIO MANAGER--    SINCE      MR. EKIZIAN JOINED THE
 Ekizian               CAPITAL GROWTH                1997       INVESTMENT ADVISER AS
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER AND
                       STRATEGIC GROWTH              1999       CO-CHAIR OF THE GROWTH
                       GROWTH OPPORTUNITIES          1999       EQUITY INVESTMENT
                                                                COMMITTEE IN 1997. FROM
                                                                1990 TO 1997, HE WAS A
                                                                PORTFOLIO MANAGER AT
                                                                LIBERTY AND ITS
                                                                PREDECESSOR FIRM, EAGLE.
------------------------------------------------------------------------------------------
 David G. Shell        SENIOR PORTFOLIO MANAGER--    SINCE      MR. SHELL JOINED THE
 VICE PRESIDENT        CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
                       BALANCED (EQUITY)             1998       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1987 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY AND
                                                                ITS PREDECESSOR FIRM,
                                                                EAGLE.
------------------------------------------------------------------------------------------
 Ernest C.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. SEGUNDO JOINED THE
 Segundo, Jr.          CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1992 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY.
------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


--------------------------------------------------------------------------------
 Fixed-Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing inter-
  est rate anticipation and focusing on security selection and sector alloca-
  tion
 .The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net worth clients
--------------------------------------------------------------------------------

Fixed-Income Portfolio Management Team

                                      YEARS
                                      PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
--------------------------------------------------------------------------------
 Jonathan A.      SENIOR PORTFOLIO       SINCE    MR. BEINNER JOINED THE
 Beinner          MANAGER --             1994     INVESTMENT ADVISER AS A
 MANAGING         BALANCED (FIXED-                PORTFOLIO MANAGER IN 1990.
 DIRECTOR AND     INCOME)
 CO-HEAD U.S.
 FIXED INCOME
--------------------------------------------------------------------------------
 C. Richard Lucy  SENIOR PORTFOLIO       SINCE    MR. LUCY JOINED THE INVESTMENT
 MANAGING         MANAGER --             1994     ADVISER AS A PORTFOLIO MANAGER
 DIRECTOR AND     BALANCED (FIXED-                IN 1992.
 CO-HEAD U.S.     INCOME)
 FIXED INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Real Estate Securities Team

 The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 .Fundamental real estate acquisition, development and operations
 .Real estate capital markets
 .Mergers and acquisitions
 .Asset management

                                        YEARS
                                        PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
---------------------------------------------------------------------------------
 Herbert E.        PORTFOLIO MANAGER--     SINCE    MR. EHLERS JOINED THE
 Ehlers            REAL ESTATE             1998     INVESTMENT ADVISER AS A
 MANAGING          SECURITIES                       SENIOR PORTFOLIO MANAGER AND
 DIRECTOR                                           CHIEF INVESTMENT OFFICER OF
                                                    THE GROWTH EQUITY TEAM IN
                                                    1997. FROM 1994 TO 1997, HE
                                                    WAS THE CHIEF INVESTMENT
                                                    OFFICER AND CHAIRMAN OF
                                                    LIBERTY. HE WAS A PORTFOLIO
                                                    MANAGER AND PRESIDENT AT
                                                    LIBERTY'S PREDECESSOR FIRM,
                                                    EAGLE, FROM 1984 TO 1994.
---------------------------------------------------------------------------------
 Elizabeth         PORTFOLIO MANAGER--     SINCE    MS. GROVES JOINED THE
 Groves            REAL ESTATE             1998     INVESTMENT ADVISER AS A
 VICE PRESIDENT    SECURITIES                       PORTFOLIO MANAGER IN 1998.
                                                    HER PREVIOUS EXPERIENCE
                                                    INCLUDES 12 YEARS IN THE REAL
                                                    ESTATE AND REAL ESTATE
                                                    FINANCE BUSINESS. FROM 1991
                                                    TO 1997, SHE WORKED IN THE
                                                    REAL ESTATE DEPARTMENT OF THE
                                                    INVESTMENT BANKING DIVISION
                                                    OF GOLDMAN SACHS, WHERE SHE
                                                    WAS RESPONSIBLE FOR BOTH
                                                    PUBLIC AND PRIVATE CAPITAL
                                                    MARKET TRANSACTIONS.
---------------------------------------------------------------------------------
 Mark Howard-      PORTFOLIO MANAGER--     SINCE    MR. HOWARD-JOHNSON JOINED THE
 Johnson           REAL ESTATE             1998     INVESTMENT ADVISER AS A
 VICE PRESIDENT    SECURITIES                       PORTFOLIO MANAGER IN 1998.
                                                    HIS PREVIOUS EXPERIENCE
                                                    INCLUDES 15 YEARS IN THE REAL
                                                    ESTATE FINANCE BUSINESS. FROM
                                                    1996 TO 1998, HE WAS THE
                                                    SENIOR EQUITY ANALYST FOR
                                                    BOSTON FINANCIAL, RESPONSIBLE
                                                    FOR THE PIONEER REAL ESTATE
                                                    SHARES FUND. PRIOR TO JOINING
                                                    BOSTON FINANCIAL, FROM 1994
                                                    TO 1996, MR. HOWARD-JOHNSON
                                                    WAS A REAL ESTATE SECURITIES
                                                    ANALYST FOR THE PENOBSCOT
                                                    GROUP, INC., ONE OF ONLY TWO
                                                    INDEPENDENT RESEARCH FIRMS IN
                                                    THE PUBLIC REAL ESTATE
                                                    SECURITIES BUSINESS.
---------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct for-ward-looking calculations, these computer problems may occur prior to Janu-ary 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
  .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
  .The Investment Adviser has sought assurances from the Funds' other serv-ice providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will con-tinue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends


Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                           INVESTMENT    CAPITAL GAINS
FUND                    INCOME DIVIDENDS DISTRIBUTIONS
------------------------------------------------------
Balanced                   QUARTERLY       ANNUALLY
------------------------------------------------------
Growth and Income          QUARTERLY       ANNUALLY
------------------------------------------------------
CORE Large Cap Value       QUARTERLY       ANNUALLY
------------------------------------------------------
CORE U.S. Equity            ANNUALLY       ANNUALLY
------------------------------------------------------
CORE Large Cap Growth       ANNUALLY       ANNUALLY
------------------------------------------------------
CORE Small Cap Equity       ANNUALLY       ANNUALLY
------------------------------------------------------
Capital Growth              ANNUALLY       ANNUALLY
------------------------------------------------------
Strategic Growth            ANNUALLY       ANNUALLY
------------------------------------------------------
Growth Opportunities        ANNUALLY       ANNUALLY
------------------------------------------------------
Mid Cap Value               ANNUALLY       ANNUALLY
------------------------------------------------------
Small Cap Value             ANNUALLY       ANNUALLY
------------------------------------------------------
Real Estate Securities     QUARTERLY       ANNUALLY
------------------------------------------------------

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their net asset value ("NAV") next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; OR
 .Initiate an Automated Clearing House Network ("ACH") transfer to Northern;
  OR
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may des-ignate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regard-ing these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Pro-spectus.

                                                               SHAREHOLDER GUIDE


 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                    (Value of Assets of the Class)
                     - (Liabilities of the Class)
     NAV = _____________________________________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 NOTE: THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED AND THE TIME BY WHICH ORDERS MUST BE RECEIVED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF

 REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE IS STOPPED AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY, EACH FUND WILL REDEEM ITS SERVICE SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


 ------------------------------------------------
  BY WRITING:    Goldman Sachs Funds
                 4900 Sears Tower--60th Floor
                 Chicago, IL 60606-6372
 ------------------------------------------------
  BY TELEPHONE:  1-800-621-2550
                 (8:00 a.m. to 4:00 p.m. New York
                 time)
 ------------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to

                                                               SHAREHOLDER GUIDE

 confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraud-ulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 How Are Redemption Proceeds Paid?
 BY WIRE: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
 .Neither the Trust, nor Goldman Sachs assume any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

 BY CHECK: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  INSTRUCTIONS FOR EXCHANGING SHARES:
 -------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

                                                               SHAREHOLDER GUIDE


 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will Be Sent Regarding Investments In Service Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation


 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

                                                                        TAXATION


 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calculated by

                                                                      APPENDIX A

 dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks


 RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES AND REITS. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of suffi-cient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have lim-ited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

 RISKS OF FOREIGN INVESTMENTS. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year

                                                                      APPENDIX A

 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign gov-ernments may be disrupted by the Year 2000 Problem, and the investment port-folio of a Fund may be adversely affected. Furthermore, with respect to cer-tain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and polit-ical or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 RISKS OF EMERGING COUNTRIES. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are gener-ally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and

                                                                      APPENDIX A

 ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging coun-tries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of the characteristics discussed above and lower trading vol-umes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 RISKS OF DERIVATIVE INVESTMENTS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 RISKS OF ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 CREDIT RISKS. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse

                                                                      APPENDIX A

 economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 TEMPORARY INVESTMENT RISKS. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other invest-ments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, con-versely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the con-version price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 FOREIGN CURRENCY TRANSACTIONS. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the

                                                                      APPENDIX A

 counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its pur-chase or sale commitments, if any, at the current market price.

 STRUCTURED SECURITIES. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITS. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selec-tion and durations in accordance with their investment objectives and poli-cies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of ini-tial margin deposits and premiums

                                                                      APPENDIX A

 paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 EQUITY SWAPS. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with primary dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 LENDING OF PORTFOLIO SECURITIES. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

                                                                      APPENDIX A


 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 SHORT SALES AGAINST-THE-BOX. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 OTHER INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 .STANDARD & POOR'S DEPOSITORY RECEIPTS. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .WORLD EQUITY BENCHMARK SHARES. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 UNSEASONED COMPANIES. Each Fund may invest in companies (including predeces-sors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have lim-ited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned compa-nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 CORPORATE DEBT OBLIGATIONS. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial insti-tutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

 BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but

                                                                      APPENDIX A

 different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addi-tion, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic condi-tions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. government.

 MORTGAGE-BACKED SECURITIES. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of under-lying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes hav-ing an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages princi-pally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 ASSET-BACKED SECURITIES. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a secu-rity interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 BORROWINGS. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of their total assets for tempo-rary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

                                                                      APPENDIX A


 MORTGAGE DOLLAR ROLLS. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Funds treat mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 YIELD CURVE OPTIONS. Certain Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is prof-itable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 REVERSE REPURCHASE AGREEMENTS. Certain Funds may enter into reverse repur-chase agreements. Reverse repurchase agreements involve the sale of securi-ties held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Invest-ment Adviser expects that the interest income to be earned from the invest-ment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by propor-tionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 MUNICIPAL SECURITIES. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interest in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agen-cies or instrumentalities. Such securities may pay fixed, variable or float-ing rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass trans-portation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securi-ties in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities.

 INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTER-EST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest

                                                                      APPENDIX A

 rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 LOAN PARTICIPATIONS. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an inter-est in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appro-priate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

 INVERSE FLOATERS. Certain Funds may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an invest-ment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request).


 BALANCED FUND

                                                           INCOME FROM
                                                     INVESTMENT OPERATIONS/d/
                                                   ---------------------------
                                                                NET REALIZED
                                                               AND UNREALIZED
                                                               GAIN (LOSS) ON
                                                                INVESTMENT,
                                         NET ASSET              FUTURES AND
                                          VALUE,      NET     FOREIGN CURRENCY
                                         BEGINNING INVESTMENT     RELATED
                                         OF PERIOD   INCOME     TRANSACTIONS
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                     $20.29     $0.58         $0.20
1999 - Class B Shares                      20.20      0.41          0.21
1999 - Class C Shares                      20.17      0.41          0.21
1999 - Institutional Shares                20.29      0.64          0.20
1999 - Service Shares                      20.28      0.53          0.21
------------------------------------------------------------------------------
1998 - Class A Shares                      18.78      0.57          2.66
1998 - Class B Shares                      18.73      0.50          2.57
1998 - Class C Shares (commenced
 August 15, 1997)                          21.10      0.25          0.24
1998 - Institutional Shares (commenced
 August 15, 1997)                          21.18      0.26          0.32
1998 - Service Shares (commenced
 August 15, 1997)                          21.18      0.22          0.32
------------------------------------------------------------------------------
1997 - Class A Shares                      17.31      0.66          2.47
1997 - Class B Shares (commenced May 1,
 1996)                                     17.46      0.42          2.34
------------------------------------------------------------------------------
1996 - Class A Shares                      14.22      0.51          3.43
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1995 - Class A Shares (commenced
 October 12, 1994)                         14.18      0.10          0.02
------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.

                                                                      APPENDIX B





      DISTRIBUTIONS TO SHAREHOLDERS
 ---------------------------------------

                           FROM NET                                         NET
                         REALIZED GAIN                                     ASSETS
                        ON INVESTMENT,                                     AT END
            IN EXCESS     FUTURES AND    NET INCREASE                        OF      RATIO OF
  FROM NET    OF NET    FOREIGN CURRENCY  (DECREASE)  NET ASSET            PERIOD  NET EXPENSES
 INVESTMENT INVESTMENT      RELATED      IN NET ASSET VALUE, END   TOTAL    (IN     TO AVERAGE
   INCOME     INCOME     TRANSACTIONS       VALUE     OF PERIOD  RETURN/a/  000S)    NET ASSETS
-----------------------------------------------------------------------------------------------
   $(0.59)    $  --          $  --          $ 0.19      $20.48     3.94%  $192,453     1.04%
    (0.45)       --             --            0.17       20.37     3.15     43,926     1.80
    (0.45)       --             --            0.17       20.34     3.14     14,286     1.80
    (0.65)       --             --            0.19       20.48     4.25      8,010     0.73
    (0.55)       --             --            0.19       20.47     3.80        490     1.23
-----------------------------------------------------------------------------------------------
    (0.56)       --          (1.16)           1.51       20.29    17.54    163,636     1.00
    (0.42)    (0.02)         (1.16)           1.47       20.20    16.71     23,639     1.76
    (0.22)    (0.04)         (1.16)          (0.93)      20.17     2.49C     8,850     1.77B
    (0.23)    (0.08)         (1.16)          (0.89)      20.29     2.93C     8,367     0.76B
    (0.22)    (0.06)         (1.16)          (0.90)      20.28     2.66C        16     1.26B
-----------------------------------------------------------------------------------------------
    (0.66)       --          (1.00)           1.47       18.78    18.59     81,410     1.00
    (0.42)    (0.07)         (1.00)           1.27       18.73    16.22C     2,110     1.75B
-----------------------------------------------------------------------------------------------
    (0.50)       --          (0.35)           3.09       17.31    28.10     50,928     1.00
-----------------------------------------------------------------------------------------------
    (0.08)       --             --            0.04       14.22     0.87C     7,510     1.00B
-----------------------------------------------------------------------------------------------

c Not annualized.
d Includes the balancing effect of calculating per share amounts.
e Includes the effect of mortgage dollar roll transactions.

                                                RATIOS ASSUMING
                                              NO VOLUNTARY WAIVER
                                         OF FEES OR EXPENSE LIMITATIONS
                                         ----------------------------------


                             RATIO OF                          RATIO OF
                          NET INVESTMENT   RATIO OF         NET INVESTMENT
                            INCOME TO     EXPENSES TO       INCOME (LOSS)       PORTFOLIO
                           AVERAGE NET      AVERAGE         TO AVERAGE NET      TURNOVER
                              ASSETS      NET ASSETS            ASSETS           RATE/e/
-----------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares         2.90%         1.45%             2.49%              175.06%
1999 - Class B Shares         2.16          2.02              1.94               175.06
1999 - Class C Shares         2.17          2.02              1.95               175.06
1999 - Institutional
 Shares                       3.22          0.95              3.00               175.06
1999 - Service Shares         2.77          1.45              2.55               175.06
-----------------------------------------------------------------------------------------
1998 - Class A Shares         2.94          1.57              2.37               190.43
1998 - Class B Shares         2.14          2.07              1.83               190.43
1998 - Class C Shares
 (commenced August 15,
 1997)                        2.13B         2.08B             1.82B              190.43
1998 - Institutional
 Shares (commenced
 August 15, 1997)             3.13B         1.07B             2.82B              190.43
1998 - Service Shares
 (commenced August 15,
 1997)                        2.58B         1.57B             2.27B              190.43
-----------------------------------------------------------------------------------------
1997 - Class A Shares         3.76          1.77              2.99               208.11
1997 - Class B Shares
 (commenced May 1, 1996)      2.59B         2.27B             2.07B              208.11
-----------------------------------------------------------------------------------------
1996 - Class A Shares         3.65          1.90              2.75               197.10
-----------------------------------------------------------------------------------------
FOR THE PERIOD ENDED
 JANUARY 31,
1995 - Class A Shares
 (commenced October 12,
 1994)                        3.39B         8.29B             (3.90)B            14.71
-----------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 GROWTH AND INCOME FUND


                                            INCOME FROM
                                      INVESTMENT OPERATIONS/d/       DISTRIBUTIONS TO SHAREHOLDERS
                                    ---------------------------- ------------------------------------
                                                   NET REALIZED
                                                  AND UNREALIZED                          FROM NET
                                                  GAIN (LOSS) ON                       REALIZED GAIN
                          NET ASSET                INVESTMENT,              IN EXCESS  ON INVESTMENT,
                           VALUE,        NET         OPTIONS      FROM NET    OF NET    OPTIONS AND
                          BEGINNING  INVESTMENT    AND FUTURES   INVESTMENT INVESTMENT    FUTURES
                          OF PERIOD INCOME (LOSS)  TRANSACTIONS    INCOME     INCOME    TRANSACTIONS
-----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares      $25.93      $ 0.20         $(1.60)      $(0.19)   $(0.01)        $  --
1999 - Class B Shares       25.73        0.02          (1.58)       (0.04)        --           --
1999 - Class C Shares       25.70        0.02          (1.59)       (0.05)        --           --
1999 - Institutional
 Shares                     25.95        0.29          (1.58)       (0.30)    (0.01)           --
1999 - Service Shares       25.92        0.17          (1.58)       (0.17)    (0.01)           --
-----------------------------------------------------------------------------------------------------
1998 - Class A Shares       23.18        0.11           5.27        (0.11)        --        (2.52)
1998 - Class B Shares       23.10        0.04           5.14           --      (0.03)       (2.52)
1998 - Class C Shares
 (commenced August 15,
 1997)                      28.20       (0.01)          0.06           --      (0.03)       (2.52)
1998 - Institutional
 Shares                     23.19        0.27           5.23        (0.22)        --        (2.52)
1998 - Service Shares       23.17        0.14           5.23        (0.06)     (0.04)       (2.52)
-----------------------------------------------------------------------------------------------------
1997 - Class A Shares       19.98        0.35           5.18        (0.35)     (0.01)       (1.97)
1997 - Class B Shares
 (commenced May 1, 1996)    20.82        0.17           4.31        (0.17)     (0.06)       (1.97)
1997 - Institutional
 Shares (commenced June
 3, 1996)                   21.25        0.29           3.96        (0.30)     (0.04)       (1.97)
1997 - Service Shares
 (commenced March 6,
 1996)                      20.71        0.28           4.50        (0.28)     (0.07)       (1.97)
-----------------------------------------------------------------------------------------------------
1996 - Class A Shares       15.80        0.33           4.75        (0.30)        --        (0.60)
-----------------------------------------------------------------------------------------------------
1995 - Class A Shares       15.79        0.20E          0.30E       (0.20)     (0.07)       (0.33)
-----------------------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.
e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B





             NET INCREASE                            NET ASSETS     RATIO OF
ADDITIONAL    (DECREASE)    NET ASSET                AT END OF    NET EXPENSES
 PAID-IN     IN NET ASSET   VALUE, END    TOTAL        PERIOD      TO AVERAGE
 CAPITAL        VALUE       OF PERIOD   RETURN/a/     (IN 000S)     NET ASSETS
------------------------------------------------------------------------------


$  --        $(1.60)          $24.33      (5.40)%    $1,122,157       1.22%
   --         (1.60)           24.13      (6.07)        349,662       1.92
   --         (1.62)           24.08      (6.12)         48,146       1.92
   --         (1.60)           24.35      (5.00)        173,696       0.80
   --         (1.59)           24.33      (5.44)         11,943       1.30
------------------------------------------------------------------------------
   --          2.75            25.93      23.71       1,216,582       1.25
   --          2.63            25.73      22.87         307,815       1.94
   --         (2.50)           25.70       0.51C         31,686       1.99B
   --          2.76            25.95      24.24          36,225       0.83
   --          2.75            25.92      23.63           8,893       1.32
------------------------------------------------------------------------------
   --          3.20            23.18      28.42         615,103       1.22
   --          2.28            23.10      22.23C         17,346       1.93B
   --          1.94            23.19      20.77C            193       0.82B
   --          2.46            23.17      23.87C          3,174       1.32B
------------------------------------------------------------------------------
   --          4.18            19.98      32.45         436,757       1.20
------------------------------------------------------------------------------
 0.11E         0.01            15.80       3.97         193,772       1.25
------------------------------------------------------------------------------

                                         RATIOS ASSUMING NO VOLUNTARY WAIVER
                                            OF FEES OR EXPENSE LIMITATIONS
                                         ------------------------------------------
                             RATIO OF                                RATIO OF
                          NET INVESTMENT     RATIO OF             NET INVESTMENT
                          INCOME (LOSS)    EXPENSES TO           INCOME (LOSS) TO         PORTFOLIO
                          TO AVERAGE NET   AVERAGE NET              AVERAGE NET           TURNOVER
                              ASSETS          ASSETS                   ASSETS               RATE
---------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares          0.78%           1.32%                    0.68%              125.79%
1999 - Class B Shares          0.09            1.92                     0.09               125.79
1999 - Class C Shares          0.10            1.92                     0.10               125.79
1999 - Institutional
 Shares                        1.25            0.80                     1.25               125.79
1999 - Service Shares          0.72            1.30                     0.72               125.79
---------------------------------------------------------------------------------------------------
1998 - Class A Shares          0.43            1.42                     0.26                61.95
1998 - Class B Shares         (0.35)           1.94                    (0.35)               61.95
1998 - Class C Shares
 (commenced August 15,
 1997)                        (0.48)B          1.99B                   (0.48)B              61.95
1998 - Institutional
 Shares                        0.76            0.83                     0.76                61.95
1998 - Service Shares          0.32            1.32                     0.32                61.95
---------------------------------------------------------------------------------------------------
1997 - Class A Shares          1.60            1.43                     1.39                53.03
1997 - Class B Shares
 (commenced May 1, 1996)       0.15B           1.93B                    0.15B               53.03
1997 - Institutional
 Shares
 (commenced June 3,
 1996)                         1.36B           0.82B                    1.36B               53.03
1997 - Service Shares
 (commenced March 6,
 1996)                         0.94B           1.32B                    0.94B               53.03
---------------------------------------------------------------------------------------------------
1996 - Class A Shares          1.67            1.45                     1.42                57.93
---------------------------------------------------------------------------------------------------
1995 - Class A Shares          1.28            1.58                     0.95                71.80
---------------------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.
e Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 CORE LARGE CAP VALUE FUND


                                                          INCOME FROM
                                                    INVESTMENT OPERATIONS/d/
                                                  -----------------------------
                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                    NET ASSET                       GAIN ON
                                     VALUE,          NET           INVESTMENT
                                    BEGINNING     INVESTMENT      AND FUTURES
                                    OF PERIOD       INCOME        TRANSACTIONS
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1999 - Class A Shares
 (commenced December 31, 1998)       $10.00         $0.01            $0.14
1999 - Class B Shares
 (commenced December 31, 1998)        10.00           --              0.15
1999 - Class C Shares
 (commenced December 31, 1998)        10.00           --              0.15
1999 - Institutional Shares
 (commenced December 31, 1998)        10.00          0.01             0.15
1999 - Service Shares
 (commenced December 31, 1998)        10.00          0.02             0.14
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B







      DISTRIBUTIONS TO
        SHAREHOLDERS
  ---------------------------

                 FROM NET
               REALIZED GAIN                                   NET ASSETS   RATIO OF
   FROM NET    ON INVESTMENT NET INCREASE NET ASSET            AT END OF  NET EXPENSES
  INVESTMENT    AND FUTURES  IN NET ASSET VALUE, END   TOTAL     PERIOD    TO AVERAGE
    INCOME     TRANSACTIONS     VALUE     OF PERIOD RETURN/A,C/ (IN 000S)  NET ASSETSB
--------------------------------------------------------------------------------------
     $--
                   $--          $0.15       $10.15     1.50%    $ 6,665       1.08%
      --
                    --           0.15        10.15     1.50         340       1.82
      --
                    --           0.15        10.15     1.50         268       1.83
      --
                    --           0.16        10.16     1.60      53,396       0.66
      --
                    --           0.16        10.16     1.60           2       1.16
--------------------------------------------------------------------------------------

                                    RATIOS ASSUMING NO VOLUNTARY WAIVER
                                       OF FEES OR EXPENSE LIMITATIONS
                                    ------------------------------------------

                        RATIO OF                                RATIO OF
                     NET INVESTMENT     RATIO OF             NET INVESTMENT
                       INCOME TO      EXPENSES TO           INCOME TO AVERAGE        PORTFOLIO
                      AVERAGE NET     AVERAGE NET                  NET               TURNOVER
                       ASSETS/b/       ASSETS/b/                ASSETS/b/               RATE
----------------------------------------------------------------------------------------------
FOR THE PERIOD
 ENDED JANUARY 31,
1999 - Class A
 Shares
 (commenced December
 31, 1998)                1.45%             8.03%                   (5.50)%               0%
1999 - Class B
 Shares
 (commenced December
 31, 1998)                0.84              8.77                    (6.11)                0
1999 - Class C
 Shares
 (commenced December
 31, 1998)                0.70              8.78                    (6.25)                0
1999 -
 Institutional
 Shares
 (commenced December
 31, 1998)                1.97              7.61                    (4.98)                0
1999 - Service
 Shares
 (commenced December
 31, 1998)                2.17              8.11                    (4.78)                0
----------------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CORE U.S. EQUITY FUND


                                                           INCOME FROM
                                                    INVESTMENT OPERATIONS/d/
                                                    -------------------------
                                                                NET REALIZED
                                          NET ASSET    NET     AND UNREALIZED
                                           VALUE,   INVESTMENT GAIN (LOSS) ON
                                          BEGINNING   INCOME    INVESTMENTS
                                          OF PERIOD   (LOSS)    AND FUTURES
-----------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                      $26.59     $ 0.04       $ 7.02
1999 - Class B Shares                       26.32      (0.10)        6.91
1999 - Class C Shares                       26.24      (0.10)        6.89
1999 - Institutional Shares                 26.79       0.20         7.11
1999 - Service Shares                       26.53       0.06         7.01
-----------------------------------------------------------------------------
1998 - Class A Shares                       23.32       0.11         5.63
1998 - Class B Shares                       23.18       0.11         5.44
1998 - Class C Shares (commenced August
15, 1997)                                   27.48       0.03         1.22
1998 - Institutional Shares                 23.44       0.30         5.65
1998 - Service Shares                       23.27       0.19         5.57
-----------------------------------------------------------------------------
1997 - Class A Shares                       19.66       0.16         4.46
1997 - Class B Shares (commenced May 1,
1996)                                       20.44       0.04         3.70
1997 - Institutional Shares                 19.71       0.30         4.51
1997 - Service Shares (commenced June 7,
1996)                                       21.02       0.13         3.15
-----------------------------------------------------------------------------
1996 - Class A Shares                       14.61       0.19         5.43
1996 - Institutional Shares (commenced
June 15, 1995)                              16.97       0.16         3.23
-----------------------------------------------------------------------------
1995 - Class A Shares                       15.93       0.20        (0.38)
-----------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B







   DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------
                         FROM NET                                                               RATIO OF
            IN EXCESS  REALIZED GAIN NET INCREASE                    NET ASSETS   RATIO OF   NET INVESTMENT
 FROM NET     OF NET   ON INVESTMENT  (DECREASE)  NET ASSET          AT END OF  NET EXPENSES INCOME (LOSS)
INVESTMENT  INVESTMENT  AND FUTURES  IN NET ASSET VALUE, END TOTAL     PERIOD    TO AVERAGE    TO AVERAGE
  INCOME      INCOME   TRANSACTIONS     VALUE     OF PERIOD RETURN/a/ (IN 000S)   NET ASSETS    NET ASSETS
-----------------------------------------------------------------------------------------------------------
  $(0.03)     $(0.01)     $(0.63)       $ 6.39      $32.98    26.89%  $605,566      1.23%         0.15%
      --          --       (0.63)         6.18       32.50    26.19    152,347      1.85         (0.50)
      --          --       (0.63)         6.16       32.40    26.19     26,912      1.87         (0.53)
   (0.15)      (0.03)      (0.63)         6.50       33.29    27.65    307,200      0.69          0.69
   (0.10)      (0.02)      (0.63)         6.32       32.85    27.00     11,600      1.19          0.19
-----------------------------------------------------------------------------------------------------------
   (0.12)         --       (2.35)         3.27       26.59    24.96    398,393      1.28          0.51
      --       (0.06)      (2.35)         3.14       26.32    24.28     59,208      1.79         (0.05)
      --       (0.14)      (2.35)        (1.24)      26.24     4.85c     6,267      1.78b        (0.21)b
   (0.24)      (0.01)      (2.35)         3.35       26.79    25.76    202,893      0.65          1.16
   (0.07)      (0.08)      (2.35)         3.26       26.53    25.11      7,841      1.15          0.62
-----------------------------------------------------------------------------------------------------------
   (0.16)         --       (0.80)         3.66       23.32    23.75    225,968      1.29          0.91
   (0.04)      (0.16)      (0.80)         2.74       23.18    18.59c    17,258      1.83b         0.06b
   (0.28)         --       (0.80)         3.73       23.44    24.63    148,942      0.65          1.52
   (0.13)      (0.10)      (0.80)         2.25       23.27    15.92c     3,666      1.15b         0.69b
-----------------------------------------------------------------------------------------------------------
   (0.16)         --       (0.41)         5.05       19.66    38.63    129,045      1.25          1.01
   (0.24)         --       (0.41)         2.74       19.71    20.14c    64,829      0.65b         1.49b
-----------------------------------------------------------------------------------------------------------
   (0.20)         --       (0.94)        (1.32)      14.61    (1.10)    94,968      1.38          1.33
-----------------------------------------------------------------------------------------------------------

                          RATIOS ASSUMING NO VOLUNTARY WAIVER
                             OF FEES OR EXPENSE LIMITATIONS
                          -----------------------------------
                                                RATIO OF
                              RATIO OF       NET INVESTMENT
                            EXPENSES TO     INCOME (LOSS) TO         PORTFOLIO
                            AVERAGE NET          AVERAGE             TURNOVER
                               ASSETS          NET  ASSETS             RATE
------------------------------------------------------------------------------
FOR THE YEARS ENDED
JANUARY 31,
1999 - Class A Shares           1.36%              0.02%               63.79%
1999 - Class B Shares           1.98              (0.63)               63.79
1999 - Class C Shares           2.00              (0.66)               63.79
1999 - Institutional
Shares                          0.82               0.56                63.79
1999 - Service Shares           1.32               0.06                63.79
------------------------------------------------------------------------------
1998 - Class A Shares           1.47               0.32                65.89
1998 - Class B Shares           1.96              (0.22)               65.89
1998 - Class C Shares
(commenced August 15,
1997)                           1.95b             (0.38)b              65.89
1998 - Institutional
Shares                          0.82               0.99                65.89
1998 - Service Shares           1.32               0.45                65.89
------------------------------------------------------------------------------
1997 - Class B Shares
(commenced May 1, 1996)         1.53               0.67                37.78
1997 - Institutional
Shares                          2.00b             (0.11)b              37.28
1997 - Service Shares
(commenced June 7, 1996)        0.85               1.32                37.28
1996 - Class A Shares           1.35b              0.49b               37.28
------------------------------------------------------------------------------
1996 - Class A Shares           1.55               0.71                39.35
1996 - Institutional
Shares (commenced June
15, 1995)                       0.96b              1.18b               39.35
------------------------------------------------------------------------------
1995 - Class A Shares           1.63               1.08                56.18
------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CORE LARGE CAP GROWTH FUND


                                                             INCOME FROM
                                                       INVESTMENT OPERATIONS/d/
                                                      -------------------------

                                                                  NET REALIZED
                                            NET ASSET    NET     AND UNREALIZED
                                             VALUE,   INVESTMENT    GAIN ON
                                            BEGINNING   INCOME    INVESTMENTS
                                            OF PERIOD   (LOSS)    AND FUTURES
-------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1999 - Class A Shares                        $11.97     $ 0.01       $4.19
1999 - Class B Shares                         11.92      (0.06)       4.12
1999 - Class C Shares                         11.93      (0.05)       4.11
1999 - Institutional Shares                   11.97       0.02        4.23
1999 - Service Shares                         11.95      (0.01)       4.17
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1998 - Class A Shares (commenced May 1,
 1997)                                        10.00       0.01        2.35
1998 - Class B Shares (commenced May 1,
 1997)                                        10.00      (0.03)       2.33
1998 - Class C Shares (commenced August
 15, 1997)                                    11.80      (0.02)       0.54
1998 - Institutional Shares (commenced May
 1, 1997)                                     10.00       0.01        2.35
1998 - Service Shares (commenced May 1,
 1997)                                        10.00      (0.02)       2.35
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B







           DISTRIBUTIONS TO
             SHAREHOLDERS
  -------------------------------------
                            FROM NET
                            REALIZED
     FROM      IN EXCESS    GAIN ON        NET     NET ASSET         NET ASSETS   RATIO OF
     NET         OF NET    INVESTMENT   INCREASE    VALUE,           AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT AND FUTURES    IN NET     END OF    TOTAL    PERIOD    TO AVERAGE
    INCOME       INCOME   TRANSACTIONS ASSET VALUE  PERIOD  RETURN/a/ (IN 000S)   NET ASSETS
--------------------------------------------------------------------------------------------
    $   --       $   --      $  --        $4.20     $16.17    35.10%  $175,510      0.97%
        --           --         --         4.06      15.98    34.07     93,711      1.74
        --           --         --         4.06      15.99    34.04     37,081      1.74
        --        (0.01)        --         4.24      16.21    35.54    295,734      0.65
        --           --         --         4.16      16.11    34.85      1,663      1.15
--------------------------------------------------------------------------------------------
    $(0.01)          --      (0.38)        1.97      11.97    23.79c    53,786      0.91b
        --           --      (0.38)        1.92      11.92    23.26c    13,857      1.67b
        --         (.01)     (0.38)        0.13      11.93     4.56c     4,132      1.68b
     (0.01)          --      (0.38)        1.97      11.97    23.89c     4,656      0.72b
        --           --      (0.38)        1.95      11.95    23.56c       115      1.17b
--------------------------------------------------------------------------------------------

                                                RATIOS ASSUMING NO
                                             VOLUNTARY WAIVER OF FEES
                                              OR EXPENSE LIMITATIONS
                                           ----------------------------
                              RATIO OF                   RATIO OF NET
                           NET INVESTMENT   RATIO OF      INVESTMENT
                          INCOME (LOSS) TO EXPENSES TO INCOME (LOSS) TO PORTFOLIO
                            AVERAGE NET    AVERAGE NET   AVERAGE NET    TURNOVER
                               ASSETS        ASSETS         ASSETS        RATE
---------------------------------------------------------------------------------
FOR THE YEAR ENDED
 JANUARY 31,
1999 - Class A Shares           0.05 %        1.46%         (0.44)%       63.15%
1999 - Class B Shares          (0.73)         2.11          (1.10)        63.15
1999 - Class C Shares          (0.74)         2.11          (1.11)        63.15
1999 - Institutional
 Shares                         0.35          1.02          (0.02)        63.15
1999 - Service Shares          (0.16)         1.52          (0.53)        63.15
---------------------------------------------------------------------------------
FOR THE PERIOD ENDED
 JANUARY 31,
1998 - Class A Shares
 (commenced May 1, 1997)        0.12 b        2.40b         (1.37)b       74.97c
1998 - Class B Shares
 (commenced May 1, 1997)       (0.72)b        2.91b         (1.96)b       74.97c
1998 - Class C Shares
 (commenced August 15,
 1997)                         (0.76)b        2.92b         (2.00)b       74.97c
1998 - Institutional
 Shares (commenced
 May 1, 1997)                   0.42 b        1.96b         (0.82)b       74.97c
1998 - Service Shares
 (commenced May 1, 1997)       (0.21)b        2.41b         (1.45)b       74.97c
---------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CORE SMALL CAP EQUITY FUND

                                                         INCOME FROM
                                                   INVESTMENT OPERATIONS/d/
                                                  -------------------------
                                                                  NET
                                                              REALIZED AND
                                                               UNREALIZED
                                        NET ASSET    NET     GAIN (LOSS) ON
                                         VALUE,   INVESTMENT   INVESTMENT
                                        BEGINNING   INCOME    AND FUTURES
                                        OF PERIOD   (LOSS)    TRANSACTIONS
---------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1999 - Class A Shares                    $10.59     $0.01        $(0.43)
1999 - Class B Shares                     10.56     (0.05)        (0.44)
1999 - Class C Shares                     10.57     (0.04)        (0.45)
1999 - Institutional Shares               10.61      0.04         (0.43)
1999 - Service Shares                     10.60      0.01         (0.44)
---------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1998 - Class A Shares (commenced
 August 15, 1997)                         10.00     (0.01)         0.65
1998 - Class B Shares (commenced
 August 15, 1997)                         10.00     (0.03)         0.64
1998 - Class C Shares (commenced
 August 15, 1997)                         10.00     (0.02)         0.64
1998 - Institutional Shares (commenced
 August 15, 1997)                         10.00      0.01          0.65
1998 - Service Shares (commenced
 August 15, 1997)                         10.00      0.01          0.64
---------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B





     DISTRIBUTIONS TO
       SHAREHOLDERS
  --------------------------

                 FROM NET
                 REALIZED
     FROM        GAIN ON        NET     NET ASSET          NET ASSETS   RATIO OF
     NET        INVESTMENT   INCREASE     VALUE            AT END OF  NET EXPENSES
  INVESTMENT   AND FUTURES    IN NET     END OF    TOTAL     PERIOD    TO AVERAGE
    INCOME     TRANSACTIONS ASSET VALUE  PERIOD  RETURN/a/  (IN 000S)   NET ASSETS
----------------------------------------------------------------------------------
    $(0.01)       $  --       $(0.43)    $10.16    (3.97)%  $64,087       1.31%
        --           --        (0.49)     10.07    (4.64)    15,406       2.00
        --           --        (0.49)     10.08    (4.64)     6,559       2.01
     (0.02)          --        (0.41)     10.20    (3.64)    62,763       0.94
     (0.01)          --        (0.44)     10.16    (4.07)        54       1.44
----------------------------------------------------------------------------------
        --        (0.05)        0.59      10.59     6.37c    11,118       1.25b
        --        (0.05)        0.56      10.56     6.07c     9,957       1.95b
        --        (0.05)        0.57      10.57     6.17c     2,557       1.95b
        --        (0.05)        0.61      10.61     6.57c     9,026       0.95b
        --        (0.05)        0.60      10.60     6.47c         2       1.45b
----------------------------------------------------------------------------------

                                               RATIOS ASSUMING NO
                                            VOLUNTARY WAIVER OF FEES
                                             OR EXPENSE LIMITATIONS
                                            -------------------------

                              RATIO OF NET              RATIO OF NET
                               INVESTMENT    RATIO OF    INVESTMENT
                              INCOME (LOSS) EXPENSES TO INCOME (LOSS) PORTFOLIO
                               TO AVERAGE   AVERAGE NET  TO AVERAGE   TURNOVER
                               NET ASSETS     ASSETS     NET ASSETS     RATE
-------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
 31,
1999 - Class A Shares              0.08%       2.00%        (0.61)%     75.38%
1999 - Class B Shares             (0.55)       2.62         (1.17)      75.38
1999 - Class C Shares             (0.56)       2.63         (1.18)      75.38
1999 - Institutional Shares        0.60        1.56         (0.02)      75.38
1999 - Service Shares              0.01        2.06         (0.61)      75.38
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY
 31,
1998 - Class A Shares
 (commenced August 15, 1997)      (0.36)b      3.92b        (3.03)b     37.65c
1998 - Class B Shares
 (commenced August 15, 1997)      (1.04)b      4.37b        (3.46)b     37.65c
1998 - Class C Shares
 (commenced August 15, 1997)      (1.07)b      4.37b        (3.49)b     37.65c
1998 - Institutional Shares
 (commenced August 15, 1997)       0.15b       3.37b        (2.27)b     37.65c
1998 - Service Shares
 (commenced August 15, 1997)       0.40b       3.87b        (2.02)b     37.65c
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CAPITAL GROWTH FUND


                                                          INCOME FROM
                                                    INVESTMENT OPERATIONS/d/
                                                   -------------------------
                                                               NET REALIZED
                                         NET ASSET    NET     AND UNREALIZED
                                          VALUE,   INVESTMENT GAIN (LOSS) ON
                                         BEGINNING   INCOME     INVESTMENT
                                         OF PERIOD   (LOSS)    TRANSACTIONS
----------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                     $18.48     $(0.03)      $6.35
1999 - Class B Shares                      18.27      (0.12)       6.19
1999 - Class C Shares                      18.24      (0.10)       6.15
1999 - Institutional Shares                18.45       0.01        6.38
1999 - Service Shares                      18.46      (0.04)       6.31
----------------------------------------------------------------------------
1998 - Class A Shares                      16.73       0.02        4.78
1998 - Class B Shares                      16.67       0.02        4.61
1998 - Class C Shares (commenced August
 15, 1997)                                 19.73      (0.02)       1.60
1998 - Institutional Shares (commenced
 August 15, 1997)                          19.88       0.02        1.66
1998 - Service Shares (commenced August
 15, 1997)                                 19.88      (0.01)       1.66
----------------------------------------------------------------------------
1997 - Class A Shares                      14.91       0.10        3.56
1997 - Class B Shares (commenced May 1,
 1996)                                     15.67       0.01        2.81
----------------------------------------------------------------------------
1996 - Class A Shares                      13.67       0.12        3.93
----------------------------------------------------------------------------
1995 - Class A Shares                      15.96       0.03       (0.69)
----------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

b Annualized.

c Not annualized.

d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B






           DISTRIBUTIONS TO
             SHAREHOLDERS
  --------------------------------------

               IN EXCESS    FROM NET    NET INCREASE                    NET ASSETS   RATIO OF
   FROM NET      OF NET   REALIZED GAIN  (DECREASE)  NET ASSET          AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT ON INVESTMENT    IN NET    VALUE, END  TOTAL    PERIOD    TO AVERAGE
    INCOME       INCOME   TRANSACTIONS  ASSET VALUE  OF PERIOD RETURN/a/ (IN 000S)   NET ASSETS
---------------------------------------------------------------------------------------------------
    $ --         $ --        $(0.77)       $5.55       $24.03    34.58% $1,992,716     1.42%
      --           --         (0.77)        5.30        23.57    33.60     236,369     2.19
      --           --         (0.77)        5.28        23.52    33.55      60,234     2.19
      --           --         (0.77)        5.62        24.07    35.02      41,817     1.07
      --           --         (0.77)        5.50        23.96    34.34       3,085     1.57
---------------------------------------------------------------------------------------------------
    (0.01)       (0.01)       (3.03)        1.75        18.48    29.71   1,256,595     1.40
      --           --         (3.03)        1.60        18.27    28.73      40,827     2.18
      --         (0.04)       (3.03)       (1.49)       18.24     8.83c      5,395     2.21b
    (0.01)       (0.07)       (3.03)       (1.43)       18.45     9.31c      7,262     1.16b
      --         (0.04)       (3.03)       (1.42)       18.46     9.18c          2     1.50b
---------------------------------------------------------------------------------------------------
    (0.10)       (0.02)       (1.72)        1.82        16.73    25.97     920,646     1.40
    (0.01)       (0.09)       (1.72)        1.00        16.67    19.39c      3,221     2.15b
---------------------------------------------------------------------------------------------------
    (0.12)         --         (2.69)        1.24        14.91    30.45     881,056     1.36
---------------------------------------------------------------------------------------------------
    (0.01)         --         (1.62)       (2.29)       13.67    (4.38)    862,105     1.38
---------------------------------------------------------------------------------------------------

                                                 RATIOS ASSUMING NO
                                              VOLUNTARY WAIVER OF FEES
                                               OR EXPENSE LIMITATIONS
                                             --------------------------
                                 RATIO OF                   RATIO OF
                              NET INVESTMENT  RATIO OF   NET INVESTMENT
                              INCOME (LOSS)  EXPENSES TO INCOME (LOSS)  PORTFOLIO
                                TO AVERAGE   AVERAGE NET   TO AVERAGE   TURNOVER
                                NET ASSETS     ASSETS      NET ASSETS     RATE
---------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares             (0.18)%       1.58%        (0.34)%      30.17%
1999 - Class B Shares             (0.98)        2.21         (1.00)       30.17
1999 - Class C Shares             (1.00)        2.21         (1.02)       30.17
1999 - Institutional
 Shares                            0.11         1.09          0.09        30.17
1999 - Service Shares             (0.37)        1.59         (0.39)       30.17
---------------------------------------------------------------------------------
1998 - Class A Shares              0.08         1.65         (0.17)       61.50
1998 - Class B Shares             (0.77)        2.18         (0.77)       61.50
1998 - Class C Shares
 (commenced August 15,
 1997)                            (0.86)b       2.21b        (0.86)b      61.50
1998 - Institutional
 Shares (commenced August
 15, 1997)                         0.18b        1.16b         0.18b       61.50
1998 - Service Shares
 (commenced August 15, 1997)      (0.16)b       1.50b        (0.16)b      61.50
---------------------------------------------------------------------------------
1997 - Class A Shares              0.62         1.65          0.37        52.92
1997 - Class B Shares
 (commenced May 1, 1996)          (0.39)b       2.15b        (0.39)b      52.92
---------------------------------------------------------------------------------
1996 - Class A Shares              0.65         1.61          0.40        63.90
---------------------------------------------------------------------------------
1995 - Class A Shares              0.16         1.63         (0.09)       38.36
---------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

b Annualized.

c Not annualized.

d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 MID CAP VALUE FUND


                                                      INCOME FROM
                                               INVESTMENT OPERATIONS/d/
                                            -------------------------------
                                                           NET REALIZED
                                                          AND UNREALIZED
                                                          GAIN (LOSS) ON
                                  NET ASSET    NET         INVESTMENT,
                                   VALUE,   INVESTMENT      OPTION AND
                                  BEGINNING   INCOME     FOREIGN CURRENCY
                                  OF PERIOD   (LOSS)   RELATED TRANSACTIONS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares              $21.61     $0.10           $(2.38)
1999 - Class B Shares               21.57     (0.05)           (2.35)
1999 - Class C Shares               21.59     (0.05)           (2.34)
1999 - Institutional Shares         21.65      0.19            (2.38)
1999 - Service Shares               21.62      0.03            (2.31)
-------------------------------------------------------------------------------
1998 - Class A Shares (commenced
 August 15, 1997)                   23.63      0.09             0.76
1998 - Class B Shares (commenced
 August 15, 1997)                   23.63      0.06             0.74
1998 - Class C Shares (commenced
 August 15, 1997)                   23.63      0.06             0.76
1998 - Institutional Shares         18.73      0.16             5.66
1998 - Service Shares (commenced
 July 18, 1997)                     23.01      0.09             1.40
-------------------------------------------------------------------------------
1997 - Institutional Shares         15.91      0.24             3.77
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1996 - Institutional Shares
 (commenced August 1, 1995)         15.00      0.13             0.90
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B



        DISTRIBUTIONS TO SHAREHOLDERS
  ---------------------------------------------

                                FROM NET
                             REALIZED GAIN
               IN EXCESS     ON INVESTMENT,    NET INCREASE                      NET ASSETS   RATIO OF
   FROM NET      OF NET        OPTION AND       (DECREASE)  NET ASSET            AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT   FOREIGN CURRENCY   IN NET ASSET VALUE, END  TOTAL      PERIOD    TO AVERAGE
    INCOME       INCOME   RELATED TRANSACTIONS    VALUE     OF PERIOD RETURN/a/  (IN 000S)   NET ASSETS
--------------------------------------------------------------------------------------------------------
    $(0.07)      $  --           $(0.88)          $(3.23)     $18.38   (10.48)%   $70,578       1.33%
        --          --            (0.88)           (3.28)      18.29   (11.07)     37,821       1.93
     (0.02)         --            (0.88)           (3.29)      18.30   (11.03)     10,800       1.93
     (0.21)         --            (0.88)           (3.28)      18.37   (10.07)    196,512       0.87
     (0.17)         --            (0.88)           (3.33)      18.29   (10.48)        289       1.37
--------------------------------------------------------------------------------------------------------
     (0.06)      (0.04)           (2.77)           (2.02)      21.61     3.42c     90,588       1.35b
     (0.09)         --            (2.77)           (2.06)      21.57     3.17c     28,743       1.85b
     (0.09)         --            (2.77)           (2.04)      21.59     3.27c      6,445       1.85b
     (0.13)         --            (2.77)            2.92       21.65    30.86     236,440       0.85
     (0.11)         --            (2.77)           (1.39)      21.62     6.30c          8       1.35b
--------------------------------------------------------------------------------------------------------
     (0.24)      (0.93)           (0.02)            2.82       18.73    25.63     145,253       0.85
--------------------------------------------------------------------------------------------------------
     (0.12)         --               --             0.91       15.91     6.89c    135,671       0.85b
--------------------------------------------------------------------------------------------------------

                                              RATIOS ASSUMING NO
                                              EXPENSE LIMITATIONS
                                          --------------------------
                               RATIO OF
                                  NET
                               INVESTMENT                RATIO OF
                                INCOME     RATIO OF   NET INVESTMENT
                               LOSS) TO   EXPENSES TO INCOME (LOSS)  PORTFOLIO
                              AVERAGE NET AVERAGE NET TO AVERAGE NET TURNOVER
                                ASSETS      ASSETS        ASSETS       RATE
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY
 31,
1999 - Class A Shares             0.38%      1.41%         0.30%       92.18%
1999 - Class B Shares            (0.22)      2.01         (0.30)       92.18
1999 - Class C Shares            (0.22)      2.01         (0.30)       92.18
1999 - Institutional Shares       0.83       0.95          0.75        92.18
1999 - Service Shares             0.32       1.45          0.24        92.18
------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced August 15, 1997)      0.33b      1.47b         0.21b       62.60
1998 - Class B Shares
 (commenced August 15, 1997)     (0.20)b     1.97b        (0.32)b      62.60
1998 - Class C Shares
 (commenced August 15, 1997)     (0.23)b     1.97b        (0.35)b      62.60
1998 - Institutional Shares       0.78       0.97          0.66        62.60
1998 - Service Shares
 (commenced July 18, 1997)        0.63b      1.43b         0.51b       62.60
------------------------------------------------------------------------------
1997 - Institutional Shares       1.35       0.91          1.29        74.03
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY
 31,
1996 - Institutional Shares
 (commenced August 1, 1995)       1.67b      0.98b         1.54b       58.77c
------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 SMALL CAP VALUE FUND

                                                  INCOME (LOSS) FROM
                                               INVESTMENT OPERATIONS/d/
                                            ------------------------------
                                                          NET REALIZED AND
                                                             UNREALIZED
                                  NET ASSET                 GAIN (LOSS)
                                   VALUE,        NET       ON INVESTMENT
                                  BEGINNING  INVESTMENT     AND OPTIONS
                                  OF PERIOD INCOME (LOSS)   TRANSACTIONS
--------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares              $24.05      $(0.06)         $(4.48)
1999 - Class B Shares               23.73       (0.21)          (4.42)
1999 - Class C Shares               23.73       (0.18)          (4.43)
1999 - Institutional Shares         24.09        0.03           (4.50)
1999 - Service Shares               24.05       (0.04)          (4.51)
--------------------------------------------------------------------------
1998 - Class A Shares               20.91        0.14            5.33
1998 - Class B Shares               20.80       (0.01)           5.27
1998 - Class C Shares (commenced
 August 15, 1997)                   24.69       (0.06)           1.43
1998 - Institutional Shares
 (commenced August 15, 1997)        24.91        0.03            1.48
1998 - Service Shares (commenced
 August 15, 1997)                   24.91       (0.01)           1.48
--------------------------------------------------------------------------
1997 - Class A Shares               17.29       (0.21)           4.92
1997 - Class B Shares (commenced
 May 1, 1996)                       20.79       (0.11)           1.21
--------------------------------------------------------------------------
1996 - Class A Shares               16.14       (0.23)           1.39
--------------------------------------------------------------------------
1995 - Class A Shares               20.67       (0.07)          (3.53)
--------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

b Annualized.

c Not annualized.

d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B





      DISTRIBUTIONS TO
        SHAREHOLDERS
  ---------------------------
                 FROM NET
  IN EXCESS    REALIZED GAIN NET INCREASE NET ASSET           NET ASSETS   RATIO OF
    OF NET     ON INVESTMENT  (DECREASE)   VALUE,             AT END OF  NET EXPENSES
  INVESTMENT    AND OPTIONS  IN NET ASSET  END OF    TOTAL      PERIOD    TO AVERAGE
    INCOME     TRANSACTIONS     VALUE      PERIOD  RETURN/a/   (IN 000S)   NET ASSETS
-------------------------------------------------------------------------------------
    $  --         $(1.00)       $(5.54)    $18.51   (17.37)%   $261,661      1.50%
       --          (1.00)        (5.63)     18.10   (18.00)      42,879      2.25
       --          (1.00)        (5.61)     18.12   (17.91)       8,212      2.25
       --          (1.00)        (5.47)     18.62   (17.04)      15,351      1.13
       --          (1.00)        (5.55)     18.50   (17.41)         261      1.62
-------------------------------------------------------------------------------------
       --          (2.33)         3.14      24.05    26.17      370,246      1.54
       --          (2.33)         2.93      23.73    25.29       42,677      2.29
    (0.34)         (1.99)        (0.96)     23.73     5.51c       5,604      2.09b
    (0.28)         (2.05)        (0.82)     24.09     6.08c      14,626      1.16b
    (0.31)         (2.02)        (0.86)     24.05     5.91c           2      1.45b
-------------------------------------------------------------------------------------
       --          (1.09)         3.62      20.91    27.28      212,061      1.60
       --          (1.09)         0.01      20.80     5.39c       3,674      2.35b
-------------------------------------------------------------------------------------
       --          (0.01)         1.15      17.29     7.20      204,994      1.41
-------------------------------------------------------------------------------------
    (0.24)         (0.69)        (4.53)     16.14   (17.53)     319,487      1.53
-------------------------------------------------------------------------------------

                                           RATIOS ASSUMING NO VOLUNTARY
                                                WAIVER OF FEES OR
                                               EXPENSE LIMITATIONS
                                           ----------------------------------
                              RATIO OF                           RATIO OF
                           NET INVESTMENT    RATIO OF         NET INVESTMENT
                          INCOME (LOSS) TO EXPENSES TO         INCOME (LOSS)        PORTFOLIO
                            AVERAGE NET    AVERAGE NET        TO AVERAGE NET        TURNOVER
                               ASSETS         ASSETS               ASSETS             RATE
---------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares          (0.24)%                 1.74%               (0.48)%    98.46%
1999 - Class B Shares          (0.99)                  2.29                (1.03)     98.46
1999 - Class C Shares          (0.99)                  2.29                (1.03)     98.46
1999 - Institutional
 Shares                         0.13                   1.17                 0.09      98.46
1999 - Service Shares          (0.47)                  1.66                (0.51)     98.46
---------------------------------------------------------------------------------------------
1998 - Class A Shares          (0.28)                  1.76                (0.50)     84.81
1998 - Class B Shares          (0.92)                  2.29                (0.92)     84.81
1998 - Class C Shares
 (commenced
 August 15, 1997)              (0.79)b                 2.09b               (0.79)b    84.81
1998 - Institutional
 Shares (commenced
 August 15, 1997)               0.27b                  1.16b                0.27b     84.81
1998 - Service Shares
 (commenced August 15,
 1997)                         (0.07)b                 1.45b               (0.07)b    84.81
---------------------------------------------------------------------------------------------
1997 - Class A Shares          (0.72)                  1.85                (0.97)     99.46
1997 - Class B Shares
 (commenced May 1, 1996)       (1.63)b                 2.35b               (1.63)b    99.46
---------------------------------------------------------------------------------------------
1996 - Class A Shares          (0.59)                  1.66                (0.84)     57.58
---------------------------------------------------------------------------------------------
1995 - Class A Shares          (0.53)                  1.78                (0.78)     43.67
---------------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

b Annualized.

c Not annualized.

d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 REAL ESTATE SECURITIES FUND



                                                            INCOME FROM
                                                      INVESTMENT OPERATIONS/a/
                                                     -------------------------
                                                                 NET REALIZED
                                           NET ASSET            AND UNREALIZED
                                            VALUE,      NET     GAIN (LOSS) ON
                                           BEGINNING INVESTMENT   INVESTMENT
                                           OF PERIOD   INCOME    TRANSACTIONS
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31, 1998
1998 - Class A Shares (commenced July 27)   $10.00     $0.15        $(0.80)
1998 - Class B Shares (commenced July 27)    10.00      0.14e        (0.83)e
1998 - Class C Shares (commenced July 27)    10.00      0.22e        (0.91)e
1998 - Institutional Shares (commenced
 July 27)                                    10.00      0.31e        (0.95)e
1998 - Service Shares (commenced July 27)    10.00      0.25e        (0.91)e
------------------------------------------------------------------------------


a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
c Annualized.
d Not annualized.
e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B








     DISTRIBUTIONS TO SHAREHOLDERS
  --------------------------------------
                            FROM NET
               IN EXCESS  REALIZED GAIN                                   NET ASSETS   RATIO OF
   FROM NET      OF NET   ON INVESTMENT NET DECREASE NET ASSET            AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT  AND OPTIONS  IN NET ASSET VALUE, END  TOTAL      PERIOD    TO AVERAGE
    INCOME       INCOME   TRANSACTIONS     VALUE     OF PERIOD RETURN/b/  (IN 000S)   NET ASSETS
-------------------------------------------------------------------------------------------------
    $(0.15)      $ --         $ --         $(0.80)     $9.20     (6.53)%d  $19,961       1.47%c
     (0.04)        --           --          (0.73)      9.27     (6.88)d         2       2.19c
     (0.10)        --           --          (0.79)      9.21     (6.85)d         1       2.19c
     (0.15)        --           --          (0.79)      9.21     (6.37)d    47,516       1.04c
     (0.13)        --           --          (0.79)      9.21     (6.56)d         1       1.54c
-------------------------------------------------------------------------------------------------

                                                 RATIOS ASSUMING
                                               NO VOLUNTARY WAIVER
                                                     OF FEES
                                              OR EXPENSE LIMITATIONS
                                            --------------------------
                                RATIO OF                   RATIO OF
                             NET INVESTMENT  RATIO OF   NET INVESTMENT
                               INCOME TO    EXPENSES TO     INCOME     PORTFOLIO
                                AVERAGE     AVERAGE NET   TO AVERAGE   TURNOVER
                               NET ASSETS     ASSETS      NET ASSETS     RATE
--------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced July 27)             23.52%c       3.52%c       21.47%c     6.03%d
1998 - Class B Shares
 (commenced July 27)              3.60c        4.02c         1.77c      6.03d
1998 - Class C Shares
 (commenced July 27)              5.49c        4.02c         3.66c      6.03d
1998 - Institutional
 Shares (commenced July 27)       8.05c        2.87c         6.22c      6.03d
1998 - Service Shares
 (commenced July 27)              6.29c        3.37c         4.46c      6.03d
--------------------------------------------------------------------------------


a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
c Annualized.
d Not annualized.
e Calculated based on the average shares outstanding methodology.

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser


 CORE LARGE CAP VALUE FUND


 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the CORE Large Cap Value Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the Russell 1000 Value Index and does not represent the per-formance of the CORE Large Cap Value Fund. Investors should not consider this performance data as a substitute for the performance of the CORE Large Cap Value Fund nor should investors consider this data as an indication of future performance of the CORE Large Cap Value Fund or of the Investment Adviser. The Russell 1000 Value Index is unmanaged and investors cannot invest directly in the Index.

                     PRIVATE   RUSSELL
                   ACCOUNT NET  1000
                    COMPOSITE   VALUE
                   PERFORMANCE  INDEX
 -------------------------------------
  1998               11.41 %   15.64 %
  1997               32.87 %   35.18 %
  1996               26.29 %   21.64 %
  1995               37.92 %   38.35 %
  1994               (2.17)%   (2.01)%
  1993               16.90 %   18.12 %
  8/1/92-12/31/92     5.39 %    4.01 %
 -------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURN
                                              FOR THE PERIOD ENDED 12/31/98
                                                                      SINCE
                                                                    INCEPTION
                                             1 YEAR 3 YEARS 5 YEARS (8/1/92)
 ----------------------------------------------------------------------------
  Private Account Net Composite Performance  11.41% 23.18%  20.33%   19.33%
  Russell 1000 Value Index                   15.64% 23.88%  20.85%   19.68%
 ----------------------------------------------------------------------------

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance infor-mation was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. The composite performance is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the CORE Large Cap Value Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identical time periods.

 All returns presented reflect the reinvestment of dividends and other earn-ings. The weighted-average expenses of the private accounts used in calcu-lating the Investment Adviser's net composite performance data were 0.59% annualized, which are lower than the estimated expenses of Service Shares of the CORE Large Cap Value Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the CORE Large Cap Value Fund. In addition, the private accounts are not subject to the same diversification require-ments, specific tax restrictions and investment limitations imposed on the CORE Large Cap Value Fund by the Act and Subchapter M of the Code. Conse-quently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Appendix D
Prior Performance of Similarly Advised Accounts of the Investment Adviser


 STRATEGIC GROWTH FUND


 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the Strategic Growth Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the S&P 500 Index and does not represent the performance of the Strategic Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Strategic Growth Fund nor should investors consider this data as an indication of future performance of the Strategic Growth Fund or of the Investment Adviser. The S&P 500 Index is unmanaged and investors cannot invest directly in the Index.

        PRIVATE ACCOUNT
         NET COMPOSITE  S&P 500
          PERFORMANCE    INDEX
 ------------------------------
  1998      35.35%      28.57%
  1997      41.14%      33.37%
  1996      21.79%      22.95%
  1995      28.07%      37.58%
  1994      -1.69%       1.32%
  1993      17.10%      10.08%
  1992       9.22%       7.62%
  1991      37.44%      30.47%
  1990      -9.32%      -3.05%
  1989      33.82%      31.70%
  1988      23.63%      16.61%
  1987       5.34%       5.25%
  1986      18.99%      18.67%
  1985      37.98%      31.73%
  1984       8.52%       6.19%
  1983      34.41%      22.56%
  1982      34.43%      21.55%
  1981       1.02%      -4.97%
 ------------------------------

                                        AVERAGE ANNUAL TOTAL RETURN
                                       FOR THE PERIOD ENDED 12/31/98
                                                                   SINCE
                                                                 INCEPTION
                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS (1/1/81)
 -------------------------------------------------------------------------
  Private Account Net Composite
   Performance                   35.35% 32.51%  23.98%   20.11%   19.96%
  S&P 500 Index                  28.57% 28.23%  24.06%   19.22%   16.94%
 -------------------------------------------------------------------------

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. The composite performance is net of applicable investment management fees, bro-kerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the Strate-gic Growth Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by com-puting the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identical time periods.

 All returns presented reflect the reinvestment of dividends and other earn-ings. The weighted-average expenses of the private accounts used in calcu-lating the Investment Adviser's net composite performance data were 0.76% annualized, which are lower than the estimated expenses of Service Shares of the Strategic Growth Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the Strategic Growth Fund. In addition, the pri-vate accounts are not subject to the same diversification requirements, spe-cific tax restrictions and investment limitations imposed on the Strategic Growth Fund by the Act and Subchapter M of the Code. Consequently, the per-formance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment
     Management Approach
   4 Fund Investment Objectives
     and Strategies
       4 Goldman Sachs Balanced
         Fund
       6 Goldman Sachs Growth and
         Income Fund
       7 Goldman Sachs CORE Large
         Cap Value Fund
       8 Goldman Sachs CORE U.S.
         Equity Fund
       9 Goldman Sachs CORE Large
         Cap Growth Fund
      10 Goldman Sachs CORE Small
         Cap Equity Fund
      11 Goldman Sachs Capital
         Growth Fund
      12 Goldman Sachs Strategic
         Growth Fund
      13 Goldman Sachs Growth
         Opportunities Fund
      14 Goldman Sachs Mid Cap
         Value Fund
      15 Goldman Sachs Small Cap
         Value Fund
      16 Goldman Sachs Real Estate
         Securities Fund
  18 Other Investment Practices
     and Securities
  22 Principal Risks of the Funds

 26  Fund Performance
 36  Fund Fees and Expenses
 40  Service Providers
 49  Dividends
 51  Shareholder Guide
      51 How To Buy Shares
      54 How To Sell Shares
 58  Taxation
 60  Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
 80  Appendix B
     Financial Highlights
119  Appendix C
     CORE Large Cap Value
     Fund--Prior
     Performance of
     Similarly Advised
     Accounts of the
     Investment Adviser
121  Appendix D
     Strategic Growth
     Fund--Prior
     Performance of
     Similarly Advised
     Accounts of the
     Investment Adviser

Domestic Equity Funds
Prospectus (Service Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


                            [LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349.

506744
EQDOMPROSVC

  Prospectus

  GOLDMAN SACHS DOMESTIC EQUITY FUNDS

INSTITUTIONAL
SHARES

April 30, 1999



 .Goldman Sachs
 Balanced Fund

 .Goldman Sachs
 Growth and
 Income Fund

 .Goldman Sachs
 CORE Large Cap
 Value Fund

 .Goldman Sachs
 CORE U.S.
 Equity Fund

 .Goldman Sachs
 CORE Large Cap
 Growth Fund

 .Goldman Sachs
 CORE Small Cap
 Equity Fund

 .Goldman Sachs
 Capital Growth
 Fund

 .Goldman Sachs
 Strategic
 Growth Fund

 .Goldman Sachs
 Growth
 Opportunities
 Fund

 .Goldman Sachs
 Mid Cap Value
 Fund (formerly
 Mid
 Cap Equity)

 .Goldman Sachs
 Small Cap
 Value Fund

 .Goldman Sachs
 Real Estate
 Securities
 Fund

                                                        [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

[ART]

General Investment Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Real Estate Securities Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the "Investment Adviser."

 VALUE STYLE FUNDS


 Goldman Sachs' Value Investment Philosophy:
 THE INVESTMENT ADVISER SEEKS COMPANIES THAT ARE DISCOUNTED DUE TO:
 .Company-specific problems that are over-discounted in the marketplace. .Cyclically out-of-favor status.
 .Unrecognized positive fundamentals.

 THE INVESTMENT ADVISER SEEKS TO IDENTIFY VALUE THROUGH:
 .Performing intensive, hands-on fundamental research.
 .Maintaining a long-term investment horizon.
 .A team approach to decision making.

 Value exists when a stock's price becomes inexpensive relative to the company's estimated earnings and/or dividend-paying ability over the long-term.

--------------------------------------------------------------------------------

 GROWTH STYLE FUNDS


 Goldman Sachs' Growth Investment Philosophy:
 1. INVEST AS IF BUYING THE COMPANY/BUSINESS, NOT SIMPLY TRADING ITS STOCK:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.

 .Over the long-term, expect each company's stock price ultimately to track the growth of the business.

 2. BUY HIGH-QUALITY GROWTH BUSINESSES THAT POSSESS STRONG BUSINESS FRAN-CHISES, FAVORABLE LONG-TERM PROSPECTS AND EXCELLENT MANAGEMENT.

 3. PURCHASE SUPERIOR LONG-TERM GROWTH COMPANIES AT A FAVORABLE PRICE--SEEK TO PURCHASE AT A FAIR VALUATION, GIVING THE INVESTOR THE POTENTIAL TO FULLY CAPTURE RETURNS FROM ABOVE-AVERAGE GROWTH RATES.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:
 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: STOCK SELECTION and PORTFOLIO CONSTRUCTION.

 I. CORE Stock Selection
 The CORE Funds use the Goldman Sachs' proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .VALUE (price-to-book, price-to-earnings, cash flow to enterprise value) .MOMENTUM (earnings momentum, price momentum, sustainable growth)
 .RISK (market risk, company-specific risk, earnings risk)
 .RESEARCH (fundamental research ratings of Goldman Sachs and other analysts)

 ALL OF THE ABOVE FACTORS ARE CAREFULLY EVALUATED WITHIN THE MULTIFACTOR MODEL SINCE EACH HAS DEMONSTRATED A SIGNIFICANT IMPACT ON THE PERFORMANCE OF THE SECURITIES AND MARKETS THEY WERE DESIGNED TO FORECAST. STOCK SELECTION IN THIS PROCESS COMBINES BOTH OUR QUANTITATIVE AND QUALITATIVE ANALYSIS.

 II. CORE Portfolio Construction
 A proprietary COMPUTER OPTIMIZER calculates every security combination (at every possible weighting) to construct the most efficient risk/return port-folio given each CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark, running size and sector neutral portfolios.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH


 REAL ESTATE SECURITIES FUND


 Goldman Sachs' Real Estate Securities Investment Philosophy:
 When choosing the Fund's securities, the Investment Adviser:
 .Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
 .Seeks to buy securities at a discount to the intrinsic value of the busi-
  ness (assets and management).
 .Seeks a team approach to decision making.

 Over time, REITs (which stand for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

--------------------------------------------------------------------------------

Fund Investment Objectives
and Strategies

 Goldman Sachs
 Balanced Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital and current income

       Benchmarks:  S&P 500 Index and Lehman Brothers Aggregate Bond Index

 Investment Focus:  Large capitalization U.S. stocks and fixed-income securi-
                    ties

 Investment Style:  Asset Allocation, with growth and value (blend) equity components


 INVESTMENT OBJECTIVE


 The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

 PRINCIPAL INVESTMENT STRATEGIES


 Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce vola-tility.

 Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies ("emerging countries") and equity securities quoted in foreign currencies. A portion of the Fund's portfo-

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

 lio of equity securities may be selected primarily to provide current income (including interests in REITs, convertible securities, preferred stocks, utility stocks, and interests in limited partnerships).

 Other. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund's assets are invested in other fixed-income securities and cash.

 The Fund's fixed-income securities primarily include:
 .Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
 .Securities issued by corporations, banks and other issuers
 .Mortgage-backed and asset-backed securities

 The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

 The percentage of the portfolio invested in equity and fixed-income securi-ties will vary from time to time as the Investment Adviser evaluates such securities' relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund's intention to pay regular quar-terly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

Goldman Sachs
Growth and Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and growth of income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and growth of income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or divi-dend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Diversified portfolio of equity securities of large-cap
                      U.S. issuers selling at low to modest valuations

  Investment Style:   Quantitative, applied to large-cap value stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity secu-rities of large- cap U.S. issuers that are selling at low to modest valua-tions relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favora-ble prospects for capital appreciation and/or dividend-paying ability.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE U.S. Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities

  Investment Style:   Quantitative, applied to large-cap growth and value
                      (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad repre-sentation in most major sectors of the U.S. economy and a portfolio com-prised of companies with average long-term earnings growth expectations and dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital; dividend income is a
                      secondary consideration

         Benchmark:   Russell 1000 Growth Index

  Investment Focus:   Large-cap, growth-oriented U.S. stocks

  Investment Style:   Quantitative, applied to large-cap growth stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Goldman Sachs
CORE Small Cap Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Stocks of small capitalization U.S. companies

  Investment Style:   Quantitative, applied to small-cap growth and value
                      (blend) stocks


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfo-lio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk charac-teristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Capital Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that offer long-term
                      capital appreciation potential

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Strategic Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   Large-cap U.S. equity securities that are considered to
                      be strategically positioned for consistent long-term growth

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests pri-marily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth Opportunities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P Midcap 400 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation with a primary focus on mid-capitalization companies

  Investment Style:   Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs
Mid Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

         Benchmark:   Russell Midcap Index

  Investment Focus:   Mid-capitalization U.S. stocks that are believed
                      to be undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constitut-ing the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer decreases below $400 million or increases above $16 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as corporate debt and bank obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Small Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Small-capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

 The Fund invests in companies which the Investment Adviser believes are well- managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securi-ties, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities, such as corporate debt and bank obligations.

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   REITs and real estate industry companies

  Investment Style:   Growth at a discount


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


 Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are con-centrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Con-sequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond Jan-uary 31.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities, such as corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semiannual reports. For more information see Appendix A.

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No specific percentage limitation on usage; limited only by the objectivesand strategies of the Fund
--Not permitted

                                               GROWTH      CORE       CORE
                                    BALANCED AND INCOME LARGE CAP  U.S. EQUITY
                                      FUND      FUND    VALUE FUND    FUND
------------------------------------------------------------------------------
Investment Practices
Borrowings                           33 1/3    33 1/3     33 1/3     33 1/3
Credit, currency, index, interest
 rate and mortgage swaps               .         --         --         --
Cross Hedging of Currencies            .         --         --         --
Custodial receipts                     .         .          .           .
Equity Swaps                           10        10         10         10
Foreign Currency Transactions*         ./1/      .          .           .
Futures Contracts and Options on
 Futures Contracts                     .         .         ./2/         ./3/
Interest rate caps, floors and
 collars                               .         --         --         --
Investment Company Securities
 (including World Equity Benchmark
 Shares and Standard & Poor's
 Depository Receipts)                  10        10         10         10
Loan Participations                    .         --         --         --
Mortgage Dollar Rolls                  .         --         --         --
Options on Foreign Currencies/4/       .         .          .           .
Options on Securities and
 Securities Indices/5/                 .         .          .           .
Repurchase Agreements                  .         .          .           .
Reverse Repurchase Agreements (for
 investment purposes)                  .         --         --         --
Securities Lending                   33 1/3    33 1/3     33 1/3     33 1/3
Short Sales Against the Box            25        25         --         --
Unseasoned Companies                   .         .          .           .
Warrants and Stock Purchase Rights     .         .          .           .
When-Issued Securities and Forward
 Commitments                           .         .          .           .
------------------------------------------------------------------------------

  * Limited by the amount the Fund invests in foreign securities.
  1 The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
  2 The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity
    Funds may enter into futures transactions only with respect to a represen-tative index.
  3 The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
  4 May purchase and sell call and put options.
  5 May sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES


     CORE          CORE     CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP REAL ESTATE
   LARGE CAP     SMALL CAP  GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE   SECURITIES
  GROWTH FUND   EQUITY FUND  FUND     FUND        FUND       FUND     FUND       FUND
-----------------------------------------------------------------------------------------
      33
      1/3         33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3     33 1/3
      --            --        --       --          --         --       --          .
      --            --        --       --          --         --       --         --
       .             .         .        .           .          .        .          .
      10            10        10       10          10         10       10         10
       .             .         .        .           .          .        .          .
       ./2/          ./2/      .        .           .          .        .          .
      --            --        --       --          --         --       --          .
      10            10        10       10          10         10       10         10
      --            --        --       --          --         --       --         --
      --            --        --       --          --         --       --          .
       .             .         .        .           .          .        .          .
       .             .         .        .           .          .        .          .
       .             .         .        .           .          .        .          .
      --            --        --       --          --         --       --         --
      33
      1/3         33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3     33 1/3
      --            --        25       25          25         25       25         25
       .             .         .        .           .          .        .          .
       .             .         .        .           .          .        .          .
       .             .         .        .           .          .        .          .
-----------------------------------------------------------------------------------------

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No specific percentage
  limitation on usage;
  limited only by the
  objectives andstrategies
  of the Fund
--Not permitted

                                               GROWTH       CORE        CORE
                                   BALANCED  AND INCOME  LARGE CAP   U.S. EQUITY
                                     FUND       FUND     VALUE FUND     FUND
--------------------------------------------------------------------------------
Investment Securities
American, European and Global
 Depository Receipts                  .          .           ./6/         ./6/
Asset-Backed and Mortgage-Backed
 Securities/15/                       .          .           --          --
Bank Obligations/15/                  .          .           .            .
Convertible Securities/7/             .          .           .            .
Corporate Debt Obligations/15/        .          .           ./8/         ./8/
Equity Securities                   45-65        65+         90+          90+
Emerging Country Securities           10/14/     25/14/      --          --
Fixed Income Securities/9/          35-45        35          10/8/        10/8/
Foreign Securities                    10/14/     25/14/       ./10/       ./10/
Foreign Government Securities/15/     10         --          --          --
Municipal Securities                  .          --          --          --
Non-Investment Grade Fixed Income
 Securities                           10/11/     10/12/      --          --
Real Estate Investment Trusts         .          .           .            .
Stripped Mortgage Backed
 Securities/15/                       .          --          --          --
Structured Securities/15/             .          .           .            .
Temporary Investments                100        100          35          35
U.S. Government Securities/15/        .          .           .            .
Yield Curve Options and Inverse
 Floating Rate Securities             .          --          --          --
--------------------------------------------------------------------------------

 6 The CORE Funds may not invest in European Depository Receipts.
 7 Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor's Service, Inc. ("Moody's"). The CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
 8 Cash equivalents only.
 9 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor's or Baa or higher by Moody's).
10 Equity securities of foreign issuers must be traded in the United States.
11 Must be at least BB or B by Standard & Poor's or Ba or B by Moody's.
12 May be BB or lower by Standard & Poor's or Ba or lower by Moody's.
13 Must be B or higher by Standard & Poor's or B or higher by Moody's.
14 The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth
   Opportunities, Mid Cap Value, Small Cap Value and REIT Funds may invest in the aggregate up to 10%, 25%, 10%, 10%, 10%, 25%, 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
15 Limited by the amount the Fund invests in fixed-income securities.
16 The Small Cap Value Fund may invest in the aggregate up to 35% of its total assets in: (1) the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment; and (2) fixed-income securities.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES



    CORE        CORE     CAPITAL   STRATEGIC     GROWTH     MID CAP   SMALL CAP  REAL ESTATE
 LARGE CAP    SMALL CAP  GROWTH     GROWTH    OPPORTUNITIES  VALUE      VALUE    SECURITIES
GROWTH FUND  EQUITY FUND  FUND       FUND         FUND       FUND       FUND        FUND
--------------------------------------------------------------------------------------------
     ./6/         ./6/      .          .            .          .          .           .
    --           --         .          .            .          .          .           .
     .            .         .          .            .          .          .           .
     .            .         .          .            .          .          .           .
     ./8/         ./8/      .          .            .          .          .           .
     90+          90+       90+        90+          90+        65+        65+         80+
    --           --         10/14/     10/14/       10/14/     25/14/     25/14/      15/14/
     10/8/        10/8/     10         10           10         35         35/16/      20
     ./10/        ./10/     10/14/     10/14/       10/14/     25/14/     25/14/      15/14/
    --           --        --         --           --         --         --          --
    --           --        --         --           --         --         --          --
    --           --         10/12/     10/12/       10/12/     10/13/     35/12/      20/12/
     .            .         .          .            .          .          .           .
    --           --        --         --           --         --         --           .
     .            .         .          .            .          .          .           .
     35           35       100        100          100        100        100         100
     .            .         .          .            .          .          .           .
    --           --        --         --           --         --         --           .
--------------------------------------------------------------------------------------------

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.




                                              CORE                  CORE       CORE
                                   GROWTH     LARGE      CORE      LARGE      SMALL
                                    AND        CAP       U.S.       CAP        CAP
 .APPLICABLE           BALANCED     INCOME     VALUE     EQUITY     GROWTH     EQUITY
--NOT APPLICABLE        FUND        FUND      FUND       FUND       FUND       FUND
------------------------------------------------------------------------------------
Credit/Default           .           .          .         .          .          .
Foreign                  .           .          .         .          .          .
Emerging Countries       .           .          .         .          .          .
Small Cap/REIT           --          --        --         --         --         .
Stock                    .           .          .         .          .          .
Derivatives              .           .          .         .          .          .
Interest Rate            .           .          .         .          .          .
Management               .           .          .         .          .          .
Market                   .           .          .         .          .          .
Liquidity                .           .          .         .          .          .
Other                    .           .          .         .          .          .
------------------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS






                                                      MID          SMALL            REAL
 CAPITAL     STRATEGIC            GROWTH              CAP           CAP            ESTATE
 GROWTH       GROWTH           OPPORTUNITIES         VALUE         VALUE         SECURITIES
  FUND         FUND                FUND              FUND          FUND             FUND
-------------------------------------------------------------------------------------------
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   --           --                  --                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
-------------------------------------------------------------------------------------------

All Funds:

 .CREDIT/DEFAULT RISK--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .FOREIGN RISKS--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .EMERGING COUNTRIES RISK--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
 .STOCK RISK--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 .DERIVATIVES RISK--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .INTEREST RATE RISK--The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term secu-rities.
 .MANAGEMENT RISK--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .MARKET RISK--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

                                                    PRINCIPAL RISKS OF THE FUNDS

 .LIQUIDITY RISK--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual mar-ket conditions, an unusually high volume of redemption requests, or other rea-sons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
 .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .SMALL CAP STOCK AND REIT RISK--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Insti-tutional Shares from year to year; and (b) how the average annual returns of a Fund's Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limi-tations in effect. If expense limitations were not in place, a Fund's per-formance would have been reduced. The CORE Large Cap Value and Real Estate Securities Funds did not commence operations until December 31, 1998 and July 27, 1998. The Strategic Growth and Growth Opportunities Funds had not commenced operations as of the date of this Prospectus. Since these Funds have less than one calendar year's performance, no performance information is provided in this section.

                                                                FUND PERFORMANCE

Balanced Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was 2.01%.

 Best Quarter                              [BAR GRAPH APPEARS HERE]
 Q4 "98    +8.12%
                                                    1998
 Worst Quarter                                     ------
 Q3 "98    -8.69%                                   3.90%



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 8/15/97)   3.90%      4.23%
  S&P 500 Index*                            28.57%     24.80%
  Lehman Brothers Aggregate Bond Index**     8.69%      9.67%
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was 1.26%.

 Best Quarter                              [BAR GRAPH APPEARS HERE]
 Q2 '97   +15.24%
                                                1997      1998
 Worst Quarter                                 ------    ------
 Q3 '98   -16.86%                              28.44%    -4.98%



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR  SINCE INCEPTION
 -----------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 6/3/96)  (4.98)%     14.35%
  S&P 500 Index*                            28.57%     28.82%
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE U.S. Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was 6.95%.

 Best Quarter                                  [BAR GRAPH APPEARS HERE]
 Q4 "98   +21.60%
                                               1996       1997      1998
 Worst Quarter                                 ------     ------    ------
 Q3 "98   -14.57%                              22.09%     32.67%    21.95%




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 6/15/95)  21.95%     26.23%
  S&P 500 Index*                            28.57%     28.75%
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Large Cap Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was 6.51%.

 Best Quarter                                        [BAR GRAPH APPEARS HERE]
 Q4 "98   +25.61%
                                                                1998
 Worst Quarter                                                 ------
 Q3 "98   -13.87%                                              30.64%








 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR SINCE INCEPTION
 ----------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 5/1/97)  30.64%     31.98%
  Russell 1000 Growth Index*               38.72%     36.81%
 ----------------------------------------------------------------

 * The Russell 1000 Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE Small Cap Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was -7.11%.

 Best Quarter                                [BAR GRAPH APPEARS HERE]
 Q4 "98   +14.48%
                                                       1998
 Worst Quarter                                        ------
 Q3 "98   -24.25%                                     -5.63%




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR  SINCE INCEPTION
 ------------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 8/15/97)  (5.63)%      1.44%
  Russell 2000 Index*                       (2.55)%      2.84%
 ------------------------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Capital Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was 4.95%.

 Best Quarter                                 [BAR GRAPH APPEARS HERE]
 Q4 '98   +24.46%
                                                          1998
 Worst Quarter                                           ------
 Q3 '98   -11.40%                                        34.34%



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 8/15/97)  34.34%     30.00%
  S&P 500 Index*                            28.57%     24.80%
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Mid Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was -3.52%.

 Best Quarter                                 [BAR GRAPH APPEARS HERE]
 Q2 '97   +19.64%
                                               1996       1997       1998
 Worst Quarter                                ------     ------     ------
 Q3 '98   -20.78%                             21.34%     36.04%     -5.43%



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR  SINCE INCEPTION
 -----------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 8/1/95)  (5.43)%     15.53%
  Russell Midcap Index*                     10.09%     18.95%
 -----------------------------------------------------------------

 * The Russell Midcap Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Small Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was -12.95%.

 Best Quarter                               [BAR GRAPH APPEARS HERE]
 Q4 '98   +13.43%
                                                      1998
 Worst Quarter                                       -------
 Q3 '98   -32.16%                                    -16.56%



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998     1 YEAR  SINCE INCEPTION
 -------------------------------------------------------------------
  INSTITUTIONAL SHARES (Inception 8/15/97)  (16.56)%     (7.50)%
  Russell 2000 Index *                       (2.55)%       2.84%
 -------------------------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.


                                                           CORE
                                              GROWTH AND LARGE CAP    CORE
                                     BALANCED   INCOME     VALUE   U.S. EQUITY
                                       FUND      FUND      FUND       FUND
------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
 INVESTMENT):
Maximum Sales Charge (Load) Imposed
 on Purchases                          None      None       None       None
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends               None      None       None       None
Redemption Fees                        None      None       None       None
Exchange Fees                          None      None       None       None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
 FUND ASSETS):1
Management Fees2                      0.65%     0.70%      0.60%      0.75%
Distribution and Service Fees          None      None       None       None
Other Expenses3                       0.23%     0.09%      0.37%      0.10%
------------------------------------------------------------------------------
Total Fund Operating Expenses*        0.88%     0.79%      0.97%      0.85%
------------------------------------------------------------------------------

See page 38 for all other footnotes.

  * As a result of current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating
    Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limi-tations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
    Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                          CORE
                                             GROWTH AND LARGE CAP    CORE
                                    BALANCED   INCOME     VALUE   U.S. EQUITY
                                      FUND      FUND      FUND       FUND
 ----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from
   Fund assets):1
  Management Fees/2/                 0.65%     0.70%      0.60%      0.70%
  Distribution and Services Fees      None      None       None       None
  Other Expenses3                    0.05%     0.09%      0.04%      0.04%
 ----------------------------------------------------------------------------
  Total Fund Operating Expenses
   (after current waivers and
   expense limitations)              0.70%     0.79%      0.64%      0.74%
 ----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES




    CORE        CORE
  LARGE CAP   SMALL CAP CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP REAL ESTATE
   GROWTH      EQUITY   GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE   SECURITIES
    FUND        FUND     FUND     FUND        FUND       FUND     FUND       FUND
-------------------------------------------------------------------------------------
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
    0.75%       0.85%    1.00%    1.00%       1.00%      0.75%    1.00%      1.00%
     None        None     None     None        None       None     None       None
    0.21%       0.50%    0.09%    0.30%       0.30%      0.16%    0.17%      1.36%
-------------------------------------------------------------------------------------
    0.96%       1.35%    1.09%    1.30%       1.30%      0.91%    1.17%      2.36%
-------------------------------------------------------------------------------------


    CORE        CORE
  LARGE CAP   SMALL CAP CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP REAL ESTATE
   GROWTH      EQUITY   GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE   SECURITIES
    FUND        FUND     FUND     FUND        FUND       FUND     FUND       FUND
-------------------------------------------------------------------------------------
    0.60%       0.85%    1.00%    1.00%       1.00%      0.75%    1.00%      1.00%
     None        None     None     None        None       None     None       None
    0.04%       0.08%    0.04%    0.04%       0.04%      0.14%    0.10%      0.04%
-------------------------------------------------------------------------------------
    0.64%       0.93%    1.04%    1.04%       1.04%      0.89%    1.10%      1.04%
-------------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/The Funds' annual operating expenses have been restated to reflect current fees, except for the CORE Large Cap Value, Strategic Growth, Growth Opportuni-ties and Real Estate Securities Funds whose expenses are estimated for the cur-rent fiscal year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.15%, respectively, of such Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE CORE U.S. EQUITY FUND AND CORE LARGE CAP GROWTH FUND ARE 0.70% AND 0.60%, RESPEC-TIVELY, OF SUCH FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
/3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses"(excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's aver-age daily net assets:

                   OTHER
FUND              EXPENSES
--------------------------
Balanced           0.01%
Growth and
  Income           0.05%
CORE Large Cap
  Value            0.00%
CORE U.S. Equity   0.00%
CORE Large Cap
  Growth           0.00%
CORE Small Cap
  Equity           0.04%
Capital Growth     0.00%
Strategic Growth   0.00%
Growth
  Opportunities    0.00%
Mid Cap Value      0.10%
Small Cap Value    0.06%
Real Estate
  Securities       0.00%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institu-tional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
BALANCED                 $ 90   $281    $488    $1,084
-------------------------------------------------------
GROWTH AND INCOME        $ 81   $252    $439    $  978
-------------------------------------------------------
CORE LARGE CAP VALUE     $ 99   $309     N/A       N/A
-------------------------------------------------------
CORE U.S. EQUITY         $ 87   $271    $471    $1,049
-------------------------------------------------------
CORE LARGE CAP GROWTH    $ 98   $306    $531    $1,178
-------------------------------------------------------
CORE SMALL CAP EQUITY    $137   $428    $739    $1,624
-------------------------------------------------------
CAPITAL GROWTH           $111   $347    $601    $1,329
-------------------------------------------------------
STRATEGIC GROWTH         $132   $412     N/A       N/A
-------------------------------------------------------
GROWTH OPPORTUNITIES     $132   $412     N/A       N/A
-------------------------------------------------------
MID CAP VALUE            $ 93   $290    $504    $1,120
-------------------------------------------------------
SMALL CAP VALUE          $119   $372    $644    $1,420
-------------------------------------------------------
REAL ESTATE SECURITIES   $239   $736     N/A       N/A
-------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return such customers real-ize with respect to their investments.

Certain institutions that invest in Institutional Shares on behalf of their customers may receive other compensation in connection with the sale and dis-tribution of such shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Share-holder Guide" in the Prospectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  INVESTMENT ADVISER                             FUND
 ----------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Balanced
  One New York Plaza                             Growth and Income
  New York, New York 10004                       CORE Large Cap Value
                                                 CORE Large Cap Growth
                                                 CORE Small Cap Equity
                                                 Strategic Growth
                                                 Growth Opportunities
                                                 Mid Cap Value
                                                 Small Cap Value
                                                 Real Estate Securities
 ----------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
  One New York Plaza                             Capital Growth
  New York, New York 10004
 ----------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controls the Investment Advis-ers, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM and GSFM, together with their affiliates, acted as investment adviser or distributor for assets in excess of $199 bil-lion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

                                                               SERVICE PROVIDERS


 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               ACTUAL RATE
                                           FOR THE FISCAL YEAR
                                            OR PERIOD  ENDED
                          CONTRACTUAL RATE  JANUARY  31, 1999
 -------------------------------------------------------------
  GSAM:
 -------------------------------------------------------------
  Balanced                      0.65%             0.65%
 -------------------------------------------------------------
  Growth and Income             0.70%             0.70%
 -------------------------------------------------------------
  CORE Large Cap Value          0.60%             0.60%
 -------------------------------------------------------------
  CORE Large Cap Growth         0.75%             0.60%
 -------------------------------------------------------------
  CORE Small Cap Equity         0.85%             0.81%
 -------------------------------------------------------------
  Strategic Growth              1.00%             N/A
 -------------------------------------------------------------
  Growth Opportunities          1.00%             N/A
 -------------------------------------------------------------
  Mid Cap Value                 0.75%             0.75%
 -------------------------------------------------------------
  Small Cap Value               1.00%             1.00%
 -------------------------------------------------------------
  Real Estate Securities        1.00%             1.00%
 -------------------------------------------------------------
  GSFM:
 -------------------------------------------------------------
  CORE U.S. Equity              0.75%             0.64%
 -------------------------------------------------------------
  Capital Growth                1.00%             1.00%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand is also President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 18-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and exter-nal investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Value Team
 .Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team
 .Multi-sector focus provides a balanced perspective
 .Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

--------------------------------------------------------------------------------
Value Team

                                   YEARS
                  FUND             PRIMARILY
 NAME AND TITLE   RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
-------------------------------------------------------------------------------
 Eileen A.        PORTFOLIO           SINCE    MS. APTMAN JOINED THE INVESTMENT
 Aptman           MANAGER--           1996     ADVISER AS A RESEARCH ANALYST IN
 VICE PRESIDENT   MID CAP VALUE       1997     1993. SHE BECAME A PORTFOLIO
                  SMALL CAP VALUE              MANAGER IN 1996.
-------------------------------------------------------------------------------
 Paul D. Farrell  SENIOR PORTFOLIO    SINCE    MR. FARRELL JOINED THE
 MANAGING         MANAGER-- SMALL     1992     INVESTMENT ADVISER AS A
 DIRECTOR         CAP VALUE           1998     PORTFOLIO MANAGER IN 1991. IN
                  MID CAP VALUE       1999     1998, HE BECAME RESPONSIBLE FOR
                  GROWTH AND          1999     MANAGING THE INVESTMENT
                  INCOME                       ADVISER'S VALUE TEAM.
                  BALANCED
                  (EQUITY)
-------------------------------------------------------------------------------
 Matthew B.       PORTFOLIO           SINCE    MR. MCLENNAN JOINED THE
 McLennan         MANAGER--           1996     INVESTMENT ADVISER AS A RESEARCH
 VICE PRESIDENT   SMALL CAP VALUE     1998     ANALYST IN 1995 AND BECAME A
                  MID CAP VALUE                PORTFOLIO MANAGER IN 1996. FROM
                                               1994 TO 1995, HE WORKED IN THE
                                               INVESTMENT BANKING DIVISION OF
                                               GOLDMAN SACHS IN AUSTRALIA. FROM
                                               1991 TO 1994, MR. MCLENNAN
                                               WORKED AT QUEENSLAND INVESTMENT
                                               CORPORATION IN AUSTRALIA.
-------------------------------------------------------------------------------
 Karma Wilson     PORTFOLIO           SINCE    MS. WILSON JOINED THE
 VICE PRESIDENT   MANAGER--           1998     INVESTMENT ADVISER AS A
                  BALANCED            1998     PORTFOLIO MANAGER IN 1994.
                  (EQUITY)            1998     PRIOR TO 1994, SHE WAS AN
                  GROWTH AND                   INVESTMENT ANALYST WITH
                  INCOME                       BANKERS TRUST AUSTRALIA LTD.
                  MID CAP VALUE
-------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


 Quantitative Equity Team
 .A stable and growing team supported by an extensive internal staff .Access to the research ideas of Goldman Sachs' renowned Global Investment
  Research Department
 .More than $22 billion in equities currently under management

--------------------------------------------------------------------------------

Quantitative Equity Team

                                                  YEARS
                                                  PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
------------------------------------------------------------------------------------------
 Melissa Brown         SENIOR PORTFOLIO MANAGER--    SINCE      MS. BROWN JOINED THE
 VICE PRESIDENT        CORE LARGE CAP VALUE          1998       INVESTMENT ADVISER AS A
                       CORE U.S. EQUITY              1998       PORTFOLIO MANAGER IN
                       CORE LARGE CAP GROWTH         1998       1998. FROM 1984 TO 1998,
                       CORE SMALL CAP EQUITY         1998       SHE WAS THE DIRECTOR OF
                                                                QUANTITATIVE EQUITY
                                                                RESEARCH AND SERVED ON
                                                                THE INVESTMENT POLICY
                                                                COMMITTEE AT PRUDENTIAL
                                                                SECURITIES.
------------------------------------------------------------------------------------------
 Kent A. Clark         SENIOR PORTFOLIO MANAGER--    SINCE      MR. CLARK JOINED THE
 MANAGING              CORE U.S. EQUITY              1996       INVESTMENT ADVISER AS A
 DIRECTOR              CORE LARGE CAP GROWTH         1997       PORTFOLIO MANAGER IN THE
                       CORE SMALL CAP EQUITY         1997       QUANTITATIVE EQUITY
                       CORE LARGE CAP VALUE          1998       MANAGEMENT TEAM IN 1992.
------------------------------------------------------------------------------------------
 Robert C. Jones       SENIOR PORTFOLIO MANAGER--    SINCE      MR. JONES JOINED THE
 MANAGING              CORE U.S. EQUITY              1991       INVESTMENT ADVISER AS A
 DIRECTOR              CORE LARGE CAP GROWTH         1997       PORTFOLIO MANAGER IN
                       CORE SMALL CAP EQUITY         1997       1989.
                       CORE LARGE CAP VALUE          1998
------------------------------------------------------------------------------------------
 Victor H.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. PINTER JOINED THE
 Pinter                CORE U.S. EQUITY              1996       INVESTMENT ADVISER AS A
 VICE PRESIDENT        CORE LARGE CAP GROWTH         1997       RESEARCH ANALYST IN
                       CORE SMALL CAP EQUITY         1997       1990. HE BECAME A
                       CORE LARGE CAP VALUE          1998       PORTFOLIO MANAGER IN
                                                                1992.
------------------------------------------------------------------------------------------

 Growth Equity Investment Team
 .18 year consistent investment style applied through diverse and complete market cycles
 .More than $11 billion in equities currently under management
 .More than 150 client account relationships
 .A portfolio management and analytical team with more than 130 years com-bined investment experience

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                  YEARS
                                                  PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
------------------------------------------------------------------------------------------
 George D. Adler       SENIOR PORTFOLIO MANAGER--    SINCE      MR. ADLER JOINED THE
 VICE PRESIDENT        BALANCED (EQUITY)             1997       INVESTMENT ADVISER AS A
                       CAPITAL GROWTH                1997       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1990 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY
                                                                INVESTMENT MANAGEMENT,
                                                                INC. ("LIBERTY").
------------------------------------------------------------------------------------------
 Robert G.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. COLLINS JOINED THE
 Collins               CAPITAL GROWTH                1997       INVESTMENT ADVISER AS
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER AND
                       STRATEGIC GROWTH              1999       CO-CHAIR OF THE GROWTH
                       GROWTH OPPORTUNITIES          1999       EQUITY INVESTMENT
                                                                COMMITTEE IN 1997. FROM
                                                                1991 TO 1997, HE WAS A
                                                                PORTFOLIO MANAGER AT
                                                                LIBERTY. HIS PAST
                                                                EXPERIENCE INCLUDES WORK
                                                                AS A SPECIAL SITUATIONS
                                                                ANALYST WITH
                                                                RAYMOND JAMES &
                                                                ASSOCIATES FOR
                                                                FIVE YEARS.
------------------------------------------------------------------------------------------
 Herbert E.            SENIOR PORTFOLIO MANAGER--    SINCE      MR. EHLERS JOINED THE
 Ehlers                CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
 MANAGING              BALANCED (EQUITY)             1998       SENIOR PORTFOLIO MANAGER
 DIRECTOR              STRATEGIC GROWTH              1999       AND CHIEF INVESTMENT
                       GROWTH OPPORTUNITIES          1999       OFFICER OF THE GROWTH
                                                                EQUITY TEAM IN 1997.
                                                                FROM 1994 TO 1997, HE
                                                                WAS THE CHIEF INVESTMENT
                                                                OFFICER AND CHAIRMAN OF
                                                                LIBERTY. HE WAS A
                                                                PORTFOLIO MANAGER AND
                                                                PRESIDENT AT LIBERTY'S
                                                                PREDECESSOR FIRM, EAGLE
                                                                ASSET MANAGEMENT
                                                                ("EAGLE"), FROM 1984 TO
                                                                1994.
------------------------------------------------------------------------------------------
 Gregory H.            SENIOR PORTFOLIO MANAGER--    SINCE      MR. EKIZIAN JOINED THE
 Ekizian               CAPITAL GROWTH                1997       INVESTMENT ADVISER AS
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER AND
                       STRATEGIC GROWTH              1999       CO-CHAIR OF THE GROWTH
                       GROWTH OPPORTUNITIES          1999       EQUITY INVESTMENT
                                                                COMMITTEE IN 1997. FROM
                                                                1990 TO 1997, HE WAS A
                                                                PORTFOLIO MANAGER AT
                                                                LIBERTY AND ITS
                                                                PREDECESSOR FIRM, EAGLE.
------------------------------------------------------------------------------------------
 David G. Shell        SENIOR PORTFOLIO MANAGER--    SINCE      MR. SHELL JOINED THE
 VICE PRESIDENT        CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
                       BALANCED (EQUITY)             1998       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1987 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY AND
                                                                ITS PREDECESSOR FIRM,
                                                                EAGLE.
------------------------------------------------------------------------------------------
 Ernest C.             SENIOR PORTFOLIO MANAGER--    SINCE      MR. SEGUNDO JOINED THE
 Segundo, Jr.          CAPITAL GROWTH                1997       INVESTMENT ADVISER AS A
 VICE PRESIDENT        BALANCED (EQUITY)             1998       PORTFOLIO MANAGER IN
                       STRATEGIC GROWTH              1999       1997. FROM 1992 TO 1997,
                       GROWTH OPPORTUNITIES          1999       HE WAS A PORTFOLIO
                                                                MANAGER AT LIBERTY.
------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


 Fixed-Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing inter-est rate anticipation and focusing on security selection and sector alloca-tion
 .The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net worth clients

--------------------------------------------------------------------------------

Fixed-Income Portfolio Management Team

                                      YEARS
                                      PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
--------------------------------------------------------------------------------
 Jonathan A.      SENIOR PORTFOLIO       SINCE    MR. BEINNER JOINED THE
 Beinner          MANAGER --             1994     INVESTMENT ADVISER AS A
 MANAGING         BALANCED (FIXED-                PORTFOLIO MANAGER IN 1990.
 DIRECTOR AND     INCOME)
 CO-HEAD U.S.
 FIXED INCOME
--------------------------------------------------------------------------------
 C. Richard Lucy  SENIOR PORTFOLIO       SINCE    MR. LUCY JOINED THE INVESTMENT
 MANAGING         MANAGER --             1994     ADVISER AS A PORTFOLIO MANAGER
 DIRECTOR AND     BALANCED (FIXED-                IN 1992.
 CO-HEAD U.S.     INCOME)
 FIXED INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Real Estate Securities Team

 The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 .Fundamental real estate acquisition, development and operations
 .Real estate capital markets
 .Mergers and acquisitions
 .Asset management

                                        YEARS
                                        PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY   RESPONSIBLE FIVE YEAR EMPLOYMENT HISTORY
---------------------------------------------------------------------------------
 Herbert E.        PORTFOLIO MANAGER--     SINCE    MR. EHLERS JOINED THE
 Ehlers            REAL ESTATE             1998     INVESTMENT ADVISER AS A
 MANAGING          SECURITIES                       SENIOR PORTFOLIO MANAGER AND
 DIRECTOR                                           CHIEF INVESTMENT OFFICER OF
                                                    THE GROWTH EQUITY TEAM IN
                                                    1997. FROM 1994 TO 1997, HE
                                                    WAS THE CHIEF INVESTMENT
                                                    OFFICER AND CHAIRMAN OF
                                                    LIBERTY. HE WAS A PORTFOLIO
                                                    MANAGER AND PRESIDENT AT
                                                    LIBERTY'S PREDECESSOR FIRM,
                                                    EAGLE, FROM 1984 TO 1994.
---------------------------------------------------------------------------------
 Elizabeth         PORTFOLIO MANAGER--     SINCE    MS. GROVES JOINED THE
 Groves            REAL ESTATE             1998     INVESTMENT ADVISER AS A
 VICE PRESIDENT    SECURITIES                       PORTFOLIO MANAGER IN 1998.
                                                    HER PREVIOUS EXPERIENCE
                                                    INCLUDES 12 YEARS IN THE REAL
                                                    ESTATE AND REAL ESTATE
                                                    FINANCE BUSINESS. FROM 1991
                                                    TO 1997, SHE WORKED IN THE
                                                    REAL ESTATE DEPARTMENT OF THE
                                                    INVESTMENT BANKING DIVISION
                                                    OF GOLDMAN SACHS, WHERE SHE
                                                    WAS RESPONSIBLE FOR BOTH
                                                    PUBLIC AND PRIVATE CAPITAL
                                                    MARKET TRANSACTIONS.
---------------------------------------------------------------------------------
 Mark Howard-      PORTFOLIO MANAGER--     SINCE    MR. HOWARD-JOHNSON JOINED THE
 Johnson           REAL ESTATE             1998     INVESTMENT ADVISER AS A
 VICE PRESIDENT    SECURITIES                       PORTFOLIO MANAGER IN 1998.
                                                    HIS PREVIOUS EXPERIENCE
                                                    INCLUDES 15 YEARS IN THE REAL
                                                    ESTATE FINANCE BUSINESS. FROM
                                                    1996 TO 1998, HE WAS THE
                                                    SENIOR EQUITY ANALYST FOR
                                                    BOSTON FINANCIAL, RESPONSIBLE
                                                    FOR THE PIONEER REAL ESTATE
                                                    SHARES FUND. PRIOR TO JOINING
                                                    BOSTON FINANCIAL, FROM 1994
                                                    TO 1996, MR. HOWARD-JOHNSON
                                                    WAS A REAL ESTATE SECURITIES
                                                    ANALYST FOR THE PENOBSCOT
                                                    GROUP, INC., ONE OF ONLY TWO
                                                    INDEPENDENT RESEARCH FIRMS IN
                                                    THE PUBLIC REAL ESTATE
                                                    SECURITIES BUSINESS.
---------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct for-ward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                           INVESTMENT    CAPITAL GAINS
FUND                    INCOME DIVIDENDS DISTRIBUTIONS
------------------------------------------------------
Balanced                   QUARTERLY       ANNUALLY
------------------------------------------------------
Growth and Income          QUARTERLY       ANNUALLY
------------------------------------------------------
CORE Large Cap Value       QUARTERLY       ANNUALLY
------------------------------------------------------
CORE U.S. Equity            ANNUALLY       ANNUALLY
------------------------------------------------------
CORE Large Cap Growth       ANNUALLY       ANNUALLY
------------------------------------------------------
CORE Small Cap Equity       ANNUALLY       ANNUALLY
------------------------------------------------------
Capital Growth              ANNUALLY       ANNUALLY
------------------------------------------------------
Strategic Growth            ANNUALLY       ANNUALLY
------------------------------------------------------
Growth Opportunities        ANNUALLY       ANNUALLY
------------------------------------------------------
Mid Cap Value               ANNUALLY       ANNUALLY
------------------------------------------------------
Small Cap Value             ANNUALLY       ANNUALLY
------------------------------------------------------
Real Estate Securities     QUARTERLY       ANNUALLY
------------------------------------------------------

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?
 You may purchase Institutional Shares on any business day at their net asset value ("NAV") next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; OR
 .Initiate an Automated Clearing House Network ("ACH") transfer to Northern;
  OR
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 .Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders and payments to the Trust within the time period agreed upon by them.
 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also con-tribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among such institu-tions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compen-sation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

                                                               SHAREHOLDER GUIDE


 What is My Minimum Investment in the Funds?


  TYPE OF INVESTOR                             MINIMUM INVESTMENT
 -------------------------------------------------------------------------------
  .Banks, trust companies or     $1,000,000 in Institutional Shares of a Fund
   other depository              alone or in combination with other assets
   institutions investing for    under the management of GSAM and its affiliates
   their own account or on
   behalf of clients
  .Pension and profit sharing
   plans, pension funds and
   other company-sponsored
   benefit plans
  .State, county, city or any
   instrumentality, department,
   authority or agency thereof
  .Corporations with at least
   $100 million in assets or in
   outstanding publicly traded
   securities
  ."Wrap" account sponsors
   (provided they have an
   agreement covering the
   arrangement with GSAM)
  .Registered investment
   advisers investing for
   accounts for which they
   receive asset-based fees
 -------------------------------------------------------------------------------
  .Individual investors          $10,000,000
  .Qualified non-profit
   organizations, charitable
   trusts, foundations and
   endowments
  .Accounts over which GSAM or
   its advisory affiliates have
   investment discretion
 -------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment amounts.
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subse-quent abrupt redemption might be, of a size that would disrupt the manage-ment of a Fund.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _____________________________________________________
                 Number of Outstanding Shares of the Class


 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 NOTE: THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED AND THE TIME BY WHICH ORDERS MUST BE RECEIVED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE IS STOPPED AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. GENERALLY, EACH FUND WILL REDEEM ITS INSTITU-TIONAL SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  INSTRUCTIONS FOR REDEMPTIONS:
 -----------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Mail your request to:
                   Goldman Sachs Funds
                   4900 Sears Tower--60th Floor
                   Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone
                   redemption privilege on your Account Application:
                   .1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"


 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application.

  The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 How Are Redemption Proceeds Paid?
 BY WIRE: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any other institution assume any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 BY CHECK: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive

                                                               SHAREHOLDER GUIDE

  redemption requests. These institutions may also require additional docu-mentation from you.

 The Trust reserves the right to:
 .Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.


  INSTRUCTIONS FOR EXCHANGING SHARES:
 -------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting servic-es.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks


 RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES AND REITS. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of suffi-cient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have lim-ited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

                                                                      APPENDIX A

 RISKS OF FOREIGN INVESTMENTS. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year

 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign gov-ernments may be disrupted by the Year 2000 Problem, and the investment port-folio of a Fund may be adversely affected. Furthermore, with respect to cer-tain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and polit-ical or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 RISKS OF EMERGING COUNTRIES. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are gener-

                                                                      APPENDIX A

 ally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging coun-tries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of the characteristics discussed above and lower trading vol-umes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

                                                                      APPENDIX A


 RISKS OF DERIVATIVE INVESTMENTS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 RISKS OF ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 CREDIT RISKS. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 TEMPORARY INVESTMENT RISKS. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in

                                                                      APPENDIX A

 fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attribut-able to changes in interest rates. Generally, the market value of convert-ible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 FOREIGN CURRENCY TRANSACTIONS. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the bene-fits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 STRUCTURED SECURITIES. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITS. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund

                                                                      APPENDIX A

 may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selec-tion and durations in accordance with their investment objectives and poli-cies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of ini-tial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 EQUITY SWAPS. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price

                                                                      APPENDIX A

 and yield to the Fund at the time of entering into the transaction. A for-ward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settle-ment period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with primary dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 LENDING OF PORTFOLIO SECURITIES. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 SHORT SALES AGAINST-THE-BOX. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 OTHER INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limi-tations include a prohibition on any Fund acquiring more than 3% of the vot-ing shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any man-agement fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 .STANDARD & POOR'S DEPOSITORY RECEIPTS. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of

                                                                      APPENDIX A

  cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .WORLD EQUITY BENCHMARK SHARES. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 UNSEASONED COMPANIES. Each Fund may invest in companies (including predeces-sors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have lim-ited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned compa-nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 CORPORATE DEBT OBLIGATIONS. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial insti-tutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

 BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addi-tion, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic condi-tions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. government.

 MORTGAGE-BACKED SECURITIES. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an

                                                                      APPENDIX A

 investor with a specified interest in the cash flow from a pool of under-lying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes hav-ing an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages princi-pally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 ASSET-BACKED SECURITIES. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a secu-rity interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 BORROWINGS. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of their total assets for tempo-rary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

MORTGAGE DOLLAR ROLLS. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash pro-ceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage pre-payments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

YIELD CURVE OPTIONS. Certain Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains con-stant, or if the spread moves in a direction or to an extent which was not anticipated.

REVERSE REPURCHASE AGREEMENTS. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemp-tion requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will

                                                                      APPENDIX A

be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obli-gated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

MUNICIPAL SECURITIES. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interest in such securities) issued by or on behalf of states, territories and possessions of the United States (including the Dis-trict of Columbia) and their political subdivisions, agencies or instrumentali-ties. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public pur-poses, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public insti-tutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CREDIT SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate pay-ments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, howev-er, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occur-rence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a speci-fied index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and cur-rency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

LOAN PARTICIPATIONS. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending rela-tionship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay sched-uled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had pur-chased a direct obligation (such as commercial paper) of such borrower. More-over, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

INVERSE FLOATERS. Certain Funds may invest in inverse floating rate debt secu-rities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an invest-ment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request).


 BALANCED FUND

                                                            INCOME FROM
                                                      INVESTMENT OPERATIONS/d/
                                                    ---------------------------
                                                                 NET REALIZED
                                                                AND UNREALIZED
                                                                GAIN (LOSS) ON
                                                                 INVESTMENT,
                                          NET ASSET              FUTURES AND
                                           VALUE,      NET     FOREIGN CURRENCY
                                          BEGINNING INVESTMENT     RELATED
                                          OF PERIOD   INCOME     TRANSACTIONS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                      $20.29     $0.58         $0.20
1999 - Class B Shares                       20.20      0.41          0.21
1999 - Class C Shares                       20.17      0.41          0.21
1999 - Institutional Shares                 20.29      0.64          0.20
1999 - Service Shares                       20.28      0.53          0.21
-------------------------------------------------------------------------------
1998 - Class A Shares                       18.78      0.57          2.66
1998 - Class B Shares                       18.73      0.50          2.57
1998 - Class C Shares (commenced August
 15, 1997)                                  21.10      0.25          0.24
1998 - Institutional Shares (commenced
 August 15, 1997)                           21.18      0.26          0.32
1998 - Service Shares (commenced August
 15, 1997)                                  21.18      0.22          0.32
-------------------------------------------------------------------------------
1997 - Class A Shares                       17.31      0.66          2.47
1997 - Class B Shares (commenced May 1,
 1996)                                      17.46      0.42          2.34
-------------------------------------------------------------------------------
1996 - Class A Shares                       14.22      0.51          3.43
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1995 - Class A Shares (commenced October
 12, 1994)                                  14.18      0.10          0.02
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.

                                                                      APPENDIX B




      DISTRIBUTIONS TO SHAREHOLDERS
 ---------------------------------------

                           FROM NET                                         NET
                         REALIZED GAIN                                     ASSETS
                        ON INVESTMENT,                                     AT END
            IN EXCESS     FUTURES AND    NET INCREASE                        OF      RATIO OF
  FROM NET    OF NET    FOREIGN CURRENCY  (DECREASE)  NET ASSET            PERIOD  NET EXPENSES
 INVESTMENT INVESTMENT      RELATED      IN NET ASSET VALUE, END  TOTAL     (IN     TO AVERAGE
   INCOME     INCOME     TRANSACTIONS       VALUE     OF PERIOD  RETURN/A/ 000S)    NET ASSETS
-----------------------------------------------------------------------------------------------
   $(0.59)    $  --          $  --          $ 0.19      $20.48     3.94%  $192,453     1.04%
    (0.45)       --             --            0.17       20.37     3.15     43,926     1.80
    (0.45)       --             --            0.17       20.34     3.14     14,286     1.80
    (0.65)       --             --            0.19       20.48     4.25      8,010     0.73
    (0.55)       --             --            0.19       20.47     3.80        490     1.23
-----------------------------------------------------------------------------------------------
    (0.56)       --          (1.16)           1.51       20.29    17.54    163,636     1.00
    (0.42)    (0.02)         (1.16)           1.47       20.20    16.71     23,639     1.76
    (0.22)    (0.04)         (1.16)          (0.93)      20.17     2.49C     8,850     1.77B
    (0.23)    (0.08)         (1.16)          (0.89)      20.29     2.93C     8,367     0.76B
    (0.22)    (0.06)         (1.16)          (0.90)      20.28     2.66C        16     1.26B
-----------------------------------------------------------------------------------------------
    (0.66)       --          (1.00)           1.47       18.78    18.59     81,410     1.00
    (0.42)    (0.07)         (1.00)           1.27       18.73    16.22C     2,110     1.75B
-----------------------------------------------------------------------------------------------
    (0.50)       --          (0.35)           3.09       17.31    28.10     50,928     1.00
-----------------------------------------------------------------------------------------------
    (0.08)       --             --            0.04       14.22     0.87C     7,510     1.00B
-----------------------------------------------------------------------------------------------

c Not annualized.
d Includes the balancing effect of calculating per share amounts.
e Includes the effect of mortgage dollar roll transactions.

                                                RATIOS ASSUMING
                                              NO VOLUNTARY WAIVER
                                         OF FEES OR EXPENSE LIMITATIONS
                                         ------------------------------------

                             RATIO OF                            RATIO OF
                          NET INVESTMENT   RATIO OF           NET INVESTMENT
                            INCOME TO     EXPENSES TO         INCOME (LOSS)         PORTFOLIO
                           AVERAGE NET      AVERAGE           TO AVERAGE NET        TURNOVER
                              ASSETS      NET ASSETS              ASSETS              RATE/E/
---------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares          2.90%                   1.45%                2.49%     175.06%
1999 - Class B Shares          2.16                    2.02                 1.94      175.06
1999 - Class C Shares          2.17                    2.02                 1.95      175.06
1999 - Institutional
 Shares                        3.22                    0.95                 3.00      175.06
1999 - Service Shares          2.77                    1.45                 2.55      175.06
---------------------------------------------------------------------------------------------
1998 - Class A Shares          2.94                    1.57                 2.37      190.43
1998 - Class B Shares          2.14                    2.07                 1.83      190.43
1998 - Class C Shares
 (commenced August 15,
 1997)                         2.13B                   2.08B                1.82B     190.43
1998 - Institutional
 Shares (commenced
 August 15, 1997)              3.13B                   1.07B                2.82B     190.43
1998 - Service Shares
 (commenced August 15,
 1997)                         2.58B                   1.57B                2.27B     190.43
---------------------------------------------------------------------------------------------
1997 - Class A Shares          3.76                    1.77                 2.99      208.11
1997 - Class B Shares
 (commenced May 1, 1996)       2.59B                   2.27B                2.07B     208.11
---------------------------------------------------------------------------------------------
1996 - Class A Shares          3.65                    1.90                 2.75      197.10
---------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED
 JANUARY 31,
1995 - Class A Shares
 (commenced October 12,
 1994)                         3.39B                   8.29B               (3.90)B     14.71
---------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 GROWTH AND INCOME FUND


                                            INCOME FROM
                                       INVESTMENT OPERATIONS/d/     DISTRIBUTIONS TO SHAREHOLDERS
                                    ---------------------------- ------------------------------------
                                                   NET REALIZED
                                                  AND UNREALIZED                          FROM NET
                                                  GAIN (LOSS) ON                       REALIZED GAIN
                          NET ASSET                INVESTMENT,              IN EXCESS  ON INVESTMENT,
                           VALUE,        NET         OPTIONS      FROM NET    OF NET    OPTIONS AND
                          BEGINNING  INVESTMENT    AND FUTURES   INVESTMENT INVESTMENT    FUTURES
                          OF PERIOD INCOME (LOSS)  TRANSACTIONS    INCOME     INCOME    TRANSACTIONS
-----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares      $25.93      $ 0.20         $(1.60)      $(0.19)    $(0.01)       $  --
1999 - Class B Shares       25.73        0.02          (1.58)       (0.04)        --           --
1999 - Class C Shares       25.70        0.02          (1.59)       (0.05)        --           --
1999 - Institutional
 Shares                     25.95        0.29          (1.58)       (0.30)     (0.01)          --
1999 - Service Shares       25.92        0.17          (1.58)       (0.17)     (0.01)          --
-----------------------------------------------------------------------------------------------------
1998 - Class A Shares       23.18        0.11           5.27        (0.11)        --        (2.52)
1998 - Class B Shares       23.10        0.04           5.14           --      (0.03)       (2.52)
1998 - Class C Shares
 (commenced August 15,
 1997)                      28.20       (0.01)          0.06           --      (0.03)       (2.52)
1998 - Institutional
 Shares                     23.19        0.27           5.23        (0.22)        --        (2.52)
1998 - Service Shares       23.17        0.14           5.23        (0.06)     (0.04)       (2.52)
-----------------------------------------------------------------------------------------------------
1997 - Class A Shares       19.98        0.35           5.18        (0.35)     (0.01)       (1.97)
1997 - Class B Shares
 (commenced May 1, 1996)    20.82        0.17           4.31        (0.17)     (0.06)       (1.97)
1997 - Institutional
 Shares (commenced June
 3, 1996)                   21.25        0.29           3.96        (0.30)     (0.04)       (1.97)
1997 - Service Shares
 (commenced March 6,
 1996)                      20.71        0.28           4.50        (0.28)     (0.07)       (1.97)
-----------------------------------------------------------------------------------------------------
1996 - Class A Shares       15.80        0.33           4.75        (0.30)        --        (0.60)
-----------------------------------------------------------------------------------------------------
1995 - Class A Shares       15.79        0.20E          0.30E       (0.20)     (0.07)       (0.33)
-----------------------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.
e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B





             NET INCREASE                            NET ASSETS     RATIO OF
ADDITIONAL    (DECREASE)    NET ASSET                AT END OF    NET EXPENSES
 PAID-IN     IN NET ASSET   VALUE, END    TOTAL        PERIOD      TO AVERAGE
 CAPITAL        VALUE       OF PERIOD    RETURN/a/   (IN 000S)     NET ASSETS
------------------------------------------------------------------------------


$  --        $(1.60)          $24.33      (5.40)%    $1,122,157       1.22%
   --         (1.60)           24.13      (6.07)        349,662       1.92
   --         (1.62)           24.08      (6.12)         48,146       1.92
   --         (1.60)           24.35      (5.00)        173,696       0.80
   --         (1.59)           24.33      (5.44)         11,943       1.30
------------------------------------------------------------------------------
   --          2.75            25.93      23.71       1,216,582       1.25
   --          2.63            25.73      22.87         307,815       1.94
   --         (2.50)           25.70       0.51C         31,686       1.99B
   --          2.76            25.95      24.24          36,225       0.83
   --          2.75            25.92      23.63           8,893       1.32
------------------------------------------------------------------------------
   --          3.20            23.18      28.42         615,103       1.22
   --          2.28            23.10      22.23C         17,346       1.93B
   --          1.94            23.19      20.77C            193       0.82B
   --          2.46            23.17      23.87C          3,174       1.32B
------------------------------------------------------------------------------
   --          4.18            19.98      32.45         436,757       1.20
------------------------------------------------------------------------------
 0.11E         0.01            15.80       3.97         193,772       1.25
------------------------------------------------------------------------------

                               RATIOS ASSUMING NO VOLUNTARY WAIVER
                                  OF FEES OR EXPENSE LIMITATIONS
                               ------------------------------------------
                   RATIO OF                                RATIO OF
                NET INVESTMENT     RATIO OF             NET INVESTMENT
                INCOME (LOSS)    EXPENSES TO           INCOME (LOSS) TO         PORTFOLIO
                TO AVERAGE NET   AVERAGE NET              AVERAGE NET           TURNOVER
                    ASSETS          ASSETS                   ASSETS               RATE
-----------------------------------------------------------------------------------------
FOR THE YEARS
 ENDED
 JANUARY 31,
1999 - Class
 A Shares            0.78%           1.32%                    0.68%              125.79%
1999 - Class
 B Shares            0.09            1.92                     0.09               125.79
1999 - Class
 C Shares            0.10            1.92                     0.10               125.79
1999 -
 Institutional
 Shares              1.25            0.80                     1.25               125.79
1999 -
 Service
 Shares              0.72            1.30                     0.72               125.79
-----------------------------------------------------------------------------------------
1998 - Class
 A Shares            0.43            1.42                     0.26                61.95
1998 - Class
 B Shares           (0.35)           1.94                    (0.35)               61.95
1998 - Class
 C Shares
 (commenced
 August 15,
 1997)              (0.48)B          1.99B                   (0.48)B              61.95
1998 -
 Institutional
 Shares              0.76            0.83                     0.76                61.95
1998 -
 Service
 Shares              0.32            1.32                     0.32                61.95
-----------------------------------------------------------------------------------------
1997 - Class
 A Shares            1.60            1.43                     1.39                53.03
1997 - Class
 B Shares
 (commenced
 May 1, 1996)        0.15B           1.93B                    0.15B               53.03
1997 -
 Institutional
 Shares
 (commenced
 June 3,
 1996)               1.36B           0.82B                    1.36B               53.03
1997 -
 Service
 Shares
 (commenced
 March 6,
 1996)               0.94B           1.32B                    0.94B               53.03
-----------------------------------------------------------------------------------------
1996 - Class
 A Shares            1.67            1.45                     1.42                57.93
-----------------------------------------------------------------------------------------
1995 - Class
 A Shares            1.28            1.58                     0.95                71.80
-----------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.
e Calculated based on the average shares outstanding methodology.

                      [This page intentionally left blank]

 CORE LARGE CAP VALUE FUND


                                                          INCOME FROM
                                                    INVESTMENT OPERATIONS/d/
                                                  -----------------------------
                                                                  NET REALIZED
                                                                 AND UNREALIZED
                                    NET ASSET                       GAIN ON
                                     VALUE,          NET           INVESTMENT
                                    BEGINNING     INVESTMENT      AND FUTURES
                                    OF PERIOD       INCOME        TRANSACTIONS
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1999 - Class A Shares
 (commenced December 31, 1998)       $10.00         $0.01            $0.14
1999 - Class B Shares
 (commenced December 31, 1998)        10.00           --              0.15
1999 - Class C Shares
 (commenced December 31, 1998)        10.00           --              0.15
1999 - Institutional Shares
 (commenced December 31, 1998)        10.00          0.01             0.15
1999 - Service Shares
 (commenced December 31, 1998)        10.00          0.02             0.14
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B







      DISTRIBUTIONS TO
        SHAREHOLDERS
  ---------------------------

                 FROM NET
               REALIZED GAIN                                   NET ASSETS   RATIO OF
   FROM NET    ON INVESTMENT NET INCREASE NET ASSET            AT END OF  NET EXPENSES
  INVESTMENT    AND FUTURES  IN NET ASSET VALUE, END  TOTAL     PERIOD    TO AVERAGE
    INCOME     TRANSACTIONS     VALUE     OF PERIOD RETURN/a,c/ (IN 000S) NET ASSETS/b/
---------------------------------------------------------------------------------------
    $  --
                  $  --         $0.15       $10.15     1.50%    $ 6,665       1.08%
      --             --          0.15        10.15     1.50         340       1.82
      --             --          0.15        10.15     1.50         268       1.83
      --             --          0.16        10.16     1.60      53,396       0.66
      --             --          0.16        10.16     1.60           2       1.16
--------------------------------------------------------------------------------------

                                    RATIOS ASSUMING NO VOLUNTARY WAIVER
                                       OF FEES OR EXPENSE LIMITATIONS
                                    ------------------------------------------

                        RATIO OF                                RATIO OF
                     NET INVESTMENT     RATIO OF             NET INVESTMENT
                       INCOME TO      EXPENSES TO           INCOME TO AVERAGE        PORTFOLIO
                      AVERAGE NET     AVERAGE NET                  NET               TURNOVER
                        ASSETS/b/       ASSETS/b/                ASSETS/b/             RATE
----------------------------------------------------------------------------------------------
FOR THE PERIOD
 ENDED JANUARY 31,
1999 - Class A
 Shares
 (commenced December
 31, 1998)                1.45%          8.03%                   (5.50)%                 0%
1999 - Class B
 Shares
 (commenced December
 31, 1998)                0.84           8.77                    (6.11)                  0
1999 - Class C
 Shares
 (commenced December
 31, 1998)                0.70           8.78                    (6.25)                  0
1999 -
 Institutional
 Shares
 (commenced December
 31, 1998)                1.97           7.61                    (4.98)                  0
1999 - Service
 Shares
 (commenced December
 31, 1998)                2.17           8.11                    (4.78)                  0
---------------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CORE U.S. EQUITY FUND

                                                           INCOME FROM
                                                     INVESTMENT OPERATIONS/d/
                                                    -------------------------
                                                                NET REALIZED
                                          NET ASSET    NET     AND UNREALIZED
                                           VALUE,   INVESTMENT GAIN (LOSS) ON
                                          BEGINNING   INCOME    INVESTMENTS
                                          OF PERIOD   (LOSS)    AND FUTURES
-----------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                      $26.59     $ 0.04       $ 7.02
1999 - Class B Shares                       26.32      (0.10)        6.91
1999 - Class C Shares                       26.24      (0.10)        6.89
1999 - Institutional Shares                 26.79       0.20         7.11
1999 - Service Shares                       26.53       0.06         7.01
-----------------------------------------------------------------------------
1998 - Class A Shares                       23.32       0.11         5.63
1998 - Class B Shares                       23.18       0.11         5.44
1998 - Class C Shares (commenced August
15, 1997)                                   27.48       0.03         1.22
1998 - Institutional Shares                 23.44       0.30         5.65
1998 - Service Shares                       23.27       0.19         5.57
-----------------------------------------------------------------------------
1997 - Class A Shares                       19.66       0.16         4.46
1997 - Class B Shares (commenced May 1,
1996)                                       20.44       0.04         3.70
1997 - Institutional Shares                 19.71       0.30         4.51
1997 - Service Shares (commenced June 7,
1996)                                       21.02       0.13         3.15
-----------------------------------------------------------------------------
1996 - Class A Shares                       14.61       0.19         5.43
1996 - Institutional Shares (commenced
June 15, 1995)                              16.97       0.16         3.23
-----------------------------------------------------------------------------
1995 - Class A Shares                       15.93       0.20        (0.38)
-----------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B







   DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------
                         FROM NET                                                               RATIO OF
            IN EXCESS  REALIZED GAIN NET INCREASE                    NET ASSETS   RATIO OF   NET INVESTMENT
 FROM NET     OF NET   ON INVESTMENT  (DECREASE)  NET ASSET          AT END OF  NET EXPENSES INCOME (LOSS)
INVESTMENT  INVESTMENT  AND FUTURES  IN NET ASSET VALUE, END TOTAL     PERIOD    TO AVERAGE    TO AVERAGE
  INCOME      INCOME   TRANSACTIONS     VALUE     OF PERIOD  RETURN/a/(IN 000S)   NET ASSETS    NET ASSETS
-----------------------------------------------------------------------------------------------------------
  $(0.03)     $(0.01)     $(0.63)       $ 6.39      $32.98    26.89%  $605,566      1.23%         0.15%
      --          --       (0.63)         6.18       32.50    26.19    152,347      1.85         (0.50)
      --          --       (0.63)         6.16       32.40    26.19     26,912      1.87         (0.53)
   (0.15)      (0.03)      (0.63)         6.50       33.29    27.65    307,200      0.69          0.69
   (0.10)      (0.02)      (0.63)         6.32       32.85    27.00     11,600      1.19          0.19
-----------------------------------------------------------------------------------------------------------
   (0.12)         --       (2.35)         3.27       26.59    24.96    398,393      1.28          0.51
      --       (0.06)      (2.35)         3.14       26.32    24.28     59,208      1.79         (0.05)
      --       (0.14)      (2.35)        (1.24)      26.24     4.85c     6,267      1.78b        (0.21)b
   (0.24)      (0.01)      (2.35)         3.35       26.79    25.76    202,893      0.65          1.16
   (0.07)      (0.08)      (2.35)         3.26       26.53    25.11      7,841      1.15          0.62
-----------------------------------------------------------------------------------------------------------
   (0.16)         --       (0.80)         3.66       23.32    23.75    225,968      1.29          0.91
   (0.04)      (0.16)      (0.80)         2.74       23.18    18.59c    17,258      1.83b         0.06b
   (0.28)         --       (0.80)         3.73       23.44    24.63    148,942      0.65          1.52
   (0.13)      (0.10)      (0.80)         2.25       23.27    15.92c     3,666      1.15b         0.69b
-----------------------------------------------------------------------------------------------------------
   (0.16)         --       (0.41)         5.05       19.66    38.63    129,045      1.25          1.01
   (0.24)         --       (0.41)         2.74       19.71    20.14c    64,829      0.65b         1.49b
-----------------------------------------------------------------------------------------------------------
   (0.20)         --       (0.94)        (1.32)      14.61    (1.10)    94,968      1.38          1.33
-----------------------------------------------------------------------------------------------------------

                          RATIOS ASSUMING NO VOLUNTARY WAIVER
                             OF FEES OR EXPENSE LIMITATIONS
                          -----------------------------------
                                                RATIO OF
                              RATIO OF       NET INVESTMENT
                            EXPENSES TO     INCOME (LOSS) TO         PORTFOLIO
                            AVERAGE NET          AVERAGE             TURNOVER
                               ASSETS          NET  ASSETS             RATE
------------------------------------------------------------------------------
FOR THE YEARS ENDED
JANUARY 31,
1999 - Class A Shares           1.36%              0.02%              63.79%
1999 - Class B Shares           1.98              (0.63)              63.79
1999 - Class C Shares           2.00              (0.66)              63.79
1999 - Institutional
Shares                          0.82               0.56               63.79
1999 - Service Shares           1.32               0.06               63.79
-----------------------------------------------------------------------------
1998 - Class A Shares           1.47               0.32               65.89
1998 - Class B Shares           1.96              (0.22)              65.89
1998 - Class C Shares
(commenced August 15,
1997)                           1.95b             (0.38)b             65.89
1998 - Institutional
Shares                          0.82               0.99               65.89
1998 - Service Shares           1.32               0.45               65.89
-----------------------------------------------------------------------------
1997 - Class B Shares
(commenced May 1, 1996)         1.53               0.67               37.78
1997 - Institutional
Shares                          2.00b             (0.11)b             37.28
1997 - Service Shares
(commenced June 7, 1996)        0.85               1.32               37.28
1996 - Class A Shares           1.35b              0.49b              37.28
-----------------------------------------------------------------------------
1996 - Class A Shares           1.55               0.71               39.35
1996 - Institutional
Shares (commenced June
15, 1995)                       0.96b              1.18b              39.35
-----------------------------------------------------------------------------
1995 - Class A Shares           1.63               1.08               56.18
-----------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CORE LARGE CAP GROWTH FUND


                                                             INCOME FROM
                                                       INVESTMENT OPERATIONS/d/
                                                      -------------------------

                                                                  NET REALIZED
                                            NET ASSET    NET     AND UNREALIZED
                                             VALUE,   INVESTMENT    GAIN ON
                                            BEGINNING   INCOME    INVESTMENTS
                                            OF PERIOD   (LOSS)    AND FUTURES
-------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1999 - Class A Shares                        $11.97     $ 0.01       $4.19
1999 - Class B Shares                         11.92      (0.06)       4.12
1999 - Class C Shares                         11.93      (0.05)       4.11
1999 - Institutional Shares                   11.97       0.02        4.23
1999 - Service Shares                         11.95      (0.01)       4.17
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1998 - Class A Shares (commenced May 1,
 1997)                                        10.00       0.01        2.35
1998 - Class B Shares (commenced May 1,
 1997)                                        10.00      (0.03)       2.33
1998 - Class C Shares (commenced August
 15, 1997)                                    11.80      (0.02)       0.54
1998 - Institutional Shares (commenced May
 1, 1997)                                     10.00       0.01        2.35
1998 - Service Shares (commenced May 1,
 1997)                                        10.00      (0.02)       2.35
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B







           DISTRIBUTIONS TO
             SHAREHOLDERS
  -------------------------------------
                            FROM NET
                            REALIZED
     FROM      IN EXCESS    GAIN ON        NET     NET ASSET         NET ASSETS   RATIO OF
     NET         OF NET    INVESTMENT   INCREASE    VALUE,           AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT AND FUTURES    IN NET     END OF    TOTAL    PERIOD    TO AVERAGE
    INCOME       INCOME   TRANSACTIONS ASSET VALUE  PERIOD   RETURN/a/(IN 000S)   NET ASSETS
--------------------------------------------------------------------------------------------
    $  --        $   --      $  --        $4.20     $16.17    35.10%  $175,510      0.97%
       --            --         --         4.06      15.98    34.07     93,711      1.74
       --            --         --         4.06      15.99    34.04     37,081      1.74
       --         (0.01)        --         4.24      16.21    35.54    295,734      0.65
       --            --         --         4.16      16.11    34.85      1,663      1.15
--------------------------------------------------------------------------------------------
    (0.01)           --      (0.38)        1.97      11.97    23.79c    53,786      0.91b
       --            --      (0.38)        1.92      11.92    23.26c    13,857      1.67b
       --          (.01)     (0.38)        0.13      11.93     4.56c     4,132      1.68b
    (0.01)           --      (0.38)        1.97      11.97    23.89c     4,656      0.72b
       --            --      (0.38)        1.95      11.95    23.56c       115      1.17b
--------------------------------------------------------------------------------------------

                                                RATIOS ASSUMING NO
                                             VOLUNTARY WAIVER OF FEES
                                              OR EXPENSE LIMITATIONS
                                           ----------------------------
                              RATIO OF                   RATIO OF NET
                           NET INVESTMENT   RATIO OF      INVESTMENT
                          INCOME (LOSS) TO EXPENSES TO INCOME (LOSS) TO PORTFOLIO
                            AVERAGE NET    AVERAGE NET   AVERAGE NET    TURNOVER
                               ASSETS        ASSETS         ASSETS        RATE
---------------------------------------------------------------------------------
FOR THE YEAR ENDED
 JANUARY 31,
1999 - Class A Shares           0.05 %        1.46%         (0.44)%       63.15%
1999 - Class B Shares          (0.73)         2.11          (1.10)        63.15
1999 - Class C Shares          (0.74)         2.11          (1.11)        63.15
1999 - Institutional
 Shares                         0.35          1.02          (0.02)        63.15
1999 - Service Shares          (0.16)         1.52          (0.53)        63.15
---------------------------------------------------------------------------------
FOR THE PERIOD ENDED
 JANUARY 31,
1998 - Class A Shares
 (commenced May 1, 1997)        0.12 b        2.40b         (1.37)b       74.97c
1998 - Class B Shares
 (commenced May 1, 1997)       (0.72)b        2.91b         (1.96)b       74.97c
1998 - Class C Shares
 (commenced August 15,
 1997)                         (0.76)b        2.92b         (2.00)b       74.97c
1998 - Institutional
 Shares (commenced May
 1, 1997)                       0.42 b        1.96b         (0.82)b       74.97c
1998 - Service Shares
 (commenced May 1, 1997)       (0.21)b        2.41b         (1.45)b       74.97c
---------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CORE SMALL CAP EQUITY FUND

                                                          INCOME FROM
                                                    INVESTMENT OPERATIONS/d/
                                                   -------------------------
                                                                   NET
                                                               REALIZED AND
                                                                UNREALIZED
                                         NET ASSET    NET     GAIN (LOSS) ON
                                          VALUE,   INVESTMENT   INVESTMENT
                                         BEGINNING   INCOME    AND FUTURES
                                         OF PERIOD   (LOSS)    TRANSACTIONS
----------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1999 - Class A Shares                     $10.59     $0.01        $(0.43)
1999 - Class B Shares                      10.56     (0.05)        (0.44)
1999 - Class C Shares                      10.57     (0.04)        (0.45)
1999 - Institutional Shares                10.61      0.04         (0.43)
1999 - Service Shares                      10.60      0.01         (0.44)
----------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1998 - Class A Shares (commenced August
 15, 1997)                                 10.00     (0.01)         0.65
1998 - Class B Shares (commenced August
 15, 1997)                                 10.00     (0.03)         0.64
1998 - Class C Shares (commenced August
 15, 1997)                                 10.00     (0.02)         0.64
1998 - Institutional Shares (commenced
 August 15, 1997)                          10.00      0.01          0.65
1998 - Service Shares (commenced August
 15, 1997)                                 10.00      0.01          0.64
----------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B





     DISTRIBUTIONS TO
       SHAREHOLDERS
  --------------------------

                 FROM NET
                 REALIZED
     FROM        GAIN ON        NET     NET ASSET          NET ASSETS   RATIO OF
     NET        INVESTMENT   INCREASE     VALUE            AT END OF  NET EXPENSES
  INVESTMENT   AND FUTURES    IN NET     END OF    TOTAL     PERIOD    TO AVERAGE
    INCOME     TRANSACTIONS ASSET VALUE  PERIOD   RETURN/a/(IN 000S)   NET ASSETS
----------------------------------------------------------------------------------
    $(0.01)       $  --       $(0.43)    $10.16    (3.97)%  $64,087       1.31%
        --           --        (0.49)     10.07    (4.64)    15,406       2.00
        --           --        (0.49)     10.08    (4.64)     6,559       2.01
     (0.02)          --        (0.41)     10.20    (3.64)    62,763       0.94
     (0.01)          --        (0.44)     10.16    (4.07)        54       1.44
----------------------------------------------------------------------------------
        --        (0.05)        0.59      10.59     6.37c    11,118       1.25b
        --        (0.05)        0.56      10.56     6.07c     9,957       1.95b
        --        (0.05)        0.57      10.57     6.17c     2,557       1.95b
        --        (0.05)        0.61      10.61     6.57c     9,026       0.95b
        --        (0.05)        0.60      10.60     6.47c         2       1.45b
----------------------------------------------------------------------------------

                                               RATIOS ASSUMING NO
                                            VOLUNTARY WAIVER OF FEES
                                             OR EXPENSE LIMITATIONS
                                            -------------------------

                              RATIO OF NET              RATIO OF NET
                               INVESTMENT    RATIO OF    INVESTMENT
                              INCOME (LOSS) EXPENSES TO INCOME (LOSS) PORTFOLIO
                               TO AVERAGE   AVERAGE NET  TO AVERAGE   TURNOVER
                               NET ASSETS     ASSETS     NET ASSETS     RATE
-------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY
 31,
1999 - Class A Shares              0.08%       2.00%        (0.61)%     75.38%
1999 - Class B Shares             (0.55)       2.62         (1.17)      75.38
1999 - Class C Shares             (0.56)       2.63         (1.18)      75.38
1999 - Institutional Shares        0.60        1.56         (0.02)      75.38
1999 - Service Shares              0.01        2.06         (0.61)      75.38
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY
 31,
1998 - Class A Shares
 (commenced August 15, 1997)      (0.36)b      3.92b        (3.03)b     37.65c
1998 - Class B Shares
 (commenced August 15, 1997)      (1.04)b      4.37b        (3.46)b     37.65c
1998 - Class C Shares
 (commenced August 15, 1997)      (1.07)b      4.37b        (3.49)b     37.65c
1998 - Institutional Shares
 (commenced August 15, 1997)       0.15b       3.37b        (2.27)b     37.65c
1998 - Service Shares
 (commenced August 15, 1997)       0.40b       3.87b        (2.02)b     37.65c
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 CAPITAL GROWTH FUND


                                                          INCOME FROM
                                                    INVESTMENT OPERATIONS/d/
                                                   -------------------------
                                                               NET REALIZED
                                         NET ASSET    NET     AND UNREALIZED
                                          VALUE,   INVESTMENT GAIN (LOSS) ON
                                         BEGINNING   INCOME     INVESTMENT
                                         OF PERIOD   (LOSS)    TRANSACTIONS
----------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                     $18.48     $(0.03)      $6.35
1999 - Class B Shares                      18.27      (0.12)       6.19
1999 - Class C Shares                      18.24      (0.10)       6.15
1999 - Institutional Shares                18.45       0.01        6.38
1999 - Service Shares                      18.46      (0.04)       6.31
----------------------------------------------------------------------------
1998 - Class A Shares                      16.73       0.02        4.78
1998 - Class B Shares                      16.67       0.02        4.61
1998 - Class C Shares (commenced August
 15, 1997)                                 19.73      (0.02)       1.60
1998 - Institutional Shares (commenced
 August 15, 1997)                          19.88       0.02        1.66
1998 - Service Shares (commenced August
 15, 1997)                                 19.88      (0.01)       1.66
----------------------------------------------------------------------------
1997 - Class A Shares                      14.91       0.10        3.56
1997 - Class B Shares (commenced May 1,
 1996)                                     15.67       0.01        2.81
----------------------------------------------------------------------------
1996 - Class A Shares                      13.67       0.12        3.93
----------------------------------------------------------------------------
1995 - Class A Shares                      15.96       0.03       (0.69)
----------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B






           DISTRIBUTIONS TO
             SHAREHOLDERS
  --------------------------------------

               IN EXCESS    FROM NET    NET INCREASE                    NET ASSETS   RATIO OF
   FROM NET      OF NET   REALIZED GAIN  (DECREASE)  NET ASSET          AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT ON INVESTMENT    IN NET    VALUE, END  TOTAL    PERIOD    TO AVERAGE
    INCOME       INCOME   TRANSACTIONS  ASSET VALUE  OF PERIOD  RETURN/a/(IN 000S)   NET ASSETS
---------------------------------------------------------------------------------------------------
    $  --        $  --       $(0.77)       $5.55       $24.03    34.58% $1,992,716     1.42%
       --           --        (0.77)        5.30        23.57    33.60     236,369     2.19
       --           --        (0.77)        5.28        23.52    33.55      60,234     2.19
       --           --        (0.77)        5.62        24.07    35.02      41,817     1.07
       --           --        (0.77)        5.50        23.96    34.34       3,085     1.57
---------------------------------------------------------------------------------------------------
     (0.01)       (0.01)      (3.03)        1.75        18.48    29.71   1,256,595     1.40
       --           --        (3.03)        1.60        18.27    28.73      40,827     2.18
       --         (0.04)      (3.03)       (1.49)       18.24     8.83c      5,395     2.21b
     (0.01)       (0.07)      (3.03)       (1.43)       18.45     9.31c      7,262     1.16b
       --         (0.04)      (3.03)       (1.42)       18.46     9.18c          2     1.50b
---------------------------------------------------------------------------------------------------
     (0.10)       (0.02)      (1.72)        1.82        16.73    25.97     920,646     1.40
     (0.01)       (0.09)      (1.72)        1.00        16.67    19.39c      3,221     2.15b
---------------------------------------------------------------------------------------------------
     (0.12)         --        (2.69)        1.24        14.91    30.45     881,056     1.36
---------------------------------------------------------------------------------------------------
     (0.01)         --        (1.62)       (2.29)       13.67    (4.38)    862,105     1.38
---------------------------------------------------------------------------------------------------

                                                 RATIOS ASSUMING NO
                                              VOLUNTARY WAIVER OF FEES
                                               OR EXPENSE LIMITATIONS
                                             --------------------------
                                 RATIO OF                   RATIO OF
                              NET INVESTMENT  RATIO OF   NET INVESTMENT
                              INCOME (LOSS)  EXPENSES TO INCOME (LOSS)  PORTFOLIO
                                TO AVERAGE   AVERAGE NET   TO AVERAGE   TURNOVER
                                NET ASSETS     ASSETS      NET ASSETS     RATE
---------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares             (0.18)%       1.58%        (0.34)%      30.17%
1999 - Class B Shares             (0.98)        2.21         (1.00)       30.17
1999 - Class C Shares             (1.00)        2.21         (1.02)       30.17
1999 - Institutional
 Shares                            0.11         1.09          0.09        30.17
1999 - Service Shares             (0.37)        1.59         (0.39)       30.17
---------------------------------------------------------------------------------
1998 - Class A Shares              0.08         1.65         (0.17)       61.50
1998 - Class B Shares             (0.77)        2.18         (0.77)       61.50
1998 - Class C Shares
 (commenced August 15,
 1997)                            (0.86)b       2.21b        (0.86)b      61.50
1998 - Institutional
 Shares (commenced August
 15, 1997)                         0.18b        1.16b         0.18b       61.50
1998 - Service Shares
 (commenced August 15, 1997)      (0.16)b       1.50b        (0.16)b      61.50
---------------------------------------------------------------------------------
1997 - Class A Shares              0.62         1.65          0.37        52.92
1997 - Class B Shares
 (commenced May 1, 1996)          (0.39)b       2.15b        (0.39)b      52.92
---------------------------------------------------------------------------------
1996 - Class A Shares              0.65         1.61          0.40        63.90
---------------------------------------------------------------------------------
1995 - Class A Shares              0.16         1.63         (0.09)       38.36
---------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 MID CAP VALUE FUND


                                                      INCOME FROM
                                                INVESTMENT OPERATIONS/d/
                                            -------------------------------
                                                           NET REALIZED
                                                          AND UNREALIZED
                                                          GAIN (LOSS) ON
                                  NET ASSET    NET         INVESTMENT,
                                   VALUE,   INVESTMENT      OPTION AND
                                  BEGINNING   INCOME     FOREIGN CURRENCY
                                  OF PERIOD   (LOSS)   RELATED TRANSACTIONS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares              $21.61     $0.10           $(2.38)
1999 - Class B Shares               21.57     (0.05)           (2.35)
1999 - Class C Shares               21.59     (0.05)           (2.34)
1999 - Institutional Shares         21.65      0.19            (2.38)
1999 - Service Shares               21.62      0.03            (2.31)
-------------------------------------------------------------------------------
1998 - Class A Shares (commenced
 August 15, 1997)                   23.63      0.09             0.76
1998 - Class B Shares (commenced
 August 15, 1997)                   23.63      0.06             0.74
1998 - Class C Shares (commenced
 August 15, 1997)                   23.63      0.06             0.76
1998 - Institutional Shares         18.73      0.16             5.66
1998 - Service Shares (commenced
 July 18, 1997)                     23.01      0.09             1.40
-------------------------------------------------------------------------------
1997 - Institutional Shares         15.91      0.24             3.77
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1996 - Institutional Shares
 (commenced August 1, 1995)         15.00      0.13             0.90
-------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B



        DISTRIBUTIONS TO SHAREHOLDERS
  ---------------------------------------------

                                FROM NET
                             REALIZED GAIN
               IN EXCESS     ON INVESTMENT,    NET INCREASE                      NET ASSETS   RATIO OF
   FROM NET      OF NET        OPTION AND       (DECREASE)  NET ASSET            AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT   FOREIGN CURRENCY   IN NET ASSET VALUE, END  TOTAL      PERIOD    TO AVERAGE
    INCOME       INCOME   RELATED TRANSACTIONS    VALUE     OF PERIOD  RETURN/a/ (IN 000S)   NET ASSETS
--------------------------------------------------------------------------------------------------------
    $(0.07)      $  --           $(0.88)          $(3.23)     $18.38   (10.48)%   $70,578       1.33%
        --          --            (0.88)           (3.28)      18.29   (11.07)     37,821       1.93
     (0.02)         --            (0.88)           (3.29)      18.30   (11.03)     10,800       1.93
     (0.21)         --            (0.88)           (3.28)      18.37   (10.07)    196,512       0.87
     (0.17)         --            (0.88)           (3.33)      18.29   (10.48)        289       1.37
--------------------------------------------------------------------------------------------------------
     (0.06)      (0.04)           (2.77)           (2.02)      21.61     3.42c     90,588       1.35b
     (0.09)         --            (2.77)           (2.06)      21.57     3.17c     28,743       1.85b
     (0.09)         --            (2.77)           (2.04)      21.59     3.27c      6,445       1.85b
     (0.13)         --            (2.77)            2.92       21.65    30.86     236,440       0.85
     (0.11)         --            (2.77)           (1.39)      21.62     6.30c          8       1.35b
--------------------------------------------------------------------------------------------------------
     (0.24)      (0.93)           (0.02)            2.82       18.73    25.63     145,253       0.85
--------------------------------------------------------------------------------------------------------
     (0.12)         --               --             0.91       15.91     6.89c    135,671       0.85b
--------------------------------------------------------------------------------------------------------

                                              RATIOS ASSUMING NO
                                              EXPENSE LIMITATIONS
                                          --------------------------
                               RATIO OF
                                  NET
                               INVESTMENT                RATIO OF
                                INCOME     RATIO OF   NET INVESTMENT
                               LOSS) TO   EXPENSES TO INCOME (LOSS)  PORTFOLIO
                              AVERAGE NET AVERAGE NET TO AVERAGE NET TURNOVER
                                ASSETS      ASSETS        ASSETS       RATE
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY
 31,
1999 - Class A Shares             0.38%      1.41%         0.30%       92.18%
1999 - Class B Shares            (0.22)      2.01         (0.30)       92.18
1999 - Class C Shares            (0.22)      2.01         (0.30)       92.18
1999 - Institutional Shares       0.83       0.95          0.75        92.18
1999 - Service Shares             0.32       1.45          0.24        92.18
------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced August 15, 1997)      0.33b      1.47b         0.21b       62.60
1998 - Class B Shares
 (commenced August 15, 1997)     (0.20)b     1.97b        (0.32)b      62.60
1998 - Class C Shares
 (commenced August 15, 1997)     (0.23)b     1.97b        (0.35)b      62.60
1998 - Institutional Shares       0.78       0.97          0.66        62.60
1998 - Service Shares
 (commenced July 18, 1997)        0.63b      1.43b         0.51b       62.60
------------------------------------------------------------------------------
1997 - Institutional Shares       1.35       0.91          1.29        74.03
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY
 31,
1996 - Institutional Shares
 (commenced August 1, 1995)       1.67b      0.98b         1.54b       58.77c
------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 SMALL CAP VALUE FUND

                                                      INCOME (LOSS) FROM
                                                    INVESTMENT OPERATIONS/d/
                                                ------------------------------
                                                              NET REALIZED AND
                                                                 UNREALIZED
                                      NET ASSET                 GAIN (LOSS)
                                       VALUE,        NET       ON INVESTMENT
                                      BEGINNING  INVESTMENT     AND OPTIONS
                                      OF PERIOD INCOME (LOSS)   TRANSACTIONS
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                  $24.05      $(0.06)         $(4.48)
1999 - Class B Shares                   23.73       (0.21)          (4.42)
1999 - Class C Shares                   23.73       (0.18)          (4.43)
1999 - Institutional Shares             24.09        0.03           (4.50)
1999 - Service Shares                   24.05       (0.04)          (4.51)
------------------------------------------------------------------------------
1998 - Class A Shares                   20.91        0.14            5.33
1998 - Class B Shares                   20.80       (0.01)           5.27
1998 - Class C Shares (commenced
 August 15, 1997)                       24.69       (0.06)           1.43
1998 - Institutional Shares
 (commenced August 15, 1997)            24.91        0.03            1.48
1998 - Service Shares (commenced
 August 15, 1997)                       24.91       (0.01)           1.48
------------------------------------------------------------------------------
1997 - Class A Shares                   17.29       (0.21)           4.92
1997 - Class B Shares (commenced May
 1, 1996)                               20.79       (0.11)           1.21
------------------------------------------------------------------------------
1996 - Class A Shares                   16.14       (0.23)           1.39
------------------------------------------------------------------------------
1995 - Class A Shares                   20.67       (0.07)          (3.53)
------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

b Annualized.

c Not annualized.

d Includes the balancing effect of calculating per share amounts.

                                                                      APPENDIX B





      DISTRIBUTIONS TO
        SHAREHOLDERS
  ---------------------------
                 FROM NET
  IN EXCESS    REALIZED GAIN NET INCREASE NET ASSET           NET ASSETS   RATIO OF
    OF NET     ON INVESTMENT  (DECREASE)   VALUE,             AT END OF  NET EXPENSES
  INVESTMENT    AND OPTIONS  IN NET ASSET  END OF    TOTAL      PERIOD    TO AVERAGE
    INCOME     TRANSACTIONS     VALUE      PERIOD   RETURN/a/ (IN 000S)   NET ASSETS
-------------------------------------------------------------------------------------
    $  --         $(1.00)       $(5.54)    $18.51   (17.37)%   $261,661      1.50%
       --          (1.00)        (5.63)     18.10   (18.00)      42,879      2.25
       --          (1.00)        (5.61)     18.12   (17.91)       8,212      2.25
       --          (1.00)        (5.47)     18.62   (17.04)      15,351      1.13
       --          (1.00)        (5.55)     18.50   (17.41)         261      1.62
-------------------------------------------------------------------------------------
       --          (2.33)         3.14      24.05    26.17      370,246      1.54
       --          (2.33)         2.93      23.73    25.29       42,677      2.29
    (0.34)         (1.99)        (0.96)     23.73     5.51c       5,604      2.09b
    (0.28)         (2.05)        (0.82)     24.09     6.08c      14,626      1.16b
    (0.31)         (2.02)        (0.86)     24.05     5.91c           2      1.45b
-------------------------------------------------------------------------------------
       --          (1.09)         3.62      20.91    27.28      212,061      1.60
       --          (1.09)         0.01      20.80     5.39c       3,674      2.35b
-------------------------------------------------------------------------------------
       --          (0.01)         1.15      17.29     7.20      204,994      1.41
-------------------------------------------------------------------------------------
    (0.24)         (0.69)        (4.53)     16.14   (17.53)     319,487      1.53
-------------------------------------------------------------------------------------

                                           RATIOS ASSUMING NO VOLUNTARY
                                                WAIVER OF FEES OR
                                               EXPENSE LIMITATIONS
                                           ----------------------------------
                              RATIO OF                           RATIO OF
                           NET INVESTMENT    RATIO OF         NET INVESTMENT
                          INCOME (LOSS) TO EXPENSES TO         INCOME (LOSS)        PORTFOLIO
                            AVERAGE NET    AVERAGE NET        TO AVERAGE NET        TURNOVER
                               ASSETS         ASSETS               ASSETS             RATE
---------------------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares          (0.24)%                 1.74%               (0.48)%    98.46%
1999 - Class B Shares          (0.99)                  2.29                (1.03)     98.46
1999 - Class C Shares          (0.99)                  2.29                (1.03)     98.46
1999 - Institutional
 Shares                         0.13                   1.17                 0.09      98.46
1999 - Service Shares          (0.47)                  1.66                (0.51)     98.46
---------------------------------------------------------------------------------------------
1998 - Class A Shares          (0.28)                  1.76                (0.50)     84.81
1998 - Class B Shares          (0.92)                  2.29                (0.92)     84.81
1998 - Class C Shares
 (commenced August
 15, 1997)                     (0.79)b                 2.09b               (0.79)b    84.81
1998 - Institutional
 Shares (commenced
 August 15, 1997)               0.27b                  1.16b                0.27b     84.81
1998 - Service Shares
 (commenced August 15,
 1997)                         (0.07)b                 1.45b               (0.07)b    84.81
---------------------------------------------------------------------------------------------
1997 - Class A Shares          (0.72)                  1.85                (0.97)     99.46
1997 - Class B Shares
 (commenced May 1, 1996)       (1.63)b                 2.35b               (1.63)b    99.46
---------------------------------------------------------------------------------------------
1996 - Class A Shares          (0.59)                  1.66                (0.84)     57.58
---------------------------------------------------------------------------------------------
1995 - Class A Shares          (0.53)                  1.78                (0.78)     43.67
---------------------------------------------------------------------------------------------

a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

b Annualized.

c Not annualized.

d Includes the balancing effect of calculating per share amounts.

                      [This page intentionally left blank]

 REAL ESTATE SECURITIES FUND



                                                            INCOME FROM
                                                      INVESTMENT OPERATIONS/a/
                                                     -------------------------
                                                                 NET REALIZED
                                           NET ASSET            AND UNREALIZED
                                            VALUE,      NET     GAIN (LOSS) ON
                                           BEGINNING INVESTMENT   INVESTMENT
                                           OF PERIOD   INCOME    TRANSACTIONS
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31, 1998
1998 - Class A Shares (commenced July 27)   $10.00     $0.15        $(0.80)
1998 - Class B Shares (commenced July 27)    10.00      0.14e        (0.83)e
1998 - Class C Shares (commenced July 27)    10.00      0.22e        (0.91)e
1998 - Institutional Shares (commenced
 July 27)                                    10.00      0.31e        (0.95)e
1998 - Service Shares (commenced July 27)    10.00      0.25e        (0.91)e
------------------------------------------------------------------------------


a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
c Annualized.
d Not annualized.
e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B








     DISTRIBUTIONS TO SHAREHOLDERS
  --------------------------------------
                            FROM NET
               IN EXCESS  REALIZED GAIN                                   NET ASSETS   RATIO OF
   FROM NET      OF NET   ON INVESTMENT NET DECREASE NET ASSET            AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT  AND OPTIONS  IN NET ASSET VALUE, END  TOTAL      PERIOD    TO AVERAGE
    INCOME       INCOME   TRANSACTIONS     VALUE     OF PERIOD  RETURN/b/ (IN 000S)   NET ASSETS
-------------------------------------------------------------------------------------------------
    $(0.15)      $ --         $ --         $(0.80)     $9.20     (6.53)%d  $19,961       1.47%c
     (0.04)        --           --          (0.73)      9.27     (6.88)d         2       2.19c
     (0.10)        --           --          (0.79)      9.21     (6.85)d         1       2.19c
     (0.15)        --           --          (0.79)      9.21     (6.37)d    47,516       1.04c
     (0.13)        --           --          (0.79)      9.21     (6.56)d         1       1.54c
-------------------------------------------------------------------------------------------------

                                                 RATIOS ASSUMING
                                               NO VOLUNTARY WAIVER
                                                     OF FEES
                                              OR EXPENSE LIMITATIONS
                                            --------------------------
                                RATIO OF                   RATIO OF
                             NET INVESTMENT  RATIO OF   NET INVESTMENT
                               INCOME TO    EXPENSES TO     INCOME     PORTFOLIO
                                AVERAGE     AVERAGE NET   TO AVERAGE   TURNOVER
                               NET ASSETS     ASSETS      NET ASSETS     RATE
--------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced July 27)             23.52%c       3.52%c       21.47%c     6.03%d
1998 - Class B Shares
 (commenced July 27)              3.60c        4.02c         1.77c      6.03d
1998 - Class C Shares
 (commenced July 27)              5.49c        4.02c         3.66c      6.03d
1998 - Institutional
 Shares (commenced July 27)       8.05c        2.87c         6.22c      6.03d
1998 - Service Shares
 (commenced July 27)              6.29c        3.37c         4.46c      6.03d
--------------------------------------------------------------------------------


a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
c Annualized.
d Not annualized.
e Calculated based on the average shares outstanding methodology.

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 CORE LARGE CAP VALUE FUND

 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the CORE Large Cap Value Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the Russell 1000 Value Index and does not represent the per-formance of the CORE Large Cap Value Fund. Investors should not consider this performance data as a substitute for the performance of the CORE Large Cap Value Fund nor should investors consider this data as an indication of future performance of the CORE Large Cap Value Fund or of the Investment Adviser. The Russell 1000 Value Index is unmanaged and investors cannot invest directly in the Index.

                     PRIVATE
                   ACCOUNT NET
                    COMPOSITE  RUSSELL 1000
                   PERFORMANCE VALUE INDEX
-------------------------------------------
  1998               11.41 %     15.64 %
  1997               32.87 %     35.18 %
  1996               26.29 %     21.64 %
  1995               37.92 %     38.35 %
  1994               (2.17)%     (2.01)%
  1993               16.90 %     18.12 %
  8/1/92-12/31/92     5.39 %      4.01 %
-------------------------------------------

                                                     AVERAGE ANNUAL
                                              TOTAL RETURN FOR THE PERIOD
                                                     ENDED 12/31/98
                                                                    SINCE
                                                      3      5    INCEPTION
                                             1 YEAR YEARS  YEARS  (8/1/92)
---------------------------------------------------------------------------
  Private Account Net Composite Performance  11.41% 23.18% 20.33%  19.33%
  Russell 1000 Value Index                   15.64% 23.88% 20.85%  19.68%
---------------------------------------------------------------------------

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. The composite performance is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the CORE Large Cap Value Fund will be calculated in accordance with the reg-ulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different per-formance data for identical time periods.

 All returns presented reflect the reinvestment of dividends and other earn-ings. The weighted-average expenses of the private accounts used in calcu-lating the Investment Adviser's net composite performance data were 0.59% annualized, which are lower than the estimated expenses of Institutional Shares of the CORE Large Cap Value Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the CORE Large Cap Value Fund. In addition, the private accounts are not subject to the same diversi-fication requirements, specific tax restrictions and investment limitations imposed on the CORE Large Cap Value Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's com-posite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Appendix D
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 STRATEGIC GROWTH FUND


 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the Strategic Growth Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the S&P 500 Index and does not represent the performance of the Strategic Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Strategic Growth Fund nor should investors consider this data as an indication of future performance of the Strategic Growth Fund or of the Investment Adviser. The S&P 500 Index is unmanaged and investors cannot invest directly in the Index.

        PRIVATE ACCOUNT
         NET COMPOSITE  S&P 500
          PERFORMANCE    INDEX
-------------------------------
  1998      35.35%      28.57%
  1997      41.14%      33.37%
  1996      21.79%      22.95%
  1995      28.07%      37.58%
  1994      -1.69%       1.32%
  1993      17.10%      10.08%
  1992       9.22%       7.62%
  1991      37.44%      30.47%
  1990      -9.32%      -3.05%
  1989      33.82%      31.70%
  1988      23.63%      16.61%
  1987       5.34%       5.25%
  1986      18.99%      18.67%
  1985      37.98%      31.73%
  1984       8.52%       6.19%
  1983      34.41%      22.56%
  1982      34.43%      21.55%
  1981       1.02%      -4.97%
-------------------------------

                                              AVERAGE ANNUAL
                                     TOTAL RETURN FOR THE PERIOD ENDED
                                                 12/31/98
                                                                   SINCE
                                                                 INCEPTION
                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS (1/1/81)
 -------------------------------------------------------------------------
  Private Account Net Composite
   Performance                   35.35% 32.51%  23.98%   20.11%   19.46%
  S&P 500 Index                  28.57% 28.23%  24.06%   19.22%   16.94%
 -------------------------------------------------------------------------

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. The composite performance is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the Strategic Growth Fund will be calculated in accordance with the regula-tions of the SEC. The SEC standardized average annual total return is nei-ther time-weighted nor asset-weighted and is determined for specified peri-ods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodol-ogy between AIMR and SEC requirements could result in different performance data for identical time periods.

 All returns presented reflect the reinvestment of dividends and other earn-ings. The weighted-average expenses of the private accounts used in calcu-lating the Investment Adviser's net composite performance data were 0.76% annualized, which are lower than the estimated expenses of Institutional Shares of the Strategic Growth Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the Strategic Growth Fund. In addition, the private accounts are not subject to the same diversification require-ments, specific tax restrictions and investment limitations imposed on the Strategic Growth Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment
     Management Approach
   4 Fund Investment Objectives
     and Strategies
       4 Goldman Sachs Balanced
         Fund
       6 Goldman Sachs Growth and
         Income Fund
       7 Goldman Sachs CORE Large
         Cap Value Fund
       8 Goldman Sachs CORE U.S.
         Equity Fund
       9 Goldman Sachs CORE Large
         Cap Growth Fund
      10 Goldman Sachs CORE Small
         Cap Equity Fund
      11 Goldman Sachs Capital
         Growth Fund
      12 Goldman Sachs Strategic
         Growth Fund
      13 Goldman Sachs Growth
         Opportunities Fund
      14 Goldman Sachs Mid Cap
         Value Fund
      15 Goldman Sachs Small Cap
         Value Fund
      16 Goldman Sachs Real Estate
         Securities Fund

  18 Other Investment
     Practices and
     Securities
  22 Principal Risks of the
     Funds
  26 Fund Performance
  36 Fund Fees and Expenses
  40 Service Providers
  49 Dividends
  51 Shareholder Guide
      51 How To Buy Shares
      55 How To Sell Shares
  59 Taxation
  61 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  82 Appendix B
     Financial Highlights
 121 Appendix C
     CORE Large Cap Value
     Fund-Prior Performance
     of Similarly Advised
     Accounts of the
     Investment Adviser
 123 Appendix D
     Strategic Growth Fund-
     Prior Performance of
     Similarly Advised
     Accounts of the
     Investment Adviser

Domestic Equity Funds
Prospectus (Institutional Shares)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


                            [LOGO OF GOLDMAN SACHS]


         The Funds' investment company registration number is 811-5349.

506741
EQDOMPROINST

  Prospectus

  GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

CLASS A, B
AND C SHARES

April 30, 1999



 .Goldman Sachs
 CORE
 International
 Equity Fund

 .Goldman Sachs
 International
 Equity Fund

 .Goldman Sachs
 European
 Equity Fund

 .Goldman Sachs
 Japanese
 Equity Fund

 .Goldman Sachs
 International
 Small Cap Fund

 .Goldman Sachs
 Emerging
 Markets Equity
 Fund

 .Goldman Sachs
 Asia Growth
 Fund


                                                        [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

                   [ART]

General Investment Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japa-nese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Manage-ment International are each referred to in this Prospectus as the "Invest-ment Adviser."


 ACTIVE INTERNATIONAL STYLE FUNDS


 Goldman Sachs' Active International Investment Philosophy:


                                        HOW THE INVESTMENT ADVISER ACTS ON
   BELIEF                               BELIEF
----------------------------------------------------------------------------
  .Equity markets are inefficient       Seeks excess return through team
                                        driven, research intensive and
                                        bottom-up stock selection.

  .Returns are variable                 Seeks to capitalize on variability
                                        of market and regional returns
                                        through asset allocation decisions.

  .Corporate fundamentals ultimately    Seeks to conduct rigorous, first-
   drive share price                    hand research of business and
                                        company management.

  .A business' intrinsic value will be  Seeks to realize value through a
   achieved over time                   long-term investment horizon.

  .Portfolio risk must be carefully     Seeks to systematically monitor and
   analyzed and monitored               manage risk through diversification,
                                        multifactor risk models and currency
                                        management.

 The Investment Adviser attempts to manage risk in these Funds through disci-plined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:
 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: STOCK SELECTION and PORTFOLIO CONSTRUCTION.

 I. Core Stock Selection
 The CORE Funds use the Goldman Sachs proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast returns on securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .VALUE (price-to-book, price-to-earnings, cash flow to enterprise value) .MOMENTUM (earnings momentum, price momentum, sustainable growth)
 .RISK (market risk, company-specific risk, earnings risk)

 ALL OF THE ABOVE FACTORS ARE CAREFULLY EVALUATED WITHIN THE MULTIFACTOR MODEL SINCE EACH HAS DEMONSTRATED A SIGNIFICANT IMPACT ON THE PERFORMANCE OF THE SECURITIES AND MARKETS THEY WERE DESIGNED TO FORECAST.

 II. Core Portfolio Construction
 A proprietary COMPUTER OPTIMIZER calculates every security combination (at every possible weighting) to CONSTRUCT THE MOST EFFICIENT RISK/RETURN PORT-FOLIO given each CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies


 Goldman Sachs CORE International Equity Fund

        FUND FACTS
--------------------------------------------------------------------------------

         Objective  Long-term growth of capital

        Benchmarks  MSCI Europe, Australasia, Far East ("EAFE") Index
                    (unhedged)

  Investment Focus  Large-capitalization equity securities of companies that are organized outside the United States or whose securi-ties are primarily traded outside the United States

  Investment Style  Quantitative


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies ("emerging countries").

 The Fund seeks broad representation of large-cap issuers across major coun-tries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

Goldman Sachs International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe & Pacific Index (unhedged)

   Investment Focus   Equity securities of companies organized outside the
                      United States or whose securities are principally traded outside the United States

   Investment Style   Active International


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.

 The Fund expects to invest a substantial portion of its assets in the secu-rities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Cur-rently, emerging countries include, among others, most Latin American, Afri-can, Asian and Eastern European nations.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as corporate debt and bank obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs European Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe Index (unhedged)

   Investment Focus   Equity securities of European companies

   Investment Style   Active International


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

 A European issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in a
  European country;
 .Is organized under the laws of, or has a principal office in, a European country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the European countries; or .Maintains 50% or more of its assets in one or more of the European coun-
  tries.

 The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund's assets are invested in at least three European countries. It is currently antici-pated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries. Currently, emerging countries include among others, most Latin American, African, Asian, most Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities, such as corporate debt and bank obligations.

Goldman Sachs Japanese Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Tokyo Price Index ("TOPIX") (unhedged)

   Investment Focus   Equity securities of Japanese companies

   Investment Style   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in
  Japan;
 .Is organized under the laws of, or has a principal office in Japan; .Derives 50% or more of its total revenue from goods produced, sales made or services performed in Japan; or
 .Maintains 50% or more of its assets in Japan.

 The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

 Japan's economy, the second largest in the world, has grown substantially over the last three decades. Since 1990, however, Japan's economic growth has declined significantly, and is currently subject to deflationary pres-sures. In addition to this economic downturn, Japan is undergoing structural adjustments related to high wages and taxes, currency valuations and struc-tural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection with the reform of its political process and the deregulation of its economy. These conditions present risks to the Japanese Equity Fund and its ability to attain its investment objec-tive.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




 Japan's economy is heavily dependent upon international trade, and is espe-cially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A sub-stantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. As of the date of this Prospectus, Japan's banking industry con-tinued to suffer from non-performing loans, declining real estate values and lower valuations of securities holdings.

 The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

 The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the United States.

 During the recent past the average stock market prices of Japanese compa-nies, as measured by major indices such as the NIKKEI 225 Average, have experienced a substantial decline. It is not possible to determine whether this general decline will continue.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, such as corporate debt and bank obligations.

Goldman Sachs International Small Cap Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   MSCI EAFE Small Cap Index (unhedged)

   Investment Focus   Equity securities of foreign companies with public stock
                      market capitalizations of $1 billion or less at the time of investment

   Investment Style   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies:
 .With public stock market capitalizations of $1 billion or less at the time of investment; and
 .That are organized outside the United States or whose securities are prin-cipally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern Euro-pean nations.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger-cap companies with public stock market capital-izations of more than $1 billion at the time of investment and in fixed-income securities, such as corporate debt and bank obligations. If the mar-ket capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   MSCI Emerging Markets Free Index

   Investment Focus   Equity securities of emerging country issuers

   Investment Style   Active International


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifica-tions by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

  .Argentina          .Egypt           .Jordan         .Philippines        .Sri Lanka
  .Botswana           .Greece          .Kenya          .Poland             .Taiwan
  .Brazil             .Hong Kong       .Malaysia       .Portugal           .Thailand
  .Chile              .Hungary         .Mexico         .Russia             .Turkey
  .China              .India           .Morocco        .Singapore          .Venezuela
  .Colombia           .Indonesia       .Pakistan       .South Africa       .Zimbabwe
  .Czech Republic     .Israel          .Peru           .South Korea

Goldman Sachs Emerging Markets Equity Fund continued


 An emerging country issuer is any company that either:
 .Has a class of its securities whose principal securities market is in an emerging country;
 .Is organized under the laws of, or has a principal office in, an emerging country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more emerging countries; or .Maintains 50% or more of its assets in one or more of the emerging coun-
  tries.

 Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund's investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the rela-tive attractiveness of emerging countries and currencies are considered in allocating the Fund's assets among emerging countries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in
 (i) fixed-income securities, such as corporate debt and bank obligations, of private and governmental emerging country issuers; and (ii) equity and fixed-income securities, such as corporate debt and bank obligations, of issuers in developed countries.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   MSCI All County Asia Free ex-Japan Index (unhedged)

   Investment Focus   Equity securities of companies in Asian countries

 Investment Process   Active International


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Asian issuers.
 An Asian issuer is any company that either:
 .Has a class of its securities whose principal securities markets is in one or more Asian countries;
 .Is organized under the laws of, or has a principal office in, an Asian country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Asian countries; or .Maintains 50% or more of its assets in one or more Asian countries.

 The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are:
 .China               .Malaysia           .South Korea
 .Hong Kong           .Pakistan           .Sri Lanka
 .India               .Philippines        .Taiwan
 .Indonesia           .Singapore          .Thailand

 as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Goldman Sachs Asia Growth Fund continued


 Allocation of the Fund's investments will depend upon the Investment Advis-er's views of the relative attractiveness of the Asian markets and particu-lar issuers.

 Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated. For example, on January 31, 1999 (the end of the Fund's last fiscal year), more than 25% of the Fund's assets were invested in securities that traded in Hong Kong.

 Starting in mid-1997 some Pacific region countries began to experience cur-rency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some coun-tries have experienced government intervention, have sought assistance from the International Monetary Fund and are undergoing substantial domestic unrest. Although some countries are taking steps to restructure their finan-cial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securi-ties traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be significantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities markets. In addition, the reversion of Hong Kong to China has created uncertainty as to future currency valua-tions relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities, such as corporate debt and bank obligations.

                      [This page intentionally left blank]

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semiannual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 . No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
--Not permitted

                                              CORE
                                          INTERNATIONAL INTERNATIONAL EUROPEAN
                                             EQUITY        EQUITY      EQUITY
                                              FUND          FUND        FUND
------------------------------------------------------------------------------
Investment Practices
Borrowings                                     33 1/3        33 1/3     33 1/3
Cross Hedging of Currencies                     .             .          .
Equity Swaps                                   10            10         10
Currency Swaps                                  .             .          .
Foreign Currency Transactions*                  .             .          .
Futures Contracts and Options on Futures
 Contracts                                      .             .          .
Investment Company Securities (including
 World Equity Benchmark Shares and
 Standard & Poor's Depository Receipts)        10            10         10
Options on Foreign Currencies/1/                .             .          .
Options on Securities and Securities
 Indices/2/                                     .             .          .
Custodial Receipts                              .             .          .
Unseasoned Companies                            .             .          .
Warrants and Stock Purchase Rights              .             .          .
Repurchase Agreements                           .             .          .
Securities Lending                             33 1/3        33 1/3     33 1/3
Short Sales Against the Box                    --            25         25
When-Issued Securities and Forward
 Commitments                                    .             .          .
------------------------------------------------------------------------------

 * Limited by the amount the Fund invests in foreign securities.
 1 The Funds may purchase and sell call and put options.
 2 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES






  JAPANESE             INTERNATIONAL                      EMERGING                        ASIA
   EQUITY                SMALL CAP                         MARKETS                       GROWTH
    FUND                   FUND                          EQUITY FUND                      FUND
------------------------------------------------------------------
     33 1/3                  33 1/3                           33 1/3                       33 1/3
     .                       .                                .                            .
     10                      10                               10                           10
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     10                      10                               10                           10
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     33 1/3                  33 1/3                           33 1/3                       33 1/3
     25                      25                               25                           25
     .                       .                                .                            .
------------------------------------------------------------------

10 Percent of total assets (italic type)


10 Percent of net assets (roman type)

 .  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
--Not permitted

                                              CORE
                                          INTERNATIONAL INTERNATIONAL EUROPEAN
                                             EQUITY        EQUITY      EQUITY
                                              FUND          FUND        FUND
------------------------------------------------------------------------------
Investment Securities
American, European and Global Depository
 Receipts                                       .             .          .
Asset-Backed and Mortgage-Backed
 Securities/9/                                 --             .          .
Bank Obligations/1/,/9/                         .             .          .
Convertible Securities                          .             .          .
Corporate Debt Obligations/9/                  10/2/          35         35
Equity Securities                              90+            65+        65+
Emerging Country Securities                    25             .          .
Fixed Income Securities/3/                     10/2/          35         35/1/
Foreign Securities                              .             .          .
Foreign Government Securities/9/                .             .          .
Non-Investment Grade Fixed Income
 Securities                                     --            35/4/      35/4/
Real Estate Investment Trusts                   .             .          .
Structured Securities/9/                        .             .          .
Temporary Investments                           35           100        100
U.S. Government Securities/9/                   .             .          .
------------------------------------------------------------------------------

 1 Issued by U.S. or foreign banks.
 2 Cash equivalents only.
 3 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are investment grade (i.e., BBB or higher by Stan-dard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's").
 4 May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





 JAPANESE           INTERNATIONAL                    EMERGING
  EQUITY              SMALL CAP                       MARKETS                     ASIA GROWTH
   FUND                 FUND                        EQUITY FUND                      FUND
---------------------------------------------------------------------------
    .                     .                              .                             .
    .                     .                              .                             .
    .                     .                              .                             .
    .                     .                              .                             .
    35                    35                             35                            35
    65+                   65+                            65+                           65+
    .                     .                              .                             .
    35/5/                 35/6/                          35/7/                         35/8/
    .                     .                              .                             .
    .                     .                              .                             .
    35/4/                 35/4/                          35/4/                         35/4/
    .                     .                              .                             .
    .                     .                              .                             .
   100                   100                             35                           100
    .                     .                              .                             .
---------------------------------------------------------------------------

 5 The Japanese Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of non-Japanese companies.
 6 The International Small Cap Fund may invest in the aggregate up to 35% of its total assets in (1) fixed-income securities; and (2) equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment.
 7 The Emerging Markets Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; (2) fixed-income securi-ties of private and governmental emerging country issuers; and (3) equity and fixed-income securities of issuers in developed countries.
 8 The Asia Growth Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities and secu-rities of issuers in other countries, including Japan.
 9 Limited by the amount the Fund invests in fixed-income securities.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.


 .Applicable
--Not applicable
                        CORE                                      INTERNATIONAL EMERGING
                    INTERNATIONAL INTERNATIONAL EUROPEAN JAPANESE   SMALL CAP   MARKETS   ASIA
                       EQUITY        EQUITY      EQUITY   EQUITY     EQUITY      EQUITY  GROWTH
-----------------------------------------------------------------------------------------------
Credit/Default            .             .          .        .           .          .       .
Emerging Countries        .             .          .        .           .          .       .
Interest Rate             .             .          .        .           .          .       .
Small Cap                --            --          .        --          .          --      --
Foreign                   .             .          .        .           .          .       .
Derivatives               .             .          .        .           .          .       .
Management                .             .          .        .           .          .       .
Market                    .             .          .        .           .          .       .
Liquidity                 .             .          .        .           .          .       .
Stock                     .             .          .        .           .          .       .
Geographic               --            --          .        .          --          --      .
Other                     .             .          .        .           .          .       .
-----------------------------------------------------------------------------------------------

All Funds:

 .CREDIT/DEFAULT RISK--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .EMERGING COUNTRIES RISK--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disrup-

                                                    PRINCIPAL RISKS OF THE FUNDS

 tions. These risks are not normally associated with investment in more devel-oped countries.
 .INTEREST RATE RISK--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.
 .FOREIGN RISKS--The risk that when a Fund invests in foreign securities, it will be subject to risks not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public informa-tion and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign cur-rency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .DERIVATIVES RISK--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .MANAGEMENT RISK--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .MARKET RISK--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .LIQUIDITY RISK--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
 .STOCK RISK--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .SMALL CAP STOCK RISK--The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. .GEOGRAPHIC RISK--The European Equity Fund invests primarily in equity securi-ties of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. Concentration of the invest-ments of these or other Funds in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Class A Shares from year to year; and (b) how the average annual returns of a Fund's Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and dis-tributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The European Equity, Japanese Equity and International Small Cap Funds did not commence operations until October 1, 1998, May 1, 1998 and May 1, 1998. Since these Funds have less than one calendar year's performance, no performance information is provided in this section.

CORE International Equity Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 1.61%.

 Best Quarter
 Q4 '98   +18.84%

 Worst Quarter
 Q3 '98   -16.00%



                               [BAR GRAPH APPEARS HERE]

                                         1998
                                        ------
                                        13.83%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998        1 YEAR SINCE INCEPTION
 ---------------------------------------------------------------------
  CLASS A (Inception 8/15/97)
  Including Sales Charges                        7.57%     (4.09)%
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index*            20.33%       8.44%
 ---------------------------------------------------------------------
  CLASS B (Inception 8/15/97)
  Including CDSC                                 8.36%     (3.41)%
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index*            20.33%       8.44%
 ---------------------------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC                                12.34%     (0.44)%
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index*            20.33%       8.44%
 ---------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is a market capitalization-weighted composite of securi-ties in 20 developed markets. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

International Equity Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 0.97%.

 Best Quarter
 Q1 '98   +16.93%

 Worst Quarter
 Q3 '98   -14.37%



                                   [BAR GRAPH APPEARS HERE]

                          1993    1994    1995    1996    1997   1998
                         ------  ------  ------  ------  -----  ------
                         20.74%  -6.86%  18.93%  18.69%  4.47%  17.98%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR 5 YEARS SINCE INCEPTION
 ------------------------------------------------------------------------
  CLASS A (Inception 12/1/92)
  Including Sales Charges                  11.50%  8.90%      10.82%
  FT/S&P Actuaries Europe & Pacific Index
   (unhedged)*                             19.31%  6.84%       9.67%
 ------------------------------------------------------------------------
  CLASS B (Inception 5/1/96)
  Including CDSC                           12.05%    N/A       9.04%
  FT/S&P Actuaries Europe & Pacific Index
   (unhedged)*                             19.31%    N/A       6.60%
 ------------------------------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC                           16.23%    N/A       5.11%
  FT/S&P Actuaries Europe & Pacific Index
   (unhedged)*                             19.31%    N/A       6.71%
 ------------------------------------------------------------------------

 * The unmanaged FT/S&P Actuaries Europe & Pacific Index ("EuroPac") is a mar-ket capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region. From the inception of the Fund until 8/31/94, the Fund was managed using the hedged EuroPac as a benchmark, and after such date, the unhedged EuroPac as a benchmark. The Index figures do not reflect any fees or expenses.

Emerging Markets Equity Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 8.5%.

 Best Quarter
 Q4 '98   +14.03%

 Worst Quarter
 Q3 '98   -22.94%


                                   [BAR GRAPH APPEARS HERE]

                                              1998
                                            -------
                                            -27.06%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998          1 YEAR  SINCE INCEPTION
 ------------------------------------------------------------------------
  CLASS A (Inception 12/15/97)
  Including Sales Charges                        (31.10)%    (28.30)%
  Morgan Stanley Capital International Emerging
   Markets Free (EMF) Index*                     (25.33)%    (19.87)%
 ------------------------------------------------------------------------
  CLASS B (Inception 12/15/97)
  Including CDSC                                 (30.88)%    (27.40)%
  Morgan Stanley Capital International Emerging
   Markets Free (EMF) Index*                     (25.33)%    (19.87)%
 ------------------------------------------------------------------------
  CLASS C (Inception 12/15/97)
  Including CDSC                                 (27.82)%    (24.36)%
  Morgan Stanley Capital International Emerging
   Markets Free (EMF) Index*                     (25.33)%    (19.87)%
 ------------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International Emerging Markets Free
   (EMF) Index is a market capitalization-weighted composite of securities in over 30 emerging markets countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Asia Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 4.32%.

 Best Quarter
 Q4    '98+21.59%

 Worst Quarter
 Q4    "97-27.33%

                           [BAR GRAPH APPEARS HERE]

                         6.55%   7.95%  -41.07% -15.26%

                         1995    1996    1997    1998



 AVERAGE ANNUAL TOTAL RETURN



  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                   1 YEAR  SINCE INCEPTION
 ---------------------------------------------------------------
  CLASS A (Inception 7/8/94)
  Including Sales Charges               (19.94)%    (12.21)%
  Morgan Stanley Capital International
   All Country Asia Free ex-Japan*      (10.27)%    (11.22)%
 ---------------------------------------------------------------
  CLASS B (Inception 5/1/96)
  Including CDSC                        (19.93)%    (25.86)%
  Morgan Stanley Capital International
   All Country Asia Free ex-Japan*      (10.27)%    (22.76)%
 ---------------------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC                        (16.84)%    (38.72)%
  Morgan Stanley Capital International
   All Country Asia Free ex-Japan*      (10.27)%    (36.29)%
 ---------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International All Country Asia Free ex-Japan Index is a market capitalization-weighted composite of securities in ten Asian countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.


                                                     CORE INTERNATIONAL
                                                         EQUITY FUND
                                                   -------------------------
                                                   CLASS A   CLASS B CLASS C
----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1     None    None
Maximum Deferred Sales Charge (Load)2                None1     5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None      None    None
Redemption Fees5                                     None      None    None
Exchange Fees5                                       None      None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees                                     0.85%     0.85%   0.85%
Distribution and Service Fees                       0.50%     1.00%   1.00%
Other Expenses7                                     0.55%     0.55%   0.55%
----------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.90%     2.40%   2.40%
----------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be termi-nated at any time at the option of the Investment
    Adviser. If this occurs, "Other Expenses" and "Total
    Fund Operating Expenses" may increase without share-holder approval.

                                                          CORE INTERNATIONAL
                                                              EQUITY FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        0.85%   0.85%   0.85%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.31%   0.31%   0.31%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.66%   2.16%   2.16%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                    INTERNATIONAL EQUITY
                                                            FUND
                                   -----------------------------------------
                                                   CLASS A   CLASS B CLASS C
----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1     None    None
Maximum Deferred Sales Charge (Load)2                None1     5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None      None    None
Redemption Fees5                                     None      None    None
Exchange Fees5                                       None      None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees                                     1.00%     1.00%   1.00%
Distribution and Service Fees                       0.50%     1.00%   1.00%
Other Expenses7                                     0.37%     0.37%   0.37%
----------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.87%     2.37%   2.37%
----------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         INTERNATIONAL EQUITY
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.29%   0.29%   0.29%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.79%   2.29%   2.29%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued


                                                    EUROPEAN EQUITY FUND
                                   ---------------------------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees                       0.50%   1.00%   1.00%
Other Expenses7                                     1.30%   1.30%   1.30%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.80%   3.30%   3.30%
--------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         EUROPEAN EQUITY FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.29%   0.29%   0.29%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.79%   2.29%   2.29%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                                    JAPANESE EQUITY FUND
                                   ---------------------------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)/2/              None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees                       0.50%   1.00%   1.00%
Other Expenses7                                     2.33%   2.33%   2.33%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      3.83%   4.33%   4.33%
--------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                         JAPANESE EQUITY FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.20%   0.20%   0.20%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.70%   2.20%   2.20%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued


                                                   INTERNATIONAL SMALL CAP
                                                            FUND
                                   ---------------------------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees                                     1.20%   1.20%   1.20%
Distribution and Service Fees                       0.50%   1.00%   1.00%
Other Expenses7                                     1.70%   1.70%   1.70%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      3.40%   3.90%   3.90%
--------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        INTERNATIONAL SMALL CAP
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.20%   1.20%   1.20%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.35%   0.35%   0.35%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          2.05%   2.55%   2.55%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                                   EMERGING MARKETS EQUITY
                                                            FUND
                                   ---------------------------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees                                     1.20%   1.20%   1.20%
Distribution and Service Fees                       0.50%   1.00%   1.00%
Other Expenses7                                     0.74%   0.74%   0.74%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.44%   2.94%   2.94%
--------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        EMERGING MARKETS EQUITY
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.20%   1.20%   1.20%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.34%   0.34%   0.34%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          2.04%   2.54%   2.54%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued


                                                      ASIA GROWTH FUND
                                   ---------------------------------------
                                                   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):6
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees                       0.50%   1.00%   1.00%
Other Expenses7                                     0.83%   0.83%   0.83%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.33%   2.83%   2.83%
--------------------------------------------------------------------------

See page 33 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                           ASIA GROWTH FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses7                                        0.35%   0.35%   0.35%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.85%   2.35%   2.35%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


/1/The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 mil-lion or more.
/2/The maximum CDSC is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were origi-nally purchased.
/3/A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and elim-inated thereafter.
/4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of pur-chase.
/5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Institu-tional Liquid Assets Portfolios (the "ILA Portfolios") and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12- month period. A fee of $12.50 may be charged for each subsequent exchange during such period.
/6/The Funds' annual operating expenses have been restated to reflect current fees, except for the European Equity Fund, Japanese Equity Fund and Interna-tional Small Cap Fund whose expenses have been annualized for the current fis-cal year.
/7/"Other Expenses" include transfer agency fees equal to 0.19% of the average daily net assets of each Fund's Class A, B and C Shares, plus all other ordi-nary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" (excluding management fees, distri-bution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                   OTHER
FUND              EXPENSES
--------------------------
CORE
  International
  Equity           0.12%
International
  Equity           0.10%
European Equity    0.10%
Japanese Equity    0.01%
International
  Small Cap        0.16%
Emerging Markets
  Equity           0.15%
Asia Growth        0.16%

Example

The following Example is intended to help you compare the cost of investing in a Fund (without expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------------
CORE INTERNATIONAL EQUITY
Class A Shares              $732  $1,114  $1,520   $2,650
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $743  $1,048  $1,480   $2,613
 - Assuming no redemption   $243  $  748  $1,280   $2,613
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $343  $  748  $1,280   $2,736
 - Assuming no redemption   $243  $  748  $1,280   $2,736
----------------------------------------------------------
INTERNATIONAL EQUITY
Class A Shares              $729  $1,105  $1,505   $2,620
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $740  $1,039  $1,465   $2,582
 - Assuming no redemption   $240  $  739  $1,265   $2,582
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $340  $  739  $1,265   $2,706
 - Assuming no redemption   $240  $  739  $1,265   $2,706
----------------------------------------------------------
EUROPEAN EQUITY
Class A Shares              $818  $1,370      NA       NA
Class B Shares
 - Assuming complete
  redemption at end of
  period                    $833  $1,315      NA       NA
 - Assuming no redemption   $333  $1,015      NA       NA
Class C Shares
 - Assuming complete
  redemption at end of
  period                    $433  $1,015      NA       NA
 - Assuming no redemption   $333  $1,015      NA       NA
----------------------------------------------------------

                                                          FUND FEES AND EXPENSES



FUND                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------
JAPANESE EQUITY
Class A Shares             $914  $1,655  $2,413   $4,388
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $934  $1,612  $2,402   $4,376
 - Assuming no redemption  $434  $1,312  $2,202   $4,376
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $534  $1,312  $2,202   $4,478
 - Assuming no redemption  $434  $1,312  $2,202   $4,478
---------------------------------------------------------
INTERNATIONAL SMALL CAP
Class A Shares             $874  $1,537  $2,222   $4,032
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $892  $1,489  $2,204   $4,015
 - Assuming no redemption  $392  $1,189  $2,004   $4,015
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $492  $1,189  $2,004   $4,121
 - Assuming no redemption  $392  $1,189  $2,004   $4,121
---------------------------------------------------------
EMERGING MARKETS EQUITY
Class A Shares             $784  $1,269  $1,779   $3,174
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $797  $1,210  $1,748   $3,144
 - Assuming no redemption  $297  $  910  $1,548   $3,144
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $397  $  910  $1,548   $3,261
 - Assuming no redemption  $297  $  910  $1,548   $3,261
---------------------------------------------------------
ASIA GROWTH
Class A Shares             $733  $1,237  $1,727   $3,069
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $786  $1,177  $1,694   $3,038
 - Assuming no redemption  $286  $  877  $1,494   $3,038
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $386  $  877  $1,494   $3,157
 - Assuming no redemption  $286  $  877  $1,494   $3,157
---------------------------------------------------------

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.
Certain institutions and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "What Should I Know When I Purchase Shares Through An Authorized Dealer?"

Service Providers

 INVESTMENT ADVISERS


  INVESTMENT ADVISER                            FUND
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       CORE International Equity
  One New York Plaza
  New York, New York 10004
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    International Equity
  133 Peterborough Court                        European Equity
  London, England EC4A 2BB                      Japanese Equity
                                                International Small Cap
                                                Emerging Markets Equity
                                                Asia Growth
 ------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controls the Investment Advisers, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds

                                                               SERVICE PROVIDERS

 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                                  ACTUAL RATE
                                              FOR THE FISCAL YEAR
                                                OR PERIOD ENDED
                             CONTRACTUAL RATE  JANUARY 31, 1999
 ----------------------------------------------------------------
  GSAM:
 ----------------------------------------------------------------
  CORE International Equity        0.85%             0.81%
 ----------------------------------------------------------------
  GSAMI:
 ----------------------------------------------------------------
  International Equity             1.00%             0.94%
 ----------------------------------------------------------------
  European Equity                  1.00%             1.00%
 ----------------------------------------------------------------
  Japanese Equity                  1.00%             0.96%
 ----------------------------------------------------------------
  International Small Cap          1.20%             1.17%
 ----------------------------------------------------------------
  Emerging Markets Equity          1.20%             1.15%
 ----------------------------------------------------------------
  Asia Growth                      1.00%             0.91%
 ----------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand is also President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his

 18-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple mar-kets, using a variety of styles.

 International Equity Portfolio Management Team
 .Global portfolio teams based in London, Singapore, Tokyo and New York.
  Local presence is a key to the Investment Adviser's fundamental research capabilities
 .Team manages over $27 billion in international equities for retail, insti-
  tutional and high net worth clients
 .Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabili-ties of GSAM

--------------------------------------------------------------------------------
London-Based Portfolio Management Team

                                                  YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------------------
 David Dick            SENIOR PORTFOLIO MANAGER--      SINCE        MR. DICK JOINED THE
 EXECUTIVE             EUROPEAN EQUITY FUND            1998         INVESTMENT ADVISER AS A
 DIRECTOR                                                           SENIOR PORTFOLIO MANAGER
                                                                    ON THE EUROPEAN EQUITY
                                                                    TEAM IN 1998. FROM 1990
                                                                    TO 1998, HE WAS WITH
                                                                    MERCURY ASSET
                                                                    MANAGEMENT, WHERE HE WAS
                                                                    A PORTFOLIO MANAGER FOR
                                                                    EUROPEAN EQUITY AND WAS
                                                                    HEAD OF MERCURY'S
                                                                    EUROPEAN SECTOR
                                                                    STRATEGY.
----------------------------------------------------------------------------------------------
 Ivor H. Farman        SENIOR PORTFOLIO MANAGER--      SINCE        MR. FARMAN JOINED THE
 EXECUTIVE             INTERNATIONAL EQUITY FUND       1996         INVESTMENT ADVISER AS A
 DIRECTOR              EUROPEAN EQUITY FUND            1998         SENIOR PORTFOLIO MANAGER
                                                                    IN 1996. FROM 1995 TO
                                                                    1996, HE WAS RESPONSIBLE
                                                                    FOR ORIGINATING AND
                                                                    MARKETING FRENCH EQUITY
                                                                    IDEAS AT EXANE IN PARIS.
                                                                    PRIOR TO 1995, HE SPENT
                                                                    FIVE YEARS ENGAGED IN
                                                                    FRENCH EQUITY RESEARCH
                                                                    AND MARKETING AT BANQUE
                                                                    NATIONALE DE PARIS AND
                                                                    SCHRODERS IN LONDON.
----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                      YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------
 Paul Greener      PORTFOLIO               SINCE       MR. GREENER JOINED THE
 ASSOCIATE         MANAGER--               1998        INVESTMENT ADVISER AS A
                   INTERNATIONAL           1998        MEMBER OF THE PAN-EUROPEAN
                   EQUITY FUND                         EQUITY TEAM RESPONSIBLE FOR
                   EUROPEAN EQUITY                     EUROPEAN GENERAL RETAILERS,
                   FUND                                BUSINESS SERVICES AND
                                                       TECHNOLOGY SECTORS IN 1996.
                                                       FROM 1994 TO 1996, HE WAS
                                                       AN EQUITY ANALYST AT CIN
                                                       MANAGEMENT. PRIOR TO 1994,
                                                       HE WAS A STUDENT AT THE
                                                       UNIVERSITY OF BIRMINGHAM.
----------------------------------------------------------------------------------
 James P.          SENIOR PORTFOLIO        SINCE       MR. HORDERN JOINED THE
 Hordern           MANAGER--               1998        INVESTMENT ADVISER AS A
 EXECUTIVE         INTERNATIONAL                       PORTFOLIO MANAGER IN 1997.
 DIRECTOR          SMALL CAP FUND                      FROM 1991 TO 1997, HE WAS
                                                       AN ASSISTANT DIRECTOR AND
                                                       PORTFOLIO MANAGER AT
                                                       MERCURY ASSET MANAGEMENT ON
                                                       THE EUROPEAN SPECIALIST
                                                       TEAM.
----------------------------------------------------------------------------------
 Ralf Laier        PORTFOLIO               SINCE       MR. LAIER JOINED THE
 VICE PRESIDENT    MANAGER--               1998        INVESTMENT ADVISER AS A
                   EMERGING MARKETS                    PORTFOLIO MANAGER WITH A
                   EQUITY FUND                         FOCUS ON CENTRAL/EASTERN
                                                       EUROPEAN (CEE) AND THE
                                                       COMMONWEALTH OF INDEPENDENT
                                                       STATES (CIS) IN 1997. PRIOR
                                                       TO JOINING THE INVESTMENT
                                                       ADVISER, FROM 1995 TO 1997,
                                                       HE WAS VICE PRESIDENT OF
                                                       SOROS GLOBAL RESEARCH,
                                                       WHERE HE ANALYZED
                                                       INVESTMENT OPPORTUNITIES IN
                                                       CEE/CIS. FROM 1994 TO 1995,
                                                       HE ACHIEVED A PH.D. FROM
                                                       THE ACADEMY OF ECONOMICS IN
                                                       POZAN, POLAND.
----------------------------------------------------------------------------------

                                                  YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
----------------------------------------------------------------------------------------------
 Susan Noble           SENIOR PORTFOLIO MANAGER--      SINCE        MS. NOBLE JOINED THE
 EXECUTIVE                                             1998         INVESTMENT ADVISER AS A
 DIRECTOR              EUROPEAN EQUITY FUND            1998         SENIOR PORTFOLIO MANAGER
                       INTERNATIONAL EQUITY FUND                    AND HEAD OF THE EUROPEAN
                                                                    EQUITY TEAM IN OCTOBER
                                                                    1997. FROM 1986 TO 1997,
                                                                    SHE WORKED AT FLEMING
                                                                    INVESTMENT MANAGEMENT IN
                                                                    LONDON, WHERE SHE MOST
                                                                    RECENTLY WAS PORTFOLIO
                                                                    MANAGEMENT DIRECTOR FOR
                                                                    THE EUROPEAN EQUITY
                                                                    INVESTMENT STRATEGY AND
                                                                    PROCESS.
----------------------------------------------------------------------------------------------
 Andrew                PORTFOLIO MANAGER--             SINCE        MR. SHRIMPTON JOINED THE
 Shrimpton             EMERGING MARKETS EQUITY         1998         INVESTMENT ADVISER AS A
 VICE PRESIDENT        FUND                                         PORTFOLIO MANAGER WITH A
                                                                    FOCUS ON AFRICA AS WELL
                                                                    AS THE FINANCIAL
                                                                    INDUSTRY IN THE EMEA
                                                                    REGION IN 1996. SINCE
                                                                    1985 HE WAS A UK EQUITY
                                                                    ANALYST AND PORTFOLIO
                                                                    MANAGER FOR CIN
                                                                    MANAGEMENT, WHERE HE
                                                                    INITIATED CIN
                                                                    MANAGEMENT'S FIRST
                                                                    INVESTMENTS IN LATIN
                                                                    AMERICA.
----------------------------------------------------------------------------------------------
 Danny Truell          SENIOR PORTFOLIO MANAGER--      SINCE        MR. TRUELL JOINED THE
 EXECUTIVE             EUROPEAN EQUITY FUND            1998         INVESTMENT ADVISER AS A
 DIRECTOR                                                           SENIOR PORTFOLIO MANAGER
                                                                    AND HEAD OF UK EQUITIES
                                                                    IN 1998. FROM 1992 TO
                                                                    1996, HE WAS INVESTMENT
                                                                    BANKING EXECUTIVE
                                                                    DIRECTOR FOR SBC WARBURG
                                                                    AND CHIEF ASIAN EQUITY
                                                                    STRATEGIST.
----------------------------------------------------------------------------------------------
 Anna G. Antici        PORTFOLIO MANAGER--             SINCE        MS. ANTICI JOINED THE
 VICE PRESIDENT        EMERGING MARKETS EQUITY         1998         INVESTMENT ADVISER AS A
                       FUND                                         PORTFOLIO MANAGER IN
                                                                    1997. FROM 1994 TO 1997,
                                                                    SHE WAS A VICE PRESIDENT
                                                                    FOR HSBC ASSET
                                                                    MANAGEMENT, WHERE SHE
                                                                    WAS A PORTFOLIO MANAGER
                                                                    FOR EMERGING MARKETS AND
                                                                    HEAD OF THE LATIN
                                                                    AMERICAN DEPARTMENT.
----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


New York-Based Portfolio Management Team

                                                  YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE      FIVE YEAR EMPLOYMENT HISTORY
-----------------------------------------------------------------------------------------------
 Robert A.            SENIOR PORTFOLIO MANAGER--       SINCE         MR. BECKWITT JOINED THE
 Beckwitt             EMERGING MARKETS EQUITY          1997          INVESTMENT ADVISER AS A
 MANAGING             FUND                                           PORTFOLIO MANAGER IN
 DIRECTOR                                                            1996. FROM 1986 TO 1996,
 HEAD OF                                                             HE WAS CHIEF INVESTMENT
 EMERGING                                                            STRATEGIST-PORTFOLIO
 MARKETS EQUITY                                                      ADVISER TO HIGH NET
                                                                     WORTH INVESTORS AT
                                                                     FIDELITY INVESTMENTS.
-----------------------------------------------------------------------------------------------
 Melissa Brown        SENIOR PORTFOLIO MANAGER--       SINCE         MS. BROWN JOINED THE
 VICE PRESIDENT       CORE INTERNATIONAL EQUITY        1998          INVESTMENT ADVISER AS A
                      FUND                                           PORTFOLIO MANAGER IN
                                                                     1998. FROM 1984 TO 1998,
                                                                     SHE WAS THE DIRECTOR OF
                                                                     QUANTITATIVE EQUITY
                                                                     RESEARCH AND SERVED ON
                                                                     THE INVESTMENT POLICY
                                                                     COMMITTEE AT PRUDENTIAL
                                                                     SECURITIES.
-----------------------------------------------------------------------------------------------
 Mark M. Carhart      PORTFOLIO MANAGER--              SINCE         MR. CARHART JOINED THE
 VICE PRESIDENT       CORE INTERNATIONAL EQUITY        1998          INVESTMENT ADVISER AS A
                      FUND                                           MEMBER OF THE
                                                                     QUANTITATIVE RESEARCH
                                                                     AND RISK MANAGEMENT TEAM
                                                                     IN 1997. FROM AUGUST
                                                                     1995 TO SEPTEMBER 1997,
                                                                     HE WAS ASSISTANT
                                                                     PROFESSOR OF FINANCE AT
                                                                     THE MARSHALL SCHOOL OF
                                                                     BUSINESS AT USC AND A
                                                                     SENIOR FELLOW OF THE
                                                                     WHARTON FINANCIAL
                                                                     INSTITUTIONS CENTER.
                                                                     FROM 1993 TO 1995, HE
                                                                     WAS A LECTURER AND
                                                                     GRADUATE STUDENT AT THE
                                                                     UNIVERSITY OF CHICAGO
                                                                     GRADUATE SCHOOL OF
                                                                     BUSINESS.
-----------------------------------------------------------------------------------------------
 Kent A. Clark         SENIOR PORTFOLIO MANAGER--      SINCE         MR. CLARK JOINED THE
 MANAGING              CORE INTERNATIONAL EQUITY       1997          INVESTMENT ADVISER AS A
 DIRECTOR              FUND                                          PORTFOLIO MANAGER IN THE
                                                                     QUANTITATIVE EQUITY
                                                                     MANAGEMENT TEAM IN 1992.
-----------------------------------------------------------------------------------------------
 Raymond J.            PORTFOLIO MANAGER--             SINCE         MR. IWANOWSKI JOINED THE
 Iwanowski             CORE INTERNATIONAL EQUITY       1998          INVESTMENT ADVISER AS AN
 VICE PRESIDENT        FUND                                          ASSOCIATE AND PORTFOLIO
                                                                     MANAGER IN 1997. FROM
                                                                     1993 TO 1997, HE WAS A
                                                                     VICE PRESIDENT AND HEAD
                                                                     OF THE FIXED DERIVATIVES
                                                                     CLIENT RESEARCH GROUP AT
                                                                     SALOMON BROTHERS.
-----------------------------------------------------------------------------------------------

                                                  YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE      FIVE YEAR EMPLOYMENT HISTORY
-----------------------------------------------------------------------------------------------
 Robert C. Jones       SENIOR PORTFOLIO MANAGER--      SINCE          MR. JONES JOINED THE
 MANAGING              CORE INTERNATIONAL EQUITY       1997           INVESTMENT ADVISER AS A
 DIRECTOR              FUND                                           PORTFOLIO MANAGER IN
                                                                      1989.
-----------------------------------------------------------------------------------------------

Singapore-Based Portfolio Management Team

                                                  YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE      FIVE YEAR EMPLOYMENT HISTORY
-----------------------------------------------------------------------------------------------
 Alice Lui             PORTFOLIO MANAGER--             SINCE         MS. LUI JOINED THE
 VICE PRESIDENT        ASIA GROWTH FUND                1994          INVESTMENT ADVISER AS A
                       INTERNATIONAL EQUITY FUND       1999          PORTFOLIO MANAGER IN
                       INTERNATIONAL SMALL CAP         1999          1990.
                       FUND
                       EMERGING MARKETS EQUITY         1999
                       FUND
-----------------------------------------------------------------------------------------------
 Ravi Shanker         SENIOR PORTFOLIO MANAGER--       SINCE         MR. SHANKER JOINED THE
 VICE PRESIDENT       ASIA GROWTH FUND                 1997          INVESTMENT ADVISER AS AN
                      EMERGING MARKETS EQUITY          1998          OPERATIONS MANAGER IN
                      FUND                                           1997. FROM JULY 1996 TO
                      INTERNATIONAL EQUITY FUND        1999          1997, HE WORKED FOR
                      INTERNATIONAL SMALL CAP          1999          GOLDMAN SACHS IN
                      FUND                                           SINGAPORE AS A STRATEGIC
                                                                     ADVISOR FOR TRANSACTIONS
                                                                     INVOLVING INFRASTRUCTURE
                                                                     INDUSTRIES IN ASIA. FROM
                                                                     1988 TO 1996, HE WORKED
                                                                     FOR GOLDMAN SACHS AS AN
                                                                     INVESTMENT BANKER IN THE
                                                                     INVESTMENT BANKING
                                                                     DIVISION.
-----------------------------------------------------------------------------------------------
 Siew-Hua Thio         PORTFOLIO MANAGER--             SINCE         MS. THIO JOINED THE
 VICE PRESIDENT        ASIA GROWTH FUND                1998          INVESTMENT ADVISER AS A
                       INTERNATIONAL EQUITY FUND       1998          PORTFOLIO MANAGER IN
                       INTERNATIONAL SMALL CAP         1998          1998. FROM 1997 TO 1998,
                       FUND                                          SHE WAS HEAD OF RESEARCH
                       EMERGING MARKETS EQUITY         1998          FOR INDOSUEZ WI CARR IN
                       FUND                                          SINGAPORE. FROM 1993 TO
                                                                     1997, SHE WAS A RESEARCH
                                                                     ANALYST AT THE SAME
                                                                     FIRM.
-----------------------------------------------------------------------------------------------

Tokyo-Based Portfolio Management Team
                                                  YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY             RESPONSIBLE      FIVE YEAR EMPLOYMENT HISTORY
-----------------------------------------------------------------------------------------------
 Shigeka Kouda         PORTFOLIO MANAGER--             SINCE         MR. KOUDA JOINED THE
 VICE PRESIDENT        INTERNATIONAL SMALL CAP         1998          INVESTMENT ADVISER AS A
                       FUND                                          PORTFOLIO MANAGER IN
                                                                     1997. FROM 1992 TO 1997,
                                                                     HE WAS AT THE FIXED
                                                                     INCOME DIVISION OF
                                                                     GOLDMAN SACHS (JAPAN)
                                                                     LIMITED, WHERE HE WAS
                                                                     EXTENSIVELY INVOLVED IN
                                                                     EMERGING MARKETS TRADING
                                                                     AS WELL AS INTERNATIONAL
                                                                     FIXED INCOME
                                                                     INSTITUTIONAL SALES.
-----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                         YEARS PRIMARILY
 NAME AND TITLE   FUND RESPONSIBILITY    RESPONSIBLE      FIVE YEAR EMPLOYMENT HISTORY
--------------------------------------------------------------------------------------
 Shogo Maeda        SENIOR PORTFOLIO          SINCE         MR. MAEDA JOINED THE
 MANAGING           MANAGER--                 1994          INVESTMENT ADVISER AS A
 DIRECTOR           JAPANESE EQUITY FUND                    PORTFOLIO MANAGER IN
                    SENIOR PORTFOLIO          1994          1994. FROM 1987 TO 1994,
                    MANAGER--                 1998          HE WORKED AT NOMURA
                    INTERNATIONAL EQUITY                    INVESTMENT MANAGEMENT
                    FUND                                    INCORPORATED AS A SENIOR
                    INTERNATIONAL SMALL                     PORTFOLIO MANAGER.
                    CAP FUND
--------------------------------------------------------------------------------------
 Miyako             PORTFOLIO MANAGER--       SINCE         MS. SHIBAMOTO JOINED THE
 Shibamoto          JAPANESE EQUITY FUND      1998          INVESTMENT ADVISER AS A
 VICE PRESIDENT                                             MEMBER OF THE JAPANESE
                                                            EQUITY TEAM IN MARCH
                                                            1998. FROM 1993 TO 1998,
                                                            SHE WAS A VICE PRESIDENT
                                                            AT SCUDDER STEVENS AND
                                                            CLARK (JAPAN).
--------------------------------------------------------------------------------------
 Takeya Suzuki      PORTFOLIO MANAGER--       SINCE         MR. SUZUKI JOINED THE
 VICE PRESIDENT     JAPANESE EQUITY FUND      1998          INVESTMENT ADVISER AS A
                                                            PORTFOLIO MANAGER IN
                                                            1996. FROM 1990 TO 1996,
                                                            HE WAS A JAPANESE EQUITY
                                                            PORTFOLIO MANAGER AT
                                                            NOMURA INVESTMENT
                                                            MANAGEMENT WHERE HE
                                                            ACTIVELY MANAGED ASSETS
                                                            FOR U.S. PENSION FUNDS.
--------------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly

                                                               SERVICE PROVIDERS

 known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

 Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and dis-tributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund.
  Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

 The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares. Under certain circumstances, the Funds may make an election to treat a pro-portionate amount of such taxes as constituting a distribution to you, which would allow you either (1) to credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

 Dividends from net investment income and distributions from net capital gains are declared and paid annually.

 From time to time a portion of a Fund's dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, sub-sequent distributions on such shares from such income or realized apprecia-tion may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distribu-tions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:
 .Goldman Sachs:
 .Authorized Dealers; or
 .Directly from Goldman Sachs Trust (the "Trust").

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:
 .Complete the enclosed Account Application
 .Mail your payment and Account Application to:
  YOUR AUTHORIZED DEALER
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  OR

  GOLDMAN SACHS FUNDS C/O NATIONAL FINANCIAL DATA SERVICES, INC. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund AND Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers checques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

 What Is My Minimum Investment In The Funds?

                                                             INITIAL ADDITIONAL
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.


 -----------------------------------------------------------------------------

  MAXIMUM AMOUNT YOU CAN BUY IN THE  Class A No limit
   AGGREGATE ACROSS FUNDS
                         ------------------------------------------------
                                     Class B $250,000
                         ------------------------------------------------
                                     Class C $1,000,000
                         ------------------------------------------------
  INITIAL SALES CHARGE               Class A Applies to purchases of less
                                             than $1 million--varies by
                                             size of investment with a
                                             maximum of 5.5%
                         ------------------------------------------------
                                     Class B None
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------
  CDSC                               Class A 1.00% on certain investments
                                             of $1 million or more IF you
                                             sell within 18 months
                         ------------------------------------------------
                                     Class B 6 year declining CDSC with a
                                             maximum of 5%
                         ------------------------------------------------
                                     Class C 1% if shares are redeemed
                                             within 12 months of purchase
 ------------------------------------------------------------------------
  CONVERSION FEATURE                 Class A None
                         ------------------------------------------------
                                     Class B Class B Shares convert to
                                             Class A Shares after 8 years
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Refuse to open an account if you fail to (i) provide a social security num-ber or other taxpayer identification number; or (ii) certify that such num-ber is correct (if required to do so under applicable law).
 .Reject or restrict any purchase or exchange order by a particular purchaser
  (or group of related purchasers). This may occur, for example, when a pat-tern of

                                                               SHAREHOLDER GUIDE

  frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.
 .Modify or waive the minimum investment amounts.
 .Modify the manner in which shares are offered.
 .Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                     (Value of Assets of the Class)
                      - (Liabilities of the Class)
           NAV = _________________________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 .NAV per share of each share class is calculated by the Fund's custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 NOTE: THE TIME AT WHICH TRANSACTIONS AND SHARES ARE PRICED AND THE TIME BY WHICH ORDERS MUST BE RECEIVED MAY BE CHANGED IN CASE OF AN EMERGENCY OR IF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE IS STOPPED AT A TIME OTHER THAN 4:00 P.M. NEW YORK TIME.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund opera-tions and other relevant factors.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 THE OFFERING PRICE OF CLASS A SHARES OF EACH FUND IS THE NEXT DETERMINED NAV PER SHARE PLUS AN INITIAL SALES CHARGE PAID TO GOLDMAN SACHS AT THE TIME OF PURCHASE OF SHARES. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as fol-lows:


                                                     SALES CHARGE  MAXIMUM DEALER
                                     SALES CHARGE AS AS PERCENTAGE  ALLOWANCE AS
         AMOUNT OF PURCHASE           PERCENTAGE OF  OF NET AMOUNT  PERCENTAGE OF
  (INCLUDING SALES CHARGE, IF ANY)   OFFERING PRICE    INVESTED    OFFERING PRICE*
 ---------------------------------------------------------------------------------
  Less than $50,000                       5.50%          5.82%          5.00%
  $50,000 up to (but less than)
   $100,000                               4.75           4.99           4.00
  $100,000 up to (but less than)
   $250,000                               3.75           3.90           3.00
  $250,000 up to (but less than)
   $500,000                               2.75           2.83           2.25
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

   * Dealer's allowance may be changed periodically. During special promo-tions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of cer-tain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commis-sion in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-spon-sored benefit plans investing in the Funds which satisfy the criteria set forth below in "When Are Class A Shares Not Subject To A Sales Load" or $1 million or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the cal-endar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the pur-chase was made.

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, exclud-ing any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemp-tions in certain circumstances. See "In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 .Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individ-uals;
 .Qualified retirement plans of Goldman Sachs;
 .Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 .Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 .Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 .Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from pay-ing a sales charge or commission in connection with the purchase of shares of a Fund;
 .Pension and profit sharing plans, pension funds and other company-sponsored benefit plans that:
  .Buy shares of Goldman Sachs Funds worth $500,000 or more; or .Have 100 or more eligible employees at the time of purchase; or .Certify that they expect to have annual plan purchases of shares of
   Goldman Sachs Funds of $200,000 or more; or .Are provided administrative services by certain third-party administra-
   tors that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
  .Have at the time of purchase aggregate assets of at least $2,000,000;

 ."Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
 .Registered investment advisers investing for accounts for which they receive asset-based fees;
 .Accounts over which GSAM or its advisory affiliates have investment discre-
  tion; or
 .Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 YOU MUST CERTIFY ELIGIBILITY FOR ANY OF THE ABOVE EXEMPTIONS ON YOUR ACCOUNT APPLICATION AND NOTIFY THE FUND IF YOU NO LONGER ARE ELIGIBLE FOR THE EXEMP-TION. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 .RIGHT OF ACCUMULATION: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds' Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Addi-tional Statement has more information about the Right of Accumulation.
 .STATEMENT OF INTENTION: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

                                                               SHAREHOLDER GUIDE


 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 YOU MAY PURCHASE CLASS B SHARES OF THE FUNDS AT THE NEXT DETERMINED NAV WITHOUT AN INITIAL SALES CHARGE. HOWEVER, CLASS B SHARES REDEEMED WITHIN SIX YEARS OF PURCHASE WILL BE SUBJECT TO A CDSC AT THE RATES SHOWN IN THE TABLE BELOW BASED ON HOW LONG YOU HELD YOUR SHARES.

 The CDSC schedule is as follows:

                             CDSC AS A
                           PERCENTAGE OF
                           DOLLAR AMOUNT
  YEAR SINCE PURCHASE     SUBJECT TO CDSC
 ----------------------------------------
  First                          5%
  Second                         4%
  Third                          3%
  Fourth                         3%
  Fifth                          2%
  Sixth                          1%
  Seventh and thereafter       None
 ----------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Deal-ers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 YOU MAY PURCHASE CLASS C SHARES OF THE FUNDS AT THE NEXT DETERMINED NAV WITHOUT PAYING AN INITIAL SALES CHARGE. HOWEVER, IF YOU REDEEM CLASS C SHARES WITHIN 12 MONTHS OF PURCHASE, A CDSC OF 1% WILL BE DEDUCTED FROM THE REDEMPTION PROCEEDS; PROVIDED THAT IN CONNECTION WITH PURCHASES BY PENSION AND PROFIT SHARING PLANS, PENSION FUNDS AND OTHER COMPANY-SPONSORED BENEFIT PLANS, WHERE ALL OF THE CLASS C SHARES ARE REDEEMED WITHIN 12 MONTHS OF PUR-CHASE, A CDSC OF 1% MAY BE IMPOSED UPON THE PLAN SPONSOR OR THIRD PARTY ADMINISTRATOR.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 .The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  .No CDSC is charged on shares acquired from reinvested dividends or capi-
   tal gains distributions.
  .No CDSC is charged on the per share appreciation of your account over the initial purchase price.
  .When counting the number of months since a purchase of Class B or Class C
   Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 .To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

                                                               SHAREHOLDER GUIDE

 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 .Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Retirement Plan");
 .The death or disability (as defined in Section 72(m)(7) of the Internal
  Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 .Hardship withdrawals by a participant or beneficiary in a Retirement Plan; .Satisfying the minimum distribution requirements of the Code;
 .Establishing "substantially equal periodic payments" as described under
  Section 72(t)(2) of the Code;
 .The separation from service by a participant or beneficiary in a Retirement
  Plan;
 .The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 .Excess contributions distributed from a Retirement Plan;
 .Distributions from a qualified Retirement Plan invested in the Goldman
  Sachs Funds which are being rolled over to a Goldman Sachs IRA; or .Redemption proceeds which are to be reinvested in accounts or non-regis-
  tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 THE DECISION AS TO WHICH CLASS TO PURCHASE DEPENDS ON THE AMOUNT YOU INVEST, THE INTENDED LENGTH OF THE INVESTMENT AND YOUR PERSONAL SITUATION.

 .CLASS A SHARES. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 .CLASS B SHARES. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and serv-ice fee paid by Class B

  Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus, lower performance and lower divi-dend payments (to the extent dividends are paid) than Class A Shares.
  A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 .CLASS C SHARES. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is avail-able to work for you from the time you make your initial investment. Howev-er, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 NOTE: AUTHORIZED DEALERS MAY RECEIVE DIFFERENT COMPENSATION FOR SELLING CLASS A, CLASS B OR CLASS C SHARES.

  In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are sub-ject to different fees and expenses (which affect performance), have dif-ferent minimum investment requirements and are entitled to different serv-ices. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. EACH FUND WILL REDEEM ITS SHARES UPON REQUEST ON ANY BUSINESS DAY AT THE NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM, SUBJECT TO ANY APPLICABLE CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

                                                               SHAREHOLDER GUIDE



  INSTRUCTIONS FOR REDEMPTIONS:
 -------------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Obtain a signature guarantee (see details below)
                   .Mail your request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 419711
                    Kansas City, MO 64141-6711
 -------------------------------------------------------------------------
  BY TELEPHONE:     If you have not declined the telephone redemption
                    privileges on your Account Application:
                   .1-800-526-7384
                    (8:00 a.m. to 4:00 p.m. New York time)
                   .You may redeem up to $50,000 of your shares
                    within any 7 calendar day period
                   .Proceeds which are sent directly to a Goldman
                    Sachs brokerage account are not subject to the
                    $50,000 limit
 -------------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 .You are requesting in writing to redeem shares in an amount over $50,000; .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indi-cating another address or account) and exchanges of shares normally will be made only to an identically registered account.
 .Telephone redemptions will not be accepted during the 30-day period follow-
  ing any change in your address of record.
 .The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tele-phone redemptions on your behalf.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 How Are Redemption Proceeds Paid?
 BY WIRE: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

                                                               SHAREHOLDER GUIDE

 .To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 BY CHECK: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
  .Class A or B Shares--Class A Shares of the same Fund or any other Goldman
   Sachs Fund
  .Class C Shares--Class C Shares of the same Fund or any other Goldman
   Sachs Fund

 .You should obtain and read the applicable prospectuses before investing in any other Funds.
 .If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subse-quent redemption. For Class B Shares, you may reinvest the redemption pro-ceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemp-tion of the Class B Shares will not be credited to your account.
 .The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exer-cised once per year upon receipt of a written request.
 .You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  INSTRUCTIONS FOR EXCHANGING SHARES:
 -----------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to exchange
                   .Obtain a signature guarantee (see details above)
                   .Mail the request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 419711
                    Kansas City, MO 64141-6711
                   or for overnight delivery -
                   Goldman Sachs Funds
                   c/o NFDS
                   330 West 9th St.
                   Poindexter Bldg., 1st Floor
                   Kansas City, MO 64105
 -----------------------------------------------------------------------
  BY TELEPHONE:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   .1-800-526-7384
                    (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------------

                                                               SHAREHOLDER GUIDE

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .Six free exchanges are allowed in each 12 month period.
 .A $12.50 fee may be charged for each subsequent exchange.
 .There is no charge for exchanges made pursuant to the Automatic Exchange
  Program.
 .The exchanged shares may later be exchanged for shares of the same class
  (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
 .When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares origi-nally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
 .Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs and NFDS may use reasonable procedures described under "What
  Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
 .Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge or CDSC will be imposed.
 .You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge is imposed.
 .Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 .Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 .Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 .You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

                                                               SHAREHOLDER GUIDE

 .You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 .You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 .It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 .You must have a minimum balance of $5,000 in a Fund.
 .Checks are mailed on or about the 25th day of each month.
 .Each systematic withdrawal is a redemption and therefore a taxable transac-
  tion.
 .The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-526-7384. You will also be provided with a printed confirmation for each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmations on a differ-ent schedule. The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 .A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 .Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Autho-rized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from

                                                               SHAREHOLDER GUIDE

 their arrangements. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Authorized Dealers, Goldman
  Sachs and their respective officers, employees and sales representatives; .Commissions paid to Authorized Dealers;
 .Allocable overhead;
 .Telephone and travel expenses;
 .Interest and other costs associated with the financing of such compensation and expenses;
 .Printing of prospectuses for prospective shareholders;
 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class A, Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or simi-lar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six

                                                                        TAXATION

 months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calculated by

                                                                      APPENDIX A

 dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks


 RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES AND REITS. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of suffi-cient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have lim-ited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

 RISKS OF FOREIGN INVESTMENTS. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year

                                                                      APPENDIX A

 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign gov-ernments may be disrupted by the Year 2000 Problem, and the investment port-folio of a Fund may be adversely affected. Furthermore, with respect to cer-tain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and polit-ical or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 RISKS OF EMERGING COUNTRIES. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are gener-ally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and

                                                                      APPENDIX A

 ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging coun-tries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of the characteristics discussed above and lower trading vol-umes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 RISKS OF DERIVATIVE INVESTMENTS. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 RISKS OF ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 CREDIT RISKS. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse

                                                                      APPENDIX A

 economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 TEMPORARY INVESTMENT RISKS. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attribut-able to changes in interest rates. Generally, the market value of convert-ible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 FOREIGN CURRENCY TRANSACTIONS. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are

                                                                      APPENDIX A

 not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the bene-fits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 STRUCTURED SECURITIES. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITS. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selec-tion and durations in accordance with their investment objectives and poli-cies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of ini-tial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered

                                                                      APPENDIX A

 into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 EQUITY SWAPS. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A for-ward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settle-ment period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with primary dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 LENDING OF PORTFOLIO SECURITIES. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

                                                                      APPENDIX A


 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 SHORT SALES AGAINST-THE-BOX. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 OTHER INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 .STANDARD & POOR'S DEPOSITORY RECEIPTS. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .WORLD EQUITY BENCHMARK SHARES. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 UNSEASONED COMPANIES. Each Fund may invest in companies (including predeces-sors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have lim-ited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned compa-nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 CORPORATE DEBT OBLIGATIONS. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial insti-tutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

 BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but

                                                                      APPENDIX A

 different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addi-tion, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic condi-tions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. government.

 MORTGAGE-BACKED SECURITIES. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of under-lying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes hav-ing an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages princi-pally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 ASSET-BACKED SECURITIES. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a secu-rity interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 BORROWINGS. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of their total assets for tempo-rary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 CORE INTERNATIONAL EQUITY FUND



                                                      INCOME FROM
                                                INVESTMENT OPERATIONS/D/
                                            ------------------------------
                                                        NET REALIZED AND
                                                           UNREALIZED
                                                           GAIN (LOSS)
                                  NET ASSET    NET       ON INVESTMENTS,
                                   VALUE,   INVESTMENT FUTURES AND FOREIGN
                                  BEGINNING   INCOME    CURRENCY RELATED
                                  OF PERIOD   (LOSS)      TRANSACTIONS
--------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1999 - Class A Shares              $ 9.22     $(0.01)         $0.79
1999 - Class B Shares                9.21         --           0.74
1999 - Class C Shares                9.22         --           0.74
1999 - Institutional Shares          9.24       0.05           0.80
1999 - Service Shares                9.23         --           0.81
--------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1998 - Class A Shares (commenced
 August 15, 1997)                   10.00         --          (0.78)
1998 - Class B Shares (commenced
 August 15, 1997)                   10.00      (0.02)         (0.77)
1998 - Class C Shares (commenced
 August 15, 1997)                   10.00      (0.02)         (0.76)
1998 - Institutional Shares
 (commenced August 15, 1997)        10.00       0.02          (0.76)
1998 - Service Shares (commenced
 August 15, 1997)                   10.00       0.01          (0.78)
--------------------------------------------------------------------------

                                                                      APPENDIX B





      DISTRIBUTIONS TO
        SHAREHOLDERS
  ---------------------------
                  FROM NET        NET
                  REALIZED      INCREASE                              NET
                  GAIN ON      (DECREASE)   NET ASSET               ASSETS
   FROM NET      INVESTMENT      IN NET      VALUE,                 AT END
  INVESTMENT    AND FUTURES      ASSET       END OF      TOTAL     OF PERIOD
    INCOME      TRANSACTIONS     VALUE       PERIOD    RETURN/A/   (IN 000S)
----------------------------------------------------------------------------
    $(0.02)         $ --         $ 0.76      $ 9.98       8.37%    $110,338
        --            --           0.74        9.95       8.03        7,401
        --            --           0.74        9.96       8.03        3,742
     (0.03)           --           0.82       10.06       9.20      280,731
     (0.02)           --           0.79       10.02       8.74           22
----------------------------------------------------------------------------
        --            --          (0.78)       9.22      (7.66)c      7,087
        --            --          (0.79)       9.21      (7.90)c      2,721
        --            --          (0.78)       9.22      (7.80)c      1,608
     (0.02)           --          (0.76)       9.24      (7.45)c     17,719
        --            --          (0.77)       9.23      (7.70)c          1
----------------------------------------------------------------------------

                                                    RATIOS ASSUMING
                                                  NO VOLUNTARY WAIVER
                                                      OF FEES OR
                                                  EXPENSE LIMITATIONS
                                                 ---------------------
                                                             RATIO OF
                                                               NET
                         RATIO OF  RATIO OF NET             INVESTMENT
                           NET      INVESTMENT    RATIO OF    INCOME
                         EXPENSES  INCOME (LOSS)  EXPENSES  (LOSS) TO  PORTFOLIO
                        TO AVERAGE  TO AVERAGE   TO AVERAGE  AVERAGE   TURNOVER
                        NET ASSETS  NET ASSETS   NET ASSETS NET ASSETS   RATE
--------------------------------------------------------------------------------
FOR THE YEAR ENDED
 JANUARY 31,
1999 - Class A Shares      1.63%       (0.11)%      1.94%     (0.42)%   194.61%
1999 - Class B Shares      2.08        (0.03)       2.39      (0.34)    194.61
1999 - Class C Shares      2.08        (0.04)       2.39      (0.35)    194.61
1999 - Institutional
 Shares                    1.01         0.84        1.32       0.53     194.61
1999 - Service Shares      1.50         0.02        1.81      (0.29)    194.61
--------------------------------------------------------------------------------
FOR THE PERIOD ENDED
 JANUARY 31,
1998 - Class A Shares
 (commenced August 15,
 1997)                     1.50b       (0.27)b      4.87b     (3.90)b    25.16c
1998 - Class B Shares
 (commenced August 15,
 1997)                     2.00b       (0.72)b      5.12b     (3.84)b    25.16c
1998 - Class C Shares
 (commenced August 15,
 1997)                     2.00b       (0.73)b      5.12b     (3.85)b    25.16c
1998 - Institutional
 Shares (commenced
 August 15, 1997)          1.00b        0.59 b      4.12b     (2.53)b    25.16c
1998 - Service Shares
 (commenced August 15,
 1997)                     1.50b        0.26 b      4.62b     (2.86)b    25.16c
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

 ASIA GROWTH FUND



                                                            INCOME FROM
                                                      INVESTMENT OPERATIONS/D/
                                                    ---------------------------
                                                                 NET REALIZED
                                                                AND UNREALIZED
                                                                 GAIN (LOSS)
                                          NET ASSET    NET     ON INVESTMENTS,
                                           VALUE,   INVESTMENT   AND FOREIGN
                                          BEGINNING   INCOME   CURRENCY RELATED
                                          OF PERIOD   (LOSS)     TRANSACTIONS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                      $ 8.38     $0.07         $(0.66)
1999 - Class B Shares                        8.31       0.01         (0.64)
1999 - Class C Shares                        8.29         --         (0.61)
1999 - Institutional Shares                  8.44       0.03         (0.56)
-------------------------------------------------------------------------------
1998 - Class A Shares                       16.31         --         (7.90)
1998 - Class B Shares                       16.24       0.01         (7.91)
1998 - Class C Shares (commenced August
 15, 1997)                                  15.73       0.01         (7.42)
1998 - Institutional Shares                 16.33       0.10         (7.96)
-------------------------------------------------------------------------------
1997 - Class A Shares                       16.49       0.06         (0.11)
1997 - Class B Shares (commenced May 1,
 1996)                                      17.31      (0.05)        (0.48)
1997 - Institutional Shares (commenced
 February 2, 1996)                          16.61       0.04         (0.11)
-------------------------------------------------------------------------------
1996 - Class A Shares                       13.31       0.17          3.44
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1995 - Class A Shares (commenced July 8,
 1994)                                      14.18       0.11         (0.89)
-------------------------------------------------------------------------------

                                                                      APPENDIX B





    DISTRIBUTIONS TO SHAREHOLDERS
  -------------------------------------
                            FROM NET
                            REALIZED       NET
               IN EXCESS    GAIN ON     INCREASE                        NET ASSETS
   FROM NET      OF NET    INVESTMENT  (DECREASE)  NET ASSET              AT END
  INVESTMENT   INVESTMENT AND FUTURES    IN NET    VALUE, END  TOTAL    OF PERIOD
    INCOME       INCOME   TRANSACTIONS ASSET VALUE OF PERIOD  RETURN/A/ (IN 000S)
----------------------------------------------------------------------------------
    $   --       $   --      $   --      $(0.59)     $ 7.79    (7.04)%   $59,940
        --           --          --       (0.63)       7.68    (7.58)      4,190
        --           --          --       (0.61)       7.68    (7.36)        999
        --           --          --       (0.53)       7.91    (6.28)      4,200
----------------------------------------------------------------------------------
        --        (0.03)         --       (7.93)       8.38   (48.49)     87,437
        --        (0.03)         --       (7.93)       8.31   (48.70)      3,359
        --        (0.03)         --       (7.44)       8.29   (47.17)c       436
     (0.03)          --          --       (7.89)       8.44   (48.19)        874
----------------------------------------------------------------------------------
     (0.12)          --       (0.01)      (0.18)      16.31    (1.01)    263,014
     (0.51)       (0.03)         --       (1.07)      16.24    (6.02)c     3,354
     (0.11)       (0.06)      (0.04)      (0.28)      16.33    (1.09)c    13,322
----------------------------------------------------------------------------------
     (0.12)       (0.14)      (0.17)       3.18       16.49    26.49     205,539
----------------------------------------------------------------------------------
      0.01           --       (0.10)      (0.87)      13.31    (5.46)c   124,298
----------------------------------------------------------------------------------

                                                      RATIOS ASSUMING
                                                    NO VOLUNTARY WAIVER
                                                        OF FEES OR
                                                    EXPENSE LIMITATIONS
                                                   ---------------------
                                                               RATIO OF
                                                                 NET
                           RATIO OF  RATIO OF NET             INVESTMENT
                             NET      INVESTMENT    RATIO OF    INCOME
                           EXPENSES  INCOME (LOSS)  EXPENSES  (LOSS) TO  PORTFOLIO
                          TO AVERAGE  TO AVERAGE   TO AVERAGE  AVERAGE   TURNOVER
                          NET ASSETS  NET ASSETS   NET ASSETS NET ASSETS   RATE
----------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares        1.93%        0.63%       2.48%      0.08%    106.00%
1999 - Class B Shares        2.45         0.10        2.97      (0.42)    106.00
1999 - Class C Shares        2.45         0.10        2.97      (0.42)    106.00
1999 - Institutional
 Shares                      1.16         1.10        1.68       0.58     106.00
----------------------------------------------------------------------------------
1998 - Class A Shares        1.75         0.31        1.99       0.07     105.16
1998 - Class B Shares        2.30        (0.29)       2.50      (0.49)    105.16
1998 - Class C Shares
 (commenced August 15,
 1997)                       2.35b       (0.26)b      2.55b     (0.46)b   105.16
1998 - Institutional
 Shares                      1.11         0.87        1.31       0.67     105.16
----------------------------------------------------------------------------------
1997 - Class A Shares        1.67         0.20        1.87         --      48.40
1997 - Class B Shares
 (commenced May 1, 1996)     2.21b       (0.56)b      2.37b     (0.72)b    48.40
1997 - Institutional
 Shares (commenced
 February 2, 1996)           1.10b        0.54b       1.26b      0.38b     48.40
----------------------------------------------------------------------------------
1998 - Class A Shares        1.77         1.05        2.02       0.80      88.80
----------------------------------------------------------------------------------
FOR THE PERIOD ENDED
 JANUARY 31,
1995 - Class A Shares
 (commenced July 8,
 1994)                       1.90b        1.83b       2.38b      1.35b     36.08c
----------------------------------------------------------------------------------

                      [This page intentionally left blank]

 INTERNATIONAL SMALL CAP FUND



                                                          INCOME FROM
                                                    INVESTMENT OPERATIONS/D/
                                                -------------------------------
                                                               NET REALIZED
                                                              AND UNREALIZED
                                                                 GAIN ON
                                      NET ASSET                INVESTMENTS,
                                       VALUE,      NET         FUTURES AND
                                      BEGINNING INVESTMENT   FOREIGN CURRENCY
                                      OF PERIOD    LOSS    RELATED TRANSACTIONS
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1999 - Class A Shares (commenced May
 1, 1998)                              $10.00     $(0.04)         $0.66
1999 - Class B Shares (commenced May
 1, 1998)                               10.00      (0.10)          0.71
1999 - Class C Shares (commenced May
 1, 1998)                               10.00      (0.06)          0.67
1999 - Institutional Shares
 (commenced May 1, 1998)                10.00         --           0.67
1999 - Service Shares (commenced May
 1, 1998)                               10.00      (0.02)          0.63
-------------------------------------------------------------------------------

                                                                      APPENDIX B






      DISTRIBUTIONS TO SHAREHOLDERS
  -----------------------------------------
                              FROM NET
                           REALIZED GAIN
                           ON INVESTMENT,                                                RATIO OF
               IN EXCESS    FUTURES AND                                      NET ASSETS    NET
   FROM NET      OF NET   FOREIGN CURRENCY NET INCREASE NET ASSET            AT END OF   EXPENSES
  INVESTMENT   INVESTMENT     RELATED      IN NET ASSET VALUE, END   TOTAL    PERIOD    TO AVERAGE
    INCOME       INCOME     TRANSACTIONS      VALUE     OF PERIOD  RETURN/A/ (IN 000S)  NET ASSETS
-------------------------------------------------------------------------------------------------
     $ --        $  --          $ --          $0.62       $10.62    6.20%c   $33,002      2.02%b
       --           --            --           0.61        10.61    6.10c        213      2.51b
       --           --            --           0.61        10.61    6.10c        175      2.51b
       --        (0.01)           --           0.66        10.66    6.67c     36,992      1.40b
       --           --            --           0.61        10.61    6.10c          2      1.90b
-------------------------------------------------------------------------------------------------

                                                 RATIOS ASSUMING
                                               NO VOLUNTARY WAIVER
                                                   OF FEES OR
                                               EXPENSE LIMITATIONS
                                              ---------------------
                                   RATIO OF               RATIO OF
                                     NET                    NET
                                  INVESTMENT   RATIO OF  INVESTMENT
                                   LOSS TO     EXPENSES   LOSS TO    PORTFOLIO
                                   AVERAGE    TO AVERAGE  AVERAGE    TURNOVER
                                  NET ASSETS  NET ASSETS NET ASSETS    RATE
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1999 - Class A Shares (commenced
 May 1, 1998)                       (1.03)%b     3.60%b    (2.61)%b    96.11%c
1999 - Class A B Shares
 (commenced May 1, 1998)            (1.30)b      4.09b     (2.88)b     96.11c
1999 - Class A Shares (commenced
 May 1, 1998)                       (1.45)b      4.09b     (3.03)b     96.11c
1999 - Institutional Shares
 (commenced May 1, 1998)            (0.19)b      2.98b     (1.77)b     96.11c
1999 - Service Shares (commenced
 May 1, 1998)                       (0.26)b      3.48b     (1.84)b     96.11c
------------------------------------------------------------------------------

                      [This page intentionally left blank]

                                                                      APPENDIX B




 INTERNATIONAL EQUITY FUND



                                                           INCOME FROM
                                                     INVESTMENT OPERATIONS/D/
                                                   ---------------------------
                                                                NET REALIZED
                                                               AND UNREALIZED
                                                               GAIN (LOSS) ON
                                         NET ASSET    NET     INVESTMENTS AND
                                          VALUE,   INVESTMENT     FOREIGN
                                         BEGINNING   INCOME   CURRENCY RELATED
                                         OF PERIOD   (LOSS)     TRANSACTIONS
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1999 - Class A Shares                     $19.85     $(0.06)       $ 3.24
1999 - Class B Shares                      19.70      (0.17)         3.21
1999 - Class C Shares                      19.56      (0.15)         3.15
1999 - Institutional Shares                19.97       0.03          3.31
1999 - Service Shares                      19.84      (0.04)         3.24
------------------------------------------------------------------------------
1998 - Class A Shares                      19.32       0.03          2.04
1998 - Class B Shares                      19.24      (0.08)         2.02
1998 - Class C Shares (commenced
 August 15, 1997)                          22.60      (0.04)        (1.38)
1998 - Institutional Shares                19.40       0.10          2.11
1998 - Service Shares                      19.34       0.02          2.06
------------------------------------------------------------------------------
1997 - Class A Shares                      17.20       0.10          2.23
1997 - Class B Shares (commenced May 1,
 1996)                                     18.91      (0.06)         0.60
1997 - Institutional Shares (commenced
 February 7, 1996)                         17.45       0.04          2.15
1997 - Service Shares (commenced
 March 6, 1996)                            17.70      (0.02)         1.87
------------------------------------------------------------------------------
1996 - Class A Shares                      14.52       0.13          4.00
------------------------------------------------------------------------------
1995 - Class A Shares                      18.10       0.06         (3.05)
------------------------------------------------------------------------------

      DISTRIBUTIONS TO SHAREHOLDERS
  -----------------------------------------
                              FROM NET
                           REALIZED GAIN
               IN EXCESS   ON INVESTMENT   NET INCREASE                      NET ASSETS   RATIO OF
   FROM NET      OF NET     AND FOREIGN     (DECREASE)  NET ASSET            AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT CURRENCY RELATED IN NET ASSET VALUE, END  TOTAL      PERIOD    TO AVERAGE
    INCOME       INCOME     TRANSACTIONS      VALUE     OF PERIOD  RETURN/A/ (IN 000S)   NET ASSETS
----------------------------------------------------------------------------------------------------
    $   --       $   --        $(1.11)        $ 2.07      $21.92    16.39%    $947,973      1.73%
        --           --         (1.11)          1.93       21.63    15.80       69,231      2.24
        --           --         (1.11)          1.89       21.45    15.70       11,619      2.24
        --           --         (1.11)          2.23       22.20    17.09      111,315      1.13
        --           --         (1.11)          2.09       21.93    16.49        3,568      1.63
----------------------------------------------------------------------------------------------------
        --        (0.30)        (1.24)          0.53       19.85    11.12      697,590      1.67
        --        (0.25)        (1.23)          0.46       19.70    10.51       55,324      2.20
        --        (0.38)        (1.24)         (3.04)      19.56    (5.92)c      3,369      2.27b
     (0.07)       (0.33)        (1.24)          0.57       19.97    11.82       56,263      1.08
        --        (0.35)        (1.23)          0.50       19.84    11.25        3,035      1.55
----------------------------------------------------------------------------------------------------
        --           --         (0.21)          2.12       19.32    13.48      536,283      1.69
        --           --         (0.21)          0.33       19.24     2.83c      19,198      2.23b
     (0.03)          --         (0.21)          1.95       19.40    12.53c      68,374      1.10b
        --           --         (0.21)          1.64       19.34    10.42c         674      1.60b
----------------------------------------------------------------------------------------------------
     (0.58)          --         (0.87)          2.68       17.20    28.68      330,860      1.52
----------------------------------------------------------------------------------------------------
        --           --         (0.59)         (3.58)      14.52   (16.65)     275,086      1.73
----------------------------------------------------------------------------------------------------

                                                                      APPENDIX B

                                                RATIOS ASSUMING
                                               NO VOLUNTARY WAIVER
                                                    OF FEES
                                             OR EXPENSE LIMITATIONS
                                            -----------------------


                              RATIO OF                    RATIO OF
                           NET INVESTMENT   RATIO OF   NET INVESTMENT
                          INCOME (LOSS) TO EXPENSES TO INCOME (LOSS)  PORTFOLIO
                            AVERAGE NET      AVERAGE   TO AVERAGE NET TURNOVER
                               ASSETS      NET ASSETS      ASSETS       RATE
-------------------------------------------------------------------------------
FOR THE YEARS ENDED
 JANUARY 31,
1999 - Class A Shares          (0.28)%        1.82%        (0.37)%     113.79%
1999 - Class B Shares          (0.79)         2.32         (0.87)      113.79
1999 - Class C Shares          (0.98)         2.32         (1.06)      113.79
1999 - Institutional
 Shares                         0.23          1.21          0.15       113.79
1999 - Service Shares          (0.18)         1.71         (0.26)      113.79
-------------------------------------------------------------------------------
1998 - Class A Shares          (0.27)         1.80         (0.40)       40.82
1998 - Class B Shares          (0.90)         2.30         (1.00)       40.82
1998 - Class C Shares
 (commenced August 15,
 1997)                         (1.43)b        2.37b        (1.53)b      40.82
1998 - Institutional
 Shares                         0.30          1.18          0.20        40.82
1998 - Service Shares          (0.36)         1.65         (0.46)       40.82
-------------------------------------------------------------------------------
1997 - Class A Shares          (0.07)         1.88         (0.26)       38.01
1997 - Class B Shares
 (commenced May 1, 1996)       (0.97)b        2.38b        (1.12)b      38.01
1997 - Institutional
    Shares (commenced
    February 7, 1996)           0.43b         1.25b         0.28b       38.01
1997 - Service Shares
 (commenced March 6,
 1996)                         (0.40)b        1.75b        (0.55)b      38.01
-------------------------------------------------------------------------------
1996 - Class A Shares           0.26          1.77          0.01        68.48
-------------------------------------------------------------------------------
1995 - Class A Shares           0.40          1.98          0.15        84.54
-------------------------------------------------------------------------------

                      [This page intentionally left blank]

 JAPANESE EQUITY FUND



                                                           INCOME FROM
                                                     INVESTMENT OPERATIONS/D/
                                                   ---------------------------
                                                                NET REALIZED
                                                               AND UNREALIZED
                                                                  GAIN ON
                                         NET ASSET            INVESTMENTS AND
                                          VALUE,      NET         FOREIGN
                                         BEGINNING INVESTMENT CURRENCY RELATED
                                         OF PERIOD    LOSS      TRANSACTIONS
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1999 - Class A Shares (commenced May 1,
1998)                                     $10.00     $(0.06)       $1.12
1999 - Class B Shares (commenced May 1,
1998)                                      10.00      (0.08)        1.11
1999 - Class C Shares (commenced May 1,
1998)                                      10.00      (0.09)        1.13
1999 - Institutional Shares (commenced
May 1, 1998)                               10.00      (0.02)        1.13
1999 - Service Shares (commenced May 1,
1998)                                      10.00      (0.05)        1.09
------------------------------------------------------------------------------

                                                                      APPENDIX B




   DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------
                         FROM NET
                       REALIZED GAIN
                       ON INVESTMENT
            IN EXCESS   AND FOREIGN                                   NET ASSETS   RATIO OF
 FROM NET     OF NET     CURRENCY    NET INCREASE NET ASSET           AT END OF  NET EXPENSES
INVESTMENT  INVESTMENT    RELATED    IN NET ASSET VALUE, END  TOTAL     PERIOD    TO AVERAGE
  INCOME      INCOME   TRANSACTIONS     VALUE     OF PERIOD  RETURN/A/ (IN 000S)   NET ASSETS
---------------------------------------------------------------------------------------------
    --           --          --         $1.06       $11.06    10.60%c  $ 8,391       1.64%b
    --           --          --          1.03        11.03    10.30b     1,427       2.15b
    --           --          --          1.04        11.04    10.40c       284       2.15b
    --        (0.01)         --          1.10        11.10    11.06c    11,418       1.03b
    --           --          --          1.04        11.04    10.43c         2       1.53b
---------------------------------------------------------------------------------------------

                                         RATIOS ASSUMING NO VOLUNTARY
                                              WAIVER OF FEES OR
                                             EXPENSE LIMITATIONS
                                         ----------------------------


                             RATIO OF                           RATIO OF
                          NET INVESTMENT   RATIO OF          NET INVESTMENT
                             LOSS TO     EXPENSES TO         LOSS TO AVERAGE        PORTFOLIO
                           AVERAGE NET     AVERAGE                 NET              TURNOVER
                              ASSETS      NET ASSETS              ASSETS              RATE
---------------------------------------------------------------------------------------------
1999 - Class A Shares
(commenced May 1, 1998)       (1.20)%b       4.18%b               (3.74)%b            53.29%c
1999 - Class B Shares
(commenced May 1, 1998)       (1.76)b        4.69b                (4.30)b             53.29c
1999 - Class C Shares
(commenced May 1, 1998)       (1.69)b        4.69b                (4.23)b             53.29c
1999 - Institutional
Shares (commenced May 1,
1998)                         (0.36)b        3.57b                (2.90)b             53.29c
1999 - Service Shares
(commenced May 1, 1998)       (0.68)b        4.07b                (3.22)b             53.29c
---------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EMERGING MARKETS EQUITY FUND


                                                            INCOME FROM
                                                      INVESTMENT OPERATIONS/D/
                                                     -------------------------
                                                                 NET REALIZED
                                                                AND UNREALIZED
                                                                   LOSS ON
                                                                 INVESTMENTS
                                           NET ASSET    NET      AND FOREIGN
                                            VALUE,   INVESTMENT    CURRENCY
                                           BEGINNING   INCOME      RELATED
                                           OF PERIOD   (LOSS)    TRANSACTIONS
------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1999 - Class A Shares                       $ 9.69     $ 0.04       $(2.40)
1999 - Class B Shares                         9.69       0.03        (2.41)
1999 - Class C Shares                         9.70       0.01        (2.39)
1999 - Institutional Shares                   9.70       0.06        (2.36)
1999 - Service Shares                         9.69      (0.13)       (2.41)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1998 - Class A Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
1998 - Class B Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
1998 - Class C Shares (commenced December
15, 1997)                                    10.00         --        (0.30)
1998 - Institutional Shares (commenced
December 15, 1997)                           10.00       0.01        (0.31)
1998 - Service Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
------------------------------------------------------------------------------

                                                                      APPENDIX B






      DISTRIBUTIONS TO SHAREHOLDERS
  -----------------------------------------
                              FROM NET
                           REALIZED GAIN
               IN EXCESS   ON INVESTMENT                                     NET ASSETS   RATIO OF
   FROM NET      OF NET     AND FOREIGN    NET DECREASE NET ASSET            AT END OF  NET EXPENSES
  INVESTMENT   INVESTMENT CURRENCY RELATED IN NET ASSET VALUE, END  TOTAL      PERIOD    TO AVERAGE
    INCOME       INCOME     TRANSACTIONS      VALUE     OF PERIOD  RETURN/A/ (IN 000S)   NET ASSETS
----------------------------------------------------------------------------------------------------
    $(0.07)      $(0.22)         --           $(2.65)     $7.04    (24.32)%   $52,704       2.09%
     (0.07)       (0.21)         --            (2.66)      7.03    (24.51)        459       2.59
     (0.07)       (0.20)         --            (2.65)      7.05    (24.43)        273       2.59
     (0.08)       (0.23)         --            (2.61)      7.09    (23.66)     90,189       1.35
     (0.07)       (0.21)         --            (2.82)      6.87    (26.17)          1       1.85
----------------------------------------------------------------------------------------------------
        --           --          --            (0.31)      9.69     (3.10)c    17,681       1.90b
        --           --          --            (0.31)      9.69     (3.10)c        64       2.41b
        --           --          --            (0.30)      9.70     (3.00)c        73       2.48b
        --           --          --            (0.30)      9.70     (3.00)c    19,120       1.30b
        --           --          --            (0.31)      9.69     (3.10)c         2       2.72b
----------------------------------------------------------------------------------------------------

                                        RATIOS ASSUMING NO VOLUNTARY
                                             WAIVER OF FEES OR
                                             EXPENSE LIMITATIONS
                                        ----------------------------

                                                               RATIO
                              RATIO                           OF NET
                             OF NET                         INVESTMENT
                           INVESTMENT      RATIO OF           INCOME
                          INCOME (LOSS)  EXPENSES TO         (LOSS) TO         PORTFOLIO
                           TO AVERAGE    AVERAGE NET          AVERAGE          TURNOVER
                           NET ASSETS       ASSETS          NET ASSETS           RATE
----------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1999 - Class A Shares          0.80%        2.53%              0.36%            153.67%
1999 - Class B Shares          0.19         3.03              (0.25)            153.67
1999 - Class C Shares          0.28         3.03              (0.16)            153.67
1999 - Institutional
Shares                         1.59         1.79               1.15             153.67
1999 - Service Shares         (1.84)        2.29              (2.28)            153.67
----------------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1998 - Class A Shares
(commenced December 15,
1997)                          0.55b        5.88b             (3.43)b             3.35c
1998 - Class B Shares
(commenced December 15,
1997)                          0.05b        6.39b             (3.93)b             3.35c
1998 - Class C Shares
(commenced December 15,
1997)                         (0.27)b       6.46b             (4.25)b             3.35c
1998 - Institutional
Shares (commenced Decem-
ber 15, 1997)                  0.80b        5.28b             (3.18)b             3.35c
1998 - Service Shares
(commenced December 15,
1997)                         (0.05)b       6.70b             (4.03)b             3.35c
----------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EUROPEAN EQUITY FUND



                                                            INCOME FROM
                                                      INVESTMENT OPERATIONSD
                                                    ---------------------------
                                                                 NET REALIZED
                                                                AND UNREALIZED
                                                                   GAIN ON
                                                                 INVESTMENT,
                                          NET ASSET              FUTURES AND
                                           VALUE,      NET         FOREIGN
                                          BEGINNING INVESTMENT CURRENCY RELATED
                                          OF PERIOD    LOSS      TRANSACTIONS
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1999 - Class A Shares (commenced October
1, 1998)                                   $10.00     $(0.03)       $2.23
1999 - Class B Shares (commenced October
1, 1998)                                    10.00      (0.02)        2.21
1999 - Class C Shares (commenced October
1, 1998)                                    10.00      (0.01)        2.21
1999 - Institutional Shares (commenced
October 1, 1998)                            10.00      (0.01)        2.24
1999 - Service Shares (commenced October
1, 1998)                                    10.00      (0.03)        2.23
-------------------------------------------------------------------------------

                                                                      APPENDIX B







     DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------
                           FROM NET
                        REALIZED GAIN
                        ON INVESTMENT,
            IN EXCESS      FUTURES                                        NET ASSETS   RATIO OF
 FROM NET     OF NET     AND FOREIGN    NET INCREASE NET ASSET            AT END OF  NET EXPENSES
INVESTMENT  INVESTMENT CURRENCY RELATED IN NET ASSET VALUE, END   TOTAL     PERIOD    TO AVERAGE
  INCOME      INCOME     TRANSACTIONS      VALUE     OF PERIOD  RETURN(A) (IN 000S)   NET ASSETS
-------------------------------------------------------------------------------------------------
    $--        $ --          $ --          $2.20       $12.20     22.00%c  $61,151       1.79%b
     --          --            --           2.19        12.19     21.90c       432       2.29b
     --          --            --           2.20        12.20     22.00c       587       2.29b
     --          --            --           2.23        12.23     22.30c    12,740       1.14b
     --          --            --           2.20        12.20     22.00c         2       1.64b
-------------------------------------------------------------------------------------------------

                                              RATIOS ASSUMING NO
                                           VOLUNTARY WAIVER OF FEES
                                            OR EXPENSE LIMITATIONS
                                           ------------------------



                              RATIO OF                   RATIO OF
                           NET INVESTMENT  RATIO OF   NET INVESTMENT
                              LOSS TO     EXPENSES TO    LOSS TO     PORTFOLIO
                            AVERAGE NET   AVERAGE NET  AVERAGE NET   TURNOVER
                               ASSETS       ASSETS        ASSETS       RATE
------------------------------------------------------------------------------
1999 - Class A Shares
(commenced October 1,
1998)                          (1.19)%b      2.80%b       (2.20)%b     70.77%c
1999 - Class B Shares
(commenced October 1,
1998)                          (1.78)b       3.30b        (2.79)b      70.77c
1999 - Class C Shares
(commenced October 1,
1998)                          (1.83)b       3.30b        (2.84)b      70.77c
1999 - Institutional
Shares (commenced October
1, 1998)                       (0.33)b       2.15b        (1.34)b      70.77c
1999 - Service Shares
(commenced October 1,
1998)                          (0.69)b       2.65b        (1.70)b      70.77c
------------------------------------------------------------------------------

                                                                      APPENDIX B





a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
b Annualized.
c Not annualized.
d Includes the balancing effect of calculating per share amounts.

Appendix C
Prior Performance of Similarly Advised
Accounts of the Investment Adviser

 EUROPEAN EQUITY FUND


 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the European Equity Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as measured against the FT/S&P Actuaries Europe Index (unhedged) and does not represent the performance of the European Equity Fund. Investors should not consider this performance data as a substitute for the performance of the European Equity Fund nor should investors consider this data as an indication of future performance of the European Equity Fund or of the Investment Adviser. The FT/S&P Actuaries Europe Index (unhedged) is unmanaged and investors can-not invest directly in the Index.

                    PRIVATE     PRIVATE     PRIVATE
                    ACCOUNT     ACCOUNT     ACCOUNT     PRIVATE
                      NET         NET         NET       ACCOUNT
                   COMPOSITE   COMPOSITE   COMPOSITE      NET
                  PERFORMANCE PERFORMANCE PERFORMANCE  COMPOSITE    FT/S&P
                  (INCLUDING  (INCLUDING  (INCLUDING  PERFORMANCE ACTUARIES
                    CLASS A     CLASS B     CLASS C   (EXCLUDING    EUROPE
                     SALES       SALES       SALES       SALES      INDEX
                   CHARGES)    CHARGES)    CHARGES)    CHARGES)   (UNHEDGED)
----------------------------------------------------------------------------
1998                15.31%      17.02%      21.02%      22.02%      27.55%
1997                12.29%      13.24%      17.24%      20.30%      23.66%
1996                33.29%      35.36%      39.36%      42.78%      23.51%
1995                22.05%      23.53%      27.53%      30.75%      22.17%
1994                 1.80%       2.19%       6.19%       9.62%       2.95%
10/1/93-12/31/93    -1.72%      -1.13%       2.87%       4.45%       9.12%
----------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURN
                                 FOR THE PERIOD ENDED 12/31/98
                                 -----------------------------
                                                               SINCE INCEPTION
                                 1 YEAR THREE YEARS FIVE YEARS     10/1/93
------------------------------------------------------------------------------
Private Account Net Composite
 Performance
 (including Class A sales
 charge)                         15.31%   25.55%      23.19%       22.98%
Private Account Net Composite
 Performance
 (including Class B sales
 charge)                         17.02%   27.33%      24.42%       24.23%
Private Account Net Composite
 Performance (including Class C
 sales charge)                   21.02%   27.94%      24.59%       24.31%
Private Account Net Composite
 Performance (excluding sales
 charges)                        22.02%   27.94%      24.59%       24.31%
FT/S&P Actuaries Europe Index
 (unhedged)                      27.55%   24.89%      19.63%       20.60%
------------------------------------------------------------------------------

                                                                      APPENDIX C

In accordance with the standards of the Association for Investment Management and Research ("AIMR"), the Investment Adviser's composite performance informa-tion was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. The com-posite performance is net of applicable investment management fees, brokerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the European Equity Fund will be calculated in accordance with the regulations of the SEC. The SEC stan-dardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identical time periods.

Performance reflects the deduction of the maximum 5.5% front-end sales charge with respect to Class A Shares and the maximum CDSC with respect to Class B (5%) and Class C Shares (1%). All returns presented reflect the reinvestment of dividends and other earnings. The weighted-average expenses of the private accounts used in calculating the Investment Adviser's net composite performance data were 0.46% annualized, which are lower than the estimated expenses of Class A, Class B and Class C Shares of the European Equity Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the European Equity Fund. In addition, the private accounts are not subject to the same diversifi-cation requirements, specific tax restrictions and investment limitations imposed on the European Equity Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment
     Management Approach
   3 Fund Investment Objectives
     and Strategies
       3 Goldman Sachs CORE
         International Equity Fund
       4 Goldman Sachs International
         Equity Fund
       5 Goldman Sachs European
         Equity Fund
       6 Goldman Sachs Japanese
         Equity Fund
       8 Goldman Sachs International
         Small Cap Fund
       9 Goldman Sachs Emerging
         Markets Equity Fund
      11 Goldman Sachs Asia Growth
         Fund
  14 Other Investment Practices
     and Securities
  18 Principal Risks of the Funds
  21 Fund Performance

  26 Fund Fees and Expenses
  36 Service Providers
  46 Dividends
  47 Shareholder Guide
      47 How To Buy Shares
      56 How To Sell Shares
  66 Taxation
  68 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  86 Appendix B
     Financial Highlights
 114 Appendix C
     European Equity Fund--
     Prior Performance of
     Similarly Advised
     Accounts of the
     Investment Adviser

International Equity Funds
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-526-7384
 By mail - Goldman Sachs Funds, 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@ gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


                            [LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349.

506746
EQINTLPROABC

  Prospectus


  GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Institutional
Shares

April 30, 1999



 .Goldman Sachs
 CORE
 International
 Equity Fund

 .Goldman Sachs
 International
 Equity Fund

 .Goldman Sachs
 European
 Equity Fund

 .Goldman Sachs
 Japanese
 Equity Fund

 .Goldman Sachs
 International
 Small Cap Fund

 .Goldman Sachs
 Emerging
 Markets Equity
 Fund

 .Goldman Sachs
 Asia Growth
 Fund

                                                         [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

General Investment Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japa-nese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Manage-ment International are each referred to in this Prospectus as the "Invest-ment Adviser."


 ACTIVE INTERNATIONAL STYLE FUNDS


 Goldman Sachs' Active International Investment Philosophy:


                                        How the Investment Adviser Acts on
   Belief                               Belief
----------------------------------------------------------------------------
  .Equity markets are inefficient       Seeks excess return through team
                                        driven, research intensive and
                                        bottom-up stock selection.

  .Returns are variable                 Seeks to capitalize on variability
                                        of market and regional returns
                                        through asset allocation decisions.

  .Corporate fundamentals ultimately    Seeks to conduct rigorous, first-
   drive share price                    hand research of business and
                                        company management.

  .A business' intrinsic value will be  Seeks to realize value through a
   achieved over time                   long-term investment horizon.

  .Portfolio risk must be carefully     Seeks to systematically monitor and
   analyzed and monitored               manage risk through diversification,
                                        multifactor risk models and currency
                                        management.

 The Investment Adviser attempts to manage risk in these Funds through disci-plined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:

 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: stock selection and portfolio construction.

 I. CORE Stock Selection
 The CORE Funds use the Goldman Sachs proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast returns on securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 II. CORE Portfolio Construction
 A proprietary computer optimizer calculates every security combination (at every possible weighting) to construct the most efficient risk/return port-folio given each CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies

 Goldman Sachs CORE International Equity Fund

        FUND FACTS
--------------------------------------------------------------------------------

         Objective  Long-term growth of capital

        Benchmarks  MSCI Europe, Australasia, Far East ("EAFE") Index
                    (unhedged)

  Investment Focus  Large-capitalization equity securities of companies that are organized outside the United States or whose securi-ties are primarily traded outside the United States

  Investment Style  Quantitative


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies ("emerging countries").

 The Fund seeks broad representation of large-cap issuers across major coun-tries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered to be cash equivalents, such as corporate debt and bank obligations.

Goldman Sachs International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe & Pacific Index (unhedged)

   Investment Focus   Equity securities of companies organized outside the
                      United States or whose securities are principally traded outside the United States

   Investment Style   Active International


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.

 The Fund expects to invest a substantial portion of its assets in the secu-rities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Cur-rently, emerging countries include, among others, most Latin American, Afri-can, Asian and Eastern European nations.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as corporate debt and bank obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs European Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe Index (unhedged)

   Investment Focus   Equity securities of European companies

   Investment Style   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

 A European issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in a
  European country;
 .Is organized under the laws of, or has a principal office in, a European country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the European countries; or .Maintains 50% or more of its assets in one or more of the European coun-
  tries.

 The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund's assets are invested in at least three European countries. It is currently antici-pated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries. Currently, emerging countries include among others, most Latin American, African, Asian, most Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities, such as corporate debt and bank obligations.

Goldman Sachs Japanese Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Tokyo Price Index ("TOPIX") (unhedged)

   Investment Focus   Equity securities of Japanese companies

   Investment Style   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in
  Japan;
 .Is organized under the laws of, or has a principal office in Japan; .Derives 50% or more of its total revenue from goods produced, sales made or services performed in Japan; or
 .Maintains 50% or more of its assets in Japan.

 The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

 Japan's economy, the second largest in the world, has grown substantially over the last three decades. Since 1990, however, Japan's economic growth has declined significantly, and is currently subject to deflationary pres-sures. In addition to this economic downturn, Japan is undergoing structural adjustments related to high wages and taxes, currency valuations and struc-tural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection with the reform of its political process and the deregulation of its economy. These conditions present risks to the Japanese Equity Fund and its ability to attain its investment objec-tive.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 Japan's economy is heavily dependent upon international trade, and is espe-cially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A sub-stantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. As of the date of this Prospectus, Japan's banking industry con-tinued to suffer from non-performing loans, declining real estate values and lower valuations of securities holdings.

 The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

 The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the United States.

 During the recent past the average stock market prices of Japanese compa-nies, as measured by major indices such as the NIKKEI 225 Average, have experienced a substantial decline. It is not possible to determine whether this general decline will continue.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, such as corporate debt and bank obligations.

Goldman Sachs International Small Cap Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   MSCI EAFE Small Cap Index (unhedged)

   Investment Focus   Equity securities of foreign companies with public stock
                      market capitalizations of $1 billion or less at the time of investment

   Investment Style   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies:
 .With public stock market capitalizations of $1 billion or less at the time of investment; and
 .That are organized outside the United States or whose securities are prin-cipally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern Euro-pean nations.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger-cap companies with public stock market capital-izations of more than $1 billion at the time of investment and in fixed-income securities, such as corporate debt and bank obligations. If the mar-ket capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   MSCI Emerging Markets Free Index

   Investment Focus   Equity securities of emerging country issuers

   Investment Style   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifica-tions by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

  .Argentina          .Egypt           .Jordan         .Philippines        .Sri Lanka
  .Botswana           .Greece          .Kenya          .Poland             .Taiwan
  .Brazil             .Hong Kong       .Malaysia       .Portugal           .Thailand
  .Chile              .Hungary         .Mexico         .Russia             .Turkey
  .China              .India           .Morocco        .Singapore          .Venezuela
  .Colombia           .Indonesia       .Pakistan       .South Africa       .Zimbabwe
  .Czech Republic     .Israel          .Peru           .South Korea

Goldman Sachs Emerging Markets Equity Fund continued


 An emerging country issuer is any company that either:
 .Has a class of its securities whose principal securities market is in an emerging country;
 .Is organized under the laws of, or has a principal office in, an emerging country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more emerging countries; or .Maintains 50% or more of its assets in one or more of the emerging coun-
  tries.

 Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund's investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the rela-tive attractiveness of emerging countries and currencies are considered in allocating the Fund's assets among emerging countries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in
 (i) fixed-income securities, such as corporate debt and bank obligations, of private and governmental emerging country issuers; and (ii) equity and fixed-income securities, such as corporate debt and bank obligations, of issuers in developed countries.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   MSCI All County Asia Free ex-Japan Index (unhedged)

   Investment Focus   Equity securities of companies in Asian countries

 Investment Process   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Asian issuers.
 An Asian issuer is any company that either:
 .Has a class of its securities whose principal securities markets is in one or more Asian countries;
 .Is organized under the laws of, or has a principal office in, an Asian country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Asian countries; or .Maintains 50% or more of its assets in one or more Asian countries.

 The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are:
 .China               .Malaysia           .South Korea
 .Hong Kong           .Pakistan           .Sri Lanka
 .India               .Philippines        .Taiwan
 .Indonesia           .Singapore          .Thailand

 as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Goldman Sachs Asia Growth Fund continued


 Allocation of the Fund's investments will depend upon the Investment Advis-er's views of the relative attractiveness of the Asian markets and particu-lar issuers.

 Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated. For example, on January 31, 1999 (the end of the Fund's last fiscal year), more than 25% of the Fund's assets were invested in securities that traded in Hong Kong.

 Starting in mid-1997 some Pacific region countries began to experience cur-rency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some coun-tries have experienced government intervention, have sought assistance from the International Monetary Fund and are undergoing substantial domestic unrest. Although some countries are taking steps to restructure their finan-cial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securi-ties traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be significantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities markets. In addition, the reversion of Hong Kong to China has created uncertainty as to future currency valua-tions relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities, such as corporate debt and bank obligations.

                      [This page intentionally left blank]

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semiannual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
-- Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Practices
Borrowings                                   33 1/3          33 1/3     33 1/3
Cross Hedging of Currencies                    .               .          .
Equity Swaps                                 10              10         10
Currency Swaps                                 .               .          .
Foreign Currency Transactions*                 .               .          .
Futures Contracts and Options on Futures
 Contracts                                     .               .          .
Investment Company Securities (including
 World Equity Benchmark Shares and
 Standard & Poor's Depository Receipts)      10              10         10
Options on Foreign Currencies/1/               .               .          .
Options on Securities and Securities
 Indices/2/                                    .               .          .
Custodial Receipts                             .               .          .
Unseasoned Companies                           .               .          .
Warrants and Stock Purchase Rights             .               .          .
Repurchase Agreements                          .               .          .
Securities Lending                           33 1/3          33 1/3     33 1/3
Short Sales Against the Box                  --              25         25
When-Issued Securities and Forward
 Commitments                                   .               .          .
------------------------------------------------------------------------------

 * Limited by the amount the Fund invests in foreign securities.
 1 The Funds may purchase and sell call and put options.
 2 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES






  Japanese             International                      Emerging                        Asia
   Equity                Small Cap                         Markets                       Growth
    Fund                   Fund                          Equity Fund                      Fund
------------------------------------------------------------------
    33 1/3                  33 1/3                           33 1/3                       33 1/3
      .                       .                                .                            .
    10                      10                               10                           10
      .                       .                                .                            .
      .                       .                                .                            .
      .                       .                                .                            .
    10                      10                               10                           10
      .                       .                                .                            .
      .                       .                                .                            .
      .                       .                                .                            .
      .                       .                                .                            .
      .                       .                                .                            .
      .                       .                                .                            .
    33 1/3                  33 1/3                           33 1/3                       33 1/3
    25                      25                               25                           25
      .                       .                                .                            .
------------------------------------------------------------------

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
-- Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global Depository
 Receipts                                       .             .          .
Asset-Backed and Mortgage-Backed
 Securities/9/                                 --             .          .
Bank Obligations/1/,/9/                         .             .          .
Convertible Securities                          .             .          .
Corporate Debt Obligations/9/                  10/2/          35         35
Equity Securities                               90+           65+        65+
Emerging Country Securities                     25            .          .
Fixed Income Securities/3/                     10/2/          35         35/1/
Foreign Securities                              .             .          .
Foreign Government Securities/9/                .             .          .
Non-Investment Grade Fixed Income
 Securities                                     --            35/4/      35/4/
Real Estate Investment Trusts                   .             .          .
Structured Securities/9/                        .             .          .
Temporary Investments                           35           100        100
U.S. Government Securities/9/                   .             .          .
------------------------------------------------------------------------------

 1 Issued by U.S. or foreign banks.
 2 Cash equivalents only.
 3 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are investment grade (i.e., BBB or higher by Stan-dard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's").
 4 May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





 Japanese           International                    Emerging
  Equity              Small Cap                       Markets                     Asia Growth
   Fund                 Fund                        Equity Fund                      Fund
---------------------------------------------------------------------------
    .                     .                              .                             .
    .                     .                              .                             .
    .                     .                              .                             .
    .                     .                              .                             .
    35                    35                             35                            35
    65+                   65+                            65+                           65+
    .                     .                              .                             .
    35/5/                 35/6/                          35/7/                         35/8/
    .                     .                              .                             .
    .                     .                              .                             .
    35/4/                 35/4/                          35/4/                         35/4/
    .                     .                              .                             .
    .                     .                              .                             .
   100                   100                             35                           100
    .                     .                              .                             .
---------------------------------------------------------------------------

 5 The Japanese Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of non-Japanese companies.
 6 The International Small Cap Fund may invest in the aggregate up to 35% of its total assets in (1) fixed-income securities; and (2) equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment.
 7 The Emerging Markets Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; (2) fixed-income securi-ties of private and governmental emerging country issuers; and (3) equity and fixed-income securities of issuers in developed countries.
 8 The Asia Growth Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities and secu-rities of issuers in other countries, including Japan.
 9 Limited by the amount the Fund invests in fixed-income securities.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.


 .Applicable
--Not applicable
                        CORE                                      International Emerging
                    International International European Japanese   Small Cap   Markets   Asia
                       Equity        Equity      Equity   Equity     Equity      Equity  Growth
-----------------------------------------------------------------------------------------------
Credit/Default            .             .          .        .           .          .       .
Emerging Countries        .             .          .        .           .          .       .
Interest Rate             .             .          .        .           .          .       .
Small Cap                --            --          .        --          .          --      --
Foreign                   .             .          .        .           .          .       .
Derivatives               .             .          .        .           .          .       .
Management                .             .          .        .           .          .       .
Market                    .             .          .        .           .          .       .
Liquidity                 .             .          .        .           .          .       .
Stock                     .             .          .        .           .          .       .
Geographic               --            --          .        .          --          --      .
Other                     .             .          .        .           .          .       .
-----------------------------------------------------------------------------------------------

All Funds:

 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Emerging Countries Risk--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disrup-

                                  PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES

 tions. These risks are not normally associated with investment in more devel-oped countries.
 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.
 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to risks not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public informa-tion and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign cur-rency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .Small Cap Stock Risk--The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. .Geographic Risk--The European Equity Fund invests primarily in equity securi-ties of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. Concentration of the invest-ments of these or other Funds in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Insti-tutional Shares from year to year; and (b) how the average annual returns of a Fund's Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limi-tations in effect. If expense limitations were not in place, a Fund's per-formance would have been reduced. The European Equity, Japanese Equity and International Small Cap Funds did not commence operations until October 1, 1998, May 1, 1998 and May 1, 1998. Since these Funds have less than one cal-endar year's performance, no performance information is provided in this section.

CORE International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was 1.79%.

 Best Quarter
 Q4  '98  +19.05%

 Worst Quarter
 Q3  '98  -15.84%

                                            [GRAPHIC]

                                              1998
                                             ------
                                             14.57%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998        1 Year Since Inception
 ---------------------------------------------------------------------
  Institutional Shares (Inception 8/15/97)      14.57%      0.55%
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index*            20.33%      8.44%
 ---------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is a market capitalization-weighted composite of securi-ties in 20 developed markets. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was 1.10%.

 Best Quarter
 Q1 '98   +17.10%

 Worst Quarter
 Q3 '98   -14.25%


                                           [GRAPHIC]

                                         1997     1998
                                         ----    -----
                                         5.10%   18.72%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998               1 Year Since Inception
 ----------------------------------------------------------------------------
  Institutional Shares (Inception 2/7/96)              18.72%     13.62%
  FT/S&P Actuaries Europe & Pacific Index (unhedged)*  19.31%      7.85%
 ----------------------------------------------------------------------------

 * The unmanaged FT/S&P Actuaries Europe & Pacific Index ("EuroPac") is a mar-ket capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region. The Index figures do not reflect any fees or expenses.

Emerging Markets Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was 8.59%.

 Best Quarter
 Q4 '98   +14.08%

 Worst Quarter
 Q3 '98   -22.78%

                                            [GRAPHIC]

                                              1998
                                             -------
                                             -26.29%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998          1 Year  Since Inception
 ------------------------------------------------------------------------
  Institutional Shares (Inception 12/15/97)      (26.29)%    (23.64)%
  Morgan Stanley Capital International Emerging
   Markets Free (EMF) Index*                     (25.33)%    (19.87)%
 ------------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International Emerging Markets Free
   (EMF) Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Asia Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was 4.50%.

 Best Quarter
 Q4 '98   +21.60%

 Worst Quarter
 Q4 '97   -27.19%


                                           [GRAPHIC]

                                         1997     1998
                                        ------   ------
                                       -40.64%  -14.73%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998             1 Year  Since Inception
 ---------------------------------------------------------------------------
  Institutional Shares (Inception 2/2/96)           (14.73)%    (21.21)%
  Morgan Stanley Capital International All Country
   Asia Free ex-Japan Index*                        (10.27)%    (19.82)%
 ---------------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International All Country Asia Free ex-Japan Index is a market capitalization-weighted composite of securities in ten Asian countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

                                                     CORE
                                                 International International  European
                                                  Equity Fund   Equity Fund  Equity Fund
----------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your
 investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                            None          None         None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                 None          None         None
Redemption Fees                                       None          None         None
Exchange Fees                                         None          None         None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):1
Management Fees                                      0.85%         1.00%        1.00%
Distribution and Service Fees                         None          None         None
Other Expenses2                                      0.40%         0.22%        1.15%
----------------------------------------------------------------------------------------
Total Fund Operating Expenses*                       1.25%         1.22%        2.15%
----------------------------------------------------------------------------------------

See page 28 for all other footnotes.

 * As a result of the current expense limitations, "Other
   Expenses" and "Total Fund Operating Expenses" of the
   Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operat-ing Expenses" may increase without shareholder approv-al.

                                            CORE
                                        International International  European
                                         Equity Fund   Equity Fund  Equity Fund
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from
   Fund assets):1
  Management Fees                           0.85%         1.00%        1.00%
  Distribution and Service Fees              None          None         None
  Other Expenses2                           0.16%         0.14%        0.14%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current expense limitations)             1.01%         1.14%        1.14%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                           Emerging                      Asia
   Japanese              International                      Markets                     Growth
  Equity Fund            Small Cap Fund                   Equity Fund                    Fund
----------------------------------------------------------------------------------------------
      None                    None                            None                       None
      None                    None                            None                       None
      None                    None                            None                       None
      None                    None                            None                       None
     1.00%                   1.20%                           1.20%                      1.00%
      None                    None                            None                       None
     2.18%                   1.55%                           0.59%                      0.68%
----------------------------------------------------------------------------------------------
     3.18%                   2.75%                           1.79%                      1.68%
----------------------------------------------------------------------------------------------



                                                           Emerging                      Asia
   Japanese              International                      Markets                     Growth
  Equity Fund            Small Cap Fund                   Equity Fund                    Fund
----------------------------------------------------------------------------------------------
     1.00%                   1.20%                           1.20%                      1.00%
      None                    None                            None                       None
     0.05%                   0.20%                           0.19%                      0.20%
----------------------------------------------------------------------------------------------
     1.05%                   1.40%                           1.39%                      1.20%
----------------------------------------------------------------------------------------------

Fund Fees and Expenses continued


/1/The Funds' annual operating expenses have been restated to reflect current fees, except for the European Equity Fund, Japanese Equity Fund and Interna-tional Small Cap Fund whose expenses have been annualized for the current fis-cal year.
/2/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Institutional Shares plus all other ordinary expenses of the Funds not detailed above. The Investment Adviser has voluntar-ily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indem-nification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                     Other
  Fund              Expenses
 ---------------------------
  CORE
    International
    Equity           0.12%
  International
    Equity           0.10%
  European Equity    0.10%
  Japanese Equity    0.01%
  International
    Small Cap        0.16%
  Emerging Markets
    Equity           0.15%
  Asia Growth        0.16%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------
CORE International Equity   $127   $397   $  686   $1,511
----------------------------------------------------------
International Equity        $124   $387   $  670   $1,477
----------------------------------------------------------
European Equity             $218   $673       NA       NA
----------------------------------------------------------
Japanese Equity             $321   $980   $1,664   $3,485
----------------------------------------------------------
International Small Cap     $278   $853   $1,454   $3,080
----------------------------------------------------------
Emerging Markets Equity     $182   $563   $  970   $2,105
----------------------------------------------------------
Asia Growth                 $171   $530   $  913   $1,987
----------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares on behalf of their customers may receive other compensation in connection with the sale and dis-tribution of such shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Share-holder Guide" in the Prospectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                            Fund
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       CORE International Equity
  One New York Plaza
  New York, New York 10004
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    International Equity
  133 Peterborough Court                        European Equity
  London, England EC4A 2BB                      Japanese Equity
                                                International Small Cap
                                                Emerging Markets Equity
                                                Asia Growth
 ------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controls the Investment Advisers, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds

                                                               SERVICE PROVIDERS

 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                                  Actual Rate
                                              For the Fiscal Year
                                                or Period Ended
                             Contractual Rate  January 31, 1999
 ----------------------------------------------------------------
  GSAM:
 ----------------------------------------------------------------
  CORE International Equity        0.85%             0.81%
 ----------------------------------------------------------------
  GSAMI:
 ----------------------------------------------------------------
  International Equity             1.00%             0.94%
 ----------------------------------------------------------------
  European Equity                  1.00%             1.00%
 ----------------------------------------------------------------
  Japanese Equity                  1.00%             0.96%
 ----------------------------------------------------------------
  International Small Cap          1.20%             1.17%
 ----------------------------------------------------------------
  Emerging Markets Equity          1.20%             1.15%
 ----------------------------------------------------------------
  Asia Growth                      1.00%             0.91%
 ----------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand is also President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his

 18-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple mar-kets, using a variety of styles.

 International Equity Portfolio Management Team
 .Global portfolio teams based in London, Singapore, Tokyo and New York.
  Local presence is a key to the Investment Adviser's fundamental research capabilities
 .Team manages over $27 billion in international equities for retail, insti-
  tutional and high net worth clients
 .Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabili-ties of GSAM

--------------------------------------------------------------------------------
London-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 David Dick            Senior Portfolio Manager--      Since        Mr. Dick joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    on the European Equity
                                                                    team in 1998. From 1990
                                                                    to 1998, he was with
                                                                    Mercury Asset
                                                                    Management, where he was
                                                                    a portfolio manager for
                                                                    European equity and was
                                                                    head of Mercury's
                                                                    European sector
                                                                    strategy.
----------------------------------------------------------------------------------------------
 Ivor H. Farman        Senior Portfolio Manager--      Since        Mr. Farman joined the
 Executive             International Equity Fund       1996         Investment Adviser as a
 Director              European Equity Fund            1998         senior portfolio manager
                                                                    in 1996. From 1995 to
                                                                    1996, he was responsible
                                                                    for originating and
                                                                    marketing French equity
                                                                    ideas at Exane in Paris.
                                                                    Prior to 1995, he spent
                                                                    five years engaged in
                                                                    French equity research
                                                                    and marketing at Banque
                                                                    Nationale de Paris and
                                                                    Schroders in London.
----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Paul Greener      Portfolio               Since       Mr. Greener joined the
 Associate         Manager--               1998        Investment Adviser as a
                   International           1998        member of the Pan-European
                   Equity Fund                         Equity Team responsible for
                   European Equity                     European general retailers,
                   Fund                                business services and
                                                       technology sectors in 1996.
                                                       From 1994 to 1996, he was
                                                       an equity analyst at CIN
                                                       Management. Prior to 1994,
                                                       he was a student at the
                                                       University of Birmingham.
----------------------------------------------------------------------------------
 James P.          Senior Portfolio        Since       Mr. Hordern joined the
 Hordern           Manager--               1998        Investment Adviser as a
 Executive         International                       portfolio manager in 1997.
 Director          Small Cap  Fund                     From 1991 to 1997, he was
                                                       an Assistant Director and
                                                       portfolio manager at
                                                       Mercury Asset Management on
                                                       the European Specialist
                                                       Team.
----------------------------------------------------------------------------------
 Ralf Laier        Portfolio               Since       Mr. Laier joined the
 Vice President    Manager--               1998        Investment Adviser as a
                   Emerging Markets                    portfolio manager with a
                   Equity  Fund                        focus on Central/Eastern
                                                       European (CEE) and the
                                                       Commonwealth of Independent
                                                       States (CIS) in 1997. Prior
                                                       to joining the Investment
                                                       Adviser, from 1995 to 1997,
                                                       he was Vice President of
                                                       Soros Global Research,
                                                       where he analyzed
                                                       investment opportunities in
                                                       CEE/CIS. From 1994 to 1995,
                                                       he achieved a Ph.D. from
                                                       the Academy of Economics in
                                                       Pozan, Poland.
----------------------------------------------------------------------------------

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 Susan Noble           Senior Portfolio Manager--      Since        Ms. Noble joined the
 Executive                                             1998         Investment Adviser as a
 Director              European Equity Fund            1998         senior portfolio manager
                       International Equity Fund                    and head of the European
                                                                    Equity Team in October
                                                                    1997. From 1986 to 1997,
                                                                    she worked at Fleming
                                                                    Investment Management in
                                                                    London, where she most
                                                                    recently was Portfolio
                                                                    Management Director for
                                                                    the European equity
                                                                    investment strategy and
                                                                    process.
----------------------------------------------------------------------------------------------
 Andrew                Portfolio Manager--             Since        Mr. Shrimpton joined the
 Shrimpton             Emerging Markets Equity         1998         Investment Adviser as a
 Vice President         Fund                                        portfolio manager with a
                                                                    focus on Africa as well
                                                                    as the financial
                                                                    industry in the EMEA
                                                                    region in 1996. Since
                                                                    1985 he was a UK equity
                                                                    analyst and portfolio
                                                                    manager for CIN
                                                                    Management, where he
                                                                    initiated CIN
                                                                    Management's first
                                                                    investments in Latin
                                                                    America.
----------------------------------------------------------------------------------------------
 Danny Truell          Senior Portfolio Manager--      Since        Mr. Truell joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    and head of UK equities
                                                                    in 1998. From 1992 to
                                                                    1996, he was Investment
                                                                    Banking Executive
                                                                    Director for SBC Warburg
                                                                    and Chief Asian Equity
                                                                    Strategist.
----------------------------------------------------------------------------------------------
 Anna G. Antici        Portfolio Manager--             Since        Ms. Antici joined the
 Vice President        Emerging Markets Equity         1998         Investment Adviser as a
                        Fund                                        portfolio manager in
                                                                    1997. From 1994 to 1997,
                                                                    she was a Vice President
                                                                    for HSBC Asset
                                                                    Management, where she
                                                                    was a portfolio manager
                                                                    for emerging markets and
                                                                    head of the Latin
                                                                    American Department.
----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


New York-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Robert A.            Senior Portfolio Manager--       Since         Mr. Beckwitt joined the
 Beckwitt             Emerging Markets Equity          1997          Investment Adviser as a
 Managing              Fund                                          portfolio manager in
 Director                                                            1996. From 1986 to 1996,
 Head of                                                             he was Chief Investment
 Emerging                                                            Strategist-Portfolio
 Markets Equity                                                      Adviser to high net
                                                                     worth investors at
                                                                     Fidelity Investments.
-----------------------------------------------------------------------------------------------
 Melissa Brown        Senior Portfolio Manager--       Since         Ms. Brown joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                       Fund                                          portfolio manager in
                                                                     1998. From 1984 to 1998,
                                                                     she was the director of
                                                                     Quantitative Equity
                                                                     Research and served on
                                                                     the Investment Policy
                                                                     Committee at Prudential
                                                                     Securities.
-----------------------------------------------------------------------------------------------
 Mark M. Carhart      Portfolio Manager--              Since         Mr. Carhart joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                       Fund                                          member of the
                                                                     Quantitative Research
                                                                     and Risk Management team
                                                                     in 1997. From August
                                                                     1995 to September 1997,
                                                                     he was Assistant
                                                                     Professor of Finance at
                                                                     the Marshall School of
                                                                     Business at USC and a
                                                                     Senior Fellow of the
                                                                     Wharton Financial
                                                                     Institutions Center.
                                                                     From 1993 to 1995, he
                                                                     was a lecturer and
                                                                     graduate student at the
                                                                     University of Chicago
                                                                     Graduate School of
                                                                     Business.
-----------------------------------------------------------------------------------------------
 Kent A. Clark         Senior Portfolio Manager--      Since         Mr. Clark joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director               Fund                                         portfolio manager in the
                                                                     quantitative equity
                                                                     management team in 1992.
-----------------------------------------------------------------------------------------------
 Raymond J.            Portfolio Manager--             Since         Mr. Iwanowski joined the
 Iwanowski             CORE International Equity       1998          Investment Adviser as an
 Vice President         Fund                                         associate and portfolio
                                                                     manager in 1997. From
                                                                     1993 to 1997, he was a
                                                                     Vice President and head
                                                                     of the Fixed Derivatives
                                                                     Client Research group at
                                                                     Salomon Brothers.
-----------------------------------------------------------------------------------------------

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Robert C. Jones       Senior Portfolio Manager--      Since         Mr. Jones joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director               Fund                                         portfolio manager in
                                                                     1989.
-----------------------------------------------------------------------------------------------
Singapore-Based Portfolio Management Team
                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Alice Lui             Portfolio Manager--             Since         Ms. Lui joined the
 Vice President        Asia Growth Fund                1994          Investment Adviser as a
                       International Equity Fund       1999          portfolio manager in
                       International Small Cap         1999          1990.
                        Fund
                       Emerging Markets Equity         1999
                        Fund
-----------------------------------------------------------------------------------------------
 Ravi Shanker          Senior Portfolio Manager--      Since         Mr. Shanker joined the
 Vice President        Asia Growth Fund                1997          Investment Adviser as an
                       Emerging Markets Equity         1998          operations manager in
                        Fund                                         1997. From July 1996 to
                       International Equity Fund       1999          1997, he worked for
                       International Small Cap         1999          Goldman Sachs in
                        Fund                                         Singapore as a strategic
                                                                     advisor for transactions
                                                                     involving infrastructure
                                                                     industries in Asia. From
                                                                     1988 to 1996, he worked
                                                                     for Goldman Sachs as an
                                                                     investment banker in the
                                                                     Investment Banking
                                                                     Division.
-----------------------------------------------------------------------------------------------
 Siew-Hua Thio         Portfolio Manager--             Since         Ms. Thio joined the
 Vice President        Asia Growth Fund                1998          Investment Adviser as a
                       International Equity Fund       1998          portfolio manager in
                       International Small Cap         1998          1998. From 1997 to 1998,
                        Fund                                         she was Head of Research
                       Emerging Markets Equity         1998          for Indosuez WI Carr in
                        Fund                                         Singapore. From 1993 to
                                                                     1997, she was a research
                                                                     analyst at the same
                                                                     firm.
-----------------------------------------------------------------------------------------------

Tokyo-Based Portfolio Management Team
                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Shigeka Kouda         Portfolio Manager--             Since         Mr. Kouda joined the
 Vice President        International Small Cap         1998          Investment Adviser as a
                        Fund                                         portfolio manager in
                                                                     1997. From 1992 to 1997,
                                                                     he was at the Fixed
                                                                     Income Division of
                                                                     Goldman Sachs (Japan)
                                                                     Limited, where he was
                                                                     extensively involved in
                                                                     emerging markets trading
                                                                     as well as International
                                                                     Fixed Income
                                                                     institutional sales.
-----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                         Years Primarily
 Name and Title   Fund Responsibility    Responsible      Five Year Employment History
--------------------------------------------------------------------------------------
 Shogo Maeda        Senior Portfolio          Since         Mr. Maeda joined the
 Managing           Manager--                 1994          Investment Adviser as a
 Director           Japanese Equity Fund                    portfolio manager in
                    Senior Portfolio          1994          1994. From 1987 to 1994,
                    Manager--                 1998          he worked at Nomura
                    International Equity                    Investment Management
                    Fund                                    Incorporated as a Senior
                    International Small                     Portfolio Manager.
                    Cap  Fund
--------------------------------------------------------------------------------------
 Miyako             Portfolio Manager--       Since         Ms. Shibamoto joined the
 Shibamoto          Japanese Equity Fund      1998          Investment Adviser as a
 Vice President                                             member of the Japanese
                                                            Equity team in March
                                                            1998. From 1993 to 1998,
                                                            she was a Vice President
                                                            at Scudder Stevens and
                                                            Clark (Japan).
--------------------------------------------------------------------------------------
 Takeya Suzuki      Portfolio Manager--       Since         Mr. Suzuki joined the
 Vice President     Japanese Equity Fund      1998          Investment Adviser as a
                                                            portfolio manager in
                                                            1996. From 1990 to 1996,
                                                            he was a Japanese equity
                                                            portfolio manager at
                                                            Nomura Investment
                                                            Management where he
                                                            actively managed assets
                                                            for U.S. pension funds.
--------------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly

                                                               SERVICE PROVIDERS

 known as the "Year 2000 Problem"). To the extent these systems conduct for-ward-looking calculations, these computer problems may occur prior to Janu-ary 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

 Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and dis-tributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund.
  Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

 The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares. Under certain circumstances, the Funds may make an election to treat a pro-portionate amount of such taxes as constituting a distribution to you, which would allow you either (1) to credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

 Dividends from net investment income and distributions from net capital gains are declared and paid annually.

 From time to time a portion of a Fund's dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, sub-sequent distributions on such shares from such income or realized apprecia-tion may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distribu-tions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?
 You may purchase Institutional Shares on any business day at their net asset value ("NAV") next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Northern;
  or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 .Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders and payments to the Trust within the time period agreed upon by them.
 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also con-tribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among such institu-tions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compen-sation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

                                                               SHAREHOLDER GUIDE


 What is My Minimum Investment in the Funds?


  Type of Investor                             Minimum Investment
 -------------------------------------------------------------------------------
  .Banks, trust companies or     $1,000,000 in Institutional Shares of a Fund
   other depository              alone or in combination with other assets
   institutions investing for    under the management of GSAM and its affiliates
   their own account or on
   behalf of clients
  .Pension and profit sharing
   plans, pension funds and
   other company-sponsored
   benefit plans
  .State, county, city or any
   instrumentality, department,
   authority or agency thereof
  .Corporations with at least
   $100 million in assets or in
   outstanding publicly traded
   securities
  ."Wrap" account sponsors
   (provided they have an
   agreement covering the
   arrangement with GSAM)
  .Registered investment
   advisers investing for
   accounts for which they
   receive asset-based fees
 -------------------------------------------------------------------------------
  .Individual investors          $10,000,000
  .Qualified non-profit
   organizations, charitable
   trusts, foundations and
   endowments
  .Accounts over which GSAM or
   its advisory affiliates have
   investment discretion
 -------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment amounts.
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subse-quent abrupt redemption might be, of a size that would disrupt the manage-ment of a Fund.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class


 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institu-tional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For Redemptions:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Mail your request to:
                   Goldman Sachs Funds
                   4900 Sears Tower--60th Floor
                   Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have elected the telephone
                   redemption privilege on your Account Application:
                   .1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"


 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application.

  The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive

                                                               SHAREHOLDER GUIDE

  redemption requests. These institutions may also require additional docu-mentation from you.

 The Trust reserves the right to:
 .Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting servic-es.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks


 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of suffi-cient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have lim-ited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

                                                                      APPENDIX A

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year

 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign gov-ernments may be disrupted by the Year 2000 Problem, and the investment port-folio of a Fund may be adversely affected. Furthermore, with respect to cer-tain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and polit-ical or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are gener-

                                                                      APPENDIX A

 ally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging coun-tries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of the characteristics discussed above and lower trading vol-umes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

                                                                      APPENDIX A


 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in

                                                                      APPENDIX A

 fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attribut-able to changes in interest rates. Generally, the market value of convert-ible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the bene-fits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may

                                                                      APPENDIX A

 also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selec-tion and durations in accordance with their investment objectives and poli-cies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of ini-tial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price

                                                                      APPENDIX A

 and yield to the Fund at the time of entering into the transaction. A for-ward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settle-ment period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with primary dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 .Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of

                                                                      APPENDIX A

  cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-sors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have lim-ited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned compa-nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial insti-tutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addi-tion, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic condi-tions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an

                                                                      APPENDIX A

 investor with a specified interest in the cash flow from a pool of under-lying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes hav-ing an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages princi-pally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a secu-rity interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of their total assets for tempo-rary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 CORE INTERNATIONAL EQUITY FUND



                                                     Income from
                                                investment operations/d/
                                            ------------------------------
                                                        Net realized and
                                                           unrealized
                                                           gain (loss)
                                  Net asset    Net       on investments,
                                   value,   investment futures and foreign
                                  beginning   income    currency related
                                  of period   (loss)      transactions
--------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares              $ 9.22     $(0.01)         $0.79
1999 - Class B Shares                9.21         --           0.74
1999 - Class C Shares                9.22         --           0.74
1999 - Institutional Shares          9.24       0.05           0.80
1999 - Service Shares                9.23         --           0.81
--------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced
 August 15, 1997)                   10.00         --          (0.78)
1998 - Class B Shares (commenced
 August 15, 1997)                   10.00      (0.02)         (0.77)
1998 - Class C Shares (commenced
 August 15, 1997)                   10.00      (0.02)         (0.76)
1998 - Institutional Shares
 (commenced August 15, 1997)        10.00       0.02          (0.76)
1998 - Service Shares (commenced
 August 15, 1997)                   10.00       0.01          (0.78)
--------------------------------------------------------------------------

                                                                      APPENDIX B





     Distributions to
       shareholders
  --------------------------
                 From net      Net
                 realized    increase                         Net     Ratio of
                 gain on    (decrease) Net asset            assets      net
   From net     investment    in net    value,              at end    expenses
  investment   and futures    asset     end of   Total     of period to average
    income     transactions   value     period  return/a/  (in 000s) net assets
------------------------------------------------------------------------------
    $(0.02)        $ --       $ 0.76    $ 9.98     8.37%  $110,338     1.63%
        --           --         0.74      9.95     8.03      7,401     2.08
        --           --         0.74      9.96     8.03      3,742     2.08
     (0.03)          --         0.82     10.06     9.20    280,731     1.01
     (0.02)          --         0.79     10.02     8.74         22     1.50
------------------------------------------------------------------------------
        --           --        (0.78)     9.22    (7.66)c    7,087     1.50b
        --           --        (0.79)     9.21    (7.90)c    2,721     2.00b
        --           --        (0.78)     9.22    (7.80)c    1,608     2.00b
     (0.02)          --        (0.76)     9.24    (7.45)c   17,719     1.00b
        --           --        (0.77)     9.23    (7.70)c        1     1.50b
------------------------------------------------------------------------------

                                                   Ratios assuming
                                                 no voluntary waiver
                                                     of fees or
                                                 expense limitations
                                                ---------------------
                                                            Ratio of
                                                              net
                                  Ratio of net             investment
                                   investment    Ratio of    income
                                  income (loss)  expenses  (loss) to  Portfolio
                                   to average   to average  average   turnover
                                   net assets   net assets net assets   rate
-------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                 (0.11)%      1.94%     (0.42)%   194.61%
1999 - Class B Shares                 (0.03)       2.39      (0.34)    194.61
1999 - Class C Shares                 (0.04)       2.39      (0.35)    194.61
1999 - Institutional Shares            0.84        1.32       0.53     194.61
1999 - Service Shares                  0.02        1.81      (0.29)    194.61
-------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced
 August 15, 1997)                     (0.27)b      4.87b     (3.90)b    25.16c
1998 - Class B Shares (commenced
 August 15, 1997)                     (0.72)b      5.12b     (3.84)b    25.16c
1998 - Class C Shares (commenced
 August 15, 1997)                     (0.73)b      5.12b     (3.85)b    25.16c
1998 - Institutional Shares
 (commenced August 15, 1997)           0.59 b      4.12b     (2.53)b    25.16c
1998 - Service Shares (commenced
 August 15, 1997)                      0.26 b      4.62b     (2.86)b    25.16c
-------------------------------------------------------------------------------

                      [This page intentionally left blank]

 ASIA GROWTH FUND



                                                            Income from
                                                     investment operations/d/
                                                    ---------------------------
                                                                 Net realized
                                                                and unrealized
                                                                 gain (loss)
                                          Net asset    Net     on investments,
                                           value,   investment   and foreign
                                          beginning   income   currency related
                                          of period   (loss)     transactions
-------------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                      $ 8.38     $0.07         $(0.66)
1999 - Class B Shares                        8.31       0.01         (0.64)
1999 - Class C Shares                        8.29         --         (0.61)
1999 - Institutional Shares                  8.44       0.03         (0.56)
-------------------------------------------------------------------------------
1998 - Class A Shares                       16.31         --         (7.90)
1998 - Class B Shares                       16.24       0.01         (7.91)
1998 - Class C Shares (commenced August
 15, 1997)                                  15.73       0.01         (7.42)
1998 - Institutional Shares                 16.33       0.10         (7.96)
-------------------------------------------------------------------------------
1997 - Class A Shares                       16.49       0.06         (0.11)
1997 - Class B Shares (commenced May 1,
 1996)                                      17.31      (0.05)        (0.48)
1997 - Institutional Shares (commenced
 February 2, 1996)                          16.61       0.04         (0.11)
-------------------------------------------------------------------------------
1996 - Class A Shares                       13.31       0.17          3.44
-------------------------------------------------------------------------------
For the Period Ended January 31,
1995 - Class A Shares (commenced July 8,
 1994)                                      14.18       0.11         (0.89)
-------------------------------------------------------------------------------

                                                                      APPENDIX B





    Distributions to shareholders
  -------------------------------------
                            From net
                            realized       Net                                         Ratio of
               In excess    gain on     increase                           Net assets    net
   From net      of net    investment  (decrease)  Net asset                 at end    expenses
  investment   investment and futures    in net    value, end   Total      of period  to average
    income       income   transactions asset value of period  return/a/    (in 000s)  net assets
------------------------------------------------------------------------------------------------
    $   --       $   --      $   --      $(0.59)     $ 7.79     (7.04)%     $59,940      1.93%
        --           --          --       (0.63)       7.68     (7.58)        4,190      2.45
        --           --          --       (0.61)       7.68     (7.36)          999      2.45
        --           --          --       (0.53)       7.91     (6.28)        4,200      1.16
------------------------------------------------------------------------------------------------
        --        (0.03)         --       (7.93)       8.38    (48.49)       87,437      1.75
        --        (0.03)         --       (7.93)       8.31    (48.70)        3,359      2.30
        --        (0.03)         --       (7.44)       8.29    (47.17)(c)       436      2.35(b)
     (0.03)          --          --       (7.89)       8.44    (48.19)          874      1.11
------------------------------------------------------------------------------------------------
     (0.12)          --       (0.01)      (0.18)      16.31     (1.01)      263,014      1.67
     (0.51)       (0.03)         --       (1.07)      16.24     (6.02)(c)     3,354      2.21(b)
     (0.11)       (0.06)      (0.04)      (0.28)      16.33     (1.09)(c)    13,322      1.10(b)
------------------------------------------------------------------------------------------------
     (0.12)       (0.14)      (0.17)       3.18       16.49     26.49       205,539      1.77
------------------------------------------------------------------------------------------------
      0.01           --       (0.10)      (0.87)      13.31     (5.46)(c)   124,298      1.90(b)
------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                              no voluntary waiver
                                                  of fees or
                                              expense limitations
                                             ---------------------
                                                         Ratio of
                                                           net
                               Ratio of net             investment
                                investment    Ratio of    income
                               income (loss)  expenses  (loss) to    Portfolio
                                to average   to average  average     turnover
                                net assets   net assets net assets     rate
-------------------------------------------------------------------------------
For the Years Ended January
 31,
1999 - Class A Shares               0.63%       2.48%      0.08%      106.00%
1999 - Class B Shares               0.10        2.97      (0.42)      106.00
1999 - Class C Shares               0.10        2.97      (0.42)      106.00
1999 - Institutional Shares         1.10        1.68       0.58       106.00
-------------------------------------------------------------------------------
1998 - Class A Shares               0.31        1.99       0.07       105.16
1998 - Class B Shares              (0.29)       2.50      (0.49)      105.16
1998 - Class C Shares
 (commenced August 15, 1997)       (0.26)(b)    2.55(b)   (0.46)(b)   105.16
1998 - Institutional Shares         0.87        1.31       0.67       105.16
-------------------------------------------------------------------------------
1997 - Class A Shares               0.20        1.87         --        48.40
1997 - Class B Shares
 (commenced May 1, 1996)           (0.56)(b)    2.37(b)   (0.72)(b)    48.40
1997 - Institutional Shares
 (commenced February 2, 1996)       0.54(b)     1.26(b)    0.38(b)     48.40
-------------------------------------------------------------------------------
1998 - Class A Shares               1.05        2.02       0.80        88.80
-------------------------------------------------------------------------------
For the Period Ended January
 31,
1995 - Class A Shares
 (commenced July 8, 1994)           1.83(b)     2.38(b)    1.35(b)     36.08(c)
-------------------------------------------------------------------------------

                      [This page intentionally left blank]

 INTERNATIONAL SMALL CAP FUND



                                                           Income from
                                                     investment operations/d/
                                                   ---------------------------
                                                              Net realized and
                                                              unrealized gain
                                                              on investments,
                                         Net asset              futures and
                                          value,      Net     foreign currency
                                         beginning investment     related
                                         of period    loss      transactions
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced May 1,
 1998)                                    $10.00     $(0.04)       $0.66
1999 - Class B Shares (commenced May 1,
 1998)                                     10.00      (0.10)        0.71
1999 - Class C Shares (commenced May 1,
 1998)                                     10.00      (0.06)        0.67
1999 - Institutional Shares (commenced
 May 1, 1998)                              10.00         --         0.67
1999 - Service Shares (commenced May 1,
 1998)                                     10.00      (0.02)        0.63
------------------------------------------------------------------------------

                                                                      APPENDIX B





      Distributions to shareholders
  -----------------------------------------
                              From net
                           realized gain
                           on investment,                                                Ratio of
               In excess    futures and                                      Net assets    net
   From net      of net   foreign currency Net increase Net asset             at end of   expenses
  investment   investment     related      in net asset value, end  Total      period   to average
    income       income     transactions      value     of period  return/a/  (in 000s)  net assets
---------------------------------------------------------------------------------------------------
     $ --        $  --          $ --          $0.62       $10.62    6.20%c   $33,002      2.02%b
       --           --            --           0.61        10.61    6.10c        213      2.51b
       --           --            --           0.61        10.61    6.10c        175      2.51b
       --        (0.01)           --           0.66        10.66    6.67c     36,992      1.40b
       --           --            --           0.61        10.61    6.10c          2      1.90b
-------------------------------------------------------------------------------------------------

                                                 Ratios assuming
                                               no voluntary waiver
                                                   of fees or
                                               expense limitations
                                              ---------------------
                                   Ratio of               Ratio of
                                     net                    net
                                  investment   Ratio of  investment
                                   loss to     expenses   loss to    Portfolio
                                   average    to average  average    turnover
                                  net assets  net assets net assets    rate
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced
 May 1, 1998)                       (1.03)%b     3.60%b    (2.61)%b    96.11%c
1999 - Class A B Shares
 (commenced May 1, 1998)            (1.30)b      4.09b     (2.88)b     96.11c
1999 - Class A Shares (commenced
 May 1, 1998)                       (1.45)b      4.09b     (3.03)b     96.11c
1999 - Institutional Shares
 (commenced May 1, 1998)            (0.19)b      2.98b     (1.77)b     96.11c
1999 - Service Shares (commenced
 May 1, 1998)                       (0.26)b      3.48b     (1.84)b     96.11c
------------------------------------------------------------------------------

                      [This page intentionally left blank]

 INTERNATIONAL EQUITY FUND



                                                           Income from
                                                     investment operations/d/
                                                   ---------------------------
                                                                Net realized
                                                               and unrealized
                                                               gain (loss) on
                                         Net asset    Net     investments and
                                          value,   investment     foreign
                                         beginning   income   currency related
                                         of period   (loss)     transactions
------------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                     $19.85     $(0.06)       $ 3.24
1999 - Class B Shares                      19.70      (0.17)         3.21
1999 - Class C Shares                      19.56      (0.15)         3.15
1999 - Institutional Shares                19.97       0.03          3.31
1999 - Service Shares                      19.84      (0.04)         3.24
------------------------------------------------------------------------------
1998 - Class A Shares                      19.32       0.03          2.04
1998 - Class B Shares                      19.24      (0.08)         2.02
1998 - Class C Shares (commenced
 August 15, 1997)                          22.60      (0.04)        (1.38)
1998 - Institutional Shares                19.40       0.10          2.11
1998 - Service Shares                      19.34       0.02          2.06
------------------------------------------------------------------------------
1997 - Class A Shares                      17.20       0.10          2.23
1997 - Class B Shares (commenced May 1,
 1996)                                     18.91      (0.06)         0.60
1997 - Institutional Shares (commenced
 February 7, 1996)                         17.45       0.04          2.15
1997 - Service Shares (commenced
 March 6, 1996)                            17.70      (0.02)         1.87
------------------------------------------------------------------------------
1996 - Class A Shares                      14.52       0.13          4.00
------------------------------------------------------------------------------
1995 - Class A Shares                      18.10       0.06         (3.05)
------------------------------------------------------------------------------

                                                                      APPENDIX B


      Distributions to shareholders
  -----------------------------------------
                              From net
                           realized gain
               In excess   on investment   Net increase                      Net assets   Ratio of
   From net      of net     and foreign     (decrease)  Net asset            at end of  net expenses
  investment   investment currency related in net asset value, end  Total      period    to average
    income       income     transactions      value     of period  return/a/  (in 000s)   net assets
----------------------------------------------------------------------------------------------------
    $   --       $   --        $(1.11)        $ 2.07      $21.92    16.39%    $947,973      1.73%
        --           --         (1.11)          1.93       21.63    15.80       69,231      2.24
        --           --         (1.11)          1.89       21.45    15.70       11,619      2.24
        --           --         (1.11)          2.23       22.20    17.09      111,315      1.13
        --           --         (1.11)          2.09       21.93    16.49        3,568      1.63
----------------------------------------------------------------------------------------------------
        --        (0.30)        (1.24)          0.53       19.85    11.12      697,590      1.67
        --        (0.25)        (1.23)          0.46       19.70    10.51       55,324      2.20
        --        (0.38)        (1.24)         (3.04)      19.56    (5.92)c      3,369      2.27b
     (0.07)       (0.33)        (1.24)          0.57       19.97    11.82       56,263      1.08
        --        (0.35)        (1.23)          0.50       19.84    11.25        3,035      1.55
----------------------------------------------------------------------------------------------------
        --           --         (0.21)          2.12       19.32    13.48      536,283      1.69
        --           --         (0.21)          0.33       19.24     2.83c      19,198      2.23b
     (0.03)          --         (0.21)          1.95       19.40    12.53c      68,374      1.10b
        --           --         (0.21)          1.64       19.34    10.42c         674      1.60b
----------------------------------------------------------------------------------------------------
     (0.58)          --         (0.87)          2.68       17.20    28.68      330,860      1.52
----------------------------------------------------------------------------------------------------
        --           --         (0.59)         (3.58)      14.52   (16.65)     275,086      1.73
----------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                               no voluntary waiver
                                                    of fees
                                             or expense limitations
                                            -----------------------


                              Ratio of                    Ratio of
                           net investment   Ratio of   net investment
                          income (loss) to expenses to income (loss)  Portfolio
                            average net      average   to average net turnover
                               assets      net assets      assets       rate
-------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares          (0.28)%        1.82%        (0.37)%     113.79%
1999 - Class B Shares          (0.79)         2.32         (0.87)      113.79
1999 - Class C Shares          (0.98)         2.32         (1.06)      113.79
1999 - Institutional
 Shares                         0.23          1.21          0.15       113.79
1999 - Service Shares          (0.18)         1.71         (0.26)      113.79
-------------------------------------------------------------------------------
1998 - Class A Shares          (0.27)         1.80         (0.40)       40.82
1998 - Class B Shares          (0.90)         2.30         (1.00)       40.82
1998 - Class C Shares
 (commenced August 15,
 1997)                         (1.43)b        2.37b        (1.53)b      40.82
1998 - Institutional
 Shares                         0.30          1.18          0.20        40.82
1998 - Service Shares          (0.36)         1.65         (0.46)       40.82
-------------------------------------------------------------------------------
1997 - Class A Shares          (0.07)         1.88         (0.26)       38.01
1997 - Class B Shares
 (commenced May 1, 1996)       (0.97)b        2.38b        (1.12)b      38.01
1997 - Institutional
    Shares (commenced
    February 7, 1996)           0.43b         1.25b         0.28b       38.01
1997 - Service Shares
 (commenced March 6,
 1996)                         (0.40)b        1.75b        (0.55)b      38.01
-------------------------------------------------------------------------------
1996 - Class A Shares           0.26          1.77          0.01        68.48
-------------------------------------------------------------------------------
1995 - Class A Shares           0.40          1.98          0.15        84.54
-------------------------------------------------------------------------------

                      [This page intentionally left blank]

 JAPANESE EQUITY FUND



                                                           Income from
                                                     investment operations/d/
                                                   ---------------------------
                                                                Net realized
                                                               and unrealized
                                                                  gain on
                                         Net asset            investments and
                                          value,      Net         foreign
                                         beginning investment currency related
                                         of period    loss      transactions
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced May 1,
1998)                                     $10.00     $(0.06)       $1.12
1999 - Class B Shares (commenced May 1,
1998)                                      10.00      (0.08)        1.11
1999 - Class C Shares (commenced May 1,
1998)                                      10.00      (0.09)        1.13
1999 - Institutional Shares (commenced
May 1, 1998)                               10.00      (0.02)        1.13
1999 - Service Shares (commenced May 1,
1998)                                      10.00      (0.05)        1.09
------------------------------------------------------------------------------

                                                                      APPENDIX B




   Distributions to shareholders
------------------------------------
                         From net
                       realized gain
                       on investment
            In excess   and foreign                                   Net assets   Ratio of
 From net     of net     currency    Net increase Net asset           at end of  net expenses
investment  investment    related    in net asset value, end  Total     period    to average
  income      income   transactions     value     of period  return/a/ (in 000s)   net assets
---------------------------------------------------------------------------------------------
    --           --          --         $1.06       $11.06    10.60%c  $ 8,391       1.64%b
    --           --          --          1.03        11.03    10.30b     1,427       2.15b
    --           --          --          1.04        11.04    10.40c       284       2.15b
    --        (0.01)         --          1.10        11.10    11.06c    11,418       1.03b
    --           --          --          1.04        11.04    10.43c         2       1.53b
---------------------------------------------------------------------------------------------

                                         Ratios assuming no voluntary
                                              waiver of fees or
                                             expense limitations
                                         ----------------------------


                             Ratio of                           Ratio of
                          net investment   Ratio of          net investment
                             loss to     expenses to         loss to average        Portfolio
                           average net     average                 net              turnover
                              assets      net assets              assets              rate
---------------------------------------------------------------------------------------------
1999 - Class A Shares
(commenced May 1, 1998)       (1.20)%b               4.18%b               (3.74)%b    53.29%c
1999 - Class B Shares
(commenced May 1, 1998)       (1.76)b                4.69b                (4.30)b     53.29c
1999 - Class C Shares
(commenced May 1, 1998)       (1.69)b                4.69b                (4.23)b     53.29c
1999 - Institutional
Shares (commenced May 1,
1998)                         (0.36)b                3.57b                (2.90)b     53.29c
1999 - Service Shares
(commenced May 1, 1998)       (0.68)b                4.07b                (3.22)b     53.29c
---------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EMERGING MARKETS EQUITY FUND


                                                            Income from
                                                      investment operations/d/
                                                     -------------------------
                                                                 Net realized
                                                                and unrealized
                                                                   loss on
                                                                 investments
                                           Net asset    Net      and foreign
                                            value,   investment    currency
                                           beginning   income      related
                                           of period   (loss)    transactions
------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                       $ 9.69     $ 0.04       $(2.40)
1999 - Class B Shares                         9.69       0.03        (2.41)
1999 - Class C Shares                         9.70       0.01        (2.39)
1999 - Institutional Shares                   9.70       0.06        (2.36)
1999 - Service Shares                         9.69      (0.13)       (2.41)
------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
1998 - Class B Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
1998 - Class C Shares (commenced December
15, 1997)                                    10.00         --        (0.30)
1998 - Institutional Shares (commenced
December 15, 1997)                           10.00       0.01        (0.31)
1998 - Service Shares (commenced December
15, 1997)                                    10.00         --        (0.31)
------------------------------------------------------------------------------

                                                                      APPENDIX B






      Distributions to shareholders
  -----------------------------------------
                              From net
                           realized gain
               In excess   on investment                                     Net assets   Ratio of
   From net      of net     and foreign    Net decrease Net asset            at end of  net expenses
  investment   investment currency related in net asset value, end  Total      period    to average
    income       income     transactions      value     of period  return/a/  (in 000s)   net assets
----------------------------------------------------------------------------------------------------
    $(0.07)      $(0.22)         --           $(2.65)     $7.04    (24.32)%   $52,704       2.09%
     (0.07)       (0.21)         --            (2.66)      7.03    (24.51)        459       2.59
     (0.07)       (0.20)         --            (2.65)      7.05    (24.43)        273       2.59
     (0.08)       (0.23)         --            (2.61)      7.09    (23.66)     90,189       1.35
     (0.07)       (0.21)         --            (2.82)      6.87    (26.17)          1       1.85
----------------------------------------------------------------------------------------------------
        --           --          --            (0.31)      9.69     (3.10)c    17,681       1.90b
        --           --          --            (0.31)      9.69     (3.10)c        64       2.41b
        --           --          --            (0.30)      9.70     (3.00)c        73       2.48b
        --           --          --            (0.30)      9.70     (3.00)c    19,120       1.30b
        --           --          --            (0.31)      9.69     (3.10)c         2       2.72b
----------------------------------------------------------------------------------------------------

                                        Ratios assuming no voluntary
                                             waiver of fees or
                                             expense limitations
                                        ----------------------------

                                                               Ratio
                              Ratio                           of net
                             of net                         investment
                           investment      Ratio of           income
                          income (loss)  expenses to         (loss) to         Portfolio
                           to average    average net          average          turnover
                           net assets       assets          net assets           rate
----------------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares          0.80%                2.53%              0.36%    153.67%
1999 - Class B Shares          0.19                 3.03              (0.25)    153.67
1999 - Class C Shares          0.28                 3.03              (0.16)    153.67
1999 - Institutional
Shares                         1.59                 1.79               1.15     153.67
1999 - Service Shares         (1.84)                2.29              (2.28)    153.67
----------------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares
(commenced December 15,
1997)                          0.55b                5.88b             (3.43)b     3.35c
1998 - Class B Shares
(commenced December 15,
1997)                          0.05b                6.39b             (3.93)b     3.35c
1998 - Class C Shares
(commenced December 15,
1997)                         (0.27)b               6.46b             (4.25)b     3.35c
1998 - Institutional
Shares (commenced Decem-
ber 15, 1997)                  0.80b                5.28b             (3.18)b     3.35c
1998 - Service Shares
(commenced December 15,
1997)                         (0.05)b               6.70b             (4.03)b     3.35c
----------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EUROPEAN EQUITY FUND



                                                            Income from
                                                      investment operations/d/
                                                    ---------------------------
                                                                 Net realized
                                                                and unrealized
                                                                   gain on
                                                                 investment,
                                          Net asset              futures and
                                           value,      Net         foreign
                                          beginning investment currency related
                                          of period    loss      transactions
-------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced October
1, 1998)                                   $10.00     $(0.03)       $2.23
1999 - Class B Shares (commenced October
1, 1998)                                    10.00      (0.02)        2.21
1999 - Class C Shares (commenced October
1, 1998)                                    10.00      (0.01)        2.21
1999 - Institutional Shares (commenced
October 1, 1998)                            10.00      (0.01)        2.24
1999 - Service Shares (commenced October
1, 1998)                                    10.00      (0.03)        2.23
-------------------------------------------------------------------------------

                                                                      APPENDIX B






     Distributions to shareholders
--------------------------------------
                           From net
                        realized gain
                        on investment,
            In excess      futures                                        Net assets   Ratio of
 From net     of net     and foreign    Net increase Net asset            at end of  net expenses
investment  investment currency related in net asset value, end   Total     period    to average
  income      income     transactions      value     of period  return/a/ (in 000s)   net assets
-------------------------------------------------------------------------------------------------
    $--        $ --          $ --          $2.20       $12.20     22.00%c  $61,151       1.79%b
     --          --            --           2.19        12.19     21.90c       432       2.29b
     --          --            --           2.20        12.20     22.00c       587       2.29b
     --          --            --           2.23        12.23     22.30c    12,740       1.14b
     --          --            --           2.20        12.20     22.00c         2       1.64b
-------------------------------------------------------------------------------------------------

                                              Ratios assuming no
                                           voluntary waiver of fees
                                            or expense limitations
                                           ------------------------



                              Ratio of                   Ratio of
                           net investment  Ratio of   net investment
                              loss to     expenses to    loss to     Portfolio
                            average net   average net  average net   turnover
                               assets       assets        assets       rate
------------------------------------------------------------------------------
1999 - Class A Shares
(commenced October 1,
1998)                          (1.19)%b      2.80%b       (2.20)%b     70.77%c
1999 - Class B Shares
(commenced October 1,
1998)                          (1.78)b       3.30b        (2.79)b      70.77c
1999 - Class C Shares
(commenced October 1,
1998)                          (1.83)b       3.30b        (2.84)b      70.77c
1999 - Institutional
Shares (commenced October
1, 1998)                       (0.33)b       2.15b        (1.34)b      70.77c
1999 - Service Shares
(commenced October 1,
1998)                          (0.69)b       2.65b        (1.70)b      70.77c
------------------------------------------------------------------------------

                                                                      APPENDIX B





(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Annualized.
(c) Not annualized.
(d) Includes the balancing effect of calculating per share amounts.

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 EUROPEAN EQUITY FUND
 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies and strategies substantially similar to the European Equity Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as measured against the FT/S&P Actuaries Europe Index (unhedged) and does not represent the performance of the European Equity Fund. Investors should not consider this performance data as a substitute for the performance of the European Equity Fund nor should investors consider this data as an indication of future performance of the European Equity Fund or of the Investment Adviser. The FT/S&P Actuaries Europe Index (unhedged) is unmanaged and investors can-not invest directly in the Index.

                                     FT/S&P
                  Private Account  Actuaries
                   Net Composite  Europe Index
                    Performance    (unhedged)
----------------------------------------------
1998                  22.02%         27.55%
1997                  20.30%         23.66%
1996                  42.78%         23.51%
1995                  30.75%         22.17%
1994                   9.62%          2.95%
10/1/93-12/31/93       4.45%          9.12%
----------------------------------------------

                                Average Annual Total Return
                               for the period ended 12/31/98
                               -----------------------------
                                                             Since Inception
                               1 Year Three Years Five Years     10/1/93
----------------------------------------------------------------------------
Private Account Net Composite
 Performance                   22.02%   27.94%      24.59%       24.31%
FT/S&P Actuaries Europe Index
 (unhedged)                    27.55%   24.89%      19.63%       20.60%
----------------------------------------------------------------------------


 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return basis

                                                                      APPENDIX C

 which includes realized and unrealized gains and losses plus income. The composite performance is net of applicable investment management fees, bro-kerage commissions, execution costs and custodial fees, without provision for federal and state taxes, if any. Total return performance of the Euro-pean Equity Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by com-puting the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identical time periods.

 All returns presented reflect the reinvestment of dividends and other earn-ings. The weighted-average expenses of the private accounts used in calcu-lating the Investment Adviser's net composite performance data were 0.46% annualized, which are lower than the estimated expenses of Institutional Shares of the European Equity Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower if they had been subject to the expenses of the European Equity Fund. In addition, the private accounts are not subject to the same diversification require-ments, specific tax restrictions and investment limitations imposed on the European Equity Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment Management Approach
   3 Fund Investment Objectives and Strategies
       3 Goldman Sachs CORE International Equity Fund
       4 Goldman Sachs International Equity Fund
       5 Goldman Sachs European Equity Fund
       6 Goldman Sachs Japanese Equity Fund
       8 Goldman Sachs International Small Cap Fund
       9 Goldman Sachs Emerging Markets Equity Fund
      11 Goldman Sachs Asia Growth Fund
  14 Other Investment Practices and Securities

  18 Principal Risks of the
     Funds
  21 Fund Performance
  26 Fund Fees and Expenses
  30 Service Providers
  40 Dividends
  41 Shareholder Guide
       41 How To Buy Shares
       45 How To Sell Shares
  49 Taxation
  51 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  68 Appendix B
     Financial Highlights
  96 Appendix C
     European Equity Fund --
     Prior Performance of
     Similarly Advised
     Accounts
     of the Investment Adviser

International Equity Funds
Prospectus (Institutional Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


[LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349.

506748
EQINTLPROINS

Prospectus                                      Service Shares

                                                April 30, 1999


GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

                                                .Goldman Sachs
                                                 CORE
                                                 International
                                                 Equity Fund

                                                .Goldman Sachs
                                                 International
                                                 Equity Fund

                                                .Goldman Sachs
                                                 European
                                                 Equity Fund

                                                .Goldman Sachs
                                                 Japanese
                                                 Equity Fund

                                                .Goldman Sachs
                                                 International
                                                 Small Cap Fund

                                                .Goldman Sachs
                                                 Emerging
                                                 Markets Equity
                                                 Fund

                                                .Goldman Sachs
                                                 Asia Growth
                                                 Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS      [LOGO] Goldman
NOT APPROVED OR DISAPPROVED THESE                      Sachs
SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK
DEPOSIT AND IS NOT INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
INVOLVES INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL.

General Investment Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japa-nese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Manage-ment International are each referred to in this Prospectus as the "Invest-ment Adviser."


 ACTIVE INTERNATIONAL STYLE FUNDS


 Goldman Sachs' Active International Investment Philosophy:


                                        How the Investment Adviser Acts on
   Belief                               Belief
----------------------------------------------------------------------------
  .Equity markets are inefficient       Seeks excess return through team
                                        driven, research intensive and
                                        bottom-up stock selection.

  .Returns are variable                 Seeks to capitalize on variability
                                        of market and regional returns
                                        through asset allocation decisions.

  .Corporate fundamentals ultimately    Seeks to conduct rigorous, first-
   drive share price                    hand research of business and
                                        company management.

  .A business' intrinsic value will be  Seeks to realize value through a
   achieved over time                   long-term investment horizon.

  .Portfolio risk must be carefully     Seeks to systematically monitor and
   analyzed and monitored               manage risk through diversification,
                                        multifactor risk models and currency
                                        management.

 The Investment Adviser attempts to manage risk in these Funds through disci-plined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' CORE Investment Philosophy:
 Goldman Sachs' quantitative style of funds--CORE--emphasizes the two build-ing blocks of active management: stock selection and portfolio construction.

 I. Core Stock Selection
 The CORE Funds use the Goldman Sachs proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast returns on securities held in each Fund's portfolio. The Multifactor Model incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 II. Core Portfolio Construction
 A proprietary computer optimizer calculates every security combination (at every possible weighting) to construct the most efficient risk/return port-folio given each CORE Fund benchmark. In this process, the Investment Adviser manages risk by limiting deviations from the benchmark.

 Goldman Sachs CORE Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good founda-tions on which to build a portfolio.

--------------------------------------------------------------------------------

Fund Investment Objectives
And Strategies

Goldman Sachs CORE International Equity Fund
        FUND FACTS
--------------------------------------------------------------------------------

         Objective  Long-term growth of capital

        Benchmarks  MSCI Europe, Australasia, Far East ("EAFE") Index
                    (unhedged)

  Investment Focus  Large-capitalization equity securities of companies that are organized outside the United States or whose securi-ties are primarily traded outside the United States

  Investment Style  Quantitative


 INVESTMENT OBJECTIVE

 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.
 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies ("emerging countries").
 The Fund seeks broad representation of large-cap issuers across major coun-tries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.
 Other. The Fund's investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

Goldman Sachs International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe & Pacific Index (unhedged)

   Investment Focus   Equity securities of companies organized outside the
                      United States or whose securities are principally traded outside the United States

   Investment Style   Active International


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.

 The Fund expects to invest a substantial portion of its assets in the secu-rities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and emerging countries. Currently, emerging countries include among others, most Latin American, African, Asian and Eastern European nations.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities, such as corporate debt and bank obligations.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs European Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe Index (unhedged)

   Investment Focus   Equity securities of European companies

   Investment Style   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

 A European issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in a
  European country;
 .Is organized under the laws of, or has a principal office in, a European country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the European countries; or .Maintains 50% or more of its assets in one or more of the European coun-
  tries.

 The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund's assets are invested in at least three European countries. It is currently antici-pated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries. Currently, emerging countries include among others, most Latin American, African, Asian, most Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities, such as corporate debt and bank obligations.

Goldman Sachs Japanese Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Tokyo Price Index ("TOPIX") (unhedged)

   Investment Focus   Equity securities of Japanese companies

   Investment Style   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in
  Japan;
 .Is organized under the laws of, or has a principal office in Japan; .Derives 50% or more of its total revenue from goods produced, sales made or services performed in Japan; or
 .Maintains 50% or more of its assets in Japan.

 The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

 Japan's economy, the second largest in the world, has grown substantially over the last three decades. Since 1990, however, Japan's economic growth has declined significantly, and is currently subject to deflationary pres-sures. In addition to this economic downturn, Japan is undergoing structural adjustments related to high wages and taxes, currency valuations and struc-tural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection with the reform of its political process and the deregulation of its economy. These conditions present risks to the Japanese Equity Fund and its ability to attain its investment objec-tive.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 Japan's economy is heavily dependent upon international trade, and is espe-cially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A sub-stantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. As of the date of this Prospectus, Japan's banking industry con-tinued to suffer from non-performing loans, declining real estate values and lower valuations of securities holdings.

 The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

 The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those of U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the United States.

 During the recent past the average stock market prices of Japanese compa-nies, as measured by major indices such as the NIKKEI 225 Average, have experienced a substantial decline. It is not possible to determine whether this general decline will continue.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, such as corporate debt and bank obligations.

Goldman Sachs International Small Cap Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   MSCI EAFE Small Cap Index (unhedged)

   Investment Focus   Equity securities of foreign companies with public stock
                      market capitalizations of $1 billion or less at the time of investment

   Investment Style   Active International



 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies:
 .With public stock market capitalizations of $1 billion or less at the time of investment; and
 .That are organized outside the United States or whose securities are prin-cipally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern Euro-pean nations.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger-cap companies with public stock market capital-izations of more than $1 billion at the time of investment and in fixed-income securities, such as corporate debt and bank obligations. If the mar-ket capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   MSCI Emerging Markets Free Index

   Investment Focus   Equity securities of emerging country issuers

   Investment Style   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifica-tions by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

  .Argentina          .Egypt           .Jordan         .Philippines        .Sri Lanka
  .Botswana           .Greece          .Kenya          .Poland             .Taiwan
  .Brazil             .Hong Kong       .Malaysia       .Portugal           .Thailand
  .Chile              .Hungary         .Mexico         .Russia             .Turkey
  .China              .India           .Morocco        .Singapore          .Venezuela
  .Colombia           .Indonesia       .Pakistan       .South Africa       .Zimbabwe
  .Czech Republic     .Israel          .Peru           .South Korea

Goldman Sachs Emerging Markets Equity Fund continued


 An emerging country issuer is any company that either:
 .Has a class of its securities whose principal securities market is in an emerging country;
 .Is organized under the laws of, or has a principal office in, an emerging country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more emerging countries; or .Maintains 50% or more of its assets in one or more of the emerging coun-
  tries.

 Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund's investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the rela-tive attractiveness of emerging countries and currencies are considered in allocating the Fund's assets among emerging countries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in
 (i) fixed-income securities, such as corporate debt and bank obligations, of private and governmental emerging country issuers; and (ii) equity and fixed-income securities, such as corporate debt and bank obligations, of issuers in developed countries.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   MSCI All County Asia Free ex-Japan Index (unhedged)

   Investment Focus   Equity securities of companies in Asian countries

 Investment Process   Active International


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Asian issuers.
 An Asian issuer is any company that either:
 .Has a class of its securities whose principal securities markets is in one or more Asian countries;
 .Is organized under the laws of, or has a principal office in, an Asian country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Asian countries; or .Maintains 50% or more of its assets in one or more Asian countries.

 The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are:
 .China               .Malaysia           .South Korea
 .Hong Kong           .Pakistan           .Sri Lanka
 .India               .Philippines        .Taiwan
 .Indonesia           .Singapore          .Thailand

 as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

Goldman Sachs Asia Growth Fund continued


 Allocation of the Fund's investments will depend upon the Investment Advis-er's views of the relative attractiveness of the Asian markets and particu-lar issuers.

 Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated. For example, on January 31, 1999 (the end of the Fund's last fiscal year), more than 25% of the Fund's assets were invested in securities that traded in Hong Kong.

 Starting in mid-1997 some Pacific region countries began to experience cur-rency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some coun-tries have experienced government intervention, have sought assistance from the International Monetary Fund and are undergoing substantial domestic unrest. Although some countries are taking steps to restructure their finan-cial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securi-ties traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be significantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities markets. In addition, the reversion of Hong Kong to China has created uncertainty as to future currency valua-tions relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities, such as corporate debt and bank obligations.

                      [This page intentionally left blank]

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semiannual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 . No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
--Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Practices
Borrowings                                   33 1/3        33 1/3      33 1/3
Cross Hedging of Currencies                     .             .          .
Equity Swaps                                   10            10         10
Currency Swaps                                  .             .          .
Foreign Currency Transactions*                  .             .          .
Futures Contracts and Options on Futures
 Contracts                                      .             .          .
Investment Company Securities (including
 World Equity Benchmark Shares and
 Standard & Poor's Depository Receipts)        10            10         10
Options on Foreign Currencies/1/                .             .          .
Options on Securities and Securities
 Indices/2/                                     .             .          .
Custodial Receipts                              .             .          .
Unseasoned Companies                            .             .          .
Warrants and Stock Purchase Rights              .             .          .
Repurchase Agreements                           .             .          .
Securities Lending                           33 1/3        33 1/3      33 1/3
Short Sales Against the Box                    --            25         25
When-Issued Securities and Forward
 Commitments                                    .             .          .
------------------------------------------------------------------------------

 * Limited by the amount the Fund invests in foreign securities.
 1 The Funds may purchase and sell call and put options.
 2 The Funds may sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES






  Japanese             International                      Emerging                        Asia
   Equity                Small Cap                         Markets                       Growth
    Fund                   Fund                          Equity Fund                      Fund
------------------------------------------------------------------
   33 1/3                 33 1/3                           33 1/3                        33 1/3
     .                       .                                .                            .
      10                     10                               10                            10
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
    10                      10                               10                           10
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
   33 1/3                 33 1/3                           33 1/3                        33 1/3
      25                    25                                25                            25
     .                       .                                .                            .
------------------------------------------------------------------

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
-- Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global Depository
 Receipts                                       .             .          .
Asset-Backed and Mortgage-Backed
 Securities/9/                                 --             .          .
Bank Obligations/1/,/9/                         .             .          .
Convertible Securities                          .             .          .
Corporate Debt Obligations/9/                   10/2/         35         35
Equity Securities                               90+           65+        65+
Emerging Country Securities                     25            .          .
Fixed Income Securities/3/                     10/2/          35         35/1/
Foreign Securities                              .             .          .
Foreign Government Securities/9/                .             .          .
Non-Investment Grade Fixed Income
 Securities                                     --            35/4/      35/4/
Real Estate Investment Trusts                   .             .          .
Structured Securities/9/                        .             .          .
Temporary Investments                           35           100        100
U.S. Government Securities/9/                   .             .          .
------------------------------------------------------------------------------


 1 Issued by U.S. or foreign banks.
 2 Cash equivalents only.
 3 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are investment grade (i.e., BBB or higher by Stan-dard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's").
 4 May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





 Japanese           International                    Emerging
  Equity              Small Cap                       Markets                     Asia Growth
   Fund                 Fund                        Equity Fund                      Fund
---------------------------------------------------------------------------
    .                     .                              .                             .
    .                     .                              .                             .
    .                     .                              .                             .
    .                     .                              .                             .
    35                    35                             35                            35
    65+                   65+                            65+                           65+
    .                     .                              .                             .
    35/5/                 35/6/                          35/7/                         35/8/
    .                     .                              .                             .
    .                     .                              .                             .
    35/4/                 35/4/                          35/4/                         35/4/
    .                     .                              .                             .
    .                     .                              .                             .
   100                   100                             35                           100
    .                     .                              .                             .
---------------------------------------------------------------------------

 5 The Japanese Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities of non-Japanese companies.
 6 The International Small Cap Fund may invest in the aggregate up to 35% of its total assets in (1) fixed-income securities; and (2) equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment.
 7 The Emerging Markets Equity Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; (2) fixed-income securi-ties of private and governmental emerging country issuers; and (3) equity and fixed-income securities of issuers in developed countries.
 8 The Asia Growth Fund may invest in the aggregate up to 35% of its total assets in: (1) fixed-income securities; and (2) equity securities and secu-rities of issuers in other countries, including Japan.
 9 Limited by the amount the Fund invests in fixed-income securities.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.


 .Applicable
 --Not applicable
                        CORE                                      International Emerging
                    International International European Japanese   Small Cap   Markets   Asia
                       Equity        Equity      Equity   Equity     Equity      Equity  Growth
-----------------------------------------------------------------------------------------------
Credit/Default            .             .          .        .           .          .       .
Emerging Countries        .             .          .        .           .          --      .
Interest Rate             .             .          .        .           .          .       .
Small Cap                --            --          .        --          .          --      --
Foreign                   .             .          .        .           .          .       .
Derivatives               .             .          .        .           .          .       .
Management                .             .          .        .           .          .       .
Market                    .             .          .        .           .          .       .
Liquidity                 .             .          .        .           .          .       .
Stock                     .             .          .        .           .          .       .
Geographic               --            --          .        .          --          --      .
Other                     .             .          .        .           .          .       .
-----------------------------------------------------------------------------------------------

All Funds:

 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Emerging Countries Risk--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disrup-

                                                    PRINCIPAL RISKS OF THE FUNDS

 tions. These risks are not normally associated with investment in more devel-oped countries.
 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income secu-rities will normally have more price volatility because of this risk than short-term securities.
 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to risks not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public informa-tion and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign cur-rency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:
 .Small Cap Stock Risk--The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. .Geographic Risk--The European Equity Fund invests primarily in equity securi-ties of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese equity companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. Concentration of the invest-ments of these or other Funds in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance


 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The European Equity, Japanese Equity and International Small Cap Funds did not commence operations until October 1, 1998, May 1, 1998 and May 1, 1998. Since these Funds have less than one calendar year's performance, no performance information is provided in this section. As of the date of this Prospectus, Service Shares of the Asia Growth Fund had not commenced operations. Performance of the Asia Growth Fund is represented by the Fund's Class A Shares. Class A Shares are not offered in this Prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns dif-fer only to the extent that Class A Shares have a 0.50% distribution and service fee and a 0.19% transfer agency fee while Service Shares have a 0.50% service fee and a 0.04% transfer agency fee.

CORE International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 1.70%.

 Best Quarter
 Q4 '98   +18.97%

 Worst Quarter
 Q3 '98   -15.97%


                                                     [BAR GRAPH APPEARS HERE]
                                                         1998       14.09%


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998        1 Year  Since Inception
 ----------------------------------------------------------------------
  Service Shares (Inception 8/15/97)            14.09%       0.12%
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index*            20.33%       8.44%
 ----------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is a market capitalization-weighted composite of securi-ties in 20 developed markets. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 0.97%.

 Best Quarter
 Q1 '98   +16.94%

 Worst Quarter
 Q3 '98   -14.37%


[BAR GRAPH APPEARS HERE]

    4.59%    18.09%
   ------    ------
    1997      1998


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998               1 Year  Since Inception
 -----------------------------------------------------------------------------
  Service Shares (Inception 3/6/96)                    18.09%       12.87%
  FT/S&P Actuaries Europe & Pacific Index (unhedged)*  19.31%        8.21%
 -----------------------------------------------------------------------------

 * The unmanaged FT/S&P Actuaries Europe & Pacific Index ("EuroPac") is a mar-ket capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region. The Index figures do not reflect any fees or expenses.

Emerging Markets Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 8.43%.

 Best Quarter
 Q4 '98   +14.08%

 Worst Quarter
 Q3 '98   -23.84%


                                                     [BAR GRAPH APPEARS HERE]
                                                         1998      (28.81)%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998          1 Year  Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 12/15/97)            (28.81)%    (26.07)%
  Morgan Stanley Capital International Emerging
   Markets Free (EMF) Index*                     (25.33)%    (19.87)%
 ------------------------------------------------------------------------

 *  The unmanaged Morgan Stanley Capital International Emerging Markets Free
    (EMF) Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Asia Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was 4.32%.

 Best Quarter
 Q4    '98+21.59%

 Worst Quarter
 Q4    "97-27.33%


                           [BAR GRAPH APPEARS HERE]

                      6.55%    7.95%   -41.07%   -15.26%
                     ------   ------   -------   -------
                       1995     1996      1997      1998



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                   1 Year  Since Inception
 ---------------------------------------------------------------
  Class A (Inception 7/8/94)
  Including Sales Charges               (19.94)%    (12.21)%
  Morgan Stanley Capital International
   All Country Asia Free ex-Japan*      (10.27)%    (11.22)%
 ---------------------------------------------------------------
  Class B (Inception 5/1/96)
  Including CDSC                        (19.93)%    (25.86)%
  Morgan Stanley Capital International
   All Country Asia Free ex-Japan*      (10.27)%    (22.76)%
 ---------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                        (16.84)%    (38.72)%
  Morgan Stanley Capital International
   All Country Asia Free ex-Japan*      (10.27)%    (36.29)%
 ---------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International All Country Asia Free ex-Japan Index is a market capitalization-weighted composite of securities in ten Asian countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

                                            CORE      International European
                                        International    Equity      Equity
                                         Equity Fund      Fund        Fund
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                   None          None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                        None          None       None
Redemption Fees                              None          None       None
Exchange Fees                                None          None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/2/
Management Fees                             0.85%         1.00%      1.00%
Service Fees3                               0.50%         0.50%      0.50%
Other Expenses4                             0.40%         0.22%      1.15%
----------------------------------------------------------------------------
Total Fund Operating Expenses*              1.75%         1.72%      2.65%
----------------------------------------------------------------------------

See page 28 for all other footnotes.

 * As a result of the current expense limitations, "Other
   Expenses" and "Total Fund Operating Expenses" of the
   Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operat-ing Expenses" may increase without shareholder approv-al.

                                             CORE      International European
                                         International    Equity      Equity
                                          Equity Fund      Fund        Fund
 ----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund
   assets):2
  Management Fees                            0.85%         1.00%      1.00%
  Service Fees3                              0.50%         0.50%      0.50%
  Other Expenses4                            0.16%         0.14%      0.14%
 ----------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current expense limitations)              1.51%         1.64%      1.64%
 ----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


   Japanese                                                Emerging                    Asia
    Equity            International Small                   Markets                   Growth
     Fund                  Cap Fund                       Equity Fund                 Fund/1/
---------------------------------------------------------------------------------------------
     None                     None                            None                      None
     None                     None                            None                      None
     None                     None                            None                      None
     None                     None                            None                      None
    1.00%                    1.20%                           1.20%                     1.00%
    0.50%                    0.50%                           0.50%                     0.50%
    2.18%                    1.55%                           0.59%                     0.68%
---------------------------------------------------------------------------------------------
    3.68%                    3.25%                           2.29%                     2.18%
---------------------------------------------------------------------------------------------


   Japanese                                                Emerging                    Asia
    Equity            International Small                   Markets                   Growth
     Fund                  Cap Fund                       Equity Fund                 Fund1
 -------------------------------------------------------------------------------------------
    1.00%                    1.20%                           1.20%                    1.00%
    0.50%                    0.50%                           0.50%                    0.50%
    0.05%                    0.20%                           0.19%                    0.20%
 -------------------------------------------------------------------------------------------
    1.55%                    1.90%                           1.89%                    1.70%
 -------------------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/Service Shares had not commenced operations as of the date of this Prospec-tus.
/2/The Funds' annual operating expenses have been restated to reflect current fees, except for the European Equity Fund, Japanese Equity Fund and International Small Cap Fund whose expenses have been annualized for the current fiscal year.
/3/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their invest-ments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemni-fication and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                   Other
Fund              Expenses
--------------------------
CORE
  International
  Equity           0.12%
International
  Equity           0.10%
European Equity    0.10%
Japanese Equity    0.01%
International
  Small Cap        0.16%
Emerging Markets
  Equity           0.15%
Asia Growth        0.16%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------
CORE International Equity   $178  $  551  $  949   $2,062
----------------------------------------------------------
International Equity        $175  $  542  $  933   $2,030
----------------------------------------------------------
European Equity             $268  $  823      NA       NA
----------------------------------------------------------
Japanese Equity             $370  $1,126  $1,902   $3,932
----------------------------------------------------------
International Small Cap     $328  $1,001  $1,698   $3,549
----------------------------------------------------------
Emerging Markets Equity     $232  $  715  $1,225   $2,626
----------------------------------------------------------
Asia Growth                 $221  $  682  $1,169   $2,513
----------------------------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                            Fund
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       CORE International Equity
  One New York Plaza
  New York, New York 10004
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    International Equity
  133 Peterborough Court                        European Equity
  London, England EC4A 2BB                      Japanese Equity
                                                International Small Cap
                                                Emerging Markets Equity
                                                Asia Growth
 ------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controls the Investment Advisers, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds

                                                               SERVICE PROVIDERS

 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                                  Actual Rate
                                              For the Fiscal Year
                                                or Period Ended
                             Contractual Rate  January 31, 1999
 ----------------------------------------------------------------
  GSAM:
 ----------------------------------------------------------------
  CORE International Equity        0.85%             0.81%
 ----------------------------------------------------------------
  GSAMI:
 ----------------------------------------------------------------
  International Equity             1.00%             0.94%
 ----------------------------------------------------------------
  European Equity                  1.00%             1.00%
 ----------------------------------------------------------------
  Japanese Equity                  1.00%             0.96%
 ----------------------------------------------------------------
  International Small Cap          1.20%             1.17%
 ----------------------------------------------------------------
  Emerging Markets Equity          1.20%             1.15%
 ----------------------------------------------------------------
  Asia Growth                      1.00%             0.91%
 ----------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand is also President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his

 18-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple mar-kets, using a variety of styles.

 International Equity Portfolio Management Team
 .Global portfolio teams based in London, Singapore, Tokyo and New York.
  Local presence is a key to the Investment Adviser's fundamental research capabilities
 .Team manages over $27 billion in international equities for retail, insti-
  tutional and high net worth clients
 .Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabili-ties of GSAM

--------------------------------------------------------------------------------
London-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 David Dick            Senior Portfolio Manager--      Since        Mr. Dick joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    on the European Equity
                                                                    team in 1998. From 1990
                                                                    to 1998, he was with
                                                                    Mercury Asset
                                                                    Management, where he was
                                                                    a portfolio manager for
                                                                    European equity and was
                                                                    head of Mercury's
                                                                    European sector
                                                                    strategy.
----------------------------------------------------------------------------------------------
 Ivor H. Farman        Senior Portfolio Manager--      Since        Mr. Farman joined the
 Executive             International Equity Fund       1996         Investment Adviser as a
 Director              European Equity Fund            1998         senior portfolio manager
                                                                    in 1996. From 1995 to
                                                                    1996, he was responsible
                                                                    for originating and
                                                                    marketing French equity
                                                                    ideas at Exane in Paris.
                                                                    Prior to 1995, he spent
                                                                    five years engaged in
                                                                    French equity research
                                                                    and marketing at Banque
                                                                    Nationale de Paris and
                                                                    Schroders in London.
----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Paul Greener      Portfolio               Since       Mr. Greener joined the
 Associate         Manager--               1998        Investment Adviser as a
                   International           1998        member of the Pan-European
                   Equity Fund                         Equity Team responsible for
                   European Equity                     European general retailers,
                   Fund                                business services and
                                                       technology sectors in 1996.
                                                       From 1994 to 1996, he was
                                                       an equity analyst at CIN
                                                       Management. Prior to 1994,
                                                       he was a student at the
                                                       University of Birmingham.
----------------------------------------------------------------------------------
 James P.          Senior Portfolio        Since       Mr. Hordern joined the
 Hordern           Manager--               1998        Investment Adviser as a
 Executive         International                       portfolio manager in 1997.
 Director          Small Cap Fund                      From 1991 to 1997, he was
                                                       an Assistant Director and
                                                       portfolio manager at
                                                       Mercury Asset Management on
                                                       the European Specialist
                                                       Team.
----------------------------------------------------------------------------------
 Ralf Laier        Portfolio               Since       Mr. Laier joined the
 Vice President    Manager--               1998        Investment Adviser as a
                   Emerging Markets                    portfolio manager with a
                   Equity Fund                         focus on Central/Eastern
                                                       European (CEE) and the
                                                       Commonwealth of Independent
                                                       States (CIS) in 1997. Prior
                                                       to joining the Investment
                                                       Adviser, from 1995 to 1997,
                                                       he was Vice President of
                                                       Soros Global Research,
                                                       where he analyzed
                                                       investment opportunities in
                                                       CEE/CIS. From 1994 to 1995,
                                                       he achieved a Ph.D. from
                                                       the Academy of Economics in
                                                       Pozan, Poland.
----------------------------------------------------------------------------------

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 Susan Noble           Senior Portfolio Manager--      Since        Ms. Noble joined the
 Executive                                             1998         Investment Adviser as a
 Director              European Equity Fund            1998         senior portfolio manager
                       International Equity Fund                    and head of the European
                                                                    Equity Team in October
                                                                    1997. From 1986 to 1997,
                                                                    she worked at Fleming
                                                                    Investment Management in
                                                                    London, where she most
                                                                    recently was Portfolio
                                                                    Management Director for
                                                                    the European equity
                                                                    investment strategy and
                                                                    process.
----------------------------------------------------------------------------------------------
 Andrew                Portfolio Manager--             Since        Mr. Shrimpton joined the
 Shrimpton             Emerging Markets Equity         1998         Investment Adviser as a
 Vice President        Fund                                         portfolio manager with a
                                                                    focus on Africa as well
                                                                    as the financial
                                                                    industry in the EMEA
                                                                    region in 1996. Since
                                                                    1985 he was a UK equity
                                                                    analyst and portfolio
                                                                    manager for CIN
                                                                    Management, where he
                                                                    initiated CIN
                                                                    Management's first
                                                                    investments in Latin
                                                                    America.
----------------------------------------------------------------------------------------------
 Danny Truell          Senior Portfolio Manager--      Since        Mr. Truell joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    and head of UK equities
                                                                    in 1998. From 1992 to
                                                                    1996, he was Investment
                                                                    Banking Executive
                                                                    Director for SBC Warburg
                                                                    and Chief Asian Equity
                                                                    Strategist.
----------------------------------------------------------------------------------------------
 Anna G. Antici        Portfolio Manager--             Since        Ms. Antici joined the
 Vice President        Emerging Markets Equity         1998         Investment Adviser as a
                       Fund                                         portfolio manager in
                                                                    1997. From 1994 to 1997,
                                                                    she was a Vice President
                                                                    for HSBC Asset
                                                                    Management, where she
                                                                    was a portfolio manager
                                                                    for emerging markets and
                                                                    head of the Latin
                                                                    American Department.
----------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


New York-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Robert A.            Senior Portfolio Manager--       Since         Mr. Beckwitt joined the
 Beckwitt             Emerging Markets Equity          1997          Investment Adviser as a
 Managing             Fund                                           portfolio manager in
 Director                                                            1996. From 1986 to 1996,
 Head of                                                             he was Chief Investment
 Emerging                                                            Strategist-Portfolio
 Markets Equity                                                      Adviser to high net
                                                                     worth investors at
                                                                     Fidelity Investments.
-----------------------------------------------------------------------------------------------
 Melissa Brown        Senior Portfolio Manager--       Since         Ms. Brown joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                      Fund                                           portfolio manager in
                                                                     1998. From 1984 to 1998,
                                                                     she was the director of
                                                                     Quantitative Equity
                                                                     Research and served on
                                                                     the Investment Policy
                                                                     Committee at Prudential
                                                                     Securities.
-----------------------------------------------------------------------------------------------
 Mark M. Carhart      Portfolio Manager--              Since         Mr. Carhart joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                      Fund                                           member of the
                                                                     Quantitative Research
                                                                     and Risk Management team
                                                                     in 1997. From August
                                                                     1995 to September 1997,
                                                                     he was Assistant
                                                                     Professor of Finance at
                                                                     the Marshall School of
                                                                     Business at USC and a
                                                                     Senior Fellow of the
                                                                     Wharton Financial
                                                                     Institutions Center.
                                                                     From 1993 to 1995, he
                                                                     was a lecturer and
                                                                     graduate student at the
                                                                     University of Chicago
                                                                     Graduate School of
                                                                     Business.
-----------------------------------------------------------------------------------------------
 Kent A. Clark         Senior Portfolio Manager--      Since         Mr. Clark joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director              Fund                                          portfolio manager in the
                                                                     quantitative equity
                                                                     management team in 1992.
-----------------------------------------------------------------------------------------------
 Raymond J.            Portfolio Manager--             Since         Mr. Iwanowski joined the
 Iwanowski             CORE International Equity       1998          Investment Adviser as an
 Vice President        Fund                                          associate and portfolio
                                                                     manager in 1997. From
                                                                     1993 to 1997, he was a
                                                                     Vice President and head
                                                                     of the Fixed Derivatives
                                                                     Client Research group at
                                                                     Salomon Brothers.
-----------------------------------------------------------------------------------------------

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Robert C. Jones       Senior Portfolio Manager--      Since          Mr. Jones joined the
 Managing              CORE International Equity       1997           Investment Adviser as a
 Director              Fund                                           portfolio manager in
                                                                      1989.
-----------------------------------------------------------------------------------------------

Singapore-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Alice Lui             Portfolio Manager--             Since         Ms. Lui joined the
 Vice President        Asia Growth Fund                1994          Investment Adviser as a
                       International Equity Fund       1999          portfolio manager in
                       International Small Cap         1999          1990.
                       Fund
                       Emerging Markets Equity         1999
                       Fund
-----------------------------------------------------------------------------------------------
 Ravi Shanker          Senior Portfolio Manager--      Since         Mr. Shanker joined the
 Vice President        Asia Growth Fund                1997          Investment Adviser as an
                       Emerging Markets Equity         1998          operations manager in
                       Fund                                          1997. From July 1996 to
                       International Equity Fund       1999          1997, he worked for
                       International Small Cap         1999          Goldman Sachs in
                       Fund                                          Singapore as a strategic
                                                                     advisor for transactions
                                                                     involving infrastructure
                                                                     industries in Asia. From
                                                                     1988 to 1996, he worked
                                                                     for Goldman Sachs as an
                                                                     investment banker in the
                                                                     Investment Banking
                                                                     Division.
-----------------------------------------------------------------------------------------------
 Siew-Hua Thio         Portfolio Manager--             Since         Ms. Thio joined the
 Vice President        Asia Growth Fund                1998          Investment Adviser as a
                       International Equity Fund       1998          portfolio manager in
                       International Small Cap         1998          1998. From 1997 to 1998,
                       Fund                                          she was Head of Research
                       Emerging Markets Equity         1998          for Indosuez WI Carr in
                       Fund                                          Singapore. From 1993 to
                                                                     1997, she was a research
                                                                     analyst at the same
                                                                     firm.
-----------------------------------------------------------------------------------------------

Tokyo-Based Portfolio Management Team

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible      Five Year Employment History
-----------------------------------------------------------------------------------
 Shigeka Kouda     Portfolio               Since        Mr. Kouda joined the
 Vice President    Manager--               1998         Investment Adviser as a
                   International                        portfolio manager in 1997.
                   Small Cap Fund                       From 1992 to 1997, he was
                                                        at the Fixed Income
                                                        Division of Goldman Sachs
                                                        (Japan)
                                                        Limited, where he was
                                                        extensively involved in
                                                        emerging markets trading
                                                        as well as International
                                                        Fixed Income institutional
                                                        sales.
-----------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                                         Years Primarily
 Name and Title   Fund Responsibility    Responsible      Five Year Employment History
--------------------------------------------------------------------------------------
 Shogo Maeda        Senior Portfolio          Since         Mr. Maeda joined the
 Managing           Manager--                 1994          Investment Adviser as a
 Director           Japanese Equity Fund                    portfolio manager in
                    Senior Portfolio          1994          1994. From 1987 to 1994,
                    Manager--                 1998          he worked at Nomura
                    International Equity                    Investment Management
                    Fund                                    Incorporated as a Senior
                    International Small                     Portfolio Manager.
                    Cap Fund
--------------------------------------------------------------------------------------
 Miyako             Portfolio Manager--       Since         Ms. Shibamoto joined the
 Shibamoto          Japanese Equity Fund      1998          Investment Adviser as a
 Vice President                                             member of the Japanese
                                                            Equity team in March
                                                            1998. From 1993 to 1998,
                                                            she was a Vice President
                                                            at Scudder Stevens and
                                                            Clark (Japan).
--------------------------------------------------------------------------------------
 Takeya Suzuki      Portfolio Manager--       Since         Mr. Suzuki joined the
 Vice President     Japanese Equity Fund      1998          Investment Adviser as a
                                                            portfolio manager in
                                                            1996. From 1990 to 1996,
                                                            he was a Japanese equity
                                                            portfolio manager at
                                                            Nomura Investment
                                                            Management where he
                                                            actively managed assets
                                                            for U.S. pension funds.
--------------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly

                                                               SERVICE PROVIDERS

 known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

 Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and dis-tributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund.
  Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

 The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares. Under certain circumstances, the Funds may make an election to treat a pro-portionate amount of such taxes as constituting a distribution to you, which would allow you either (1) to credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

 Dividends from net investment income and distributions from net capital gains are declared and paid annually.

 From time to time a portion of a Fund's dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, sub-sequent distributions on such shares from such income or realized apprecia-tion may be taxable to the investor even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their net asset value ("NAV") next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Northern;
  or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may des-ignate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regard-ing these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Pro-spectus.

                                                               SHAREHOLDER GUIDE


 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                    (Value of Assets of the Class)
                     - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


 ------------------------------------------------
  By Writing:    Goldman Sachs Funds
                 4900 Sears Tower--60th Floor
                 Chicago, IL 60606-6372
 ------------------------------------------------
  By Telephone:  1-800-621-2550
                 (8:00 a.m. to 4:00 p.m. New York
                 time)
 ------------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not

                                                               SHAREHOLDER GUIDE

 employed, the Trust may be liable for any loss due to unauthorized or fraud-ulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
 .Neither the Trust, nor Goldman Sachs assume any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

 By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

                                                               SHAREHOLDER GUIDE


 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will Be Sent Regarding Investments In Service Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six

                                                                        TAXATION

 months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calculated by

                                                                      APPENDIX A

 dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks


 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of suffi-cient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have lim-ited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year

                                                                      APPENDIX A

 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign gov-ernments may be disrupted by the Year 2000 Problem, and the investment port-folio of a Fund may be adversely affected. Furthermore, with respect to cer-tain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and polit-ical or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obliga-tions of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging coun-tries are gener-ally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and

                                                                      APPENDIX A

 ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging coun-tries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of the characteristics discussed above and lower trading vol-umes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Further informa-tion is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse

                                                                      APPENDIX A

 economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attribut-able to changes in interest rates. Generally, the market value of convert-ible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are

                                                                      APPENDIX A

 not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the bene-fits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selec-tion and durations in accordance with their investment objectives and poli-cies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of ini-tial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered

                                                                      APPENDIX A

 into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may invest in when-issued securities. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with primary dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

                                                                      APPENDIX A


 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limi-tations include a prohibition on any Fund acquiring more than 3% of the vot-ing shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any man-agement fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 .Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-sors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have lim-ited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned compa-nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial insti-tutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but

                                                                      APPENDIX A

 different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addi-tion, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic condi-tions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect partici-pations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of under-lying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes hav-ing an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages princi-pally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Certain Funds may invest in asset-backed securi-ties. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a secu-rity interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of their total assets for tempo-rary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 CORE INTERNATIONAL EQUITY FUND



                                                     Income from
                                                investment operations/d/
                                            ------------------------------
                                                        Net realized and
                                                           unrealized
                                                           gain (loss)
                                  Net asset    Net       on investments,
                                   value,   investment futures and foreign
                                  beginning   income    currency related
                                  of period   (loss)      transactions
--------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares              $ 9.22     $(0.01)         $0.79
1999 - Class B Shares                9.21         --           0.74
1999 - Class C Shares                9.22         --           0.74
1999 - Institutional Shares          9.24       0.05           0.80
1999 - Service Shares                9.23         --           0.81
--------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced
 August 15, 1997)                   10.00         --          (0.78)
1998 - Class B Shares (commenced
 August 15, 1997)                   10.00      (0.02)         (0.77)
1998 - Class C Shares (commenced
 August 15, 1997)                   10.00      (0.02)         (0.76)
1998 - Institutional Shares
 (commenced August 15, 1997)        10.00       0.02          (0.76)
1998 - Service Shares (commenced
 August 15, 1997)                   10.00       0.01          (0.78)
--------------------------------------------------------------------------

                                                                      APPENDIX B





      Distributions to
        shareholders
  ---------------------------
                  From net        Net
                  realized      increase                              Net
                  gain on      (decrease)   Net asset               assets
   From net      investment      in net      value,                 at end
  investment    and futures      asset       end of      Total     of period
    income      transactions     value       period     return/a/  (in 000s)
----------------------------------------------------------------------------
    $(0.02)         $ --         $ 0.76      $ 9.98       8.37%    $110,338
        --            --           0.74        9.95       8.03        7,401
        --            --           0.74        9.96       8.03        3,742
     (0.03)           --           0.82       10.06       9.20      280,731
     (0.02)           --           0.79       10.02       8.74           22
----------------------------------------------------------------------------
        --            --          (0.78)       9.22      (7.66)c      7,087
        --            --          (0.79)       9.21      (7.90)c      2,721
        --            --          (0.78)       9.22      (7.80)c      1,608
     (0.02)           --          (0.76)       9.24      (7.45)c     17,719
        --            --          (0.77)       9.23      (7.70)c          1
----------------------------------------------------------------------------

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 ---------------------
                                                             Ratio of
                                                               net
                         Ratio of  Ratio of net             investment
                           net      investment    Ratio of    income
                         expenses  income (loss)  expenses  (loss) to  Portfolio
                        to average  to average   to average  average   turnover
                        net assets  net assets   net assets net assets   rate
--------------------------------------------------------------------------------
For the Year Ended
 January 31,
1999 - Class A Shares      1.63%       (0.11)%      1.94%     (0.42)%   194.61%
1999 - Class B Shares      2.08        (0.03)       2.39      (0.34)    194.61
1999 - Class C Shares      2.08        (0.04)       2.39      (0.35)    194.61
1999 - Institutional
 Shares                    1.01         0.84        1.32       0.53     194.61
1999 - Service Shares      1.50         0.02        1.81      (0.29)    194.61
--------------------------------------------------------------------------------
For the Period Ended
 January 31,
1998 - Class A Shares
 (commenced August 15,
 1997)                     1.50b       (0.27)b      4.87b     (3.90)b    25.16c
1998 - Class B Shares
 (commenced August 15,
 1997)                     2.00b       (0.72)b      5.12b     (3.84)b    25.16c
1998 - Class C Shares
 (commenced August 15,
 1997)                     2.00b       (0.73)b      5.12b     (3.85)b    25.16c
1998 - Institutional
 Shares (commenced
 August 15, 1997)          1.00b        0.59 b      4.12b     (2.53)b    25.16c
1998 - Service Shares
 (commenced August 15,
 1997)                     1.50b        0.26 b      4.62b     (2.86)b    25.16c
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

 ASIA GROWTH FUND



                                                            Income from
                                                     investment operations/d/
                                                    ---------------------------
                                                                 Net realized
                                                                and unrealized
                                                                 gain (loss)
                                          Net asset    Net     on investments,
                                           value,   investment   and foreign
                                          beginning   income   currency related
                                          of period   (loss)     transactions
-------------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                      $ 8.38     $0.07         $(0.66)
1999 - Class B Shares                        8.31       0.01         (0.64)
1999 - Class C Shares                        8.29         --         (0.61)
1999 - Institutional Shares                  8.44       0.03         (0.56)
-------------------------------------------------------------------------------
1998 - Class A Shares                       16.31         --         (7.90)
1998 - Class B Shares                       16.24       0.01         (7.91)
1998 - Class C Shares (commenced August
 15, 1997)                                  15.73       0.01         (7.42)
1998 - Institutional Shares                 16.33       0.10         (7.96)
-------------------------------------------------------------------------------
1997 - Class A Shares                       16.49       0.06         (0.11)
1997 - Class B Shares (commenced May 1,
 1996)                                      17.31      (0.05)        (0.48)
1997 - Institutional Shares (commenced
 February 2, 1996)                          16.61       0.04         (0.11)
-------------------------------------------------------------------------------
1996 - Class A Shares                       13.31       0.17          3.44
-------------------------------------------------------------------------------
For the Period Ended January 31,
1995 - Class A Shares (commenced July 8,
 1994)                                      14.18       0.11         (0.89)
-------------------------------------------------------------------------------

                                                                      APPENDIX B





    Distributions to shareholders
  -------------------------------------
                            From net
                            realized       Net
               In excess    gain on     increase                           Net assets
   From net      of net    investment  (decrease)  Net asset                 at end
  investment   investment and futures    in net    value, end   Total      of period
    income       income   transactions asset value of period  return/a/    (in 000s)
-------------------------------------------------------------------------------------
    $   --       $   --      $   --      $(0.59)     $ 7.79     (7.04)%     $59,940
        --           --          --       (0.63)       7.68     (7.58)        4,190
        --           --          --       (0.61)       7.68     (7.36)          999
        --           --          --       (0.53)       7.91     (6.28)        4,200
-------------------------------------------------------------------------------------
        --        (0.03)         --       (7.93)       8.38    (48.49)       87,437
        --        (0.03)         --       (7.93)       8.31    (48.70)        3,359
        --        (0.03)         --       (7.44)       8.29    (47.17)(c)       436
     (0.03)          --          --       (7.89)       8.44    (48.19)          874
-------------------------------------------------------------------------------------
     (0.12)          --       (0.01)      (0.18)      16.31     (1.01)      263,014
     (0.51)       (0.03)         --       (1.07)      16.24     (6.02)(c)     3,354
     (0.11)       (0.06)      (0.04)      (0.28)      16.33     (1.09)(c)    13,322
-------------------------------------------------------------------------------------
     (0.12)       (0.14)      (0.17)       3.18       16.49     26.49       205,539
-------------------------------------------------------------------------------------
      0.01           --       (0.10)      (0.87)      13.31     (5.46)(c)   124,298
-------------------------------------------------------------------------------------

                                                      Ratios assuming
                                                    no voluntary waiver
                                                        of fees or
                                                    expense limitations
                                                   ---------------------
                                                               Ratio of
                                                                 net
                           Ratio of  Ratio of net             investment
                             net      investment    Ratio of    income
                           expenses  income (loss)  expenses  (loss) to    Portfolio
                          to average  to average   to average  average     turnover
                          net assets  net assets   net assets net assets     rate
-------------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares        1.93%        0.63%       2.48%      0.08%      106.00%
1999 - Class B Shares        2.45         0.10        2.97      (0.42)      106.00
1999 - Class C Shares        2.45         0.10        2.97      (0.42)      106.00
1999 - Institutional
 Shares                      1.16         1.10        1.68       0.58       106.00
-------------------------------------------------------------------------------------
1998 - Class A Shares        1.75         0.31        1.99       0.07       105.16
1998 - Class B Shares        2.30        (0.29)       2.50      (0.49)      105.16
1998 - Class C Shares
 (commenced August 15,
 1997)                       2.35(b)     (0.26)(b)    2.55(b)   (0.46)(b)   105.16
1998 - Institutional
 Shares                      1.11         0.87        1.31       0.67       105.16
-------------------------------------------------------------------------------------
1997 - Class A Shares        1.67         0.20        1.87         --        48.40
1997 - Class B Shares
 (commenced May 1, 1996)     2.21(b)     (0.56)(b)    2.37(b)   (0.72)(b)    48.40
1997 - Institutional
 Shares (commenced
 February 2, 1996)           1.10(b)      0.54(b)     1.26(b)    0.38(b)     48.40
-------------------------------------------------------------------------------------
1998 - Class A Shares        1.77         1.05        2.02       0.80        88.80
-------------------------------------------------------------------------------------
For the Period Ended
 January 31,
1995 - Class A Shares
 (commenced July 8,
 1994)                       1.90(b)      1.83(b)     2.38(b)    1.35(b)     36.08(c)
-------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 INTERNATIONAL SMALL CAP FUND



                                                           Income from
                                                     investment operations/d/
                                                   ---------------------------
                                                              Net realized and
                                                              unrealized gain
                                                              on investments,
                                         Net asset              futures and
                                          value,      Net     foreign currency
                                         beginning investment     related
                                         of period    loss      transactions
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced May 1,
 1998)                                    $10.00     $(0.04)       $0.66
1999 - Class B Shares (commenced May 1,
 1998)                                     10.00      (0.10)        0.71
1999 - Class C Shares (commenced May 1,
 1998)                                     10.00      (0.06)        0.67
1999 - Institutional Shares (commenced
 May 1, 1998)                              10.00         --         0.67
1999 - Service Shares (commenced May 1,
 1998)                                     10.00      (0.02)        0.63
------------------------------------------------------------------------------

                                                                      APPENDIX B





      Distributions to shareholders
  -----------------------------------------
                              From net
                           realized gain
                           on investment,                                                 Ratio of
               In excess    futures and                                       Net assets    net
   From net      of net   foreign currency Net increase Net asset             at end of   expenses
  investment   investment     related      in net asset value, end  Total       period   to average
    income       income     transactions      value     of period  return/a/  (in 000s)  net assets
---------------------------------------------------------------------------------------------------
     $ --        $  --          $ --          $0.62       $10.62    6.20%c   $33,002      2.02%b
       --           --            --           0.61        10.61    6.10c        213      2.51b
       --           --            --           0.61        10.61    6.10c        175      2.51b
       --        (0.01)           --           0.66        10.66    6.67c     36,992      1.40b
       --           --            --           0.61        10.61    6.10c          2      1.90b
---------------------------------------------------------------------------------------------------

                                                 Ratios assuming
                                               no voluntary waiver
                                                   of fees or
                                               expense limitations
                                              ---------------------
                                   Ratio of               Ratio of
                                     net                    net
                                  investment   Ratio of  investment
                                   loss to     expenses   loss to    Portfolio
                                   average    to average  average    turnover
                                  net assets  net assets net assets    rate
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced
 May 1, 1998)                       (1.03)%b     3.60%b    (2.61)%b    96.11%c
1999 - Class A B Shares
 (commenced May 1, 1998)            (1.30)b      4.09b     (2.88)b     96.11c
1999 - Class A Shares (commenced
 May 1, 1998)                       (1.45)b      4.09b     (3.03)b     96.11c
1999 - Institutional Shares
 (commenced May 1, 1998)            (0.19)b      2.98b     (1.77)b     96.11c
1999 - Service Shares (commenced
 May 1, 1998)                       (0.26)b      3.48b     (1.84)b     96.11c
------------------------------------------------------------------------------

                      [This page intentionally left blank]

                                                                      APPENDIX B




 INTERNATIONAL EQUITY FUND



                                                           Income from
                                                     investment operations/d/
                                                   ---------------------------
                                                                Net realized
                                                               and unrealized
                                                               gain (loss) on
                                         Net asset    Net     investments and
                                          value,   investment     foreign
                                         beginning   income   currency related
                                         of period   (loss)     transactions
------------------------------------------------------------------------------
For the Years Ended January 31,
1999 - Class A Shares                     $19.85     $(0.06)       $ 3.24
1999 - Class B Shares                      19.70      (0.17)         3.21
1999 - Class C Shares                      19.56      (0.15)         3.15
1999 - Institutional Shares                19.97       0.03          3.31
1999 - Service Shares                      19.84      (0.04)         3.24
------------------------------------------------------------------------------
1998 - Class A Shares                      19.32       0.03          2.04
1998 - Class B Shares                      19.24      (0.08)         2.02
1998 - Class C Shares (commenced
 August 15, 1997)                          22.60      (0.04)        (1.38)
1998 - Institutional Shares                19.40       0.10          2.11
1998 - Service Shares                      19.34       0.02          2.06
------------------------------------------------------------------------------
1997 - Class A Shares                      17.20       0.10          2.23
1997 - Class B Shares (commenced May 1,
 1996)                                     18.91      (0.06)         0.60
1997 - Institutional Shares (commenced
 February 7, 1996)                         17.45       0.04          2.15
1997 - Service Shares (commenced
 March 6, 1996)                            17.70      (0.02)         1.87
------------------------------------------------------------------------------
1996 - Class A Shares                      14.52       0.13          4.00
------------------------------------------------------------------------------
1995 - Class A Shares                      18.10       0.06         (3.05)
------------------------------------------------------------------------------

      Distributions to shareholders
  -----------------------------------------
                              From net
                           realized gain
               In excess   on investment   Net increase                       Net assets   Ratio of
   From net      of net     and foreign     (decrease)  Net asset             at end of  net expenses
  investment   investment currency related in net asset value, end  Total      period    to average
    income       income     transactions      value     of period  return/a/  (in 000s)   net assets
----------------------------------------------------------------------------------------------------
    $   --       $   --        $(1.11)        $ 2.07      $21.92    16.39%    $947,973      1.73%
        --           --         (1.11)          1.93       21.63    15.80       69,231      2.24
        --           --         (1.11)          1.89       21.45    15.70       11,619      2.24
        --           --         (1.11)          2.23       22.20    17.09      111,315      1.13
        --           --         (1.11)          2.09       21.93    16.49        3,568      1.63
----------------------------------------------------------------------------------------------------
        --        (0.30)        (1.24)          0.53       19.85    11.12      697,590      1.67
        --        (0.25)        (1.23)          0.46       19.70    10.51       55,324      2.20
        --        (0.38)        (1.24)         (3.04)      19.56    (5.92)c      3,369      2.27b
     (0.07)       (0.33)        (1.24)          0.57       19.97    11.82       56,263      1.08
        --        (0.35)        (1.23)          0.50       19.84    11.25        3,035      1.55
----------------------------------------------------------------------------------------------------
        --           --         (0.21)          2.12       19.32    13.48      536,283      1.69
        --           --         (0.21)          0.33       19.24     2.83c      19,198      2.23b
     (0.03)          --         (0.21)          1.95       19.40    12.53c      68,374      1.10b
        --           --         (0.21)          1.64       19.34    10.42c         674      1.60b
----------------------------------------------------------------------------------------------------
     (0.58)          --         (0.87)          2.68       17.20    28.68      330,860      1.52
----------------------------------------------------------------------------------------------------
        --           --         (0.59)         (3.58)      14.52   (16.65)     275,086      1.73
----------------------------------------------------------------------------------------------------

                                                                      APPENDIX B

                                                Ratios assuming
                                               no voluntary waiver
                                                    of fees
                                             or expense limitations
                                            -----------------------


                              Ratio of                    Ratio of
                           net investment   Ratio of   net investment
                          income (loss) to expenses to income (loss)  Portfolio
                            average net      average   to average net turnover
                               assets      net assets      assets       rate
-------------------------------------------------------------------------------
For the Years Ended
 January 31,
1999 - Class A Shares          (0.28)%        1.82%        (0.37)%     113.79%
1999 - Class B Shares          (0.79)         2.32         (0.87)      113.79
1999 - Class C Shares          (0.98)         2.32         (1.06)      113.79
1999 - Institutional
 Shares                         0.23          1.21          0.15       113.79
1999 - Service Shares          (0.18)         1.71         (0.26)      113.79
-------------------------------------------------------------------------------
1998 - Class A Shares          (0.27)         1.80         (0.40)       40.82
1998 - Class B Shares          (0.90)         2.30         (1.00)       40.82
1998 - Class C Shares
 (commenced August 15,
 1997)                         (1.43)b        2.37b        (1.53)b      40.82
1998 - Institutional
 Shares                         0.30          1.18          0.20        40.82
1998 - Service Shares          (0.36)         1.65         (0.46)       40.82
-------------------------------------------------------------------------------
1997 - Class A Shares          (0.07)         1.88         (0.26)       38.01
1997 - Class B Shares
 (commenced May 1, 1996)       (0.97)b        2.38b        (1.12)b      38.01
1997 - Institutional
    Shares (commenced
    February 7, 1996)           0.43b         1.25b         0.28b       38.01
1997 - Service Shares
 (commenced March 6,
 1996)                         (0.40)b        1.75b        (0.55)b      38.01
-------------------------------------------------------------------------------
1996 - Class A Shares           0.26          1.77          0.01        68.48
-------------------------------------------------------------------------------
1995 - Class A Shares           0.40          1.98          0.15        84.54
-------------------------------------------------------------------------------

                      [This page intentionally left blank]

 JAPANESE EQUITY FUND



                                                           Income from
                                                     investment operations/d/
                                                   ---------------------------
                                                                Net realized
                                                               and unrealized
                                                                  gain on
                                         Net asset            investments and
                                          value,      Net         foreign
                                         beginning investment currency related
                                         of period    loss      transactions
------------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced May 1,
1998)                                     $10.00     $(0.06)       $1.12
1999 - Class B Shares (commenced May 1,
1998)                                      10.00      (0.08)        1.11
1999 - Class C Shares (commenced May 1,
1998)                                      10.00      (0.09)        1.13
1999 - Institutional Shares (commenced
May 1, 1998)                               10.00      (0.02)        1.13
1999 - Service Shares (commenced May 1,
1998)                                      10.00      (0.05)        1.09
------------------------------------------------------------------------------

                                                                      APPENDIX B




   Distributions to shareholders
------------------------------------
                         From net
                       realized gain
                       on investment
            In excess   and foreign                                    Net assets    Ratio of
 From net     of net     currency    Net increase Net asset            at end of   net expenses
investment  investment    related    in net asset value, end  Total     period      to average
  income      income   transactions     value     of period  return/a/ (in 000s)    net assets
-----------------------------------------------------------------------------------------------
    --           --          --         $1.06       $11.06    10.60%c  $ 8,391       1.64%b
    --           --          --          1.03        11.03    10.30b     1,427       2.15b
    --           --          --          1.04        11.04    10.40c       284       2.15b
    --        (0.01)         --          1.10        11.10    11.06c    11,418       1.03b
    --           --          --          1.04        11.04    10.43c         2       1.53b
---------------------------------------------------------------------------------------------

                                         Ratios assuming no voluntary
                                              waiver of fees or
                                             expense limitations
                                         ----------------------------


                             Ratio of                           Ratio of
                          net investment   Ratio of          net investment
                             loss to     expenses to         loss to average        Portfolio
                           average net     average                 net              turnover
                              assets      net assets              assets              rate
---------------------------------------------------------------------------------------------
1999 - Class A Shares
(commenced May 1, 1998)       (1.20)%b               4.18%b               (3.74)%b    53.29%c
1999 - Class B Shares
(commenced May 1, 1998)       (1.76)b                4.69b                (4.30)b     53.29c
1999 - Class C Shares
(commenced May 1, 1998)       (1.69)b                4.69b                (4.23)b     53.29c
1999 - Institutional
Shares (commenced May 1,
1998)                         (0.36)b                3.57b                (2.90)b     53.29c
1999 - Service Shares
(commenced May 1, 1998)       (0.68)b                4.07b                (3.22)b     53.29c
---------------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EMERGING MARKETS EQUITY FUND


                                                           Income from
                                                     investment operations/d/
                                                   ---------------------------
                                                              Net realized and
                                                                 unrealized
                                                                  loss on
                                         Net asset    Net     investments and
                                          value,   investment foreign currency
                                         beginning   income       related
                                         of period   (loss)     transactions
------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares                     $ 9.69     $ 0.04        $(2.40)
1999 - Class B Shares                       9.69       0.03         (2.41)
1999 - Class C Shares                       9.70       0.01         (2.39)
1999 - Institutional Shares                 9.70       0.06         (2.36)
1999 - Service Shares                       9.69      (0.13)        (2.41)
------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares (commenced Decem-
ber 15, 1997)                              10.00         --         (0.31)
1998 - Class B Shares (commenced Decem-
ber 15, 1997)                              10.00         --         (0.31)
1998 - Class C Shares (commenced Decem-
ber 15, 1997)                              10.00         --         (0.30)
1998 - Institutional Shares (commenced
December 15, 1997)                         10.00       0.01         (0.31)
1998 - Service Shares (commenced Decem-
ber 15, 1997)                              10.00         --         (0.31)
------------------------------------------------------------------------------

                                                                      APPENDIX B






      Distributions to shareholders
  -----------------------------------------

                              From net
                           realized gain
               In excess   on investment                                     Net assets   Ratio of
   From net      of net     and foreign    Net decrease Net asset            at end of  net expenses
  investment   investment currency related in net asset value, end  Total      period    to average
    income       income     transactions      value     of period  return/a/ (in 000s)   net assets
----------------------------------------------------------------------------------------------------
    $(0.07)      $(0.22)         --           $(2.65)     $7.04    (24.32)%   $52,704       2.09%
     (0.07)       (0.21)         --            (2.66)      7.03    (24.51)        459       2.59
     (0.07)       (0.20)         --            (2.65)      7.05    (24.43)        273       2.59
     (0.08)       (0.23)         --            (2.61)      7.09    (23.66)     90,189       1.35
     (0.07)       (0.21)         --            (2.82)      6.87    (26.17)          1       1.85
----------------------------------------------------------------------------------------------------
        --           --          --            (0.31)      9.69     (3.10)c    17,681       1.90b
        --           --          --            (0.31)      9.69     (3.10)c        64       2.41b
        --           --          --            (0.30)      9.70     (3.00)c        73       2.48b
        --           --          --            (0.30)      9.70     (3.00)c    19,120       1.30b
        --           --          --            (0.31)      9.69     (3.10)c         2       2.72b
----------------------------------------------------------------------------------------------------

                                        Ratios assuming no voluntary
                                             waiver of fees or
                                             expense limitations
                                        ----------------------------
                                                               Ratio
                              Ratio                           of net
                             of net                         investment
                           investment      Ratio of           income
                          income (loss)  expenses to         (loss) to         Portfolio
                           to average    average net          average          turnover
                           net assets       assets          net assets           rate
----------------------------------------------------------------------------------------
For the Year Ended January 31,
1999 - Class A Shares          0.80%                2.53%              0.36%    153.67%
1999 - Class B Shares          0.19                 3.03              (0.25)    153.67
1999 - Class C Shares          0.28                 3.03              (0.16)    153.67
1999 - Institutional
Shares                         1.59                 1.79               1.15     153.67
1999 - Service Shares         (1.84)                2.29              (2.28)    153.67
----------------------------------------------------------------------------------------
For the Period Ended January 31,
1998 - Class A Shares
(commenced December 15,
1997)                          0.55b                5.88b             (3.43)b     3.35c
1998 - Class B Shares
(commenced December 15,
1997)                          0.05b                6.39b             (3.93)b     3.35c
1998 - Class C Shares
(commenced December 15,
1997)                         (0.27)b               6.46b             (4.25)b     3.35c
1998 - Institutional
Shares (commenced Decem-
ber 15, 1997)                  0.80b                5.28b             (3.18)b     3.35c
1998 - Service Shares
(commenced December 15,
1997)                         (0.05)b               6.70b             (4.03)b     3.35c
----------------------------------------------------------------------------------------

                      [This page intentionally left blank]

 EUROPEAN EQUITY FUND



                                                      Income from
                                                 investment operations/d/
                                             ------------------------------
                                                         Net realized and
                                                             unrealized
                                   Net asset            gain on investment,
                                    value,      Net     futures and foreign
                                   beginning investment  currency related
                                   of period    loss       transactions
---------------------------------------------------------------------------
For the Period Ended January 31,
1999 - Class A Shares (commenced
October 1, 1998)                    $10.00     $(0.03)         $2.23
1999 - Class B Shares (commenced
October 1, 1998)                     10.00      (0.02)          2.21
1999 - Class C Shares (commenced
October 1, 1998)                     10.00      (0.01)          2.21
1999 - Institutional Shares (com-
menced October 1, 1998)              10.00      (0.01)          2.24
1999 - Service Shares (commenced
October 1, 1998)                     10.00      (0.03)          2.23
---------------------------------------------------------------------------

                                                                      APPENDIX B






     Distributions to shareholders
--------------------------------------
                           From net
                        realized gain
                        on investment,
            In excess      futures                                          Net assets    Ratio of
 From net     of net     and foreign    Net increase Net asset              at end of   net expenses
investment  investment currency related in net asset value, end   Total      period      to average
  income      income     transactions      value     of period  return/a/   (in 000s)    net assets
---------------------------------------------------------------------------------------------------
    $--        $ --          $ --          $2.20       $12.20     22.00%c  $61,151       1.79%b
     --          --            --           2.19        12.19     21.90c       432       2.29b
     --          --            --           2.20        12.20     22.00c       587       2.29b
     --          --            --           2.23        12.23     22.30c    12,740       1.14b
     --          --            --           2.20        12.20     22.00c         2       1.64b
-------------------------------------------------------------------------------------------------

                                              Ratios assuming no
                                           voluntary waiver of fees
                                            or expense limitations
                                           ------------------------


                              Ratio of                   Ratio of
                           net investment  Ratio of   net investment
                              loss to     expenses to    loss to     Portfolio
                            average net   average net  average net   turnover
                               assets       assets        assets       rate
------------------------------------------------------------------------------
1999 - Class A Shares
(commenced October 1,
1998)                          (1.19)%b      2.80%b       (2.20)%b     70.77%c
1999 - Class B Shares
(commenced October 1,
1998)                          (1.78)b       3.30b        (2.79)b      70.77c
1999 - Class C Shares
(commenced October 1,
1998)                          (1.83)b       3.30b        (2.84)b      70.77c
1999 - Institutional
Shares (commenced October
1, 1998)                       (0.33)b       2.15b        (1.34)b      70.77c
1999 - Service Shares
(commenced October 1,
1998)                          (0.69)b       2.65b        (1.70)b      70.77c
------------------------------------------------------------------------------

                                                                      APPENDIX B





(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Annualized.
(c) Not annualized.
(d) Includes the balancing effect of calculating per share amounts.

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser


 EUROPEAN EQUITY FUND

 The following table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies and strategies substantially similar to the European Equity Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as measured against the FT/S&P Actuaries Europe Index (unhedged) and does not represent the performance of the European Equity Fund. Investors should not consider this performance data as a substitute for the performance of the European Equity Fund nor should investors consider this data as an indication of future performance of the European Equity Fund or of the Investment Adviser. The FT/S&P Actuaries Europe Index (unhedged) is unmanaged and investors can-not invest directly in the Index.

                                       FT/S&P
                    Private Account  Actuaries
                     Net Composite  Europe Index
                      Performance    (unhedged)
 -----------------------------------------------
  1998                  22.02%         27.55%
  1997                  20.30%         23.66%
  1996                  42.78%         23.51%
  1995                  30.75%         22.17%
  1994                   9.62%          2.95%
  10/1/93-12/31/93       4.45%          9.12%
 -----------------------------------------------

                                          Average Annual Total Return
                                         for the Period Ended 12/31/98
                                 ---------------------------------------------
                                                               Since Inception
                                 1 Year Three Years Five Years     10/1/93
 -----------------------------------------------------------------------------
  Private Account Net Composite
   Performance                   22.02%   27.94%      24.59%       24.31%
  FT/S&P Actuaries Europe Index
   (unhedged)                    27.55%   24.89%      19.63%       20.60%
 -----------------------------------------------------------------------------

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance information was calculated on a time-weighted and asset-weighted total return

                                                                      APPENDIX C

basis which includes realized and unrealized gains and losses plus income. The composite performance is net of applicable investment management fees, broker-age commissions, execution costs and custodial fees, without provision for fed-eral and state taxes, if any. Total return performance of the European Equity Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identical time periods.

All returns presented reflect the reinvestment of dividends and other earnings. The weighted-average expenses of the private accounts used in calculating the Investment Adviser's net composite performance data were 0.46% annualized, which are lower than the estimated expenses of Service Shares of the European Equity Fund stated under "Fund Fees and Expenses" above. The performance of the private accounts would have been lower 8if they had been subject to the expenses of the European Equity Fund. In addition, the private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the European Equity Fund by the Act and Subchapter M of the Code. Consequently, the performance results of the Invest-ment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securi-ties laws.

Index

   1 General Investment
     Management Approach

   3 Fund Investment Objectives
     and Strategies
       3 Goldman Sachs CORE
         International Equity Fund
       4 Goldman Sachs International
         Equity Fund
       5 Goldman Sachs European
         Equity Fund
       6 Goldman Sachs Japanese
         Equity Fund
       8 Goldman Sachs International
         Small Cap Fund
       9 Goldman Sachs Emerging
         Markets Equity Fund
      11 Goldman Sachs Asia
         Growth Fund

  14 Other Investment Practices
     and Securities


  18 Principal Risks of the Funds

  21 Fund Performance

  26 Fund Fees and Expenses

  30 Service Providers

  40 Dividends

  41 Shareholder Guide
      41 How To Buy Shares
      44 How To Sell Shares

  48 Taxation

  50 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques

  68 Appendix B
     Financial Highlights

  96 Appendix C
     European Equity Fund--
     Prior Performance of
     Similarly Advised
     Accounts of the
     Investment Adviser

International Equity Funds
Prospectus (Service Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                                [LOGO] Goldman
                                       Sachs


        The Funds' investment company registration number is 811-5349.

506749
EQINTLPROSVC

  Prospectus

  GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Class A, B
and C Shares

May 1, 1999



 .Goldman Sachs
 Conservative
 Strategy
 Portfolio

 .Goldman Sachs
 Balanced
 Strategy
 Portfolio
 (formerly,
 "Income
 Strategy")

 .Goldman Sachs
 Growth and
 Income
 Strategy
 Portfolio

 .Goldman Sachs
 Growth
 Strategy
 Portfolio

 .Goldman Sachs
 Aggressive
 Growth
 Strategy
 Portfolio


                                                         [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.


[ART]

General Investment
Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser (the "Investment Adviser") to five asset allocation portfolios: the Conservative Strategy Portfolio, Balanced Strategy Portfolio (formerly, the Income Strategy Port-folio), Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (referred to as the "Portfolios" or the "Funds" interchangeably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objectives by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter (the "Underlying Funds"). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the "Underlying Fixed-Income Funds") and other Underlying Funds invest primarily in equity securities (the "Underlying Equity Funds"). An investor may choose to invest in one or more of the Port-folios based on individual investment goals, risk tolerance, and financial circumstances.

 The investment objectives and policies of the Portfolios are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Portfolios may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

 Goldman Sachs' Asset Allocation Investment Philosophy:
 The Investment Adviser's Quantitative Research Group uses disciplined quan-titative models to determine the relative attractiveness of the world's stock, bond and currency markets. These models use financial and economic variables to capture fundamental relationships that the Quantitative Research Group believes make sense. While the Investment Adviser's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

 The Asset Allocation Investment Process involves investing a Portfolio's assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

--------------------------------------------------------------------------------

 Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser's risk control process balances the amount any asset class can be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs' proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

Portfolio Investment Objectives and Strategies

 Goldman Sachs Conservative Strategy Portfolio

   PORTFOLIO FACTS
--------------------------------------------------------------------------------

        Objective:  Current income, consistent with the preservation of capi-
                    tal and secondarily the potential for capital appreciation

 Investment Focus:  Primarily domestic fixed-income funds (approximately 80%)
                    focusing on short-term investments and money market funds, with the balance in domestic stock funds and a small allo-cation to a global bond fund

 Investment Style:  Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income, consistent with the preservation of cap-ital and secondarily also considers the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds, with a focus on short-term investments including money market funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund, Financial Square Prime Obligations Fund and CORE Large Cap Value Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund. The Portfolio may not invest in Underlying Equity Funds that invest principally in foreign equity securities.

Goldman Sachs Balanced Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Current income and long-term capital appreciation

  Investment Focus:   Domestic fixed-income funds (approximately 60%), with
                      the remaining balance in domestic and international stock funds and a small allocation to a global bond fund

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income and long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percent-age of its assets in the Global Income Fund. It is expected that the Portfo-lio will invest more than 25% of its assets in the Short Duration Government Fund.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman SachsGrowth and Income Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation and current income

  Investment Focus:   Domestic and international fixed-income and stock funds

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Equity Funds, which are intended to pro-vide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant per-centage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

Goldman SachsGrowth Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation and secondarily current
                      income

  Investment Focus:   Primarily a blend of domestic large cap, small cap and
                      international stock funds (approximately 80%), with the balance in domestic fixed-income funds and a small allo-cation to a global bond fund

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and secondarily current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital apprecia-tion. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Aggressive Growth Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

  Investment Focus:   Equity funds, with a greater focus on international and
                      small cap investments

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, substantially all of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed-Income Range (Percentage of Each Portfolio's Total Assets)


Portfolio                   Target  Range
-------------------------------------------
Conservative Strategy
Equity                       20%    0%-25%
Fixed-Income                 80%   75%-100%
-------------------------------------------
Balanced Strategy
Equity                       40%   20%-60%
Fixed-Income                 60%   40%-80%
-------------------------------------------
Growth and Income Strategy
Equity                       60%   40%-80%
Fixed-Income                 40%   20%-60%
-------------------------------------------
Growth Strategy
Equity                       80%   60%-100%
Fixed-Income                 20%    0%-40%
-------------------------------------------
Aggressive Growth Strategy
Equity                      100%   75%-100%
Fixed-Income                  0%    0%-25%
-------------------------------------------

The Investment Adviser will invest in particular Underlying Funds based on var-ious criteria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objective.

Each Portfolio's turnover rate is expected not to exceed 50% annually. A Port-folio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

                                                 PRINCIPAL INVESTMENT STRATEGIES


 While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Under-lying Funds at any particular time. Each Portfolio's investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio's total assets.

 THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDER-LYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

 In addition, each Portfolio's investment objectives and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the "Additional Statement") are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio's investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment pro-gram for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

 .Investing in the Underlying Funds--The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved. .Investments of the Underlying Funds--Because the Portfolios invest in the Underlying Funds, the Portfolios' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and

                                               PRINCIPAL RISKS OF THE PORTFOLIOS

 engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.
 .Affiliated Persons--In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
 .Expenses--You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
 .Temporary Investments--Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio's assets are invested in such investments, the Portfolio may not be achieving its investment objective.
 .Other Risks--Each Portfolio is subject to other risks, such as (1) the risk that the operations of a Portfolio and the Underlying Funds in which it invests, or the value of their securities, will be disrupted by the "Year 2000 Problem;" (2) the risk that a Portfolio will not be able to pay redemption proceeds within the period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons (Liquidity Risk); or (3) the risk that a strategy used by the Investment Adviser may fail to produce the intended results (Management Risk).

Description of the Underlying Funds

 DESCRIPTION OF THE UNDERLYING FUNDS

 The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the invest-ment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.


                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  Growth and       Long-term growth  At least 65% of total assets in equity securities that the investment adviser considers to
  Income           of capital and    have favorable prospects for capital appreciation and/or dividend paying ability.
                   growth of
                   income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Value            of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE U.S.        Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Growth           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both
                   Dividend          a variety of quantitative techniques and fundamental research in seeking to maximize the
                   income is a       Fund's expected return, while maintaining risk, style, capitalization and industry
                   secondary         characteristics similar to the Russell 1000 Growth Index.
                   consideration.
 -------------------------------------------------------------------------------------------------------------------------------

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Small Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  Capital Growth   Long-term         At least 90% of total assets in a diversified portfolio of equity securities. Long-term
                   capital           capital appreciation potential is considered in selecting investments.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value*   Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations within the range of the market capitalization of companies constituting the
                   appreciation.     Russell Midcap Index at the time of the investment (currently between $400 million and $16 billion).
 -------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value  Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations of $1 billion or less at the time of investment.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Real Estate      Total return      Substantially all, and at least 80%, of total assets in a diversified portfolio of equity
  Securities       comprised         securities of issuers that are primarily engaged in or related to the real estate industry.
                   of long-term      The Fund expects that a substantial portion of its total assets will be invested in REITS.
                   growth of
                   capital and
                   dividend income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE             Long-term growth  At least 90% of total assets in equity securities of companies organized outside the United
  International    of capital.       States or whose securities are principally traded outside the United States. The Fund's
  Equity                             investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged Morgan Stanley Capital
                                     International (MSCI) Europe, Australia and Far East Index (the "EAFE Index"). The Fund may
                                     employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

 *Formerly, "Mid Cap Equity."

                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies
  Equity           capital           organized outside the United States or whose securities are principally traded outside the
                   appreciation.     United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  European Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of European
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Japanese Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of Japanese
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies with
  Small Cap        capital           public stock market capitalizations of $1 billion or less at the time of investment that
                   appreciation.     are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  Emerging         Long-term         Substantially all, and at least 65%, of total assets in equity securities of emerging
  Markets Equity   capital           country issuers. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Asia Growth      Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies in
                   capital           China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South
                   appreciation.     Korea, Sri Lanka, Taiwan and Thailand. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                                                                        Approximate
                            Investment                                 Interest Rate
  Underlying Fund           Objectives       Duration or Maturity       Sensitivity
 -----------------------------------------------------------------------------------
  Financial Square Prime  Maximize       Maximum Maturity of           3-month
   Obligations            current income Individual Investments = 13   Treasury bill
                          to the extent  months at time of purchase.
                          consistent     Maximum Dollar-Weighted
                          with the       Average Portfolio Maturity =
                          maintenance of 90 days
                          liquidity.
 -----------------------------------------------------------------------------------
  Adjustable Rate         A high level   Target Duration = 6-month to  9-month U.S.
   Government             of current     1-year U.S. Treasury          Treasury bill
                          income,        Securities Maximum Duration*=
                          consistent     2 years
                          with low
                          volatility of
                          principal.
 -----------------------------------------------------------------------------------
  Short Duration          A high level   Target Duration = 2 year U.S. 2-year U.S.
   Government             of current     Treasury Security plus or     Treasury note
                          income and     minus .5 years Maximum
                          secondarily,   Duration*= 3 years
                          in seeking
                          current
                          income, may
                          also consider
                          the potential
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  Government Income       A high level   Target Duration = Lehman      5-year U.S.
                          of current     Brothers Mutual Fund          Treasury note
                          income,        Government/Mortgage Index
                          consistent     plus or minus 1 year Maximum
                          with safety of Duration*= 6 years
                          principal.
 -----------------------------------------------------------------------------------
  Core Fixed Income       Total return   Target Duration = Lehman      5-year U.S.
                          consisting of  Brothers Aggregate Bond Index Treasury note
                          capital        plus or minus 1 year Maximum
                          appreciation   Duration*= 6 years
                          and income
                          that exceeds
                          the total
                          return of the
                          Lehman
                          Brothers
                          Aggregate Bond
                          Index.
 -----------------------------------------------------------------------------------
  Global Income           A high total   Target Duration = J.P. Morgan 6-year
                          return,        Global Government Bond Index  government
                          emphasizing    (hedged) plus or minus 2.5    bond
                          current        years Maximum Duration*= 7.5
                          income, and,   years
                          to a lesser
                          extent,
                          providing
                          opportunities
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  High Yield              A high level   Target Duration = Lehman      6-year U.S.
                          of current     Brothers High Yield Bond      Treasury note
                          income and     Index plus or minus 2.5 years
                          capital        Maximum Duration* = 7.5 years
                          appreciation.
 -----------------------------------------------------------------------------------

  * Under normal interest rate conditions.

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                                      Credit
   Investment Sector                 Quality                           Other Investments
 ----------------------------------------------------------------------------------------
  Money market                     High Quality                       N/A
  instruments                      (short-term
  including securities             ratings of
  issued or guaranteed             A-1, P-1 or
  by the U.S.                      comparable
  government, its                  quality).
  agencies,
  instrumentalities or
  sponsored
  enterprises ("U.S.
  Government
  Securities"); U.S.
  bank obligations,
  commercial paper and
  other short-term
  obligations of U.S.
  corporations,
  governmental and
  other entities;
  asset-backed and
  receivables-backed
  securities; and
  related repurchase
  agreements.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Fixed-rate mortgage
  total assets in U.S.             Government                         pass-through
  Government                       Securities                         securities and
  Securities that are                                                 repurchase
  adjustable rate                                                     agreements
  mortgage pass-                                                      collateralized by
  through securities                                                  U.S. Government
  and other mortgage                                                  Securities.
  securities with
  periodic interest
  rate resets.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Mortgage pass-
  total assets in U.S.             Government                         through securities
  Government                       Securities                         and other
  Securities and                                                      securities
  repurchase                                                          representing an
  agreements                                                          interest in or
  collateralized by                                                   collateralized by
  such securities.                                                    mortgage loans.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Non-government
  assets in U.S.                   Government                         mortgage pass-
  Government                       Securities                         through securities,
  Securities,                      and non-U.S.                       asset-backed
  including mortgage-              Government                         securities and
  backed U.S.                      Securities =                       corporate fixed-
  Government                       AAA/Aaa                            income securities.
  Securities and
  repurchase
  agreements
  collateralized by
  such securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  Minimum =                          Foreign fixed-
  assets in fixed-                 BBB/Baa                            income, municipal
  income securities,               Minimum for                        and convertible
  including U.S.                   non-dollar                         securities, foreign
  Government                       securities =                       currencies and
  Securities,                      AA/Aa                              repurchase
  corporate, mortgage-                                                agreements
  backed and asset-                                                   collateralized by
  backed securities.                                                  U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------
  Securities of U.S.               Minimum =                          Mortgage-backed and
  and foreign                      BBB/Baa At                         asset-backed
  governments and                  least 50% =                        securities, foreign
  corporations.                    AAA/Aaa                            currencies and
                                                                      repurchase
                                                                      agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities or
                                                                      certain foreign
                                                                      government
                                                                      securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  At least 65%                       Mortgage-backed and
  assets in fixed-                 = BB/Ba or                         asset-backed
  income securities                below                              securities, U.S.
  rated below                                                         Government
  investment grade,                                                   Securities,
  including U.S. and                                                  investment grade
  non-U.S. dollar                                                     corporate fixed-
  corporate debt,                                                     income securities,
  foreign government                                                  structured
  securities,                                                         securities, foreign
  convertible                                                         currencies and
  securities and                                                      repurchase
  preferred stock.                                                    agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------

Principal Risks of the Underlying Funds

The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assur-ance that an Underlying Fund will achieve its investment objective.
Risks That Apply To All Underlying Funds:
 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Market Risk--The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual com-panies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Derivatives Risk--The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other deriv-ative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.
 .Foreign Risk--The risk that when an Underlying Fund invests in foreign securi-ties, it will be subject to the risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regula-tion, less public information and less economic, political and social stabili-ty. Loss may also result from the imposition of exchange controls, confisca-tions and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
 .Management Risk--The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
 .Liquidity Risk--The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
 .Other Risks--Each Underlying Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be dis-rupted by the "Year 2000 Problem."

                                         PRINCIPAL RISKS OF THE UNDERLYING FUNDS


Risks That Apply Primarily To The Underlying Fixed-Income Funds:

 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .Extension Risk--The risk that an issuer will exercise its right to pay princi-pal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in inter-est rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

Risks That Are Particularly Important For Specific Underlying Funds:

 .Country Risk--The European Equity Fund invests primarily in equity securities of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. The Global Income Fund is non-diversified. The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S.

 issuers. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Under-lying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries. .Emerging Countries Risk--Certain Underlying Funds invest in emerging country securities. The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities mar-kets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substan-tial economic and political disruptions. These risks are not normally associ-ated with investments in more developed countries.
 .Small Cap Stock and REIT Risks--Certain Underlying Funds invest in small cap stocks and REITs. The securities of small capitalization companies and REITs involve greater risks than those associated with larger, more established com-panies and may be subject to more abrupt or erratic price movements. Securi-ties of such issuers may lack sufficient market liquidity to enable an Under-lying Fund to effect sales at an advantageous time or without a substantial drop in price.
 ."Junk Bond" Risk--Certain Underlying Funds invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets gen-erally and less secondary market liquidity.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

 HOW THE PORTFOLIOS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Portfolio by showing: (a) changes in the performance of a Portfo-lio's Class A Shares from year to year; and (b) how the average annual returns of a Portfolio's Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio's past performance is not neces-sarily an indication of how the Portfolio will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applica-ble to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limita-tions were not in place, a Portfolio's performance would have been reduced. The Conservative Strategy Portfolio did not commence operations until Febru-ary 8, 1999. Since the Portfolio has less than one calendar year's perfor-mance, no performance information is provided in this section.

Balanced Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98    +7.04%

 Worst Quarter
 Q3 '98    -5.73%



                                                                       [GRAPHIC]

                                                                         1998
                                                                         ----
                                                                         6.38%
 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998    Since Inception
 ----------------------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges                        0.55%
  S&P 500 Index*                                28.57%
  Two-Year U.S. Treasury Security**              6.57%
  Lehman Brothers High Yield Bond Index***       1.87%
 ----------------------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                                 0.62%
  S&P 500 Index*                                28.57%
  Two-Year U.S. Treasury Security**              6.57%
  Lehman Brothers High Yield Bond Index***       1.87%
 ----------------------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                                 4.81%
  S&P 500 Index*                                28.57%
  Two-Year U.S. Treasury Security**              6.57%
  Lehman Brothers High Yield Bond Index***       1.87%
 ----------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
 ** The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
*** The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE

Growth and Income Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98   +10.13%

 Worst Quarter
 Q3 '98   -10.17%


                                                                       [GRAPHIC]

                                                                         1998
                                                                         ----
                                                                         6.55%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998                        Since Inception
 ------------------------------------------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges                                            0.71%
  S&P 500 Index*                                                    28.57%
  MSCI Europe, Australasia, Far East (EAFE) Index (unhedged)**      20.33%
  Lehman Brothers Aggregate Bond Index***                            8.69%
  Lehman Brothers High Yield Bond Index+                             1.87%
 ------------------------------------------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                                                     0.71%
  S&P 500 Index*                                                    28.57%
  MSCI EAFE Index (unhedged)**                                      20.33%
  Lehman Brothers Aggregate Bond Index***                            8.69%
  Lehman Brothers High Yield Bond Index+                             1.87%
 ------------------------------------------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                                                     4.78%
  S&P 500 Index*                                                    28.57%
  MSCI EAFE Index (unhedged)**                                      20.33%
  Lehman Brothers Aggregate Bond Index***                            8.69%
  Lehman Brothers High Yield Bond Index+                             1.87%
 ------------------------------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Corporate Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
 ** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.
  + The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Growth Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98   +12.89%

 Worst Quarter
 Q3 '98   -14.23%


                                                                       [GRAPHIC]

                                                                         1998
                                                                         ----
                                                                         4.62%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   Since Inception
 ---------------------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges                      (1.11)%
  S&P 500 Index*                               28.57%
  MSCI EAFE Index (unhedged)**                 20.33%
  Russell 2000 Index***                        (2.55)%
  MSCI Emerging Markets Free (EMF) Index+     (25.33)%
 ---------------------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                               (1.07)%
  S&P 500 Index*                               28.57%
  MSCI EAFE Index (unhedged)**                 20.33%
  Russell 2000 Index***                        (2.55)%
  MSCI EMF Index+                             (25.33)%
 ---------------------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                                2.95%
  S&P 500 Index*                               28.57%
  MSCI EAFE Index (unhedged)**                 20.33%
  Russell 2000 Index***                        (2.55)%
  MSCI EMF Index+                             (25.33)%
 ---------------------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
 ** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
  + The unmanaged MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE

Aggressive Growth Strategy Portfolio

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '98   +15.12%

 Worst Quarter:
 Q3 '98   -17.19%


                                                                       [GRAPHIC]

                                                                         1998
                                                                         ----
                                                                         2.57%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998             Since Inception
 ----------------------------------------------
  Class A (Inception 1/2/98)
  Including Sales Charges           (3.05)%
  S&P 500 Index*                    28.57%
  MSCI EAFE Index (unhedged)**      20.33%
  Russell 2000 Index***             (2.55)%
  MSCI EMF Index+                  (25.33)%
 ----------------------------------------------
  Class B (Inception 1/2/98)
  Including CDSC                    (3.09)%
  S&P 500 Index*                    28.57%
  MSCI EAFE Index (unhedged)**      20.33%
  Russell 2000 Index***             (2.55)%
  MSCI EMF Index+                  (25.33)%
 ----------------------------------------------
  Class C (Inception 1/2/98)
  Including CDSC                     1.04%
  S&P 500 Index*                    28.57%
  MSCI EAFE Index (unhedged)**      20.33%
  Russell 2000 Index***             (2.55)%
  MSCI EMF Index+                  (25.33)%
 ----------------------------------------------

  * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
 ** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
  + The unmanaged MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Portfolio Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Portfolio.


                                                   Conservative Strategy
                                                         Portfolio
                                                  ---------------------------
                                                  Class A   Class B   Class C
-------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases    5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/             None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None      None      None
Redemption Fees/5/                                  None      None      None
Exchange Fees/5/                                    None      None      None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/          0.35%     0.35%     0.35%
Distribution and Service Fees                      0.25%     1.00%     1.00%
Other Expenses/8/                                  0.44%     0.44%     0.44%
Underlying Fund Expenses/6/                        0.55%     0.55%     0.55%
-------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses           0.99%     0.99%     0.99%
-------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                1.59%     2.34%     2.34%
-------------------------------------------------------------------------------

See page 31 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating
  Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limita-tions may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
  Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                           Conservative Strategy
                                                                 Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)/7/                0.15%   0.15%   0.15%
  Distribution and Service Fees                            0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.55%   0.55%   0.55%
 --------------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses                 0.74%   0.74%   0.74%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                        1.14%   1.89%   1.89%
 --------------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES



                                                     Balanced Strategy
                                                         Portfolio
                                                  ---------------------------
                                                  Class A   Class B   Class C
-------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases    5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/             None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None      None      None
Redemption Fees/5/                                  None      None      None
Exchange Fees/5/                                    None      None      None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/          0.35%     0.35%     0.35%
Distribution and Service Fees                      0.25%     1.00%     1.00%
Other Expenses/8/                                  0.62%     0.62%     0.62%
Underlying Fund Expenses/6/                        0.69%     0.69%     0.69%
-------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses           1.31%     1.31%     1.31%
-------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                1.91%     2.66%     2.66%
-------------------------------------------------------------------------------

See page 31 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating
  Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limita-tions may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
  Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                             Balanced Strategy
                                                                 Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)/7/                0.15%   0.15%   0.15%
  Distribution and Service Fees                            0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.69%   0.69%   0.69%
 --------------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses                 0.88%   0.88%   0.88%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                        1.28%   2.03%   2.03%
 --------------------------------------------------------------------------------

Portfolio Fees and Expenses continued

                                                     Growth and Income
                                                    Strategy Portfolio
                                                  ---------------------------
                                                  Class A   Class B   Class C
-------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases    5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/             None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None      None      None
Redemption Fees/5/                                  None      None      None
Exchange Fees/5/                                    None      None      None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/          0.35%     0.35%     0.35%
Distribution and Service Fees                      0.25%     1.00%     1.00%
Other Expenses/8/                                  0.35%     0.35%     0.35%
Underlying Fund Expenses/6/                        0.79%     0.79%     0.79%
-------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses           1.14%     1.14%     1.14%
-------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                1.74%     2.49%     2.49%
-------------------------------------------------------------------------------

See page 31 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Port-folio Operating Expenses" may increase without shareholder approval.

                                                                Growth and
                                                              Income Strategy
                                                                 Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)/7/                0.15%   0.15%   0.15%
  Distribution and Service Fees                            0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.79%   0.79%   0.79%
 --------------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses                 0.98%   0.98%   0.98%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                        1.38%   2.13%   2.13%
 --------------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES



                                                      Growth Strategy
                                                         Portfolio
                                                  ---------------------------
                                                  Class A   Class B   Class C
-------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases    5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/             None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None      None      None
Redemption Fees/5/                                  None      None      None
Exchange Fees/5/                                    None      None      None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/          0.35%     0.35%     0.35%
Distribution and Service Fees                      0.25%     1.00%     1.00%
Other Expenses/8/                                  0.38%     0.38%     0.38%
Underlying Fund Expenses/6/                        0.84%     0.84%     0.84%
-------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses           1.22%     1.22%     1.22%
-------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                1.82%     2.57%     2.57%
-------------------------------------------------------------------------------

See page 31 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Port-folio Operating Expenses" may increase without shareholder approval.

                                                         Growth Strategy
                                                            Portfolio
                                                     -----------------------
                                                     Class A Class B Class C
 ---------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio
   assets):/6/
  Management Fees (for asset allocation)/7/           0.15%   0.15%   0.15%
  Distribution and Service Fees                       0.25%   1.00%   1.00%
  Other Expenses/8/                                   0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                         0.84%   0.84%   0.84%
 ---------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses            1.03%   1.03%   1.03%
 ---------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                   1.43%   2.18%   2.18%
 ---------------------------------------------------------------------------

Portfolio Fees and Expenses continued

                                               Aggressive Growth
                                              Strategy Portfolio
                                            -----------------------------
                                            Class A    Class B    Class C
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     5.5%/1/    None       None
Maximum Deferred Sales Charge (Load)/2/        None/1/    5.0%/3/    1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None       None       None
Redemption Fees/5/                             None       None       None
Exchange Fees/5/                               None       None       None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio
 assets):/6/
Management Fees (for asset allocation)/7/     0.35%      0.35%      0.35%
Distribution and Service Fees                 0.25%      1.00%      1.00%
Other Expenses/8/                             0.56%      0.56%      0.56%
Underlying Fund Expenses/6/                   0.90%      0.90%      0.90%
----------------------------------------------------------------------------
Total Other and Underlying Fund Expenses      1.46%      1.46%      1.46%
----------------------------------------------------------------------------
Total Portfolio Operating Expenses*           2.06%      2.81%      2.81%
----------------------------------------------------------------------------

See page 31 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Port-folio Operating Expenses" may increase without shareholder approval.

                                                             Aggressive Growth
                                                            Strategy Portfolio
                                                          -----------------------
                                                          Class A Class B Class C
 --------------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):/6/
  Management Fees (for asset allocation)/7/                0.15%   0.15%   0.15%
  Distribution and Service Fees                            0.25%   1.00%   1.00%
  Other Expenses/8/                                        0.19%   0.19%   0.19%
  Underlying Fund Expenses/6/                              0.90%   0.90%   0.90%
 --------------------------------------------------------------------------------
  Total Other and Underlying Fund Expenses                 1.09%   1.09%   1.09%
 --------------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current
   waivers and expense limitations)                        1.49%   2.24%   2.24%
 --------------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES


/1/The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 mil-lion or more.
/2/The maximum CDSC is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were origi-nally purchased.
/3/A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and elim-inated thereafter.
/4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of pur-chase.
/5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Institu-tional Liquid Assets Portfolios (the "ILA Portfolios") and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12-month period. A fee of $12.50 may be charged for each sub-sequent exchange during such period.
/6/The Portfolios' annual operating expenses have been restated to reflect cur-rent fees, except for the Conservative Strategy Portfolio, whose expenses are estimated for the current fiscal year. "Underlying Fund Expenses" for each Portfolio are based upon the strategic allocation of each Portfolio's invest-ment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by each Portfo-lio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
/7/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios' average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio's average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser. /8/"Other Expenses" include transfer agency fees equal to 0.19% of the average daily net assets of each Portfolio's Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, distri-bution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.00% of each Portfolio's average daily net assets.

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without waivers and expense limitations) with the cost of invest-ing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                 1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Conservative Strategy
Class A Shares             $703  $1,024     N/A      N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $737  $1,030     N/A      N/A
 - Assuming no redemption  $237  $  730     N/A      N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $337  $  730     N/A      N/A
 - Assuming no redemption  $237  $  730     N/A      N/A
---------------------------------------------------------
Balanced Strategy
Class A Shares             $733  $1,117  $1,525   $2,660
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $769  $1,126  $1,610   $2,812
 - Assuming no redemption  $269  $  826  $1,410   $2,812
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $369  $  826  $1,410   $2,993
 - Assuming no redemption  $269  $  826  $1,410   $2,993
---------------------------------------------------------
Growth and Income
 Strategy
Class A Shares             $717  $1,068  $1,442   $2,489
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $752  $1,076  $1,526   $2,642
 - Assuming no redemption  $252  $  776  $1,326   $2,642
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $352  $  776  $1,326   $2,826
 - Assuming no redemption  $252  $  776  $1,326   $2,826
---------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES

Portfolio                 1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Growth Strategy
Class A Shares             $725  $1,091  $1,481   $2,570
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $760  $1,099  $1,565   $2,722
 - Assuming no redemption  $260  $  799  $1,365   $2,722
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $360  $  799  $1,365   $2,905
 - Assuming no redemption  $260  $  799  $1,365   $2,905
---------------------------------------------------------
Aggressive Growth
 Strategy
Class A Shares             $748  $1,160  $1,597   $2,808
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $784  $1,171  $1,684   $2,959
 - Assuming no redemption  $284  $  871  $1,484   $2,959
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $384  $  871  $1,484   $3,138
 - Assuming no redemption  $284  $  871  $1,484   $3,138
---------------------------------------------------------

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Portfolio Shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares or for services to their customers' accounts and/or the Portfolios. For additional information regarding such com-pensation, see "What Should I Know When I Purchase Shares Through An Authorized Dealer?"

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser        Portfolio
 ----------------------------------------------------------------------------
  Goldman Sachs Asset
   Management ("GSAM")      Conservative Strategy
  One New York Plaza        Balanced Strategy
  New York, New York 10004  Growth and Income Strategy
                            Growth Strategy
                            Aggressive Growth Strategy
 ----------------------------------------------------------------------------

 Except as noted below, GSAM also serves as investment adviser to each Under-lying Fund.

  Investment Adviser        Underlying Fund
 ----------------------------------------------------------------------------
  Goldman Sachs Funds
   Management, L.P.
   ("GSFM")                 CORE U.S. Equity
  One New York Plaza        Capital Growth
  New York, New York 10004  Adjustable Rate Government
                            Short Duration Government
 ----------------------------------------------------------------------------
  Goldman Sachs Asset
   Management               International Equity
   International ("GSAMI")  Japanese Equity
  133 Peterborough Court    European Equity
  London EC4A 2BB           International Small Cap
  England                   Emerging Markets Equity
                            Asia Growth
                            Global Income
 ----------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controls the Investment Advisers, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultane-ously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

                                                               SERVICE PROVIDERS

 Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, pro-vides day-to-day advice as to each Portfolio's investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

 The Investment Adviser also performs the following additional services for the Portfolios:
 .Supervises all non-advisory operations of the Portfolios
 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Portfolios
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Portfolio
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                                      Actual Rate
                                                For the Fiscal Year Ended
  Portfolio                   Contractual Rate     December 31, 1998
 ------------------------------------------------------------------------
  Conservative Strategy            0.35%                 0.15%
 ------------------------------------------------------------------------
  Balanced Strategy                0.35%                 0.15%
 ------------------------------------------------------------------------
  Growth and Income Strategy       0.35%                 0.15%
 ------------------------------------------------------------------------
  Growth Strategy                  0.35%                 0.15%
 ------------------------------------------------------------------------
  Aggressive Growth Strategy       0.35%                 0.15%
 ------------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the cur-rent total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfo-lios may invest after applicable fee waivers and expense limitations. In addi-tion, the following chart shows the contractual investment management fees pay-able to the investment adviser and its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                             Total Net
                                                 Contractual Operating
                                                 Management   Expense
Underlying Fund                                      Fee       Ratio
----------------------------------------------------------------------
Financial Square Prime Obligations Money Market    0.205%      0.18%
----------------------------------------------------------------------
Short Duration Government                           0.50%      0.54%
----------------------------------------------------------------------
Adjustable Rate Government                          0.40%      0.49%
----------------------------------------------------------------------
Core Fixed Income                                   0.40%      0.54%
----------------------------------------------------------------------
Government Income                                   0.65%      0.58%
----------------------------------------------------------------------
Global Income                                       0.90%      0.69%
----------------------------------------------------------------------
High Yield                                          0.70%      0.76%
----------------------------------------------------------------------
Growth and Income                                   0.70%      0.79%
----------------------------------------------------------------------
CORE U.S. Equity                                    0.75%      0.74%
----------------------------------------------------------------------
CORE Large Cap Growth                               0.75%      0.64%
----------------------------------------------------------------------
CORE Large Cap Value                                0.60%      0.64%
----------------------------------------------------------------------
CORE Small Cap Equity                               0.85%      0.93%
----------------------------------------------------------------------
Capital Growth                                      1.00%      1.04%
----------------------------------------------------------------------
CORE International Equity                           0.85%      1.01%
----------------------------------------------------------------------
Mid Cap Value*                                      0.75%      0.89%
----------------------------------------------------------------------
Small Cap Value                                     1.00%      1.10%
----------------------------------------------------------------------
International Equity                                1.00%      1.14%
----------------------------------------------------------------------
Japanese Equity                                     1.00%      1.05%
----------------------------------------------------------------------
European Equity                                     1.00%      1.39%
----------------------------------------------------------------------
International Small Cap                             1.20%      1.40%
----------------------------------------------------------------------
Emerging Markets Equity                             1.20%      1.39%
----------------------------------------------------------------------
Asia Growth                                         1.00%      1.20%
----------------------------------------------------------------------
Real Estate Securities                              1.00%      1.04%
----------------------------------------------------------------------

*Formerly, "Mid Cap Equity."

                                                               SERVICE PROVIDERS


 PORTFOLIO MANAGERS

 Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the Director of Quantitative Research and Risk Management for GSAM. Mr. Litterman is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in GSAM's asset allocation process. As Head of Quantitative Research, Mr. Litterman oversees quantitative strategies for portfolio management. As Head of Risk Manage-ment, he oversees the risk management processes used by GSAM and oversees the independent Risk Monitoring Group. Prior to coming to GSAM, Mr. Litterman was the head of the Firmwide Risk department since becoming a Partner in 1994. Preceding his time in the Operations, Technology and Finance Division, Mr. Litterman spent eight years in the Fixed Income Divi-sion's research department where he was co-director of the research and model development group.

 Quantitative Research Team
 .The 20-person Quantitative Research Team includes six Ph.Ds, with extensive academic and practitioner experience
 .Disciplined, quantitative models are used to determine the relative attrac-
  tiveness of the world's stock, bond and currency markets
 .Theory and economic intuition guide the investment process

--------------------------------------------------------------------------------
Quantitative Research Team

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Mark M. Carhart,            Since      Mr. Carhart joined the Investment
 Ph.D., CFA Vice             1998       Adviser as a member of the Quantitative
 President, Co-Head                     Research and Risk Management Team in
 Quantitative Research                  1997. From August 1995 to September
 and Senior Portfolio                   1997, he was Assistant Professor of
 Manager                                Finance at the Marshall School of
                                        Business at USC and a Senior Fellow of
                                        the Wharton Financial Institutions
                                        Center. From 1993 to 1995, he was a
                                        lecturer and graduate student at the
                                        University of Chicago Graduate School of
                                        Business.
--------------------------------------------------------------------------------
 Raymond J. Iwanowski        Since      Mr. Iwanowski joined the Investment
 Vice President, Co-         1998       Adviser as an associate and portfolio
 Head Quantitative                      manager in 1997. From 1993 to 1997, he
 Research and Senior                    was a Vice President and head of the
 Portfolio Manager                      Fixed Derivatives Client Research group
                                        at Salomon Brothers.
--------------------------------------------------------------------------------
 Neil Chriss, Ph.D.          Since      Mr. Chriss joined the Investment Adviser
 Vice President and          1998       in 1998. From 1996 to 1998, he worked in
 Portfolio Manager                      the equity division of Morgan Stanley
                                        Dean Witter. From 1994 to 1996, he was a
                                        post-doctoral fellow in the Mathematics
                                        Department of Harvard University.
--------------------------------------------------------------------------------

Quantitative Research Team

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Giorgio DeSantis,           Since      Mr. DeSantis joined the Investment
 Ph.D. Vice President        1998       Adviser in 1998. From 1992 to 1998, he
 and Portfolio Manager                  was Assistant Professor of Finance and
                                        Business Economics at the Marshall
                                        School of Business at USC.
--------------------------------------------------------------------------------
 William J. Fallon,          Since      Mr. Fallon joined the Investment Adviser
 Ph.D. Vice President        1998       in 1998. From 1996 to 1998, he worked in
 and Portfolio Manager                  the Firmwide Risk Group of Goldman
                                        Sachs. From 1991 to 1996, he attended
                                        Columbia University, where he earned a
                                        Ph.D. in Finance.
--------------------------------------------------------------------------------
 Guang-Liang He, PhD.        Since      Mr. He joined the Investment Adviser in
 Vice President and          1998       1998. In 1997, he worked in the Firmwide
 Portfolio Manager                      Risk Group of Goldman Sachs. From 1992
                                        to 1997, he worked at Quantitative
                                        Financial Strategies, Inc.
--------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Portfolio's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio's transfer agent (the "Transfer Agent") and, as such, per-forms various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own amount.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strate-gies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds.

                                                               SERVICE PROVIDERS

 The results of an Underlying Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Underlying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. An Underlying Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Portfolios and the Underlying Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct nor-mal business operations if the Investment Adviser or other service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Portfolios at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Portfolios. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:


                            Investment       Capital Gains
Portfolio                   Income Dividends Distributions
----------------------------------------------------------
Conservative Strategy           Monthly        Annually
----------------------------------------------------------
Balanced Strategy              Quarterly       Annually
----------------------------------------------------------
Growth and Income Strategy     Quarterly       Annually
----------------------------------------------------------
Growth Strategy                 Annually       Annually
----------------------------------------------------------
Aggressive Growth Strategy      Annually       Annually
----------------------------------------------------------

From time to time a portion of a Portfolio's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Portfolio, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Portfolio's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized apprecia-tion may be taxable to the investor even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the dis-tributions (or portions thereof) represent a return of a portion of the pur-chase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:
 .Goldman Sachs;
 .Authorized Dealers; or
 .Directly from Goldman Sachs Trust (the "Trust").

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:
 .Complete the enclosed Account Application
 .Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers checques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

                                                               SHAREHOLDER GUIDE


 What Is My Minimum Investment In The Funds?

                                                             Initial Additional
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.


 -----------------------------------------------------------------------------

  Maximum Amount You Can  Class A No limit
   Buy In The Aggregate
   Across Funds
                         -------------------------------------
                          Class B $250,000
                         -------------------------------------
                          Class C $1,000,000
                         -------------------------------------
  Initial Sales Charge    Class A Applies to purchases of less
                                  than $1 million--varies by
                                  size of investment with a
                                  maximum of 5.5%
                         -------------------------------------
                          Class B None
                         -------------------------------------
                          Class C None
 -------------------------------------------------------------
  CDSC                    Class A 1.00% on certain investments
                                  of $1 million or more if you
                                  sell within 18 months
                         -------------------------------------
                          Class B 6 year declining CDSC with a
                                  maximum of 5%
                         -------------------------------------
                          Class C 1% if shares are redeemed
                                  within 12 months of purchase
 -------------------------------------------------------------
  Conversion Feature      Class A None
                         -------------------------------------
                          Class B Class B Shares convert to
                                  Class A Shares after 8 years
                         -------------------------------------
                          Class C None
 -------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Refuse to open an account if you fail to (i) provide a social security num-ber or other taxpayer identification number; or (ii) certify that such num-ber is correct (if required to do so under applicable law).
 .Reject or restrict any purchase or exchange order by a particular purchaser
  (or group of related purchasers). This may occur, for example, when a pat-tern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.
 .Modify or waive the minimum investment amounts.
 .Modify the manner in which shares are offered.
 .Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV =
               -------------------------------
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 .NAV per share of each share class is calculated by the Fund's custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next

                                                               SHAREHOLDER GUIDE

 determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund opera-tions and other relevant factors.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as fol-lows:


                                                     Sales Charge  Maximum Dealer
                                     Sales Charge as as Percentage  Allowance as
         Amount of Purchase           Percentage of  of Net Amount  Percentage of
  (including sales charge, if any)   Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------
  Less than $50,000                       5.50%          5.82%          5.00%
  $50,000 up to (but less than)
   $100,000                               4.75           4.99           4.00
  $100,000 up to (but less than)
   $250,000                               3.75           3.90           3.00
  $250,000 up to (but less than)
   $500,000                               2.75           2.83           2.25
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

   * Dealer's allowance may be changed periodically. During special promo-tions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of cer-tain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commis-sion in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-spon-sored benefit plans investing in the Funds which satisfy the criteria set forth below in "When Are Class A Shares Not Subject To A Sales Load?" or $1 million or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addi-tion, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, exclud-ing any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemp-tions in certain circumstances. See "In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 .Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individ-uals;
 .Qualified retirement plans of Goldman Sachs;
 .Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 .Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 .Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 .Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from pay-ing a sales charge or commission in connection with the purchase of shares of a Fund;
 .Pension and profit sharing plans, pension funds and other company-sponsored benefit plans that:
  .Buy shares of Goldman Sachs Funds worth $500,000 or more; or .Have 100 or more eligible employees at the time of purchase; or .Certify that they expect to have annual plan purchases of shares of
   Goldman Sachs Funds of $200,000 or more; or .Are provided administrative services by certain third-party administra-
   tors that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
  .Have at the time of purchase aggregate assets of at least $2,000,000;

                                                               SHAREHOLDER GUIDE

 ."Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
 .Registered investment advisers investing for accounts for which they receive asset-based fees;
 .Accounts over which GSAM or its advisory affiliates have investment discre-
  tion; or
 .Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemp-tion. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 .Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds' Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Addi-tional Statement has more information about the Right of Accumulation.
 .Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

 The CDSC schedule is as follows:

                             CDSC as a
                           Percentage of
                           Dollar Amount
  Year Since Purchase     Subject to CDSC
 ----------------------------------------
  First                          5%
  Second                         4%
  Third                          3%
  Fourth                         3%
  Fifth                          2%
  Sixth                          1%
  Seventh and thereafter       None
 ----------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Deal-ers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

                                                               SHAREHOLDER GUIDE

 result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will be deducted from the redemption proceeds; provided that in connection with purchases by pension and profit sharing plans, pension funds and other company-sponsored benefit plans, where all of the Class C Shares are redeemed within 12 months of pur-chase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 .The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  .No CDSC is charged on shares acquired from reinvested dividends or capi-
   tal gains distributions.
  .No CDSC is charged on the per share appreciation of your account over the initial purchase price.
  .When counting the number of months since a purchase of Class B or Class C
   Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 .To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 .Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Retirement Plan");
 .The death or disability (as defined in Section 72(m)(7) of the Internal
  Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 .Hardship withdrawals by a participant or beneficiary in a Retirement Plan; .Satisfying the minimum distribution requirements of the Code;
 .Establishing "substantially equal periodic payments" as described under
  Section 72(t)(2) of the Code;
 .The separation from service by a participant or beneficiary in a Retirement
  Plan;
 .The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 .Excess contributions distributed from a Retirement Plan;
 .Distributions from a qualified Retirement Plan invested in the Goldman
  Sachs Funds which are being rolled over to a Goldman Sachs IRA; or .Redemption proceeds which are to be reinvested in accounts or non-regis-
  tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

 .Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 .Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and serv-ice fee paid by Class B

                                                               SHAREHOLDER GUIDE

  Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus, lower performance and lower divi-dend payments (to the extent dividends are paid) than Class A Shares.
  A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 .Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is avail-able to work for you from the time you make your initial investment. Howev-er, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

 In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

  Instructions For Redemptions:
 --------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Obtain a signature guarantee (see details below)
                   .Mail your request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 419711
                    Kansas City, MO 64141-6711
 --------------------------------------------------------------------
  By Telephone:     If you have not declined the telephone redemption
                    privileges on your Account Application:
                   .1-800-526-7384
                    (8:00 a.m. to 4:00 p.m. New York time)
                   .You may redeem up to $50,000 of your shares
                    within any 7 calendar day period
                   .Proceeds which are sent directly to a Goldman
                    Sachs brokerage account are not subject to the
                    $50,000 limit
 --------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 .You are requesting in writing to redeem shares in an amount over $50,000; .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or

                                                               SHAREHOLDER GUIDE

 herself as the owner of an account or the owner's registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indi-cating another address or account) and exchanges of shares normally will be made only to an identically registered account.
 .Telephone redemptions will not be accepted during the 30-day period follow-
  ing any change in your address of record.
 .The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tele-phone redemptions on your behalf.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

 .To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any Authorized Dealer assume any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem your shares if your account balance is less than $50 as a result of a redemption. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
  .Class A or B Shares--Class A Shares of the same Fund or any other Goldman
   Sachs Fund
  .Class C Shares--Class C Shares of the same Fund or any other Goldman
   Sachs Fund

                                                               SHAREHOLDER GUIDE

 .You should obtain and read the applicable prospectuses before investing in any other Funds.
 .If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subse-quent redemption. For Class B Shares, you may reinvest the redemption pro-ceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemp-tion of the Class B Shares will not be credited to your account.
 .The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exer-cised once per year upon receipt of a written request.
 .You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to exchange
                   .Obtain a signature guarantee (see details above)
                   .Mail the request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 419711
                    Kansas City, MO 64141-6711
                   or for overnight delivery--
                   Goldman Sachs Funds
                   c/o NFDS
                   330 West 9th St.
                   Poindexter Bldg., 1st Floor
                   Kansas City, MO 64105
 -------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   .1-800-526-7384
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .Six free exchanges are allowed in each 12 month period.
 .A $12.50 fee may be charged for each subsequent exchange.
 .There is no charge for exchanges made pursuant to the Automatic Exchange Pro-gram.
 .The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
 .When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares origi-nally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
 .Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
 .Goldman Sachs and NFDS may use reasonable procedures described under "What Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
 .Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                               SHAREHOLDER GUIDE


 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge or CDSC will be imposed.
 .You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge is imposed.
 .Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 .Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 .Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 .You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

 .You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 .You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 .It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 .You must have a minimum balance of $5,000 in a Fund.
 .Checks are mailed on or about the 25th day of each month.
 .Each systematic withdrawal is a redemption and therefore a taxable transac-
  tion.
 .The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-526-7384. You will also be provided with a printed confirmation for each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmations on a differ-ent schedule. The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your

                                                               SHAREHOLDER GUIDE

 transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 .A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 .Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Autho-rized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from their arrangements. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Authorized Dealers, Goldman
  Sachs and their respective officers, employees and sales representatives; .Commissions paid to Authorized Dealers;
 .Allocable overhead;
 .Telephone and travel expenses;
 .Interest and other costs associated with the financing of such compensation and expenses;
 .Printing of prospectuses for prospective shareholders;
 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or simi-lar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.25% service fee to Authorized Dealers after the shares have been held for one year.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Portfolio distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Portfolio's net investment income, certain net real-ized foreign exchange gains and net short-term capital gains. They are tax-able as long-term capital gains to the extent they are attributable to the Portfolio's excess of net long-term capital gains (including long-term capi-tal gain distributions received from Underlying Fund investments) over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you rein-vest in additional shares or take the distribution as cash. Certain distri-butions paid by a Portfolio in January of a given year may be taxable to shareholders as if received the prior December 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Portfolio.

 The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Asset Allocation Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

 A Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Portfolio receives from Underlying Fund investments may be eligible, in the hands of the corporate sharehold-ers, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 There are certain tax requirements that all Portfolios must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Portfolios may have to limit their investment activity in some types of instruments.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Portfolio shares may generate a tax liability (un-less your investment is in an IRA or other tax-advantaged account). Depend-ing upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Portfolio or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Portfo-lios.

Appendix A
Additional Information on the Underlying Funds
 This Appendix provides further information on certain types of securities and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

 The Underlying Equity Funds invest primarily in common stocks and other equity securities, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Underlying Fixed-Income Funds invest pri-marily in fixed-income securities, including senior and subordinated corpo-rate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

 The Short-Duration Government and Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Underlying Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

 A. General Risks of the Underlying Funds

 The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity securities. In general, stock values fluctu-ate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices gener-ally rise and periods when prices generally decline.

 The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mort-gages can either shorten (call risk) or lengthen (extension risk). In gener-al, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepay-ment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

 The portfolio turnover rates of the Underlying Funds have ranged from 30% to 315% during their most recent fiscal years. A high rate of portfolio turn-over (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Under-lying Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. There can be no assurance that the turnover rates of the Underlying Funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher broker-age costs and expenses for the Underlying Funds. In addition, higher turn-over rates may result in higher taxable realized gains for shareholders.

 B. Other Risks of the Underlying Funds

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such

                                                                      APPENDIX A

 securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are sub-ject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Under-lying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Trans-action costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price precisely than other types of securi-ties because of their characteristics and lower trading volumes.


 Risks of Foreign Investments. Certain of the Underlying Funds may invest in foreign securities in accordance with their investment objectives and poli-cies. Foreign investments involve special risks that are not typically asso-ciated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denomi-nated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the Economic and Monetary Union presents unique uncer-tainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for cur-rencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other coun-tries that may in the future become members of the European Union may have an impact on the euro. These or other factors, including political and eco-nomic risks, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year 2000 prob-lems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of an Underlying Fund may be adversely affected. Furthermore, with respect to cer-tain foreign countries, there is a possibility of nationalization, expropri-ation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limita-tions on the removal of funds or other assets of the Underlying Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of an Underlying Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund's assets were not geographically concentrated.

 Investment in sovereign debt obligations by certain Underlying Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repay-ment of the debt may be unable or unwilling to repay principal or pay inter-est when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn an Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

                                                                      APPENDIX A

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Underlying Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing secu-rities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not neces-sarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Underlying Funds may invest in securi-ties of issuers located in emerging countries. The risks of foreign invest-ment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. An Underlying Fund's purchase and sale of portfolio securities in certain emerging countries may be con-strained by limitations as to daily changes in the prices of listed securi-ties, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the invest-ment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circum-stances where price, trading or settlement volume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatria-tion of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, it is anticipated that an Underlying Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant invest-ment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 An Underlying Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Underlying Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Under-lying Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securi-ties and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its con-tractual obligations. The creditworthiness of the local securities firms used by the Underlying Funds in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Under-

                                                                      APPENDIX A

 lying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make an Underlying Fund's investments in such countries less liq-uid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western Euro-pean countries). An Underlying Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvan-tageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 An Underlying Fund's use of foreign currency management techniques in emerg-ing countries may be limited. Due to the limited market for these instru-ments in emerging countries, the investment adviser does not currently anticipate that a significant portion of the Underlying Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. An Underlying Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve addi-tional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related lev-erage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and pre-mium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities sub-ject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are sub-ject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
  .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
  .Certain stripped mortgage-backed securities
  .Repurchase agreements and time deposits with a notice or demand period of more than seven days
  .Certain over-the-counter options
  .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The pur-chase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign govern-ments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Fur-ther information is provided in the Additional Statement.

                                                                      APPENDIX A

 Debt securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies an Underlying Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. If a downgrade occurs, the Underlying Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Underlying Fund and its share-holders.

 Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund's portfolio is down-graded by a rating organization, the market price and liquidity of such security may be adversely affected.

 Non-Diversification and Geographic Risks. The Global Income Fund is regis-tered as a "non-diversified" fund under the Act and is, therefore, more sus-ceptible to adverse developments affecting any single issuer. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmen-tal issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

 Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary periods. When an Underlying Fund's assets are invested in such instruments, the Underlying Fund may not be achieving its investment objec-tive.

 C. Investment Securities and Techniques

 This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. Government Securities and Related Custodial Receipts. Each Underlying Fund may invest in U.S. Government Securities and related custodial receipts. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentali-ties or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Govern-ment National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Fed-eral National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and prin-cipal components of stripped U.S. Government Securities are traded indepen-dently.

 Interests in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. govern-ment.

 Mortgage-Backed Securities. The Underlying Funds (other than CORE U.S. Equi-ty, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds")) may invest in these securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"), and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates. CMOs provide an

                                                                      APPENDIX A

 investor with a specified interest in the cash flow from a pool of under-lying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes hav-ing an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages princi-pally secured by interests in real property and other permitted investments. Mortgage-Backed Securities also include stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may also invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal secu-rities consist of bonds, notes, commercial paper and other instruments (in-cluding participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for gen-eral operating expenses, and obtaining funds to lend to other public insti-tutions and facilities. Municipal securities in which the Underlying Funds may invest include private activity bonds, municipal leases, certificates of participation, pre-refunded municipal securities and auction rate securi-ties.

 Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obliga-tions, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures and other obligations of U.S. or foreign corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Banks are sub-ject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The pre-ferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quali-ty. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securi-ties. Convertible securities have both equity and fixed-income risk charac-teristics. Like all fixed-income securities, the value of convertible secu-rities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the con-vertible security, the convertible security tends to reflect the market price of the under-

                                                                      APPENDIX A

 lying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a discount from their face value because interest payments are typically post-poned until maturity. Pay-in-kind securities are securities that have inter-est payable by the delivery of additional securities.The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are secu-rities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth, Small Cap Value, International Equi-ty, Japanese Equity, European Equity, International Small Cap, Emerging Mar-kets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 10%, 35%, 35%, 35%, 35%, 35%, 35%, 35% and 20%, respectively, of their total assets in debt securities which are rated in the lowest rating catego-ries by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Stan-dard & Poor's. The Mid Cap Value Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Stan-dard & Poor's or Moody's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to prin-cipal and interest payments as described above.

 Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific curren-cies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Ref-erence. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, struc-tured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign curren-cies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An Underlying Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such trans-actions to seek to increase total return, which is considered a speculative practice.

 Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denomi-nated or quoted if the investment adviser determines that there is a pattern of correlation between the two currencies. An Underlying Fund may hold for-eign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Invest-ment Adviser anticipates that the foreign currency will appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund's NAV to fluctu-ate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts

                                                                      APPENDIX A

 are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index com-prised of securities in which it may invest. An Underlying Fund that invests in foreign securities may also purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctua-tions and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund's investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund's transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Yield Curve Options. Certain Underlying Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profit-able to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains con-stant, or if the spread moves in a direction or to an extent which was not anticipated.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges.

 Certain Underlying Funds may purchase and sell futures contracts, and pur-chase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with their invest-ment objectives and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. An Underlying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. An Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immedi-ately thereafter the sum of the amount of initial margin deposits and premi-ums paid on the Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund's net assets.

 Futures contracts and related options present the following risks:
 .While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or cur-rency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.

                                                                      APPENDIX A

 .The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond own-ers. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Loan Participations. Certain Underlying Funds may invest in loan participa-tions. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participa-tion in the seller's share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires cer-tain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participa-tion, the Underlying Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent bank may become insolvent.

 Real Estate Investment Trusts ("REITs"). The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also sub-ject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Other Investment Companies. An Underlying Fund may invest in securities of other investment companies (including SPDRs and WEBs, as described below) subject to statutory limitations. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Under-lying Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any man-agement fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the Underlying Fund and will be subject to substantially the same risks.

 .Standard and Poor's Depository Receipts. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange (the "AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of com-mon stocks that is intended to track the price performance and dividend yield of the S&P 500. SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

                                                                      APPENDIX A


 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of an Underlying Equity Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Certain Underlying Funds may invest in companies (in-cluding predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one rating organization. The securi-ties of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (com-monly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

 Equity Swaps. Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by an Underlying Fund to invest in a market with-out owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very vola-tile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell secu-rities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Underlying Funds may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Under-lying Funds may also enter into repurchase agreements involving certain for-eign government securities.

                                                                      APPENDIX A


 If the other party or "seller" defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securi-ties and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bank-ruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Underlying Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, an investment adviser will carefully consider the creditworthiness of the seller. Certain Underlying Funds, together with other registered investment companies having advisory agreements with the investment adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agree-ments.

 Lending of Portfolio Securities. Each Underlying Fund may engage in securi-ties lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral).

 An Underlying Fund may lend its securities to increase its income. An Under-lying Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

 Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of secu-rities sold short, or securities convertible into or exchangeable for, with-out the payment of any further consideration, an equal amount of the securi-ties of the same issuer as the securities sold short.

 Mortgage Dollar Rolls. Certain Underlying Funds may enter into "mortgage dollar rolls." In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold.

 However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the secu-rities sold as part of the roll, the use of this technique will diminish the Underlying Fund's performance.

 Successful use of mortgage dollar rolls depends upon an investment adviser's ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the pur-chase of a security and a separate transaction involving a sale. The Under-lying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can bor-row money from banks, and certain Underlying Funds may enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of their total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agree-ments involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obli-gated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate

                                                                      APPENDIX A

 swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of spec-ified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the pur-chaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate col-lar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 An Underlying Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If an investment adviser is incorrect in its forecasts of market val-ue, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Port-folio's financial performance for the past five years (or less if the Port-folio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Portfolio's financial statements, is included in the Portfolio's annual report (available upon request without charge). Dur-ing the period shown, the Trust did not offer the Goldman Sachs Conservative Strategy Portfolio. Accordingly, there are no financial highlights for this Portfolio.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS


                                                             Income from
                                                       investment operations/e/
                                            Net asset -------------------------
                                             value,      Net      Net realized
                                            beginning investment and unrealized
                                            of period   income       gain
 ------------------------------------------------------------------------------
  Goldman Sachs Balanced Strategy
   Portfolio for the Period Ended December
   31,b
  1998 - Class A Shares                      $10.00     $0.25        $0.38
  1998 - Class B Shares                       10.00      0.19         0.38
  1998 - Class C Shares                       10.00      0.19         0.39
  1998 - Institutional Shares                 10.00      0.30         0.39
  1998 - Service Shares                       10.00      0.25         0.37
 ------------------------------------------------------------------------------
  Goldman Sachs Growth and Income Strategy
   Portfolio for the Period Ended December
   31,b
  1998 - Class A Shares                      $10.00     $0.18        $0.47
  1998 - Class B Shares                       10.00      0.12         0.46
  1998 - Class C Shares                       10.00      0.12         0.46
  1998 - Institutional Shares                 10.00      0.20         0.49
  1998 - Service Shares                       10.00      0.16         0.48
 ------------------------------------------------------------------------------
  Goldman Sachs Growth Strategy Portfolio
   for the Period Ended December 31,b
  1998 - Class A Shares                      $10.00     $0.10        $0.36
  1998 - Class B Shares                       10.00      0.05         0.35
  1998 - Class C Shares                       10.00      0.05         0.35
  1998 - Institutional Shares                 10.00      0.12         0.37
  1998 - Service Shares                       10.00      0.09         0.35
 ------------------------------------------------------------------------------
  Goldman Sachs Aggressive Growth Strategy
   Portfolio for the Period Ended December
   31,a
  1998 - Class A Shares                      $10.00     $0.05        $0.20
  1998 - Class B Shares                       10.00      0.01         0.18
  1998 - Class C Shares                       10.00      0.01         0.19
  1998 - Institutional Shares                 10.00      0.07         0.20
  1998 - Service Shares                       10.00      0.04         0.21
-------------------------------------------------------------------------------

                                                                      APPENDIX B






   Distributions to shareholders
-----------------------------------
           In excess                                                      Net assets   Ratio of
 From net    of net                 Net increase Net asset                at end of  net expenses
investment investment   From net    in net asset value, end  Total         period    to average
  income     income   realized gain    value     of period  return/a/,/d/ (in 000s)  net assets/c/
-------------------------------------------------------------------------------------------------
    $(0.25)      $(0.03)     $(0.04)       $0.31       $10.31     6.38%    $ 40,237      0.60%
     (0.19)       (0.03)      (0.04)        0.31        10.31     5.75       33,763      1.30
     (0.19)       (0.03)      (0.04)        0.32        10.32     5.83       24,195      1.30
     (0.30)       (0.03)      (0.04)        0.32        10.32     6.99          205      0.24
     (0.25)       (0.02)      (0.04)        0.31        10.31     6.30          456      0.74
-------------------------------------------------------------------------------------------------
    $(0.18)      $(0.04)     $(0.05)       $0.38       $10.38     6.55%    $181,441      0.60%
     (0.12)       (0.05)      (0.05)        0.36        10.36     5.82      138,914      1.30
     (0.12)       (0.05)      (0.05)        0.36        10.36     5.80      100,711      1.30
     (0.20)       (0.05)      (0.05)        0.39        10.39     6.96        9,030      0.23
     (0.16)       (0.06)      (0.05)        0.37        10.37     6.43        1,354      0.73
-------------------------------------------------------------------------------------------------
    $(0.10)      $(0.02)     $(0.05)       $0.29       $10.29     4.62%    $128,832      0.60%
     (0.05)       (0.02)      (0.05)        0.28        10.28     3.98      109,246      1.30
     (0.05)       (0.02)      (0.05)        0.28        10.28     3.96       63,925      1.30
     (0.12)       (0.03)      (0.05)        0.29        10.29     4.92        2,205      0.23
     (0.09)       (0.01)      (0.05)        0.29        10.29     4.45          378      0.73
-------------------------------------------------------------------------------------------------
    $(0.05)      $   --      $(0.04)       $0.16       $10.16     2.57%    $ 47,135      0.60%
     (0.01)          --       (0.04)        0.14        10.14     1.93       41,204      1.30
     (0.01)          --       (0.04)        0.15        10.15     2.04       21,726      1.30
     (0.07)          --       (0.04)        0.16        10.16     2.80          124      0.24
     (0.04)       (0.02)      (0.04)        0.15        10.15     2.54          121      0.74
-------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                              no voluntary waiver
                                         of fees or expense limitations
                                         ------------------------------------
                             Ratio of                            Ratio of
                          net investment   Ratio of           net investment
                              income      expenses to           income to          Portfolio
                            to average    average net            average           turnover
                           net assets/c/   assets/c/          net  assets/c/        rate/d/
--------------------------------------------------------------------------------------------
Goldman Sachs Balanced
 Strategy Portfolio for
 the Period Ended
 December 31,a
1998 - Class A Shares          3.03%                  1.46%                 2.17%    50.84%
1998 - Class B Shares          2.38                   2.08                  1.60     50.84
1998 - Class C Shares          2.34                   2.08                  1.56     50.84
1998 - Institutional
 Shares                        3.55                   1.02                  2.77     50.84
1998 - Service Shares          2.90                   1.52                  2.12     50.84
--------------------------------------------------------------------------------------------
Goldman Sachs Growth and
 Income Strategy
 Portfolio for the
 Period Ended December
 31,a
1998 - Class A Shares          2.37%                  1.05%                 1.92%    41.91%
1998 - Class B Shares          1.72                   1.68                  1.34     41.91
1998 - Class C Shares          1.68                   1.68                  1.30     41.91
1998 - Institutional
 Shares                        2.97                   0.61                  2.59     41.91
1998 - Service Shares          2.28                   1.11                  1.90     41.91
--------------------------------------------------------------------------------------------
Goldman Sachs Growth
 Strategy Portfolio for
 the Period Ended
 December 31,a
1998 - Class A Shares          1.50%                  1.15%                 0.95%    38.43%
1998 - Class B Shares          0.83                   1.78                  0.35     38.43
1998 - Class C Shares          0.79                   1.78                  0.31     38.43
1998 - Institutional
 Shares                        2.88                   0.71                  2.40     38.43
1998 - Service Shares          1.63                   1.21                  1.15     38.43
--------------------------------------------------------------------------------------------
Goldman Sachs Aggressive
 Growth Strategy
 Portfolio for the
 Period Ended December
 31,a
1998 - Class A Shares          0.91%                  1.42%                 0.09%    26.27%
1998 - Class B Shares          0.14                   2.05                 (0.61)    26.27
1998 - Class C Shares          0.16                   2.05                 (0.59)    26.27
1998 - Institutional
 Shares                        8.17                   0.99                  7.42     26.27
1998 - Service Shares          0.76                   1.49                  0.01     26.27
--------------------------------------------------------------------------------------------

                                                                      APPENDIX B






 a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 b Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.
 c Annualized.
 d Not annualized.
 e Includes the balancing effect of calculating per share amounts.

Index

   1 General Investment
     Management Approach
   3 Portfolio Investment
     Objectives and Strategies
       3 Goldman Sachs Conservative
         Strategy Portfolio
       4 Goldman Sachs Balanced
         Strategy Portfolio
       5 Goldman Sachs Growth
         And Income Strategy Portfolio
       6 Goldman Sachs Growth
         Strategy Portfolio
       7 Goldman Sachs Aggressive
         Growth Strategy Portfolio
   8 Principal Investment
     Strategies
  10 Principal Risks of the
     Portfolios

  12 Description of the
     Underlying Funds
  18 Principal Risks of the
     Underlying Funds
  21 Portfolio Performance
  26 Portfolio Fees and
     Expenses
  34 Service Providers
  41 Dividends
  42 Shareholder Guide
       42 How To Buy Shares
       51 How To Sell Shares
  61 Taxation
  63 Appendix A
     Additional Information on
     the Underlying Funds
  86 Appendix B
     Financial Highlights

Asset Allocation Portfolios
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfo-lios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' per-formance during the last fiscal year.

 Statement Of Additional Information
 Additional information about the Portfolios and their policies is also available in the Portfolios' Statement of Additional Information ("Addi-tional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Portfolios' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-526-7384
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Portfolios' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus only)

 You may review and obtain copies of Portfolio documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                            [LOGO OF GOLDMAN SACHS]

      The Portfolios' investment company registration number is 811-5349.

506733
AAPRO

  Prospectus

        Institutional
        Shares

        May 1, 1999

  GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

 .Goldman Sachs
 Conservative
 Strategy
 Portfolio

 .Goldman Sachs
 Balanced
 Strategy
 Portfolio
 (formerly,
 "Income
 Strategy")

 .Goldman Sachs
 Growth and
 Income
 Strategy
 Portfolio

 .Goldman Sachs
 Growth
 Strategy
 Portfolio

 .Goldman Sachs
 Aggressive
 Growth
 Strategy
 Portfolio

  THE SECURITIES AND EXCHANGE COMMISSION HAS               [LOGO Goldman Sachs]
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

                                    [ART]

General Investment
Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser (the "Investment Adviser") to five asset allocation portfolios: the Conservative Strategy Portfolio, Balanced Strategy Portfolio (formerly, the Income Strategy Port-folio), Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (referred to as the "Portfolios" or the "Funds" interchangeably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objectives by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter (the "Underlying Funds"). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the "Underlying Fixed-Income Funds") and other Underlying Funds invest primarily in equity securities (the "Underlying Equity Funds"). An investor may choose to invest in one or more of the Port-folios based on individual investment goals, risk tolerance, and financial circumstances.

 The investment objectives and policies of the Portfolios are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Portfolios may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

 Goldman Sachs' Asset Allocation Investment Philosophy:
 The Investment Adviser's Quantitative Research Group uses disciplined quan-titative models to determine the relative attractiveness of the world's stock, bond and currency markets. These models use financial and economic variables to capture fundamental relationships that the Quantitative Research Group believes make sense. While the Investment Adviser's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

 The Asset Allocation Investment Process involves investing a Portfolio's assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

--------------------------------------------------------------------------------

 Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser's risk control process balances the amount any asset class can be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs' proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

Portfolio Investment Objectives and Strategies

 Goldman Sachs Conservative Strategy Portfolio

   PORTFOLIO FACTS
--------------------------------------------------------------------------------

        Objective    Current income, consistent with the preservation of capi-
                     tal and secondarily the potential for capital appreciation

 Investment Focus    Primarily domestic fixed-income funds (approximately 80%)
                     focusing on short-term investments and money market funds, with the balance in domestic stock funds and a small allo-cation to a global bond fund

 Investment Style    Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income, consistent with the preservation of cap-ital and secondarily also considers the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds, with a focus on short-term investments including money market funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund, Financial Square Prime Obligations Fund and CORE Large Cap Value Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund. The Portfolio may not invest in Underlying Equity Funds that invest principally in foreign equity securities.

Goldman Sachs Balanced Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective    Current income and long-term capital appreciation

  Investment Focus    Domestic fixed-income funds (approximately 60%), with
                      the remaining balance in domestic and international stock funds and a small allocation to a global bond fund

  Investment Style    Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income and long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percent-age of its assets in the Global Income Fund. It is expected that the Portfo-lio will invest more than 25% of its assets in the Short Duration Government Fund.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth and Income Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective    Long-term capital appreciation and current income

  Investment Focus    Domestic and international fixed-income and stock funds

  Investment Style    Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Equity Funds, which are intended to pro-vide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant per-centage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

Goldman Sachs Growth Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective    Long-term capital appreciation and secondarily current
                      income

  Investment Focus    Primarily a blend of domestic large cap, small cap and
                      international stock funds (approximately 80%), with the balance in domestic fixed-income funds and a small allo-cation to a global bond fund

  Investment Style    Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and secondarily current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital apprecia-tion. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Aggressive Growth Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective    Long-term capital appreciation

  Investment Focus    Equity funds, with a greater focus on international and
                      small cap investments

  Investment Style    Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, substantially all of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed-Income Range (Percentage of Each Portfolio's Total Assets)


Portfolio                   Target  Range
-------------------------------------------
Conservative Strategy
Equity                       20%    0%-25%
Fixed-Income                 80%   75%-100%
-------------------------------------------
Balanced Strategy
Equity                       40%   20%-60%
Fixed-Income                 60%   40%-80%
-------------------------------------------
Growth and Income Strategy
Equity                       60%   40%-80%
Fixed-Income                 40%   20%-60%
-------------------------------------------
Growth Strategy
Equity                       80%   60%-100%
Fixed-Income                 20%    0%-40%
-------------------------------------------
Aggressive Growth Strategy
Equity                      100%   75%-100%
Fixed-Income                  0%    0%-25%
-------------------------------------------

The Investment Adviser will invest in particular Underlying Funds based on var-ious criteria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objective.

Each Portfolio's turnover rate is expected not to exceed 50% annually. A Port-folio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

                                                 PRINCIPAL INVESTMENT STRATEGIES


 While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Under-lying Funds at any particular time. Each Portfolio's investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio's total assets.

 THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDER-LYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

 In addition, each Portfolio's investment objectives and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the "Additional Statement") are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio's investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment pro-gram for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

 .Investing in the Underlying Funds--The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved. .Investments of the Underlying Funds--Because the Portfolios invest in the Underlying Funds, the Portfolios' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and

                                               PRINCIPAL RISKS OF THE PORTFOLIOS

 engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.
 .Affiliated Persons--In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
 .Expenses--You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
 .Temporary Investments--Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio's assets are invested in such investments, the Portfolio may not be achieving its investment objective.
 .Other Risks--Each Portfolio is subject to other risks, such as (1) the risk that the operations of a Portfolio and the Underlying Funds in which it invests, or the value of their securities, will be disrupted by the "Year 2000 Problem;" (2) the risk that a Portfolio will not be able to pay redemption proceeds within the period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons (Liquidity Risk); or (3) the risk that a strategy used by the Investment Adviser may fail to produce the intended results (Management Risk).

Description of the Underlying Funds

 DESCRIPTION OF THE UNDERLYING FUNDS

 The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the invest-ment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.


                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  Growth and       Long-term growth  At least 65% of total assets in equity securities that the investment adviser considers to
  Income           of capital and    have favorable prospects for capital appreciation and/or dividend paying ability.
                   growth of
                   income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Value            of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE U.S.        Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Growth           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both
                   Dividend          a variety of quantitative techniques and fundamental research in seeking to maximize the
                   income is a       Fund's expected return, while maintaining risk, style, capitalization and industry
                   secondary         characteristics similar to the Russell 1000 Growth Index.
                   consideration.
 -------------------------------------------------------------------------------------------------------------------------------

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Small Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  Capital Growth   Long-term         At least 90% of total assets in a diversified portfolio of equity securities. Long-term
                   capital           capital appreciation potential is considered in selecting investments.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value*   Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations within the range of the market capitalization of companies constituting the
                   appreciation.     Russell Midcap Index at the time of the investment (currently between $400 million and $16 billion).
 -------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value  Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations of $1 billion or less at the time of investment.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Real Estate      Total return      Substantially all, and at least 80%, of total assets in a diversified portfolio of equity
  Securities       comprised         securities of issuers that are primarily engaged in or related to the real estate industry.
                   of long-term      The Fund expects that a substantial portion of its total assets will be invested in REITS.
                   growth of
                   capital and
                   dividend income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE             Long-term growth  At least 90% of total assets in equity securities of companies organized outside the United
  International    of capital.       States or whose securities are principally traded outside the United States. The Fund's
  Equity                             investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged Morgan Stanley Capital
                                     International (MSCI) Europe, Australia and Far East Index (the "EAFE Index"). The Fund may
                                     employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

 *Formerly, "Mid Cap Equity."

                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies
  Equity           capital           organized outside the United States or whose securities are principally traded outside the
                   appreciation.     United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  European Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of European
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Japanese Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of Japanese
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies with
  Small Cap        capital           public stock market capitalizations of $1 billion or less at the time of investment that
                   appreciation.     are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  Emerging         Long-term         Substantially all, and at least 65%, of total assets in equity securities of emerging
  Markets Equity   capital           country issuers. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Asia Growth      Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies in
                   capital           China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South
                   appreciation.     Korea, Sri Lanka, Taiwan and Thailand. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                                                                        Approximate
                            Investment                                 Interest Rate
  Underlying Fund           Objectives       Duration or Maturity       Sensitivity
 -----------------------------------------------------------------------------------
  Financial Square Prime  Maximize       Maximum Maturity of           3-month
   Obligations            current income Individual Investments = 13   Treasury bill
                          to the extent  months at time of purchase.
                          consistent     Maximum Dollar-Weighted
                          with the       Average Portfolio Maturity =
                          maintenance of 90 days
                          liquidity.
 -----------------------------------------------------------------------------------
  Adjustable Rate         A high level   Target Duration = 6-month to  9-month U.S.
   Government             of current     1-year U.S. Treasury          Treasury bill
                          income,        Securities Maximum Duration*=
                          consistent     2 years
                          with low
                          volatility of
                          principal.
 -----------------------------------------------------------------------------------
  Short Duration          A high level   Target Duration = 2 year U.S. 2-year U.S.
   Government             of current     Treasury Security plus or     Treasury note
                          income and     minus .5 years Maximum
                          secondarily,   Duration*= 3 years
                          in seeking
                          current
                          income, may
                          also consider
                          the potential
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  Government Income       A high level   Target Duration = Lehman      5-year U.S.
                          of current     Brothers Mutual Fund          Treasury note
                          income,        Government/Mortgage Index
                          consistent     plus or minus 1 year Maximum
                          with safety of Duration*= 6 years
                          principal.
 -----------------------------------------------------------------------------------
  Core Fixed Income       Total return   Target Duration = Lehman      5-year U.S.
                          consisting of  Brothers Aggregate Bond Index Treasury note
                          capital        plus or minus 1 year Maximum
                          appreciation   Duration*= 6 years
                          and income
                          that exceeds
                          the total
                          return of the
                          Lehman
                          Brothers
                          Aggregate Bond
                          Index.
 -----------------------------------------------------------------------------------
  Global Income           A high total   Target Duration = J.P. Morgan 6-year
                          return,        Global Government Bond Index  government
                          emphasizing    (hedged) plus or minus 2.5    bond
                          current        years Maximum Duration*= 7.5
                          income, and,   years
                          to a lesser
                          extent,
                          providing
                          opportunities
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  High Yield              A high level   Target Duration = Lehman      6-year U.S.
                          of current     Brothers High Yield Bond      Treasury note
                          income and     Index plus or minus 2.5 years
                          capital        Maximum Duration* = 7.5 years
                          appreciation.
 -----------------------------------------------------------------------------------

  * Under normal interest rate conditions.

                                      Credit
   Investment Sector                 Quality                           Other Investments
 ----------------------------------------------------------------------------------------
  Money market                     High Quality                       N/A
  instruments                      (short-term
  including securities             ratings of
  issued or guaranteed             A-1, P-1 or
  by the U.S.                      comparable
  government, its                  quality).
  agencies,
  instrumentalities or
  sponsored
  enterprises ("U.S.
  Government
  Securities"); U.S.
  bank obligations,
  commercial paper and
  other short-term
  obligations of U.S.
  corporations,
  governmental and
  other entities;
  asset-backed and
  receivables-backed
  securities; and
  related repurchase
  agreements.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Fixed-rate mortgage
  total assets in U.S.             Government                         pass-through
  Government                       Securities                         securities and
  Securities that are                                                 repurchase
  adjustable rate                                                     agreements
  mortgage pass-                                                      collateralized by
  through securities                                                  U.S. Government
  and other mortgage                                                  Securities.
  securities with
  periodic interest
  rate resets.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Mortgage pass-
  total assets in U.S.             Government                         through securities
  Government                       Securities                         and other
  Securities and                                                      securities
  repurchase                                                          representing an
  agreements                                                          interest in or
  collateralized by                                                   collateralized by
  such securities.                                                    mortgage loans.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Non-government
  assets in U.S.                   Government                         mortgage pass-
  Government                       Securities                         through securities,
  Securities,                      and non-U.S.                       asset-backed
  including mortgage-              Government                         securities and
  backed U.S.                      Securities =                       corporate fixed-
  Government                       AAA/Aaa                            income securities.
  Securities and
  repurchase
  agreements
  collateralized by
  such securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  Minimum =                          Foreign fixed-
  assets in fixed-                 BBB/Baa                            income, municipal
  income securities,               Minimum for                        and convertible
  including U.S.                   non-dollar                         securities, foreign
  Government                       securities =                       currencies and
  Securities,                      AA/Aa                              repurchase
  corporate, mortgage-                                                agreements
  backed and asset-                                                   collateralized by
  backed securities.                                                  U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------
  Securities of U.S.               Minimum =                          Mortgage-backed and
  and foreign                      BBB/Baa At                         asset-backed
  governments and                  least 50% =                        securities, foreign
  corporations.                    AAA/Aaa                            currencies and
                                                                      repurchase
                                                                      agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities or
                                                                      certain foreign
                                                                      government
                                                                      securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  At least 65% = BB/Ba               Mortgage-backed and
  assets in fixed-                 or below                           asset-backed
  income securities                                                   securities, U.S.
  rated below                                                         Government
  investment grade,                                                   Securities,
  including U.S. and                                                  investment grade
  non-U.S. dollar                                                     corporate fixed-
  corporate debt,                                                     income securities,
  foreign government                                                  structured
  securities,                                                         securities, foreign
  convertible                                                         currencies and
  securities and                                                      repurchase
  preferred stock.                                                    agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------

Principal Risks of the Underlying Funds

The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assur-ance that an Underlying Fund will achieve its investment objective.

Risks That Apply To All Underlying Funds:

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Market Risk--The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual com-panies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Derivatives Risk--The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other deriv-ative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.
 .Foreign Risks--The risk that when an Underlying Fund invests in foreign securi-ties, it will be subject to the risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regula-tion, less public information and less economic, political and social stabili-ty. Loss may also result from the imposition of exchange controls, confisca-tions and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
 .Management Risk--The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
 .Liquidity Risk--The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse eco-nomic, market or political events, or adverse investor perceptions whether or not accurate.
 .Other Risks--Each Underlying Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be dis-rupted by the "Year 2000 Problem."

Risks That Apply Primarily To The Underlying Fixed-Income Funds:

 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .Extension Risk--The risk that an issuer will exercise its right to pay princi-pal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in inter-est rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

Risks That Are Particularly Important For Specific Underlying Funds:

 .Country Risks--The European Equity Fund invests primarily in equity securities of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. The Global Income Fund is non-diversified. The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S.

                                         PRINCIPAL RISKS OF THE UNDERLYING FUNDS

 issuers. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Under-lying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries. .Emerging Countries Risk--Certain Underlying Funds will invest in emerging country securities. The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities mar-kets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substan-tial economic and political disruptions. These risks are not normally associ-ated with investments in more developed countries.
 .Small Cap Stock and REIT Risks--Certain Underlying Funds will invest in small cap stocks and REITs. The securities of small capitalization companies and REITs involve greater risks than those associated with larger, more established com-panies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Under-lying Fund to effect sales at an advantageous time or without a substantial drop in price.
 ."Junk Bond" Risk--Certain Underlying Funds will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets gen-erally and less secondary market liquidity.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

 HOW THE PORTFOLIOS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Portfolio by showing: (a) changes in the performance of a Portfo-lio's Institutional Shares from year to year; and (b) how the average annual returns of a Portfolio's Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio's past performance is not neces-sarily an indication of how the Portfolio will perform in the future. Per-formance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio's performance would have been reduced. The Conser-vative Strategy Portfolio did not commence operations until February 8, 1999. Since the Portfolio has less than one calendar year's performance, no performance information is provided in this section.

                                                           PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98    +7.25%

 Worst Quarter
 Q3 '98    -5.65%

                                                        [BAR GRAPH APPEARS HERE]

                                                                  6.99%

                                                                  1998


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998    Since Inception
 ----------------------------------------------------------
  Institutional Shares (Inception 1/2/98)        6.99%
  S&P 500 Index*                                28.57%
  Two-Year U.S. Treasury Security**              6.57%
  Lehman Brothers High Yield Bond Index***       1.87%
 ----------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The Two-Year U.S. Treasury security, as reported by Merrill Lynch, does not reflect any fees or expenses.
*** The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Growth and Income Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98   +10.34%

 Worst Quarter
 Q3 '98   -10.09%

                                                        [BAR GRAPH APPEARS HERE]

                                                                   6.96%

                                                                   1998


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998                        Since Inception
 ------------------------------------------------------------------------------
  Institutional Shares (Inception 1/2/98)                            6.96%
  S&P 500 Index*                                                    28.57%
  MSCI Europe, Australasia, Far East (EAFE) Index (unhedged)**      20.33%
  Lehman Brothers Aggregate Bond Index***                            8.69%
  Lehman Brothers High Yield Bond Index+                             1.87%
 ------------------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 28 developed markets. The Index figures do not reflect any fees or expenses.
*** The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.
  + The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98   +13.00%

 Worst Quarter
 Q3 '98   -14.16%

                                                        [BAR GRAPH APPEARS HERE]

                                                                  4.92%

                                                                  1998



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   Since Inception
 ---------------------------------------------------------
  Institutional Shares (Inception 1/2/98)        4.92%
  S&P 500 Index*                                28.57%
  MSCI EAFE Index (unhedged)**                  20.33%
  Russell 2000 Index***                        (2.55)%
  MSCI Emerging Markets Free (EMF) Index+     (25.33)%
 ---------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
+ The unmanaged MSCI EMF Index is a market capitalization weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Aggressive Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98   +15.37%

 Worst Quarter
 Q3 '98   -17.19%

                                                        [BAR GRAPH APPEARS HERE]

                                                                  2.80%

                                                                  1998


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   Since Inception
 ---------------------------------------------------------
  Institutional Shares (Inception 1/2/98)        2.80%
  S&P 500 Index*                                28.57%
  MSCI EAFE Index (unhedged)**                  20.33%
  Russell 2000 Index***                        (2.55)%
  MSCI EMF Index+                             (25.33)%
 ---------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
+ The unmanaged MSCI EMF Index is a market capitalization weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

                      (This page intentionally left blank)

Portfolio Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Portfolio.


                                                        Conservative Balanced
                                                          Strategy   Strategy
                                                         Portfolio   Portfolio
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases            None        None
Maximum Deferred Sales Charge (Load)                        None        None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                                  None        None
Redemption Fees                                             None        None
Exchange Fees                                               None        None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):/1/
Management Fees (for asset allocation)/2/                  0.35%       0.35%
Other Expenses/3/                                          0.29%       0.47%
Underlying Fund Expenses/1/                                0.55%       0.69%
------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses                   0.84%       1.16%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                        1.19%       1.51%
------------------------------------------------------------------------------

See page 28 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating
  Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limita-tions may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
  Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                        Conservative Balanced
                                                          Strategy   Strategy
                                                         Portfolio   Portfolio
------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):/1/
Management Fees (for asset allocation)/2/                  0.15%       0.15%
Other Expenses/3/                                          0.04%       0.04%
Underlying Fund Expenses/1/                                0.55%       0.69%
------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses                   0.59%       0.73%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses (after current
 waivers and expense limitations)                          0.74%       0.88%
------------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES



    Growth and            Aggressive
      Income     Growth     Growth
     Strategy   Strategy   Strategy
    Portfolio   Portfolio Portfolio
------------------------------------
       None        None      None
       None        None      None
       None        None      None
       None        None      None
       None        None      None
      0.35%       0.35%     0.35%
      0.20%       0.23%     0.41%
      0.79%       0.84%     0.90%
------------------------------------
      0.99%       1.07%     1.31%
------------------------------------
      1.34%       1.42%     1.66%
------------------------------------




    Growth and            Aggressive
      Income     Growth     Growth
     Strategy   Strategy   Strategy
    Portfolio   Portfolio Portfolio
------------------------------------
      0.15%       0.15%     0.15%
      0.04%       0.04%     0.04%
      0.79%       0.84%     0.90%
------------------------------------
      0.83%       0.88%     0.94%
------------------------------------
      0.98%       1.03%     1.09%
------------------------------------

Portfolio Fees and Expenses continued


/1/The Portfolios' annual operating expenses have been restated to reflect cur-rent fees, except for the Conservative Strategy Portfolio, whose expenses are estimated for the current fiscal year. "Underlying Fund Expenses" for each Portfolio are based upon the strategic allocation of each Portfolio's invest-ment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund expenses incurred by each Portfo-lio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios' average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio's average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser. /3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Portfolio's Institutional Shares plus all other ordi-nary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.00% of each Portfolio's average daily net assets.

                                                     PORTFOLIO FEES AND EXPENSES

Example


The following Example is intended to help you compare the cost of investing in a Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                   1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------
Conservative Strategy        $121   $378     N/A       N/A
-----------------------------------------------------------
Balanced Strategy            $154   $477    $824    $1,802
-----------------------------------------------------------
Growth and Income Strategy   $136   $425    $734    $1,613
-----------------------------------------------------------
Growth Strategy              $145   $449    $776    $1,702
-----------------------------------------------------------
Aggressive Growth Strategy   $169   $523    $902    $1,965
-----------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return such customers real-ize with respect to their investments.

Certain institutions that invest in Institutional Shares on behalf of their customers may receive other compensation in connection with the sale and dis-tribution of such shares or for services to their customers' accounts and/or the Portfolios. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser        Portfolio
 ----------------------------------------------------------------------------
  Goldman Sachs Asset
   Management ("GSAM")      Conservative Strategy
  One New York Plaza        Balanced Strategy
  New York, New York 10004  Growth and Income Strategy
                            Growth Strategy
                            Aggressive Growth Strategy
 ----------------------------------------------------------------------------

 Except as noted below, GSAM also serves as investment adviser to each Under-lying Fund.

  Investment Adviser        Underlying Fund
 ----------------------------------------------------------------------------
  Goldman Sachs Funds
   Management, L.P.
   ("GSFM")                 CORE U.S. Equity
  One New York Plaza        Capital Growth
  New York, New York 10004  Adjustable Rate Government
                            Short Duration Government
 ----------------------------------------------------------------------------
  Goldman Sachs Asset
   Management               International Equity
   International ("GSAMI")  Japanese Equity
  133 Peterborough Court    European Equity
  London EC4A 2BB           International Small Cap
  England                   Emerging Markets Equity
                            Asia Growth
                            Global Income
 ----------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controls the Investment Advisers, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultane-ously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, pro-vides day-to-day advice as to each Portfolio's investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

 The Investment Adviser also performs the following additional services for the Portfolios:
 .Supervises all non-advisory operations of the Portfolios
 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Portfolios
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Portfolio
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                                      Actual Rate
                                               For the Fiscal Year Ended
  Portfolio                   Contractual Rate     December 31, 1998
 -----------------------------------------------------------------------
  Conservative Strategy            0.35%                 0.15%
 -----------------------------------------------------------------------
  Balanced Strategy                0.35%                 0.15%
 -----------------------------------------------------------------------
  Growth and Income Strategy       0.35%                 0.15%
 -----------------------------------------------------------------------
  Growth Strategy                  0.35%                 0.15%
 -----------------------------------------------------------------------
  Aggressive Growth Strategy       0.35%                 0.15%
 -----------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

                                                               SERVICE PROVIDERS

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the cur-rent total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfo-lios may invest after applicable fee waivers and expense limitations. In addi-tion, the following chart shows the contractual investment management fees pay-able to the investment adviser and its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                             Total Net
                                                 Contractual Operating
                                                 Management   Expense
Underlying Fund                                      Fee       Ratio
----------------------------------------------------------------------
Financial Square Prime Obligations Money Market    0.205%      0.18%
----------------------------------------------------------------------
Short Duration Government                           0.50%      0.54%
----------------------------------------------------------------------
Adjustable Rate Government                          0.40%      0.49%
----------------------------------------------------------------------
Core Fixed Income                                   0.40%      0.54%
----------------------------------------------------------------------
Government Income                                   0.65%      0.58%
----------------------------------------------------------------------
Global Income                                       0.90%      0.69%
----------------------------------------------------------------------
High Yield                                          0.70%      0.76%
----------------------------------------------------------------------
Growth and Income                                   0.70%      0.79%
----------------------------------------------------------------------
CORE U.S. Equity                                    0.75%      0.74%
----------------------------------------------------------------------
CORE Large Cap Growth                               0.75%      0.64%
----------------------------------------------------------------------
CORE Large Cap Value                                0.60%      0.64%
----------------------------------------------------------------------
CORE Small Cap Equity                               0.85%      0.93%
----------------------------------------------------------------------
Capital Growth                                      1.00%      1.04%
----------------------------------------------------------------------
CORE International Equity                           0.85%      1.01%
----------------------------------------------------------------------
Mid Cap Value*                                      0.75%      0.89%
----------------------------------------------------------------------
Small Cap Value                                     1.00%      1.10%
----------------------------------------------------------------------
International Equity                                1.00%      1.14%
----------------------------------------------------------------------
Japanese Equity                                     1.00%      1.05%
----------------------------------------------------------------------
European Equity                                     1.00%      1.39%
----------------------------------------------------------------------
International Small Cap                             1.20%      1.40%
----------------------------------------------------------------------
Emerging Markets Equity                             1.20%      1.39%
----------------------------------------------------------------------
Asia Growth                                         1.00%      1.20%
----------------------------------------------------------------------
Real Estate Securities                              1.00%      1.04%
----------------------------------------------------------------------

*Formerly, "Mid Cap Equity."

 PORTFOLIO MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the Direc-tor of Quantitative Research and Risk Management for GSAM. Mr. Litterman is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in GSAM's asset allocation process. As Head of Quantitative Research, Mr. Litterman oversees quantitative strategies for portfolio management. As Head of Risk Management, he oversees the risk manage-ment processes used by GSAM and oversees the independent Risk Monitoring Group. Prior to coming to GSAM, Mr. Litterman was the head of the Firmwide Risk department since becoming a Partner in 1994. Preceding his time in the Opera-tions, Technology and Finance Division, Mr. Litterman spent eight years in the Fixed Income Division's research department where he was co-director of the research and model development group.

Quantitative Research Team
 .The 20-person Quantitative Research Team includes six Ph.Ds, with extensive academic and practitioner experience
 .Disciplined, quantitative models are used to determine the relative attrac-
  tiveness of the world's stock, bond and currency markets
 .Theory and economic intuition guide the investment process

--------------------------------------------------------------------------------
Quantitative Research Team

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Mark M. Carhart,            Since      Mr. Carhart joined the Investment
 Ph.D., CFA Vice             1998       Adviser as a member of the Quantitative
 President, Co-Head                     Research and Risk Management Team in
 Quantitative Research                  1997. From August 1995 to September
 and Senior Portfolio                   1997, he was Assistant Professor of
 Manager                                Finance at the Marshall School of
                                        Business at USC and a Senior Fellow of
                                        the Wharton Financial Institutions
                                        Center. From 1993 to 1995, he was a
                                        lecturer and graduate student at the
                                        University of Chicago Graduate School of
                                        Business.
--------------------------------------------------------------------------------
 Raymond J. Iwanowski        Since      Mr. Iwanowski joined the Investment
 Vice President, Co-         1998       Adviser as an associate and portfolio
 Head Quantitative                      manager in 1997. From 1993 to 1997, he
 Research and Senior                    was a Vice President and head of the
 Portfolio Manager                      Fixed Derivatives Client Research group
                                        at Salomon Brothers.
--------------------------------------------------------------------------------
 Neil Chriss, Ph.D.          Since      Mr. Chriss joined the Investment Adviser
 Vice President and          1998       in 1998. From 1996 to 1998, he worked in
 Portfolio Manager                      the equity division of Morgan Stanley
                                        Dean Witter. From 1994 to 1996, he was a
                                        post-doctoral fellow in the Mathematics
                                        Department of Harvard University.
--------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Giorgio DeSantis,           Since      Mr. DeSantis joined the Investment
 Ph.D. Vice President        1998       Adviser in 1998. From 1992 to 1998, he
 and Portfolio Manager                  was Assistant Professor of Finance and
                                        Business Economics at the Marshall
                                        School of Business at USC.
--------------------------------------------------------------------------------
 William J. Fallon,          Since      Mr. Fallon joined the Investment Adviser
 Ph.D. Vice President        1998       in 1998. From 1996 to 1998, he worked in
 and Portfolio Manager                  the Firmwide Risk Group of Goldman
                                        Sachs. From 1991 to 1996, he attended
                                        Columbia University, where he earned a
                                        Ph.D. in Finance.
--------------------------------------------------------------------------------
 Guang-Liang He, PhD.        Since      Mr. He joined the Investment Adviser in
 Vice President and          1998       1998. In 1997, he worked in the Firmwide
 Portfolio Manager                      Risk Group of Goldman Sachs. From 1992
                                        to 1997, he worked at Quantitative
                                        Financial Strategies, Inc.
--------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Portfolio's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio's transfer agent (the "Transfer Agent") and, as such, per-forms various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own amount.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strate-gies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds.

 The results of an Underlying Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Underlying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. An Underlying Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Portfolios and the Underlying Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct nor-mal business operations if the Investment Adviser or other service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 . The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 . The Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Portfolios at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the

                                                               SERVICE PROVIDERS

 issuers of securities held by the Portfolios. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

QUANTITATIVE RESEARCH TEAM

                            Investment       Capital Gains
Portfolio                   Income Dividends Distributions
----------------------------------------------------------
Conservative Strategy       Monthly            Annually
----------------------------------------------------------
Balanced Strategy           Quarterly          Annually
----------------------------------------------------------
Growth and Income Strategy  Quarterly          Annually
----------------------------------------------------------
Growth Strategy             Annually           Annually
----------------------------------------------------------
Aggressive Growth Strategy  Annually           Annually
----------------------------------------------------------

From time to time a portion of a Portfolio's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Portfolio, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Portfolio's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized apprecia-tion may be taxable to the investor even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the dis-tributions (or portions thereof) represent a return of a portion of the pur-chase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?
 You may purchase Institutional Shares on any business day at their net asset value ("NAV") next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Northern;
  or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 .Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders and payments to the Trust within the time period agreed upon by them.
 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

                                                               SHAREHOLDER GUIDE


 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also con-tribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among such institu-tions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compen-sation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What is My Minimum Investment in the Funds?


  Type of Investor                             Minimum Investment
 -------------------------------------------------------------------------------
  .Banks, trust companies or     $1,000,000 in Institutional Shares of a Fund
   other depository              alone or in combination with other assets
   institutions investing for    under the management of GSAM and its affiliates
   their own account or on
   behalf of clients
  .Pension and profit sharing
   plans, pension funds and
   other company-sponsored
   benefit plans
  .State, county, city or any
   instrumentality, department,
   authority or agency thereof
  .Corporations with at least
   $100 million in assets or in
   outstanding publicly traded
   securities
  ."Wrap" account sponsors
   (provided they have an
   agreement covering the
   arrangement with GSAM)
  .Registered investment
   advisers investing for
   accounts for which they
   receive asset-based fees
 -------------------------------------------------------------------------------
  .Individual investors          $10,000,000
  .Qualified non-profit
   organizations, charitable
   trusts, foundations and
   endowments
  .Accounts over which GSAM or
   its advisory affiliates have
   investment discretion
 -------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment amounts.
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subse-quent abrupt redemption might be, of a size that would disrupt the manage-ment of a Fund.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                        (Value of Assets of the Class)
                         - (Liabilities of the Class)
             NAV = _________________________________________
                   Number of Outstanding Shares of the Class


 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institu-tional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For Redemptions:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Mail your request to:
                   Goldman Sachs Funds
                   4900 Sears Tower--60th Floor
                   Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have elected the telephone
                   redemption privilege on your Account Application:
                   .1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"


 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application.

                                                               SHAREHOLDER GUIDE

  The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional docu-mentation from you.

 The Trust reserves the right to:
 .Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

                                                               SHAREHOLDER GUIDE

 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting servic-es.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Portfolio distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Portfolio's net investment income, certain net real-ized foreign exchange gains and net short-term capital gains. They are tax-able as long-term capital gains to the extent they are attributable to the Portfolio's excess of net long-term capital gains (including long-term capi-tal gain distributions received from Underlying Fund investments) over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you rein-vest in additional shares or take the distribution as cash. Certain distri-butions paid by a Portfolio in January of a given year may be taxable to shareholders as if received the prior December 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Portfolio.

 The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Asset Allocation Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

 A Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Portfolio receives from Underlying Fund investments may be eligible, in the hands of the corporate sharehold-ers, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 There are certain tax requirements that all Portfolios must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Portfolios may have to limit their investment activity in some types of instruments.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Portfolio shares may generate a tax liability (un-less your investment is in an IRA or other tax-advantaged account). Depend-ing upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the differ-

                                                                        TAXATION

 ence between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss recog-nized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Portfolio or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Portfo-lios.

Appendix A
Additional Information on the Underlying Funds

 This Appendix provides further information on certain types of securities and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

 The Underlying Equity Funds invest primarily in common stocks and other equity securities, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Underlying Fixed-Income Funds invest pri-marily in fixed-income securities, including senior and subordinated corpo-rate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

 The Short-Duration Government and Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

 A. General Risks of the Underlying Funds

 The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity securities. In general, stock values fluctu-ate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices gener-ally rise and periods when prices generally decline.

 The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest

                                                                      APPENDIX A

 rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mort-gages can either shorten (call risk) or lengthen (extension risk). In gener-al, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepay-ment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

 The portfolio turnover rates of the Underlying Funds have ranged from 30% to 315% during their most recent fiscal years. A high rate of portfolio turn-over (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Under-lying Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. There can be no assurance that the turnover rates of the Underlying Funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher broker-age costs and expenses for the Underlying Funds. In addition, higher turn-over rates may result in higher taxable realized gains for shareholders.

 B. Other Risks of the Underlying Funds

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are sub-ject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Under-lying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Trans-action costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price precisely than other types of securi-ties because of their characteristics and lower trading volumes.


 Risks of Foreign Investments. Certain of the Underlying Funds may invest in foreign securities in accordance with their investment objectives and poli-cies. Foreign investments involve special risks that are not typically asso-ciated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denomi-nated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the Economic and Monetary Union presents unique uncer-tainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for cur-rencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other coun-

                                                                      APPENDIX A

 tries that may in the future become members of the European Union may have an impact on the euro. These or other factors, including political and eco-nomic risks, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year 2000 prob-lems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of an Underlying Fund may be adversely affected. Furthermore, with respect to cer-tain foreign countries, there is a possibility of nationalization, expropri-ation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limita-tions on the removal of funds or other assets of the Underlying Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of an Underlying Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund's assets were not geographically concentrated.

 Investment in sovereign debt obligations by certain Underlying Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repay-ment of the debt may be unable or unwilling to repay principal or pay inter-est when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn an Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Underlying Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing secu-rities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not neces-sarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Underlying Funds may invest in securi-ties of issuers located in emerging countries. The risks of foreign invest-ment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. An Underlying Fund's purchase and sale of portfolio securities in certain emerging countries may be con-strained by limitations as to daily changes in the prices of listed securi-ties, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the invest-ment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circum-stances where price, trading or settlement volume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatria-

                                                                      APPENDIX A

 tion of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, it is anticipated that an Underlying Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant invest-ment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 An Underlying Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Underlying Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Under-lying Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securi-ties and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its con-tractual obligations. The creditworthiness of the local securities firms used by the Underlying Funds in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Under-lying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make an Underlying Fund's investments in such countries less liq-uid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western Euro-pean countries). An Underlying Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvan-tageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 An Underlying Fund's use of foreign currency management techniques in emerg-ing countries may be limited. Due to the limited market for these instru-ments in emerging countries, the investment adviser does not currently anticipate that a significant portion of the Underlying Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. An Underlying Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve addi-tional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related lev-erage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster

                                                                      APPENDIX A

 than anticipated prepayments adversely affects IOs, super floaters and pre-mium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities sub-ject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are sub-ject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
  .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
  .Certain stripped mortgage-backed securities
  .Repurchase agreements and time deposits with a notice or demand period of more than seven days
  .Certain over-the-counter options
  .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The pur-chase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign govern-ments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Fur-ther information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies an Underlying Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. If a downgrade occurs, the Underlying Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Underlying Fund and its share-holders.

 Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund's portfolio is down-graded by a rating organization, the market price and liquidity of such security may be adversely affected.

 Non-Diversification and Geographic Risks. The Global Income Fund is regis-tered as a "non-diversified" fund under the Act and is, therefore, more sus-ceptible to adverse developments affecting any single issuer. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmen-tal issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

 Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary periods. When an Underlying Fund's assets are invested in such instruments, the Underlying Fund may not be achieving its investment objec-tive.

                                                                      APPENDIX A


 C. Investment Securities and Techniques

 This section provides further information on certain types of securities and investment techniques that may be used by the underlying Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. Government Securities and Related Custodial Receipts. Each Underlying Fund may invest in U.S. Government Securities and related custodial receipts. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentali-ties or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Govern-ment National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Fed-eral National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and prin-cipal components of stripped U.S. Government Securities are traded indepen-dently.

 Interests in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. govern-ment.

 Mortgage-Backed Securities. The Underlying Funds (other than CORE U.S. Equi-ty, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds")) may invest in these securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"), and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in cer-tain mortgages principally secured by interests in real property and other permitted investments. Mortgage-Backed Securities also include stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are gener-ally higher than prevailing market yields on other Mortgage-Backed Securi-ties because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may also invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

                                                                      APPENDIX A


 Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal secu-rities consist of bonds, notes, commercial paper and other instruments (in-cluding participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instru-mentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facil-ities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obliga-tions, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Underlying Funds may invest include private activity bonds, munic-ipal leases, certificates of participation, pre-refunded municipal securi-ties and auction rate securities.

 Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obliga-tions, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures and other obligations of U.S. or foreign corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Banks are sub-ject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The pre-ferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quali-ty. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securi-ties. Convertible securities have both equity and fixed-income risk charac-teristics. Like all fixed-income securities, the value of convertible secu-rities is susceptible to the risk of market losses attribut-able to changes in interest rates. Generally, the market value of convert-ible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a discount from their face value because interest payments are typically post-poned until maturity. Pay-in-kind securities are securities that have inter-est payable by the delivery of additional securities.The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are secu-rities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth, Small Cap Value, International Equi-ty, Japanese Equity, European Equity, International Small Cap, Emerging Mar-kets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 10%, 35%, 35%, 35%, 35%, 35%, 35%, 35% and 20%, respectively, of their total assets in debt securities which are rated in the lowest rating catego-ries by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Stan-dard & Poor's. The Mid Cap Value Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Stan-dard & Poor's or Moody's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to prin-cipal and interest payments as described above.

 Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific curren-cies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount

                                                                      APPENDIX A

 payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less com-plex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign curren-cies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An Underlying Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such trans-actions to seek to increase total return, which is considered a speculative practice.

 Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denomi-nated or quoted if the investment adviser determines that there is a pattern of correlation between the two currencies. An Underlying Fund may hold for-eign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Invest-ment Adviser anticipates that the foreign currency will appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund's NAV to fluctu-ate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commit-ments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index com-prised of securities in which it may invest. An Underlying Fund that invests in foreign securities may also purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctua-tions and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund's investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund's transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Yield Curve Options. Certain Underlying Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities rather than the prices of the individual securities, and is settled through cash pay-

                                                                      APPENDIX A

 ments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges.

 Certain Underlying Funds may purchase and sell futures contracts, and pur-chase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with their invest-ment objectives and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. An Underlying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. An Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immedi-ately thereafter the sum of the amount of initial margin deposits and premi-ums paid on the Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund's net assets.

 Futures contracts and related options present the following risks:

 .   While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.

 .   Because perfect correlation between a futures position and portfolio posi-
    tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.

 .   The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

 .   Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund's NAV.

 .   As a result of the low margin deposits normally required in futures trad-
    ing, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.

 .   Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

 .   Foreign exchanges may not provide the same protection as U.S. exchanges.

 Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond own-ers. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Loan Participations. Certain Underlying Funds may invest in loan participa-tions. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participa-tion in the seller's share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires cer-tain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will

                                                                      APPENDIX A

 look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent bank may become insolvent.

 Real Estate Investment Trusts ("REITs"). The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also sub-ject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Other Investment Companies. An Underlying Fund may invest in securities of other investment companies (including SPDRs and WEBs, as described below) subject to statutory limitations. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Under-lying Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any man-agement fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the Underlying Fund and will be subject to substantially the same risks.

 .Standard and Poor's Depository Receipts. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange (the "AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of com-mon stocks that is intended to track the price performance and dividend yield of the S&P 500. SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitat-ing the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of an Underlying Equity Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Certain Underlying Funds may invest in companies (in-cluding predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one rating organization. The securi-ties of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (com-monly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

                                                                      APPENDIX A


 Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

 Equity Swaps. Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by an Underlying Fund to invest in a market with-out owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very vola-tile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell secu-rities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Underlying Funds may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Under-lying Funds may also enter into repurchase agreements involving certain for-eign government securities.

 If the other party or "seller" defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securi-ties and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bank-ruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Underlying Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, an investment adviser will carefully consider the creditworthiness of the seller. Certain Underlying Funds, together with other registered investment companies having advisory agreements with the investment adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agree-ments.

 Lending of Portfolio Securities. Each Underlying Fund may engage in securi-ties lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral).

 An Underlying Fund may lend its securities to increase its income. An Under-lying Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

 Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of secu-rities sold short, or securities convertible into or exchangeable for, with-out the payment of any further consideration, an equal amount of the securi-ties of the same issuer as the securities sold short.

                                                                      APPENDIX A


 Mortgage Dollar Rolls. Certain Underlying Funds may enter into "mortgage dollar rolls." In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund bene-fits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the secu-rities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund's performance.

 Successful use of mortgage dollar rolls depends upon an investment adviser's ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the pur-chase of a security and a separate transaction involving a sale. The Under-lying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can bor-row money from banks, and certain Underlying Funds enter into reverse repur-chase agreements with banks and other financial institutions in amounts not exceeding one-third of their total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agree-ments involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Under-lying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 An Underlying Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If an investment adviser is incorrect in its forecasts of market val-ue, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

                      (This page intentionally left blank)

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Port-folio's financial performance for the past five years (or less if the Port-folio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Portfolio's financial statements, is included in the Portfolio's annual report (available upon request without charge). Dur-ing the period shown, the Trust did not offer the Goldman Sachs Conservative Strategy Portfolio. Accordingly, there are no financial highlights for this Portfolio.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS


                                                             Income from
                                                       investment operations/e/
                                            Net asset -------------------------
                                             value,      Net      Net realized
                                            beginning investment and unrealized
                                            of period   income       gain
 ------------------------------------------------------------------------------
  Goldman Sachs Balanced Strategy
   Portfolio for the Period Ended December
   31,b
  1998 - Class A Shares                      $10.00     $0.25        $0.38
  1998 - Class B Shares                       10.00      0.19         0.38
  1998 - Class C Shares                       10.00      0.19         0.39
  1998 - Institutional Shares                 10.00      0.30         0.39
  1998 - Service Shares                       10.00      0.25         0.37
 ------------------------------------------------------------------------------
  Goldman Sachs Growth and Income Strategy
   Portfolio for the Period Ended December
   31,b
  1998 - Class A Shares                      $10.00     $0.18        $0.47
  1998 - Class B Shares                       10.00      0.12         0.46
  1998 - Class C Shares                       10.00      0.12         0.46
  1998 - Institutional Shares                 10.00      0.20         0.49
  1998 - Service Shares                       10.00      0.16         0.48
 ------------------------------------------------------------------------------
  Goldman Sachs Growth Strategy Portfolio
   for the Period Ended December 31,b
  1998 - Class A Shares                      $10.00     $0.10        $0.36
  1998 - Class B Shares                       10.00      0.05         0.35
  1998 - Class C Shares                       10.00      0.05         0.35
  1998 - Institutional Shares                 10.00      0.12         0.37
  1998 - Service Shares                       10.00      0.09         0.35
 ------------------------------------------------------------------------------
  Goldman Sachs Aggressive Growth Strategy
   Portfolio for the Period Ended December
   31,a
  1998 - Class A Shares                      $10.00     $0.05        $0.20
  1998 - Class B Shares                       10.00      0.01         0.18
  1998 - Class C Shares                       10.00      0.01         0.19
  1998 - Institutional Shares                 10.00      0.07         0.20
  1998 - Service Shares                       10.00      0.04         0.21
-------------------------------------------------------------------------------

                                                                      APPENDIX B






   Distributions to shareholders
--------------------------------------
           In excess                                                     Net assets   Ratio of
 From net    of net                 Net increase Net asset                at end of  net expenses
investment investment   From net    in net asset value, end Total          period    to average
  income     income   realized gain    value     of period  return/a/,/d/ (in 000s)  net assets/c/
-------------------------------------------------------------------------------------------------
    $(0.25)      $(0.03)     $(0.04)       $0.31       $10.31    6.38%     $ 40,237      0.60%
     (0.19)       (0.03)      (0.04)        0.31        10.31    5.75        33,763      1.30
     (0.19)       (0.03)      (0.04)        0.32        10.32    5.83        24,195      1.30
     (0.30)       (0.03)      (0.04)        0.32        10.32    6.99           205      0.24
     (0.25)       (0.02)      (0.04)        0.31        10.31    6.30           456      0.74
-------------------------------------------------------------------------------------------------
    $(0.18)      $(0.04)     $(0.05)       $0.38       $10.38    6.55%     $181,441      0.60%
     (0.12)       (0.05)      (0.05)        0.36        10.36    5.82       138,914      1.30
     (0.12)       (0.05)      (0.05)        0.36        10.36    5.80       100,711      1.30
     (0.20)       (0.05)      (0.05)        0.39        10.39    6.96         9,030      0.23
     (0.16)       (0.06)      (0.05)        0.37        10.37    6.43         1,354      0.73
-------------------------------------------------------------------------------------------------
    $(0.10)      $(0.02)     $(0.05)       $0.29       $10.29    4.62%     $128,832      0.60%
     (0.05)       (0.02)      (0.05)        0.28        10.28    3.98       109,246      1.30
     (0.05)       (0.02)      (0.05)        0.28        10.28    3.96        63,925      1.30
     (0.12)       (0.03)      (0.05)        0.29        10.29    4.92         2,205      0.23
     (0.09)       (0.01)      (0.05)        0.29        10.29    4.45           378      0.73
-------------------------------------------------------------------------------------------------
    $(0.05)      $   --      $(0.04)       $0.16       $10.16    2.57%     $ 47,135      0.60%
     (0.01)          --       (0.04)        0.14        10.14    1.93        41,204      1.30
     (0.01)          --       (0.04)        0.15        10.15    2.04        21,726      1.30
     (0.07)          --       (0.04)        0.16        10.16    2.80           124      0.24
     (0.04)       (0.02)      (0.04)        0.15        10.15    2.54           121      0.74
-------------------------------------------------------------------------------------------------

                                                                      APPENDIX B

                                                Ratios assuming
                                              no voluntary waiver
                                         of fees or expense limitations
                                         ------------------------------------
                             Ratio of                            Ratio of
                          net investment   Ratio of           net investment
                              income      expenses to           income to          Portfolio
                            to average    average net            average           turnover
                           net assets/c/    assets/c/          net  assets/c/        rate/d/
--------------------------------------------------------------------------------------------
Goldman Sachs Balanced
 Strategy Portfolio for
 the Period Ended
 December 31,/a/
1998 - Class A Shares          3.03%                  1.46%                 2.17%    50.84%
1998 - Class B Shares          2.38                   2.08                  1.60     50.84
1998 - Class C Shares          2.34                   2.08                  1.56     50.84
1998 - Institutional
 Shares                        3.55                   1.02                  2.77     50.84
1998 - Service Shares          2.90                   1.52                  2.12     50.84
--------------------------------------------------------------------------------------------
Goldman Sachs Growth and
 Income Strategy
 Portfolio for the
 Period Ended December
 31,/a/
1998 - Class A Shares          2.37%                  1.05%                 1.92%    41.91%
1998 - Class B Shares          1.72                   1.68                  1.34     41.91
1998 - Class C Shares          1.68                   1.68                  1.30     41.91
1998 - Institutional
 Shares                        2.97                   0.61                  2.59     41.91
1998 - Service Shares          2.28                   1.11                  1.90     41.91
--------------------------------------------------------------------------------------------
Goldman Sachs Growth
 Strategy Portfolio for
 the Period Ended
 December 31,/a/
1998 - Class A Shares          1.50%                  1.15%                 0.95%    38.43%
1998 - Class B Shares          0.83                   1.78                  0.35     38.43
1998 - Class C Shares          0.79                   1.78                  0.31     38.43
1998 - Institutional
 Shares                        2.88                   0.71                  2.40     38.43
1998 - Service Shares          1.63                   1.21                  1.15     38.43
--------------------------------------------------------------------------------------------
Goldman Sachs Aggressive
 Growth Strategy
 Portfolio for the
 Period Ended December
 31,/a/
1998 - Class A Shares          0.91%                  1.42%                 0.09%    26.27%
1998 - Class B Shares          0.14                   2.05                 (0.61)    26.27
1998 - Class C Shares          0.16                   2.05                 (0.59)    26.27
1998 - Institutional
 Shares                        8.17                   0.99                  7.42     26.27
1998 - Service Shares          0.76                   1.49                  0.01     26.27
--------------------------------------------------------------------------------------------

                                                                      APPENDIX B






 a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 b Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.
 c Annualized.
 d Not annualized.
 e Includes the balancing effect of calculating per share amounts.

Index

   1 General Investment Management Approach
   3 Portfolio Investment Objectives and Strategies
       3 Goldman Sachs Conservative Strategy Portfolio
       4 Goldman Sachs Balanced Strategy Portfolio
       5 Goldman Sachs Growth and Income Strategy Portfolio
       6 Goldman Sachs Growth Strategy Portfolio
       7 Goldman Sachs Aggressive Growth Strategy Portfolio
   8 Principal Investment Stategies
  10 Principal Risks of the Portfolios
  12 Description of the Underlying Funds
  17 Principal Risks of the Underlying Funds

  20 Portfolio Performance
  26 Portfolio Fees and
     Expenses
  30 Service Providers
  37 Dividends
  38 Shareholder Guide
      38 How To Buy Shares
      42 How To Sell Shares
  46 Taxation
  48 Appendix A
     Additional Information
     on the Underlying Funds
  72 Appendix B
     Financial Highlights

Asset Allocation Portfolios Prospectus (Institutional Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfo-lios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Portfolios' perfor-mance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Portfolios and their policies is also available in the Portfolios' Statement of Additional Information ("Addi-tional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Portfolios' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Portfolios' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Portfolio documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

      The Portfolios' investment company registration number is 811-5349.

 506734
 AAPROINST

  Prospectus

  GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

Service Shares

May 1, 1999



 .Goldman Sachs
 Conservative
 Strategy
 Portfolio

 .Goldman Sachs
 Balanced
 Strategy
 Portfolio
 (formerly,
 "Income
 Strategy")

 .Goldman Sachs
 Growth and
 Income
 Strategy
 Portfolio

 .Goldman Sachs
 Growth
 Strategy
 Portfolio

 .Goldman Sachs
 Aggressive
 Growth
 Strategy
 Portfolio


                                                        [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL.

                   [ART]

General Investment
Management Approach

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser (the "Investment Adviser") to five asset allocation portfolios: the Conservative Strategy Portfolio, Balanced Strategy Portfolio (formerly, the Income Strategy Port-folio), Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (referred to as the "Portfolios" or the "Funds" interchangeably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objectives by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter (the "Underlying Funds"). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the "Underlying Fixed-Income Funds") and other Underlying Funds invest primarily in equity securities (the "Underlying Equity Funds"). An investor may choose to invest in one or more of the Port-folios based on individual investment goals, risk tolerance, and financial circumstances.

 The investment objectives and policies of the Portfolios are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Portfolios may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

 Goldman Sachs' Asset Allocation Investment Philosophy:
 The Investment Adviser's Quantitative Research Group uses disciplined quan-titative models to determine the relative attractiveness of the world's stock, bond and currency markets. These models use financial and economic variables to capture fundamental relationships that the Quantitative Research Group believes make sense. While the Investment Adviser's process is rigorous and quantitative, it also incorporates clear economic reasoning behind each recommendation.

 The Asset Allocation Investment Process involves investing a Portfolio's assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

--------------------------------------------------------------------------------

 Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser's risk control process balances the amount any asset class can be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs' proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

Portfolio Investment Objectives and Strategies

 Goldman Sachs Conservative Strategy Portfolio

   PORTFOLIO FACTS
--------------------------------------------------------------------------------

        Objective:  Current income, consistent with the preservation of capi-
                    tal and secondarily the potential for capital appreciation

 Investment Focus:  Primarily domestic fixed-income funds (approximately 80%)
                    focusing on short-term investments and money market funds, with the balance in domestic stock funds and a small allo-cation to a global bond fund

 Investment Style:  Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income, consistent with the preservation of cap-ital and secondarily also considers the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds, with a focus on short-term investments including money market funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund, Financial Square Prime Obligations Fund and CORE Large Cap Value Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund. The Portfolio may not invest in Underlying Equity Funds that invest principally in foreign equity securities.

Goldman Sachs Balanced Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Current income and long-term capital appreciation

  Investment Focus:   Domestic fixed-income funds (approximately 60%), with
                      the remaining balance in domestic and international stock funds and a small allocation to a global bond fund

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks current income and long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percent-age of its assets in the Global Income Fund. It is expected that the Portfo-lio will invest more than 25% of its assets in the Short Duration Government Fund.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth and Income Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation and current income

  Investment Focus:   Domestic and International fixed-income and stock funds

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Equity Funds, which are intended to pro-vide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant per-centage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

Goldman Sachs
Growth Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation and secondarily current
                      income

  Investment Focus:   Primarily a blend of domestic large cap, small cap and
                      international stock funds (approximately 80%), with the balance in domestic fixed-income funds and a small allo-cation to a global bond fund

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and secondarily current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital apprecia-tion. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Aggressive Growth
Strategy Portfolio

    PORTFOLIO FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term capital appreciation

  Investment Focus:   Equity funds, with a greater focus on international and
                      small cap investments

  Investment Style:   Asset Allocation


 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, substantially all of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed-Income Range (Percentage of Each Portfolio's Total Assets)


Portfolio                   Target  Range
-------------------------------------------
Conservative Strategy
Equity                       20%    0%-25%
Fixed-Income                 80%   75%-100%
-------------------------------------------
Balanced Strategy
Equity                       40%   20%-60%
Fixed-Income                 60%   40%-80%
-------------------------------------------
Growth and Income Strategy
Equity                       60%   40%-80%
Fixed-Income                 40%   20%-60%
-------------------------------------------
Growth Strategy
Equity                       80%   60%-100%
Fixed-Income                 20%    0%-40%
-------------------------------------------
Aggressive Growth Strategy
Equity                      100%   75%-100%
Fixed-Income                  0%    0%-25%
-------------------------------------------

The Investment Adviser will invest in particular Underlying Funds based on var-ious criteria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objective.

Each Portfolio's turnover rate is expected not to exceed 50% annually. A Port-folio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

                                                 PRINCIPAL INVESTMENT STRATEGIES


 While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Under-lying Funds at any particular time. Each Portfolio's investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio's total assets.

 THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDER-LYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

 In addition, each Portfolio's investment objectives and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the "Additional Statement") are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio's investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment pro-gram for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

 .Investing in the Underlying Funds--The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved. .Investments of the Underlying Funds--Because the Portfolios invest in the Underlying Funds, the Portfolios' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and

                                               PRINCIPAL RISKS OF THE PORTFOLIOS

 engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.
 .Affiliated Persons--In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
 .Expenses--You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
 .Temporary Investments--Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio's assets are invested in such investments, the Portfolio may not be achieving its investment objective.
 .Other Risks--Each Portfolio is subject to other risks, such as (1) the risk that the operations of a Portfolio and the Underlying Funds in which it invests, or the value of their securities, will be disrupted by the "Year 2000 Problem;" (2) the risk that a Portfolio will not be able to pay redemption proceeds within the period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons (Liquidity Risk); or (3) the risk that a strategy used by the Investment Adviser may fail to produce the intended results (Management Risk).

Description of the Underlying Funds

 DESCRIPTION OF THE UNDERLYING FUNDS

 The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the invest-ment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.


                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  Growth and       Long-term growth  At least 65% of total assets in equity securities that the investment adviser considers to
  Income           of capital and    have favorable prospects for capital appreciation and/or dividend paying ability.
                   growth of
                   income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Value            of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE U.S.        Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital and    foreign issuers traded in the United States. The Fund's investments are selected using both dividend income.  a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Large Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Growth           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both
                   Dividend          a variety of quantitative techniques and fundamental research in seeking to maximize the
                   income is a       Fund's expected return, while maintaining risk, style, capitalization and industry
                   secondary         characteristics similar to the Russell 1000 Growth Index.
                   consideration.
 -------------------------------------------------------------------------------------------------------------------------------

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  CORE Small Cap   Long-term growth  At least 90% of total assets in equity securities of U.S. issuers, including certain
  Equity           of capital.       foreign issuers traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the
                                     Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index.
 -------------------------------------------------------------------------------------------------------------------------------
  Capital Growth   Long-term         At least 90% of total assets in a diversified portfolio of equity securities. Long-term
                   capital           capital appreciation potential is considered in selecting investments.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value*   Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations within the range of the market capitalization of companies constituting the
                   appreciation.     Russell Midcap Index at the time of the investment (currently between $400 million and $16 billion).
 -------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value  Long-term         At least 65% of total assets in equity securities of companies with public stock market
                   capital           capitalizations of $1 billion or less at the time of investment.
                   growth.
 -------------------------------------------------------------------------------------------------------------------------------
  Real Estate      Total return      Substantially all, and at least 80%, of total assets in a diversified portfolio of equity
  Securities       comprised         securities of issuers that are primarily engaged in or related to the real estate industry.
                   of long-term      The Fund expects that a substantial portion of its total assets will be invested in REITS.
                   growth of
                   capital and
                   dividend income.
 -------------------------------------------------------------------------------------------------------------------------------
  CORE             Long-term growth  At least 90% of total assets in equity securities of companies organized outside the United
  International    of capital.       States or whose securities are principally traded outside the United States. The Fund's
  Equity                             investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged Morgan Stanley Capital
                                     International (MSCI) Europe, Australia and Far East Index (the "EAFE Index"). The Fund may
                                     employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

 *Formerly, "Mid Cap Equity."

                   Investment
  Underlying Fund  Objectives        Investment Criteria
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies
  Equity           capital           organized outside the United States or whose securities are principally traded outside the
                   appreciation.     United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  European Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of European
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Japanese Equity  Long-term         Substantially all, and at least 65%, of total assets in equity securities of Japanese
                   capital           companies. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  International    Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies with
  Small Cap        capital           public stock market capitalizations of $1 billion or less at the time of investment that
                   appreciation.     are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------
  Emerging         Long-term         Substantially all, and at least 65%, of total assets in equity securities of emerging
  Markets Equity   capital           country issuers. The Fund may employ certain currency management techniques.
                   appreciation.
 -------------------------------------------------------------------------------------------------------------------------------
  Asia Growth      Long-term         Substantially all, and at least 65%, of total assets in equity securities of companies in
                   capital           China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South
                   appreciation.     Korea, Sri Lanka, Taiwan and Thailand. The Fund may employ certain currency management techniques.
 -------------------------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                                                                        Approximate
                            Investment                                 Interest Rate
  Underlying Fund           Objectives       Duration or Maturity       Sensitivity
 -----------------------------------------------------------------------------------
  Financial Square Prime  Maximize       Maximum Maturity of           3-month
   Obligations            current income Individual Investments = 13   Treasury bill
                          to the extent  months at time of purchase.
                          consistent     Maximum Dollar-Weighted
                          with the       Average Portfolio Maturity =
                          maintenance of 90 days
                          liquidity.
 -----------------------------------------------------------------------------------
  Adjustable Rate         A high level   Target Duration = 6-month to  9-month U.S.
   Government             of current     1-year U.S. Treasury          Treasury bill
                          income,        Securities Maximum Duration*=
                          consistent     2 years
                          with low
                          volatility of
                          principal.
 -----------------------------------------------------------------------------------
  Short Duration          A high level   Target Duration = 2 year U.S. 2-year U.S.
   Government             of current     Treasury Security plus or     Treasury note
                          income and     minus .5 years Maximum
                          secondarily,   Duration*= 3 years
                          in seeking
                          current
                          income, may
                          also consider
                          the potential
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  Government Income       A high level   Target Duration = Lehman      5-year U.S.
                          of current     Brothers Mutual Fund          Treasury note
                          income,        Government/Mortgage Index
                          consistent     plus or minus 1 year Maximum
                          with safety of Duration*= 6 years
                          principal.
 -----------------------------------------------------------------------------------
  Core Fixed Income       Total return   Target Duration = Lehman      5-year U.S.
                          consisting of  Brothers Aggregate Bond Index Treasury note
                          capital        plus or minus 1 year Maximum
                          appreciation   Duration*= 6 years
                          and income
                          that exceeds
                          the total
                          return of the
                          Lehman
                          Brothers
                          Aggregate Bond
                          Index.
 -----------------------------------------------------------------------------------
  Global Income           A high total   Target Duration = J.P. Morgan 6-year
                          return,        Global Government Bond Index  government
                          emphasizing    (hedged) plus or minus 2.5    bond
                          current        years Maximum Duration*= 7.5
                          income, and,   years
                          to a lesser
                          extent,
                          providing
                          opportunities
                          for capital
                          appreciation.
 -----------------------------------------------------------------------------------
  High Yield              A high level   Target Duration = Lehman      6-year U.S.
                          of current     Brothers High Yield Bond      Treasury note
                          income and     Index plus or minus 2.5 years
                          capital        Maximum Duration* = 7.5 years
                          appreciation.
 -----------------------------------------------------------------------------------

  * Under normal interest rate conditions.

                                             DESCRIPTION OF THE UNDERLYING FUNDS



                                      Credit
   Investment Sector                 Quality                           Other Investments
 ----------------------------------------------------------------------------------------
  Money market                     High Quality                       N/A
  instruments                      (short-term
  including securities             ratings of
  issued or guaranteed             A-1, P-1 or
  by the U.S.                      comparable
  government, its                  quality).
  agencies,
  instrumentalities or
  sponsored
  enterprises ("U.S.
  Government
  Securities"); U.S.
  bank obligations,
  commercial paper and
  other short-term
  obligations of U.S.
  corporations,
  governmental and
  other entities;
  asset-backed and
  receivables-backed
  securities; and
  related repurchase
  agreements.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Fixed-rate mortgage
  total assets in U.S.             Government                         pass-through
  Government                       Securities                         securities and
  Securities that are                                                 repurchase
  adjustable rate                                                     agreements
  mortgage pass-                                                      collateralized by
  through securities                                                  U.S. Government
  and other mortgage                                                  Securities.
  securities with
  periodic interest
  rate resets.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Mortgage pass-
  total assets in U.S.             Government                         through securities
  Government                       Securities                         and other
  Securities and                                                      securities
  repurchase                                                          representing an
  agreements                                                          interest in or
  collateralized by                                                   collateralized by
  such securities.                                                    mortgage loans.
 ----------------------------------------------------------------------------------------
  At least 65% of                  U.S.                               Non-government
  assets in U.S.                   Government                         mortgage pass-
  Government                       Securities                         through securities,
  Securities,                      and non-U.S.                       asset-backed
  including mortgage-              Government                         securities and
  backed U.S.                      Securities =                       corporate fixed-
  Government                       AAA/Aaa                            income securities.
  Securities and
  repurchase
  agreements
  collateralized by
  such securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  Minimum =                          Foreign fixed-
  assets in fixed-                 BBB/Baa                            income, municipal
  income securities,               Minimum for                        and convertible
  including U.S.                   non-dollar                         securities, foreign
  Government                       securities =                       currencies and
  Securities,                      AA/Aa                              repurchase
  corporate, mortgage-                                                agreements
  backed and asset-                                                   collateralized by
  backed securities.                                                  U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------
  Securities of U.S.               Minimum =                          Mortgage-backed and
  and foreign                      BBB/Baa At                         asset-backed
  governments and                  least 50% =                        securities, foreign
  corporations.                    AAA/Aaa                            currencies and
                                                                      repurchase
                                                                      agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities or
                                                                      certain foreign
                                                                      government
                                                                      securities.
 ----------------------------------------------------------------------------------------
  At least 65% of                  At least 65%                       Mortgage-backed and
  assets in fixed-                 = BB/Ba or                         asset-backed
  income securities                below                              securities, U.S.
  rated below                                                         Government
  investment grade,                                                   Securities,
  including U.S. and                                                  investment grade
  non-U.S. dollar                                                     corporate fixed-
  corporate debt,                                                     income securities,
  foreign government                                                  structured
  securities,                                                         securities, foreign
  convertible                                                         currencies and
  securities and                                                      repurchase
  preferred stock.                                                    agreements
                                                                      collateralized by
                                                                      U.S. Government
                                                                      Securities.
 ----------------------------------------------------------------------------------------

Principal Risks of the Underlying Funds

The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assur-ance that an Underlying Fund will achieve its investment objective.

Risks That Apply To All Underlying Funds:

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Market Risk--The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual com-panies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Derivatives Risk--The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other deriv-ative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.
 .Foreign Risk--The risk that when an Underlying Fund invests in foreign securi-ties, it will be subject to the risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regula-tion, less public information and less economic, political and social stabili-ty. Loss may also result from the imposition of exchange controls, confisca-tions and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
 .Management Risk--The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
 .Liquidity Risk--The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will

                                         PRINCIPAL RISKS OF THE UNDERLYING FUNDS

 shrink or disappear suddenly and without warning as a result of adverse eco-nomic, market or political events, or adverse investor perceptions whether or not accurate.
 .Other Risks--Each Underlying Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be dis-rupted by the "Year 2000 Problem."

Risks That Apply Primarily To The Underlying Fixed-Income Funds:

 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .Extension Risk--The risk that an issuer will exercise its right to pay princi-pal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in inter-est rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

Risks That Are Particularly Important For Specific Underlying Funds:

 .Country Risk--The European Equity Fund invests primarily in equity securities of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese companies. The Asia Growth Fund invests primarily in equity securities of Asian issuers. The Global Income Fund is non-diversified. The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Under-lying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

 .Emerging Countries Risk--Certain Underlying Funds invest in emerging country securities. The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities mar-kets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substan-tial economic and political disruptions. These risks are not normally associ-ated with investments in more developed countries.
 .Small Cap Stock and REIT Risks--Certain Underlying Funds invest in small cap stocks and REITs. The securities of small capitalization companies and REITs involve greater risks than those associated with larger, more established com-panies and may be subject to more abrupt or erratic price movements. Securi-ties of such issuers may lack sufficient market liquidity to enable an Under-lying Fund to effect sales at an advantageous time or without a substantial drop in price.
 ."Junk Bond" Risk--Certain Underlying Funds invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets gen-erally and less secondary market liquidity.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

 HOW THE PORTFOLIOS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Portfolio by showing: (a) changes in the performance of a Portfo-lio's Service Shares from year to year; and (b) how the average annual returns of a Portfolio's Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessar-ily an indication of how the Portfolio will perform in the future. Perfor-mance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio's performance would have been reduced. The Conser-vative Strategy Portfolio did not commence operations until February 8, 1999. Since the Portfolio has less than one calendar year's performance, no performance information is provided in this section.

Balanced Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98    +7.01%

 Worst Quarter
 Q3 '98    -5.76%





                                                                       [GRAPHIC]

                                                                          1998
                                                                          ----
                                                                          6.30%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998    Since Inception
 ----------------------------------------------------------
  Service Shares (Inception 1/2/98)              6.30%
  S&P 500 Index*                                28.57%
  Two-Year U.S. Treasury Security**              6.57%
  Lehman Brothers High Yield Bond Index***       1.87%
 ----------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
*** The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE

Growth and Income Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98   +10.20%

 Worst Quarter
 Q3 '98   -10.20%





                                                                       [GRAPHIC]

                                                                          1998
                                                                          ----
                                                                          6.43%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998                        Since Inception
 ------------------------------------------------------------------------------
  Service Shares (Inception 1/2/98)                                  6.43%
  S&P 500 Index*                                                    28.57%
  MSCI Europe, Australasia, Far East (EAFE) Index (unhedged)**      20.33%
  Lehman Brothers Aggregate Bond Index***                            8.69%
  Lehman Brothers High Yield Bond Index+                             1.87%
 ------------------------------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgaged-backed and asset-backed securities. The Index figures do not reflect any fees or expenses.
+ The Lehman Brothers High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any fees or expenses.

Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98   +12.84%


 Worst Quarter

 Q3 '98   -14.24%



                                                                       [GRAPHIC]

                                                                          1998
                                                                          ----
                                                                          4.45%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   Since Inception
 ---------------------------------------------------------
  Service Shares (Inception 1/2/98)              4.45%
  S&P 500 Index*                                28.57%
  MSCI EAFE Index (unhedged)**                  20.33%
  Russell 2000 Index***                        (2.55)%
  MSCI Emerging Markets Free (EMF) Index+     (25.33)%
 ---------------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
+ The unmanaged MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchas-able by foreigners. The Index figures do not reflect any fees or expenses.

                                                           PORTFOLIO PERFORMANCE

Aggressive Growth Strategy Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q4 '98   +15.08%

 Worst Quarter
 Q3 '98   -17.19%




                                                                       [GRAPHIC]

                                                                          1998
                                                                          ----
                                                                          2.54%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                Since Inception
 ----------------------------------------------------
  Service Shares (Inception 1/2/98)         2.54%
  S&P 500 Index*                           28.57%
  MSCI EAFE Index (unhedged)**             20.33%
  Russell 2000 Index***                   (2.55)%
  MSCI EMF Index+                        (25.33)%
 ----------------------------------------------------

* The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stocks. The Index figures do not reflect any fees or expenses.
** The unmanaged MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 20 developed markets. The Index figures do not reflect any fees or expenses.
*** The Russell 2000 Index is an unmanaged index of common stock prices. The
    Index figures do not reflect any fees or expenses.
+ The unmanaged MSCI EMF Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchas-able by foreigners. The Index figures do not reflect any fees or expenses.

Portfolio Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Portfolio.


                                                        Conservative Balanced
                                                          Strategy   Strategy
                                                         Portfolio   Portfolio
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                                  None        None
Maximum Deferred Sales Charge (Load)                        None        None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                       None        None
Redemption Fees                                             None        None
Exchange Fees                                               None        None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):/1/
Management Fees (for asset allocation)/2/                  0.35%       0.35%
Service Fees/3/                                            0.50%       0.50%
Other Expenses/4/                                          0.29%       0.47%
Underlying Fund Expenses/1/                                0.55%       0.69%
------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses                   0.84%       1.16%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses*                        1.69%       2.01%
------------------------------------------------------------------------------
See page 28 for all other footnotes.

* As a result of current waivers and expense limitations, "Other Expenses" and "Total Portfolio Operating
  Expenses" of the Portfolio which are actually incurred are as set forth below. The waivers and expense limita-tions may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
  Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                        Conservative Balanced
                                                          Strategy   Strategy
                                                         Portfolio   Portfolio
------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):/1/
Management Fees (for asset allocation)/2/                  0.15%       0.15%
Service Fees/3/                                            0.50%       0.50%
Other Expenses/4/                                          0.04%       0.04%
Underlying Fund Expenses/1/                                0.55%       0.69%
------------------------------------------------------------------------------
Total Other and Underlying Fund Expenses                   0.59%       0.73%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses (after current
 waivers and expense limitations)                          1.24%       1.38%
------------------------------------------------------------------------------

                                                     PORTFOLIO FEES AND EXPENSES



  Growth and             Aggressive
    Income      Growth     Growth
   Strategy    Strategy   Strategy
  Portfolio    Portfolio Portfolio
-----------------------------------
     None         None      None

     None         None      None
     None         None      None
     None         None      None


    0.35%        0.35%     0.35%
    0.50%        0.50%     0.50%
    0.20%        0.23%     0.41%
    0.79%        0.84%     0.90%
-----------------------------------
    0.99%        1.07%     1.31%
-----------------------------------
    1.84%        1.92%     2.16%
-----------------------------------

  Growth and             Aggressive
    Income      Growth     Growth
   Strategy    Strategy   Strategy
  Portfolio    Portfolio Portfolio
-----------------------------------
    0.15%        0.15%     0.15%
    0.50%        0.50%     0.50%
    0.04%        0.04%     0.04%
    0.79%        0.84%     0.90%
-----------------------------------
    0.83%        0.84%     0.94%
-----------------------------------
    1.48%        1.53%     1.59%
-----------------------------------

Portfolio Fees and Expenses continued

/1/The Portfolios' annual operating expenses have been restated to reflect cur-rent fees, except for the Conservative Strategy Portfolio, whose expenses are estimated for the current fiscal year. "Underlying Fund Expenses" for each Portfolio are based upon the strategic allocation of each Portfolio's invest-ment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by each Portfo-lio may vary with changes in the allocation of each Portfolio's assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios' average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio's average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser. /3/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their invest-ments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Portfolio's Service Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemni-fication and other extraordinary expenses) to 0.00% of each Portfolio's average daily net assets.

                                                     PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio                   1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------
Conservative Strategy        $172   $553      N/A      N/A
-----------------------------------------------------------
Balanced Strategy            $204   $630   $1,083   $2,338
-----------------------------------------------------------
Growth and Income Strategy   $187   $579   $  995   $2,159
-----------------------------------------------------------
Growth Strategy              $195   $603   $1,037   $2,243
-----------------------------------------------------------
Aggressive Growth Strategy   $219   $676   $1,159   $2,493
-----------------------------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customers' accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Portfolios. For additional information regarding such com-pensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser        Portfolio
 ----------------------------------------------------------------------------
  Goldman Sachs Asset
   Management ("GSAM")      Conservative Strategy
  One New York Plaza        Balanced Strategy
  New York, New York 10004  Growth and Income Strategy
                            Growth Strategy
                            Aggressive Growth Strategy
 ----------------------------------------------------------------------------

 Except as noted below, GSAM also serves as investment adviser to each Under-lying Fund.

  Investment Adviser        Underlying Fund
 ----------------------------------------------------------------------------
  Goldman Sachs Funds
   Management, L.P.
   ("GSFM")                 CORE U.S. Equity
  One New York Plaza        Capital Growth
  New York, New York 10004  Adjustable Rate Government
                            Short Duration Government
 ----------------------------------------------------------------------------
  Goldman Sachs Asset
   Management               International Equity
   International ("GSAMI")  Japanese Equity
  133 Peterborough Court    European Equity
  London EC4A 2BB           International Small Cap
  England                   Emerging Markets Equity
                            Asia Growth
                            Global Income
 ----------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. The Goldman Sachs Group, L.P., which controls the Investment Advisers, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultane-ously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

                                                               SERVICE PROVIDERS

 Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, pro-vides day-to-day advice as to each Portfolio's investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

 The Investment Adviser also performs the following additional services for the Portfolios:
 .Supervises all non-advisory operations of the Portfolios
 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Portfolios
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Portfolio
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                                      Actual Rate
                                                For the Fiscal Year Ended
  Portfolio                   Contractual Rate     December 31, 1998
 ------------------------------------------------------------------------
  Conservative Strategy            0.35%                 0.15%
 ------------------------------------------------------------------------
  Balanced Strategy                0.35%                 0.15%
 ------------------------------------------------------------------------
  Growth and Income Strategy       0.35%                 0.15%
 ------------------------------------------------------------------------
  Growth Strategy                  0.35%                 0.15%
 ------------------------------------------------------------------------
  Aggressive Growth Strategy       0.35%                 0.15%
 ------------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the cur-rent total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfo-lios may invest after applicable fee waivers and expense limitations. In addi-tion, the following chart shows the contractual investment management fees pay-able to the investment adviser and its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund's average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

                                                             Total Net
                                                 Contractual Operating
                                                 Management   Expense
Underlying Fund                                      Fee       Ratio
----------------------------------------------------------------------
Financial Square Prime Obligations Money Market    0.205%      0.18%
----------------------------------------------------------------------
Short Duration Government                           0.50%      0.54%
----------------------------------------------------------------------
Adjustable Rate Government                          0.40%      0.49%
----------------------------------------------------------------------
Core Fixed Income                                   0.40%      0.54%
----------------------------------------------------------------------
Government Income                                   0.65%      0.58%
----------------------------------------------------------------------
Global Income                                       0.90%      0.69%
----------------------------------------------------------------------
High Yield                                          0.70%      0.76%
----------------------------------------------------------------------
Growth and Income                                   0.70%      0.79%
----------------------------------------------------------------------
CORE U.S. Equity                                    0.75%      0.74%
----------------------------------------------------------------------
CORE Large Cap Growth                               0.75%      0.64%
----------------------------------------------------------------------
CORE Large Cap Value                                0.60%      0.64%
----------------------------------------------------------------------
CORE Small Cap Equity                               0.85%      0.93%
----------------------------------------------------------------------
Capital Growth                                      1.00%      1.04%
----------------------------------------------------------------------
CORE International Equity                           0.85%      1.01%
----------------------------------------------------------------------
Mid Cap Value*                                      0.75%      0.89%
----------------------------------------------------------------------
Small Cap Value                                     1.00%      1.10%
----------------------------------------------------------------------
International Equity                                1.00%      1.14%
----------------------------------------------------------------------
Japanese Equity                                     1.00%      1.05%
----------------------------------------------------------------------
European Equity                                     1.00%      1.39%
----------------------------------------------------------------------
International Small Cap                             1.20%      1.40%
----------------------------------------------------------------------
Emerging Markets Equity                             1.20%      1.39%
----------------------------------------------------------------------
Asia Growth                                         1.00%      1.20%
----------------------------------------------------------------------
Real Estate Securities                              1.00%      1.04%
----------------------------------------------------------------------

*Formerly, "Mid Cap Equity."

                                                               SERVICE PROVIDERS


 PORTFOLIO MANAGERS

 Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the Director of Quantitative Research and Risk Management for GSAM. Mr. Litterman is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in GSAM's asset allocation process. As Head of Quantitative Research, Mr. Litterman oversees quantitative strategies for portfolio management. As Head of Risk Manage-ment, he oversees the risk management processes used by GSAM and oversees the independent Risk Monitoring Group. Prior to coming to GSAM, Mr. Litterman was the head of the Firmwide Risk department since becoming a Partner in 1994. Preceding his time in the Operations, Technology and Finance Division, Mr. Litterman spent eight years in the Fixed Income Divi-sion's research department where he was co-director of the research and model development group.

 Quantitative Research Team
 .The 20-person Quantitative Research Team includes six Ph.Ds, with extensive academic and practitioner experience
 .Disciplined, quantitative models are used to determine the relative attrac-
  tiveness of the world's stock, bond and currency markets
 .Theory and economic intuition guide the investment process

--------------------------------------------------------------------------------
Quantitative Research Team

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Mark M. Carhart,            Since      Mr. Carhart joined the Investment
 Ph.D., CFA Vice             1998       Adviser as a member of the Quantitative
 President, Co-Head                     Research and Risk Management Team in
 Quantitative Research                  1997. From August 1995 to September
 and Senior Portfolio                   1997, he was Assistant Professor of
 Manager                                Finance at the Marshall School of
                                        Business at USC and a Senior Fellow of
                                        the Wharton Financial Institutions
                                        Center. From 1993 to 1995, he was a
                                        lecturer and graduate student at the
                                        University of Chicago Graduate School of
                                        Business.
--------------------------------------------------------------------------------
 Raymond J. Iwanowski        Since      Mr. Iwanowski joined the Investment
 Vice President, Co-         1998       Adviser as an associate and portfolio
 Head Quantitative                      manager in 1997. From 1993 to 1997, he
 Research and Senior                    was a Vice President and head of the
 Portfolio Manager                      Fixed Derivatives Client Research group
                                        at Salomon Brothers.
--------------------------------------------------------------------------------
 Neil Chriss, Ph.D.          Since      Mr. Chriss joined the Investment Adviser
 Vice President and          1998       in 1998. From 1996 to 1998, he worked in
 Portfolio Manager                      the equity division of Morgan Stanley
                                        Dean Witter. From 1994 to 1996, he was a
                                        post-doctoral fellow in the Mathematics
                                        Department of Harvard University.
--------------------------------------------------------------------------------

Quantitative Research Team

                        Years Primarily
 Name and Title         Responsible     Five Year Employment History
--------------------------------------------------------------------------------
 Giorgio DeSantis,           Since      Mr. DeSantis joined the Investment
 Ph.D. Vice President        1998       Adviser in 1998. From 1992 to 1998, he
 and Portfolio Manager                  was Assistant Professor of Finance and
                                        Business Economics at the Marshall
                                        School of Business at USC.
--------------------------------------------------------------------------------
 William J. Fallon,          Since      Mr. Fallon joined the Investment Adviser
 Ph.D. Vice President        1998       in 1998. From 1996 to 1998, he worked in
 and Portfolio Manager                  the Firmwide Risk Group of Goldman
                                        Sachs. From 1991 to 1996, he attended
                                        Columbia University, where he earned a
                                        Ph.D. in Finance.
--------------------------------------------------------------------------------
 Guang-Liang He, PhD.        Since      Mr. He joined the Investment Adviser in
 Vice President and          1998       1998. In 1997, he worked in the Firmwide
 Portfolio Manager                      Risk Group of Goldman Sachs. From 1992
                                        to 1997, he worked at Quantitative
                                        Financial Strategies, Inc.
--------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Portfolio's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio's transfer agent (the "Transfer Agent") and, as such, per-forms various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own amount.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprie-

                                                               SERVICE PROVIDERS

 tary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Underlying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve signifi-cant profits on their trading for proprietary or other accounts. In addi-tion, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. An Under-lying Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal poli-cies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Portfolios and the Underlying Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct nor-mal business operations if the Investment Adviser or other service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Portfolios at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Portfolios. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:


                            Investment       Capital Gains
Portfolio                   Income Dividends Distributions
----------------------------------------------------------
Conservative Strategy       Monthly            Annually
----------------------------------------------------------
Balanced Strategy           Quarterly          Annually
----------------------------------------------------------
Growth and Income Strategy  Quarterly          Annually
----------------------------------------------------------
Growth Strategy             Annually           Annually
----------------------------------------------------------
Aggressive Growth Strategy  Annually           Annually
----------------------------------------------------------

From time to time a portion of a Portfolio's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Portfolio, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Portfolio's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized apprecia-tion may be taxable to the investor even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the dis-tributions (or portions thereof) represent a return of a portion of the pur-chase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their net asset value ("NAV") next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Northern;
  or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

                                                               SHAREHOLDER GUIDE

 .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may des-ignate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regard-ing these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Pro-spectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                (Value of Assets of the Class)
                 - (Liabilities of the Class)
     NAV =
                -------------------------------
                 Number of Outstanding Shares
                         of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if

                                                               SHAREHOLDER GUIDE

 regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


 ------------------------------------------------
  By Writing:    Goldman Sachs Funds
                 4900 Sears Tower--60th Floor
                 Chicago, IL 60606-6372
 ------------------------------------------------
  By Telephone:  1-800-621-2550
                 (8:00 a.m. to 4:00 p.m. New York
                 time)
 ------------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraud-ulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
 .Neither the Trust, nor Goldman Sachs assume any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

 By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will Be Sent Regarding Investments In Service Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Portfolio distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Portfolio's net investment income, certain net real-ized foreign exchange gains and net short-term capital gains. They are tax-able as long-term capital gains to the extent they are attributable to the Portfolio's excess of net long-term capital gains (including long-term capi-tal gain distributions received from Underlying Fund investments) over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you rein-vest in additional shares or take the distribution as cash. Certain distri-butions paid by a Portfolio in January of a given year may be taxable to shareholders as if received the prior December 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Portfolio.

 The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Asset Allocation Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

 A Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Portfolio receives from Underlying Fund investments may be eligible, in the hands of the corporate sharehold-ers, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 There are certain tax requirements that all Portfolios must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Portfolios may have to limit their investment activity in some types of instruments.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Portfolio shares may generate a tax liability (un-less your investment is in an IRA or other tax-advantaged account). Depend-ing upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the differ-ence between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss recog-nized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Portfolio or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Portfo-lios.

Appendix A
Additional Information on the Underlying Funds

 This Appendix provides further information on certain types of securities and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

 The Underlying Equity Funds invest primarily in common stocks and other equity securities, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Underlying Fixed-Income Funds invest pri-marily in fixed-income securities, including senior and subordinated corpo-rate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

 The Short-Duration Government and Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Underlying Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

 A. General Risks of the Underlying Funds

 The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity securities. In general, stock values fluctu-ate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices gener-ally rise and periods when prices generally decline.

 The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mort-gages can either shorten (call risk) or lengthen (extension risk). In gener-al, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepay-ment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

 The portfolio turnover rates of the Underlying Funds have ranged from 30% to 315% during their most recent fiscal years. A high rate of portfolio turn-over (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Under-lying Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. There can be no assurance that the turnover rates of the Underlying Funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher broker-age costs and expenses for the Underlying Funds. In addition, higher turn-over rates may result in higher taxable realized gains for shareholders.

 B. Other Risks of the Underlying Funds

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such

                                                                      APPENDIX A

 securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are sub-ject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Under-lying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Trans-action costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price precisely than other types of securi-ties because of their characteristics and lower trading volumes.


 Risks of Foreign Investments. Certain of the Underlying Funds may invest in foreign securities in accordance with their investment objectives and poli-cies. Foreign investments involve special risks that are not typically asso-ciated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denomi-nated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the Economic and Monetary Union presents unique uncer-tainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for cur-rencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other coun-tries that may in the future become members of the European Union may have an impact on the euro. These or other factors, including political and eco-nomic risks, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year 2000 prob-lems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of an Underlying Fund may be adversely affected. Furthermore, with respect to cer-tain foreign countries, there is a possibility of nationalization, expropri-ation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limita-tions on the removal of funds or other assets of the Underlying Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of an Underlying Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund's assets were not geographically concentrated.

 Investment in sovereign debt obligations by certain Underlying Funds involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repay-ment of the debt may be unable or unwilling to repay principal or pay inter-est when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn an Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

                                                                      APPENDIX A

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Underlying Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing secu-rities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not neces-sarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Underlying Funds may invest in securi-ties of issuers located in emerging countries. The risks of foreign invest-ment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. An Underlying Fund's purchase and sale of portfolio securities in certain emerging countries may be con-strained by limitations as to daily changes in the prices of listed securi-ties, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the invest-ment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circum-stances where price, trading or settlement volume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatria-tion of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, it is anticipated that an Underlying Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant invest-ment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 An Underlying Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Underlying Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Under-lying Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in reg-istering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securi-ties and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its con-tractual obligations. The creditworthiness of the local securities firms used by the Underlying Funds in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Under-

                                                                      APPENDIX A

 lying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make an Underlying Fund's investments in such countries less liq-uid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western Euro-pean countries). An Underlying Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvan-tageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 An Underlying Fund's use of foreign currency management techniques in emerg-ing countries may be limited. Due to the limited market for these instru-ments in emerging countries, the investment adviser does not currently anticipate that a significant portion of the Underlying Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. An Underlying Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve addi-tional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related lev-erage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), interest-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and pre-mium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities sub-ject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are sub-ject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
  .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
  .Certain stripped mortgage-backed securities
  .Repurchase agreements and time deposits with a notice or demand period of more than seven days
  .Certain over-the-counter options
  .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

 Investing in 144A Securities may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The pur-chase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign govern-ments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Fur-ther information is provided in the Additional Statement.

                                                                      APPENDIX A

 Debt securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, is determined by the Investment Adviser to be of comparable credit quality. If a security satisfies an Underlying Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. If a downgrade occurs, the Underlying Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Underlying Fund and its share-holders.

 Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund's portfolio is down-graded by a rating organization, the market price and liquidity of such security may be adversely affected.

 Non-Diversification and Geographic Risks. The Global Income Fund is regis-tered as a "non-diversified" fund under the Act and is, therefore, more sus-ceptible to adverse developments affecting any single issuer. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmen-tal issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

 Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary periods. When an Underlying Fund's assets are invested in such instruments, the Underlying Fund may not be achieving its investment objec-tive.

 C. Investment Securities and Techniques

 This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request.

 U.S. Government Securities and Related Custodial Receipts. Each Underlying Fund may invest in U.S. Government Securities and related custodial receipts. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentali-ties or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Govern-ment National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Fed-eral National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and prin-cipal components of stripped U.S. Government Securities are traded indepen-dently.

 Interests in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. govern-ment.

 Mortgage-Backed Securities. The Underlying Funds (other than CORE U.S. Equi-ty, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds")) may invest in these securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

                                                                      APPENDIX A


 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"), and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in cer-tain mortgages principally secured by interests in real property and other permitted investments. Mortgage-Backed Securities also include stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are gener-ally higher than prevailing market yields on other Mortgage-Backed Securi-ties because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may also invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal secu-rities consist of bonds, notes, commercial paper and other instruments (in-cluding participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instru-mentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facil-ities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obliga-tions, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Underlying Funds may invest include private activity bonds, munic-ipal leases, certificates of participation, pre-refunded municipal securi-ties and auction rate securities.

 Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obliga-tions, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures and other obligations of U.S. or foreign corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Banks are sub-ject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The pre-ferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quali-ty. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securi-ties. Convertible securities have both equity and fixed-income risk charac-teristics. Like all fixed-income securities, the

                                                                      APPENDIX A

 value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, con-versely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the con-version price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a discount from their face value because interest payments are typically post-poned until maturity. Pay-in-kind securities are securities that have inter-est payable by the delivery of additional securities.The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are secu-rities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth, Small Cap Value, International Equi-ty, Japanese Equity, European Equity, International Small Cap, Emerging Mar-kets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 10%, 35%, 35%, 35%, 35%, 35%, 35%, 35% and 20%, respectively, of their total assets in debt securities which are rated in the lowest rating catego-ries by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Stan-dard & Poor's. The Mid Cap Value Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Stan-dard & Poor's or Moody's. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to prin-cipal and interest payments as described above.

 Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific curren-cies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the princi-pal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Refer-ence may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign curren-cies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An Underlying Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such trans-actions to seek to increase total return, which is considered a speculative practice.

 Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denomi-nated or quoted if the investment adviser determines that there is a pattern of correlation between the two currencies. An Underlying Fund may hold for-eign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Invest-ment Adviser anticipates that the foreign currency will appreciate against the U.S. dollar).

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund's NAV to fluctu-ate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

                                                                      APPENDIX A


 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commit-ments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index com-prised of securities in which it may invest. An Underlying Fund that invests in foreign securities may also purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctua-tions and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund's investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund's transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Yield Curve Options. Certain Underlying Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities rather than the prices of the individual securities, and is settled through cash pay-ments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges.

 Certain Underlying Funds may purchase and sell futures contracts, and pur-chase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selection and durations in accordance with their invest-ment objectives and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. An Underlying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. An Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immedi-ately thereafter the sum of the amount of initial margin deposits and premi-ums paid on the Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund's net assets.

 Futures contracts and related options present the following risks:
 .While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or cur-rency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.

                                                                      APPENDIX A

 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
 .The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond own-ers. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Loan Participations. Certain Underlying Funds may invest in loan participa-tions. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participa-tion in the seller's share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires cer-tain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participa-tion, the Underlying Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent bank may become insol-vent.

 Real Estate Investment Trusts ("REITs"). The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also sub-ject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Other Investment Companies. An Underlying Fund may invest in securities of other investment companies (including SPDRs and WEBs, as described below) subject to statutory limitations. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Under-lying Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any man-agement fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the Underlying Fund and will be subject to substantially the same risks.

 .Standard and Poor's Depository Receipts. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange (the "AMEX") that represent ownership in the SPDR Trust, a trust

                                                                      APPENDIX A

  which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitat-ing the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of an Underlying Equity Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Certain Underlying Funds may invest in companies (in-cluding predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one rating organization. The securi-ties of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (com-monly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obli-gations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

 Equity Swaps. Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by an Underlying Fund to invest in a market with-out owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very vola-tile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell secu-rities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

                                                                      APPENDIX A


 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Underlying Funds may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Under-lying Funds may also enter into repurchase agreements involving certain for-eign government securities.

 If the other party or "seller" defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securi-ties and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bank-ruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Underlying Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, an investment adviser will carefully consider the creditworthiness of the seller. Certain Underlying Funds, together with other registered investment companies having advisory agreements with the investment adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agree-ments.

 Lending of Portfolio Securities. Each Underlying Fund may engage in securi-ties lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral).

 An Underlying Fund may lend its securities to increase its income. An Under-lying Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

 Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of secu-rities sold short, or securities convertible into or exchangeable for, with-out the payment of any further consideration, an equal amount of the securi-ties of the same issuer as the securities sold short.

 Mortgage Dollar Rolls. Certain Underlying Funds may enter into "mortgage dollar rolls." In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund bene-fits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the secu-rities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund's performance.

 Successful use of mortgage dollar rolls depends upon an investment adviser's ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the pur-chase of a security and a separate transaction involving a sale. The Under-lying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can bor-row money from banks, and certain Underlying Funds may enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of their total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agree-ments involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will

                                                                      APPENDIX A

 decline below the price the Underlying Fund is obligated to pay to repur-chase the securities, and that the securities may not be returned to the Underlying Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Under-lying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 An Underlying Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If an investment adviser is incorrect in its forecasts of market val-ue, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Port-folio's financial performance for the past five years (or less if the Port-folio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Portfolio's financial statements, is included in the Portfolio's annual report (available upon request without charge). Dur-ing the period shown, the Trust did not offer the Goldman Sachs Conservative Strategy Portfolio. Accordingly, there are no financial highlights for this Portfolio.

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS


                                                             Income from
                                                      investment operations/e/
                                            Net asset -------------------------
                                             value,      Net      Net realized
                                            beginning investment and unrealized
                                            of period   income       gain
 ------------------------------------------------------------------------------
  Goldman Sachs Balanced Strategy
   Portfolio for the Period Ended December
   31,b
  1998 - Class A Shares                      $10.00     $0.25        $0.38
  1998 - Class B Shares                       10.00      0.19         0.38
  1998 - Class C Shares                       10.00      0.19         0.39
  1998 - Institutional Shares                 10.00      0.30         0.39
  1998 - Service Shares                       10.00      0.25         0.37
 ------------------------------------------------------------------------------
  Goldman Sachs Growth and Income Strategy
   Portfolio for the Period Ended December
   31,b
  1998 - Class A Shares                      $10.00     $0.18        $0.47
  1998 - Class B Shares                       10.00      0.12         0.46
  1998 - Class C Shares                       10.00      0.12         0.46
  1998 - Institutional Shares                 10.00      0.20         0.49
  1998 - Service Shares                       10.00      0.16         0.48
 ------------------------------------------------------------------------------
  Goldman Sachs Growth Strategy Portfolio
   for the Period Ended December 31,b
  1998 - Class A Shares                      $10.00     $0.10        $0.36
  1998 - Class B Shares                       10.00      0.05         0.35
  1998 - Class C Shares                       10.00      0.05         0.35
  1998 - Institutional Shares                 10.00      0.12         0.37
  1998 - Service Shares                       10.00      0.09         0.35
 ------------------------------------------------------------------------------
  Goldman Sachs Aggressive Growth Strategy
   Portfolio for the Period Ended December
   31,a
  1998 - Class A Shares                      $10.00     $0.05        $0.20
  1998 - Class B Shares                       10.00      0.01         0.18
  1998 - Class C Shares                       10.00      0.01         0.19
  1998 - Institutional Shares                 10.00      0.07         0.20
  1998 - Service Shares                       10.00      0.04         0.21
-------------------------------------------------------------------------------

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
               In excess                                                  Net assets   Ratio of
   From net      of net                 Net increase Net asset            at end of  net expenses
  investment   investment   From net    in net asset value, end Total       period    to average
    income       income   realized gain    value     of period  return/a/d/(in 000s) net assets/c/
--------------------------------------------------------------------------------------------------
    $(0.25)      $(0.03)     $(0.04)       $0.31       $10.31    6.38%     $ 40,237      0.60%
     (0.19)       (0.03)      (0.04)        0.31        10.31    5.75        33,763      1.30
     (0.19)       (0.03)      (0.04)        0.32        10.32    5.83        24,195      1.30
     (0.30)       (0.03)      (0.04)        0.32        10.32    6.99           205      0.24
     (0.25)       (0.02)      (0.04)        0.31        10.31    6.30           456      0.74
-------------------------------------------------------------------------------------------------
    $(0.18)      $(0.04)     $(0.05)       $0.38       $10.38    6.55%     $181,441      0.60%
     (0.12)       (0.05)      (0.05)        0.36        10.36    5.82       138,914      1.30
     (0.12)       (0.05)      (0.05)        0.36        10.36    5.80       100,711      1.30
     (0.20)       (0.05)      (0.05)        0.39        10.39    6.96         9,030      0.23
     (0.16)       (0.06)      (0.05)        0.37        10.37    6.43         1,354      0.73
-------------------------------------------------------------------------------------------------
    $(0.10)      $(0.02)     $(0.05)       $0.29       $10.29    4.62%     $128,832      0.60%
     (0.05)       (0.02)      (0.05)        0.28        10.28    3.98       109,246      1.30
     (0.05)       (0.02)      (0.05)        0.28        10.28    3.96        63,925      1.30
     (0.12)       (0.03)      (0.05)        0.29        10.29    4.92         2,205      0.23
     (0.09)       (0.01)      (0.05)        0.29        10.29    4.45           378      0.73
-------------------------------------------------------------------------------------------------
    $(0.05)      $   --      $(0.04)       $0.16       $10.16    2.57%     $ 47,135      0.60%
     (0.01)          --       (0.04)        0.14        10.14    1.93        41,204      1.30
     (0.01)          --       (0.04)        0.15        10.15    2.04        21,726      1.30
     (0.07)          --       (0.04)        0.16        10.16    2.80           124      0.24
     (0.04)       (0.02)      (0.04)        0.15        10.15    2.54           121      0.74
-------------------------------------------------------------------------------------------------

                                                Ratios assuming
                                              no voluntary waiver
                                         of fees or expense limitations
                                         -----------------------------------
                             Ratio of                           Ratio of
                          net investment   Ratio of          net investment
                              income      expenses to          income to         Portfolio
                            to average    average net           average          turnover
                          net assets/c/    assets/c/         net assets/c/         rate/d/
------------------------------------------------------------------------------------------
Goldman Sachs Balanced
 Strategy Portfolio for
 the Period Ended
 December 31,a
1998 - Class A Shares         3.03%         1.46%               2.17%             50.84%
1998 - Class B Shares         2.38          2.08                1.60              50.84
1998 - Class C Shares         2.34          2.08                1.56              50.84
1998 - Institutional
 Shares                       3.55          1.02                2.77              50.84
1998 - Service Shares         2.90          1.52                2.12              50.84
------------------------------------------------------------------------------------------
Goldman Sachs Growth and
 Income Strategy
 Portfolio for the
 Period Ended December
 31,a
1998 - Class A Shares         2.37%         1.05%               1.92%             41.91%
1998 - Class B Shares         1.72          1.68                1.34              41.91
1998 - Class C Shares         1.68          1.68                1.30              41.91
1998 - Institutional
 Shares                       2.97          0.61                2.59              41.91
1998 - Service Shares         2.28          1.11                1.90              41.91
------------------------------------------------------------------------------------------
Goldman Sachs Growth
 Strategy Portfolio for
 the Period Ended
 December 31,a
1998 - Class A Shares         1.50%         1.15%               0.95%             38.43%
1998 - Class B Shares         0.83          1.78                0.35              38.43
1998 - Class C Shares         0.79          1.78                0.31              38.43
1998 - Institutional
 Shares                       2.88          0.71                2.40              38.43
1998 - Service Shares         1.63          1.21                1.15              38.43
------------------------------------------------------------------------------------------
Goldman Sachs Aggressive
 Growth Strategy
 Portfolio for the
 Period Ended December
 31,a
1998 - Class A Shares         0.91%         1.42%               0.09%             26.27%
1998 - Class B Shares         0.14          2.05                (0.61)            26.27
1998 - Class C Shares         0.16          2.05                (0.59)            26.27
1998 - Institutional
 Shares                       8.17          0.99                7.42              26.27
1998 - Service Shares         0.76          1.49                0.01              26.27
------------------------------------------------------------------------------------------

                                                                      APPENDIX B






 a Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 b Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.
 c Annualized.
 d Not annualized.
 e Includes the balancing effect of calculating per share amounts.

Index

   1 General Investment
     Management Approach
   3 Portfolio Investment
     Objectives and Strategies
       3 Goldman Sachs Conservative
         Strategy Portfolio
       4 Goldman Sachs Balanced
         Strategy Portfolio
       5 Goldman Sachs Growth and
         Income Strategy Portfolio
       6 Goldman Sachs Growth
         Strategy Portfolio
       7 Goldman Sachs Aggressive
         Growth Strategy Portfolio
   8 Principal Investment
     Strategies
  10 Principal Risks of the
     Portfolios
  12 Description of the
     Underlying Funds

  18 Principal Risks of the
     Underlying Funds
  21 Portfolio Performance
  26 Portfolio Fees and
     Expenses
  30 Service Providers
  37 Dividends
  38 Shareholder Guide
      38 How To Buy Shares
      41 How To Sell Shares
  45 Taxation
  47 Appendix A
     Additional Information
     on the Underlying Funds
  70 Appendix B
     Financial Highlights

Asset Allocation Portfolios Prospectus (Service Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfo-lios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affect the Portfolios' perfor-mance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Porfolios and their policies is also avail-able in the Portfolios' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Portfolios' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Portfolios' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Portfolio documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


                            [LOGO OF GOLDMAN SACHS]

      The Portfolios' investment company registration number is 811-5349.

506735
AAPROSVC

  GOLDMAN SACHS FINANCIAL SQUARE FUNDS

  Prospectus

FST SHARES

May 1, 1999




 .Prime
 Obligations
 Fund

 .Money Market
 Fund

 .Premium Money
 Market Fund

 .Treasury
 Obligations Fund

 .Treasury
 Instruments Fund

 .Government
 Fund

 .Federal Fund

 .Tax-Free Money
 Market Fund

 .Municipal
 Money Market
 Fund


                                                         [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.

[ART]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process

 1.MANAGING CREDIT RISK

 The Investment Adviser's process for managing risk emphasizes:
 .INTENSIVE RESEARCH--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for their analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .TIMELY UPDATES--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 THE RESULT: AN "APPROVED" LIST OF HIGH-QUALITY CREDITS--The Investment Adviser's portfolio management team uses this approval list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.MANAGING INTEREST RATE RISK

 Three main steps are followed in seeking to manage interest rate risk:
 .ESTABLISH WEIGHTED AVERAGE MATURITY (WAM) TARGET--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .IMPLEMENT OPTIMUM PORTFOLIO STRUCTURE--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .CONDUCT RIGOROUS ANALYSIS OF NEW SECURITIES--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. MANAGING LIQUIDITY

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC FINANCIAL DATA UNIVERSAL AVERAGES. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information (the "Additional Statement").
  .TAXABLE FUNDS: Prime Obligations, Money Market, Premium Money Market,
   Treasury Obligations and Government Funds.
  .TAX-ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.
  .TAX-EXEMPT FUNDS: Tax-Free Money Market and Municipal Money Market Funds. .THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liqui-dation privileges. The Funds are particularly suitable for banks, corpora-tions and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number
  155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chart-ered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .INVESTMENT RESTRICTIONS: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional

  Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 .DIVERSIFICATION: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of the total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securi-ties" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 The Prime Obligations, Money Market, Premium Money Market, Treasury Obliga-tions, Treasury Instruments, Government, Federal, Tax-Free Money Market and Municipal Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.


 TAXABLE AND TAX-ADVANTAGED FUNDS:
 The Prime Obligations, Money Market and Premium Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market and Premium Money Market Funds may also invest in U.S. dollar denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its invest-ment objective by investing in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pur-sues its investment objective by investing in securities issued by the U.S. Government, its agencies, authorities and instrumentalities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respec-tively, the interest from which is generally exempt from state income taxa-tion. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 In order to obtain a rating from a rating organization, the Prime Obliga-tions, Money Market, Premium Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

 TAX-EXEMPT FUNDS:
 The Tax-Free Money Market and Municipal Money Market Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their politi-cal subdivisions, agencies, authorities and instrumentalities, and the Dis-trict of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and with respect to the Tax-Free Money Market Fund, not an item of tax prefer-ence under the federal alternative minimum tax ("AMT"). With respect to the Municipal Money Market Fund, such interest may not necessarily be exempt from the AMT.

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more infor-mation see Appendix A.

 Investment Policies Matrix



                          U.S. TREASURY U.S. GOVERNMENT            BANK               COMMERCIAL
  FUND                     OBLIGATIONS    SECURITIES           OBLIGATIONS              PAPER
 --------------------------------------------------------------------------------------------------
  Prime Obligations             ./1/           .                    .                     .
                                                            U.S. banks only/2/
 --------------------------------------------------------------------------------------------------
  Money Market                  ./1/           .                    .                     .
                                                         Over 25% of total assets  U.S. and foreign
                                                         must be invested in U.S.  (US$) commercial
                                                        and foreign (US$) banks/3/      paper
 --------------------------------------------------------------------------------------------------
  Premium Money Market          ./1/           .                    .                     .
                                                         Over 25% of total assets  U.S. and foreign
                                                         must be invested in U.S.  (US$) commercial
                                                        and foreign (US$) banks/3/      paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations          ./4/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments          ./4/
 --------------------------------------------------------------------------------------------------
  Government                    ./1/          .
 --------------------------------------------------------------------------------------------------
  Federal                       ./1/          .

 --------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                                   .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Municipal Money Market                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
 1 Issued or guaranteed by the U.S. Treasury.
 2 Including foreign branches of U.S. banks.
 3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for temporary defensive purposes, invest less than 25% of their total assets in bank obligations.
 4 Issued by the U.S. Treasury.
 5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 6 The Funds may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Funds may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSRO's. The Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     SHORT-TERM
   OBLIGATIONS OF                       ASSET-BACKED AND       FOREIGN
  CORPORATIONS AND       REPURCHASE    RECEIVABLES-BACKED    GOVERNMENT
   OTHER ENTITIES        AGREEMENTS      SECURITIES/5/    OBLIGATIONS (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------
---------------------------------------------------------------------------

Investment Policies Matrix continued



                        TAXABLE             TAX-EXEMPT            CUSTODIAL    UNRATED
   FUND                MUNICIPALS           MUNICIPALS            RECEIPTS  SECURITIES/9/ INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
 Prime Obligations        ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Money Market             ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Premium Money            ./7/                                        .           .                .
 Market                                                                                   Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Treasury Obligations
--------------------------------------------------------------------------------------------------------------
 Treasury Instruments


--------------------------------------------------------------------------------------------------------------
 Government                                                                                        .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Federal                                                                                           .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Tax-Free Money                                  .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/
--------------------------------------------------------------------------------------------------------------
 Municipal Money                                 .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/
--------------------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
 7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      PRIVATE                                SUMMARY OF
     ACTIVITY           CREDIT              TAXATION FOR
       BONDS          QUALITY/9/          DISTRIBUTIONS/14/                  MISCELLANEOUS
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the
                                                                  International Bank for
                                                                  Reconstruction and Development

------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the
                                                                  International Bank for
                                                                  Reconstruction and Development

------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and
                                    generally exempt from
                                    state taxation
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents
------------------------------------------------------------------------------------------------------
 (Does not          First/12/ or    Tax-exempt federal            May (but does not currently intend
 intend to          Second Tier/13/ and taxable state/16/         to) invest up to 20% in securities
 invest)/10/,/11/                                                 subject to AMT and may temporarily
                                                                  invest in the taxable money market
                                                                  instruments described herein
------------------------------------------------------------------------------------------------------
 (May invest up     First/12/ or    Tax-exempt federal            May invest up to 100% in AMT
 to 100% of its     Second Tier/13/ and taxable state/16/         securities and may temporarily
 total assets in                                                  invest in the taxable money
 private activity                                                 market instruments described
 bonds)/11/                                                       herein
------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 14 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                                 PREMIUM
                               PRIME     MONEY    MONEY    TREASURY
 . Applicable                OBLIGATIONS  MARKET   MARKET  OBLIGATIONS
-- Not Applicable              FUND       FUND     FUND      FUND
---------------------------------------------------------------------
NAV                              .         .        .          .
Interest Rate                    .         .        .          .
Credit/Default                   .         .        .          .
Liquidity                        .         .        .          .
Other                            .         .        .          .
U.S. Government Securities       .         .        .         --
Concentration                   --         --       --        --
Foreign                         --         .        .         --
Banking Industry                --         .        .         --
Tax                             --         --       --        --
---------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS


                                       TAX-FREE MUNICIPAL
   TREASURY                              MONEY    MONEY
  INSTRUMENTS       GOVERNMENT FEDERAL  MARKET    MARKET
     FUND              FUND      FUND    FUND      FUND
---------------------------------------------------------
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          --             .        .       --        --
          --            --        --       .        .
          --            --        --      --        --
          --            --        --      --        --
          --            --        --       .        .
---------------------------------------------------------

Risks that apply to all Funds:

 .NAV RISK--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .INTEREST RATE RISK--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .CREDIT/DEFAULT RISK--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market and Municipal Money Market Funds, risk of loss from pay-ment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
 .LIQUIDITY RISK--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Prime Obligations, Money Market, Premium Money Market, Government and Federal Funds:

 .U.S. GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market and Premium Money Market Funds:

 .FOREIGN RISK--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market and Premium Money Market Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

                                                    PRINCIPAL RISKS OF THE FUNDS


 .BANKING INDUSTRY RISK--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market and Premium Money Market Funds intend to invest more than 25% of their total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

 .CONCENTRATION RISK--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. .TAX RISK--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's FST Shares from year to year; and (b) the average annual returns of a Fund's FST Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550. No information has been provided for the Municipal Money Market Fund because it has not yet commenced operations.

                                                                FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.78%

 Worst Quarter:
 Q2 '93     0.78%

                                        [BAR GRAPH APPEARS HERE]

                    6.26%  3.88%  3.18%  4.28%  6.02%  5.41%  5.60%  5.55%

                    1991   1992   1993   1994   1995   1996   1997   1998

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 3/8/90)   5.55%   5.37%       5.31%
 ---------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.52%

 Worst Quarter:
 Q4 '98     1.30%

                                                  [BAR GRAPH APPEARS HERE]

                                                6.07%   5.45%   5.63%   5.55%

                                                1995    1996    1997    1998



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 5/18/94)  5.55%       5.57%
 -------------------------------------------------------

                                                                FUND PERFORMANCE

Premium Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.39%

 Worst Quarter:
 Q4 '98     1.30%

                                                        [BAR GRAPH APPEARS HERE]

                                                                 5.55%

                                                                 1998

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 8/1/97)   5.55%       5.60%
 -------------------------------------------------------

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.65%

 Worst Quarter:
 Q2 '93     0.76%


                                        [BAR GRAPH APPEARS HERE]

                         6.08%  3.80%  3.12%  4.13%  5.96%  5.35%  5.50%  5.40%

                         1991   1992   1993   1994   1995   1996   1997    1998


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 4/25/90)  5.40%   5.27%       5.17%
 ---------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '98     1.28%

 Worst Quarter:
 Q4 '98     1.13%

                                                        [BAR GRAPH APPEARS HERE]

                                                                 5.05%

                                                                 1998


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 3/3/97)   5.05%       5.14%
 -------------------------------------------------------

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.52%

 Worst Quarter:
 Q1 '94     0.79%

                                                [BAR GRAPH APPEARS HERE]

                                        4.26%   6.00%   5.38%   5.54%   5.46%

                                        1994    1995    1996    1997    1998



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR 5 YEARS SINCE INCEPTION
 ---------------------------------------------------------------
  FST SHARES (Inception 4/6/93)   5.46%   5.33%       5.04%
 ---------------------------------------------------------------

                                                                FUND PERFORMANCE

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.36%

 Worst Quarter:
 Q4 '98     1.27%

                                                        [BAR GRAPH APPEARS HERE]

                                                                 5.41%

                                                                 1998



 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 2/28/97)  5.41%       5.46%
 -------------------------------------------------------

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.02%

 Worst Quarter:
 Q4 '98     0.78%


                                                  [BAR GRAPH APPEARS HERE]

                                                3.89%   3.39%   3.54%   3.34%

                                                1995    1996    1997    1998




 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER
  31, 1998                        1 YEAR SINCE INCEPTION
 -------------------------------------------------------
  FST SHARES (Inception 7/19/94)  3.34%       3.53%
 -------------------------------------------------------

                      [This page intentionally left blank]

Fund Fees and Expenses (FST Shares)

This table describes the fees and expenses that you would pay if you buy and hold FST Shares of a Fund.

                                                                      PREMIUM
                                                      PRIME    MONEY   MONEY
                                                   OBLIGATIONS MARKET MARKET
                                                      FUND      FUND   FUND
-----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases       None      None   None
Maximum Deferred Sales Charge (Load)                   None      None   None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                             None      None   None
Redemption Fees                                        None      None   None
Exchange Fees                                          None      None   None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                   0.205%    0.205% 0.205%
Other Expenses/3/                                    0.035%    0.025% 0.085%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                       0.240%    0.230% 0.290%
-----------------------------------------------------------------------------

See page 26 for all other footnotes.

 * As a result of the current waivers and expense lim-itations, "Other Expenses" and "Total Fund Operat-ing Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating
   Expenses" may increase without shareholder approv-al.

                                                                        PREMIUM
                                                        PRIME    MONEY   MONEY
                                                     OBLIGATIONS MARKET MARKET
                                                        FUND      FUND   FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%    0.17%   0.17%
  Other Expenses/3/                                     0.01%    0.01%   0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                     0.18%    0.18%   0.18%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                             TAX-FREE     MUNICIPAL
   TREASURY        TREASURY                                   MONEY         MONEY
  OBLIGATIONS     INSTRUMENTS     GOVERNMENT     FEDERAL      MARKET       MARKET
     FUND            FUND            FUND         FUND         FUND         FUND
-----------------------------------------------------------------------------------

      None            None            None         None         None         None
      None            None            None         None         None         None

      None            None            None         None         None         None
      None            None            None         None         None         None
      None            None            None         None         None         None

    0.205%          0.205%          0.205%       0.205%       0.205%       0.205%
    0.025%          0.085%          0.025%       0.035%       0.025%       0.185%
-----------------------------------------------------------------------------------
    0.230%          0.290%          0.230%       0.240%       0.230%       0.390%
-----------------------------------------------------------------------------------




                                                             TAX-FREE     MUNICIPAL
   TREASURY        TREASURY                                   MONEY         MONEY
  OBLIGATIONS     INSTRUMENTS     GOVERNMENT     FEDERAL      MARKET       MARKET
     FUND            FUND            FUND         FUND         FUND         FUND
 ----------------------------------------------------------------------------------
     0.17%           0.17%           0.17%        0.17%        0.17%        0.17%
     0.01%           0.01%           0.01%        0.01%        0.01%        0.01%
 ----------------------------------------------------------------------------------
     0.18%           0.18%           0.18%        0.18%        0.18%        0.18%
 ----------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/The Funds' annual operating expenses are based on actual expenses, except for the Municipal Money Market Fund, which are based on estimated amounts for the current fiscal year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Funds equal to 0.035% of the Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FUNDS ARE 0.17% OF THE FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
/3/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund's average daily net assets.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in FST Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
PRIME OBLIGATIONS        $25     $77    $135     $306
-------------------------------------------------------
MONEY MARKET             $24     $74    $130     $293
-------------------------------------------------------
PREMIUM MONEY MARKET     $30     $93    $163     $368
-------------------------------------------------------
TREASURY OBLIGATIONS     $24     $74    $130     $293
-------------------------------------------------------
TREASURY INSTRUMENTS     $30     $93    $163     $368
-------------------------------------------------------
GOVERNMENT               $24     $74    $130     $293
-------------------------------------------------------
FEDERAL                  $25     $77    $135     $306
-------------------------------------------------------
TAX-FREE MONEY MARKET    $24     $74    $130     $293
-------------------------------------------------------
MUNICIPAL MONEY MARKET   $40    $125     N/A      N/A
-------------------------------------------------------

Institutions that invest in FST Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their invest-ments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return their customers realize with respect to their investment.

Certain institutions that invest in FST Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of such shares or for services to their customers' accounts and/or the Funds. For addi-tional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER



 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls the Investment Adviser announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

                                                               SERVICE PROVIDERS

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           ACTUAL RATE FOR THE
                                           FISCAL YEAR ENDED
  FUND                    CONTRACTUAL RATE DECEMBER 31, 1998
 -------------------------------------------------------------
  Prime Obligations            0.205%             0.17%
 -------------------------------------------------------------
  Money Market                 0.205%             0.17%
 -------------------------------------------------------------
  Premium Money Market         0.205%             0.17%
 -------------------------------------------------------------
  Treasury Obligations         0.205%             0.17%
 -------------------------------------------------------------
  Treasury Instruments         0.205%             0.17%
 -------------------------------------------------------------
  Government                   0.205%             0.17%
 -------------------------------------------------------------
  Federal                      0.205%             0.17%
 -------------------------------------------------------------
  Tax-Free Money Market        0.205%             0.17%
 -------------------------------------------------------------
  Municipal Money Market       0.205%             N/A*
 -------------------------------------------------------------

* As of December 31, 1998, the Municipal Money Market Fund had not commenced operations.

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends


Dividends will be distributed to shareholders monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:


                        DIVIDEND DECLARATION TIME
FUND                         (NEW YORK TIME)
-------------------------------------------------
PRIME OBLIGATIONS               5:00 p.m.
-------------------------------------------------
MONEY MARKET                    4:00 p.m.
-------------------------------------------------
PREMIUM MONEY MARKET            5:00 p.m.
-------------------------------------------------
TREASURY OBLIGATIONS            5:00 p.m.
-------------------------------------------------
TREASURY INSTRUMENTS            4:00 p.m.
-------------------------------------------------
GOVERNMENT                      5:00 p.m.
-------------------------------------------------
FEDERAL                         4:00 p.m.
-------------------------------------------------
TAX-FREE MONEY MARKET           4:00 p.m.
-------------------------------------------------
MUNICIPAL MONEY MARKET          4:00 p.m.
-------------------------------------------------

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Treasury Obliga-tions, Government and Premium Money Market Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent divi-dends.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' FST Shares.

 HOW TO BUY SHARES

 How Can I Purchase FST Shares Of The Funds?
 You may purchase FST Shares on any business day at their NAV next determined after receipt of an order. Shares begin earning dividends after the receipt of the purchase amount in federal funds. No sales load is charged. You may place a purchase order in writing or by telephone.

 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus.

 You may send your payment as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); OR
 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; OR
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -(Name of Fund and Class of Shares), 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 IT IS STRONGLY RECOMMENDED THAT PAYMENT BE EFFECTED BY WIRING FEDERAL FUNDS TO NORTHERN.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  IF AN EFFECTIVE ORDER AND
  FEDERAL FUNDS ARE RECEIVED:      DIVIDENDS BEGIN:
 ---------------------------------------------------
  TAXABLE AND TAX-ADVANTAGED FUNDS
  (EXCEPT PRIME OBLIGATIONS, GOVERNMENT, TREASURY
   OBLIGATIONS AND
   PREMIUM MONEY MARKET FUNDS):
   .By 3:00 p.m. New York time     Same business day
   .After 3:00 p.m. New York time  Next business day
 ---------------------------------------------------
  PRIME OBLIGATIONS, GOVERNMENT, TREASURY
   OBLIGATIONS
   AND PREMIUM MONEY MARKET FUNDS:
   .By 5:00 p.m. New York time     Same business day
   .After 5:00 p.m. New York time  Next business day
 ---------------------------------------------------
  MUNICIPAL MONEY MARKET FUND:
   .By 1:00 p.m. New York time     Same business day
   .After 1:00 p.m. New York time  Next business day
 ---------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
   .By 2:00 p.m. New York time     Same business day
   .After 2:00 p.m. New York time  Next business day
 ---------------------------------------------------

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, pur-chase, redemption and exchange orders placed by or on behalf of their cus-tomers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 .Authorized institutions or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

                                                               SHAREHOLDER GUIDE


 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' FST Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also con-tribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among institutions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses.

 In addition to FST Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than FST Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 --------------------------------------------------------------------
  Minimum initial investment      $10 million (may be allocated among
                                  the Funds)
 --------------------------------------------------------------------
  Minimum account balance         $10 million
 --------------------------------------------------------------------
  Minimum subsequent investments  None
 --------------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange FST Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                             (Value of Assets of the Class)
                              - (Liabilities of the Class)
                   NAV = _________________________________________
                         Number of Outstanding Shares of the Class


  FUND                                             NAV CALCULATED
 -------------------------------------------------------------------------------
  MONEY MARKET, FEDERAL, TAX-FREE    As of the close of regular trading of the
   MONEY MARKET, TREASURY            New York Stock Exchange (normally 4:00 p.m.
   INSTRUMENTS AND MUNICIPAL MONEY   New York time) on each business day
   MARKET
 -------------------------------------------------------------------------------
  PRIME OBLIGATIONS, PREMIUM MONEY   As of 5:00 p.m. New York time on
   MARKET, TREASURY OBLIGATIONS AND  each business day
   GOVERNMENT
 -------------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell FST Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. GENERALLY, EACH FUND WILL REDEEM ITS FST SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF

                                                               SHAREHOLDER GUIDE

 SUCH REQUEST IN PROPER FORM. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  INSTRUCTIONS FOR REDEMPTIONS:
 -------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Mail your request to:
                   Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 -------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone redemption
                   privileges on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?" A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on your Account Application as follows:


  REDEMPTION REQUEST RECEIVED         REDEMPTION PROCEEDS     DIVIDENDS
 ---------------------------------------------------------------------------
  TAXABLE AND TAX-ADVANTAGED FUNDS
  (EXCEPT PRIME OBLIGATIONS, GOVERNMENT,
   TREASURY OBLIGATIONS AND PREMIUM MONEY
   MARKET FUNDS):
 ---------------------------------------------------------------------------
   .By 3:00 p.m. New York time         Wired same business    Not earned on
                                       day                    day request is
                                                              received
   .After 3:00 p.m. New York time      Wired next business    Earned on day
                                       day                    request is
                                                              received
 ---------------------------------------------------------------------------
  PRIME OBLIGATIONS, GOVERNMENT,
   TREASURY OBLIGATIONS AND PREMIUM
   MONEY MARKET FUNDS:
 ---------------------------------------------------------------------------
   .By 5:00 p.m. New York time         Wired same business    Not earned on
                                       day                    day request is
                                                              received
   .After 5:00 p.m. New York time      Wired next business    Earned on day
                                       day                    request is
                                                              received
 ---------------------------------------------------------------------------
  MUNICIPAL MONEY MARKET FUND:
 ---------------------------------------------------------------------------
   .By 12:00 p.m. New York time        Wired same business    Not earned on
                                       day                    day request is
                                                              received
   .After 12:00 p.m. New York time     Wired next business    Earned on day
                                       day                    request is
                                                              received
 ---------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
 ---------------------------------------------------------------------------
   .By 1:00 p.m. New York time         Wired same business    Not earned on
                                       day                    day request is
                                                              received
   .After 1:00 p.m. New York time      Wired next business    Earned on day
                                       day                    request is
                                                              received
 ---------------------------------------------------------------------------


 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.

                                                               SHAREHOLDER GUIDE

 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption request:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem your shares if your account balance falls below the minimum as a result of a redemption. The Fund will give you 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash from the Fund). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange FST Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materi-ally modified or withdrawn at any time upon 60 days' written notice to you.


  INSTRUCTIONS FOR EXCHANGING SHARES:
 -------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone redemption
                   privileges on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In FST Shares? You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with an individual monthly statement. Upon request, you will be provided with a printed confirmation for each transaction in your account. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to recordholders.

Taxation


Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Funds.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your AMT liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any social security or railroad retirement payments received by you are subject to federal income tax-es.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. TREASURY OBLIGATIONS AND U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

                                                                      APPENDIX A


Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Certain Funds may also acquire U.S. Government Securities in the form of custo-dial receipts. Custodial receipts evidence ownership of future interest pay-ments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

COMMERCIAL PAPER. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denomi-nated obligations of domestic or, in the case of certain Funds, foreign issuers.

SHORT-TERM OBLIGATIONS. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

FOREIGN GOVERNMENT OBLIGATIONS AND RELATED FOREIGN RISKS. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued

                                                                      APPENDIX A

or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Efforts in foreign countries to remedi-ate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the invest-ment portfolio of a Fund may be adversely affected. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

REPURCHASE AGREEMENTS. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

MUNICIPAL OBLIGATIONS. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt serv-ice on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which

                                                                      APPENDIX A

include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

INDUSTRIAL DEVELOPMENT BONDS. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

OTHER MUNICIPAL OBLIGATION POLICIES. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of cred-it, which will ordinarily be irrevocable, both of which may be issued by domes-tic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued secu-rities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives,

                                                                      APPENDIX A

policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

BORROWINGS. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

DOWNGRADED SECURITIES. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND


                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/ SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                             $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                    1.00      0.05        (0.05)
1998 - FST Administration Shares               1.00      0.05        (0.05)
1998 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST Shares                              1.00      0.05        (0.05)
1997 - FST Preferred Shares                    1.00      0.05        (0.05)
1997 - FST Administration Shares               1.00      0.05        (0.05)
1997 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST Shares                              1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration Shares               1.00      0.05        (0.05)
1996 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST Shares                              1.00      0.06        (0.06)
1995 - FST Administration Shares               1.00      0.06        (0.06)
1995 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                              1.00      0.04        (0.04)
1994 - FST Administration Shares               1.00      0.04        (0.04)
1994 - FST Service Shares                      1.00      0.04        (0.04)
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1994 - FST Shares                              1.00      0.03        (0.03)
1994 - FST Administration Shares               1.00      0.03        (0.03)
1994 - FST Service Shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                             RATIOS ASSUMING NO
                                                           WAIVER OF FEES AND NO
                                                            EXPENSE LIMITATIONS
                                                          ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
----------------------------------------------------------------------------------
  $1.00     5.55%  $5,831,773     0.18%        5.39%       0.24%        5.33%
   1.00     5.45      132,558     0.28         5.26        0.34         5.20
   1.00     5.29      331,196     0.43         5.14        0.49         5.08
   1.00     5.03      336,205     0.68         4.89        0.74         4.83
--------------------------------------------------------------------------------
   1.00     5.60    3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50      152,767     0.28         5.38        0.33         5.33
   1.00     5.34      241,607     0.43         5.22        0.48         5.17
   1.00     5.08      176,133     0.68         4.97        0.73         4.92
--------------------------------------------------------------------------------
   1.00     5.41    3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c     127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14      215,898     0.43         5.06        0.48         5.01
   1.00     4.88      115,114     0.68         4.78        0.73         4.73
--------------------------------------------------------------------------------
   1.00     6.02    3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75      147,894     0.43         5.59        0.47         5.55
   1.00     5.49       65,278     0.68         5.33        0.72         5.29
--------------------------------------------------------------------------------
   1.00     4.38c   2,774,849     0.18c        4.38c       0.24c        4.32c
   1.00     4.12c      66,113     0.43c        4.18c       0.49c        4.12c
   1.00     3.86c      41,372     0.68c        3.98c       0.74c        3.92c
--------------------------------------------------------------------------------
   1.00     3.18    1,831,413     0.17         3.11        0.25         3.03
   1.00     2.92       35,250     0.42         2.86        0.50         2.78
   1.00     2.66       14,001     0.67         2.61        0.75         2.53
--------------------------------------------------------------------------------

 MONEY MARKET FUND






                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997 - FST Shares                               1.00      0.06        (0.06)
1997 - FST Preferred Shares                     1.00      0.05        (0.05)
1997 - FST Administration Shares                1.00      0.05        (0.05)
1997 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996 - FST Shares                               1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                             1.00      0.03        (0.03)
1996 - FST Administration Shares                1.00      0.05        (0.05)
1996 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995 - FST Shares                               1.00      0.06        (0.06)
1995 - FST Administration Shares                1.00      0.06        (0.06)
1995 - FST Service Shares (commenced July
 14)                                            1.00      0.02        (0.02)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1994 - FST Shares (commenced May 18)            1.00      0.03        (0.03)
1994 - FST Administration Shares (commenced
 May 20)                                        1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                             RATIOS ASSUMING NO
                                                           WAIVER OF FEES AND NO
                                                            EXPENSE LIMITATIONS
                                                          ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL     OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
----------------------------------------------------------------------------------
  $1.00     5.55%  $4,995,782     0.18%        5.40%       0.23%        5.35%
   1.00     5.45       93,218     0.28         5.30        0.33         5.25
   1.00     5.29      399,474     0.43         5.16        0.48         5.11
   1.00     5.03      496,520     0.68         4.86        0.73         4.81
--------------------------------------------------------------------------------
   1.00     5.63    4,346,519     0.18         5.50        0.23         5.45
   1.00     5.53       20,258     0.28         5.44        0.33         5.39
   1.00     5.37      221,256     0.43         5.26        0.48         5.21
   1.00     5.11      316,304     0.68         4.99        0.73         4.94
--------------------------------------------------------------------------------
   1.00     5.45    2,540,366     0.18         5.33        0.23         5.28
   1.00     5.31c      17,510     0.28c        5.23c       0.33c        5.18c
   1.00     5.19      165,766     0.43         5.04        0.48         4.99
   1.00     4.93      234,376     0.68         4.84        0.73         4.79
--------------------------------------------------------------------------------
   1.00     6.07    2,069,197     0.15         5.89        0.23         5.81
   1.00     5.80      137,412     0.40         5.61        0.48         5.53
   1.00     5.41c       4,219     0.65c        4.93c       0.73c        4.85c
--------------------------------------------------------------------------------
   1.00     4.91c     862,971     0.11c        4.88c       0.25c        4.74c
   1.00     4.65c      66,560     0.36c        4.82c       0.50c        4.68c
--------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced August 1)          1.00      0.02        (0.02)
1997 - FST Preferred Shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997 - FST Administration Shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997 - FST Service Shares (commenced August
 1)                                             1.00      0.02        (0.02)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B






                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                      NET
                   ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET             END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT           OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL     (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ 000'S)      ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     5.55%  $479,851      0.16%        5.38%       0.29%        5.25%
   1.00     5.45    107,517      0.26         5.29        0.39         5.16
   1.00     5.29     13,728      0.41         5.08        0.54         4.95
   1.00     5.03     19,655      0.66         4.79        0.79         4.66
-------------------------------------------------------------------------------
   1.00     5.73c   218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c       558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c     1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c       814      0.58c        5.17c       0.93c        4.82c
-------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/ SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                             $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                    1.00      0.05        (0.05)
1998 - FST Administration Shares               1.00      0.05        (0.05)
1998 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST Shares                              1.00      0.05        (0.05)
1997 - FST Preferred Shares                    1.00      0.05        (0.05)
1997 - FST Administration Shares               1.00      0.05        (0.05)
1997 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST Shares                              1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration Shares               1.00      0.05        (0.05)
1996 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST Shares                              1.00      0.06        (0.06)
1995 - FST Administration Shares               1.00      0.06        (0.06)
1995 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                              1.00      0.04        (0.04)
1994 - FST Administration Shares               1.00      0.04        (0.04)
1994 - FST Service Shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1994 - FST Shares                              1.00      0.03        (0.03)
1994 - FST Administration Shares               1.00      0.03        (0.03)
1994 - FST Service Shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                             RATIOS ASSUMING NO
                                                           WAIVER OF FEES AND NO
                                                            EXPENSE LIMITATIONS
                                                          ------------------------
                        NET                  RATIO OF NET             RATIO OF NET
NET ASSET            ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT                END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END       TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
----------------------------------------------------------------------------------
  $1.00     5.40%  $3,521,389     0.18%        5.22%       0.23%        5.17%
   1.00     5.29      285,240     0.28         5.20        0.33         5.15
   1.00     5.14    1,080,454     0.43         4.94        0.48         4.89
   1.00     4.87      501,619     0.68         4.69        0.73         4.64
--------------------------------------------------------------------------------
   1.00     5.50    2,217,943     0.18         5.36        0.23         5.31
   1.00     5.40      245,355     0.28         5.32        0.33         5.27
   1.00     5.24      738,865     0.43         5.12        0.48         5.07
   1.00     4.98      312,991     0.68         4.87        0.73         4.82
--------------------------------------------------------------------------------
   1.00     5.35    2,291,051     0.18         5.22        0.24         5.16
   1.00     5.24c      46,637     0.28c        5.11c       0.34c        5.05c
   1.00     5.09      536,895     0.43         4.97        0.49         4.91
   1.00     4.83      220,560     0.68         4.72        0.74         4.66
--------------------------------------------------------------------------------
   1.00     5.96    1,587,715     0.18         5.73        0.23         5.68
   1.00     5.69      283,186     0.43         5.47        0.48         5.42
   1.00     5.43      139,117     0.68         5.21        0.73         5.16
--------------------------------------------------------------------------------
   1.00     4.23c     958,196     0.18c        4.13c       0.25c        4.06c
   1.00     3.97c      82,124     0.43c        4.24c       0.50c        4.17c
   1.00     3.71c      81,162     0.68c        3.82c       0.75c        3.75c
--------------------------------------------------------------------------------
   1.00     3.11      812,420     0.17         3.01        0.24         2.94
   1.00     2.85       24,485     0.42         2.76        0.49         2.69
   1.00     2.60       35,656     0.67         2.51        0.74         2.44
--------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND




                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced March 3)           1.00      0.04        (0.04)
1997 - FST Preferred Shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997 - FST Administration Shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service Shares (commenced
 March 5)                                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           RATIOS ASSUMING NO
                                                         WAIVER OF FEES AND NO
                                                          EXPENSE LIMITATIONS
                                                        ------------------------
                       NET
                    ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET              END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT            OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL      (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD  RETURN/B/  000'S)      ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.05%  $822,207      0.18%        4.74%       0.29%        4.63%
   1.00     4.94          2      0.28         4.68        0.39         4.57
   1.00     4.79     23,676      0.43         4.62        0.54         4.51
   1.00     4.53     17,128      0.68         4.37        0.79         4.26
-------------------------------------------------------------------------------
   1.00     5.25c   496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c         2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c     4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c    20,177      0.68c        4.62c       0.79c        4.51c
-------------------------------------------------------------------------------

 GOVERNMENT FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/ SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                             $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                    1.00      0.05        (0.05)
1998 - FST Administration Shares               1.00      0.05        (0.05)
1998 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST Shares                              1.00      0.05        (0.05)
1997 - FST Preferred Shares                    1.00      0.05        (0.05)
1997 - FST Administration Shares               1.00      0.05        (0.05)
1997 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST Shares                              1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration Shares               1.00      0.05        (0.05)
1996 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST Shares                              1.00      0.06        (0.06)
1995 - FST Administration Shares               1.00      0.06        (0.06)
1995 - FST Service Shares (commenced May
 16)                                           1.00      0.03        (0.03)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                              1.00      0.04        (0.04)
1994 - FST Administration Shares               1.00      0.04        (0.04)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1993 - FST Shares (commenced April 6)          1.00      0.03        (0.03)
1993 - FST Administration Shares (com-
 menced September 1)                           1.00      0.01        (0.01)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.46%  $1,563,875     0.18%        5.32%       0.23%        5.27%
   1.00     5.36      245,628     0.28         5.15        0.33         5.10
   1.00     5.20      407,363     0.43         5.06        0.48         5.01
   1.00     4.94      699,481     0.68         4.83        0.73         4.78
--------------------------------------------------------------------------------
   1.00     5.54    1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43        7,147     0.28         5.34        0.34         5.28
   1.00     5.28      299,804     0.43         5.15        0.49         5.09
   1.00     5.02      580,200     0.68         4.91        0.74         4.85
--------------------------------------------------------------------------------
   1.00     5.38      858,769     0.18         5.25        0.24         5.19
   1.00     5.26c         112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12      145,108     0.43         5.01        0.49         4.95
   1.00     4.86      223,554     0.68         4.74        0.74         4.68
--------------------------------------------------------------------------------
   1.00     6.00      743,884     0.18         5.81        0.24         5.75
   1.00     5.74       82,386     0.43         5.54        0.49         5.48
   1.00     5.40c      14,508     0.68c        5.08c       0.74c        5.02c
--------------------------------------------------------------------------------
   1.00     4.36c     258,350     0.15c        4.64c       0.25c        4.54c
   1.00     4.10c      54,253     0.40c        4.67c       0.50c        4.57c
--------------------------------------------------------------------------------
   1.00     3.14c      44,697     0.08c        3.10c       0.59c        2.59c
   1.00     2.87c      14,126     0.35c        2.85c       0.76c        2.44c
--------------------------------------------------------------------------------

 FEDERAL FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced February 28)       1.00      0.05        (0.05)
1997 - FST Preferred Shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997 - FST Administration Shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service Shares (commenced March
 25)                                            1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B






                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.41%  $2,346,254     0.18%        5.24%       0.24%        5.18%
   1.00     5.31       26,724     0.28         5.20        0.34         5.14
   1.00     5.15      690,084     0.43         5.02        0.49         4.96
   1.00     4.89      321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c   1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c     194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c     625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c     228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND



                             NET ASSET
                             VALUE AT     NET     DISTRIBUTIONS
                             BEGINNING INVESTMENT      TO
                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares              $1.00     $0.03       $(0.03)
1998 - FST Preferred Shares     1.00      0.03        (0.03)
1998 - FST Administration
 Shares                         1.00      0.03        (0.03)
1998 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1997 - FST Shares               1.00      0.04        (0.04)
1997 - FST Preferred Shares     1.00      0.03        (0.03)
1997 - FST Administration
 Shares                         1.00      0.03        (0.03)
1997 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1996 - FST Shares               1.00      0.03        (0.03)
1996 - FST Preferred Shares
 (commenced May 1)              1.00      0.02        (0.02)
1996 - FST Administration
 Shares                         1.00      0.03        (0.03)
1996 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - FST Shares               1.00      0.04        (0.04)
1995 - FST Administration
 Shares                         1.00      0.04        (0.04)
1995 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1994 - FST Shares (com-
 menced July 19)                1.00      0.02        (0.02)
1994 - FST Administration
 Shares (commenced August
 1)                             1.00      0.01        (0.01)
1994 - FST Service Shares
 (commenced September 23)       1.00      0.01        (0.01)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     3.34%  $1,456,002     0.18%        3.28%       0.23%        3.23%
   1.00     3.24       20,882     0.28         3.17        0.33         3.12
   1.00     3.08      146,800     0.43         3.04        0.48         2.99
   1.00     2.83       50,990     0.68         2.77        0.73         2.72
--------------------------------------------------------------------------------
   1.00     3.54      939,407     0.18         3.50        0.24         3.44
   1.00     3.43       35,152     0.28         3.39        0.34         3.33
   1.00     3.28      103,049     0.43         3.27        0.49         3.21
   1.00     3.02       42,578     0.68         3.01        0.74         2.95
--------------------------------------------------------------------------------
   1.00     3.39      440,838     0.18         3.35        0.23         3.30
   1.00     3.30c      28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13       51,661     0.43         3.10        0.48         3.05
   1.00     2.88       19,855     0.68         2.85        0.73         2.80
--------------------------------------------------------------------------------
   1.00     3.89      448,367     0.14         3.81        0.24         3.71
   1.00     3.63       20,939     0.39         3.54        0.49         3.44
   1.00     3.38       19,860     0.64         3.32        0.74         3.22
--------------------------------------------------------------------------------
   1.00     3.41c     183,570     0.07c        3.42c       0.31c        3.18c
   1.00     3.19c       2,042     0.32c        3.25c       0.56c        3.01c
   1.00     3.11c       2,267     0.57c        3.32c       0.81c        3.08c
--------------------------------------------------------------------------------

Index

   1 General
     Investment
     Management
     Approach
   5 Fund
     Investment
     Objectives
     and
     Strategies
  10 Principal
     Risks of the
     Funds
  14 Fund
     Performance
  24 Fund Fees and
     Expenses
  28 Service
     Providers
  31 Dividends

  33 Shareholder Guide
      33 How to Buy Shares
      36 How to Sell Shares
  41 Taxation
  42 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  50 Appendix B
     Financial Highlights

Financial Square Funds
Prospectus (FST Shares)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                                [LOGO] Goldman
                                       Sachs

         The Funds' investment company registration number is 811-5349.

FSPROINSTMM

  GOLDMAN SACHS FINANCIAL SQUARE FUNDS

  Prospectus

FST PREFERRED
SHARES

May 1, 1999



 .Prime
 Obligations Fund

 .Money Market
 Fund

 .Premium Money
 Market Fund

 .Treasury
 Obligations Fund

 .Treasury
 Instruments Fund

 .Government Fund

 .Federal Fund

 .Tax-Free Money
 Market Fund

 .Municipal Money
 Market Fund


                                                         [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.


[ART]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process

 1.MANAGING CREDIT RISK

 The Investment Adviser's process for managing risk emphasizes:
 .INTENSIVE RESEARCH--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for their analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .TIMELY UPDATES--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 THE RESULT: AN "APPROVED" LIST OF HIGH-QUALITY CREDITS--The Investment Adviser's portfolio management team uses this approval list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.MANAGING INTEREST RATE RISK

 Three main steps are followed in seeking to manage interest rate risk:
 .ESTABLISH WEIGHTED AVERAGE MATURITY (WAM) TARGET--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .IMPLEMENT OPTIMUM PORTFOLIO STRUCTURE--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .CONDUCT RIGOROUS ANALYSIS OF NEW SECURITIES--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. MANAGING LIQUIDITY

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC FINANCIAL DATA UNIVERSAL AVERAGES. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information (the "Additional Statement").
  .TAXABLE FUNDS: Prime Obligations, Money Market, Premium Money Market,
   Treasury Obligations and Government Funds.
  .TAX-ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.
  .TAX-EXEMPT FUNDS: Tax-Free Money Market and Municipal Money Market Funds. .THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liqui-dation privileges. The Funds are particularly suitable for banks, corpora-tions and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number
  155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chart-ered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .INVESTMENT RESTRICTIONS: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional

  Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 .DIVERSIFICATION: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of the total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securi-ties" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 The Prime Obligations, Money Market, Premium Money Market, Treasury Obliga-tions, Treasury Instruments, Government, Federal, Tax-Free Money Market and Municipal Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.


 TAXABLE AND TAX-ADVANTAGED FUNDS:
 The Prime Obligations, Money Market and Premium Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market and Premium Money Market Funds may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its invest-ment objective by investing in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pur-sues its investment objective by investing in securities issued by the U.S. government, its agencies, authorities and instrumentalities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respec-tively, the interest from which is generally exempt from state income taxa-tion. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 In order to obtain a rating from a rating organization, the Prime Obliga-tions, Money Market, Premium Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

 TAX-EXEMPT FUNDS:
 The Tax-Free Money Market and Municipal Money Market Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their politi-cal subdivisions, agencies, authorities and instrumentalities, and the Dis-trict of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and with respect to the Tax-Free Money Market Fund, not an item of tax prefer-ence under the federal alternative minimum tax ("AMT"). With respect to the Municipal Money Market Fund, such interest may not necessarily be exempt from the AMT.

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more infor-mation see Appendix A.

 Investment Policies Matrix



                          U.S. TREASURY U.S. GOVERNMENT            BANK               COMMERCIAL
  FUND                     OBLIGATIONS    SECURITIES           OBLIGATIONS              PAPER
 --------------------------------------------------------------------------------------------------
  Prime Obligations         ./1/               .                    .                     .
                                                            U.S. banks only/2/
 --------------------------------------------------------------------------------------------------
  Money Market              ./1/               .                    .                     .
                                                         Over 25% of total assets  U.S. and foreign
                                                         must be invested in U.S.  (US$) commercial
                                                        and foreign (US$) banks/3/      paper
 --------------------------------------------------------------------------------------------------
  Premium Money Market      ./1/               .                    .                     .
                                                         Over 25% of total assets  U.S. and foreign
                                                         must be invested in U.S.  (US$) commercial
                                                        and foreign (US$) banks/3/      paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations      ./4/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments      ./4/
 --------------------------------------------------------------------------------------------------
  Government                ./1/              .
 --------------------------------------------------------------------------------------------------
  Federal                   ./1/              .

 --------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                                   .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Municipal Money Market                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
 1 Issued or guaranteed by the U.S. Treasury.
 2 Including foreign branches of U.S. banks.
 3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for temporary defensive purposes, invest less than 25% of their total assets in bank obligations.
 4 Issued by the U.S. Treasury.
 5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 6 The Funds may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSRO's. The Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     SHORT-TERM
   OBLIGATIONS OF                       ASSET-BACKED AND       FOREIGN
  CORPORATIONS AND       REPURCHASE    RECEIVABLES-BACKED    GOVERNMENT
   OTHER ENTITIES        AGREEMENTS      SECURITIES/5/    OBLIGATIONS (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------
---------------------------------------------------------------------------

 Investment Policies Matrix continued



                        TAXABLE             TAX-EXEMPT            CUSTODIAL    UNRATED
   FUND                MUNICIPALS           MUNICIPALS            RECEIPTS  SECURITIES/9/ INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
 Prime Obligations        ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Money Market             ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Premium Money            ./7/                                        .           .                .
 Market                                                                                   Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Treasury Obligations
--------------------------------------------------------------------------------------------------------------
 Treasury Instruments


--------------------------------------------------------------------------------------------------------------
 Government                                                                                        .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Federal                                                                                           .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Tax-Free Money                                  .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/
--------------------------------------------------------------------------------------------------------------
 Municipal Money                                 .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/
--------------------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
 7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      PRIVATE                                SUMMARY OF
     ACTIVITY           CREDIT              TAXATION FOR
       BONDS          QUALITY/9/          DISTRIBUTIONS/14/                  MISCELLANEOUS
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and
                                    generally exempt from
                                    state taxation
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents
------------------------------------------------------------------------------------------------------
 (Does not          First/12/ or    Tax-exempt federal            May (but does not currently intend
 intend to          Second Tier/13/ and taxable state/16/         to) invest up to 20% in securities
 invest)/10/,/11/                                                 subject to AMT and may temporarily
                                                                  invest in the taxable money market
                                                                  instruments described herein
------------------------------------------------------------------------------------------------------
 (May invest up     First/12/ or    Tax-exempt federal            May invest up to 100% in AMT
 to 100% of its     Second Tier/13/ and taxable state/16/         securities and may temporarily
 total assets in                                                  invest in the taxable money
 private activity                                                 market instruments described
 bonds)/11/                                                       herein
------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 14 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                                 PREMIUM
                               PRIME     MONEY    MONEY    TREASURY
 . Applicable                OBLIGATIONS  MARKET   MARKET  OBLIGATIONS
-- Not Applicable              FUND       FUND     FUND      FUND
---------------------------------------------------------------------
NAV                              .         .        .          .
Interest Rate                    .         .        .          .
Credit/Default                   .         .        .          .
Liquidity                        .         .        .          .
Other                            .         .        .          .
U.S. Government Securities       .         .        .         --
Concentration                   --         --       --        --
Foreign                         --         .        .         --
Banking Industry                --         .        .         --
Tax                             --         --       --        --
---------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS


                                       TAX-FREE MUNICIPAL
   TREASURY                              MONEY    MONEY
  INSTRUMENTS       GOVERNMENT FEDERAL  MARKET    MARKET
     FUND              FUND      FUND    FUND      FUND
---------------------------------------------------------
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          --             .        .       --        --
          --            --        --       .        .
          --            --        --      --        --
          --            --        --      --        --
          --            --        --       .        .
---------------------------------------------------------

Risks that apply to all Funds:

 .NAV RISK--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .INTEREST RATE RISK--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .CREDIT/DEFAULT RISK--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market and Municipal Money Market Funds, risk of loss from pay-ment default may also exist where municipal instruments which are backed by foreign letters of credit or guarantees.
 .LIQUIDITY RISK--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Prime Obligations, Money Market, Premium Money Market, Government and Federal Funds:

 .U.S. GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market and Premium Money Market Funds:

 .FOREIGN RISK--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market and Premium Money Market Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

                                                    PRINCIPAL RISKS OF THE FUNDS


 .BANKING INDUSTRY RISK--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market and Premium Money Market Funds intend to invest more than 25% of their total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

 .CONCENTRATION RISK--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. .TAX RISK--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Pre-ferred Shares from year to year; and (b) the average annual returns of a Fund's Preferred Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will per-form in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550. No information has been provided for the Municipal Money Market Fund because it has not yet commenced operations.

                                                                FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97     1.38%

 Worst Quarter:
 Q4 '98     1.28%

                                     [BAR CHART APPEARS HERE]
                                       1997        5.50%
                                       1998        5.45%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (Inception 5/1/96)  5.45%       5.42%
 ------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97     1.38%

 Worst Quarter:
 Q4 '98     1.28%

                                    [BAR CHART APPEARS HERE]
                                       1997        5.53%
                                       1998        5.45%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (Inception 5/1/96)  5.45%       5.44%
 ------------------------------------------------------------

                                                                FUND PERFORMANCE

Premium Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.36%

 Worst Quarter:
 Q4 '98     1.28%

                                    [BAR CHART APPEARS HERE]
                                       1998        5.45%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (Inception 8/1/97)  5.45%       5.50%
 ------------------------------------------------------------

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97     1.36%

 Worst Quarter:
 Q4 '98     1.20%

                                [BAR CHART APPEARS HERE]
                                       1997        5.40%
                                       1998        5.29%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (Inception 5/1/96)  5.29%       5.32%
 ------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '98     1.26%

 Worst Quarter:
 Q4 '98     1.11%

                                    [BAR CHART APPEARS HERE]
                                       1998        4.94%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                  1 YEAR SINCE INCEPTION
 -------------------------------------------------------------
  PREFERRED SHARES (Inception 5/30/97)  4.94%       5.01%
 -------------------------------------------------------------

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97     1.36%

 Worst Quarter:
 Q4 '98     1.24%

                                    [BAR CHART APPEARS HERE]
                                       1997        5.43%
                                       1998        5.36%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (Inception 5/1/96)  5.36%       5.36%
 ------------------------------------------------------------

                                                                FUND PERFORMANCE

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.33%

 Worst Quarter:
 Q4 '98     1.24%

                                    [BAR CHART APPEARS HERE]
                                       1998        5.31%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                  1 YEAR SINCE INCEPTION
 -------------------------------------------------------------
  PREFERRED SHARES (Inception 5/30/97)  5.31%       5.35%
 -------------------------------------------------------------

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '97     0.89%

 Worst Quarter:
 Q4 '98     0.76%

                                    [BAR CHART APPEARS HERE]
                                       1997        3.43%
                                       1998        3.24%


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------
  PREFERRED SHARES (Inception 5/1/96)  3.24%       3.33%
 ------------------------------------------------------------

                      [This page intentionally left blank]

Fund Fees and Expenses (Preferred Shares)

This table describes the fees and expenses that you would pay if you buy and hold Preferred Shares of a Fund.

                                                                      PREMIUM
                                                      PRIME    MONEY   MONEY
                                                   OBLIGATIONS MARKET MARKET
                                                      FUND      FUND   FUND
-----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases       None      None   None
Maximum Deferred Sales Charge (Load)                   None      None   None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                             None      None   None
Redemption Fees                                        None      None   None
Exchange Fees                                          None      None   None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                   0.205%    0.205% 0.205%
Preferred Administration Fees/3/                     0.100%    0.100% 0.100%
Other Expenses/4/                                    0.035%    0.025% 0.085%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                       0.340%    0.330% 0.390%
-----------------------------------------------------------------------------

See page 26 for all other footnotes.

  * As a result of the current waivers and expense limi-tations, "Other Expenses" and "Total Fund Operating
    Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limi-tations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
    Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                        PREMIUM
                                                        PRIME    MONEY   MONEY
                                                     OBLIGATIONS MARKET MARKET
                                                        FUND      FUND   FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%    0.17%   0.17%
  Preferred Administration Fees/3/                      0.10%    0.10%   0.10%
  Other Expenses/4/                                     0.01%    0.01%   0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                     0.28%    0.28%   0.28%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES




   TREASURY      TREASURY                        TAX-FREE    MUNICIPAL
  OBLIGATIONS   INSTRUMENTS GOVERNMENT FEDERAL MONEY MARKET MONEY MARKET
     FUND          FUND        FUND     FUND       FUND         FUND
------------------------------------------------------------------------
      None          None        None     None       None         None
      None          None        None     None       None         None
      None          None        None     None       None         None
      None          None        None     None       None         None
      None          None        None     None       None         None
    0.205%        0.205%      0.205%   0.205%     0.205%       0.205%
    0.100%        0.100%      0.100%   0.100%     0.100%       0.100%
    0.025%        0.085%      0.025%   0.035%     0.025%       0.185%
------------------------------------------------------------------------
    0.330%        0.390%      0.330%   0.340%     0.330%       0.490%
------------------------------------------------------------------------





   TREASURY      TREASURY                        TAX-FREE    MUNICIPAL
  OBLIGATIONS   INSTRUMENTS GOVERNMENT FEDERAL MONEY MARKET MONEY MARKET
     FUND          FUND        FUND     FUND       FUND         FUND
 -----------------------------------------------------------------------
     0.17%         0.17%      0.17%     0.17%     0.17%        0.17%
     0.10%         0.10%      0.10%     0.10%     0.10%        0.10%
     0.01%         0.01%      0.01%     0.01%     0.01%        0.01%
 -----------------------------------------------------------------------
     0.28%         0.28%      0.28%     0.28%     0.28%        0.28%
 -----------------------------------------------------------------------

Fund Fees and Expenses continued


 /1/The Funds' annual operating expenses are based on actual expenses, except for the Municipal Money Market Fund which are based on estimated amounts for the current fiscal year.
 /2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Funds equal to 0.035% of the Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FUNDS ARE 0.17% OF THE FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
 /3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Preferred Shares in connection with their cus-tomers' accounts. Such fees may affect the return customers realize with respect to their investments.
 /4/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, preferred administration fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund's average daily net assets.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Preferred Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
PRIME OBLIGATIONS        $35    $109    $191     $431
-------------------------------------------------------
MONEY MARKET             $34    $106    $185     $418
-------------------------------------------------------
PREMIUM MONEY MARKET     $40    $125    $219     $493
-------------------------------------------------------
TREASURY OBLIGATIONS     $34    $106    $185     $418
-------------------------------------------------------
TREASURY INSTRUMENTS     $40    $125    $219     $493
-------------------------------------------------------
GOVERNMENT               $34    $106    $185     $418
-------------------------------------------------------
FEDERAL                  $35    $109    $191     $431
-------------------------------------------------------
TAX-FREE MONEY MARKET    $34    $106    $185     $418
-------------------------------------------------------
MUNICIPAL MONEY MARKET   $34    $106     N/A      N/A
-------------------------------------------------------

Service Organizations that invest in Preferred Shares on behalf of their cus-tomers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations may receive other compensation in connection with the sale and distribution of Preferred Shares or for services to their custom-ers' accounts and/or the Funds. For additional information regarding such com-pensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER



 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls the Investment Adviser, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

                                                               SERVICE PROVIDERS


 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           ACTUAL RATE FOR THE
                                           FISCAL YEAR ENDED
  FUND                    CONTRACTUAL RATE DECEMBER 31, 1998
 -------------------------------------------------------------
  Prime Obligations            0.205%             0.17%
 -------------------------------------------------------------
  Money Market                 0.205%             0.17%
 -------------------------------------------------------------
  Premium Money Market         0.205%             0.17%
 -------------------------------------------------------------
  Treasury Obligations         0.205%             0.17%
 -------------------------------------------------------------
  Treasury Instruments         0.205%             0.17%
 -------------------------------------------------------------
  Government                   0.205%             0.17%
 -------------------------------------------------------------
  Federal                      0.205%             0.17%
 -------------------------------------------------------------
  Tax-Free Money Market        0.205%             0.17%
 -------------------------------------------------------------
  Municipal Money Market       0.205%             N/A*
 -------------------------------------------------------------

 * As of December 31, 1998, the Municipal Money Market Fund had not commenced operations.

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends


Dividends will be distributed to shareholders monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:


                        DIVIDEND DECLARATION TIME
FUND                         (NEW YORK TIME)
-------------------------------------------------
PRIME OBLIGATIONS               5:00 p.m.
-------------------------------------------------
MONEY MARKET                    4:00 p.m.
-------------------------------------------------
PREMIUM MONEY MARKET            5:00 p.m.
-------------------------------------------------
TREASURY OBLIGATIONS            5:00 p.m.
-------------------------------------------------
TREASURY INSTRUMENTS            4:00 p.m.
-------------------------------------------------
GOVERNMENT                      5:00 p.m.
-------------------------------------------------
FEDERAL                         4:00 p.m.
-------------------------------------------------
TAX-FREE MONEY MARKET           4:00 p.m.
-------------------------------------------------
MUNICIPAL MONEY MARKET          4:00 p.m.
-------------------------------------------------

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Treasury Obliga-tions, Government and Premium Money Market Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent divi-dends.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Preferred Shares.

 HOW TO BUY SHARES


 How Can I Purchase Preferred Shares Of The Funds?
 Generally, Preferred Shares may be purchased only through institutions that have agreed to provide account administration and maintenance services to their customers who are the beneficial owners of Preferred Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Preferred Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.



 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower -- 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion attached to this Prospectus.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); OR

 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; OR
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
  (Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 IT IS STRONGLY RECOMMENDED THAT PAYMENT BE EFFECTED BY WIRING FEDERAL FUNDS TO NORTHERN.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  IF AN EFFECTIVE ORDER
  AND FEDERAL FUNDS ARE
  RECEIVED:                 DIVIDENDS BEGIN:
 -------------------------------------------
  TAXABLE AND TAX-
   ADVANTAGED FUNDS
  (EXCEPT PRIME
   OBLIGATIONS,
   GOVERNMENT, TREASURY
   OBLIGATIONS
   AND PREMIUM MONEY
   MARKET FUNDS):
   .By 3:00 p.m. New York
    time                   Same business day
   .After 3:00 p.m. New
    York time              Next business day
 -------------------------------------------
  PRIME OBLIGATIONS,
   GOVERNMENT, TREASURY
   OBLIGATIONS
   AND PREMIUM MONEY
   MARKET FUNDS:
   .By 5:00 p.m. New York
    time                   Same business day
   .After 5:00 p.m. New
    York time              Next business day
 -------------------------------------------
  MUNICIPAL MONEY MARKET
   FUND:
   .By 1:00 p.m. New York
    time                   Same business day
   .After 1:00 p.m. New
    York time              Next business day
 -------------------------------------------
  TAX-FREE MONEY MARKET
   FUND:
   .By 2:00 p.m. New York
    time                   Same business day
   .After 2:00 p.m. New
    York time              Next business day
 -------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Preferred Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:

                                                               SHAREHOLDER GUIDE

 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a preferred administration plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.10% (on an annualized basis) of the aver-age daily net assets of the Preferred Shares of the Funds, which are attrib-utable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 In addition to Preferred Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different serv-ices than Preferred Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 --------------------------------------------------------------
  Minimum initial investment      $10 million (may be allocated
                                  among the Funds)
 --------------------------------------------------------------
  Minimum account balance         $10 million
 --------------------------------------------------------------
  Minimum subsequent investments  None
 --------------------------------------------------------------

 A Service Organization may impose a minimum amount for initial and subse-quent investments in Preferred Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Pre-ferred Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Preferred Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

  FUND                                   NAV CALCULATED
 -----------------------------------------------------------------------------
  MONEY MARKET, FEDERAL, TAX-FREE MONEY  As of the close of regular trading of
   MARKET, TREASURY INSTRUMENTS          the New York Stock Exchange
   AND MUNICIPAL MONEY MARKET            (normally 4:00 p.m. New York time)
                                         on each business day
 -----------------------------------------------------------------------------
  PRIME OBLIGATIONS, PREMIUM MONEY       As of 5:00 p.m. New York time
   MARKET, TREASURY OBLIGATIONS AND      on each business day
   GOVERNMENT
 -----------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

                                                               SHAREHOLDER GUIDE

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Preferred Shares Of The Funds?
 Generally, Preferred Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY, EACH FUND WILL REDEEM ITS PREFERRED SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.



 -----------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 -----------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. 4:00 p.m. New York time)
 -----------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege described in the Addi-tional Statement.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.

 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:

  REDEMPTION REQUEST RECEIVED      REDEMPTION PROCEEDS     DIVIDENDS
 -------------------------------------------------------------------------------
  TAXABLE AND TAX-ADVANTAGED
   FUNDS
   (EXCEPT PRIME OBLIGATIONS,
   GOVERNMENT, TREASURY
   OBLIGATIONS AND PREMIUM MONEY
   MARKET FUNDS):
 -------------------------------------------------------------------------------
   .By 3:00 p.m. New York time     Wired same business day Not earned on day
                                                           request is received
   .After 3:00 p.m. New York time  Wired next business day Earned on day request is received
 -------------------------------------------------------------------------------
  PRIME OBLIGATIONS, GOVERNMENT,
   TREASURY OBLIGATIONS AND
   PREMIUM MONEY MARKET FUNDS:
 -------------------------------------------------------------------------------
   .By 5:00 p.m. New York time     Wired same business day Not earned on day
                                                           request is received
   .After 5:00 p.m. New York time  Wired next business day Earned on day request is received
 -------------------------------------------------------------------------------
  MUNICIPAL MONEY MARKET FUND:
 -------------------------------------------------------------------------------
   .By 12:00 p.m. New York time    Wired same business day Not earned on day
                                                           request is received
   .After 12:00 p.m. New York      Wired next business day Earned on day request
    time                                                   is received
 -------------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
 -------------------------------------------------------------------------------
   .By 1:00 p.m. New York time     Wired same business day Not earned on day
                                                           request is received
   .After 1:00 p.m. New York time  Wired next business day Earned on day request is received
 -------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you

                                                               SHAREHOLDER GUIDE

  when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 What Else Do I Need To Know About Redemptions?

 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Preferred Shares of any Service Organization whose account bal-ance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to pur-chase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Preferred Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.



  INSTRUCTIONS FOR EXCHANGING SHARES:
 ------------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor,
                    Chicago, IL 60606-6372
 ------------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone
                   redemption privileges on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 ------------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

                                                               SHAREHOLDER GUIDE


 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Preferred
 Shares?
 Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Preferred Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation


Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Funds.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your AMT liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any social security or railroad retirement payments received by you are subject to federal income tax-es.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. TREASURY OBLIGATIONS AND U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Certain Funds may also acquire U.S. Government Securities in the form of custo-dial receipts. Custodial receipts evidence ownership of future interest pay-ments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real

                                                                      APPENDIX A

estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

COMMERCIAL PAPER. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denomi-nated obligations of domestic or, in the case of certain Funds, foreign issuers.

SHORT-TERM OBLIGATIONS. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

FOREIGN GOVERNMENT OBLIGATIONS AND RELATED FOREIGN RISKS. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S.

dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Efforts in foreign countries to remedi-ate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the invest-ment portfolio of a Fund may be adversely affected. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

REPURCHASE AGREEMENTS. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

MUNICIPAL OBLIGATIONS. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

                                                                      APPENDIX A


MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt serv-ice on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

INDUSTRIAL DEVELOPMENT BONDS. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

OTHER MUNICIPAL OBLIGATION POLICIES. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

                                                                      APPENDIX A


FLOATING AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of cred-it, which will ordinarily be irrevocable, both of which may be issued by domes-tic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase when-issued securities and make contract to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued secu-rities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

BORROWINGS. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

DOWNGRADED SECURITIES. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND


                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/ SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                             $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                    1.00      0.05        (0.05)
1998 - FST Administration Shares               1.00      0.05        (0.05)
1998 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST Shares                              1.00      0.05        (0.05)
1997 - FST Preferred Shares                    1.00      0.05        (0.05)
1997 - FST Administration Shares               1.00      0.05        (0.05)
1997 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST Shares                              1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration Shares               1.00      0.05        (0.05)
1996 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST Shares                              1.00      0.06        (0.06)
1995 - FST Administration Shares               1.00      0.06        (0.06)
1995 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                              1.00      0.04        (0.04)
1994 - FST Administration Shares               1.00      0.04        (0.04)
1994 - FST Service Shares                      1.00      0.04        (0.04)
------------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1994 - FST Shares                              1.00      0.03        (0.03)
1994 - FST Administration Shares               1.00      0.03        (0.03)
1994 - FST Service Shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B





                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.55%  $5,831,773     0.18%        5.39%       0.24%        5.33%
   1.00     5.45      132,558     0.28         5.26        0.34         5.20
   1.00     5.29      331,196     0.43         5.14        0.49         5.08
   1.00     5.03      336,205     0.68         4.89        0.74         4.83
--------------------------------------------------------------------------------
   1.00     5.60    3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50      152,767     0.28         5.38        0.33         5.33
   1.00     5.34      241,607     0.43         5.22        0.48         5.17
   1.00     5.08      176,133     0.68         4.97        0.73         4.92
--------------------------------------------------------------------------------
   1.00     5.41    3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c     127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14      215,898     0.43         5.06        0.48         5.01
   1.00     4.88      115,114     0.68         4.78        0.73         4.73
--------------------------------------------------------------------------------
   1.00     6.02    3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75      147,894     0.43         5.59        0.47         5.55
   1.00     5.49       65,278     0.68         5.33        0.72         5.29
--------------------------------------------------------------------------------
   1.00     4.38c   2,774,849     0.18c        4.38c       0.24c        4.32c
   1.00     4.12c      66,113     0.43c        4.18c       0.49c        4.12c
   1.00     3.86c      41,372     0.68c        3.98c       0.74c        3.92c
--------------------------------------------------------------------------------
   1.00     3.18    1,831,413     0.17         3.11        0.25         3.03
   1.00     2.92       35,250     0.42         2.86        0.50         2.78
   1.00     2.66       14,001     0.67         2.61        0.75         2.53
--------------------------------------------------------------------------------

 MONEY MARKET FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997 - FST Shares                               1.00      0.06        (0.06)
1997 - FST Preferred Shares                     1.00      0.05        (0.05)
1997 - FST Administration Shares                1.00      0.05        (0.05)
1997 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996 - FST Shares                               1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                             1.00      0.03        (0.03)
1996 - FST Administration Shares                1.00      0.05        (0.05)
1996 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995 - FST Shares                               1.00      0.06        (0.06)
1995 - FST Administration Shares                1.00      0.06        (0.06)
1995 - FST Service Shares (commenced July
 14)                                            1.00      0.02        (0.02)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1994 - FST Shares (commenced May 18)            1.00      0.03        (0.03)
1994 - FST Administration Shares (commenced
 May 20)                                        1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.55%  $4,995,782     0.18%        5.40%       0.23%        5.35%
   1.00     5.45       93,218     0.28         5.30        0.33         5.25
   1.00     5.29      399,474     0.43         5.16        0.48         5.11
   1.00     5.03      496,520     0.68         4.86        0.73         4.81
--------------------------------------------------------------------------------
   1.00     5.63    4,346,519     0.18         5.50        0.23         5.45
   1.00     5.53       20,258     0.28         5.44        0.33         5.39
   1.00     5.37      221,256     0.43         5.26        0.48         5.21
   1.00     5.11      316,304     0.68         4.99        0.73         4.94
--------------------------------------------------------------------------------
   1.00     5.45    2,540,366     0.18         5.33        0.23         5.28
   1.00     5.31c      17,510     0.28c        5.23c       0.33c        5.18c
   1.00     5.19      165,766     0.43         5.04        0.48         4.99
   1.00     4.93      234,376     0.68         4.84        0.73         4.79
--------------------------------------------------------------------------------
   1.00     6.07    2,069,197     0.15         5.89        0.23         5.81
   1.00     5.80      137,412     0.40         5.61        0.48         5.53
   1.00     5.41c       4,219     0.65c        4.93c       0.73c        4.85c
--------------------------------------------------------------------------------
   1.00     4.91c     862,971     0.11c        4.88c       0.25c        4.74c
   1.00     4.65c      66,560     0.36c        4.82c       0.50c        4.68c
--------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced August 1)          1.00      0.02        (0.02)
1997 - FST Preferred Shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997 - FST Administration Shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997 - FST Service Shares (commenced August
 1)                                             1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                      NET
                   ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET             END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT           OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL     (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ 000'S)      ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     5.55%  $479,851      0.16%        5.38%       0.29%        5.25%
   1.00     5.45    107,517      0.26         5.29        0.39         5.16
   1.00     5.29     13,728      0.41         5.08        0.54         4.95
   1.00     5.03     19,655      0.66         4.79        0.79         4.66
-------------------------------------------------------------------------------
   1.00     5.73c   218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c       558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c     1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c       814      0.58c        5.17c       0.93c        4.82c
-------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/ SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                             $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                    1.00      0.05        (0.05)
1998 - FST Administration Shares               1.00      0.05        (0.05)
1998 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST Shares                              1.00      0.05        (0.05)
1997 - FST Preferred Shares                    1.00      0.05        (0.05)
1997 - FST Administration Shares               1.00      0.05        (0.05)
1997 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST Shares                              1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration Shares               1.00      0.05        (0.05)
1996 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST Shares                              1.00      0.06        (0.06)
1995 - FST Administration Shares               1.00      0.06        (0.06)
1995 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                              1.00      0.04        (0.04)
1994 - FST Administration Shares               1.00      0.04        (0.04)
1994 - FST Service Shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1994 - FST Shares                              1.00      0.03        (0.03)
1994 - FST Administration Shares               1.00      0.03        (0.03)
1994 - FST Service Shares                      1.00      0.03        (0.03)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.40%  $3,521,389     0.18%        5.22%       0.23%        5.17%
   1.00     5.29      285,240     0.28         5.20        0.33         5.15
   1.00     5.14    1,080,454     0.43         4.94        0.48         4.89
   1.00     4.87      501,619     0.68         4.69        0.73         4.64
--------------------------------------------------------------------------------
   1.00     5.50    2,217,943     0.18         5.36        0.23         5.31
   1.00     5.40      245,355     0.28         5.32        0.33         5.27
   1.00     5.24      738,865     0.43         5.12        0.48         5.07
   1.00     4.98      312,991     0.68         4.87        0.73         4.82
--------------------------------------------------------------------------------
   1.00     5.35    2,291,051     0.18         5.22        0.24         5.16
   1.00     5.24c      46,637     0.28c        5.11c       0.34c        5.05c
   1.00     5.09      536,895     0.43         4.97        0.49         4.91
   1.00     4.83      220,560     0.68         4.72        0.74         4.66
--------------------------------------------------------------------------------
   1.00     5.96    1,587,715     0.18         5.73        0.23         5.68
   1.00     5.69      283,186     0.43         5.47        0.48         5.42
   1.00     5.43      139,117     0.68         5.21        0.73         5.16
--------------------------------------------------------------------------------
   1.00     4.23c     958,196     0.18c        4.13c       0.25c        4.06c
   1.00     3.97c      82,124     0.43c        4.24c       0.50c        4.17c
   1.00     3.71c      81,162     0.68c        3.82c       0.75c        3.75c
--------------------------------------------------------------------------------
   1.00     3.11      812,420     0.17         3.01        0.24         2.94
   1.00     2.85       24,485     0.42         2.76        0.49         2.69
   1.00     2.60       35,656     0.67         2.51        0.74         2.44
--------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced March 3)           1.00      0.04        (0.04)
1997 - FST Preferred Shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997 - FST Administration Shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service Shares (commenced
 March 5)                                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                      NET
                   ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET             END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT           OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL     (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ 000'S)      ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     5.05%  $822,207      0.18%        4.74%       0.29%        4.63%
   1.00     4.94          2      0.28         4.68        0.39         4.57
   1.00     4.79     23,676      0.43         4.62        0.54         4.51
   1.00     4.53     17,128      0.68         4.37        0.79         4.26
-------------------------------------------------------------------------------
   1.00     5.25c   496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c         2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c     4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c    20,177      0.68c        4.62c       0.79c        4.51c
-------------------------------------------------------------------------------

 GOVERNMENT FUND



                                            NET ASSET
                                            VALUE AT     NET     DISTRIBUTIONS
                                            BEGINNING INVESTMENT      TO
                                            OF PERIOD  INCOME/A/ SHAREHOLDERS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                             $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                    1.00      0.05        (0.05)
1998 - FST Administration Shares               1.00      0.05        (0.05)
1998 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1997 - FST Shares                              1.00      0.05        (0.05)
1997 - FST Preferred Shares                    1.00      0.05        (0.05)
1997 - FST Administration Shares               1.00      0.05        (0.05)
1997 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1996 - FST Shares                              1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced May
 1)                                            1.00      0.03        (0.03)
1996 - FST Administration Shares               1.00      0.05        (0.05)
1996 - FST Service Shares                      1.00      0.05        (0.05)
------------------------------------------------------------------------------
1995 - FST Shares                              1.00      0.06        (0.06)
1995 - FST Administration Shares               1.00      0.06        (0.06)
1995 - FST Service Shares (commenced May
 16)                                           1.00      0.03        (0.03)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                              1.00      0.04        (0.04)
1994 - FST Administration Shares               1.00      0.04        (0.04)
------------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1993 - FST Shares (commenced April 6)          1.00      0.03        (0.03)
1993 - FST Administration Shares (com-
 menced September 1)                           1.00      0.01        (0.01)
------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.46%  $1,563,875     0.18%        5.32%       0.23%        5.27%
   1.00     5.36      245,628     0.28         5.15        0.33         5.10
   1.00     5.20      407,363     0.43         5.06        0.48         5.01
   1.00     4.94      699,481     0.68         4.83        0.73         4.78
--------------------------------------------------------------------------------
   1.00     5.54    1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43        7,147     0.28         5.34        0.34         5.28
   1.00     5.28      299,804     0.43         5.15        0.49         5.09
   1.00     5.02      580,200     0.68         4.91        0.74         4.85
--------------------------------------------------------------------------------
   1.00     5.38      858,769     0.18         5.25        0.24         5.19
   1.00     5.26c         112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12      145,108     0.43         5.01        0.49         4.95
   1.00     4.86      223,554     0.68         4.74        0.74         4.68
--------------------------------------------------------------------------------
   1.00     6.00      743,884     0.18         5.81        0.24         5.75
   1.00     5.74       82,386     0.43         5.54        0.49         5.48
   1.00     5.40c      14,508     0.68c        5.08c       0.74c        5.02c
--------------------------------------------------------------------------------
   1.00     4.36c     258,350     0.15c        4.64c       0.25c        4.54c
   1.00     4.10c      54,253     0.40c        4.67c       0.50c        4.57c
--------------------------------------------------------------------------------
   1.00     3.14c      44,697     0.08c        3.10c       0.59c        2.59c
   1.00     2.87c      14,126     0.35c        2.85c       0.76c        2.44c
--------------------------------------------------------------------------------

 FEDERAL FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced February 28)       1.00      0.05        (0.05)
1997 - FST Preferred Shares (commenced May
 30)                                            1.00      0.03        (0.03)
1997 - FST Administration Shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service Shares (commenced March
 25)                                            1.00      0.04        (0.04)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.41%  $2,346,254     0.18%        5.24%       0.24%        5.18%
   1.00     5.31       26,724     0.28         5.20        0.34         5.14
   1.00     5.15      690,084     0.43         5.02        0.49         4.96
   1.00     4.89      321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c   1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c     194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c     625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c     228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND



                             NET ASSET
                             VALUE AT     NET     DISTRIBUTIONS
                             BEGINNING INVESTMENT      TO
                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares              $1.00     $0.03       $(0.03)
1998 - FST Preferred Shares     1.00      0.03        (0.03)
1998 - FST Administration
 Shares                         1.00      0.03        (0.03)
1998 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1997 - FST Shares               1.00      0.04        (0.04)
1997 - FST Preferred Shares     1.00      0.03        (0.03)
1997 - FST Administration
 Shares                         1.00      0.03        (0.03)
1997 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1996 - FST Shares               1.00      0.03        (0.03)
1996 - FST Preferred Shares
 (commenced May 1)              1.00      0.02        (0.02)
1996 - FST Administration
 Shares                         1.00      0.03        (0.03)
1996 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - FST Shares               1.00      0.04        (0.04)
1995 - FST Administration
 Shares                         1.00      0.04        (0.04)
1995 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1994 - FST Shares (com-
 menced July 19)                1.00      0.02        (0.02)
1994 - FST Administration
 Shares (commenced August
 1)                             1.00      0.01        (0.01)
1994 - FST Service Shares
 (commenced September 23)       1.00      0.01        (0.01)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     3.34%  $1,456,002     0.18%        3.28%       0.23%        3.23%
   1.00     3.24       20,882     0.28         3.17        0.33         3.12
   1.00     3.08      146,800     0.43         3.04        0.48         2.99
   1.00     2.83       50,990     0.68         2.77        0.73         2.72
--------------------------------------------------------------------------------
   1.00     3.54      939,407     0.18         3.50        0.24         3.44
   1.00     3.43       35,152     0.28         3.39        0.34         3.33
   1.00     3.28      103,049     0.43         3.27        0.49         3.21
   1.00     3.02       42,578     0.68         3.01        0.74         2.95
--------------------------------------------------------------------------------
   1.00     3.39      440,838     0.18         3.35        0.23         3.30
   1.00     3.30c      28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13       51,661     0.43         3.10        0.48         3.05
   1.00     2.88       19,855     0.68         2.85        0.73         2.80
--------------------------------------------------------------------------------
   1.00     3.89      448,367     0.14         3.81        0.24         3.71
   1.00     3.63       20,939     0.39         3.54        0.49         3.44
   1.00     3.38       19,860     0.64         3.32        0.74         3.22
--------------------------------------------------------------------------------
   1.00     3.41c     183,570     0.07c        3.42c       0.31c        3.18c
   1.00     3.19c       2,042     0.32c        3.25c       0.56c        3.01c
   1.00     3.11c       2,267     0.57c        3.32c       0.81c        3.08c
--------------------------------------------------------------------------------

Index

   1 General
     Investment
     Management
     Approach
   5 Fund
     Investment
     Objectives
     and
     Strategies
  10 Principal
     Risks of the
     Funds
  14 Fund
     Performance
  24 Fund Fees And
     Expenses
  28 Service
     Providers
  31 Dividends

  33 Shareholder Guide
      33 How to Buy Shares
      37 How to Sell Shares
  42 Taxation
  43 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  52 Appendix B
     Financial Highlights

Financial Square Funds
Prospectus (FST Preferred Shares)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


         The Funds' investment company registration number is 811-5349.



FSPROPRMM

  Prospectus

  GOLDMAN SACHS FINANCIAL SQUARE FUNDS

FST
ADMINISTRATION
SHARES

May 1, 1999


 .Prime
 Obligations
 Fund

 .Money Market
 Fund

 .Premium Money
 Market Fund

 .Treasury
 Obligations Fund

 .Treasury
 Instruments Fund

 .Government
 Fund

 .Federal Fund

 .Tax-Free Money
 Market Fund

 .Municipal
 Money Market
 Fund


                                                         [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.


[ART]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process

 1.MANAGING CREDIT RISK

 The Investment Adviser's process for managing risk emphasizes:
 .INTENSIVE RESEARCH--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for their analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .TIMELY UPDATES--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 THE RESULT: AN "APPROVED" LIST OF HIGH-QUALITY CREDITS--The Investment Adviser's portfolio management team uses this approval list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.MANAGING INTEREST RATE RISK

 Three main steps are followed in seeking to manage interest rate risk:
 .ESTABLISH WEIGHTED AVERAGE MATURITY (WAM) TARGET--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .IMPLEMENT OPTIMUM PORTFOLIO STRUCTURE--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .CONDUCT RIGOROUS ANALYSIS OF NEW SECURITIES--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. MANAGING LIQUIDITY

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC FINANCIAL DATA UNIVERSAL AVERAGES. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information (the "Additional Statement").
  .TAXABLE FUNDS: Prime Obligations, Money Market, Premium Money Market,
   Treasury Obligations and Government Funds.
  .TAX-ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.
  .TAX-EXEMPT FUNDS: Tax-Free Money Market and Municipal Money Market Funds. .THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liqui-dation privileges. The Funds are particularly suitable for banks, corpora-tions and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number
  155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chart-ered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .INVESTMENT RESTRICTIONS: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional

  Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 .DIVERSIFICATION: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of the total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securi-ties" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 The Prime Obligations, Money Market, Premium Money Market, Treasury Obliga-tions, Treasury Instruments, Government, Federal, Tax-Free Money Market and Municipal Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 TAXABLE AND TAX-ADVANTAGED FUNDS:
 The Prime Obligations, Money Market and Premium Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market and Premium Money Market Funds may also invest in U.S. dollar denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its invest-ment objective by investing in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pur-sues its investment objective by investing in securities issued by the U.S. Government, its agencies, authorities and instrumentalities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respec-tively, the interest from which is generally exempt from state income taxa-tion. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 In order to obtain a rating from a rating organization, the Prime Obliga-tions, Money Market, Premium Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

 TAX-EXEMPT FUNDS:
 The Tax-Free Money Market and Municipal Money Market Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their politi-cal subdivisions, agencies, authorities and instrumentalities, and the Dis-trict of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and with respect to the Tax-Free Money Market Fund, not an item of tax prefer-ence under the federal alternative minimum tax ("AMT"). With respect to the Municipal Money Market Fund, such interest may not necessarily be exempt from the AMT.

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more infor-mation see Appendix A.

 Investment Policies Matrix



                          U.S. TREASURY U.S. GOVERNMENT            BANK               COMMERCIAL
  FUND                     OBLIGATIONS    SECURITIES           OBLIGATIONS              PAPER
 --------------------------------------------------------------------------------------------------
  Prime Obligations             ./1/           .                    .                     .
                                                            U.S. banks only/2/
 --------------------------------------------------------------------------------------------------
  Money Market                  ./1/           .                    .                     .
                                                         Over 25% of total assets  U.S. and foreign
                                                         must be invested in U.S.  (US$) commercial
                                                        and foreign (US$) banks/3/      paper
 --------------------------------------------------------------------------------------------------
  Premium Money Market          ./1/           .                    .                     .
                                                         Over 25% of total assets  U.S. and foreign
                                                         must be invested in U.S.  (US$) commercial
                                                        and foreign (US$) banks/3/      paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations          ./4/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments          ./4/
 --------------------------------------------------------------------------------------------------
  Government                    ./1/          .
 --------------------------------------------------------------------------------------------------
  Federal                       ./1/          .

 --------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                                   .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Municipal Money Market                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
 1 Issued or guaranteed by the U.S. Treasury.
 2 Including foreign branches of U.S. banks.
 3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for temporary defensive purposes, invest less than 25% of their total assets in bank obligations.
 4 Issued by the U.S. Treasury.
 5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
 6 The Funds may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Funds may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSRO's. The Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     SHORT-TERM
   OBLIGATIONS OF                       ASSET-BACKED AND       FOREIGN
  CORPORATIONS AND       REPURCHASE    RECEIVABLES-BACKED    GOVERNMENT
   OTHER ENTITIES        AGREEMENTS      SECURITIES/5/    OBLIGATIONS (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------


---------------------------------------------------------------------------

Investment Policies Matrix continued



                        TAXABLE             TAX-EXEMPT            CUSTODIAL    UNRATED
   FUND                MUNICIPALS           MUNICIPALS            RECEIPTS  SECURITIES/9/ INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
 Prime Obligations        ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Money Market             ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Premium Money            ./7/                                        .           .                .
 Market                                                                                   Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Treasury Obligations
--------------------------------------------------------------------------------------------------------------
 Treasury Instruments


--------------------------------------------------------------------------------------------------------------
 Government                                                                                        .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Federal                                                                                           .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Tax-Free Money                                  .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/
--------------------------------------------------------------------------------------------------------------
 Municipal Money                                 .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/
--------------------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
  7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.
  8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
  9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      PRIVATE                                SUMMARY OF
     ACTIVITY           CREDIT              TAXATION FOR
       BONDS          QUALITY/9/          DISTRIBUTIONS/14/                  MISCELLANEOUS
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and
                                    generally exempt from
                                    state taxation
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents
------------------------------------------------------------------------------------------------------
 (Does not          First/12/ or    Tax-exempt federal            May (but does not currently intend
 intend to          Second Tier/13/ and taxable state/16/         to) invest up to 20% in securities
 invest)/10/,/11/                                                 subject to AMT and may temporarily
                                                                  invest in the taxable money market
                                                                  instruments described herein
------------------------------------------------------------------------------------------------------
 (May invest up     First/12/ or    Tax-exempt federal            May invest up to 100% in AMT
 to 100% of its     Second Tier/13/ and taxable state/16/         securities and may temporarily
 total assets in                                                  invest in the taxable money
 private activity                                                 market instruments described
 bonds)/11/                                                       herein
------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 14 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                                 PREMIUM
                               PRIME     MONEY    MONEY    TREASURY
 .Applicable                 OBLIGATIONS  MARKET   MARKET  OBLIGATIONS
--Not Applicable               FUND       FUND     FUND      FUND
---------------------------------------------------------------------
NAV                              .         .        .          .
Interest Rate                    .         .        .          .
Credit/Default                   .         .        .          .
Liquidity                        .         .        .          .
Other                            .         .        .          .
U.S. Government Securities       .         .        .         --
Concentration                   --         --       --        --
Foreign                         --         .        .         --
Banking Industry                --         .        .         --
Tax                             --         --       --        --
---------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS



                                       TAX-FREE MUNICIPAL
   TREASURY                              MONEY    MONEY
  INSTRUMENTS       GOVERNMENT FEDERAL  MARKET    MARKET
     FUND              FUND      FUND    FUND      FUND
---------------------------------------------------------
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          --             .        .       --        --
          --            --        --       .        .
          --            --        --      --        --
          --            --        --      --        --
          --            --        --       .        .
---------------------------------------------------------

Risks that apply to all Funds:

 .NAV RISK--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .INTEREST RATE RISK--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .CREDIT/DEFAULT RISK--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market and Municipal Money Market Funds, risk of loss from pay-ment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
 .LIQUIDITY RISK--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Prime Obligations, Money Market, Premium Money Market, Government and Federal Funds:

 .U.S. GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market and Premium Money Market Funds:

 .FOREIGN RISK--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market and Premium Money Market Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

                                                    PRINCIPAL RISKS OF THE FUNDS


 .BANKING INDUSTRY RISK--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market and Premium Money Market Funds intend to invest more than 25% of their total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

 .CONCENTRATION RISK--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. .TAX RISK--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Admin-istration Shares from year to year; and (b) the average annual returns of a Fund's Administration Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will per-form in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550. No information has been provided for the Municipal Money Market Fund because it has not yet commenced operations.

                                                                FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.45%

 Worst Quarter:
 Q2 '93     0.71%




                                                   [BAR CHART APPEARS HERE]

                                                           1993       2.93%
                                                           1994       4.02%
                                                           1995       5.75%
                                                           1996       5.14%
                                                           1997       5.34%
                                                           1998       5.29%

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998     1 YEAR 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 11/9/92)  5.29%   5.11%       4.70%
 --------------------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.46%

 Worst Quarter:
 Q4 '98     1.24%



                                           [BAR CHART APPEARS HERE]
                                                   1995       5.80%
                                                   1996       5.19%
                                                   1997       5.37%
                                                   1998       5.29%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998     1 YEAR SINCE INCEPTION
 ------------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 5/20/94)  5.29%       5.31%
 ------------------------------------------------------------------

                                                                FUND PERFORMANCE

Premium Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.32%

 Worst Quarter:
 Q4 '98     1.24%



                                          [BAR CHART APPEARS HERE]

                                                  1998       5.29%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 8/1/97)  5.29%       5.34%
 -----------------------------------------------------------------

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.44%

 Worst Quarter:
 Q1 '94     0.72%




                                                   [BAR CHART APPEARS HERE]

                                                           1994       3.87%
                                                           1995       5.69%
                                                           1996       5.09%
                                                           1997       5.24%
                                                           1998       5.14%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998     1 YEAR 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 1/21/93)  5.14%   5.01%       4.66%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '98     1.22%

 Worst Quarter:
 Q4 '98     1.07%



                                          [BAR CHART APPEARS HERE]

                                                  1998       4.79%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 4/1/97)  4.79%       4.88%
 -----------------------------------------------------------------

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     1.45%

 Worst Quarter:
 Q1 '94     0.73%



                                                  [BAR CHART APPEARS HERE]
                                                          1994       4.00%
                                                          1995       5.74%
                                                          1996       5.12%
                                                          1997       5.28%
                                                          1998       5.20%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR 5 YEARS SINCE INCEPTION
 -------------------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 9/1/93)  5.20%   5.07%       4.93%
 -------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.29%

 Worst Quarter:
 Q4 '98     1.27%



                                          [BAR CHART APPEARS HERE]
                                                  1998       5.15%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 4/1/97)  5.15%       5.20%
 -----------------------------------------------------------------

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '95     0.95%

 Worst Quarter:
 Q4 '98     0.72%



                                          [BAR CHART APPEARS HERE]

                                                  1995       3.63%
                                                  1996       3.13%
                                                  1997       3.28%
                                                  1998       3.08%
 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  ADMINISTRATION SHARES (Inception 8/1/94)  3.08%       3.27%
 -----------------------------------------------------------------

                      [This page intentionally left blank]

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold Administration Shares of a Fund.


                                                                      PREMIUM
                                                      PRIME    MONEY   MONEY
                                                   OBLIGATIONS MARKET MARKET
                                                      FUND      FUND   FUND
-----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):

Maximum Sales Charge (Load) Imposed on Purchases       None      None   None
Maximum Deferred Sales Charge (Load)                   None      None   None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                             None      None   None
Redemption Fees                                        None      None   None
Exchange Fees                                          None      None   None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/

Management Fees/2/                                   0.205%    0.205% 0.205%
Administration Fees/3/                               0.250%    0.250% 0.250%
Other Expenses/4/                                    0.035%    0.025% 0.085%
-----------------------------------------------------------------------------
Total Fund Operating Expenses*                       0.490%    0.480% 0.540%
-----------------------------------------------------------------------------

See page 26 for all other footnotes.

* As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating
  Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limita-tions may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
  Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                        PREMIUM
                                                        PRIME    MONEY   MONEY
                                                     OBLIGATIONS MARKET MARKET
                                                        FUND      FUND   FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%    0.17%   0.17%
  Administration Fees/3/                                0.25%    0.25%   0.25%
  Other Expenses/4/                                     0.01%    0.01%   0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                     0.43%    0.43%   0.43%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                                          TAX-FREE     MUNICIPAL
  TREASURY      TREASURY                                   MONEY         MONEY
 OBLIGATIONS   INSTRUMENTS     GOVERNMENT     FEDERAL      MARKET       MARKET
    FUND          FUND            FUND         FUND         FUND         FUND
--------------------------------------------------------------------------------

     None          None            None         None         None         None
     None          None            None         None         None         None
     None          None            None         None         None         None
     None          None            None         None         None         None
     None          None            None         None         None         None

   0.205%        0.205%          0.205%       0.205%       0.205%       0.205%
   0.250%        0.250%          0.250%       0.250%       0.250%       0.250%
   0.025%        0.085%          0.025%       0.035%       0.025%       0.185%
--------------------------------------------------------------------------------
   0.480%        0.540%          0.480%       0.490%       0.480%       0.640%
--------------------------------------------------------------------------------



                                                          TAX-FREE     MUNICIPAL
  TREASURY      TREASURY                                   MONEY         MONEY
 OBLIGATIONS   INSTRUMENTS     GOVERNMENT     FEDERAL      MARKET       MARKET
    FUND          FUND            FUND         FUND         FUND         FUND
 -------------------------------------------------------------------------------
    0.17%         0.17%          0.17%         0.17%       0.17%         0.17%
    0.25%         0.25%          0.25%         0.25%       0.25%         0.25%
    0.01%         0.01%          0.01%         0.01%       0.01%         0.01%
 -------------------------------------------------------------------------------
    0.43%         0.43%          0.43%         0.43%       0.43%         0.43%
 -------------------------------------------------------------------------------

/1/The Funds' annual operating expenses are based on actual expenses, except for the Municipal Money Market Fund, which are based on estimated amounts for the current fiscal year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Funds equal to 0.035% of the Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FUNDS ARE 0.17% OF THE FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
/3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Administration Shares in connection with their custom-ers' accounts. Such fees may affect the return customers realize with respect to their investments.
/4/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, administration fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordi-nary expenses) to 0.01% of each Fund's average daily net assets.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Adminis-tration Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
PRIME OBLIGATIONS        $50    $157    $274     $616
-------------------------------------------------------
MONEY MARKET             $49    $154    $269     $604
-------------------------------------------------------
PREMIUM MONEY MARKET     $55    $173    $302     $677
-------------------------------------------------------
TREASURY OBLIGATIONS     $49    $154    $269     $604
-------------------------------------------------------
TREASURY INSTRUMENTS     $55    $173    $302     $677
-------------------------------------------------------
GOVERNMENT               $49    $154    $269     $604
-------------------------------------------------------
FEDERAL                  $50    $157    $274     $616
-------------------------------------------------------
TAX-FREE MONEY MARKET    $49    $154    $269     $604
-------------------------------------------------------
MUNICIPAL MONEY MARKET   $65    $205     N/A      N/A
-------------------------------------------------------

Service Organizations may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organiza-tion for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER



 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls the Investment Adviser announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

                                                               SERVICE PROVIDERS


 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           ACTUAL RATE FOR THE
                                           FISCAL YEAR ENDED
  FUND                    CONTRACTUAL RATE DECEMBER 31, 1998
 -------------------------------------------------------------
  Prime Obligations            0.205%             0.17%
 -------------------------------------------------------------
  Money Market                 0.205%             0.17%
 -------------------------------------------------------------
  Premium Money Market         0.205%             0.17%
 -------------------------------------------------------------
  Treasury Obligations         0.205%             0.17%
 -------------------------------------------------------------
  Treasury Instruments         0.205%             0.17%
 -------------------------------------------------------------
  Government                   0.205%             0.17%
 -------------------------------------------------------------
  Federal                      0.205%             0.17%
 -------------------------------------------------------------
  Tax-Free Money Market        0.205%             0.17%
 -------------------------------------------------------------
  Municipal Money Market       0.205%             N/A*
 -------------------------------------------------------------

* As of December 31, 1998, the Municipal Money Market Fund had not commenced operations.

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends


Dividends will be distributed to shareholders monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:


                        DIVIDEND DECLARATION TIME
FUND                         (NEW YORK TIME)
-------------------------------------------------
Prime Obligations               5:00 p.m.
-------------------------------------------------
Money Market                    4:00 p.m.
-------------------------------------------------
Premium Money Market            5:00 p.m.
-------------------------------------------------
Treasury Obligations            5:00 p.m.
-------------------------------------------------
Treasury Instruments            4:00 p.m.
-------------------------------------------------
Government                      5:00 p.m.
-------------------------------------------------
Federal                         4:00 p.m.
-------------------------------------------------
Tax-Free Money Market           4:00 p.m.
-------------------------------------------------
Municipal Money Market          4:00 p.m.
-------------------------------------------------

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Treasury Obliga-tions, Government and Premium Money Market Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent divi-dends.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Administration Shares.

 HOW TO BUY SHARES

 How Can I Purchase Administration Shares Of The Funds?
 Generally, Administration Shares may be purchased only through institutions that have agreed to provide account administration and maintenance services to their customers who are the beneficial owners of Administration Shares. These institutions are called "Service Organizations." Customers of a Serv-ice Organization will normally give their purchase instructions to the Serv-ice Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion attached to this Prospectus.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); OR

 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; OR
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
  (Name of Fund and Class of Shares), 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 IT IS STRONGLY RECOMMENDED THAT PAYMENT BE EFFECTED BY WIRING FEDERAL FUNDS TO NORTHERN.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  IF AN EFFECTIVE ORDER AND FEDERAL FUNDS ARE RECEIVED:    DIVIDENDS BEGIN:
 ---------------------------------------------------------------------------
  TAXABLE AND TAX-ADVANTAGED FUNDS
  (EXCEPT PRIME OBLIGATIONS, GOVERNMENT, TREASURY OBLIGATIONS AND
   PREMIUM MONEY MARKET FUNDS):
   .By 3:00 p.m. New York time                             Same business day
   .After 3:00 p.m. New York time                          Next business day
 ---------------------------------------------------------------------------
  PRIME OBLIGATIONS, GOVERNMENT, TREASURY OBLIGATIONS AND
   PREMIUM MONEY MARKET FUNDS:
   .By 5:00 p.m. New York time                             Same business day
   .After 5:00 p.m. New York time                          Next business day
 ---------------------------------------------------------------------------
  MUNICIPAL MONEY MARKET FUND:
   .By 1:00 p.m. New York time                             Same business day
   .After 1:00 p.m. New York time                          Next business day
 ---------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
   .By 2:00 p.m. New York time                             Same business day
   .After 2:00 p.m. New York time                          Next business day
 ---------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Administration Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on

                                                               SHAREHOLDER GUIDE

 behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to an administration plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 In addition to Administration Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different serv-ices than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 ----------------------------------------------------
  Minimum initial investment      $10 million (may be
                                  allocated among the
                                  Funds)
 ----------------------------------------------------
  Minimum account balance         $10 million
 ----------------------------------------------------
  Minimum subsequent investments  None
 ----------------------------------------------------

 A Service Organization may impose a minimum amount for initial and subse-quent investments in Administration Shares and may establish other require-ments such as a minimum account balance. A Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Administration Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV =
                -------------------------------
                 Number of Outstanding Shares of the Class



  FUND                                         NAV CALCULATED
 ----------------------------------------------------------------------------
  MONEY MARKET, FEDERAL, TAX-
   FREE MONEY MARKET, TREASURY  As of the close of regular trading of the New
   INSTRUMENTS AND MUNICIPAL    York Stock Exchange (normally 4:00 p.m.
   MONEY MARKET                 New York time) on each business day
 ----------------------------------------------------------------------------
  PRIME OBLIGATIONS, PREMIUM
   MONEY MARKET, TREASURY       As of 5:00 p.m. New York time on each
   OBLIGATIONS AND GOVERNMENT   business day
 ----------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street on each business day. Fund shares will be priced on any day the New York Stock Exchange is open,

                                                               SHAREHOLDER GUIDE

  except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Administration Shares Of The Funds?
 Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY, EACH FUND WILL REDEEM ITS ADMINISTRATION SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. A Service Organization may request redemptions in writing or by tele-phone if the optional telephone redemption privilege is elected on the Account Application.

 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege described in the Addi-tional Statement.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

                                                               SHAREHOLDER GUIDE


 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  REDEMPTION REQUEST RECEIVED     REDEMPTION PROCEEDS     DIVIDENDS
 ------------------------------------------------------------------------------
  TAXABLE AND TAX-ADVANTAGED
   FUNDS
  (EXCEPT PRIME OBLIGATIONS, GOVERNMENT, TREASURY
   OBLIGATIONS AND PREMIUM MONEY
   MARKET FUNDS):
 ------------------------------------------------------------------------------
   .By 3:00 p.m. New York time    Wired same business day Not earned on day
                                                          request is received
   .After 3:00 p.m. New York      Wired next business day Earned on day request
   time                                                   is received
 ------------------------------------------------------------------------------
  PRIME OBLIGATIONS, GOVERNMENT,
   TREASURY OBLIGATIONS AND
   PREMIUM MONEY MARKET FUNDS:
 ------------------------------------------------------------------------------
   .By 5:00 p.m. New York time    Wired same business day Not earned on day
                                                          request is received
   .After 5:00 p.m. New York      Wired next business day Earned on day request
   time                                                   is received
 ------------------------------------------------------------------------------
  MUNICIPAL MONEY MARKET FUND:
 ------------------------------------------------------------------------------
   .By 12:00 p.m. New York time   Wired same business day Not earned on day
                                                          request is received
   .After 12:00 p.m. New York     Wired next business day Earned on day request
   time                                                   is received
 ------------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
 ------------------------------------------------------------------------------
   .By 1:00 p.m. New York time    Wired same business day Not earned on day
                                                          request is received
   .After 1:00 p.m. New York      Wired next business day Earned on day request
   time                                                   is received
 ------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Administration Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to pur-chase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?

 A Service Organization may exchange Administration Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  INSTRUCTIONS FOR EXCHANGING SHARES:
 ---------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 ---------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone redemption
                   privileges on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 ---------------------------------------------------------------

                                                               SHAREHOLDER GUIDE


 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?
 Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation


Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Funds.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your AMT liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any social security or railroad retirement payments received by you are subject to federal income tax-es.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. TREASURY OBLIGATIONS AND U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Certain Funds may also acquire U.S. Government Securities in the form of custo-dial receipts. Custodial receipts evidence ownership of future interest pay-ments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real

                                                                      APPENDIX A

estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

COMMERCIAL PAPER. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denomi-nated obligations of domestic or, in the case of certain Funds, foreign issuers.

SHORT-TERM OBLIGATIONS. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

FOREIGN GOVERNMENT OBLIGATIONS AND RELATED FOREIGN RISKS. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S.

dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Efforts in foreign countries to remedi-ate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the invest-ment portfolio of a Fund may be adversely affected. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

REPURCHASE AGREEMENTS. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

MUNICIPAL OBLIGATIONS. Certain Funds may invest in Municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand

                                                                      APPENDIX A

instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt serv-ice on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

INDUSTRIAL DEVELOPMENT BONDS. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

OTHER MUNICIPAL OBLIGATION POLICIES. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

                                                                      APPENDIX A


In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of cred-it, which will ordinarily be irrevocable, both of which may be issued by domes-tic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued secu-rities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

BORROWINGS. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

DOWNGRADED SECURITIES. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND


                                        NET ASSET
                                        VALUE AT     NET     DISTRIBUTIONS
                                        BEGINNING INVESTMENT      TO
                                        OF PERIOD  INCOME/A/ SHAREHOLDERS
--------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                         $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                1.00      0.05        (0.05)
1998 - FST Administration Shares           1.00      0.05        (0.05)
1998 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1997 - FST Shares                          1.00      0.05        (0.05)
1997 - FST Preferred Shares                1.00      0.05        (0.05)
1997 - FST Administration Shares           1.00      0.05        (0.05)
1997 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1996 - FST Shares                          1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced
 May 1)                                    1.00      0.03        (0.03)
1996 - FST Administration Shares           1.00      0.05        (0.05)
1996 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1995 - FST Shares                          1.00      0.06        (0.06)
1995 - FST Administration Shares           1.00      0.06        (0.06)
1995 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                          1.00      0.04        (0.04)
1994 - FST Administration Shares           1.00      0.04        (0.04)
1994 - FST Service Shares                  1.00      0.04        (0.04)
--------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1994 - FST Shares                          1.00      0.03        (0.03)
1994 - FST Administration Shares           1.00      0.03        (0.03)
1994 - FST Service Shares                  1.00      0.03        (0.03)
--------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.55%  $5,831,773     0.18%        5.39%       0.24%        5.33%
   1.00     5.45      132,558     0.28         5.26        0.34         5.20
   1.00     5.29      331,196     0.43         5.14        0.49         5.08
   1.00     5.03      336,205     0.68         4.89        0.74         4.83
--------------------------------------------------------------------------------
   1.00     5.60    3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50      152,767     0.28         5.38        0.33         5.33
   1.00     5.34      241,607     0.43         5.22        0.48         5.17
   1.00     5.08      176,133     0.68         4.97        0.73         4.92
--------------------------------------------------------------------------------
   1.00     5.41    3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c     127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14      215,898     0.43         5.06        0.48         5.01
   1.00     4.88      115,114     0.68         4.78        0.73         4.73
--------------------------------------------------------------------------------
   1.00     6.02    3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75      147,894     0.43         5.59        0.47         5.55
   1.00     5.49       65,278     0.68         5.33        0.72         5.29
--------------------------------------------------------------------------------
   1.00     4.38c   2,774,849     0.18c        4.38c       0.24c        4.32c
   1.00     4.12c      66,113     0.43c        4.18c       0.49c        4.12c
   1.00     3.86c      41,372     0.68c        3.98c       0.74c        3.92c
--------------------------------------------------------------------------------
   1.00     3.18    1,831,413     0.17         3.11        0.25         3.03
   1.00     2.92       35,250     0.42         2.86        0.50         2.78
   1.00     2.66       14,001     0.67         2.61        0.75         2.53
--------------------------------------------------------------------------------

 MONEY MARKET FUND





                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997 - FST Shares                               1.00      0.06        (0.06)
1997 - FST Preferred Shares                     1.00      0.05        (0.05)
1997 - FST Administration Shares                1.00      0.05        (0.05)
1997 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996 - FST Shares                               1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced
 May 1)                                         1.00      0.03        (0.03)
1996 - FST Administration Shares                1.00      0.05        (0.05)
1996 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995 - FST Shares                               1.00      0.06        (0.06)
1995 - FST Administration Shares                1.00      0.06        (0.06)
1995 - FST Service Shares (commenced
 July 14)                                       1.00      0.02        (0.02)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1994 - FST Shares (commenced May 18)            1.00      0.03        (0.03)
1994 - FST Administration Shares (commenced
 May 20)                                        1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.55%  $4,995,782     0.18%        5.40%       0.23%        5.35%
   1.00     5.45       93,218     0.28         5.30        0.33         5.25
   1.00     5.29      399,474     0.43         5.16        0.48         5.11
   1.00     5.03      496,520     0.68         4.86        0.73         4.81
--------------------------------------------------------------------------------
   1.00     5.63    4,346,519     0.18         5.50        0.23         5.45
   1.00     5.53       20,258     0.28         5.44        0.33         5.39
   1.00     5.37      221,256     0.43         5.26        0.48         5.21
   1.00     5.11      316,304     0.68         4.99        0.73         4.94
--------------------------------------------------------------------------------
   1.00     5.45    2,540,366     0.18         5.33        0.23         5.28
   1.00     5.31c      17,510     0.28c        5.23c       0.33c        5.18c
   1.00     5.19      165,766     0.43         5.04        0.48         4.99
   1.00     4.93      234,376     0.68         4.84        0.73         4.79
--------------------------------------------------------------------------------
   1.00     6.07    2,069,197     0.15         5.89        0.23         5.81
   1.00     5.80      137,412     0.40         5.61        0.48         5.53
   1.00     5.41c       4,219     0.65c        4.93c       0.73c        4.85c
--------------------------------------------------------------------------------
   1.00     4.91c     862,971     0.11c        4.88c       0.25c        4.74c
   1.00     4.65c      66,560     0.36c        4.82c       0.50c        4.68c
--------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND




                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced August 1)          1.00      0.02        (0.02)
1997 - FST Preferred Shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997 - FST Administration Shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997 - FST Service Shares (commenced August
 1)                                             1.00      0.02        (0.02)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                      NET
                   ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET             END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT           OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL     (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ 000'S)      ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     5.55%  $479,851      0.16%        5.38%       0.29%        5.25%
   1.00     5.45    107,517      0.26         5.29        0.39         5.16
   1.00     5.29     13,728      0.41         5.08        0.54         4.95
   1.00     5.03     19,655      0.66         4.79        0.79         4.66
-------------------------------------------------------------------------------
   1.00     5.73c   218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c       558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c     1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c       814      0.58c        5.17c       0.93c        4.82c
-------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND




                                        NET ASSET
                                        VALUE AT     NET     DISTRIBUTIONS
                                        BEGINNING INVESTMENT      TO
                                        OF PERIOD  INCOME/A/ SHAREHOLDERS
--------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                         $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                1.00      0.05        (0.05)
1998 - FST Administration Shares           1.00      0.05        (0.05)
1998 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1997 - FST Shares                          1.00      0.05        (0.05)
1997 - FST Preferred Shares                1.00      0.05        (0.05)
1997 - FST Administration Shares           1.00      0.05        (0.05)
1997 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1996 - FST Shares                          1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced
 May 1)                                    1.00      0.03        (0.03)
1996 - FST Administration Shares           1.00      0.05        (0.05)
1996 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1995 - FST Shares                          1.00      0.06        (0.06)
1995 - FST Administration Shares           1.00      0.06        (0.06)
1995 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                          1.00      0.04        (0.04)
1994 - FST Administration Shares           1.00      0.04        (0.04)
1994 - FST Service Shares                  1.00      0.03        (0.03)
--------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1994 - FST Shares                          1.00      0.03        (0.03)
1994 - FST Administration Shares           1.00      0.03        (0.03)
1994 - FST Service Shares                  1.00      0.03        (0.03)
--------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.40%  $3,521,389     0.18%        5.22%       0.23%        5.17%
   1.00     5.29      285,240     0.28         5.20        0.33         5.15
   1.00     5.14    1,080,454     0.43         4.94        0.48         4.89
   1.00     4.87      501,619     0.68         4.69        0.73         4.64
--------------------------------------------------------------------------------
   1.00     5.50    2,217,943     0.18         5.36        0.23         5.31
   1.00     5.40      245,355     0.28         5.32        0.33         5.27
   1.00     5.24      738,865     0.43         5.12        0.48         5.07
   1.00     4.98      312,991     0.68         4.87        0.73         4.82
--------------------------------------------------------------------------------
   1.00     5.35    2,291,051     0.18         5.22        0.24         5.16
   1.00     5.24c      46,637     0.28c        5.11c       0.34c        5.05c
   1.00     5.09      536,895     0.43         4.97        0.49         4.91
   1.00     4.83      220,560     0.68         4.72        0.74         4.66
--------------------------------------------------------------------------------
   1.00     5.96    1,587,715     0.18         5.73        0.23         5.68
   1.00     5.69      283,186     0.43         5.47        0.48         5.42
   1.00     5.43      139,117     0.68         5.21        0.73         5.16
--------------------------------------------------------------------------------
   1.00     4.23c     958,196     0.18c        4.13c       0.25c        4.06c
   1.00     3.97c      82,124     0.43c        4.24c       0.50c        4.17c
   1.00     3.71c      81,162     0.68c        3.82c       0.75c        3.75c
--------------------------------------------------------------------------------
   1.00     3.11      812,420     0.17         3.01        0.24         2.94
   1.00     2.85       24,485     0.42         2.76        0.49         2.69
   1.00     2.60       35,656     0.67         2.51        0.74         2.44
--------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND




                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced March 3)           1.00      0.04        (0.04)
1997 - FST Preferred Shares (commenced
 May 30)                                        1.00      0.03        (0.03)
1997 - FST Administration Shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service Shares (commenced
 March 5)                                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                      NET
                   ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET             END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT           OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL     (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ 000'S)      ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     5.05%  $822,207      0.18%        4.74%       0.29%        4.63%
   1.00     4.94          2      0.28         4.68        0.39         4.57
   1.00     4.79     23,676      0.43         4.62        0.54         4.51
   1.00     4.53     17,128      0.68         4.37        0.79         4.26
-------------------------------------------------------------------------------
   1.00     5.25c   496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c         2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c     4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c    20,177      0.68c        4.62c       0.79c        4.51c
-------------------------------------------------------------------------------

 GOVERNMENT FUND




                                        NET ASSET
                                        VALUE AT     NET     DISTRIBUTIONS
                                        BEGINNING INVESTMENT      TO
                                        OF PERIOD  INCOME/A/ SHAREHOLDERS
--------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                         $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                1.00      0.05        (0.05)
1998 - FST Administration Shares           1.00      0.05        (0.05)
1998 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1997 - FST Shares                          1.00      0.05        (0.05)
1997 - FST Preferred Shares                1.00      0.05        (0.05)
1997 - FST Administration Shares           1.00      0.05        (0.05)
1997 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1996 - FST Shares                          1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced
 May 1)                                    1.00      0.03        (0.03)
1996 - FST Administration Shares           1.00      0.05        (0.05)
1996 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1995 - FST Shares                          1.00      0.06        (0.06)
1995 - FST Administration Shares           1.00      0.06        (0.06)
1995 - FST Service Shares (commenced
 May 16)                                   1.00      0.03        (0.03)
--------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                          1.00      0.04        (0.04)
1994 - FST Administration Shares           1.00      0.04        (0.04)
--------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1993 - FST Shares (commenced April 6)      1.00      0.03        (0.03)
1993 - FST Administration Shares
 (commenced September 1)                   1.00      0.01        (0.01)
--------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.46%  $1,563,875     0.18%        5.32%       0.23%        5.27%
   1.00     5.36      245,628     0.28         5.15        0.33         5.10
   1.00     5.20      407,363     0.43         5.06        0.48         5.01
   1.00     4.94      699,481     0.68         4.83        0.73         4.78
--------------------------------------------------------------------------------
   1.00     5.54    1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43        7,147     0.28         5.34        0.34         5.28
   1.00     5.28      299,804     0.43         5.15        0.49         5.09
   1.00     5.02      580,200     0.68         4.91        0.74         4.85
--------------------------------------------------------------------------------
   1.00     5.38      858,769     0.18         5.25        0.24         5.19
   1.00     5.26c         112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12      145,108     0.43         5.01        0.49         4.95
   1.00     4.86      223,554     0.68         4.74        0.74         4.68
--------------------------------------------------------------------------------
   1.00     6.00      743,884     0.18         5.81        0.24         5.75
   1.00     5.74       82,386     0.43         5.54        0.49         5.48
   1.00     5.40c      14,508     0.68c        5.08c       0.74c        5.02c
--------------------------------------------------------------------------------
   1.00     4.36c     258,350     0.15c        4.64c       0.25c        4.54c
   1.00     4.10c      54,253     0.40c        4.67c       0.50c        4.57c
--------------------------------------------------------------------------------
   1.00     3.14c      44,697     0.08c        3.10c       0.59c        2.59c
   1.00     2.87c      14,126     0.35c        2.85c       0.76c        2.44c
--------------------------------------------------------------------------------

 FEDERAL FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced February 28)       1.00      0.05        (0.05)
1997 - FST Preferred Shares (commenced
 May 30)                                        1.00      0.03        (0.03)
1997 - FST Administration Shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service Shares (commenced
 March 25)                                      1.00      0.04        (0.04)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.41%  $2,346,254     0.18%        5.24%       0.24%        5.18%
   1.00     5.31       26,724     0.28         5.20        0.34         5.14
   1.00     5.15      690,084     0.43         5.02        0.49         4.96
   1.00     4.89      321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c   1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c     194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c     625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c     228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND




                             NET ASSET
                             VALUE AT     NET     DISTRIBUTIONS
                             BEGINNING INVESTMENT      TO
                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares              $1.00     $0.03       $(0.03)
1998 - FST Preferred Shares     1.00      0.03        (0.03)
1998 - FST Administration
 Shares                         1.00      0.03        (0.03)
1998 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1997 - FST Shares               1.00      0.04        (0.04)
1997 - FST Preferred Shares     1.00      0.03        (0.03)
1997 - FST Administration
 Shares                         1.00      0.03        (0.03)
1997 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1996 - FST Shares               1.00      0.03        (0.03)
1996 - FST Preferred Shares
 (commenced May 1)              1.00      0.02        (0.02)
1996 - FST Administration
 Shares                         1.00      0.03        (0.03)
1996 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - FST Shares               1.00      0.04        (0.04)
1995 - FST Administration
 Shares                         1.00      0.04        (0.04)
1995 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1994 - FST Shares (com-
 menced July 19)                1.00      0.02        (0.02)
1994 - FST Administration
 Shares (commenced
 August 1)                      1.00      0.01        (0.01)
1994 - FST Service Shares
 (commenced September 23)       1.00      0.01        (0.01)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     3.34%  $1,456,002     0.18%        3.28%       0.23%        3.23%
   1.00     3.24       20,882     0.28         3.17        0.33         3.12
   1.00     3.08      146,800     0.43         3.04        0.48         2.99
   1.00     2.83       50,990     0.68         2.77        0.73         2.72
--------------------------------------------------------------------------------
   1.00     3.54      939,407     0.18         3.50        0.24         3.44
   1.00     3.43       35,152     0.28         3.39        0.34         3.33
   1.00     3.28      103,049     0.43         3.27        0.49         3.21
   1.00     3.02       42,578     0.68         3.01        0.74         2.95
--------------------------------------------------------------------------------
   1.00     3.39      440,838     0.18         3.35        0.23         3.30
   1.00     3.30c      28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13       51,661     0.43         3.10        0.48         3.05
   1.00     2.88       19,855     0.68         2.85        0.73         2.80
--------------------------------------------------------------------------------
   1.00     3.89      448,367     0.14         3.81        0.24         3.71
   1.00     3.63       20,939     0.39         3.54        0.49         3.44
   1.00     3.38       19,860     0.64         3.32        0.74         3.22
--------------------------------------------------------------------------------
   1.00     3.41c     183,570     0.07c        3.42c       0.31c        3.18c
   1.00     3.19c       2,042     0.32c        3.25c       0.56c        3.01c
   1.00     3.11c       2,267     0.57c        3.32c       0.81c        3.08c
--------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach
   5 Fund Investment Objectives
     and Strategies
  10 Principal Risks of the Funds
  14 Fund Performance
  24 Fund Fees and Expenses
  28 Service Providers
  31 Dividends

  33 Shareholder Guide
  33 How to Buy Shares
  37 How to Sell Shares
  42 Taxation
  43 Appendix A
     Additional Information on
     Portfolio Risks, Securities
     and Techniques
  52 Appendix B
     Financial Highlights

Financial Square Funds
Prospectus (FST Administration Shares)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
   SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


                            [LOGO OF GOLDMAN SACHS]


         The Funds' investment company registration number is 811-5349.

FSPROADMM

  Prospectus

  GOLDMAN SACHS FINANCIAL SQUARE FUNDS

FST SERVICE
SHARES

May 1, 1999



 .Prime
 Obligations
 Fund

 .Money Market
 Fund

 .Premium Money
 Market Fund

 .Treasury
 Obligations Fund

 .Treasury
 Instruments Fund

 .Government
 Fund

 .Federal Fund

 .Tax- Free
 Money
 Market Fund

 .Municipal
 Money Market
 Fund

                                                         [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.

[ART]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process

 1. MANAGING CREDIT RISK

 The Investment Adviser's process for managing risk emphasizes:
 .INTENSIVE RESEARCH--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for their analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .TIMELY UPDATES--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 THE RESULT: AN "APPROVED" LIST OF HIGH-QUALITY CREDITS--The Investment Adviser's portfolio management team uses this approval list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2. MANAGING INTEREST RATE RISK

 Three main steps are followed in seeking to manage interest rate risk:
 .ESTABLISH WEIGHTED AVERAGE MATURITY (WAM) TARGET--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .IMPLEMENT OPTIMUM PORTFOLIO STRUCTURE--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .CONDUCT RIGOROUS ANALYSIS OF NEW SECURITIES--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. MANAGING LIQUIDITY

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC FINANCIAL DATA UNIVERSAL AVERAGES. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information (the "Additional Statement").
  .TAXABLE FUNDS: Prime Obligations, Money Market, Premium Money Market,
   Treasury Obligations and Government Funds.
  .TAX-ADVANTAGED FUNDS: Treasury Instruments and Federal Funds.
  .TAX-EXEMPT FUNDS: Tax-Free Money Market and Municipal Money Market Funds. .THE INVESTORS: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liqui-dation privileges. The Funds are particularly suitable for banks, corpora-tions and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number
  155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chart-ered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .INVESTMENT RESTRICTIONS: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional

  Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 .DIVERSIFICATION: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of the total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agree-ments, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securi-ties" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 The Prime Obligations, Money Market, Premium Money Market, Treasury Obliga-tions, Treasury Instruments, Government, Federal, Tax-Free Money Market and Municipal Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.


 TAXABLE AND TAX-ADVANTAGED FUNDS:
 The Prime Obligations, Money Market and Premium Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market and Premium Money Market Funds may also invest in U.S. dollar denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its invest-ment objective by investing in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pur-sues its investment objective by investing in securities issued by the U.S. Government, its agencies, authorities and instrumentalities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments to certain U.S. Treasury Obligations and U.S. Government Securities, respec-tively, the interest from which is generally exempt from state income taxa-tion. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

 In order to obtain a rating from a rating organization, the Prime Obliga-tions, Money Market, Premium Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

 TAX-EXEMPT FUNDS:
 The Tax-Free Money Market and Municipal Money Market Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their politi-cal subdivisions, agencies, authorities and instrumentalities, and the Dis-trict of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and with respect to the Tax-Free Money Market Fund, not an item of tax prefer-ence under the federal alternative minimum tax. With respect to the Munici-pal Money Market Fund, such interest may not necessarily be exempt from the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more infor-mation see Appendix A.

 Investment Policies Matrix



                          U.S. TREASURY U.S. GOVERNMENT            BANK               COMMERCIAL
  FUND                     OBLIGATIONS    SECURITIES           OBLIGATIONS              PAPER
 --------------------------------------------------------------------------------------------------
  Prime Obligations         ./1/               .                    .                     .
                                                            U.S. banks only/2/
 --------------------------------------------------------------------------------------------------
  Money Market              ./1/               .                    .                     .
                                                         Over 25% of total assets  U.S. and foreign
                                                         must be invested in U.S.  (US$) commercial
                                                        and foreign (US$) banks/3/      paper
 --------------------------------------------------------------------------------------------------
  Premium Money Market        ./1/             .                    .                     .
                                                         Over 25% of total assets  U.S. and foreign
                                                         must be invested in U.S.  (US$) commercial
                                                        and foreign (US$) banks/3/      paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations      ./4/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments      ./4/
 --------------------------------------------------------------------------------------------------
  Government                ./1/              .
 --------------------------------------------------------------------------------------------------
  Federal                   ./1/              .

 --------------------------------------------------------------------------------------------------
  Tax-Free Money Market                                                                   .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Municipal Money Market                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
 1 Issued or guaranteed by the U.S. Treasury.
 2 Including foreign branches of U.S. banks.
 3 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Funds may, for temporary defensive purposes, invest less than 25% of their total assets in bank obligations.
 4 Issued by the U.S. Treasury.
 5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     SHORT-TERM
   OBLIGATIONS OF                       ASSET-BACKED AND       FOREIGN
  CORPORATIONS AND       REPURCHASE    RECEIVABLES-BACKED    GOVERNMENT
   OTHER ENTITIES        AGREEMENTS      SECURITIES/5/    OBLIGATIONS (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
          .                  .                 .                 .6
  U.S. and foreign
   (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                      (Does not intend
                      to invest)
---------------------------------------------------------------------------


---------------------------------------------------------------------------


---------------------------------------------------------------------------

 6 The Funds may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guarenteed by a foreign government. The Funds may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSRO's. The Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

Investment Policies Matrix continued



                        TAXABLE             TAX-EXEMPT            CUSTODIAL    UNRATED
   FUND                MUNICIPALS           MUNICIPALS            RECEIPTS  SECURITIES/9/ INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
 Prime Obligations        ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Money Market             ./7/                                        .           .                .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Premium Money            ./7/                                        .           .                .
 Market                                                                                   Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Treasury Obligations
--------------------------------------------------------------------------------------------------------------
 Treasury Instruments


--------------------------------------------------------------------------------------------------------------
 Government                                                                                        .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Federal                                                                                           .
                                                                                          Up to 10% of total
                                                                                          assets in other
                                                                                          investment companies
--------------------------------------------------------------------------------------------------------------
 Tax-Free Money                                  .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/
--------------------------------------------------------------------------------------------------------------
 Municipal Money                                 .                    .           .                .
 Market                           At least 80% of net assets                              Up to 10% of total
                                  in tax-exempt municipal                                 assets in other
                                  obligations (except in                                  investment companies
                                  extraordinary circumstances)/8/
--------------------------------------------------------------------------------------------------------------

 NOTE: SEE APPENDIX A FOR A DESCRIPTION OF, AND CERTAIN CRITERIA APPLICABLE TO, EACH OF THESE CATEGORIES OF INVESTMENTS.
 7 Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 8 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 9 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 10 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



      PRIVATE                                SUMMARY OF
     ACTIVITY           CREDIT              TAXATION FOR
       BONDS          QUALITY/9/          DISTRIBUTIONS/14/                  MISCELLANEOUS
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
------------------------------------------------------------------------------------------------------
         .          First Tier/12/  Taxable federal and state/15/ May invest in obligations of the International
                                                                  Bank for Reconstruction
                                                                  and Development
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and
                                    generally exempt from
                                    state taxation
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and state/15/
------------------------------------------------------------------------------------------------------
                    First Tier/12/  Taxable federal and           Under extraordinary circumstances,
                                    generally exempt from         may hold cash, U.S. Government
                                    state taxation                Securities subject to state taxation
                                                                  or cash equivalents
------------------------------------------------------------------------------------------------------
 (Does not          First/12/ or    Tax-exempt federal            May (but does not currently intend
 intend to          Second Tier/13/ and taxable state/16/         to) invest up to 20% in securities
 invest)/10/,/11/                                                 subject to AMT and may temporarily
                                                                  invest in the taxable money market
                                                                  instruments described herein
------------------------------------------------------------------------------------------------------
 (May invest up     First/12/ or    Tax-exempt federal            May invest up to 100% in AMT
 to 100% of its     Second Tier/13/ and taxable state/16/         securities and may temporarily
 total assets in                                                  invest in the taxable money
 private activity                                                 market instruments described
 bonds)/11/                                                       herein
------------------------------------------------------------------------------------------------------

 11 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 12 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 13 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 14 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 15 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 16 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                                 PREMIUM
                               PRIME     MONEY    MONEY    TREASURY
 . APPLICABLE                OBLIGATIONS  MARKET   MARKET  OBLIGATIONS
-- NOT APPLICABLE              FUND       FUND     FUND      FUND
---------------------------------------------------------------------
NAV                              .         .        .          .
Interest Rate                    .         .        .          .
Credit/Default                   .         .        .          .
Liquidity                        .         .        .          .
Other                            .         .        .          .
U.S. Government Securities       .         .        .         --
Concentration                   --         --       --        --
Foreign                         --         .        .         --
Banking Industry                --         .        .         --
Tax                             --         --       --        --
---------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS


                                       TAX-FREE MUNICIPAL
   TREASURY                              MONEY    MONEY
  INSTRUMENTS       GOVERNMENT FEDERAL  MARKET    MARKET
     FUND              FUND      FUND    FUND      FUND
---------------------------------------------------------
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          .              .        .        .        .
          --             .        .       --        --
          --            --        --       .        .
          --            --        --      --        --
          --            --        --      --        --
          --            --        --       .        .
---------------------------------------------------------

Risks that apply to all Funds:

 .NAV RISK--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .INTEREST RATE RISK--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .CREDIT/DEFAULT RISK--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market and Municipal Money Market Funds, risk of loss from pay-ment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
 .LIQUIDITY RISK--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. .OTHER RISKS--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Prime Obligations, Money Market, Premium Money Market, Government and Federal Funds:

 .U.S. GOVERNMENT SECURITIES RISK--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market and Premium Money Market Funds:

 .FOREIGN RISK--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market and Premium Money Market Funds may not invest more than 25% of their total assets in the securities of any one foreign government.

                                                    PRINCIPAL RISKS OF THE FUNDS

 .BANKING INDUSTRY RISK--The risk that if a Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if a Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market and Premium Money Market Funds intend to invest more than 25% of their total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

 .CONCENTRATION RISK--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. .TAX RISK--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) the average annual returns of a Fund's Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past per-formance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550. No informa-tion has been provided for the Municipal Money Market Fund because it has not yet commenced operations.

                                                                FUND PERFORMANCE

Prime Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q2 '95     1.38%



 Worst Quarter:

 Q2 '93     0.65%


                           [BAR GRAPH APPEARS HERE]

                 2.67%   3.76%   5.49%   4.88%   5.08%   5.03%

                 1993    1994    1995    1996    1997    1998


 AVERAGE ANNUAL TOTAL RETURN



  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR 5 YEARS SINCE INCEPTION
 -------------------------------------------------------------------
  SERVICE SHARES (Inception 1/8/92)   5.03%   4.85%       4.32%
 -------------------------------------------------------------------

Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q4 '97     1.28%



 Worst Quarter:

 Q4 '98     1.18%

                                       [BAR GRAPH APPEARS HERE]

                                         4.93%   5.11%   5.03%

                                         1996    1997    1998


 AVERAGE ANNUAL TOTAL RETURN



  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 7/14/95)  5.03%       5.07%
 -----------------------------------------------------------

                                                                FUND PERFORMANCE

Premium Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q3 '98     1.26%



 Worst Quarter:

 Q4 '98     1.17%


                                             [BAR GRAPH APPEARS HERE]

                                                       5.03%

                                                       1998


 AVERAGE ANNUAL TOTAL RETURN



  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 8/1/97)   5.03%       5.08%
 -----------------------------------------------------------

Treasury Obligations Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q2 '95     1.37%



 Worst Quarter:

 Q2 '93     0.64%


                           [BAR GRAPH APPEARS HERE]

             3.29%   2.61%   3.62%   5.43%   4.83%   4.98%   4.87%

             1992    1993    1994    1995    1996    1997    1998



 AVERAGE ANNUAL TOTAL RETURN



  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                 1 YEAR 5 YEARS SINCE INCEPTION
 --------------------------------------------------------------------
  SERVICE SHARES (Inception 10/15/91)  4.87%   4.74%       4.24%
 --------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Instruments Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q2 '98     1.16%



 Worst Quarter:

 Q4 '98     1.01%


                           [BAR GRAPH APPEARS HERE]

                                     4.53%

                                     1998


 AVERAGE ANNUAL TOTAL RETURN



  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 3/5/97)   4.53%       4.61%
 -----------------------------------------------------------

Government Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q4 '97     1.26%

 Worst Quarter:
 Q4 '98     1.14%

                           [BAR GRAPH APPEARS HERE]

                            4.86%   5.02%   4.94%

                            1996    1997    1998

 AVERAGE ANNUAL TOTAL RETURN



  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 5/16/95)  4.94%       5.02%
 -----------------------------------------------------------

                                                                FUND PERFORMANCE

Federal Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q3 '98     1.23%

 Worst Quarter:
 Q4 '98     1.14%

                           [BAR GRAPH APPEARS HERE]

                                    4.89%

                                    1998

 AVERAGE ANNUAL TOTAL RETURN



  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 3/25/97)  4.89%       4.94%
 -----------------------------------------------------------

Tax-Free Money Market Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter:
 Q2 '95     0.89%



 Worst Quarter:

 Q4 '98     0.66%

                           [BAR GRAPH APPEARS HERE]

                         3.38%   2.88%   3.02%   2.83%

                         1995    1996    1997    1998


 AVERAGE ANNUAL TOTAL RETURN



  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (Inception 9/23/94)  2.83%       3.03%
 -----------------------------------------------------------

                      [This page intentionally left blank]

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.


                                                                       PREMIUM
                                                      PRIME    MONEY    MONEY
                                                   OBLIGATIONS MARKET  MARKET
                                                      FUND      FUND    FUND
------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases       None     None     None
Maximum Deferred Sales Charge (Load)                   None     None     None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                             None     None     None
Redemption Fees                                        None     None     None
Exchange Fees                                          None     None     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/1/
Management Fees/2/                                    0.205%   0.205%   0.205%
Service Fees/3/                                       0.500%   0.500%   0.500%
Other Expenses/4/                                     0.035%   0.025%   0.085%
------------------------------------------------------------------------------
Total Fund Operating Expenses*                        0.740%   0.730%   0.790%
------------------------------------------------------------------------------

See page 26 for all other footnotes.

 * As a result of the current waivers and expense limita-tions, "Other Expenses" and "Total Fund Operating
   Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limita-tions may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
   Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                        PREMIUM
                                                        PRIME    MONEY   MONEY
                                                     OBLIGATIONS MARKET MARKET
                                                        FUND      FUND   FUND
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/1/
  Management Fees/2/                                    0.17%    0.17%   0.17%
  Service Fees/3/                                       0.50%    0.50%   0.50%
  Other Expenses/4/                                     0.01%    0.01%   0.01%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   waivers and expense limitations)                     0.68%    0.68%   0.68%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                             TAX-FREE     MUNICIPAL
   TREASURY        TREASURY                                   MONEY         MONEY
  OBLIGATIONS     INSTRUMENTS     GOVERNMENT     FEDERAL      MARKET       MARKET
     FUND            FUND            FUND         FUND         FUND         FUND
-----------------------------------------------------------------------------------
      None            None           None          None        None          None
      None            None           None          None        None          None
      None            None           None          None        None          None
      None            None           None          None        None          None
      None            None           None          None        None          None
     0.205%          0.205%         0.205%        0.205%      0.205%        0.205%
     0.500%          0.500%         0.500%        0.500%      0.500%        0.500%
     0.025%          0.085%         0.025%        0.035%      0.025%        0.185%
-----------------------------------------------------------------------------------
     0.730%          0.790%         0.730%        0.740%      0.730%        0.890%
-----------------------------------------------------------------------------------



                                                             TAX-FREE     MUNICIPAL
   TREASURY        TREASURY                                   MONEY         MONEY
  OBLIGATIONS     INSTRUMENTS     GOVERNMENT     FEDERAL      MARKET       MARKET
     FUND            FUND            FUND         FUND         FUND         FUND
 ----------------------------------------------------------------------------------
      0.17%           0.17%          0.17%         0.17%       0.17%         0.17%
      0.50%           0.50%          0.50%         0.50%       0.50%         0.50%
      0.01%           0.01%          0.01%         0.01%       0.01%         0.01%
 ----------------------------------------------------------------------------------
      0.68%           0.68%          0.68%         0.68%       0.68%         0.68%
 ----------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/The Funds' annual operating expenses are based on actual expenses, except for the Municipal Money Market Fund which are based on estimated amounts for the current fiscal year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Funds equal to 0.035% of the Funds' average daily net assets. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE FUNDS ARE 0.17% OF THE FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
/3/Service Organizations may charge other fees directly to their customers who are beneficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their investments.
/4/The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" of each Fund (excluding management fees, service fees, taxes, inter-est, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund's average daily net assets.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
PRIME OBLIGATIONS        $76    $237    $411     $918
-------------------------------------------------------
MONEY MARKET             $75    $233    $406     $906
-------------------------------------------------------
PREMIUM MONEY MARKET     $81    $252    $439     $978
-------------------------------------------------------
TREASURY OBLIGATIONS     $75    $233    $406     $906
-------------------------------------------------------
TREASURY INSTRUMENTS     $81    $252    $439     $978
-------------------------------------------------------
GOVERNMENT               $75    $233    $406     $906
-------------------------------------------------------
FEDERAL                  $76    $237    $411     $918
-------------------------------------------------------
TAX-FREE MONEY MARKET    $75    $233    $406     $906
-------------------------------------------------------
MUNICIPAL MONEY MARKET   $91    $284     N/A      N/A
-------------------------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensa-tion, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER



 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls the Investment Adviser, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

                                                               SERVICE PROVIDERS


 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           ACTUAL RATE FOR THE
                                           FISCAL YEAR ENDED
  FUND                    CONTRACTUAL RATE DECEMBER 31, 1998
 -------------------------------------------------------------
  Prime Obligations            0.205%             0.17%
 -------------------------------------------------------------
  Money Market                 0.205%             0.17%
 -------------------------------------------------------------
  Premium Money Market         0.205%             0.17%
 -------------------------------------------------------------
  Treasury Obligations         0.205%             0.17%
 -------------------------------------------------------------
  Treasury Instruments         0.205%             0.17%
 -------------------------------------------------------------
  Government                   0.205%             0.17%
 -------------------------------------------------------------
  Federal                      0.205%             0.17%
 -------------------------------------------------------------
  Tax-Free Money Market        0.205%             0.17%
 -------------------------------------------------------------
  Municipal Money Market       0.205%             N/A*
 -------------------------------------------------------------

* As of December 31, 1998, the Municipal Money Market Fund had not commenced operations.

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends


Dividends will be distributed to shareholders monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

                        DIVIDEND DECLARATION TIME
FUND                         (NEW YORK TIME)
-------------------------------------------------
PRIME OBLIGATIONS               5:00 p.m.
-------------------------------------------------
MONEY MARKET                    4:00 p.m.
-------------------------------------------------
PREMIUM MONEY MARKET            5:00 p.m.
-------------------------------------------------
TREASURY OBLIGATIONS            5:00 p.m.
-------------------------------------------------
TREASURY INSTRUMENTS            4:00 p.m.
-------------------------------------------------
GOVERNMENT                      5:00 p.m.
-------------------------------------------------
FEDERAL                         4:00 p.m.
-------------------------------------------------
TAX-FREE MONEY MARKET           4:00 p.m.
-------------------------------------------------
MUNICIPAL MONEY MARKET          4:00 p.m.
-------------------------------------------------

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Treasury Obliga-tions, Government and Premium Money Market Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent divi-dends.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.


 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion attached to this Prospectus.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); OR
 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; OR
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
  (Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 IT IS STRONGLY RECOMMENDED THAT PAYMENT BE EFFECTED BY WIRING FEDERAL FUNDS TO NORTHERN.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  IF AN EFFECTIVE ORDER
  AND FEDERAL FUNDS ARE
  RECEIVED:                DIVIDENDS BEGIN:
 -------------------------------------------
  TAXABLE AND TAX-
   ADVANTAGED FUNDS:
  (EXCEPT PRIME
   OBLIGATIONS,
   GOVERNMENT, TREASURY
   OBLIGATIONS
   AND PREMIUM MONEY
   MARKET FUNDS)
   .By 3:00 p.m. New York
    time                   Same business day
   .After 3:00 p.m. New
    York time              Next business day
 -------------------------------------------
  PRIME OBLIGATIONS,
   GOVERNMENT, TREASURY
   OBLIGATIONS
   AND PREMIUM MONEY
   MARKET FUNDS:
   .By 5:00 p.m. New York
    time                   Same business day
   .After 5:00 p.m. New
    York time              Next business day
 -------------------------------------------
  MUNICIPAL MONEY MARKET
   FUND:
   .By 1:00 p.m. New York
    time                   Same business day
   .After 1:00 p.m. New
    York time              Next business day
 -------------------------------------------
  TAX-FREE MONEY MARKET
   FUND:
   .By 2:00 p.m. New York
    time                   Same business day
   .After 2:00 p.m. New
    York time              Next business day
 -------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers

                                                               SHAREHOLDER GUIDE

 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?

 ----------------------------------------------------
  Minimum initial investment      $10 million (may be
                                  allocated among the
                                  Funds)
 ----------------------------------------------------
  Minimum account balance         $10 million
 ----------------------------------------------------
  Minimum subsequent investments  None
 ----------------------------------------------------

 A Service Organization may impose a minimum amount for initial and subse-quent investments in Service Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any spe-cial services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                     (Value of Assets of the Class)
                      - (Liabilities of the Class)
           NAV = _________________________________________
                 Number of Outstanding Shares of the Class



  FUND                                        NAV CALCULATED
 ---------------------------------------------------------------------------
  MONEY MARKET, FEDERAL, TAX-  As of the close of regular trading of the
   FREE                        New York Stock Exchange (normally
   MONEY MARKET, TREASURY      4:00 p.m. New York time) on each business day
   INSTRUMENTS AND MUNICIPAL
   MONEY MARKET
 ---------------------------------------------------------------------------
  PRIME OBLIGATIONS, PREMIUM
   MONEY MARKET, TREASURY      As of 5:00 p.m. New York time on each
   OBLIGATIONS AND GOVERNMENT  business day
 ---------------------------------------------------------------------------

 .NAV per share of each class is calculated by State Street on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.

                                                               SHAREHOLDER GUIDE

 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. GENERALLY, EACH FUND WILL REDEEM ITS SERVICE SHARES UPON REQUEST ON ANY BUSINESS DAY AT THEIR NAV NEXT DETERMINED AFTER RECEIPT OF SUCH REQUEST IN PROPER FORM. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


 --------------------------------------------------------
  BY WRITING:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6572
 --------------------------------------------------------
  BY TELEPHONE:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege described in the Addi-tional Statement.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 NOTE: IT MAY BE DIFFICULT TO MAKE TELEPHONE REDEMPTIONS IN TIMES OF DRASTIC ECONOMIC OR MARKET CONDITIONS.

                                                               SHAREHOLDER GUIDE


 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  REDEMPTION REQUEST RECEIVED         REDEMPTION PROCEEDS         DIVIDENDS
 --------------------------------------------------------------------------------
  TAXABLE AND TAX-ADVANTAGED FUNDS
   (EXCEPT PRIME OBLIGATIONS,
   GOVERNMENT, TREASURY
   OBLIGATIONS AND PREMIUM MONEY
   MARKET FUNDS):
 --------------------------------------------------------------------------------
   .By 3:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
   .After 3:00 p.m. New York time   Wired next business day Earned on day request
                                                            is received
 --------------------------------------------------------------------------------
  PRIME OBLIGATIONS, GOVERNMENT,
   TREASURY OBLIGATIONS AND
   PREMIUM MONEY MARKET FUNDS:
 --------------------------------------------------------------------------------
   .By 5:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
   .After 5:00 p.m. New York time   Wired next business day Earned on day
                                                            request is received
 --------------------------------------------------------------------------------
  MUNICIPAL MONEY MARKET FUND:
 --------------------------------------------------------------------------------
   .By 12:00 p.m. New York time     Wired same business day Not earned on day
                                                            request is received
   .After 12:00 p.m. New York time  Wired next business day Earned on day request is received
 --------------------------------------------------------------------------------
  TAX-FREE MONEY MARKET FUND:
 --------------------------------------------------------------------------------
   .By 1:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
   .After 1:00 p.m. New York time   Wired next business day Earned on day
                                                            request is received
 --------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to purchase suf-ficient additional shares of the Fund in order to avoid such redemption.
 .Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?

 A Service Organization may exchange Service Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  INSTRUCTIONS FOR EXCHANGING SHARES:
 -------------------------------------------------------------------
  BY WRITING:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  BY TELEPHONE:    If you have elected the telephone redemption
                   privileges on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. NewYork time)
 -------------------------------------------------------------------

                                                               SHAREHOLDER GUIDE


 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Service
 Shares?
 Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation


Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Funds.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax pur-poses.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your AMT liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any social security or railroad retirement payments received by you are subject to federal income tax-es.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. TREASURY OBLIGATIONS AND U.S. GOVERNMENT SECURITIES AND RELATED CUSTODIAL RECEIPTS. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Certain Funds may also acquire U.S. Government Securities in the form of custo-dial receipts. Custodial receipts evidence ownership of future interest pay-ments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real

                                                                      APPENDIX A

estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

COMMERCIAL PAPER. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denomi-nated obligations of domestic or, in the case of certain Funds, foreign issuers.

SHORT-TERM OBLIGATIONS. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

FOREIGN GOVERNMENT OBLIGATIONS AND RELATED FOREIGN RISKS. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Efforts in foreign countries to remedi-ate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the invest-ment portfolio of a Fund may be adversely affected. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

REPURCHASE AGREEMENTS. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

MUNICIPAL OBLIGATIONS. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

                                                                      APPENDIX A


MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt serv-ice on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

TENDER OPTION BONDS. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

INDUSTRIAL DEVELOPMENT BONDS. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

OTHER MUNICIPAL OBLIGATION POLICIES. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

                                                                      APPENDIX A


FLOATING AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of cred-it, which will ordinarily be irrevocable, both of which may be issued by domes-tic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued secu-rities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its pro-portionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

BORROWINGS. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

DOWNGRADED SECURITIES. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS FUND


                                        NET ASSET
                                        VALUE AT     NET     DISTRIBUTIONS
                                        BEGINNING INVESTMENT      TO
                                        OF PERIOD  INCOME/A/ SHAREHOLDERS
--------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                         $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                1.00      0.05        (0.05)
1998 - FST Administration Shares           1.00      0.05        (0.05)
1998 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1997 - FST Shares                          1.00      0.05        (0.05)
1997 - FST Preferred Shares                1.00      0.05        (0.05)
1997 - FST Administration Shares           1.00      0.05        (0.05)
1997 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1996 - FST Shares                          1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced
 May 1)                                    1.00      0.03        (0.03)
1996 - FST Administration Shares           1.00      0.05        (0.05)
1996 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1995 - FST Shares                          1.00      0.06        (0.06)
1995 - FST Administration Shares           1.00      0.06        (0.06)
1995 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                          1.00      0.04        (0.04)
1994 - FST Administration Shares           1.00      0.04        (0.04)
1994 - FST Service Shares                  1.00      0.04        (0.04)
--------------------------------------------------------------------------
FOR THE YEARS ENDED JANUARY 31,
1994 - FST Shares                          1.00      0.03        (0.03)
1994 - FST Administration Shares           1.00      0.03        (0.03)
1994 - FST Service Shares                  1.00      0.03        (0.03)
--------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.55%  $5,831,773     0.18%        5.39%       0.24%        5.33%
   1.00     5.45      132,558     0.28         5.26        0.34         5.20
   1.00     5.29      331,196     0.43         5.14        0.49         5.08
   1.00     5.03      336,205     0.68         4.89        0.74         4.83
--------------------------------------------------------------------------------
   1.00     5.60    3,867,739     0.18         5.46        0.23         5.41
   1.00     5.50      152,767     0.28         5.38        0.33         5.33
   1.00     5.34      241,607     0.43         5.22        0.48         5.17
   1.00     5.08      176,133     0.68         4.97        0.73         4.92
--------------------------------------------------------------------------------
   1.00     5.41    3,901,797     0.18         5.29        0.23         5.24
   1.00     5.28c     127,126     0.28c        5.19c       0.33c        5.14c
   1.00     5.14      215,898     0.43         5.06        0.48         5.01
   1.00     4.88      115,114     0.68         4.78        0.73         4.73
--------------------------------------------------------------------------------
   1.00     6.02    3,295,791     0.18         5.86        0.22         5.82
   1.00     5.75      147,894     0.43         5.59        0.47         5.55
   1.00     5.49       65,278     0.68         5.33        0.72         5.29
--------------------------------------------------------------------------------
   1.00     4.38c   2,774,849     0.18c        4.38c       0.24c        4.32c
   1.00     4.12c      66,113     0.43c        4.18c       0.49c        4.12c
   1.00     3.86c      41,372     0.68c        3.98c       0.74c        3.92c
--------------------------------------------------------------------------------
   1.00     3.18    1,831,413     0.17         3.11        0.25         3.03
   1.00     2.92       35,250     0.42         2.86        0.50         2.78
   1.00     2.66       14,001     0.67         2.61        0.75         2.53
--------------------------------------------------------------------------------

 MONEY MARKET FUND





                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1997 - FST Shares                               1.00      0.06        (0.06)
1997 - FST Preferred Shares                     1.00      0.05        (0.05)
1997 - FST Administration Shares                1.00      0.05        (0.05)
1997 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1996 - FST Shares                               1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced
 May 1)                                         1.00      0.03        (0.03)
1996 - FST Administration Shares                1.00      0.05        (0.05)
1996 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
1995 - FST Shares                               1.00      0.06        (0.06)
1995 - FST Administration Shares                1.00      0.06        (0.06)
1995 - FST Service Shares (commenced
 July 14)                                       1.00      0.02        (0.02)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1994 - FST Shares (commenced May 18)            1.00      0.03        (0.03)
1994 - FST Administration Shares (commenced
 May 20)                                        1.00      0.03        (0.03)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.55%  $4,995,782     0.18%        5.40%       0.23%        5.35%
   1.00     5.45       93,218     0.28         5.30        0.33         5.25
   1.00     5.29      399,474     0.43         5.16        0.48         5.11
   1.00     5.03      496,520     0.68         4.86        0.73         4.81
--------------------------------------------------------------------------------
   1.00     5.63    4,346,519     0.18         5.50        0.23         5.45
   1.00     5.53       20,258     0.28         5.44        0.33         5.39
   1.00     5.37      221,256     0.43         5.26        0.48         5.21
   1.00     5.11      316,304     0.68         4.99        0.73         4.94
--------------------------------------------------------------------------------
   1.00     5.45    2,540,366     0.18         5.33        0.23         5.28
   1.00     5.31c      17,510     0.28c        5.23c       0.33c        5.18c
   1.00     5.19      165,766     0.43         5.04        0.48         4.99
   1.00     4.93      234,376     0.68         4.84        0.73         4.79
--------------------------------------------------------------------------------
   1.00     6.07    2,069,197     0.15         5.89        0.23         5.81
   1.00     5.80      137,412     0.40         5.61        0.48         5.53
   1.00     5.41c       4,219     0.65c        4.93c       0.73c        4.85c
--------------------------------------------------------------------------------
   1.00     4.91c     862,971     0.11c        4.88c       0.25c        4.74c
   1.00     4.65c      66,560     0.36c        4.82c       0.50c        4.68c
--------------------------------------------------------------------------------

 PREMIUM MONEY MARKET FUND






                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced August 1)          1.00      0.02        (0.02)
1997 - FST Preferred Shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997 - FST Administration Shares (commenced
 August 1)                                      1.00      0.02        (0.02)
1997 - FST Service Shares (commenced
 August 1)                                      1.00      0.02        (0.02)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B






                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                      NET
                   ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET             END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT           OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL     (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ 000'S)      ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     5.55%  $479,851      0.16%        5.38%       0.29%        5.25%
   1.00     5.45    107,517      0.26         5.29        0.39         5.16
   1.00     5.29     13,728      0.41         5.08        0.54         4.95
   1.00     5.03     19,655      0.66         4.79        0.79         4.66
-------------------------------------------------------------------------------
   1.00     5.73c   218,192      0.08c        5.59c       0.43c        5.24c
   1.00     5.62c       558      0.18c        5.50c       0.53c        5.15c
   1.00     5.47c     1,457      0.33c        5.33c       0.68c        4.98c
   1.00     5.20c       814      0.58c        5.17c       0.93c        4.82c
-------------------------------------------------------------------------------

 TREASURY OBLIGATIONS FUND





                                        NET ASSET
                                        VALUE AT     NET     DISTRIBUTIONS
                                        BEGINNING INVESTMENT      TO
                                        OF PERIOD  INCOME/A/ SHAREHOLDERS
--------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                         $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                1.00      0.05        (0.05)
1998 - FST Administration Shares           1.00      0.05        (0.05)
1998 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1997 - FST Shares                          1.00      0.05        (0.05)
1997 - FST Preferred Shares                1.00      0.05        (0.05)
1997 - FST Administration Shares           1.00      0.05        (0.05)
1997 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1996 - FST Shares                          1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced
 May 1)                                    1.00      0.03        (0.03)
1996 - FST Administration Shares           1.00      0.05        (0.05)
1996 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1995 - FST Shares                          1.00      0.06        (0.06)
1995 - FST Administration Shares           1.00      0.06        (0.06)
1995 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                          1.00      0.04        (0.04)
1994 - FST Administration Shares           1.00      0.04        (0.04)
1994 - FST Service Shares                  1.00      0.03        (0.03)
--------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,
1994 - FST Shares                          1.00      0.03        (0.03)
1994 - FST Administration Shares           1.00      0.03        (0.03)
1994 - FST Service Shares                  1.00      0.03        (0.03)
--------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END     TOTAL    OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.40%  $3,521,389     0.18%        5.22%       0.23%        5.17%
   1.00     5.29      285,240     0.28         5.20        0.33         5.15
   1.00     5.14    1,080,454     0.43         4.94        0.48         4.89
   1.00     4.87      501,619     0.68         4.69        0.73         4.64
--------------------------------------------------------------------------------
   1.00     5.50    2,217,943     0.18         5.36        0.23         5.31
   1.00     5.40      245,355     0.28         5.32        0.33         5.27
   1.00     5.24      738,865     0.43         5.12        0.48         5.07
   1.00     4.98      312,991     0.68         4.87        0.73         4.82
--------------------------------------------------------------------------------
   1.00     5.35    2,291,051     0.18         5.22        0.24         5.16
   1.00     5.24c      46,637     0.28c        5.11c       0.34c        5.05c
   1.00     5.09      536,895     0.43         4.97        0.49         4.91
   1.00     4.83      220,560     0.68         4.72        0.74         4.66
--------------------------------------------------------------------------------
   1.00     5.96    1,587,715     0.18         5.73        0.23         5.68
   1.00     5.69      283,186     0.43         5.47        0.48         5.42
   1.00     5.43      139,117     0.68         5.21        0.73         5.16
--------------------------------------------------------------------------------
   1.00     4.23c     958,196     0.18c        4.13c       0.25c        4.06c
   1.00     3.97c      82,124     0.43c        4.24c       0.50c        4.17c
   1.00     3.71c      81,162     0.68c        3.82c       0.75c        3.75c
--------------------------------------------------------------------------------
   1.00     3.11      812,420     0.17         3.01        0.24         2.94
   1.00     2.85       24,485     0.42         2.76        0.49         2.69
   1.00     2.60       35,656     0.67         2.51        0.74         2.44
--------------------------------------------------------------------------------

 TREASURY INSTRUMENTS FUND





                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced March 3)           1.00      0.04        (0.04)
1997 - FST Preferred Shares (commenced
 May 30)                                        1.00      0.03        (0.03)
1997 - FST Administration Shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service Shares (commenced
 March 5)                                       1.00      0.04        (0.04)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B






                                                          RATIOS ASSUMING NO
                                                        WAIVER OF FEES AND NO
                                                         EXPENSE LIMITATIONS
                                                       ------------------------
                      NET
                   ASSETS AT              RATIO OF NET             RATIO OF NET
NET ASSET             END    RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT           OF PERIOD EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL     (IN    AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/  000'S)      ASSETS       ASSETS      ASSETS       ASSETS
-------------------------------------------------------------------------------
  $1.00     5.05%  $822,207      0.18%        4.74%       0.29%        4.63%
   1.00     4.94          2      0.28         4.68        0.39         4.57
   1.00     4.79     23,676      0.43         4.62        0.54         4.51
   1.00     4.53     17,128      0.68         4.37        0.79         4.26
-------------------------------------------------------------------------------
   1.00     5.25c   496,419      0.18c        5.09c       0.29c        4.98c
   1.00     5.13c         2      0.28c        5.00c       0.39c        4.89c
   1.00     4.99c     4,159      0.43c        4.84c       0.54c        4.73c
   1.00     4.71c    20,177      0.68c        4.62c       0.79c        4.51c
-------------------------------------------------------------------------------

 GOVERNMENT FUND





                                        NET ASSET
                                        VALUE AT     NET     DISTRIBUTIONS
                                        BEGINNING INVESTMENT      TO
                                        OF PERIOD  INCOME/A/ SHAREHOLDERS
--------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                         $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                1.00      0.05        (0.05)
1998 - FST Administration Shares           1.00      0.05        (0.05)
1998 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1997 - FST Shares                          1.00      0.05        (0.05)
1997 - FST Preferred Shares                1.00      0.05        (0.05)
1997 - FST Administration Shares           1.00      0.05        (0.05)
1997 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1996 - FST Shares                          1.00      0.05        (0.05)
1996 - FST Preferred Shares (commenced
 May 1)                                    1.00      0.03        (0.03)
1996 - FST Administration Shares           1.00      0.05        (0.05)
1996 - FST Service Shares                  1.00      0.05        (0.05)
--------------------------------------------------------------------------
1995 - FST Shares                          1.00      0.06        (0.06)
1995 - FST Administration Shares           1.00      0.06        (0.06)
1995 - FST Service Shares (commenced
 May 16)                                   1.00      0.03        (0.03)
--------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,D
1994 - FST Shares                          1.00      0.04        (0.04)
1994 - FST Administration Shares           1.00      0.04        (0.04)
--------------------------------------------------------------------------
FOR THE PERIOD ENDED JANUARY 31,
1993 - FST Shares (commenced April 6)      1.00      0.03        (0.03)
1993 - FST Administration Shares (com-
 menced September 1)                       1.00      0.01        (0.01)
--------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and complete redemption of the investment at the net asset value at the end of the period.
c Annualized.
d The information presented reflects eleven months of operations due to a change in fiscal year end. This change was caused by the reorganization of the Funds as a series of Goldman Sachs Trust (formerly Goldman Sachs Money Market Trust).

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.46%  $1,563,875     0.18%        5.32%       0.23%        5.27%
   1.00     5.36      245,628     0.28         5.15        0.33         5.10
   1.00     5.20      407,363     0.43         5.06        0.48         5.01
   1.00     4.94      699,481     0.68         4.83        0.73         4.78
--------------------------------------------------------------------------------
   1.00     5.54    1,478,539     0.18         5.41        0.24         5.35
   1.00     5.43        7,147     0.28         5.34        0.34         5.28
   1.00     5.28      299,804     0.43         5.15        0.49         5.09
   1.00     5.02      580,200     0.68         4.91        0.74         4.85
--------------------------------------------------------------------------------
   1.00     5.38      858,769     0.18         5.25        0.24         5.19
   1.00     5.26c         112     0.28c        5.14c       0.34c        5.08c
   1.00     5.12      145,108     0.43         5.01        0.49         4.95
   1.00     4.86      223,554     0.68         4.74        0.74         4.68
--------------------------------------------------------------------------------
   1.00     6.00      743,884     0.18         5.81        0.24         5.75
   1.00     5.74       82,386     0.43         5.54        0.49         5.48
   1.00     5.40c      14,508     0.68c        5.08c       0.74c        5.02c
--------------------------------------------------------------------------------
   1.00     4.36c     258,350     0.15c        4.64c       0.25c        4.54c
   1.00     4.10c      54,253     0.40c        4.67c       0.50c        4.57c
--------------------------------------------------------------------------------
   1.00     3.14c      44,697     0.08c        3.10c       0.59c        2.59c
   1.00     2.87c      14,126     0.35c        2.85c       0.76c        2.44c
--------------------------------------------------------------------------------

 FEDERAL FUND



                                             NET ASSET
                                             VALUE AT     NET     DISTRIBUTIONS
                                             BEGINNING INVESTMENT      TO
                                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares                              $1.00     $0.05       $(0.05)
1998 - FST Preferred Shares                     1.00      0.05        (0.05)
1998 - FST Administration Shares                1.00      0.05        (0.05)
1998 - FST Service Shares                       1.00      0.05        (0.05)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1997 - FST Shares (commenced February 28)       1.00      0.05        (0.05)
1997 - FST Preferred Shares (commenced
 May 30)                                        1.00      0.03        (0.03)
1997 - FST Administration Shares (commenced
 April 1)                                       1.00      0.04        (0.04)
1997 - FST Service Shares (commenced
 March 25)                                      1.00      0.04        (0.04)
-------------------------------------------------------------------------------


a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B







                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     5.41%  $2,346,254     0.18%        5.24%       0.24%        5.18%
   1.00     5.31       26,724     0.28         5.20        0.34         5.14
   1.00     5.15      690,084     0.43         5.02        0.49         4.96
   1.00     4.89      321,124     0.68         4.78        0.74         4.72
--------------------------------------------------------------------------------
   1.00     5.51c   1,125,681     0.18c        5.39c       0.27c        5.30c
   1.00     5.43c     194,375     0.28c        5.26c       0.37c        5.17c
   1.00     5.27c     625,334     0.43c        5.15c       0.52c        5.06c
   1.00     5.00c     228,447     0.68c        4.78c       0.77c        4.69c
--------------------------------------------------------------------------------

 TAX-FREE MONEY MARKET FUND




                             NET ASSET
                             VALUE AT     NET     DISTRIBUTIONS
                             BEGINNING INVESTMENT      TO
                             OF PERIOD  INCOME/A/ SHAREHOLDERS
-------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1998 - FST Shares              $1.00     $0.03       $(0.03)
1998 - FST Preferred Shares     1.00      0.03        (0.03)
1998 - FST Administration
 Shares                         1.00      0.03        (0.03)
1998 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1997 - FST Shares               1.00      0.04        (0.04)
1997 - FST Preferred Shares     1.00      0.03        (0.03)
1997 - FST Administration
 Shares                         1.00      0.03        (0.03)
1997 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1996 - FST Shares               1.00      0.03        (0.03)
1996 - FST Preferred Shares
 (commenced May 1)              1.00      0.02        (0.02)
1996 - FST Administration
 Shares                         1.00      0.03        (0.03)
1996 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - FST Shares               1.00      0.04        (0.04)
1995 - FST Administration
 Shares                         1.00      0.04        (0.04)
1995 - FST Service Shares       1.00      0.03        (0.03)
-------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31,
1994 - FST Shares (com-
 menced July 19)                1.00      0.02        (0.02)
1994 - FST Administration
 Shares (commenced
 August 1)                      1.00      0.01        (0.01)
1994 - FST Service Shares
 (commenced September 23)       1.00      0.01        (0.01)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                            RATIOS ASSUMING NO
                                                          WAIVER OF FEES AND NO
                                                           EXPENSE LIMITATIONS
                                                         ------------------------
                       NET                  RATIO OF NET             RATIO OF NET
NET ASSET           ASSETS AT  RATIO OF NET  INVESTMENT   RATIO OF    INVESTMENT
VALUE AT               END     EXPENSES TO   INCOME TO   EXPENSES TO  INCOME TO
   END      TOTAL   OF PERIOD  AVERAGE NET  AVERAGE NET  AVERAGE NET AVERAGE NET
OF PERIOD RETURN/B/ (IN 000'S)    ASSETS       ASSETS      ASSETS       ASSETS
--------------------------------------------------------------------------------
  $1.00     3.34%  $1,456,002     0.18%        3.28%       0.23%        3.23%
   1.00     3.24       20,882     0.28         3.17        0.33         3.12
   1.00     3.08      146,800     0.43         3.04        0.48         2.99
   1.00     2.83       50,990     0.68         2.77        0.73         2.72
--------------------------------------------------------------------------------
   1.00     3.54      939,407     0.18         3.50        0.24         3.44
   1.00     3.43       35,152     0.28         3.39        0.34         3.33
   1.00     3.28      103,049     0.43         3.27        0.49         3.21
   1.00     3.02       42,578     0.68         3.01        0.74         2.95
--------------------------------------------------------------------------------
   1.00     3.39      440,838     0.18         3.35        0.23         3.30
   1.00     3.30c      28,731     0.28c        3.26c       0.33c        3.21c
   1.00     3.13       51,661     0.43         3.10        0.48         3.05
   1.00     2.88       19,855     0.68         2.85        0.73         2.80
--------------------------------------------------------------------------------
   1.00     3.89      448,367     0.14         3.81        0.24         3.71
   1.00     3.63       20,939     0.39         3.54        0.49         3.44
   1.00     3.38       19,860     0.64         3.32        0.74         3.22
--------------------------------------------------------------------------------
   1.00     3.41c     183,570     0.07c        3.42c       0.31c        3.18c
   1.00     3.19c       2,042     0.32c        3.25c       0.56c        3.01c
   1.00     3.11c       2,267     0.57c        3.32c       0.81c        3.08c
--------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach
   5 Fund Investment Objectives
     and Strategies
  10 Principal Risks of the Funds
  14 Fund Performance
  24 Fund Fees and Expenses
  28 Service Providers
  31 Dividends

  33 Shareholder Guide
       33 How to Buy Shares
       37 How to Sell Shares
  42 Taxation
  43 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  52 Appendix B
     Financial Highlights

Financial Square Funds
Prospectus (FST Service Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                     [LOGO OF GOLDMAN SACHS APPEARS HERE]

        The Funds' investment company registration number is 811-5349.

FSPROSVCMM

  Prospectus

  GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

ILA ("Units" or
"Shares")

May 1, 1999





 .Prime
 Obligations
 Portfolio

 .Money Market
 Portfolio

 .Treasury
 Obligations
 Portfolio

 .Treasury
 Instruments
 Portfolio

 .Government
 Portfolio

 .Federal
 Portfolio

 .Tax-Exempt
 Diversified Portfolio

 .Tax-Exempt
 California Portfolio

 .Tax-Exempt
 New York Portfolio


                                                        [LOGO OF GOLDMAN SACHS]
  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE SECURI-
  TIES OR PASSED UPON THE ADEQUACY OF THIS
  PROSPECTUS. ANY REPRESENTATION TO THE CON-
  TRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.


                   [ART]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the "Funds"). GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process
 1. Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:
 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for their analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2. Managing Interest Rate Risk

 Three main steps are followed in seeking to manage interest rate risk:
 .Establish weighted average maturity (WAM) target--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.


 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
   .Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and
    Government Portfolios.
    .Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios. .Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-
    Exempt New York Portfolios.
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fun-damental and may be changed without shareholder approval.
 .Diversification: Diversification can help a Fund reduce the risks of invest-ing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limita-tions do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment com-panies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instru-ments.

 The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities, and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obliga-tions of foreign banks, foreign companies and foreign governments.

 The Treasury Obligations Portfolio pursues its investment objective by investing in securities issued or guaranteed by the U.S. Treasury and repur-chase agreements relating to such securities. The Government Portfolio pur-sues its investment objective by investing in U.S. Government Securities and repurchase agreements relating to such securities.

 The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments to certain U.S. Treasury Obliga-tions and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxa-tion in your own state.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively.

 The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES


 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual/semiannual reports. For more infor-mation see Appendix A.

 Investment Policies Matrix




                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations           ./1/             .                    .                     .
                                                             U.S. banks only
 --------------------------------------------------------------------------------------------------
  Money Market                ./1/             .                    .                     .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/2/ paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations        ./3/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments        ./3/
 --------------------------------------------------------------------------------------------------
  Government                  ./1/             .
 --------------------------------------------------------------------------------------------------
  Federal                     ./1/             .
 --------------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt California                                                                   .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                                     .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 1 Issued or guaranteed by the U.S. Treasury.
 2 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
 3 Issued by the U.S. Treasury.
 4 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




     Short-Term
   Obligations of                       Asset-Backed and       Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/4/    Obligations (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                ./5/
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

                      (Does not intend
                      to invest)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

 5 The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

Investment Policies Matrix continued


                         Taxable             Tax-Exempt            Custodial    Unrated        Investment
Fund                    Municipals           Municipals            Receipts  Securities/8/     Companies
-------------------------------------------------------------------------------------------------------------
Prime Obligations         . /6/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Money Market              . /6/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Treasury Obligations
-------------------------------------------------------------------------------------------------------------
Treasury Instruments


-------------------------------------------------------------------------------------------------------------
Government                                                                                    .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Federal                                                                                       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified                  .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment
                                   extraordinary circumstances)/7/                         companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt California                   .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in California                              companies
                                   instruments (except in
                                   extraordinary circumstances)/7/
-------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                     .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in New York                                companies
                                   instruments (except in
                                   extraordinary circumstances)/7/
-------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 6 Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 7 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 8 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 9 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     Private                                Summary of
     Activity          Credit              Taxation for
      Bonds          Quality/8/          Distributions/13/                       Miscellaneous
--------------------------------------------------------------------------------------------------------------
        .          First Tier/11/  Taxable federal and state/14/




--------------------------------------------------------------------------------------------------------------
        .          First Tier/11/  Taxable federal and state/14/ May invest in obligations of the International
                                                                 Bank for Reconstruction
                                                                 and Development

--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and state/14/
--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and
                                   generally exempt from
                                   state taxation
--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and state/14/




--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and           Under extraordinary circumstances,
                                   generally exempt from         may hold cash, U.S. Government
                                   state taxation                Securities subject to state taxation
                                                                 or cash equivalents

--------------------------------------------------------------------------------------------------------------
 (Does not         First/11/ or    Tax-exempt federal and        May (but does not currently intend to)
 intend to         Second Tier/12/ taxable state/15/             invest up to 20% in securities subject to
 invest)/9/,/10/                                                 AMT and may temporarily invest in the taxable
                                                                 money market instruments described herein
--------------------------------------------------------------------------------------------------------------
 (Does not         First/11/ or    Tax-exempt federal            May (but does not currently intend to)
 intend to         Second Tier/12/ and California State          invest up to 20% in AMT securities
 invest)/9/,/10/                                                 and may temporarily invest in the taxable
                                                                 money market instruments described herein



--------------------------------------------------------------------------------------------------------------
        .          First/11/ or    Tax-exempt federal,           May invest up to 20% in AMT securities
  (not more than   Second Tier/12/ New York State and            and may temporarily invest in the taxable
    20% of net                     New York City                 money market instruments described herein
   assets)/10/



--------------------------------------------------------------------------------------------------------------

 10 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 11 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 12 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 13 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 14 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 15 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                Prime        Money      Treasury      Treasury
 .Applicable                 Obligations    Market     Obligations   Instruments
 --  Not Applicable           Portfolio    Portfolio    Portfolio     Portfolio
--------------------------------------------------------------------------------
 NAV                              .            .            .             .
 Interest Rate                    .            .            .             .
 Credit/Default                   .            .            .             .
 Liquidity                        .            .            .             .
 Other                            .            .            .             .
 U.S. Government Securities       .            .           --            --
 Concentration                   --           --           --            --
 Foreign                         --            .           --            --
 Banking Industry                --            .           --            --
 Tax                             --           --           --            --
--------------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS

                                       Tax-Exempt          Tax-Exempt         Tax-Exempt
  Government          Federal          Diversified         California          New York
  Portfolio          Portfolio          Portfolio          Portfolio          Portfolio
----------------------------------------------------------------------------------------
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                 --                  --                 --
       --               --                  .                  .                  .
       --               --                 --                  --                 --
       --               --                 --                  --                 --
       --               --                  .                  .                  .
----------------------------------------------------------------------------------------

Risks that apply to all Funds:

 .NAV Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfo-lios, risk of loss from payment default may also exist where municipal instru-ments are backed by foreign letters of credit or guarantees.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

 .Foreign Risk--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

                                                    PRINCIPAL RISKS OF THE FUNDS


 .Banking Industry Risk--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obligations, respectively. These two Funds are classified as "non-diversified" for regulatory purposes.
 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios).

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's ILA Shares from year to year; and (b) the average annual returns of a Fund's ILA Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter
 Q2 '89     2.37%

 Worst Quarter
 Q2 '93     0.72%


                           [BAR CHART APPEARS HERE]

  1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  9.27%   8.21%   6.10%   3.76%   2.97%   4.07%   5.79%   5.22%   5.38%   5.32%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998              1 Year 5 Years 10 Years Since Inception
 -----------------------------------------------------------------------
  ILA Shares (Inception 1/1/81)  5.32%   5.15%   5.59%        7.43%
 -----------------------------------------------------------------------

Money Market Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '89     2.38%

 Worst Quarter
 Q2 '93     0.74%


                           [BAR CHART APPEARS HERE]

  1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  9.31%   8.24%   6.12%   3.77%   3.03%   4.13%   5.85%   5.27%   5.43%   5.33%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998              1 Year  5 Years 10 Years Since Inception
 ------------------------------------------------------------------------
  ILA Shares (Inception 1/1/87)  5.33%   5.20%    5.63%        5.81%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Obligations Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------


 Best Quarter
 Q2 '89     2.29%

 Worst Quarter
 Q2 '93     0.70%


                           [BAR CHART APPEARS HERE]

  1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  9.06%   8.05%   5.90%   3.66%   2.89%   3.91%   5.73%   5.11%   5.26%   5.15%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998               1 Year 5 Years 10 Years Since Inception
 ------------------------------------------------------------------------
  ILA Shares (Inception 12/1/81)  5.15%   5.03%   5.45%        6.71%
 ------------------------------------------------------------------------

Treasury Instruments Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95     1.45%

 Worst Quarter
 Q2 '93     0.72%


                                       [BAR CHART APPEARS HERE]

                          1992    1993    1994    1995    1996    1997    1998
                          ----    ----    ----    ----    ----    ----    ----
                          3.54%   2.98%   4.01%   5.70%   5.10%   5.17%   4.96%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998               1 Year 5 Years Since Inception
 ---------------------------------------------------------------
  ILA Shares (Inception 1/30/91)  4.96%   4.99%       4.63%
 ---------------------------------------------------------------

                                                                FUND PERFORMANCE

Government Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q3 '89     2.33%

 Worst Quarter
 Q2 '93     0.72%


                           [BAR CHART APPEARS HERE]

  1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  9.15%   8.11%   5.91%   3.71%   2.94%   3.94%   5.77%   5.15%   5.31%   5.21%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998              1 Year 5 Years 10 Years Since Inception
 -----------------------------------------------------------------------
  ILA Shares (Inception 1/1/81)  5.21%   5.07%   5.50%        7.24%
 -----------------------------------------------------------------------

Federal Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '90     1.99%

 Worst Quarter
 Q2 '93     0.73%


                           [BAR CHART APPEARS HERE]

          1990    1991    1992    1993    1994    1995    1996    1997    1998
          ----    ----    ----    ----    ----    ----    ----    ----    ----
          8.06%   5.94%   3.62%   3.00%   4.11%   5.83%   5.24%   5.40%   5.25%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998               1 Year 5 Years Since Inception
 ---------------------------------------------------------------
  ILA Shares (Inception 5/22/89)  5.25%   5.16%       5.39%
 ---------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '89     1.58%

 Worst Quarter
 Q1 '94     0.52%


                           [BAR CHART APPEARS HERE]

 1989    1990   1991    1992    1993    1994    1995    1996    1997    1998
 ----    ----   ----    ----    ----    ----    ----    ----    ----    ----
 6.07%   5.64%  4.33%   2.83%   2.25%   2.71%   3.72%   3.25%   3.39%   3.17%



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998              1 Year 5 Years 10 Years Since Inception
 -----------------------------------------------------------------------
  ILA Shares (Inception 3/3/83)  3.17%   3.25%   3.73%        4.16%
 -----------------------------------------------------------------------

Tax-Exempt California Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '89     1.55%

 Worst Quarter
 Q1 '94     0.48%



                           [BAR CHART APPEARS HERE]

  1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  5.93%   5.24%   3.95%   2.63%   2.09%   2.53%   3.55%   3.03%   3.15%   2.84%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998               1 Year 5 Years 10 Years Since Inception
 ------------------------------------------------------------------------
  ILA Shares (Inception 10/4/88)  2.84%   3.02%   3.48%        3.54%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt New York Portfolio

 TOTAL RETURN                                                     CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95     0.93%

 Worst Quarter
 Q1 '94     0.48%



                                      [BAR CHART APPEARS HERE]

                          1992    1993    1994    1995    1996    1997    1998
                          ----    ----    ----    ----    ----    ----    ----
                          2.71%   2.20%   2.56%   3.51%   3.05%   3.29%   3.02%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended
  December 31, 1998               1 Year 5 Years Since Inception
 ---------------------------------------------------------------
  ILA Shares (Inception 2/15/91)  3.02%   3.09%       3.03%
 ---------------------------------------------------------------

Fund Fees and Expenses (ILA Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Shares of a Fund.

                                               Prime      Money    Treasury
                                            Obligations  Market   Obligations
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Other Expenses/2/                              0.08%      0.08%      0.08%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/3/               0.43%      0.43%      0.43%
-----------------------------------------------------------------------------

                                             Treasury
                                            Instruments Government  Federal
                                             Portfolio  Portfolio  Portfolio
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Other Expenses/2/                              0.08%      0.10%      0.07%
----------------------------------------------------------------------------
Total Fund Operating Expenses/3/               0.43%      0.45%      0.42%
----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                            Tax-Exempt  Tax-Exempt Tax-Exempt
                                            Diversified California  New York
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Other Expenses/2/                              0.06%      0.06%      0.16%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/3/               0.41%      0.41%      0.51%
-----------------------------------------------------------------------------

/1/The Funds' annual operating expenses are based on actual expenses.
/2/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's ILA Shares plus all other ordinary expenses not detailed above.
/3/The Investment Adviser has voluntarily agreed to reduce or limit "Total Portfolio Operating Expenses" of each Fund (excluding taxes, interest, broker-age fees, litigation, indemnification and other extraordinary expenses) to 0.43% of each Fund's average daily net assets. As a result of the current expense limitations, "Other Expenses," and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense limi-tations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.


                                                             Tax-Exempt
                                                  Government  New York
                                                  Portfolio  Portfolio
 ----------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):
  Management Fees                                   0.35%      0.35%
  Other Expenses                                    0.08%      0.08%
 ----------------------------------------------------------------------
  Total Fund Operating Expenses (after current
   expense limitations)                             0.43%      0.43%
 ----------------------------------------------------------------------

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in ILA Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Prime Obligations        $44    $138    $241     $542
-------------------------------------------------------
Money Market             $44    $138    $241     $542
-------------------------------------------------------
Treasury Obligations     $44    $138    $241     $542
-------------------------------------------------------
Treasury Instruments     $44    $138    $241     $542
-------------------------------------------------------
Government               $46    $144    $252     $567
-------------------------------------------------------
Federal                  $43    $135    $235     $530
-------------------------------------------------------
Tax-Exempt Diversified   $42    $132    $230     $518
-------------------------------------------------------
Tax-Exempt California    $42    $132    $230     $518
-------------------------------------------------------
Tax-Exempt New York      $52    $164    $285     $640
-------------------------------------------------------

Institutions that invest in ILA Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their invest-ments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain institutions that invest in ILA Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of such shares or for services to their customers' accounts and/or the Funds. For addi-tional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls the Investment Adviser, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)
 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           Actual Rate For the
                                           Fiscal Year Ended
  Fund                    Contractual Rate December 31, 1998
 -------------------------------------------------------------
  Prime Obligations            0.35%              0.35%
 -------------------------------------------------------------
  Money Market                 0.35%              0.34%
 -------------------------------------------------------------
  Treasury Obligations         0.35%              0.35%
 -------------------------------------------------------------
  Treasury Instruments         0.35%              0.24%
 -------------------------------------------------------------
  Government                   0.35%              0.35%
 -------------------------------------------------------------
  Federal                      0.35%              0.28%
 -------------------------------------------------------------
  Tax-Exempt Diversified       0.35%              0.29%
 -------------------------------------------------------------
  Tax-Exempt California        0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt New York          0.35%              0.30%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.

                                                               SERVICE PROVIDERS

 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends


 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed to shareholders monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, your dividends and distributions will be reinvested automati-cally in the applicable Fund.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' ILA Shares.

 HOW TO BUY SHARES


 How Can I Purchase Shares Of The Funds?
 You may purchase ILA Shares on any business day at their NAV next determined after receipt of an order. Shares begin earning dividends after the receipt of the purchase amount in federal funds. No sales load is charged. You may place a purchase order in writing or by telephone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower-60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus.

 You may send your payment as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs
  Funds - (Name of Fund and Class of Shares), 4900 Sears Tower-60th Floor, Chicago, Illinois 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  If an effective order and federal
  funds are received:                 Dividends begin:
 -----------------------------------------------------
  Taxable and Tax-Advantaged Funds:
                                      Same business
   .By 3:00 p.m. New York time        day
                                      Next business
   .After 3:00 p.m. New York time     day
 -----------------------------------------------------
  Tax-Exempt Funds:
                                      Same business
   .By 1:00 p.m. New York time        day
                                      Next business
   .After 1:00 p.m. New York time     day
 -----------------------------------------------------

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, pur-chase, redemption and exchange orders placed by or on behalf of their cus-tomers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.
 .Authorized institutions or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' ILA Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs

                                                               SHAREHOLDER GUIDE

 Funds. Subject to applicable NASD regulations, the Investment Adviser, Dis-tributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to promote the sale of shares. This addi-tional compensation can vary among institutions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reim-bursable expenses.

 In addition to ILA Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than ILA Shares. Infor-mation regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?


 ------------------------------------------------
  Minimum initial investment      $50,000 (may be
                                  allocated among
                                  the Funds)
 ------------------------------------------------
  Minimum account balance         $50,000
 ------------------------------------------------
  Minimum subsequent investments  None
 ------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange ILA Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________________________
                 Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.

 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell ILA Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its ILA Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For
  Redemptions:
 ----------------------------------------------------------------------------
  By Writing:              .Write a letter of instruction that includes:
                           .Your name(s) and signature(s)
                           .Your account number
                           .The Fund name and Class of Shares
                           .The dollar amount you want to sell
                           .How and where to send the proceeds
                           .Mail the request to:
                            Goldman Sachs Funds
                            4900 Sears Tower - 60th Floor
                            Chicago, IL 60606-6372
 ----------------------------------------------------------------------------
  By Telephone:            If you have elected telephone redemption privilege
                           on your Account Application:
                           .1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York
                            time)
 ----------------------------------------------------------------------------

                                                               SHAREHOLDER GUIDE


 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?" You may also take advantage of the check redemption privilege, described below.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on your Account Application as follows:

                                           Redemption
  Redemption Request Received              Proceeds                 Dividends
 ------------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds:
 ------------------------------------------------------------------------------
   .By 3:00 p.m. New York time             Wired same               Not earned
                                           business day             on day
                                                                    request is
                                                                    received
   .After 3:00 p.m. New York time          Wired next               Earned on
                                           business day             day request
                                                                    is received
 ------------------------------------------------------------------------------
  Tax-Exempt Funds:
 ------------------------------------------------------------------------------
   .By 12:00 p.m. New York time            Wired same               Not earned
                                           business day             on day
                                                                    request is
                                                                    received
   .After 12:00 p.m. New York time         Wired next               Earned on
                                           business day             day request
                                                                    is received
 ------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 What Should I Know About The Check Redemption Privilege?
 You may elect to have a special account with State Street for the purpose of redeeming ILA Shares from your account by check.

                                                               SHAREHOLDER GUIDE

 The following general policies govern the check redemption privilege:
 .You will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
 .The payee of the check may cash or deposit it just like any other check drawn on a bank.
 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional ILA Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to you by State Street.
 .The check redemption privilege allows you to receive the dividends declared on the ILA Shares that are to be redeemed until the check is actually proc-essed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the ILA Shares held in your account, the check will be returned unpaid. In this case, you may be subject to extra charges.
 .The Trust reserves the right to limit the availability of, modify or termi-nate the check redemption privilege at any time with respect to any or all shareholders.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem your shares if your account balance falls below the minimum as a result of a redemption. The Fund will give you 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange ILA Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For
  Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:              .Write a letter of instruction that includes:
                           .Your name(s) and signature(s)
                           .Your account number
                           .The Fund names and Class of Shares
                           .The dollar amount to be exchanged
                           .Mail the request to:
                            Goldman Sachs Funds
                            4900 Sears Tower - 60th Floor
                            Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:            If you have elected the telephone redemption
                           privilege on your Account Application:
                           .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                            New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

                                                               SHAREHOLDER GUIDE


 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact the Goldman Sachs Funds at 1-800-621-2550. You will also be provided with an individual monthly statement. Upon request, you will be provided with a printed confirmation for each transaction in your account. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to recordholders.

Taxation


Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. Moreover, the Tax-Exempt California and Tax-Exempt New York Portfo-lios expect that their dividends will not be subject to the California and New York state personal income tax, respectively, (and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Funds.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your AMT liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any social security or railroad retirement payments received by you are subject to federal income tax-es.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Certain Funds may also acquire U.S. Government Securities in the form of custo-dial receipts. Custodial receipts evidence ownership of future interest pay-ments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real

                                                                      APPENDIX A

estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denomi-nated obligations of domestic or, in the case of certain Funds, foreign issuers.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S.

dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Efforts in foreign countries to remedi-ate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the invest-ment portfolio of a Fund may be adversely affected. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

                                                                      APPENDIX A


Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt serv-ice on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

                                                                      APPENDIX A


Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of cred-it, which will ordinarily be irrevocable, both of which may be issued by domes-tic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued secu-rities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from

                                                                      APPENDIX A

which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in tax-able money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be sub-ject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental enti-ties, and future voter initiatives could result in adverse consequences affect-ing California municipal obligations. Also, the ultimate fiscal effect of fed-erally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obli-gations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abili-ties of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obliga-tions. Although several different issues of municipal obligations of the State and its agencies and instrumentalities and of the City have been downgraded by S&P and Moody's in recent years, S&P and Moody's have recently placed the debt obligations of the State on Credit Watch with positive implications and upgraded the debt obligations of the City, respectively. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 1999 no issuers were in default with respect to the payment of their New York munic-ipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obliga-tions and, consequently, the value of the Fund's holdings. A more detailed dis-cussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes).

                                                                      APPENDIX A

Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small num-ber of issuers would have a greater impact on them.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                          Net asset
                          value at     Net     Distributions
                          beginning investment   to unit/
                          of period  income/a/ shareholders
--------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units            $1.00     $0.05       $(0.05)
1998 - ILA
 Administration units        1.00      0.05        (0.05)
1998 - ILA Service units     1.00      0.05        (0.05)
1998 - ILA B units           1.00      0.04        (0.04)
1998 - ILA C units           1.00      0.04        (0.04)
1998 - Cash Management
 shares (commenced
 May 1)                      1.00      0.03        (0.03)
--------------------------------------------------------------------------------
1997 - ILA units             1.00      0.05        (0.05)
1997 - ILA
 Administration units        1.00      0.05        (0.05)
1997 - ILA Service units     1.00      0.05        (0.05)
1997 - ILA B units           1.00      0.04        (0.04)
1997 - ILA C units
 (commenced August 15)       1.00      0.04        (0.04)
--------------------------------------------------------------------------------
1996 - ILA units             1.00      0.05        (0.05)
1996 - ILA
 Administration units        1.00      0.05        (0.05)
1996 - ILA Service units     1.00      0.05        (0.05)
1996 - ILA B units
 (commenced May 8)           1.00      0.03        (0.03)
--------------------------------------------------------------------------------
1995 - ILA units             1.00      0.06        (0.06)
1995 - ILA
 Administration units        1.00      0.06        (0.06)
1995 - ILA Service units     1.00      0.05        (0.05)
--------------------------------------------------------------------------------
1994 - ILA units             1.00      0.04        (0.04)
1994 - ILA
 Administration units        1.00      0.04        (0.04)
1994 - ILA Service units     1.00      0.04        (0.04)
--------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end       Total    period   average net  average net  average net  average net
  of period  return/b/(in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.32%   $837,185      0.43%        5.19%        0.43%        5.19%
     1.00      5.16      38,836      0.58         5.05         0.58         5.05
     1.00      4.90     119,309      0.83         4.79         0.83         4.79
     1.00      4.27      14,412      1.43         4.07         1.43         4.07
     1.00      4.27       6,814      1.43         4.13         1.43         4.13
     1.00      4.69c          2      0.93c        4.81c        1.43c        4.31c
------------------------------------------------------------------------------------
     1.00      5.38     866,445      0.42         5.24         0.43         5.23
     1.00      5.22      28,110      0.57         5.11         0.58         5.10
     1.00      4.96      78,316      0.82         4.85         0.83         4.84
     1.00      4.33       1,574      1.42         4.33         1.43         4.32
     1.00      4.41c      1,897      1.42c        4.39c        1.43c        4.38c
------------------------------------------------------------------------------------
     1.00      5.22   1,154,787      0.41         5.11         0.43         5.09
     1.00      5.06      23,738      0.56         4.97         0.58         4.95
     1.00      4.80      84,707      0.81         4.74         0.83         4.72
     1.00      3.97c        346      1.41c        4.09c        1.43c        4.07c
------------------------------------------------------------------------------------
     1.00      5.79   1,261,251      0.41         5.66         0.43         5.64
     1.00      5.63      63,018      0.56         5.51         0.58         5.49
     1.00      5.37     227,233      0.81         5.22         0.83         5.20
------------------------------------------------------------------------------------
     1.00      4.07   1,963,846      0.40         3.94         0.42         3.92
     1.00      3.91     149,234      0.55         3.79         0.57         3.77
     1.00      3.66     170,453      0.80         3.65         0.82         3.63
------------------------------------------------------------------------------------

 MONEY MARKET PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.06        (0.06)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B







                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
    end       Total  of period  average net  average net  average net  average net
 of period  return/b/ (in 000's)  assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.33%  $1,350,317     0.40%        5.17%        0.43%        5.14%
     1.00      5.17      314,327     0.55         5.04         0.58         5.01
     1.00      4.91       32,349     0.80         4.79         0.83         4.76
     1.00      4.69c           2     0.90c        4.80c        1.43c        4.27c
------------------------------------------------------------------------------------
     1.00      5.43      806,096     0.37         5.31         0.42         5.26
     1.00      5.28      307,480     0.52         5.15         0.57         5.10
     1.00      5.01       20,517     0.77         4.90         0.82         4.85
------------------------------------------------------------------------------------
     1.00      5.27      703,097     0.36         5.15         0.43         5.08
     1.00      5.12      257,258     0.51         5.00         0.58         4.93
     1.00      4.86       28,845     0.76         4.75         0.83         4.68
------------------------------------------------------------------------------------
     1.00      5.85      574,155     0.36         5.71         0.42         5.65
     1.00      5.69      164,422     0.51         5.55         0.57         5.49
     1.00      5.43       23,080     0.76         5.29         0.82         5.23
------------------------------------------------------------------------------------
     1.00      4.13      559,470     0.35         4.01         0.43         3.93
     1.00      3.98      145,867     0.50         3.88         0.58         3.80
     1.00      3.72       21,862     0.75         3.61         0.83         3.53
------------------------------------------------------------------------------------

 TREASURY OBLIGATIONS PORTFOLIO



                                 Net asset
                                 value at     Net     Distributions
                                 beginning investment      to
                                 of period  income/a/  unitholders
-------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                   $1.00      0.05       $(0.05)
1998 - ILA Administration units     1.00      0.05        (0.05)
1998 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1997 - ILA units                    1.00      0.05        (0.05)
1997 - ILA Administration units     1.00      0.05        (0.05)
1997 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1996 - ILA units                    1.00      0.05        (0.05)
1996 - ILA Administration units     1.00      0.05        (0.05)
1996 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1995 - ILA units                    1.00      0.06        (0.06)
1995 - ILA Administration units     1.00      0.05        (0.05)
1995 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1994 - ILA units                    1.00      0.04        (0.04)
1994 - ILA Administration units     1.00      0.04        (0.04)
1994 - ILA Service units            1.00      0.03        (0.03)
-------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B






                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period  return/b/(in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.15%   $734,553      0.42%        4.96%        0.43%        4.95%
     1.00      4.99      80,464      0.57         4.88         0.58         4.87
     1.00      4.73      35,432      0.82         4.67         0.83         4.66
------------------------------------------------------------------------------------
     1.00      5.26     590,381      0.42         5.12         0.42         5.12
     1.00      5.10     124,159      0.57         4.99         0.57         4.99
     1.00      4.84     104,133      0.82         4.73         0.82         4.73
------------------------------------------------------------------------------------
     1.00      5.11     574,734      0.41         4.98         0.43         4.96
     1.00      4.95     108,850      0.56         4.83         0.58         4.81
     1.00      4.69     123,483      0.81         4.59         0.83         4.57
------------------------------------------------------------------------------------
     1.00      5.73     711,209      0.41         5.51         0.43         5.49
     1.00      5.57      92,643      0.56         5.37         0.58         5.35
     1.00      5.31     119,692      0.81         5.11         0.83         5.09
------------------------------------------------------------------------------------
     1.00      3.91     713,816      0.40         3.77         0.44         3.73
     1.00      3.75      97,626      0.55         3.68         0.59         3.64
     1.00      3.49     108,972      0.80         3.40         0.84         3.35
------------------------------------------------------------------------------------

 TREASURY INSTRUMENTS PORTFOLIO



                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B



                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
 of period   return/b/(in 000's)   assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.96%   $341,476      0.30%        4.83%        0.43%        4.70%
     1.00      4.80     131,685      0.45         4.68         0.58         4.55
     1.00      4.54     374,128      0.70         4.43         0.83         4.30
------------------------------------------------------------------------------------
     1.00      5.17     330,241      0.22         5.02         0.42         4.82
     1.00      5.01      98,667      0.37         4.88         0.57         4.68
     1.00      4.75     295,404      0.62         4.63         0.82         4.43
------------------------------------------------------------------------------------
     1.00      5.10     708,999      0.21         4.96         0.43         4.74
     1.00      4.95     137,706      0.36         4.82         0.58         4.60
     1.00      4.68     383,901      0.61         4.56         0.83         4.34
------------------------------------------------------------------------------------
     1.00      5.70     586,294      0.21         5.50         0.44         5.27
     1.00      5.54      68,713      0.36         5.34         0.59         5.11
     1.00      5.28     123,254      0.61         5.00         0.84         4.77
------------------------------------------------------------------------------------
     1.00      4.01     547,351      0.20         3.96         0.43         3.73
     1.00      3.85      64,388      0.35         3.97         0.58         3.74
     1.00      3.59      74,451      0.60         3.72         0.83         3.49
------------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to  unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net              Ratio of net
 Net asset         assets at  Ratio of net  investment  Ratio of net  investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
of period return/b/(in 000's)   assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    5.21%   $383,243      0.43%        5.09%        0.45%        5.07%
    1.00    5.05       7,692      0.58         4.94         0.60         4.92
    1.00    4.79     105,732      0.83         4.67         0.85         4.65
    1.00    4.57c          2      0.93c        4.60c        1.45c        4.08c
---------------------------------------------------------------------------------
    1.00    5.31     460,457      0.42         5.16         0.42         5.16
    1.00    5.15      10,192      0.57         4.98         0.57         4.98
    1.00    4.89      83,799      0.82         4.78         0.82         4.78
---------------------------------------------------------------------------------
    1.00    5.15     694,651      0.41         5.04         0.44         5.01
    1.00    4.99      36,055      0.56         4.89         0.59         4.86
    1.00    4.73      94,228      0.81         4.63         0.84         4.60
---------------------------------------------------------------------------------
    1.00    5.77     570,469      0.41         5.62         0.43         5.60
    1.00    5.62      47,558      0.56         5.49         0.58         5.47
    1.00    5.35      85,401      0.81         5.19         0.83         5.17
---------------------------------------------------------------------------------
    1.00    3.94     881,520      0.40         3.78         0.44         3.74
    1.00    3.79      95,483      0.55         3.62         0.59         3.58
    1.00    3.53     156,930      0.80         3.50         0.84         3.46
---------------------------------------------------------------------------------

 FEDERAL PORTFOLIO



                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
 of period   return/b/(in 000's)   assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.25%  $2,625,705     0.34%        5.10%        0.42%        5.02%
     1.00      5.09      508,297     0.49         4.97         0.57         4.89
     1.00      4.83       53,994     0.74         4.71         0.82         4.63
------------------------------------------------------------------------------------
     1.00      5.40    2,050,559     0.27         5.26         0.41         5.12
     1.00      5.24      530,001     0.42         5.11         0.56         4.97
     1.00      4.98       34,540     0.67         4.83         0.81         4.69
------------------------------------------------------------------------------------
     1.00      5.24    2,303,677     0.26         5.13         0.43         4.96
     1.00      5.09      794,537     0.41         4.98         0.58         4.81
     1.00      4.83      192,416     0.66         4.73         0.83         4.56
------------------------------------------------------------------------------------
     1.00      5.83    1,731,935     0.26         5.69         0.42         5.53
     1.00      5.67      516,917     0.41         5.50         0.57         5.34
     1.00      5.41      102,576     0.66         5.22         0.82         5.06
------------------------------------------------------------------------------------
     1.00      4.11    1,625,567     0.25         4.07         0.42         3.90
     1.00      3.95      329,896     0.40         3.88         0.57         3.71
     1.00      3.69       15,539     0.65         3.92         0.82         3.75
------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO




                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.03        (0.03)
1994 - ILA Service units                     1.00      0.02        (0.02)
----------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B



                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net              Ratio of net
Net asset          assets at  Ratio of net  investment  Ratio of net  investment
value at              end     expenses to   income to   expenses to   income to
   end     Total   of period  average net  average net  average net  average net
of period return/b/(in 000's)   assets       assets       assets       assets
---------------------------------------------------------------------------------
  $1.00     3.17%  $1,562,285     0.35%        3.12%        0.41%        3.06%
   1.00     3.02       26,509     0.50         2.98         0.56         2.92
   1.00     2.76       37,850     0.75         2.72         0.81         2.66
   1.00     2.61c           2     0.85c        2.66c        1.41c        2.10c
---------------------------------------------------------------------------------
   1.00     3.39    1,479,486     0.32         3.33         0.41         3.24
   1.00     3.23       27,967     0.47         3.16         0.56         3.07
   1.00     2.97       30,513     0.72         2.97         0.81         2.88
---------------------------------------------------------------------------------
   1.00     3.25    1,514,443     0.31         3.20         0.41         3.10
   1.00     3.09       59,097     0.46         3.06         0.56         2.96
   1.00     2.84       28,921     0.71         2.79         0.81         2.69
---------------------------------------------------------------------------------
   1.00     3.72    1,342,585     0.31         3.65         0.42         3.54
   1.00     3.57       48,773     0.46         3.51         0.57         3.40
   1.00     3.31       49,647     0.71         3.24         0.82         3.13
---------------------------------------------------------------------------------
   1.00     2.71    1,434,965     0.30         2.64         0.41         2.53
   1.00     2.55       97,778     0.45         2.50         0.56         2.39
   1.00     2.30       36,492     0.70         2.20         0.81         2.09
---------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO



                                              Net asset
                                              value at     Net     Distribution
                                              beginning investment   to unit/
                                              of period  income/a/ shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                               $ 1.00     $0.03       $(0.03)
1998 - ILA Administration units                  1.00      0.03        (0.03)
1998 - ILA Service units                         1.00      0.02        (0.02)
1998 - Cash Management shares (commenced May
 1)                                              1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                                 1.00      0.03        (0.03)
1997 - ILA Administration units                  1.00      0.03        (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                                    1.00      0.01        (0.01)
-------------------------------------------------------------------------------
1996 - ILA units                                 1.00      0.03        (0.03)
1996 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                                 1.00      0.03        (0.03)
1995 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1994 - ILA units                                 1.00      0.03        (0.03)
1994 - ILA Administration units                  1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                          Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                       -------------------------
                      Net
                   assets at              Ratio of net              Ratio of net
Net asset             end    Ratio of net  investment  Ratio of net  investment
value at           of period expenses to   income to   expenses to   income to
   end     Total      (in    average net  average net  average net  average net
of period return/b/ 000's)     assets       assets       assets       assets
--------------------------------------------------------------------------------
  $1.00     2.84%  $584,615      0.41%        2.79%        0.41%        2.79%
   1.00     2.68        512      0.56         2.84         0.56         2.84
   1.00     2.43          2      0.81         2.48         0.81         2.48
   1.00     2.25c         2      0.91c        2.37c        1.41c        1.87c
--------------------------------------------------------------------------------
   1.00     3.15    591,003      0.42         3.10         0.42         3.10
   1.00     3.00        360      0.57         2.98         0.57         2.98
   1.00     2.87c         2      0.82c        2.90c        0.82c        2.90c
--------------------------------------------------------------------------------
   1.00     3.03    440,476      0.41         2.99         0.42         2.98
   1.00     2.88        142      0.56         2.84         0.57         2.83
--------------------------------------------------------------------------------
   1.00     3.55    346,728      0.41         3.49         0.41         3.49
   1.00     3.40         61      0.56         3.32         0.56         3.32
--------------------------------------------------------------------------------
   1.00     2.53    227,399      0.40         2.50         0.41         2.49
   1.00     2.37        790      0.55         2.33         0.56         2.32
--------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units (commenced
 September 15)                               1.00      0.01        (0.01)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.03        (0.03)
1995 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.02        (0.02)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B



                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net   Ratio of   Ratio of net
 Net asset         assets at  Ratio of net  investment      net       investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
of period return/b/(in 000's)   assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    3.02%   $122,550      0.36%        2.96%        0.51%        2.81%
    1.00    2.87      21,580      0.51         2.85         0.66         2.70
    1.00    2.61           2      0.76         2.61         0.91         2.46
    1.00    2.46c          1      0.86c        2.56c        1.51c        1.91c
---------------------------------------------------------------------------------
    1.00    3.29     102,887      0.33         3.24         0.43         3.14
    1.00    3.14      31,993      0.48         3.09         0.58         2.99
    1.00    3.02c          2      0.73c        3.04c        0.83c        2.94c
---------------------------------------------------------------------------------
    1.00    3.05      70,175      0.32         3.01         0.43         2.90
    1.00    2.90      44,319      0.47         2.88         0.58         2.77
---------------------------------------------------------------------------------
    1.00    3.51      90,537      0.30         3.44         0.44         3.30
    1.00    3.35      26,724      0.45         3.28         0.59         3.14
---------------------------------------------------------------------------------
    1.00    2.56      84,517      0.24         2.62         0.47         2.39
    1.00    2.41      38,970      0.39         2.47         0.62         2.24
---------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach

   5 Fund Investment Objectives
     and Strategies

  10 Principal Risks of the Funds

  14 Fund Performance

  24 Fund Fees and Expenses

  27 Service Providers

  30 Dividends

  31 Shareholder Guide
       31 How to Buy Shares
       34 How to Sell Shares

  40 Taxation

  41 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques

  52 Appendix B
     Financial Highlights

Institutional Liquid Assets
Prospectus (ILA Units)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


[LOGO OF GOLDMAN SACHS]


        The Funds' investment company registration number is 811-5349.

ILAPROINSTMM

GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

Prospectus



ILA
Administration
("Units" or
"Shares")

May 1, 1999


 .Prime
 Obligations
 Portfolio

 .Money Market
 Portfolio

 .Treasury
 Obligations
 Portfolio

 .Treasury
 Instruments
 Portfolio

 .Government
 Portfolio

 .Federal
 Portfolio

 .Tax-Exempt
 Diversified
 Portfolio

 .Tax-Exempt
 California
 Portfolio

 .Tax-Exempt New
 York Portfolio


                                                [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.

[ART]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the "Funds"). GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process
 1.  Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:
 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for their analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.  Managing Interest Rate Risk

 Three main steps are followed in seeking to manage interest rate risk:
 .Establish weighted average maturity (WAM) target--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.


 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
   .Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and
    Government Portfolios.
    .Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios. .Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-
    Exempt New York Portfolios.
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fun-damental and may be changed without shareholder approval.
 .Diversification: Diversification can help a Fund reduce the risks of invest-ing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limita-tions do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment com-panies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instru-ments.

 The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obliga-tions of foreign banks, foreign companies and foreign governments.

 The Treasury Obligations Portfolio pursues its investment objective by investing in securities issued or guaranteed by the U.S. Treasury and repur-chase agreements relating to such securities. The Government Portfolio pur-sues its investment objective by investing in U.S. Government Securities and repurchase agreements relating to such securities.

 The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments to certain U.S. Treasury Obliga-tions and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxa-tion in your own state.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively.

 The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES


 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual/semiannual reports. For more infor-mation see Appendix A.

 Investment Policies Matrix



                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations           ./1/             .                    .                     .
                                                             U.S. banks only
 --------------------------------------------------------------------------------------------------
  Money Market                ./1/             .                    .                     .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/2/ paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations        ./3/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments        ./3/
 --------------------------------------------------------------------------------------------------
  Government                  ./1/             .
 --------------------------------------------------------------------------------------------------
  Federal                     ./1/             .
 --------------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt California                                                                   .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                                     .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 1 Issued or guaranteed by the U.S. Treasury.
 2 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
 3 Issued by the U.S. Treasury.
 4 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




     Short-Term
   Obligations of                       Asset-Backed and       Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/4/    Obligations (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                ./5/
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

                      (Does not intend
                      to invest)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

 5 The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

Investment Policies Matrix continued


                         Taxable             Tax-Exempt            Custodial    Unrated        Investment
Fund                    Municipals           Municipals            Receipts  Securities/8/     Companies
-------------------------------------------------------------------------------------------------------------
Prime Obligations         . /6/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Money Market              . /6/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Treasury Obligations
-------------------------------------------------------------------------------------------------------------
Treasury Instruments


-------------------------------------------------------------------------------------------------------------
Government                                                                                    .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Federal                                                                                       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified                  .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment
                                   extraordinary circumstances)/7/                         companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt California                   .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in California                              companies
                                   instruments (except in
                                   extraordinary circumstances)/7/
-------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                     .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in New York                                companies
                                   instruments (except in
                                   extraordinary circumstances)/7/
-------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 6 Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 7 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 8 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 9 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

     Private                                Summary of
     Activity          Credit              Taxation for
      Bonds          Quality/8/          Distributions/13/                       Miscellaneous
--------------------------------------------------------------------------------------------------------------
        .          First Tier/11/  Taxable federal and state/14/




--------------------------------------------------------------------------------------------------------------
        .          First Tier/11/  Taxable federal and state/14/ May invest in obligations of the International
                                                                 Bank for Reconstruction
                                                                 and Development

--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and state/14/
--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and
                                   generally exempt from
                                   state taxation
--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and state/14/
--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and           Under extraordinary circumstances,
                                   generally exempt from         may hold cash, U.S. Government
                                   state taxation                Securities subject to state taxation
                                                                 or cash equivalents

--------------------------------------------------------------------------------------------------------------
 (Does not         First/11/ or    Tax-exempt federal and        May (but does not currently intend to)
 intend to         Second Tier/12/ taxable state/15/             invest up to 20% in securities subject to
 invest)/9/,/10/                                                 AMT and may temporarily invest in the taxable
                                                                 money market instruments described herein
--------------------------------------------------------------------------------------------------------------
 (Does not         First/11/ or    Tax-exempt federal            May (but does not currently intend to)
 intend to         Second Tier/12/ and California State          invest up to 20% in AMT securities
 invest)/9/,/10/                                                 and may temporarily invest in the taxable
                                                                 money market instruments described herein



--------------------------------------------------------------------------------------------------------------
        .          First/11/ or    Tax-exempt federal,           May invest up to 20% in AMT securities
  (not more than   Second Tier/12/ New York State and            and may temporarily invest in the taxable
    20% of net                     New York City                 money market instruments described herein
   assets)/10/



--------------------------------------------------------------------------------------------------------------

 10 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 11 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 12 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 13 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 14 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 15 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                 Prime      Money    Treasury    Treasury
  .Applicable                 Obligations  Market   Obligations Instruments
  --  Not Applicable           Portfolio  Portfolio  Portfolio   Portfolio
---------------------------------------------------------------------------
  NAV                              .          .          .           .
  Interest Rate                    .          .          .           .
  Credit/Default                   .          .          .           .
  Liquidity                        .          .          .           .
  Other                            .          .          .           .
  U.S. Government Securities       .          .         --          --
  Concentration                   --         --         --          --
  Foreign                         --          .         --          --
  Banking Industry                --          .         --          --
  Tax                             --         --         --          --
---------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS



                                       Tax-Exempt          Tax-Exempt         Tax-Exempt
  Government          Federal          Diversified         California          New York
  Portfolio          Portfolio          Portfolio          Portfolio          Portfolio
----------------------------------------------------------------------------------------
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                 --                  --                 --
       --               --                  .                  .                  .
       --               --                 --                  --                 --
       --               --                 --                  --                 --
       --               --                  .                  .                  .
----------------------------------------------------------------------------------------

Risks that apply to all Funds:

 .NAV Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfo-lios, risk of loss from payment default may also exist where municipal instru-ments are backed by foreign letters of credit or guarantees.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

 .Foreign Risk--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

                                                    PRINCIPAL RISKS OF THE FUNDS


 .Banking Industry Risk--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obligations, respectively. These two Funds are classified as "non-diversified" for regulatory purposes.
 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios).

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Admin-istration Shares from year to year; and (b) the average annual returns of a Fund's Administration Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will per-form in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.68%                              [BAR GRAPH APPEARS HERE]

 Worst Quarter                                  Date         Percentage
 Q2 '93     0.68%                               ----         ----------
                                                1991            5.94%
                                                1992            3.61%
                                                1993            2.82%
                                                1994            3.91%
                                                1995            5.63%
                                                1996            5.06%
                                                1997            5.22%
                                                1998            5.16%

 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998    1 Year 5 Years Since Inception
 -------------------------------------------------------------------------
  Administration Shares (Inception 6/5/90)  5.16%   5.00%       4.88%
 -------------------------------------------------------------------------

Money Market Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.68%                               [BAR GRAPH APPEARS HERE]

 Worst Quarter                                    Date       Percentage
 Q2 '93     0.70%                                 ----       ----------
                                                  1991          5.96%
                                                  1992          3.62%
                                                  1993          2.88%
                                                  1994          3.98%
                                                  1995          5.69%
                                                  1996          5.12%
                                                  1997          5.28%
                                                  1998          5.17%

AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 6/12/90)  5.17%   5.04%       4.91%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.57%                               [BAR GRAPH APPEARS HERE]

 Worst Quarter                                   Date        Percentage
 Q2 '93     0.67%                                ----        ----------
                                                 1991           5.74%
                                                 1992           3.50%
                                                 1993           2.74%
                                                 1994           3.75%
                                                 1995           5.57%
                                                 1996           4.95%
                                                 1997           5.10%
                                                 1998           4.99%

 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 6/12/90)  4.99%   4.87%       4.75%
 --------------------------------------------------------------------------

Treasury Instruments Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95     1.41%
                                                [BAR GRAPH APPEARS HERE]
 Worst Quarter
 Q2 '93     0.68%                                Date        Percentage
                                                 ----        ----------
                                                 1992           3.38%
                                                 1993           2.83%
                                                 1994           3.85%
                                                 1995           5.54%
                                                 1996           4.95%
                                                 1997           5.01%
                                                 1998           4.80%

 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 7/24/91)  4.80%   4.83%       4.39%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Government Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.59%
                                             [BAR GRAPH APPEARS HERE]
 Worst Quarter
 Q2 '93     0.68%                             Date        Percentage
                                              ----        ----------
                                              1991          5.75%
                                              1992          3.56%
                                              1993          2.79%
                                              1994          3.79%
                                              1995          5.62%
                                              1996          4.99%
                                              1997          5.15%
                                              1998          5.05%

 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998    1 Year 5 Years Since Inception
 -------------------------------------------------------------------------
  Administration Shares (Inception 6/1/90)  5.05%   4.92%       4.80%
 -------------------------------------------------------------------------

Federal Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.61%
                                            [BAR GRAPH APPEARS HERE]
 Worst Quarter
 Q2 '93     0.69%                            Date         Percentage
                                             ----         ----------
                                             1991            5.78%
                                             1992            3.47%
                                             1993            2.84%
                                             1994            3.95%
                                             1995            5.67%
                                             1996            5.09%
                                             1997            5.24%
                                             1998            5.09%

 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 9/20/90)  5.09%   5.01%       4.73%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.09%
                                            [BAR GRAPH APPEARS HERE]
 Worst Quarter
 Q1 '94     0.48%                           Date         Percentage
                                            ----         ----------
                                            1991            4.17%
                                            1992            2.67%
                                            1993            2.09%
                                            1994            2.55%
                                            1995            3.57%
                                            1996            3.09%
                                            1997            3.23%
                                            1998            3.02%

 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 6/12/90)  3.02%   3.09%       3.20%
 --------------------------------------------------------------------------

Tax-Exempt California Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     0.95%
                                         [BAR GRAPH APPEARS HERE]
 Worst Quarter
 Q1 '94     0.44%                         Date         Percentage
                                          ----         ----------
                                          1991            3.80%
                                          1992            2.47%
                                          1993            1.93%
                                          1994            2.37%
                                          1995            3.40%
                                          1996            2.88%
                                          1997            3.00%
                                          1998            2.68%

 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 12/3/90)  2.68%   2.86%       2.84%
 --------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt New York Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95     0.89%
                                                [BAR GRAPH APPEARS HERE]
 Worst Quarter
 Q1 '94     0.44%                               Date         Percentage
                                                ----         ----------
                                                1992            2.55%
                                                1993            2.05%
                                                1994            2.41%
                                                1995            3.35%
                                                1996            2.90%
                                                1997            3.14%
                                                1998            2.87%

 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998     1 Year 5 Years Since Inception
 --------------------------------------------------------------------------
  Administration Shares (Inception 2/15/91)  2.87%   2.93%       2.88%
 --------------------------------------------------------------------------

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Administration Shares of a Fund.

                                               Prime      Money    Treasury
                                            Obligations  Market   Obligations
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Administration Fees/2/                         0.15%      0.15%      0.15%
Other Expenses/3/                              0.08%      0.08%      0.08%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.58%      0.58%      0.58%
-----------------------------------------------------------------------------

                                             Treasury
                                            Instruments Government  Federal
                                             Portfolio  Portfolio  Portfolio
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Administration Fees/2/                         0.15%      0.15%      0.15%
Other Expenses/3/                              0.08%      0.10%      0.07%
----------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.58%      0.60%      0.57%
----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                            Tax-Exempt  Tax-Exempt Tax-Exempt
                                            Diversified California  New York
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Administration Fees/2/                         0.15%      0.15%      0.15%
Other Expenses/3/                              0.06%      0.06%      0.16%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.56%      0.56%      0.66%
-----------------------------------------------------------------------------

/1/The Funds' annual operating expenses are based on actual expenses. /2/Service Organizations may charge other fees directly to their customers who are the beneficial owners of Administration Shares in connection with their customers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Administration Shares plus all other ordinary expenses not detailed above.
/4/The Investment Adviser has voluntarily agreed to reduce or limit "Total Portfolio Operating Expenses" of each Fund (excluding administration fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to 0.43% of each Fund's average daily net assets. As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                   Tax-Exempt
                                                        Government  New York
                                                        Portfolio  Portfolio
 ----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):
  Management Fees                                         0.35%      0.35%
  Administration Fees                                     0.15%      0.15%
  Other Expenses                                          0.08%      0.08%
 ----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                           0.58%      0.58%
 ----------------------------------------------------------------------------

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Administration Shares of a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Prime Obligations        $59    $186    $324     $726
-------------------------------------------------------
Money Market             $59    $186    $324     $726
-------------------------------------------------------
Treasury Obligations     $59    $186    $324     $726
-------------------------------------------------------
Treasury Instruments     $59    $186    $324     $726
-------------------------------------------------------
Government               $61    $192    $335     $750
-------------------------------------------------------
Federal                  $58    $183    $318     $714
-------------------------------------------------------
Tax-Exempt Diversified   $57    $179    $313     $701
-------------------------------------------------------
Tax-Exempt California    $57    $179    $313     $701
-------------------------------------------------------
Tax-Exempt New York      $67    $211    $368     $822
-------------------------------------------------------

Service Organizations may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organiza-tion for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls the Investment Adviser, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)
 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           Actual Rate For the
                                           Fiscal Year Ended
  Fund                    Contractual Rate December 31, 1998
 -------------------------------------------------------------
  Prime Obligations            0.35%              0.35%
 -------------------------------------------------------------
  Money Market                 0.35%              0.34%
 -------------------------------------------------------------
  Treasury Obligations         0.35%              0.35%
 -------------------------------------------------------------
  Treasury Instruments         0.35%              0.24%
 -------------------------------------------------------------
  Government                   0.35%              0.35%
 -------------------------------------------------------------
  Federal                      0.35%              0.28%
 -------------------------------------------------------------
  Tax-Exempt Diversified       0.35%              0.29%
 -------------------------------------------------------------
  Tax-Exempt California        0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt New York          0.35%              0.30%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.

                                                               SERVICE PROVIDERS

 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends


 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed to shareholders monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, your dividends and distributions will be reinvested automati-cally in the applicable Fund.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Administration Shares.

 HOW TO BUY SHARES


 How Can I Purchase Administration Shares Of The Funds?
 Generally, Administration Shares may be purchased only through institutions that have agreed to provide account administration and maintenance services to their customers who are the beneficial owners of Administration Shares. These institutions are called "Service Organizations." Customers of a Serv-ice Organization will normally give their purchase instructions to the Serv-ice Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 -----------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 -----------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m New York time)
 -----------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion attached to this Prospectus.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-cus-todian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
  (Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?

 Dividends begin to accrue as follows:


  If an effective order and federal
  funds are received:                 Dividends begin:
 ------------------------------------------------------
  Taxable and Tax-Advantaged Funds:
   .By 3:00 p.m. New York time        Same business day
   .After 3:00 p.m. New York time     Next business day
 ------------------------------------------------------
  Tax-Exempt Funds:
   .By 1:00 p.m. New York time        Same business day
   .After 1:00 p.m. New York time     Next business day
 ------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Administration Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a

                                                               SHAREHOLDER GUIDE

  business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to an administration plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.15% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization, up to 0.10% of the average daily net assets of the Administration Shares of the Fund, which are attributable to or held in the name of the Service Organiza-tion for its customers. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 In addition to Administration Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Adminis-tration Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Administration Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                    (Value of Assets of the Class)
                     - (Liabilities of the Class)
      NAV = _______________________________________________________
                   Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES

 How Can I Sell Administration Shares Of The Funds?
 Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Administration Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by tele-phone if the optional telephone redemption privilege is elected on the Account Application.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
  .All telephone requests are recorded.
  .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the request-ing party and the designated bank account to verify instructions.
  .The telephone redemption option may be modified or terminated at any time.

  Note: It may be difficult to make telephone redemptions in times of dras-tic economic or market conditions.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  Redemption Request
  Received                    Redemption Proceeds        Dividends
 ----------------------------------------------------------------------
  Taxable and Tax-
   Advantaged Funds:
 ----------------------------------------------------------------------
   .By 3:00 p.m. New York   Wired same business day Not earned on day
    time                                            request is received
   .After 3:00 p.m. New     Wired next business day Earned on day
    York time                                       request is received
 ----------------------------------------------------------------------
  Tax-Exempt Funds:
 ----------------------------------------------------------------------
   .By 12:00 p.m. New York  Wired same business day Not earned on day
    time                                            request is received
   .After 12:00 p.m. New    Wired next business day Earned on day
    York time                                       request is received
 ----------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 What Should I Know About The Check Redemption Privilege?
 A Service Organization may elect to have a special account with State Street for the purpose of redeeming Administration Shares from its account by check.
 The following general policies govern the check redemption privilege:
 .The Service Organization will be provided with a supply of checks when
  State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
 .The payee of the check may cash or deposit it just like any other check drawn on a bank.

                                                               SHAREHOLDER GUIDE

 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional Administration Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to the Service Organization by State
  Street.
 .The check redemption privilege allows a Service Organization to receive the dividends declared on the Administration Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the Administration
  Shares held in the Service Organization's account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
 .The Trust reserves the right to limit the availability of, modify or termi-nate the check redemption privilege at any time with respect to any or all Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Administration Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to pur-chase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Administration Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund.

 The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.




  Instructions For Exchanging Shares:
 ---------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 ---------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                    New York time)
 ---------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

                                                               SHAREHOLDER GUIDE

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?
 Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation


Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. Moreover, the Tax-Exempt California and Tax-Exempt New York Portfo-lios expect that their dividends will not be subject to the California and New York state personal income tax, respectively, (and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Funds.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your AMT liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any social security or railroad retirement payments received by you are subject to federal income tax-es.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques


This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Certain Funds may also acquire U.S. Government Securities in the form of custo-dial receipts. Custodial receipts evidence ownership of future interest pay-ments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real

                                                                      APPENDIX A

estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denomi-nated obligations of domestic or, in the case of certain Funds, foreign issuers.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S.

dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Efforts in foreign countries to remedi-ate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the invest-ment portfolio of a Fund may be adversely affected. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

                                                                      APPENDIX A


Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt serv-ice on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

                                                                      APPENDIX A


Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of cred-it, which will ordinarily be irrevocable, both of which may be issued by domes-tic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued secu-rities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other invest-ment companies. Such other investment companies will have investment objec-tives, policies and restrictions substantially similar to those of the acquir-ing Fund and will be subject to substantially the same risks.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the

                                                                      APPENDIX A
government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in tax-able money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be sub-ject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental enti-ties, and future voter initiatives could result in adverse consequences affect-ing California municipal obligations. Also, the ultimate fiscal effect of fed-erally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obli-gations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abili-ties of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obliga-tions. Although several different issues of municipal obligations of the State and its agencies and instrumentalities and of the City have been downgraded by S&P and Moody's in recent years, S&P and Moody's have recently placed the debt obligations of the State on Credit Watch with positive implications and upgraded the debt obligations of the City, respectively. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 1999 no issuers were in default with respect to the payment of their New York munic-ipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obliga-tions and, consequently, the value of the Fund's holdings. A more detailed dis-cussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                          Net asset
                          value at     Net       Distributions
                          beginning investment     to unit/
                          of period  income/a/   shareholders
--------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units            $1.00     $0.05       $(0.05)
1998 - ILA
 Administration units        1.00      0.05        (0.05)
1998 - ILA Service units     1.00      0.05        (0.05)
1998 - ILA B units           1.00      0.04        (0.04)
1998 - ILA C units           1.00      0.04        (0.04)
1998 - Cash Management
 shares (commenced
 May 1)                      1.00      0.03        (0.03)
--------------------------------------------------------------------------------
1997 - ILA units             1.00      0.05        (0.05)
1997 - ILA
 Administration units        1.00      0.05        (0.05)
1997 - ILA Service units     1.00      0.05        (0.05)
1997 - ILA B units           1.00      0.04        (0.04)
1997 - ILA C units
 (commenced August 15)       1.00      0.04        (0.04)
--------------------------------------------------------------------------------
1996 - ILA units             1.00      0.05        (0.05)
1996 - ILA
 Administration units        1.00      0.05        (0.05)
1996 - ILA Service units     1.00      0.05        (0.05)
1996 - ILA B units
 (commenced May 8)           1.00      0.03        (0.03)
--------------------------------------------------------------------------------
1995 - ILA units             1.00      0.06        (0.06)
1995 - ILA
 Administration units        1.00      0.06        (0.06)
1995 - ILA Service units     1.00      0.05        (0.05)
--------------------------------------------------------------------------------
1994 - ILA units             1.00      0.04        (0.04)
1994 - ILA
 Administration units        1.00      0.04        (0.04)
1994 - ILA Service units     1.00      0.04        (0.04)
--------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                                  Ratios assuming no
                                                                 waiver of fees and no
                                                                  expense limitations
                                                                -------------------------
                            Net                    Ratio of net              Ratio of net
  Net asset              assets at  Ratio of net    investment  Ratio of net  investment
  value at                end of    expenses to     income to   expenses to   income to
     end       Total      period    average net    average net  average net  average net
  of period   return/b/ (in 000's)    assets         assets       assets       assets
----------------------------------------------------------------------------------------
    $1.00      5.32%   $837,185      0.43%          5.19%        0.43%        5.19%
     1.00      5.16      38,836      0.58           5.05         0.58         5.05
     1.00      4.90     119,309      0.83           4.79         0.83         4.79
     1.00      4.27      14,412      1.43           4.07         1.43         4.07
     1.00      4.27       6,814      1.43           4.13         1.43         4.13
     1.00      4.69c          2      0.93c          4.81c        1.43c        4.31c
---------------------------------------------------------------------------------------
     1.00      5.38     866,445      0.42           5.24         0.43         5.23
     1.00      5.22      28,110      0.57           5.11         0.58         5.10
     1.00      4.96      78,316      0.82           4.85         0.83         4.84
     1.00      4.33       1,574      1.42           4.33         1.43         4.32
     1.00      4.41c      1,897      1.42c          4.39c        1.43c        4.38c
---------------------------------------------------------------------------------------
     1.00      5.22   1,154,787      0.41           5.11         0.43         5.09
     1.00      5.06      23,738      0.56           4.97         0.58         4.95
     1.00      4.80      84,707      0.81           4.74         0.83         4.72
     1.00      3.97c        346      1.41c          4.09c        1.43c        4.07c
---------------------------------------------------------------------------------------
     1.00      5.79   1,261,251      0.41           5.66         0.43         5.64
     1.00      5.63      63,018      0.56           5.51         0.58         5.49
     1.00      5.37     227,233      0.81           5.22         0.83         5.20
---------------------------------------------------------------------------------------
     1.00      4.07   1,963,846      0.40           3.94         0.42         3.92
     1.00      3.91     149,234      0.55           3.79         0.57         3.77
     1.00      3.66     170,453      0.80           3.65         0.82         3.63
---------------------------------------------------------------------------------------

 MONEY MARKET PORTFOLIO


                                          Net asset
                                          value at     Net       Distributions
                                          beginning investment     to unit/
                                          of period  income/a/   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.06        (0.06)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B







                                                                  Ratios assuming no
                                                                 waiver of fees and no
                                                                  expense limitations
                                                               -------------------------
                             Net                  Ratio of net              Ratio of net
  Net asset               assets at  Ratio of net  investment  Ratio of net  investment
  value at                   end     expenses to   income to   expenses  to  income to
     end       Total      of period  average net  average net  average net  average net
  of period   return/b/  (in 000's)    assets       assets       assets       assets
----------------------------------------------------------------------------------------
    $1.00      5.33%      $1,350,317     0.40%        5.17%        0.43%        5.14%
     1.00      5.17          314,327     0.55         5.04         0.58         5.01
     1.00      4.91           32,349     0.80         4.79         0.83         4.76
     1.00      4.69c               2     0.90c        4.80c        1.43c        4.27c
----------------------------------------------------------------------------------------
     1.00      5.43          806,096     0.37         5.31         0.42         5.26
     1.00      5.28          307,480     0.52         5.15         0.57         5.10
     1.00      5.01           20,517     0.77         4.90         0.82         4.85
----------------------------------------------------------------------------------------
     1.00      5.27          703,097     0.36         5.15         0.43         5.08
     1.00      5.12          257,258     0.51         5.00         0.58         4.93
     1.00      4.86           28,845     0.76         4.75         0.83         4.68
----------------------------------------------------------------------------------------
     1.00      5.85          574,155     0.36         5.71         0.42         5.65
     1.00      5.69          164,422     0.51         5.55         0.57         5.49
     1.00      5.43           23,080     0.76         5.29         0.82         5.23
----------------------------------------------------------------------------------------
     1.00      4.13          559,470     0.35         4.01         0.43         3.93
     1.00      3.98          145,867     0.50         3.88         0.58         3.80
     1.00      3.72           21,862     0.75         3.61         0.83         3.53
----------------------------------------------------------------------------------------

 TREASURY OBLIGATIONS PORTFOLIO



                                 Net asset
                                 value at     Net     Distributions
                                 beginning investment      to
                                 of period  income/a/  unitholders
-------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                   $1.00      0.05       $(0.05)
1998 - ILA Administration units     1.00      0.05        (0.05)
1998 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1997 - ILA units                    1.00      0.05        (0.05)
1997 - ILA Administration units     1.00      0.05        (0.05)
1997 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1996 - ILA units                    1.00      0.05        (0.05)
1996 - ILA Administration units     1.00      0.05        (0.05)
1996 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1995 - ILA units                    1.00      0.06        (0.06)
1995 - ILA Administration units     1.00      0.05        (0.05)
1995 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1994 - ILA units                    1.00      0.04        (0.04)
1994 - ILA Administration units     1.00      0.04        (0.04)
1994 - ILA Service units            1.00      0.03        (0.03)
-------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B






                                                                  Ratios assuming no
                                                                 waiver of fees and no
                                                                  expense limitations
                                                               -------------------------
                             Net                  Ratio of net              Ratio of net
  Net asset               assets at  Ratio of net  investment  Ratio of net  investment
  value at                   end     expenses to   income to   expenses  to  income to
     end       Total      of period  average net  average net  average net  average net
  of period   return/b/   (in 000's)    assets       assets       assets       assets
----------------------------------------------------------------------------------------
    $1.00      5.15%     $734,553      0.42%        4.96%        0.43%        4.95%
     1.00      4.99        80,464      0.57         4.88         0.58         4.87
     1.00      4.73        35,432      0.82         4.67         0.83         4.66
----------------------------------------------------------------------------------------
     1.00      5.26       590,381      0.42         5.12         0.42         5.12
     1.00      5.10       124,159      0.57         4.99         0.57         4.99
     1.00      4.84       104,133      0.82         4.73         0.82         4.73
----------------------------------------------------------------------------------------
     1.00      5.11       574,734      0.41         4.98         0.43         4.96
     1.00      4.95       108,850      0.56         4.83         0.58         4.81
     1.00      4.69       123,483      0.81         4.59         0.83         4.57
----------------------------------------------------------------------------------------
     1.00      5.73       711,209      0.41         5.51         0.43         5.49
     1.00      5.57        92,643      0.56         5.37         0.58         5.35
     1.00      5.31       119,692      0.81         5.11         0.83         5.09
----------------------------------------------------------------------------------------
     1.00      3.91       713,816      0.40         3.77         0.44         3.73
     1.00      3.75        97,626      0.55         3.68         0.59         3.64
     1.00      3.49       108,972      0.80         3.40         0.84         3.35
----------------------------------------------------------------------------------------

 TREASURY INSTRUMENTS PORTFOLIO



                                  Net asset
                                  value at     Net      Distributions
                                  beginning investment       to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B



                                                                   Ratios assuming no
                                                                  waiver of fees and no
                                                                   expense limitations
                                                                -------------------------
                              Net                  Ratio of net              Ratio of net
  Net asset                assets at  Ratio of net  investment  Ratio of net  investment
  value at                    end     expenses to   income to   expenses  to  income to
     end       Total       of period  average net  average net  average net  average net
  of period   return/b/    (in 000's)    assets       assets       assets       assets
----------------------------------------------------------------------------------------
    $1.00      4.96%      $341,476      0.30%        4.83%        0.43%        4.70%
     1.00      4.80        131,685      0.45         4.68         0.58         4.55
     1.00      4.54        374,128      0.70         4.43         0.83         4.30
----------------------------------------------------------------------------------------
     1.00      5.17        330,241      0.22         5.02         0.42         4.82
     1.00      5.01         98,667      0.37         4.88         0.57         4.68
     1.00      4.75        295,404      0.62         4.63         0.82         4.43
----------------------------------------------------------------------------------------
     1.00      5.10        708,999      0.21         4.96         0.43         4.74
     1.00      4.95        137,706      0.36         4.82         0.58         4.60
     1.00      4.68        383,901      0.61         4.56         0.83         4.34
----------------------------------------------------------------------------------------
     1.00      5.70        586,294      0.21         5.50         0.44         5.27
     1.00      5.54         68,713      0.36         5.34         0.59         5.11
     1.00      5.28        123,254      0.61         5.00         0.84         4.77
----------------------------------------------------------------------------------------
     1.00      4.01        547,351      0.20         3.96         0.43         3.73
     1.00      3.85         64,388      0.35         3.97         0.58         3.74
     1.00      3.59         74,451      0.60         3.72         0.83         3.49
----------------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO



                                          Net asset
                                          value at     Net      Distributions
                                          beginning investment    to  unit/
                                          of period  income/a/   shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
 Net asset            assets at  Ratio of net  investment  Ratio of net  investment
 value at                end     expenses to   income to   expenses  to  income to
    end     Total     of period  average net  average net  average net  average net
 of period return/b/ (in  000's)   assets       assets       assets       assets
------------------------------------------------------------------------------------
   $1.00    5.21%      $383,243      0.43%        5.09%        0.45%        5.07%
    1.00    5.05          7,692      0.58         4.94         0.60         4.92
    1.00    4.79        105,732      0.83         4.67         0.85         4.65
    1.00    4.57c             2      0.93c        4.60c        1.45c        4.08c
------------------------------------------------------------------------------------
    1.00    5.31        460,457      0.42         5.16         0.42         5.16
    1.00    5.15         10,192      0.57         4.98         0.57         4.98
    1.00    4.89         83,799      0.82         4.78         0.82         4.78
------------------------------------------------------------------------------------
    1.00    5.15        694,651      0.41         5.04         0.44         5.01
    1.00    4.99         36,055      0.56         4.89         0.59         4.86
    1.00    4.73         94,228      0.81         4.63         0.84         4.60
------------------------------------------------------------------------------------
    1.00    5.77        570,469      0.41         5.62         0.43         5.60
    1.00    5.62         47,558      0.56         5.49         0.58         5.47
    1.00    5.35         85,401      0.81         5.19         0.83         5.17
------------------------------------------------------------------------------------
    1.00    3.94        881,520      0.40         3.78         0.44         3.74
    1.00    3.79         95,483      0.55         3.62         0.59         3.58
    1.00    3.53        156,930      0.80         3.50         0.84         3.46
------------------------------------------------------------------------------------

 FEDERAL PORTFOLIO



                                  Net asset
                                  value at     Net      Distributions
                                  beginning investment       to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                                 Ratios assuming no
                                                                waiver of fees and no
                                                                 expense limitations
                                                              -------------------------
                            Net                  Ratio of net              Ratio of net
  Net asset              assets at  Ratio of net  investment  Ratio of net  investment
  value at                  end     expenses to   income to   expenses  to  income to
     end       Total     of period  average net  average net  average net  average net
  of period   return/b/ (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------------
    $1.00      5.25%     $2,625,705     0.34%        5.10%        0.42%        5.02%
     1.00      5.09         508,297     0.49         4.97         0.57         4.89
     1.00      4.83          53,994     0.74         4.71         0.82         4.63
---------------------------------------------------------------------------------------
     1.00      5.40       2,050,559     0.27         5.26         0.41         5.12
     1.00      5.24         530,001     0.42         5.11         0.56         4.97
     1.00      4.98          34,540     0.67         4.83         0.81         4.69
---------------------------------------------------------------------------------------
     1.00      5.24       2,303,677     0.26         5.13         0.43         4.96
     1.00      5.09         794,537     0.41         4.98         0.58         4.81
     1.00      4.83         192,416     0.66         4.73         0.83         4.56
---------------------------------------------------------------------------------------
     1.00      5.83       1,731,935     0.26         5.69         0.42         5.53
     1.00      5.67         516,917     0.41         5.50         0.57         5.34
     1.00      5.41         102,576     0.66         5.22         0.82         5.06
---------------------------------------------------------------------------------------
     1.00      4.11       1,625,567     0.25         4.07         0.42         3.90
     1.00      3.95         329,896     0.40         3.88         0.57         3.71
     1.00      3.69          15,539     0.65         3.92         0.82         3.75
---------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO




                                          Net asset
                                          value at     Net       Distributions
                                          beginning investment     to unit/
                                          of period  income/a/   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.03        (0.03)
1994 - ILA Service units                     1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B



                                                             Ratios assuming no
                                                            waiver of fees and no
                                                             expense limitations
                                                          -------------------------
                        Net                  Ratio of net              Ratio of net
Net asset            assets at  Ratio of net  investment  Ratio of net  investment
value at                end     expenses to   income to   expenses to   income to
   end     Total     of period  average net  average net  average net  average net
of period  return/b/ (in 000's)    assets       assets       assets       assets
-----------------------------------------------------------------------------------
  $1.00     3.17%    $1,562,285     0.35%        3.12%        0.41%        3.06%
   1.00     3.02         26,509     0.50         2.98         0.56         2.92
   1.00     2.76         37,850     0.75         2.72         0.81         2.66
   1.00     2.61c             2     0.85c        2.66c        1.41c        2.10c
-----------------------------------------------------------------------------------
   1.00     3.39      1,479,486     0.32         3.33         0.41         3.24
   1.00     3.23         27,967     0.47         3.16         0.56         3.07
   1.00     2.97         30,513     0.72         2.97         0.81         2.88
-----------------------------------------------------------------------------------
   1.00     3.25      1,514,443     0.31         3.20         0.41         3.10
   1.00     3.09         59,097     0.46         3.06         0.56         2.96
   1.00     2.84         28,921     0.71         2.79         0.81         2.69
-----------------------------------------------------------------------------------
   1.00     3.72      1,342,585     0.31         3.65         0.42         3.54
   1.00     3.57         48,773     0.46         3.51         0.57         3.40
   1.00     3.31         49,647     0.71         3.24         0.82         3.13
-----------------------------------------------------------------------------------
   1.00     2.71      1,434,965     0.30         2.64         0.41         2.53
   1.00     2.55         97,778     0.45         2.50         0.56         2.39
   1.00     2.30         36,492     0.70         2.20         0.81         2.09
-----------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO



                                              Net asset
                                              value at     Net       Distribution
                                              beginning investment    to unit/
                                              of period  income/a/   shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                               $ 1.00     $0.03       $(0.03)
1998 - ILA Administration units                  1.00      0.03        (0.03)
1998 - ILA Service units                         1.00      0.02        (0.02)
1998 - Cash Management shares (commenced May
 1)                                              1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                                 1.00      0.03        (0.03)
1997 - ILA Administration units                  1.00      0.03        (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                                    1.00      0.01        (0.01)
-------------------------------------------------------------------------------
1996 - ILA units                                 1.00      0.03        (0.03)
1996 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                                 1.00      0.03        (0.03)
1995 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1994 - ILA units                                 1.00      0.03        (0.03)
1994 - ILA Administration units                  1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                             Ratios assuming no
                                                            waiver of fees and no
                                                             expense limitations
                                                          -------------------------
                         Net
                      assets at              Ratio of net              Ratio of net
Net asset                end    Ratio of net  investment  Ratio of net  investment
value at              of period expenses to   income to   expenses to   income to
   end     Total         (in    average net  average net  average net  average net
of period  return/b/   000's)      assets       assets       assets       assets
-----------------------------------------------------------------------------------
  $1.00     2.84%     $584,615      0.41%        2.79%        0.41%        2.79%
   1.00     2.68           512      0.56         2.84         0.56         2.84
   1.00     2.43             2      0.81         2.48         0.81         2.48
   1.00     2.25c            2      0.91c        2.37c        1.41c        1.87c
-----------------------------------------------------------------------------------
   1.00     3.15       591,003      0.42         3.10         0.42         3.10
   1.00     3.00           360      0.57         2.98         0.57         2.98
   1.00     2.87c            2      0.82c        2.90c        0.82c        2.90c
-----------------------------------------------------------------------------------
   1.00     3.03       440,476      0.41         2.99         0.42         2.98
   1.00     2.88           142      0.56         2.84         0.57         2.83
-----------------------------------------------------------------------------------
   1.00     3.55       346,728      0.41         3.49         0.41         3.49
   1.00     3.40            61      0.56         3.32         0.56         3.32
-----------------------------------------------------------------------------------
   1.00     2.53       227,399      0.40         2.50         0.41         2.49
   1.00     2.37           790      0.55         2.33         0.56         2.32
-----------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO



                                          Net asset
                                          value at     Net       Distributions
                                          beginning investment     to unit/
                                          of period  income/a/   shareholders
------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units (commenced
 September 15)                               1.00      0.01        (0.01)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.03        (0.03)
1995 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.02        (0.02)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B



                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net   Ratio of   Ratio of net
 Net asset            assets at  Ratio of net  investment      net       investment
 value at                end     expenses to   income to   expenses  to  income to
    end     Total     of period  average net  average net  average net  average net
 of period return/b/  (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
   $1.00    3.02%      $122,550      0.36%        2.96%        0.51%        2.81%
    1.00    2.87         21,580      0.51         2.85         0.66         2.70
    1.00    2.61              2      0.76         2.61         0.91         2.46
    1.00    2.46c             1      0.86c        2.56c        1.51c        1.91c
------------------------------------------------------------------------------------
    1.00    3.29        102,887      0.33         3.24         0.43         3.14
    1.00    3.14         31,993      0.48         3.09         0.58         2.99
    1.00    3.02c             2      0.73c        3.04c        0.83c        2.94c
------------------------------------------------------------------------------------
    1.00    3.05         70,175      0.32         3.01         0.43         2.90
    1.00    2.90         44,319      0.47         2.88         0.58         2.77
------------------------------------------------------------------------------------
    1.00    3.51         90,537      0.30         3.44         0.44         3.30
    1.00    3.35         26,724      0.45         3.28         0.59         3.14
------------------------------------------------------------------------------------
    1.00    2.56         84,517      0.24         2.62         0.47         2.39
    1.00    2.41         38,970      0.39         2.47         0.62         2.24
------------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach
   5 Fund Investment Objectives
     and Strategies
  10 Principal Risks of the
     Funds
  14 Fund Performance
  24 Fund Fees and Expenses
  27 Service Providers
  30 Dividends
  31 Shareholder Guide
      31 How to Buy Shares
      35 How to Sell Shares
  40 Taxation
  41 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  52 Appendix B
     Financial Highlights

Institutional Liquid Assets
Prospectus (ILA Administration Units)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                            [LOGO OF GOLDMAN SACHS]

         The Funds' investment company registration number is 811-5349.

ILAPROADMM

  Prospectus

  GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

ILA Service
("Units" or
"Shares")

May 1, 1999




 .Prime
 Obligations
 Portfolio

 .Money Market
 Portfolio

 .Treasury
 Obligations
 Portfolio

 .Treasury
 Instruments
 Portfolio

 .Government
 Portfolio

 .Federal
 Portfolio

 .Tax-Exempt
 Diversified
 Portfolio

 .Tax-Exempt
 California
 Portfolio

 .Tax-Exempt New
 York Portfolio



                                                        [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE SECURI-
  TIES OR PASSED UPON THE ADEQUACY OF THIS
  PROSPECTUS. ANY REPRESENTATION TO THE CON-
  TRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.


[ART]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the "Funds"). GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process
 1. Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:
 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for their analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2. Managing Interest Rate Risk

 Three main steps are followed in seeking to manage interest rate risk:
 .Establish weighted average maturity (WAM) target--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.


 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
  .Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and
   Government Portfolios.
  .Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios. .Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-
   Exempt New York Portfolios.
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio's policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fun-damental and may be changed without shareholder approval.
 .Diversification: Diversification can help a Fund reduce the risks of invest-ing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limita-tions do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment com-panies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES

 Taxable and Tax-Advantaged Funds:

 The Prime Obligations, Money Market, Treasury Obligations, Treasury Instru-ments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instru-ments.

 The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obliga-tions of foreign banks, foreign companies and foreign governments.

 The Treasury Obligations Portfolio pursues its investment objective by investing in securities issued or guaranteed by the U.S. Treasury and repur-chase agreements relating to such securities. The Government Portfolio pur-sues its investment objective by investing in U.S. Government Securities and repurchase agreements relating to such securities.

 The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments to certain U.S. Treasury Obliga-tions and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxa-tion in your own state.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively.

 The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES


 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual/semiannual reports. For more infor-mation see Appendix A.

 Investment Policies Matrix



                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations           ./1/             .                    .                     .
                                                             U.S. banks only
 --------------------------------------------------------------------------------------------------
  Money Market                ./1/             .                    .                     .
                                                        Over 25% of total assets   U.S. and foreign
                                                        must be invested in U.S.   (US$) commercial
                                                        and foreign (US$) banks/2/ paper
 --------------------------------------------------------------------------------------------------
  Treasury Obligations        ./3/
 --------------------------------------------------------------------------------------------------
  Treasury Instruments        ./3/
 --------------------------------------------------------------------------------------------------
  Government                  ./1/             .
 --------------------------------------------------------------------------------------------------
  Federal                     ./1/             .
 --------------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt California                                                                   .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                                     .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 1 Issued or guaranteed by the U.S. Treasury.
 2 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
 3 Issued by the U.S. Treasury.
 4 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




     Short-Term
   Obligations of                       Asset-Backed and       Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/4/    Obligations (US$)
---------------------------------------------------------------------------
          .                  .                 .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .                 .                ./5/
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------

                      (Does not intend
                      to invest)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

 5 The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

Investment Policies Matrix continued


                         Taxable             Tax-Exempt            Custodial    Unrated        Investment
Fund                    Municipals           Municipals            Receipts  Securities/8/     Companies
-------------------------------------------------------------------------------------------------------------
Prime Obligations         . /6/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Money Market              . /6/                                        .           .          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Treasury Obligations
-------------------------------------------------------------------------------------------------------------
Treasury Instruments


-------------------------------------------------------------------------------------------------------------
Government                                                                                    .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Federal                                                                                       .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment
                                                                                           companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified                  .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment
                                   extraordinary circumstances)/7/                         companies
-------------------------------------------------------------------------------------------------------------
Tax-Exempt California                   .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in California                              companies
                                   instruments (except in
                                   extraordinary circumstances)/7/
-------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                     .                              .           .          .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65% of                         investment
                                   total assets in New York                                companies
                                   instruments (except in
                                   extraordinary circumstances)/7/
-------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 6 Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 7 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 8 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 9 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


     Private                                Summary of
     Activity          Credit              Taxation for
      Bonds          Quality/8/          Distributions/13/                       Miscellaneous
--------------------------------------------------------------------------------------------------------------
        .          First Tier/11/  Taxable federal and state/14/




--------------------------------------------------------------------------------------------------------------
        .          First Tier/11/  Taxable federal and state/14/ May invest in obligations of the International
                                                                 Bank for Reconstruction
                                                                 and Development

--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and state/14/
--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and
                                   generally exempt from
                                   state taxation
--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and state/14/



--------------------------------------------------------------------------------------------------------------
                   First Tier/11/  Taxable federal and           Under extraordinary circumstances,
                                   generally exempt from         may hold cash, U.S. Government
                                   state taxation                Securities subject to state taxation
                                                                 or cash equivalents

--------------------------------------------------------------------------------------------------------------
 (Does not         First/11/ or    Tax-exempt federal and        May (but does not currently intend to)
 intend to         Second Tier/12/ taxable state/15/             invest up to 20% in securities subject to
 invest)/9/,/10/                                                 AMT and may temporarily invest in the taxable
                                                                 money market instruments described herein
--------------------------------------------------------------------------------------------------------------
 (Does not         First/11/ or    Tax-exempt federal            May (but does not currently intend to)
 intend to         Second Tier/12/ and California State          invest up to 20% in AMT securities
 invest)/9/,/10/                                                 and may temporarily invest in the taxable
                                                                 money market instruments described herein



--------------------------------------------------------------------------------------------------------------
        .          First/11/ or    Tax-exempt federal,           May invest up to 20% in AMT securities
  (not more than   Second Tier/12/ New York State and            and may temporarily invest in the taxable
    20% of net                     New York City                 money market instruments described herein
   assets)/10/



--------------------------------------------------------------------------------------------------------------

 10 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 11 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 12 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 13 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 14 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 15 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                 Prime      Money    Treasury    Treasury
  .Applicable                 Obligations  Market   Obligations Instruments
  --  Not Applicable           Portfolio  Portfolio  Portfolio   Portfolio
---------------------------------------------------------------------------
  NAV                              .          .          .           .
  Interest Rate                    .          .          .           .
  Credit/Default                   .          .          .           .
  Liquidity                        .          .          .           .
  Other                            .          .          .           .
  U.S. Government Securities       .          .         --          --
  Concentration                   --         --         --          --
  Foreign                         --          .         --          --
  Banking Industry                --          .         --          --
  Tax                             --         --         --          --
---------------------------------------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS

                                       Tax-Exempt          Tax-Exempt         Tax-Exempt
  Government          Federal          Diversified         California          New York
  Portfolio          Portfolio          Portfolio          Portfolio          Portfolio
----------------------------------------------------------------------------------------
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                  .                  .                  .
       .                 .                 --                  --                 --
       --               --                  .                  .                  .
       --               --                 --                  --                 --
       --               --                 --                  --                 --
       --               --                  .                  .                  .
----------------------------------------------------------------------------------------

Risks that apply to all Funds:

 .NAV Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfo-lios, risk of loss from payment default may also exist where municipal instru-ments are backed by foreign letters of credit or guarantees.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

 .Foreign Risk--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

                                                    PRINCIPAL RISKS OF THE FUNDS


 .Banking Industry Risk--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest at least 65% of their total assets in California municipal obligations and New York municipal obligations, respectively. These two Funds are classified as "non-diversified" for regulatory purposes.
 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios).

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) the average annual returns of a Fund's Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past per-formance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

                                                                FUND PERFORMANCE

Prime Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.61%

 Worst Quarter:
 Q2 '93     0.62%



                                     [BAR GRAPH APPEARS HERE]

                  1991    1992    1993    1994    1995    1996    1997    1998
                  ----    ----    ----    ----    ----    ----    ----    ----
                  5.67%   3.35%   2.56%   3.66%   5.37%   4.80%   4.96%   4.90%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)        4.90%   4.73%       4.62%
 ------------------------------------------------------------------------

Money Market Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.62%

 Worst Quarter
 Q2 '93     0.64%



                                    [BAR GRAPH APPEARS HERE]

                  1991    1992    1993    1994    1995    1996    1997    1998
                  ----    ----    ----    ----    ----    ----    ----    ----
                  5.70%   3.36%   2.62%   3.72%   5.43%   4.86%   5.01%   4.91%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 6/1/90)   4.91%   4.78%       4.67%
 -------------------------------------------------------------------

                                                                FUND PERFORMANCE

Treasury Obligations Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.51%

 Worst Quarter:
 Q2 '93     0.60%



                                      [BAR GRAPH APPEARS HERE]

                  1991    1992    1993    1994    1995    1996    1997    1998
                  ----    ----    ----    ----    ----    ----    ----    ----
                  5.48%   3.24%   2.48%   3.49%   5.31%   4.69%   4.84%   4.73%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)        4.73%   4.61%       4.50%
 ------------------------------------------------------------------------

Treasury Instruments Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95     1.35%

 Worst Quarter
 Q2 '93     0.62%



                                          [BAR GRAPH APPEARS HERE]

                          1992    1993    1994    1995    1996    1997    1998
                          ----    ----    ----    ----    ----    ----    ----
                          3.13%   2.57%   3.59%   5.28%   4.68%   4.75%   4.54%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 1/30/91)  4.54%   4.57%       4.22%
 -------------------------------------------------------------------

                                                                FUND PERFORMANCE

Government Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.53%

 Worst Quarter:
 Q2 '93     0.62%




                                         [BAR GRAPH APPEARS HERE]

                  1991    1992    1993    1994    1995    1996    1997    1998
                  ----    ----    ----    ----    ----    ----    ----    ----
                  5.49%   3.30%   2.53%   3.53%   5.35%   4.73%   4.89%   4.79%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 7/1/90)        4.79%   4.66%       4.51%
 ------------------------------------------------------------------------

Federal Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '95     1.37%

 Worst Quarter
 Q1 '94     0.66%




                                                   [BAR GRAPH APPEARS HERE]

                                           1994    1995    1996    1997    1998
                                           ----    ----    ----    ----    ----
                                           3.69%   5.41%   4.83%   4.98%   4.83%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 5/15/93)  4.83%   4.74%       4.49%
 -------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.03%

 Worst Quarter:
 Q1 '94     0.42%



                                       [BAR GRAPH APPEARS HERE]

                  1991    1992    1993    1994    1995    1996    1997    1998
                  ----    ----    ----    ----    ----    ----    ----    ----
                  3.91%   2.42%   1.84%   2.30%   3.31%   2.84%   2.97%   2.76%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 7/2/90)        2.76%   2.84%       2.94%
 ------------------------------------------------------------------------

Tax-Exempt California Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '98     0.70%

 Worst Quarter
 Q4 '98     0.56%



                                                [BAR GRAPH APPEARS HERE]

                                                          1998
                                                          ----
                                                          2.43%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year Since Inception
 -----------------------------------------------------------
  Service Shares (Inception 9/15/97)  2.43%       2.53%
 -----------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt New York Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q2 '98     0.74%

 Worst Quarter:
 Q4 '98     0.59%



                                                     [BAR GRAPH APPEARS HERE]

                                                              1998
                                                              ----
                                                              2.61%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year Since Inception
 ----------------------------------------------------------------
  Service Shares (Inception 9/15/97)       2.61%       2.71%
 ----------------------------------------------------------------

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Service Shares of a Fund.

                                               Prime      Money     Treasury
                                            Obligations   Market   Obligations
                                             Portfolio  Portfolio   Portfolio
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None        None
Maximum Deferred Sales Charge (Load)            None       None        None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None        None
Redemption Fees                                 None       None        None
Exchange Fees                                   None       None        None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%       0.35%
Service Fees/2/                                0.40%      0.40%       0.40%
Other Expenses/3/                              0.08%      0.08%       0.08%
------------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.83%      0.83%       0.83%
------------------------------------------------------------------------------
                                             Treasury
                                            Instruments Government   Federal
                                             Portfolio  Portfolio   Portfolio
------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None        None
Maximum Deferred Sales Charge (Load)            None       None        None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None        None
Redemption Fees                                 None       None        None
Exchange Fees                                   None       None        None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%       0.35%
Service Fees/2/                                0.40%      0.40%       0.40%
Other Expenses/3/                              0.08%      0.10%       0.07%
------------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.83%      0.85%       0.82%
------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                            Tax-Exempt  Tax-Exempt Tax-Exempt
                                            Diversified California  New York
                                             Portfolio  Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Service Fees/2/                                0.40%      0.40%      0.40%
Other Expenses/3/                              0.06%      0.06%      0.16%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/4/               0.81%      0.81%      0.91%
-----------------------------------------------------------------------------

1The Funds' annual operating expenses are based on actual expenses.
2Service Organizations may charge other fees directly to their customers who are the beneficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return such customers realize with respect to their investments.
3"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Service Shares plus all other ordinary expenses not detailed above.
4The Investment Adviser has voluntarily agreed to reduce or limit "Total Fund Operating Expenses" of each Fund (excluding service fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to 0.43% of each Fund's average daily net assets. As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                   Tax-Exempt
                                                        Government  New York
                                                        Portfolio  Portfolio
 ----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):
  Management Fees                                         0.35%      0.35%
  Service Fees                                            0.40%      0.40%
  Other Expenses                                          0.08%      0.08%
 ----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                           0.83%      0.83%
 ----------------------------------------------------------------------------

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Prime Obligations        $85    $265    $460    $1,025
-------------------------------------------------------
Money Market             $85    $265    $460    $1,025
-------------------------------------------------------
Treasury Obligations     $85    $265    $460    $1,025
-------------------------------------------------------
Treasury Instruments     $85    $265    $460    $1,025
-------------------------------------------------------
Government               $87    $271    $471    $1,049
-------------------------------------------------------
Federal                  $84    $262    $455    $1,014
-------------------------------------------------------
Tax-Exempt Diversified   $83    $259    $450    $1,002
-------------------------------------------------------
Tax-Exempt California    $83    $259    $450    $1,002
-------------------------------------------------------
Tax-Exempt New York      $93    $290    $504    $1,120
-------------------------------------------------------


Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensa-tion, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls the Investment Adviser, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)
 Pursuant to an SEC order, each Taxable and Tax-Advantaged Fund may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           Actual Rate For the
                                           Fiscal Year Ended
  Fund                    Contractual Rate December 31, 1998
 -------------------------------------------------------------
  Prime Obligations            0.35%              0.35%
 -------------------------------------------------------------
  Money Market                 0.35%              0.34%
 -------------------------------------------------------------
  Treasury Obligations         0.35%              0.35%
 -------------------------------------------------------------
  Treasury Instruments         0.35%              0.24%
 -------------------------------------------------------------
  Government                   0.35%              0.35%
 -------------------------------------------------------------
  Federal                      0.35%              0.28%
 -------------------------------------------------------------
  Tax-Exempt Diversified       0.35%              0.29%
 -------------------------------------------------------------
  Tax-Exempt California        0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt New York          0.35%              0.30%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

                                                               SERVICE PROVIDERS

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends


 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed to shareholders monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, your dividends and distributions will be reinvested automati-cally in the applicable Fund.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

Shareholder Guide


 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion attached to this Prospectus.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
   (Name of Fund and Class of Shares), 4900 Sears Tower - 60th Floor, Chica-go, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:


  If an effective order and federal funds are received:   Dividends begin:
 --------------------------------------------------------------------------
  Taxable and Tax-Advantaged Funds:
   .By 3:00 p.m. New York time                            Same business day
   .After 3:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  Tax-Exempt Funds:
   .By 1:00 p.m. New York time                            Same business day
   .After 1:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on

                                                               SHAREHOLDER GUIDE

 behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.40% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the Service Shares of the Fund, which are attributable to or held in the name of the Service Organization for its cus-tomers. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.


 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:


  Redemption Request Received       Redemption Proceeds     Dividends
 --------------------------------------------------------------------------------
  Taxable and Tax-Advantaged
   Funds:
 --------------------------------------------------------------------------------
   .By 3:00 p.m. New York time      Wired same business day Not earned on day
                                                            request is received
   .After 3:00 p.m. New York time   Wired next business day Earned on day request
                                                            is received
 --------------------------------------------------------------------------------
  Tax-Exempt Funds:
 --------------------------------------------------------------------------------
   .By 12:00 p.m. New York time     Wired same business day Not earned on day
                                                            request is received
   .After 12:00 p.m. New York       Wired next business day Earned on day request
   time                                                     is received
 --------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 What Should I Know About The Check Redemption Privilege?
 A Service Organization may elect to have a special account with State Street for the purpose of redeeming Service Shares from its account by check.
 The following general policies govern the check redemption privilege:
 .The Service Organization will be provided with a supply of checks when
  State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.

                                                               SHAREHOLDER GUIDE

 .The payee of the check may cash or deposit it just like any other check drawn on a bank.
 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional Service Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to the Service Organization by State
  Street.
 .The check redemption privilege allows a Service Organization to receive the dividends declared on the Service Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the Service Shares held in the Service Organization's account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
 .The Trust reserves the right to limit the availability of, modify or termi-nate the check redemption privilege at any time with respect to any or all Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to purchase suf-ficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption
                   privileges on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

                                                               SHAREHOLDER GUIDE


 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will I Be Sent Regarding Investments In Service
 Shares?
 Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation


Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. Moreover, the Tax-Exempt California and Tax-Exempt New York Portfo-lios expect that their dividends will not be subject to the California and New York state personal income tax, respectively, (and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Funds.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your AMT liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any social security or railroad retirement payments received by you are subject to federal income tax-es.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxa-tion. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Certain Funds may also acquire U.S. Government Securities in the form of custo-dial receipts. Custodial receipts evidence ownership of future interest pay-ments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real

                                                                      APPENDIX A

estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denomi-nated obligations of domestic or, in the case of certain Funds, foreign issuers.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S.

dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Efforts in foreign countries to remedi-ate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the invest-ment portfolio of a Fund may be adversely affected. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

                                                                      APPENDIX A


Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt serv-ice on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualifica-tion from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are gener-ally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

                                                                      APPENDIX A


Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of cred-it, which will ordinarily be irrevocable, both of which may be issued by domes-tic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued secu-rities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have invest-ment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from

                                                                      APPENDIX A

which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in tax-able money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be sub-ject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental enti-ties, and future voter initiatives could result in adverse consequences affect-ing California municipal obligations. Also, the ultimate fiscal effect of fed-erally-mandated reform of welfare programs on the State and its local governments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obli-gations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abili-ties of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obliga-tions. Although several different issues of municipal obligations of the State and its agencies and instrumentalities and of the City have been downgraded by S&P and Moody's in recent years, S&P and Moody's have recently placed the debt obligations of the State on Credit Watch with positive implications and upgraded the debt obligations of the City, respectively. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 1999 no issuers were in default with respect to the payment of their New York munic-ipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obliga-tions and, consequently, the value of the Fund's holdings. A more detailed dis-cussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                          Net asset
                          value at     Net     Distributions
                          beginning investment   to unit/
                          of period  income/a/ shareholders
--------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units            $1.00     $0.05       $(0.05)
1998 - ILA
 Administration units        1.00      0.05        (0.05)
1998 - ILA Service units     1.00      0.05        (0.05)
1998 - ILA B units           1.00      0.04        (0.04)
1998 - ILA C units           1.00      0.04        (0.04)
1998 - Cash Management
 shares (commenced May
 1)                          1.00      0.03        (0.03)
--------------------------------------------------------------------------------
1997 - ILA units             1.00      0.05        (0.05)
1997 - ILA
 Administration units        1.00      0.05        (0.05)
1997 - ILA Service units     1.00      0.05        (0.05)
1997 - ILA B units           1.00      0.04        (0.04)
1997 - ILA C units
 (commenced August 15)       1.00      0.04        (0.04)
--------------------------------------------------------------------------------
1996 - ILA units             1.00      0.05        (0.05)
1996 - ILA
 Administration units        1.00      0.05        (0.05)
1996 - ILA Service units     1.00      0.05        (0.05)
1996 - ILA B units
 (commenced May 8)           1.00      0.03        (0.03)
--------------------------------------------------------------------------------
1995 - ILA units             1.00      0.06        (0.06)
1995 - ILA
 Administration units        1.00      0.06        (0.06)
1995 - ILA Service units     1.00      0.05        (0.05)
--------------------------------------------------------------------------------
1994 - ILA units             1.00      0.04        (0.04)
1994 - ILA
 Administration units        1.00      0.04        (0.04)
1994 - ILA Service units     1.00      0.04        (0.04)
--------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end       Total    period   average net  average net  average net  average net
  of period   return/b/(in 000's)   assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.32%   $837,185      0.43%        5.19%        0.43%        5.19%
     1.00      5.16      38,836      0.58         5.05         0.58         5.05
     1.00      4.90     119,309      0.83         4.79         0.83         4.79
     1.00      4.27      14,412      1.43         4.07         1.43         4.07
     1.00      4.27       6,814      1.43         4.13         1.43         4.13
     1.00      4.69c          2      0.93c        4.81c        1.43c        4.31c
------------------------------------------------------------------------------------
     1.00      5.38     866,445      0.42         5.24         0.43         5.23
     1.00      5.22      28,110      0.57         5.11         0.58         5.10
     1.00      4.96      78,316      0.82         4.85         0.83         4.84
     1.00      4.33       1,574      1.42         4.33         1.43         4.32
     1.00      4.41c      1,897      1.42c        4.39c        1.43c        4.38c
------------------------------------------------------------------------------------
     1.00      5.22   1,154,787      0.41         5.11         0.43         5.09
     1.00      5.06      23,738      0.56         4.97         0.58         4.95
     1.00      4.80      84,707      0.81         4.74         0.83         4.72
     1.00      3.97c        346      1.41c        4.09c        1.43c        4.07c
------------------------------------------------------------------------------------
     1.00      5.79   1,261,251      0.41         5.66         0.43         5.64
     1.00      5.63      63,018      0.56         5.51         0.58         5.49
     1.00      5.37     227,233      0.81         5.22         0.83         5.20
------------------------------------------------------------------------------------
     1.00      4.07   1,963,846      0.40         3.94         0.42         3.92
     1.00      3.91     149,234      0.55         3.79         0.57         3.77
     1.00      3.66     170,453      0.80         3.65         0.82         3.63
------------------------------------------------------------------------------------

 MONEY MARKET PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.06        (0.06)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B







                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   return/b/(in 000's)   assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.33%  $1,350,317     0.40%        5.17%        0.43%        5.14%
     1.00      5.17      314,327     0.55         5.04         0.58         5.01
     1.00      4.91       32,349     0.80         4.79         0.83         4.76
     1.00      4.69c           2     0.90c        4.80c        1.43c        4.27c
------------------------------------------------------------------------------------
     1.00      5.43      806,096     0.37         5.31         0.42         5.26
     1.00      5.28      307,480     0.52         5.15         0.57         5.10
     1.00      5.01       20,517     0.77         4.90         0.82         4.85
------------------------------------------------------------------------------------
     1.00      5.27      703,097     0.36         5.15         0.43         5.08
     1.00      5.12      257,258     0.51         5.00         0.58         4.93
     1.00      4.86       28,845     0.76         4.75         0.83         4.68
------------------------------------------------------------------------------------
     1.00      5.85      574,155     0.36         5.71         0.42         5.65
     1.00      5.69      164,422     0.51         5.55         0.57         5.49
     1.00      5.43       23,080     0.76         5.29         0.82         5.23
------------------------------------------------------------------------------------
     1.00      4.13      559,470     0.35         4.01         0.43         3.93
     1.00      3.98      145,867     0.50         3.88         0.58         3.80
     1.00      3.72       21,862     0.75         3.61         0.83         3.53
------------------------------------------------------------------------------------

 TREASURY OBLIGATIONS PORTFOLIO



                                 Net asset
                                 value at     Net     Distributions
                                 beginning investment      to
                                 of period  income/a/  unitholders
-------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                   $1.00      0.05       $(0.05)
1998 - ILA Administration units     1.00      0.05        (0.05)
1998 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1997 - ILA units                    1.00      0.05        (0.05)
1997 - ILA Administration units     1.00      0.05        (0.05)
1997 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1996 - ILA units                    1.00      0.05        (0.05)
1996 - ILA Administration units     1.00      0.05        (0.05)
1996 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1995 - ILA units                    1.00      0.06        (0.06)
1995 - ILA Administration units     1.00      0.05        (0.05)
1995 - ILA Service units            1.00      0.05        (0.05)
-------------------------------------------------------------------
1994 - ILA units                    1.00      0.04        (0.04)
1994 - ILA Administration units     1.00      0.04        (0.04)
1994 - ILA Service units            1.00      0.03        (0.03)
-------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B






                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   return/b/(in 000's)   assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.15%   $734,553      0.42%        4.96%        0.43%        4.95%
     1.00      4.99      80,464      0.57         4.88         0.58         4.87
     1.00      4.73      35,432      0.82         4.67         0.83         4.66
------------------------------------------------------------------------------------
     1.00      5.26     590,381      0.42         5.12         0.42         5.12
     1.00      5.10     124,159      0.57         4.99         0.57         4.99
     1.00      4.84     104,133      0.82         4.73         0.82         4.73
------------------------------------------------------------------------------------
     1.00      5.11     574,734      0.41         4.98         0.43         4.96
     1.00      4.95     108,850      0.56         4.83         0.58         4.81
     1.00      4.69     123,483      0.81         4.59         0.83         4.57
------------------------------------------------------------------------------------
     1.00      5.73     711,209      0.41         5.51         0.43         5.49
     1.00      5.57      92,643      0.56         5.37         0.58         5.35
     1.00      5.31     119,692      0.81         5.11         0.83         5.09
------------------------------------------------------------------------------------
     1.00      3.91     713,816      0.40         3.77         0.44         3.73
     1.00      3.75      97,626      0.55         3.68         0.59         3.64
     1.00      3.49     108,972      0.80         3.40         0.84         3.35
------------------------------------------------------------------------------------

 TREASURY INSTRUMENTS PORTFOLIO



                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.05        (0.05)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B



                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   return/b/(in 000's)   assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      4.96%   $341,476      0.30%        4.83%        0.43%        4.70%
     1.00      4.80     131,685      0.45         4.68         0.58         4.55
     1.00      4.54     374,128      0.70         4.43         0.83         4.30
------------------------------------------------------------------------------------
     1.00      5.17     330,241      0.22         5.02         0.42         4.82
     1.00      5.01      98,667      0.37         4.88         0.57         4.68
     1.00      4.75     295,404      0.62         4.63         0.82         4.43
------------------------------------------------------------------------------------
     1.00      5.10     708,999      0.21         4.96         0.43         4.74
     1.00      4.95     137,706      0.36         4.82         0.58         4.60
     1.00      4.68     383,901      0.61         4.56         0.83         4.34
------------------------------------------------------------------------------------
     1.00      5.70     586,294      0.21         5.50         0.44         5.27
     1.00      5.54      68,713      0.36         5.34         0.59         5.11
     1.00      5.28     123,254      0.61         5.00         0.84         4.77
------------------------------------------------------------------------------------
     1.00      4.01     547,351      0.20         3.96         0.43         3.73
     1.00      3.85      64,388      0.35         3.97         0.58         3.74
     1.00      3.59      74,451      0.60         3.72         0.83         3.49
------------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to  unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net              Ratio of net
 Net asset         assets at  Ratio of net  investment  Ratio of net  investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
 of period return/b/(in 000's)   assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    5.21%   $383,243      0.43%        5.09%        0.45%        5.07%
    1.00    5.05       7,692      0.58         4.94         0.60         4.92
    1.00    4.79     105,732      0.83         4.67         0.85         4.65
    1.00    4.57c          2      0.93c        4.60c        1.45c        4.08c
---------------------------------------------------------------------------------
    1.00    5.31     460,457      0.42         5.16         0.42         5.16
    1.00    5.15      10,192      0.57         4.98         0.57         4.98
    1.00    4.89      83,799      0.82         4.78         0.82         4.78
---------------------------------------------------------------------------------
    1.00    5.15     694,651      0.41         5.04         0.44         5.01
    1.00    4.99      36,055      0.56         4.89         0.59         4.86
    1.00    4.73      94,228      0.81         4.63         0.84         4.60
---------------------------------------------------------------------------------
    1.00    5.77     570,469      0.41         5.62         0.43         5.60
    1.00    5.62      47,558      0.56         5.49         0.58         5.47
    1.00    5.35      85,401      0.81         5.19         0.83         5.17
---------------------------------------------------------------------------------
    1.00    3.94     881,520      0.40         3.78         0.44         3.74
    1.00    3.79      95,483      0.55         3.62         0.59         3.58
    1.00    3.53     156,930      0.80         3.50         0.84         3.46
---------------------------------------------------------------------------------

 FEDERAL PORTFOLIO



                                  Net asset
                                  value at     Net     Distributions
                                  beginning investment      to
                                  of period  income/a/  unitholders
--------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05       $(0.05)
1998 - ILA Administration units      1.00      0.05        (0.05)
1998 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1997 - ILA units                     1.00      0.05        (0.05)
1997 - ILA Administration units      1.00      0.05        (0.05)
1997 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1996 - ILA units                     1.00      0.05        (0.05)
1996 - ILA Administration units      1.00      0.05        (0.05)
1996 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1995 - ILA units                     1.00      0.06        (0.06)
1995 - ILA Administration units      1.00      0.06        (0.06)
1995 - ILA Service units             1.00      0.05        (0.05)
--------------------------------------------------------------------
1994 - ILA units                     1.00      0.04        (0.04)
1994 - ILA Administration units      1.00      0.04        (0.04)
1994 - ILA Service units             1.00      0.04        (0.04)
--------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at               end     expenses to   income to   expenses  to  income to
     end       Total  of period  average net  average net  average net  average net
  of period   return/b/(in 000's)   assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.25%  $2,625,705     0.34%        5.10%        0.42%        5.02%
     1.00      5.09      508,297     0.49         4.97         0.57         4.89
     1.00      4.83       53,994     0.74         4.71         0.82         4.63
------------------------------------------------------------------------------------
     1.00      5.40    2,050,559     0.27         5.26         0.41         5.12
     1.00      5.24      530,001     0.42         5.11         0.56         4.97
     1.00      4.98       34,540     0.67         4.83         0.81         4.69
------------------------------------------------------------------------------------
     1.00      5.24    2,303,677     0.26         5.13         0.43         4.96
     1.00      5.09      794,537     0.41         4.98         0.58         4.81
     1.00      4.83      192,416     0.66         4.73         0.83         4.56
------------------------------------------------------------------------------------
     1.00      5.83    1,731,935     0.26         5.69         0.42         5.53
     1.00      5.67      516,917     0.41         5.50         0.57         5.34
     1.00      5.41      102,576     0.66         5.22         0.82         5.06
------------------------------------------------------------------------------------
     1.00      4.11    1,625,567     0.25         4.07         0.42         3.90
     1.00      3.95      329,896     0.40         3.88         0.57         3.71
     1.00      3.69       15,539     0.65         3.92         0.82         3.75
------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO




                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.03        (0.03)
1994 - ILA Service units                     1.00      0.02        (0.02)
----------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B



                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net              Ratio of net
Net asset          assets at  Ratio of net  investment  Ratio of net  investment
value at              end     expenses to   income to   expenses to   income to
   end     Total   of period  average net  average net  average net  average net
of period  return/b/(in 000's)   assets       assets       assets       assets
---------------------------------------------------------------------------------
  $1.00     3.17%  $1,562,285     0.35%        3.12%        0.41%        3.06%
   1.00     3.02       26,509     0.50         2.98         0.56         2.92
   1.00     2.76       37,850     0.75         2.72         0.81         2.66
   1.00     2.61c           2     0.85c        2.66c        1.41c        2.10c
---------------------------------------------------------------------------------
   1.00     3.39    1,479,486     0.32         3.33         0.41         3.24
   1.00     3.23       27,967     0.47         3.16         0.56         3.07
   1.00     2.97       30,513     0.72         2.97         0.81         2.88
---------------------------------------------------------------------------------
   1.00     3.25    1,514,443     0.31         3.20         0.41         3.10
   1.00     3.09       59,097     0.46         3.06         0.56         2.96
   1.00     2.84       28,921     0.71         2.79         0.81         2.69
---------------------------------------------------------------------------------
   1.00     3.72    1,342,585     0.31         3.65         0.42         3.54
   1.00     3.57       48,773     0.46         3.51         0.57         3.40
   1.00     3.31       49,647     0.71         3.24         0.82         3.13
---------------------------------------------------------------------------------
   1.00     2.71    1,434,965     0.30         2.64         0.41         2.53
   1.00     2.55       97,778     0.45         2.50         0.56         2.39
   1.00     2.30       36,492     0.70         2.20         0.81         2.09
---------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO



                                              Net asset
                                              value at     Net     Distribution
                                              beginning investment   to unit/
                                              of period  income/a/ shareholders
-------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                               $ 1.00     $0.03       $(0.03)
1998 - ILA Administration units                  1.00      0.03        (0.03)
1998 - ILA Service units                         1.00      0.02        (0.02)
1998 - Cash Management shares (commenced May
 1)                                              1.00      0.02        (0.02)
-------------------------------------------------------------------------------
1997 - ILA units                                 1.00      0.03        (0.03)
1997 - ILA Administration units                  1.00      0.03        (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                                    1.00      0.01        (0.01)
-------------------------------------------------------------------------------
1996 - ILA units                                 1.00      0.03        (0.03)
1996 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1995 - ILA units                                 1.00      0.03        (0.03)
1995 - ILA Administration units                  1.00      0.03        (0.03)
-------------------------------------------------------------------------------
1994 - ILA units                                 1.00      0.03        (0.03)
1994 - ILA Administration units                  1.00      0.02        (0.02)
-------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                          Ratios assuming no
                                                         waiver of fees and no
                                                          expense limitations
                                                       -------------------------
                      Net
                   assets at              Ratio of net              Ratio of net
Net asset             end    Ratio of net  investment  Ratio of net  investment
value at           of period expenses to   income to   expenses to   income to
   end     Total      (in    average net  average net  average net  average net
of period  return/b/ 000's)     assets       assets       assets       assets
--------------------------------------------------------------------------------
  $1.00     2.84%  $584,615      0.41%        2.79%        0.41%        2.79%
   1.00     2.68        512      0.56         2.84         0.56         2.84
   1.00     2.43          2      0.81         2.48         0.81         2.48
   1.00     2.25c         2      0.91c        2.37c        1.41c        1.87c
--------------------------------------------------------------------------------
   1.00     3.15    591,003      0.42         3.10         0.42         3.10
   1.00     3.00        360      0.57         2.98         0.57         2.98
   1.00     2.87c         2      0.82c        2.90c        0.82c        2.90c
--------------------------------------------------------------------------------
   1.00     3.03    440,476      0.41         2.99         0.42         2.98
   1.00     2.88        142      0.56         2.84         0.57         2.83
--------------------------------------------------------------------------------
   1.00     3.55    346,728      0.41         3.49         0.41         3.49
   1.00     3.40         61      0.56         3.32         0.56         3.32
--------------------------------------------------------------------------------
   1.00     2.53    227,399      0.40         2.50         0.41         2.49
   1.00     2.37        790      0.55         2.33         0.56         2.32
--------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units (commenced
 September 15)                               1.00      0.01        (0.01)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.03        (0.03)
1995 - ILA Administration units              1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.02        (0.02)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B



                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                      Net                  Ratio of net   Ratio of   Ratio of net
 Net asset         assets at  Ratio of net  investment      net       investment
 value at             end     expenses to   income to   expenses  to  income to
    end     Total  of period  average net  average net  average net  average net
 of period return/b/(in 000's)   assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    3.02%   $122,550      0.36%        2.96%        0.51%        2.81%
    1.00    2.87      21,580      0.51         2.85         0.66         2.70
    1.00    2.61           2      0.76         2.61         0.91         2.46
    1.00    2.46c          1      0.86c        2.56c        1.51c        1.91c
---------------------------------------------------------------------------------
    1.00    3.29     102,887      0.33         3.24         0.43         3.14
    1.00    3.14      31,993      0.48         3.09         0.58         2.99
    1.00    3.02c          2      0.73c        3.04c        0.83c        2.94c
---------------------------------------------------------------------------------
    1.00    3.05      70,175      0.32         3.01         0.43         2.90
    1.00    2.90      44,319      0.47         2.88         0.58         2.77
---------------------------------------------------------------------------------
    1.00    3.51      90,537      0.30         3.44         0.44         3.30
    1.00    3.35      26,724      0.45         3.28         0.59         3.14
---------------------------------------------------------------------------------
    1.00    2.56      84,517      0.24         2.62         0.47         2.39
    1.00    2.41      38,970      0.39         2.47         0.62         2.24
---------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach
   5 Fund Investment
     Objectives
     and Strategies
  10 Principal Risks of
     the Funds
  14 Fund Performance
  24 Fund Fees
     and Expenses
  27 Service Providers
  30 Dividends

  31 Shareholder Guide
      31 How to Buy Shares
      35 How to Sell Shares
  40 Taxation
  41 Appendix A
     Additional Information
     On Portfolio Risks,
     Securities And
     Techniques
  52 Appendix B
     Financial Highlights

Institutional Liquid Assets Prospectus (ILA Service Units)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                            [LOGO OF GOLDMAN SACHS]

         The Funds' investment company registration number is 811-5349.

ILAPROSVCMM

  GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

  Prospectus

ILA Cash
Management
Shares

May 1, 1999


 .Prime
 Obligations
 Portfolio

 .Money Market
 Portfolio

 .Government
 Portfolio

 .Tax-Exempt
 Diversified
 Portfolio

 .Tax-Exempt
 California
 Portfolio

 .Tax-Exempt New
 York Portfolio


                                                        [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.


                   [ART]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the "Funds"). GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------

 Investment Process

 1.Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:
 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for their analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.Managing Interest Rate Risk
 Three main steps are followed in seeking to manage interest rate risk:
 . Establish weighted average maturity (WAM) target--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 . Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 . Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .  Each Fund's clients and factors that influence their asset volatility;
 . Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .  Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH

 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to matu-rity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
  .Taxable Funds: Prime Obligations, Money Market and Government Portfolios. .Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-
   Exempt New York Portfolios.
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 .Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York
  Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment compa-nies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 Taxable Funds:

 The Prime Obligations, Money Market and Government Portfolios seek to maxi-mize current income to the extent consistent with the preservation of capi-tal and the maintenance of liquidity by investing exclusively in high qual-ity money market instruments.

 The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obliga-tions of foreign banks, foreign companies and foreign governments.

 The Government Portfolio pursues its investment objective by investing in U.S. Government Securities and repurchase agreements relating to such securities.

 Tax-Exempt Funds:

 The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California State and New York State and City personal income taxes, respectively.

 The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES


 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual/semiannual reports. For more infor-mation see Appendix A.

 Investment Policies Matrix




                          U.S. Treasury U.S. Government            Bank               Commercial
  Fund                     Obligations    Securities           Obligations              Paper
 --------------------------------------------------------------------------------------------------
  Prime Obligations            .1              .                    .                     .
                                                             U.S. banks only
 --------------------------------------------------------------------------------------------------
  Money Market                ./1/             .                    .                     .
                                                         Over 25% of total assets  U.S. and foreign
                                                         must be invested in U.S.  (US$) commercial
                                                        and foreign (US$) banks/2/ paper
 --------------------------------------------------------------------------------------------------
  Government                  ./1/             .
 --------------------------------------------------------------------------------------------------
  Tax-Exempt Diversified                                                                  .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt Calfornia                                                                    .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------
  Tax-Exempt New York                                                                     .
                                                                                   Tax-exempt only
 --------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

 1 Issued or guaranteed by the U.S. Treasury.
 2 If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
 3 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES





     Short-Term
   Obligations of                       Asset-Backed and       Foreign
  Corporations and       Repurchase    Receivables-Backed    Government
   Other Entities        Agreements      Securities/3/    Obligations (US$)
---------------------------------------------------------------------------
          .                  .            .
 U.S. entities only
---------------------------------------------------------------------------
          .                  .            .                ./4/
 U.S. and foreign
 (US$) entities

---------------------------------------------------------------------------
                             .
---------------------------------------------------------------------------
                      (Does not intend
                         to invest)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

 4 The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

Investment Policies Matrix continued




                         Taxable             Tax-Exempt            Custodial    Unrated         Investment
Fund                    Municipals           Municipals            Receipts  Securities/7/      Companies
---------------------------------------------------------------------------------------------------------------
Prime Obligations          ./5/                                        .           .                .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment companies
---------------------------------------------------------------------------------------------------------------
Money Market               ./5/                                        .           .                .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment companies
---------------------------------------------------------------------------------------------------------------
Government                                                                                          .
                                                                                           Up to 10% of total
                                                                                           assets in other
                                                                                           investment companies
---------------------------------------------------------------------------------------------------------------
Tax-Exempt Diversified                            .                    .           .                .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations (except in                                  investment companies
                                   extraordinary circumstances)/6/
---------------------------------------------------------------------------------------------------------------
Tax-Exempt California                             .                    .           .                .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65%                            investment companies
                                   of total assets in California
                                   instruments (except in
                                   extraordinary circumstances)/6/
---------------------------------------------------------------------------------------------------------------
Tax-Exempt New York                               .                    .          .                 .
                                   At least 80% of net assets                              Up to 10% of total
                                   in tax-exempt municipal                                 assets in other
                                   obligations and at least 65%                            investment companies
                                   of total assets in New York
                                   instruments (except in
                                   extraordinary circumstances)/6/
---------------------------------------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
 5 Will only make such investments when yields on such securities are attractive compared to other taxable investments.
 6 Ordinarily expect that 100% of a Fund's portfolio securities will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
 7 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
 8 If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund's net assets under normal market conditions.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES




     Private                               Summary of
    Activity          Credit              Taxation for
      Bonds         Quality/7/          Distributions/12/                     Miscellaneous
---------------------------------------------------------------------------------------------------------
        .         First Tier/10/  Taxable federal and state/13/
---------------------------------------------------------------------------------------------------------
        .         First Tier/10/  Taxable federal and state/13/ May invest in obligations of the International
                                                                Bank for Reconstruction
                                                                and Development
---------------------------------------------------------------------------------------------------------
                  First Tier/10/  Taxable federal and state/13/
---------------------------------------------------------------------------------------------------------
 (Does not        First/10/ or    Tax-exempt federal and        May (but does not currently intend to)
 intend to        Second Tier/11/ taxable state/14/             invest up to 20% in securities
 invest)/8/,/9/                                                 subject to AMT and may
                                                                temporarily invest in the taxable money
                                                                market instruments described herein
---------------------------------------------------------------------------------------------------------
 (Does not        First/10/ or    Tax-exempt federal            May (but does not currently intend to)
 intend to        Second Tier/11/ and California State          invest up to 20% in AMT securities
 invest)/8/,/9/                                                 and may temporarily invest in the taxable
                                                                money market instruments described herein
---------------------------------------------------------------------------------------------------------
        .
 (not more than   First/10/ or    Tax-exempt federal,           May invest up to 20% in AMT securities
 20% of net       Second Tier/11/ New York State and            and may temporarily invest in the taxable
 assets)/9                        New York City                 money market instruments described herein
 /

---------------------------------------------------------------------------------------------------------

 9 No more than 25% of the value of a Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
 10 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
 11 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
 12 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 13 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 14 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                                                              Tax-
  .Applicable          Prime      Money              Tax-Exempt  Tax-Exempt  Exempt
  -- Not            Obligations  Market   Government Diversified California New York
  Applicable         Portfolio  Portfolio Portfolio   Portfolio  Portfolio  Portfolio
-------------------------------------------------------------------------------------
  NAV                    .          .         .           .          .          .
-------------------------------------------------------------------------------------
  Interest Rate          .          .         .           .          .          .
-------------------------------------------------------------------------------------
  Credit/Default         .          .         .           .          .          .
-------------------------------------------------------------------------------------
  Liquidity              .          .         .           .          .          .
-------------------------------------------------------------------------------------
  Other                  .          .         .           .          .          .
-------------------------------------------------------------------------------------
  U.S. Government
  Securities             .          .         .          --          --        --
-------------------------------------------------------------------------------------
  Concentration         --         --         --          .          .          .
-------------------------------------------------------------------------------------
  Foreign               --          .         --         --          --        --
-------------------------------------------------------------------------------------
  Banking Industry      --          .         --         --          --        --
-------------------------------------------------------------------------------------
  Tax                   --         --         --          .          .          .
-------------------------------------------------------------------------------------

Risks that apply to all Funds:

 .NAV Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfo-lios, risk of loss from payment default may also exist where municipal instru-ments are backed by foreign letters of credit or guarantees.

                                                    PRINCIPAL RISKS OF THE FUNDS

 .Liquidity Risk--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Prime Obligations, Money Market and Government
Portfolios:

 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

 .Foreign Risk--The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
 .Banking Industry Risk--The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking indus-try may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry. Nor-mally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

 .Concentration Risk--The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest at least 65% of their total assets in California municipal obligations and New York munici-pal obligations, respectively. These two Funds are classified as "non-diversi-fied" for regulatory purposes.
 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios).

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 Cash Management Shares of the Fund have less than one calendar year's per-formance. For this reason, the performance information shown below is for another class of shares (ILA Service Shares) that is not offered in this Prospectus but would have similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. In reviewing this performance information, however, you should be aware that ILA Service Shares have a 0.40% (annualized) service fee while Cash Management Shares have borne distribution and service fees at 0.50% net of voluntary waivers since inception. If the expenses of the Cash Management Shares were reflected, performance would be reduced.

 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of a Fund's ILA Service Shares from year to year; and (b) the average annual returns of a Fund's ILA Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will per-form in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

Prime Obligations Portfolio

 TOTAL RETURN                                     CALENDAR YEAR (Service Shares)
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.61%

 Worst Quarter:
 Q2 '93     0.62%

                                                [BAR GRAPH APPEARS HERE]

        5.67%   3.35%   2.56%   3.66%   5.37%   4.80%   4.96%   4.90%


        1991    1992    1993    1994    1995    1996    1997    1998


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)        4.90%   4.73%       4.62%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Money Market Portfolio

 TOTAL RETURN                                     CALENDAR YEAR (Service Shares)
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.62%

 Worst Quarter:
 Q2 '93     0.64%

                                                [BAR GRAPH APPEARS HERE]

        5.70%   3.36%   2.62%   3.72%   5.43%   4.86%   5.01%   4.91%


        1991    1992    1993    1994    1995    1996    1997    1998



 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)        4.91%   4.78%       4.67%
 ------------------------------------------------------------------------

Government Portfolio

 TOTAL RETURN                                     CALENDAR YEAR (Service Shares)
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.53%

 Worst Quarter:
 Q2 '93     0.62%

                                                  [BAR GRAPH APPEARS HERE]

        5.49%   3.30%   2.53%   3.53%   5.35%   4.73%   4.89%   4.79%


        1991    1992    1993    1994    1995    1996    1997    1998


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 7/1/90)        4.79%   4.66%       4.51%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                     CALENDAR YEAR (Service Shares)
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.03%

 Worst Quarter
 Q1 '94     0.42%

                                                [BAR GRAPH APPEARS HERE]

        3.91%   2.42%   1.84%   2.30%   3.31%   2.84%   2.97%   2.76%


        1991    1992    1993    1994    1995    1996    1997    1998


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 7/2/90)    2.76%  2.84%       2.94%
 -------------------------------------------------------------------

Tax-Exempt California Portfolio

 TOTAL RETURN                                     CALENDAR YEAR (Service Shares)
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '98     0.70%

 Worst Quarter
 Q4 '98     0.56%



                                         [BAR GRAPH APPEARS HERE]

                                                  1998
                                                  ----
                                                  2.43%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year Since Inception
 -----------------------------------------------------------
  Service Shares (Inception 9/15/97)   2.43%      2.53%
 -----------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt New York Portfolio

 TOTAL RETURN                                     CALENDAR YEAR (Service Shares)
--------------------------------------------------------------------------------

 Best Quarter
 Q2 '98     0.74%

 Worst Quarter
 Q4 '98     0.59%



                                         [BAR GRAPH APPEARS HERE]

                                                  1998
                                                  ----
                                                  2.61%

 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31,
  1998                                1 Year Since Inception
 -----------------------------------------------------------
  Service Shares (Inception 9/15/97)   2.61%      2.71%
 -----------------------------------------------------------

Fund Fees and Expenses (Cash Management Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Cash Management Shares of a Fund.

                                               Prime      Money
                                            Obligations   Market   Government
                                            Portfolio   Portfolio  Portfolio
-----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Distribution Fees/2/                           0.07%      0.07%      0.07%
Service Fees/3/                                0.50%      0.50%      0.50%
Other Expenses/4/                              0.08%      0.08%      0.10%
-----------------------------------------------------------------------------
Total Fund Operating Expenses/5/               1.00%      1.00%      1.02%
-----------------------------------------------------------------------------

                                               Tax-        Tax-       Tax-
                                              Exempt      Exempt     Exempt
                                            Diversified California  New York
                                            Portfolio   Portfolio  Portfolio
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                      None       None       None
Maximum Deferred Sales Charge (Load)            None       None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                           None       None       None
Redemption Fees                                 None       None       None
Exchange Fees                                   None       None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees                                0.35%      0.35%      0.35%
Distribution Fees/2/                           0.07%      0.07%      0.07%
Service Fees/3/                                0.50%      0.50%      0.50%
Other Expenses/4/                              0.06%      0.06%      0.16%
----------------------------------------------------------------------------
Total Fund Operating Expenses/5/               0.98%      0.98%      1.08%
----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


/1/The Funds' annual operating expenses are based on actual expenses. /2/Goldman Sachs has voluntarily agreed to limit a portion of the distribution fees of each Fund to 0.07% of each Fund's average daily net assets. This limi-tation may be terminated at any time at the option of Goldman Sachs. If this occurs, the distribution fees of each Fund will increase to 0.50% of each Fund's average daily net assets.
/3/Service Organizations may charge other fees directly to their customers who are the beneficial owners of Cash Management Shares in connection with their customers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Cash Management Shares plus all other ordinary expenses not detailed above.
/5/The Investment Adviser has voluntarily agreed to reduce or limit "Total Portfolio Operating Expenses" of each Fund (excluding taxes, interest, brokerage fees, litigation, indemnification, distribution fees, service fees and other extraordinary expenses) to 0.43% of each Fund's average daily net assets. As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                                   Tax-Exempt
                                                        Government  New York
                                                        Portfolio  Portfolio
 ----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):
  Management Fees                                         0.35%      0.35%
  Distribution Fees                                       0.07%      0.07%
  Service Fees                                            0.50%      0.50%
  Other Expenses                                          0.08%      0.08%
 ----------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                               1.00%      1.00%
 ----------------------------------------------------------------------------

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Cash Man-agement Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------
Prime Obligations        $146   $452    $782    $1,713
-------------------------------------------------------
Money Market             $146   $452    $782    $1,713
-------------------------------------------------------
Government               $148   $459    $792    $1,735
-------------------------------------------------------
Tax-Exempt Diversified   $144   $446    $771    $1,691
-------------------------------------------------------
Tax-Exempt California    $144   $446    $771    $1,691
-------------------------------------------------------
Tax-Exempt New York      $154   $477    $824    $1,802
-------------------------------------------------------

Service Organizations that invest in Cash Management Shares on behalf of their customers may charge other fees directly to their customer accounts in connec-tion with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations may receive other compensation in connection with the sale and distribution of Cash Management Shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers

 INVESTMENT ADVISER

 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls the Investment Adviser, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and dispo-
  sition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not pro-vided by other organizations)

 Pursuant to an SEC order, each Taxable Fund may enter into principal trans-actions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           Actual Rate For the
                                           Fiscal Year Ended
  Fund                    Contractual Rate December 31, 1998
 -------------------------------------------------------------
  Prime Obligations             0.35%             0.35%
 -------------------------------------------------------------
  Money Market                  0.35%             0.34%
 -------------------------------------------------------------
  Government                    0.35%             0.35%
 -------------------------------------------------------------
  Tax-Exempt Diversified        0.35%             0.29%
 -------------------------------------------------------------
  Tax-Exempt California         0.35%             0.35%
 -------------------------------------------------------------
  Tax-Exempt New York           0.35%             0.30%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future of its discretion.

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.

                                                               SERVICE PROVIDERS

 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calen-dar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Cash Manage-ment Shares.

 HOW TO BUY SHARES


 How Can I Purchase Cash Management Shares Of The Funds?
 Generally, Cash Management Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Cash Management Shares. These institutions are called "Service Organiza-tions." Customers of a Service Organization will normally give their pur-chase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organiza-tions will set times by which purchase orders and payments must be received by them from their customers. Generally, Cash Management Shares may be pur-chased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund's receipt of the purchase amount in federal funds. No sales load is charged.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Applica-tion attached to this Prospectus.

 Service Organizations may send their payments as follows:
 .Wire federal funds to The Northern Trust Company ("Northern"), as sub-custodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian); or

 .Initiate an Automated Clearing House Network ("ACH") transfer to Goldman
  Sachs Trust (the "Trust") c/o Northern; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds -
  (Name of Fund and Class of Shares), 4900 Sears Tower-60th Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

 It is strongly recommended that payment be effected by wiring federal funds to Northern.

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  If an effective order and
  federal funds are received:      Dividends begin:
 ---------------------------------------------------
  Taxable Funds:
   .By 3:00 p.m. New York time     Same business day
   .After 3:00 p.m. New York time  Next business day
 ---------------------------------------------------
  Tax-Exempt Funds:
   .By 1:00 p.m. New York time     Same business day
   .After 1:00 p.m. New York time  Next business day
 ---------------------------------------------------

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Cash Management Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures
 .Developing, maintaining and supporting systems necessary to support accounts for cash management services

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a

                                                               SHAREHOLDER GUIDE

  business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Cash Management Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 In addition to Cash Management Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum invest-ment requirements and are entitled to different services than Cash Manage-ment Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Cash Management Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Cash Man-agement Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Cash Management Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment and minimum account balance require-
  ment.
 .Reject any purchase order for any reason.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Cash Management Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                     (Value of Assets of the Class)
          NAV =       - (Liabilities of the Class)
                -----------------------------------------
                Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Bos-ton or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able to at all times maintain a NAV of $1.00 per share.

 HOW TO SELL SHARES


 How Can I Sell Cash Management Shares Of The Funds?
 Generally, Cash Management Shares may be sold (redeemed) only through Serv-ice Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. General-ly, each Fund will

                                                               SHAREHOLDER GUIDE

 redeem its Cash Management Shares upon request on any business day at their NAV next determined after receipt of such request in proper form.
 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   4900 Sears Tower - 60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 --------------------------------------------------------

 Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under "What Do I Need To Know About Service Organizations?" A redemption may also be made with respect to cer-tain Funds by means of the check redemption privilege.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 When Will Redemption Proceeds Be Wired?
 Redemption proceeds will normally be wired to the bank account designated on a Service Organization's Account Application as follows:

  Redemption Request Received        Redemption Proceeds          Dividends
 -------------------------------------------------------------------------------
  Taxable Funds:
 -------------------------------------------------------------------------------
   .By 3:00 p.m. New York time     Wired same business day   Not earned on day
                                                             request is received
 -------------------------------------------------------------------------------
   .After 3:00 p.m. New York time  Wired next business day   Earned on day
                                                             request is received
 -------------------------------------------------------------------------------
  Tax-Exempt Funds:
 -------------------------------------------------------------------------------
   .By 12:00 p.m. New York time    Wired same business day   Not earned on day
                                                             request is received
 -------------------------------------------------------------------------------
   .After 12:00 p.m. New York time Wired next business day   Earned on day
                                                             request is received
 -------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three busi-ness days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

 What Should I Know About The Check Redemption Privilege?
 A Service Organization may elect to have a special account with State Street for the purpose of redeeming Cash Management Shares from its account by check. The following general policies govern the check redemption privilege:
 .The Service Organization will be provided with a supply of checks when
  State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
 .The payee of the check may cash or deposit it just like any other check drawn on a bank.

                                                               SHAREHOLDER GUIDE

 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional Cash Management Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to the Service Organization by State
  Street.
 .The check redemption privilege allows a Service Organization to receive the dividends declared on the Cash Management Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
 .If the amount of the check is greater than the value of the Cash Management
  Shares held in the Service Organization's account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
 .The Trust reserves the right to limit the availability of, modify or termi-nate the check redemption privilege at any time with respect to any or all Service Organizations.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Cash Management Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days' prior written notice to allow a Service Organization to pur-chase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your Cash Management Shares in other circumstances determined by the
  Board of Trustees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash) from the Fund. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Cash Management Shares of a Fund at NAV for shares of the corresponding class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For
  Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:          .Write a letter of instruction that includes:
                       .The recordholder name(s) and signature(s)
                       .The account number
                       .The Fund names and Class of Shares
                       .The dollar amount to be exchanged
                       .Mail the request to:
                        Goldman Sachs Funds
                        4900 Sears Tower - 60th Floor
                        Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:        If you have elected the telephone redemption
                       privilege on your Account Application:
                       .1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                        New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                               SHAREHOLDER GUIDE

 What Types Of Reports Will I Be Sent Regarding Investments In Cash Management Shares?
 Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organiza-tions. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Cash Management Shares in accordance with the rules that apply to their accounts with the Service Organizations.

 What Are The Distribution Fees Paid By Cash Management Shares?
 The Trust has adopted a distribution plan (the "Plan") to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement. Goldman Sachs pays the distribution fees on a quarterly basis.

 Under the Plan, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.50% of a Fund's average daily net assets attributed to Cash Management Shares. Currently, Goldman Sachs has voluntarily agreed to limit the amount of such fees to 0.07% of a Fund's average daily net assets attributed to Cash Management Shares. As of the date of this Prospectus, Goldman Sachs has no intention of modifying or discontinuing such limitation, but may do so in the future at its discretion.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Service Organizations, Goldman Sachs and their respective officers, employees and sales representatives;
 .Commissions paid to Service Organizations;
 .Allocable overhead;
 .Telephone and travel expenses;
 .Interest and other costs associated with the financing of such compensation and expenses;
 .Printing of prospectuses for prospective shareholders;
 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Cash Management Shares.

Taxation


Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Funds, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Funds expect generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. Moreover, the Tax-Exempt California and Tax-Exempt New York Portfo-lios expect that their dividends will not be subject to the California and New York personal income tax (and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from the Fund.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be an item of tax preference for purposes of determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any social security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Funds) or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Certain Funds may also acquire U.S. Government Securities in the form of custo-dial receipts. Custodial receipts evidence ownership of future interest pay-ments, principal payments or both on notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank, U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of opera-tions and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate mar-kets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The com-

                                                                      APPENDIX A

mercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of a certain Funds, foreign issuers.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declin-ing interest rates, prepayment of loans underlying asset-backed and receiv-ables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables gener-ally do not have the benefit of a security interest in collateral that is com-parable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign gov-ernment, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less public-ly-available financial and other information, less securities regulation, potential imposition of for-eign withholding and other taxes, war, expropriation or other adverse govern-mental actions. Efforts in foreign countries to remediate potential Year 2000 problems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of a Fund may be adversely affected. Foreign banks and their foreign branches are not regu-lated by U.S. banking authorities, and generally are not bound by the account-ing, auditing and financial reporting standards applicable to U.S. banks.

Repurchase Agreements. Each Fund may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, each Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds

                                                                      APPENDIX A

also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obli-gations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial develop-ment bonds (private activity bonds). Industrial development bonds are a spe-cific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obli-gation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at spec-ified intervals not exceeding 397 calendar days. The issuers or financial

                                                                      APPENDIX A

intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of cred-it, which will ordinarily be irrevocable, both of which may be issued by domes-tic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued secu-rities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities

 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of each of the net assets of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt Cali-fornia and Tax-Exempt New York Portfolio's total assets will be invested in California and New York municipal obligations, except in extraordinary circum-stances.

For these purposes, California and New York municipal obligations are obliga-tions issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be lim-ited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios' distributions of interest from municipal obligations other than California and New York

                                                                      APPENDIX A

municipal obligations, respectively, may be subject to California and New York State and New York City personal income taxes.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio's investments can be affected by political and economic developments within the State of California (the "State"), and by the financial condition of the State, its public authorities and political sub-divisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and education districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental enti-ties, and future voter initiatives could result in adverse consequences affect-ing California municipal obligations. Also, the ultimate fiscal effect of federally-mandated reform of welfare programs on the State and its local gov-ernments is still to be resolved.

These factors, among others (including the outcome of related pending litiga-tion), could reduce the credit standing of certain issuers of California munic-ipal obligations. A more detailed discussion of the risks of investing in Cali-fornia is included in the Additional Statement.

The Tax-Exempt New York Portfolio's investments will be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. Certain substantial issuers of New York municipal obli-gations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abili-ties of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal obligations of the State and its agencies and instrumentalities and of the City have been down-graded by S&P and Moody's in recent years, S&P and Moody's have recently placed the debt obligations of the State on Credit Watch with positive implications and upgraded the debt obligations of the City, respectively. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than compa-rably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 1999 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund's holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund's income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO

                                      Net asset
                                      value at     Net       Distributions
                                      beginning investment        to
                                      of period  income/a/ unit/shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                        $1.00     $0.05         $(0.05)
1998 - ILA Administration units          1.00      0.05          (0.05)
1998 - ILA Service units                 1.00      0.05          (0.05)
1998 - ILA B units                       1.00      0.04          (0.04)
1998 - ILA C units                       1.00      0.04          (0.04)
1998 - Cash Management shares
 (commenced May 1)                       1.00      0.03          (0.03)
----------------------------------------------------------------------------
1997 - ILA units                         1.00      0.05          (0.05)
1997 - ILA Administration units          1.00      0.05          (0.05)
1997 - ILA Service units                 1.00      0.05          (0.05)
1997 - ILA B units                       1.00      0.04          (0.04)
1997 - ILA C units (commenced August
 15)                                     1.00      0.04          (0.04)
----------------------------------------------------------------------------
1996 - ILA units                         1.00      0.05          (0.05)
1996 - ILA Administration units          1.00      0.05          (0.05)
1996 - ILA Service units                 1.00      0.05          (0.05)
1996 - ILA B units (commenced May 8)     1.00      0.03          (0.03)
----------------------------------------------------------------------------
1995 - ILA units                         1.00      0.06          (0.06)
1995 - ILA Administration units          1.00      0.06          (0.06)
1995 - ILA Service units                 1.00      0.05          (0.05)
----------------------------------------------------------------------------
1994 - ILA units                         1.00      0.04          (0.04)
1994 - ILA Administration units          1.00      0.04          (0.04)
1994 - ILA Service units                 1.00      0.04          (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end      Total    period   average net  average net  average net  average net
  of period return/b/ (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
    $1.00      5.32%   $837,185      0.43%        5.19%        0.43%        5.19%
     1.00      5.16      38,836      0.58         5.05         0.58         5.05
     1.00      4.90     119,309      0.83         4.79         0.83         4.79
     1.00      4.27      14,412      1.43         4.07         1.43         4.07
     1.00      4.27       6,814      1.43         4.13         1.43         4.13
     1.00      4.69c          2      0.93c        4.81c        1.43c        4.31c
------------------------------------------------------------------------------------
     1.00      5.38     866,445      0.42         5.24         0.43         5.23
     1.00      5.22      28,110      0.57         5.11         0.58         5.10
     1.00      4.96      78,316      0.82         4.85         0.83         4.84
     1.00      4.33       1,574      1.42         4.33         1.43         4.32
     1.00      4.41c      1,897      1.42c        4.39c        1.43c        4.38c
------------------------------------------------------------------------------------
     1.00      5.22   1,154,787      0.41         5.11         0.43         5.09
     1.00      5.06      23,738      0.56         4.97         0.58         4.95
     1.00      4.80      84,707      0.81         4.74         0.83         4.72
     1.00      3.97c        346      1.41c        4.09c        1.43c        4.07c
------------------------------------------------------------------------------------
     1.00      5.79   1,261,251      0.41         5.66         0.43         5.64
     1.00      5.63      63,018      0.56         5.51         0.58         5.49
     1.00      5.37     227,233      0.81         5.22         0.83         5.20
------------------------------------------------------------------------------------
     1.00      4.07   1,963,846      0.40         3.94         0.42         3.92
     1.00      3.91     149,234      0.55         3.79         0.57         3.77
     1.00      3.66     170,453      0.80         3.65         0.82         3.63
------------------------------------------------------------------------------------

 MONEY MARKET PORTFOLIO



                                  Net asset
                                  value at     Net       Distributions
                                  beginning investment        to
                                  of period  income/a/ unit/shareholders
------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05         $(0.05)
1998 - ILA Administration units      1.00      0.05          (0.05)
1998 - ILA Service units             1.00      0.05          (0.05)
1998 - Cash Management shares
 (commenced May 1)                   1.00      0.03          (0.03)
------------------------------------------------------------------------
1997 - ILA units                     1.00      0.05          (0.05)
1997 - ILA Administration units      1.00      0.05          (0.05)
1997 - ILA Service units             1.00      0.05          (0.05)
------------------------------------------------------------------------
1996 - ILA units                     1.00      0.05          (0.05)
1996 - ILA Administration units      1.00      0.05          (0.05)
1996 - ILA Service units             1.00      0.05          (0.05)
------------------------------------------------------------------------
1995 - ILA units                     1.00      0.06          (0.06)
1995 - ILA Administration units      1.00      0.06          (0.06)
1995 - ILA Service units             1.00      0.05          (0.05)
------------------------------------------------------------------------
1994 - ILA units                     1.00      0.04          (0.04)
1994 - ILA Administration units      1.00      0.04          (0.04)
1994 - ILA Service units             1.00      0.04          (0.04)
------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                             Ratios assuming no
                                                            waiver of fees and no
                                                             expense limitations
                                                          -------------------------
                        Net                  Ratio of net              Ratio of net
 Net asset           assets at  Ratio of net  investment  Ratio of net  investment
 value at               end     expenses to   income to   expenses  to  income to
    end     Total    of period  average net  average net  average net  average net
 of period return/b/ (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    5.33%  $1,350,317     0.40%        5.17%        0.43%        5.14%
    1.00    5.17      314,327     0.55         5.04         0.58         5.01
    1.00    4.91       32,349     0.80         4.79         0.83         4.76
    1.00    4.69c           2     0.90c        4.80c        1.43c        4.27c
---------------------------------------------------------------------------------
    1.00    5.43      806,096     0.37         5.31         0.42         5.26
    1.00    5.28      307,480     0.52         5.15         0.57         5.10
    1.00    5.01       20,517     0.77         4.90         0.82         4.85
---------------------------------------------------------------------------------
    1.00    5.27      703,097     0.36         5.15         0.43         5.08
    1.00    5.12      257,258     0.51         5.00         0.58         4.93
    1.00    4.86       28,845     0.76         4.75         0.83         4.68
---------------------------------------------------------------------------------
    1.00    5.85      574,155     0.36         5.71         0.42         5.65
    1.00    5.69      164,422     0.51         5.55         0.57         5.49
    1.00    5.43       23,080     0.76         5.29         0.82         5.23
---------------------------------------------------------------------------------
    1.00    4.13      559,470     0.35         4.01         0.43         3.93
    1.00    3.98      145,867     0.50         3.88         0.58         3.80
    1.00    3.72       21,862     0.75         3.61         0.83         3.53
---------------------------------------------------------------------------------

 GOVERNMENT PORTFOLIO




                                  Net asset
                                  value at     Net       Distributions
                                  beginning investment        to
                                  of period  income/a/ unit/shareholders
------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.05         $(0.05)
1998 - ILA Administration units      1.00      0.05          (0.05)
1998 - ILA Service units             1.00      0.05          (0.05)
1998 - Cash Management shares
 (commenced May 1)                   1.00      0.03          (0.03)
------------------------------------------------------------------------
1997 - ILA units                     1.00      0.05          (0.05)
1997 - ILA Administration units      1.00      0.05          (0.05)
1997 - ILA Service units             1.00      0.05          (0.05)
------------------------------------------------------------------------
1996 - ILA units                     1.00      0.05          (0.05)
1996 - ILA Administration units      1.00      0.05          (0.05)
1996 - ILA Service units             1.00      0.05          (0.05)
------------------------------------------------------------------------
1995 - ILA units                     1.00      0.06          (0.06)
1995 - ILA Administration units      1.00      0.05          (0.05)
1995 - ILA Service units             1.00      0.05          (0.05)
------------------------------------------------------------------------
1994 - ILA units                     1.00      0.04          (0.04)
1994 - ILA Administration units      1.00      0.04          (0.04)
1994 - ILA Service units             1.00      0.04          (0.04)
------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B



                                                             Ratios assuming no
                                                            waiver of fees and no
                                                             expense limitations
                                                          -------------------------
                        Net                  Ratio of net              Ratio of net
 Net asset           assets at  Ratio of net  investment  Ratio of net  investment
 value at               end     expenses to   income to   expenses  to  income to
    end     Total    of period  average net  average net  average net  average net
 of period return/b/ (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    5.21%   $383,243      0.43%        5.09%        0.45%        5.07%
    1.00    5.05       7,692      0.58         4.94         0.60         4.92
    1.00    4.79     105,732      0.83         4.67         0.85         4.65
    1.00    4.57c          2      0.93c        4.60c        1.45c        4.08c
---------------------------------------------------------------------------------
    1.00    5.31     460,457      0.42         5.16         0.42         5.16
    1.00    5.15      10,192      0.57         4.98         0.57         4.98
    1.00    4.89      83,799      0.82         4.78         0.82         4.78
---------------------------------------------------------------------------------
    1.00    5.15     694,651      0.41         5.04         0.44         5.01
    1.00    4.99      36,055      0.56         4.89         0.59         4.86
    1.00    4.73      94,228      0.81         4.63         0.84         4.60
---------------------------------------------------------------------------------
    1.00    5.77     570,469      0.41         5.62         0.43         5.60
    1.00    5.62      47,558      0.56         5.49         0.58         5.47
    1.00    5.35      85,401      0.81         5.19         0.83         5.17
---------------------------------------------------------------------------------
    1.00    3.94     881,520      0.40         3.78         0.44         3.74
    1.00    3.79      95,483      0.55         3.62         0.59         3.58
    1.00    3.53     156,930      0.80         3.50         0.84         3.46
---------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO




                                  Net asset
                                  value at     Net       Distributions
                                  beginning investment        to
                                  of period  income/a/ unit/shareholders
------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                    $1.00     $0.03         $(0.03)
1998 - ILA Administration units      1.00      0.03          (0.03)
1998 - ILA Service units             1.00      0.03          (0.03)
1998 - Cash Management shares
 (commenced May 1)                   1.00      0.02          (0.02)
------------------------------------------------------------------------
1997 - ILA units                     1.00      0.03          (0.03)
1997 - ILA Administration units      1.00      0.03          (0.03)
1997 - ILA Service units             1.00      0.03          (0.03)
------------------------------------------------------------------------
1996 - ILA units                     1.00      0.03          (0.03)
1996 - ILA Administration units      1.00      0.03          (0.03)
1996 - ILA Service units             1.00      0.03          (0.03)
------------------------------------------------------------------------
1995 - ILA units                     1.00      0.04          (0.04)
1995 - ILA Administration units      1.00      0.04          (0.04)
1995 - ILA Service units             1.00      0.03          (0.03)
------------------------------------------------------------------------
1994 - ILA units                     1.00      0.03          (0.03)
1994 - ILA Administration units      1.00      0.03          (0.03)
1994 - ILA Service units             1.00      0.02          (0.02)
------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                              Ratios assuming no
                                                             waiver of fees and no
                                                              expense limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end      Total     period   average net  average net  average net  average net
  of period return/b/ (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
  $1.00        3.17%  $1,562,285     0.35%        3.12%        0.41%        3.06%
   1.00        3.02       26,509     0.50         2.98         0.56         2.92
   1.00        2.76       37,850     0.75         2.72         0.81         2.66
   1.00        2.61c           2     0.85c        2.66c        1.41c        2.10c
------------------------------------------------------------------------------------
   1.00        3.39    1,479,486     0.32         3.33         0.41         3.24
   1.00        3.23       27,967     0.47         3.16         0.56         3.07
   1.00        2.97       30,513     0.72         2.97         0.81         2.88
------------------------------------------------------------------------------------
   1.00        3.25    1,514,443     0.31         3.20         0.41         3.10
   1.00        3.09       59,097     0.46         3.06         0.56         2.96
   1.00        2.84       28,921     0.71         2.79         0.81         2.69
------------------------------------------------------------------------------------
   1.00        3.72    1,342,585     0.31         3.65         0.42         3.54
   1.00        3.57       48,773     0.46         3.51         0.57         3.40
   1.00        3.31       49,647     0.71         3.24         0.82         3.13
------------------------------------------------------------------------------------
   1.00        2.71    1,434,965     0.30         2.64         0.41         2.53
   1.00        2.55       97,778     0.45         2.50         0.56         2.39
   1.00        2.30       36,492     0.70         2.20         0.81         2.09
------------------------------------------------------------------------------------

 TAX-EXEMPT CALIFORNIA PORTFOLIO




                                        Net asset
                                        value at     Net       Distribution
                                        beginning investment        to
                                        of period  income/a/ unit/shareholders
------------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                          $1.00     $0.03         $(0.03)
1998 - ILA Administration units            1.00      0.03          (0.03)
1998 - ILA Service units                   1.00      0.02          (0.02)
1998 - Cash Management shares
 (commenced May 1)                         1.00      0.02          (0.02)
------------------------------------------------------------------------------
1997 - ILA units                           1.00      0.03          (0.03)
1997 - ILA Administration units            1.00      0.03          (0.03)
1997 - ILA Service units (Re-commenced
 September 1)                              1.00      0.01          (0.01)
------------------------------------------------------------------------------
1996 - ILA units                           1.00      0.03          (0.03)
1996 - ILA Administration units            1.00      0.03          (0.03)
------------------------------------------------------------------------------
1995 - ILA units                           1.00      0.03          (0.03)
1995 - ILA Administration units            1.00      0.03          (0.03)
------------------------------------------------------------------------------
1994 - ILA units                           1.00      0.03          (0.03)
1994 - ILA Administration units            1.00      0.02          (0.02)
------------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B





                                                           Ratios assuming no waiver
                                                            of fees and no expense
                                                                  limitations
                                                           -------------------------
                         Net                  Ratio of net              Ratio of net
  Net asset           assets at  Ratio of net  investment  Ratio of net  investment
  value at              end of   expenses to   income to   expenses to   income to
     end      Total     period   average net  average net  average net  average net
  of period return/b/ (in 000's)    assets       assets       assets       assets
------------------------------------------------------------------------------------
  $1.00        2.84%   $584,615      0.41%        2.79%        0.41%        2.79%
   1.00        2.68         512      0.56         2.84         0.56         2.84
   1.00        2.43           2      0.81         2.48         0.81         2.48
   1.00        2.25c          2      0.91c        2.37c        1.41c        1.87c
------------------------------------------------------------------------------------
   1.00        3.15     591,003      0.42         3.10         0.42         3.10
   1.00        3.00         360      0.57         2.98         0.57         2.98
   1.00        2.87c          2      0.82c        2.90c        0.82c        2.90c
------------------------------------------------------------------------------------
   1.00        3.03     440,476      0.41         2.99         0.42         2.98
   1.00        2.88         142      0.56         2.84         0.57         2.83
------------------------------------------------------------------------------------
   1.00        3.55     346,728      0.41         3.49         0.41         3.49
   1.00        3.40          61      0.56         3.32         0.56         3.32
------------------------------------------------------------------------------------
   1.00        2.53     227,399      0.40         2.50         0.41         2.49
   1.00        2.37         790      0.55         2.33         0.56         2.32
------------------------------------------------------------------------------------

 TAX-EXEMPT NEW YORK PORTFOLIO



                                     Net asset
                                     value at     Net       Distributions
                                     beginning investment        to
                                     of period  income/a/ unit/shareholders
---------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                       $1.00     $0.03         $(0.03)
1998 - ILA Administration units         1.00      0.03          (0.03)
1998 - ILA Service units                1.00      0.03          (0.03)
1998 - Cash Management shares
 (commenced May 1)                      1.00      0.02          (0.02)
---------------------------------------------------------------------------
1997 - ILA units                        1.00      0.03          (0.03)
1997 - ILA Administration units         1.00      0.03          (0.03)
1997 - ILA Service units (commenced
 September 15)                          1.00      0.01          (0.01)
---------------------------------------------------------------------------
1996 - ILA units                        1.00      0.03          (0.03)
1996 - ILA Administration units         1.00      0.03          (0.03)
---------------------------------------------------------------------------
1995 - ILA units                        1.00      0.03          (0.03)
1995 - ILA Administration units         1.00      0.03          (0.03)
---------------------------------------------------------------------------
1994 - ILA units                        1.00      0.03          (0.03)
1994 - ILA Administration units         1.00      0.02          (0.02)
---------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                             Ratios assuming no
                                                            waiver of fees and no
                                                             expense limitations
                                                          -------------------------
                        Net                  Ratio of net   Ratio of   Ratio of net
 Net asset           assets at  Ratio of net  investment      net       investment
 value at               end     expenses to   income to   expenses  to  income to
    end     Total    of period  average net  average net  average net  average net
 of period return/b/ (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    3.02%   $122,550      0.36%        2.96%        0.51%        2.81%
    1.00    2.87      21,580      0.51         2.85         0.66         2.70
    1.00    2.61           2      0.76         2.61         0.91         2.46
    1.00    2.46c          1      0.86c        2.56c        1.51c        1.91c
---------------------------------------------------------------------------------
    1.00    3.29     102,887      0.33         3.24         0.43         3.14
    1.00    3.14      31,993      0.48         3.09         0.58         2.99
    1.00    3.02c          2      0.73c        3.04c        0.83c        2.94c
---------------------------------------------------------------------------------
    1.00    3.05      70,175      0.32         3.01         0.43         2.90
    1.00    2.90      44,319      0.47         2.88         0.58         2.77
---------------------------------------------------------------------------------
    1.00    3.51      90,537      0.30         3.44         0.44         3.30
    1.00    3.35      26,724      0.45         3.28         0.59         3.14
---------------------------------------------------------------------------------
    1.00    2.56      84,517      0.24         2.62         0.47         2.39
    1.00    2.41      38,970      0.39         2.47         0.62         2.24
---------------------------------------------------------------------------------

   1 General
     Investment
     Management
     Approach

   5 Fund
     Investment
     Objectives
     and
     Strategies

  10 Principal
     Risks of the
     Funds

  13 Fund
     Performance

  20 Fund Fees and
     Expenses

  23 Service
     Providers

  26 Dividends

  27 Shareholder Guide
       27 How to Buy Shares
       30 How to Sell Shares

  36 Taxation

  37 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques

  48 Appendix B
     Financial Highlights

Institutional Liquid Assets
Prospectus (ILA Cash Management Shares)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
   SEC - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


                                [LOGO] Goldman
                                       Sachs

        The Funds' investment company registration number is 811-5349.

ILAPROCMS

  GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

  Prospectus

ILA Service,
ILA Class B
and Class C
("Units" or
"Shares")


May 1, 1999


Prime
 Obligations
 Portfolio
 .ILA Service
 ("Units" or
 "Shares"),
 .ILA Class B
 and Class C
 ("Units" or
 "Shares")

Tax-Exempt
 Diversified
 Portfolio
 .ILA Service
 ("Units" or
 "Shares")


                                                         [LOGO OF GOLDMAN SACHS]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO
  PRESERVE THE VALUE OF YOUR INVESTMENT AT
  $1.00 PER SHARE, IT IS POSSIBLE TO LOSE
  MONEY BY INVESTING IN A FUND.


[ART]

General Investment Management Approach


 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the "Funds"). GSAM is referred to in this Prospectus as the "Investment Adviser."

 Goldman Sachs' Money Market Investment Philosophy:
 The Money Market Funds are managed to seek the preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------

 Investment Process


 1.Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:
 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Funds. Sources for their analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.Managing Interest Rate Risk

 Three main steps are followed in seeking to manage interest rate risk:
 .Establish weighted average maturity (WAM) target--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Fund's asset volatility, are used to identify the most effective portfolio structure.
 .Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Fund's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

 Benchmarks for the Money Market Funds are the IBC Financial Data Universal Averages. Each Fund tracks the IBC Index which best corresponds to the Fund's eligible investments.

--------------------------------------------------------------------------------

                                          GENERAL INVESTMENT MANAGEMENT APPROACH


 .The Funds: Each Fund's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including those conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
  .Taxable Fund: Prime Obligations Portfolio
  .Tax-Exempt Fund: Tax-Exempt Diversified Portfolio
 .The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation privi-leges.
 .NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share.
 .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
 .Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer except that each Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain uncondi-tional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Fund Investment Objectives and Strategies


 INVESTMENT OBJECTIVES


 Taxable Fund:

 The Prime Obligations Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 The Prime Obligations Portfolio pursues its investment objective by invest-ing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipal-ities and other entities and repurchase agreements.

 Tax-Exempt Fund:

 The Tax-Exempt Diversified Portfolio seeks to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified Portfolio will ordinarily be invested in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instru-mentalities, and the District of Columbia, the interest from which, if any, is, in the opinion of bond counsel excluded from gross income for federal income tax purposes.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual/semiannual reports. For more infor-mation see Appendix A.

 Investment Policies Matrix


                                               Prime           Tax-Exempt
                                            Obligations        Diversified
                                             Portfolio          Portfolio
 -----------------------------------------------------------------------------
  U.S. Treasury Obligations                      ./1/
 -----------------------------------------------------------------------------
  U.S. Government Securities                     .
 -----------------------------------------------------------------------------
  Bank Obligations                               .
                                          U.S. banks only
 -----------------------------------------------------------------------------
                                                 .                  .
  Commercial Paper                                           Tax-exempt only
 -----------------------------------------------------------------------------
  Taxable Municipals                             ./2/
 -----------------------------------------------------------------------------
  Tax-Exempt Municipals                                             .
                                                           At least 80% of net
                                                           assets in tax-
                                                           exempt municipal
                                                           obligations (except
                                                           in extraordinary
                                                           circumstances)/3/
 -----------------------------------------------------------------------------
  Custodial Receipts                             .                  .
 -----------------------------------------------------------------------------
  Unrated Securities/4/                          .                  .
 -----------------------------------------------------------------------------
  Investment Companies                           .                  .
                                          Up to 10% of     Up to 10% of total
                                          total            assets in
                                          assets in other  other investment
                                          investment       companies
                                          companies
 -----------------------------------------------------------------------------
                                                 .
  Short-Term Obligations of Corporations   U.S. entities
  and Other Entities                            only
 -----------------------------------------------------------------------------
  Repurchase Agreements                          .
 -----------------------------------------------------------------------------
  Asset-Backed and Receivables-Backed            .
  Securities/5/
 -----------------------------------------------------------------------------
  Private Activity Bonds                         .         (Does not intend to
                                                           invest)/6/
 -----------------------------------------------------------------------------
  Credit Quality/4/                       First Tier/7/    First Tier/7/ or
                                                           Second Tier/8/
 -----------------------------------------------------------------------------
  Summary of Taxation for                 Taxable federal  Tax-exempt federal
  Distributions/9/                        and state/10/    and taxable
                                                           state/11/
 -----------------------------------------------------------------------------
  Miscellaneous                                            May (but does not
                                                           currently intend
                                                           to) invest up to
                                                           20% in securities
                                                           subject to the
                                                           federal alternative
                                                           minimum tax ("AMT")
                                                           and may temporarily
                                                           invest in the
                                                           taxable money
                                                           market instruments
                                                           described herein
 -----------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
  1 Issued or guaranteed by the U.S. Treasury.
  2 Will only make such investments when yields on such securities are attractive compared to other taxable investments.
  3 Ordinarily expect that 100% of the Fund's portfolio securities will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
  4 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
  5 To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations ("NRSROs").
  6 If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund's net assets under normal market conditions. No more than 25% of the value of the Fund's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
  7 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
  8 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
  9 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
 10 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
 11 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                 Prime           Tax-Exempt
 . Applicable                  Obligations        Diversified
-- Not Applicable              Portfolio          Portfolio
------------------------------------------------------------
NAV                                .                  .
------------------------------------------------------------
Interest Rate                      .                  .
------------------------------------------------------------
Credit/Default                     .                  .
------------------------------------------------------------
Liquidity                          .                  .
------------------------------------------------------------
Other                              .                  .
------------------------------------------------------------
U.S. Government Securities         .                 --
------------------------------------------------------------
Concentration                      --                 .
------------------------------------------------------------
Tax                                --                 .
------------------------------------------------------------

Risks that apply to each Fund:

 .NAV Risk--The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified Portfolio, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
 .Liquidity Risk--The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Prime Obligations Portfolio:

 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government, agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Tax-Exempt Diversified Portfolio:

 .Concentration Risk--The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of the Fund to pay federal tax-exempt dividends.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Fund by showing: (a) changes in the performance of the Funds' Serv-ice Shares from year to year; and (b) the average annual returns of the Funds' Service Shares and the Prime Obligation Fund's Class B and C Shares. Investors should be aware that the fluctuation of interest rates is one pri-mary factor in performance volatility. The bar chart and table assume rein-vestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return reflects the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years) and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). Service Shares are not subject to any initial sales charge or CDSC. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. You may obtain a Fund's current yield by calling 1-800-621-2550.

Prime Obligations Portfolio

 TOTAL RETURN                                     CALENDAR YEAR (Service Shares)
--------------------------------------------------------------------------------

 Best Quarter
 Q1 '91     1.61%

 Worst Quarter
 Q2 '93     0.62%

                           [BAR GRAPH APPEARS HERE]

      5.67%    3.35%    2.56%    3.66%    5.37%    4.80%    4.96%    4.90%
     ------   ------   ------   ------   ------   ------   ------   ------
      1991     1992     1993     1994     1995     1996     1997     1998


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Service Shares (Inception 6/1/90)         4.90%  4.73%       4.62%
 ------------------------------------------------------------------------
  Class B (Inception 5/8/96)
  Including CDSC                           -0.94%    N/A       3.05%
 ------------------------------------------------------------------------
  Class C (Inception 8/15/97)
  Including CDSC                            3.23%    N/A       4.31%
 ------------------------------------------------------------------------

                                                                FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                     CALENDAR YEAR (Service Shares)
--------------------------------------------------------------------------------


 Best Quarter
 Q1 '91     1.03%

 Worst Quarter
 Q1 '94     0.42%

                           [BAR GRAPH APPEARS HERE]

      3.91%    2.42%    1.84%    2.30%    3.31%    2.84%    2.97%    2.76%
     ------   ------   ------   ------   ------   ------   ------   ------
      1991     1992     1993     1994     1995     1996     1997     1998


 AVERAGE ANNUAL TOTAL RETURN

  For the period ended December 31,
  1998                                1 Year 5 Years Since Inception
 -------------------------------------------------------------------
  Service Shares (Inception 7/2/90)    2.76%  2.84%       2.94%
 -------------------------------------------------------------------

Fund Fees and Expenses
(Service, Class B and Class C Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Service, Class B or Class C Shares of a Fund.


                                                          Prime                     Tax-Exempt
                                                       Obligations                  Diversified
                                                        Portfolio                    Portfolio
                                       ------------------------------------------- -------------
                                       (ILA Service) (ILA Class B+) (ILA Class C+) (ILA Service)
------------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your
 investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                               None          None           None           None
Maximum Deferred Sales Charge (Load)1       None          5.0%2          1.0%3          None
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends                    None          None           None           None
Redemption Fees4                            None          None           None           None
Exchange Fees4                              None          None           None           None
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):5
Management Fees                            0.35%         0.35%          0.35%          0.35%
Class B and C Distribution and
 Service Fees                               None         1.00%          1.00%           None
Service Fees/6/                            0.40%          None           None          0.40%
Other Expenses7                            0.08%         0.08%          0.08%          0.06%
------------------------------------------------------------------------------------------------
Total Fund Operating Expenses8             0.83%         1.43%          1.43%          0.81%
------------------------------------------------------------------------------------------------

+Investors wishing to purchase shares of the Prime Obligations Portfolio are generally required to purchase ILA Service Shares. ILA Class B and Class C Shares of the Prime Obligations Portfolio will typically be in exchange for Class B or Class C Shares, respectively, of another Goldman Sachs Fund.
/1/The maximum CDSC is a percentage of the lesser of the NAV at the time of redemption or the NAV when the shares were originally purchased.
/2/A CDSC is imposed upon Class B Shares redeemed within six years of purchase (or initial investment in a Goldman Sachs Fund from which an exchange is made) at a rate of 5% in the first year, declining to 1% in the sixth year, and elim-inated thereafter.
/3/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of pur-chase (or initial investment in a Goldman Sachs Fund from which an exchange is made).
/4/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12-month period. A fee of $12.50 may be charged for each subsequent exchange during such period.
/5/The Funds' annual operating expenses are based on actual expenses. /6/Service Organizations may charge other Fees directly to their customers who are the beneficial owners of ILA Service Shares in connection with their cus-tomers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/7/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each class plus all other ordinary expenses not detailed above.
/8/The Investment Adviser has voluntarily agreed to reduce or limit "Total Fund Operating Expenses" of each Fund (excluding distribution fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.43% of a Fund's average daily net assets. The expense limitation may be terminated at any time at the option of the Invest-ment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service, Class B or Class C Shares of a Fund, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------
Prime Obligations
ILA Service Shares         $ 85   $265    $460    $1,025
ILA Class B Shares
 - Assuming complete
  redemption at end of
  period                   $646   $752    $982    $1,550
 - Assuming no redemption  $146   $452    $782    $1,550
ILA Class C Shares
 - Assuming complete
  redemption at end of
  period                   $246   $452    $782    $1,713
 - Assuming no redemption  $146   $452    $782    $1,713
---------------------------------------------------------
Tax-Exempt Diversified
ILA Service Shares         $ 83   $259    $450    $1,002
---------------------------------------------------------

*ILA Class B Shares convert to ILA Service Shares eight years after purchase; therefore, ILA Class B expenses in the hypothetical example above assume this conversion.

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain institutions may receive other compensation in connection with the sale and distribution of shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Share-holder Guide" in the Prospectus and "Other Information" in the Additional Statement.

Service Providers


 INVESTMENT ADVISER


 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls the Investment Adviser, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser also performs the following serv-ices for the Funds:
 .Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
 .Administers each Fund's business affairs
 .Performs various recordholder servicing functions (to the extent not provided by other organizations)

 Pursuant to an SEC order, the Prime Obligations Portfolio may enter into principal transactions in certain taxable money market instruments, includ-ing repurchase agreements, with Goldman Sachs.

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           Actual Rate For the
                                           Fiscal Year Ended
  Fund                    Contractual Rate December 31, 1998
 -------------------------------------------------------------
  Prime Obligations            0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt Diversified       0.35%              0.29%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent ( the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their abil-ity to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

 All or substantially all of each Fund's net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed month-ly. You may choose to have dividends paid in:
 .Cash
 .Additional shares of the same class of the same Fund

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund's daily distributions.

 Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid exces-sive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the NAV of the Fund, they are not expected to be of an amount which would affect the Fund's NAV of $1.00 per share.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Shares Of The Funds?
 Each Fund offers Service Shares, and the Prime Obligations Portfolio also offers Class B and Class C Shares. You may purchase shares on any business day at their NAV next determined after receipt of an order in proper form by State Street Bank and Trust Company ("State Street") as agent for Goldman Sachs or certain authorized institutions ("Authorized Dealers"). No sales load is charged.

 Service Shares may be purchased through Goldman Sachs acting as a Service Organization or through Authorized Dealers. Class B and Class C Shares may be purchased through Goldman Sachs or through Authorized Dealers. Class B and Class C Shares will typically be issued only upon an exchange of Class B and Class C Shares of another equity or bond fund of the Goldman Sachs Trust (the "Trust") or to accounts that intend to systematically exchange such shares for Class B or Class C Shares of other Goldman Sachs Funds. If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that the instructions apply to Service Shares since, unlike Class B and Class C Shares, they are normally not sub-ject to any CDSC and have lower fees.

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs, your Service Organization or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:

 .Complete the enclosed Account Application
 .Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711

                                                               SHAREHOLDER GUIDE

  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds--(Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank or a third party check, cash, money orders, travelers checques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street

 It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

 When Do Shares Begin Earning Dividends?
 Dividends begin to accrue as follows:

  If an effective order and federal funds are received:   Dividends begin:
 --------------------------------------------------------------------------
  Prime Obligations Portfolio:
   .By 3:00 p.m. New York time                            Same business day
   .After 3:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------
  Tax-Exempt Diversified Portfolio:
   .By 1:00 p.m. New York time                            Same business day
   .After 1:00 p.m. New York time                         Next business day
 --------------------------------------------------------------------------

 What Is My Minimum Investment In The Funds?

  All Funds                                             Initial     Additional
 -----------------------------------------------------------------------------
  Regular Accounts                                           $5,000    None
 -----------------------------------------------------------------------------
  Systematic Exchange Program (Class B and C Shares
   Only)                                                     $1,000    None
 -----------------------------------------------------------------------------
  Other Share Exchanges                                   $5,000 or
                                                       full account
                                                     share balance,
                                                          whichever
                                                            is less    None
 -----------------------------------------------------------------------------
  Prime Obligations Portfolio Only
 -----------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE
   IRAs and Education IRAs)                                    $250     $50
 -----------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform
   Transfer to Minors Act Accounts                             $250     $50
 -----------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 -----------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 -----------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 -----------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus:


 -------------------------------------------------------------
  Maximum Amount You Can  Class B $250,000
                         -------------------------------------
  Buy in the Aggregate    Class C $1,000,000
                         -------------------------------------
  Across Funds            Service
                          Shares  No limit
 -------------------------------------------------------------
  Initial Sales Charge    Class B None
                         -------------------------------------
                          Class C None
                         -------------------------------------
                          Service
                          Shares  None
 -------------------------------------------------------------
  CDSC                    Class B 6 year declining CDSC with a
                                  maximum of 5%
                         -------------------------------------
                          Class C 1% if shares are redeemed
                                  within 12 months of purchase
                         -------------------------------------
                          Service None unless acquired in an
                          Shares  exchange for shares subject
                                  to a CDSC
 -------------------------------------------------------------
  Conversion Feature      Class B Class B Shares convert to
                                  ILA Service Shares after 8
                                  years
                         -------------------------------------
                          Class C None
                         -------------------------------------
                          Service
                          Shares  None
 -------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Refuse to open an account if you fail to (i) provide a social security num-ber or other taxpayer identification number; or (ii) certify that such num-ber is correct (if required to do so under applicable law).
 .Reject any purchase order for any reason.
 .Modify or waive the minimum investment amounts.
 .Modify the manner in which shares are offered.
 .Modify the sales charge rate applicable to future purchases of Class B and Class C Shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Investment Adviser.

                                                               SHAREHOLDER GUIDE


 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston, or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be granted to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Fund maintain its $1.00 constant share price, portfolio securi-ties are valued at amortized cost in accordance with SEC regulations. Amor-tized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

 A COMMON QUESTION ABOUT THE PURCHASE OF SERVICE SHARES


 What Is The Offering Price Of Service Shares?
 You may purchase Service Shares of the Funds at the next determined NAV without an initial sales charge. Service Shares are not subject to any CDSC.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Prime Obligations Portfolio at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

 The CDSC schedule is as follows:

                                                                  CDSC as a
                                                                Percentage of
                                                                Dollar Amount
   Year Since Purchase                                         Subject to CDSC
 -----------------------------------------------------------------------------
  First                                                               5%
  Second                                                              4%
  Third                                                               3%
  Fourth                                                              3%
  Fifth                                                               2%
  Sixth                                                               1%
  Seventh and thereafter                                            None
 -----------------------------------------------------------------------------

 No CDSC is imposed upon exchanges of Class B Shares between the Prime Obli-gation Portfolios and another Goldman Sachs Fund. However, shares acquired in an exchange will be subject to the CDSC to the same extent as if there had been no exchange.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Deal-ers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of the Prime Obligations Portfolio will automatically convert into Service Shares of that Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of the Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Service Shares of the Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Service Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Service Shares will not occur at any time the Prime Obligations Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Fund believes is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Service Shares for an indeterminate period.

                                                               SHAREHOLDER GUIDE


 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 You may purchase Class C Shares of the Prime Obligations Portfolio at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will be deducted from the redemption proceeds; provided that in connection with pur-chases by pension and profit sharing plans, pension funds and othercompany-sponsored benefit plans, where all of the Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF SERVICE, CLASS B AND CLASS C SHARES


 What Else Do I Need To Know About The CDSC On Class B Or C Shares?
 .No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
 .When counting the number of months since a purchase of Class B or Class C
  Shares was made, all payments made during a month will be combined and con-sidered to have been made on the first day of that month.
 .To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

 In What Situations May The CDSC On Service, Class B Or Class C Shares Be Waived Or Reduced?
 The CDSC on Service, Class B or Class C Shares that are subject to a CDSC (i.e., because the Service Shares were acquired in an exchange transaction for shares of a Goldman Sachs Fund that were subject to a CDSC) may be waived or reduced if the redemption relates to:
 .Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Retirement Plan");

 .The death or disability (as defined in Section 72(m)(7) of the Internal
  Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 .Hardship withdrawals by a participant or beneficiary in a Retirement Plan; .Satisfying the minimum distribution requirements of the Code;
 .Establishing "substantially equal periodic payments" as described under
  Section 72(t)(2) of the Code;
 .The separation from service by a participant or beneficiary in a Retirement
  Plan;
 .The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 .Excess contributions distributed from a Retirement Plan;
 .Distributions from a qualified Retirement Plan invested in the Goldman
  Sachs Funds which are being rolled over to a Goldman Sachs IRA; or .Redemption proceeds which are to be reinvested in accounts or non-regis-
  tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Service, Class B and Class C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 10% of the value of your Service Shares and 12% each of the value of your Class B and C Shares.

 What Other Attributes of Service, Class B Or Class C Shares Should I Know
 About?
 .Service Shares. Service Shares are normally not subject to any initial sales charge or CDSC. However, Service Shares are subject to a service fee at the annual rate of 0.40% of a Fund's average daily net assets attribut-able to Service Shares.
 .Class B Shares. Class B Shares are subject to a CDSC but not an initial sales charge. By not paying a front-end sales charge, your entire invest-ment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution fee of up to 0.75% and service fee of up to 0.25% paid by Class B Shares will cause your Class B Shares (until conversion to Service Shares) to have a higher expense ratio, and thus lower performance and dividend payments, than Service Shares.
  A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 .Class C Shares. Class C Shares are also subject to a CDSC but not an ini-tial sales charge. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution fee of 0.75% and service fee of 0.25%

                                                               SHAREHOLDER GUIDE

  paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and dividend payments, than Serv-ice Shares (or Class B Shares after conversion to Service Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Service, Class B or Class C Shares.

 In addition to Service, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at their NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

  Instructions For Redemptions:
 ---------------------------------------------------------------------------------
  By Writing:          .Write a letter of instruction that includes:
                       .Your name(s) and signature(s)
                       .Your account number
                       .The Fund name and Class of Shares
                       .The dollar amount you want to sell
                       .How and where to send the proceeds
                       .Obtain a signature guarantee (see details below)
                       .Mail your request to:
                        Goldman Sachs Funds
                        c/o NFDS
                        P.O. Box 49711
                        Kansas City, MO 64141-6711
 ---------------------------------------------------------------------------------
  By Telephone:        If you have not declined the telephone redemption
                       privileges on your Account Application:
                       .1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
                       .You may redeem up to $50,000 of your shares
                        within any 7 calendar day period
                       .Proceeds which are sent directly to a Goldman Sachs
                        brokerage account are not subject to the $50,000 limit
 ---------------------------------------------------------------------------------

 You may also take advantage of the check redemption privilege described below.

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federalsavings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption requests from any person identify-ing himself or herself as the owner of an account or the owner's registered representative where the

                                                               SHAREHOLDER GUIDE

 owner has not declined in writing to use this service. Thus, you risk possi-ble losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general poli-cies are currently in effect:
 .All telephone requests are recorded.
 .Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated on your Account Application (unless you provide written instructions and a signature guarantee, indi-cating another address or account) and exchanges of shares normally will be made only to an identically registered account.
 .Telephone redemptions will not be accepted during the 30-day period follow-
  ing any change in your address of record.
 .The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tele-phone redemptions on your behalf.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 When Will Redemption Proceeds Be Wired Or Mailed?
 Redemption proceeds will normally be wired or mailed to the recordholder of shares as follows:


  Redemption Request
  Received                         Redemption Proceeds            Dividends
 -------------------------------------------------------------------------------
  Prime Obligations
   Portfolio:
 -------------------------------------------------------------------------------
   .By 3:00 p.m. New York     .Wired same business day       Not earned on day
    time
                              .Checks sent next business day request is received
   .After 3:00 p.m. New York  .Wired next business day       Earned on day
    time
                              .Checks sent within two        request is received
                               business days
 -------------------------------------------------------------------------------
  Tax-Exempt Diversified
   Portfolio:
 -------------------------------------------------------------------------------
   .By 12:00 p.m. New York    .Wired same business day       Not earned on day
    time
                              .Checks sent next business     request is received
                               day
   .After 12:00 p.m. New      .Wired next business day       Earned on day
    York time
                              .Checks sent within two        request is received
                               business days
 -------------------------------------------------------------------------------

 .Although redemption proceeds will normally be wired or mailed as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
 .To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 What Should I Know About The Check Redemption Privilege (Service Shares
 Only)?
 You may elect to have a special account with State Street for the purpose of redeeming shares from your account by check. The following general policies govern the check redemption privilege:
 .You will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
 .The payee of the check may cash or deposit it just like any other check drawn on a bank.
 .When the check is presented to State Street for payment, a sufficient num-ber of full or fractional Service Shares will be redeemed to cover the amount of the check.
 .Canceled checks will be returned to you by State Street.
 .The check redemption privilege allows you to receive the dividends declared on the Service Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liqui-dated by check.
 .If the amount of the check is greater than the value of the Service Shares held in your account, the check will be returned unpaid. In this case, you may be subject to extra charges.
 .The Trust reserves the right to limit the availability of, modify or termi-nate the check redemption privilege at any time with respect to any or all shareholders.

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem the shares of any account whose balance falls below the minimum as a result of redemption. The Fund will give 60 days' prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Service Shares of each Fund and Class B and C Shares of the Prime Obligations Portfolio for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materi-ally modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to exchange
                   .Obtain a signature guarantee (see details above)
                   .Mail the request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 419711
                    Kansas City, MO 64141-6711
                    or for overnight delivery--
                    Goldman Sachs Funds
                    c/o NFDS
                    330 West 9th St.
                    Poindexter Bldg.
                    1st Floor
                    Kansas City, MO 64105
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privilege on your Account Application:
                   .1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .Six free exchanges are allowed in each 12 month period.
 .A $12.50 fee may be charged for each subsequent exchange.
 .There is no charge for exchanges made pursuant to the Automatic Exchange
  Program.
 .Exchanges of Class B and Class C Shares will be made at NAV and will be subject to the CDSC of the original shares held. For purposes of determin-ing the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by subsequent exchange.
 .Exchanges of Service Shares from each Fund will be made into the relevant
  Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), in which case the exchange will be made at NAV. Service Shares acquired in an exchange transaction for shares of a Goldman Sachs Fund will be subject to the CDSC, if any, of the shares originally held.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. The minimum ini-tial exchange is $5,000 or the full account share balance, whichever is less.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs and NFDS may use reasonable procedures described under "What
  Do I Need To Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
 .Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                               SHAREHOLDER GUIDE


 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge is imposed.
 .Sales subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 .Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 .Minimum dollar amount: $50 per month.

 Do I Have Any Reinvestment Privileges With Respect to Class B or
 Class C Shares?
 You may redeem Class B or Class C Shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share). To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and must reinvest the share proceeds within 90 days after you redeem. You may rein-vest as follows:
 .If you redeem Class B Shares of the Prime Obligations Portfolio, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Service Shares of Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio or Class A Shares of any Goldman Sachs Fund at NAV. The amount of the CDSC paid upon redemption will not be credited to your account.
 .If you redeem Class C Shares of the Prime Obligations Portfolio, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Class C Shares of the Prime Obligations Portfolio or Class C Shares of any other Goldman Sachs Fund.

 .You should obtain and read the applicable prospectuses before investing in any other Funds.
 .If you redeem Class C Shares, pay a CDSC upon redemption and reinvest in Class C Shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the rein-vested shares will continue to be subject to a CDSC. In this case, the holding period of the Class C Shares acquired through reinvestment for pur-poses of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.
 .The reinvestment privilege may be exercised once annually by a shareholder upon written request, except that this time limit does not apply to trans-actions the sole purpose of which is to reinvest the proceeds at NAV in a tax-sheltered retirement plan.
 .You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 .It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class B or Class C Shares because of the imposition of a CDSC on your redemptions of Class B or Class C Shares.
 .You must have a minimum balance of $5,000 in a Fund.
 .Checks are mailed on or about the 25th day of each month.
 .Each systematic withdrawal is a redemption and therefore a taxable transac-
  tion.
 .The CDSC applicable to Class B or Class C Shares redeemed under the system-atic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding Investments in Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-526-7384.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

                                                               SHAREHOLDER GUIDE


 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 .A Fund will be deemed to have received an order that is in proper form by or on behalf of a customer when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 .Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary directly to learn whether it is authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Autho-rized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Service, Class B and Class C Shares?
 The Trust has adopted plans (each a "Plan") under which Service, Class B and Class C Shares bear service fees and (in the case of Class B and Class C Shares) distribution fees paid to Service Organizations and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plan for Service Shares, Service Organizations agree to provide services in connection with their customers' investments in Service Shares, such as:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account record for customers
 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 For their services, Service Organizations are entitled to receive payment from the Trust of up to 0.40% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of a Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 10% of the average daily net assets of the Service Shares of a Fund, which are attrib-utable to or held in the name of the Service Organization for its customers. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

 Under the Plans for Class B and Class C Shares, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.75% of a Fund's average daily net assets attributed to Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Authorized Dealers, Goldman
  Sachs and their respective officers, employees and sales representatives; .Commissions paid to Authorized Dealers;
 .Allocable overhead;

                                                               SHAREHOLDER GUIDE

 .Telephone and travel expenses;
 .Interest and other costs associated with the financing of such compensation and expenses;
 .Printing of prospectuses for prospective shareholders;
 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

 Under the Plans for Class B and Class C Shares, Goldman Sachs is also enti-tled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and fur-nishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.


 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income.

Except for the Tax-Exempt Diversified Portfolio, Fund dividends will generally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional shares or take them as cash. The Tax-Exempt Diversified Portfolio expects gen-erally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. The tax status and amounts of the divi-dends for each calendar year will be detailed in your annual tax statement from the Funds.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distri-butions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax-Exempt Diversified Portfolio generally will not be deductible for income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Diversified Portfolio may be an item of tax preference for purposes of determining your AMT liability. Exempt-interest dividends will also be con-sidered along with other adjusted gross income in determining whether any social security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from any Fund (including the Tax-Exempt Diver-sified Portfolio) or on the value of the shares held by you. More tax informa-tion is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate invest-ment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Each Fund may also acquire U.S. Government Securities in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to princi-pal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers' acceptances, time deposits and other debt obligations. A Fund may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commerical paper. Commerical paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denomi-nated obligations of domestic or, in the case of a certain Funds, foreign issuers.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obli-gates the issuer to pay a guaranteed rate of interest on a principal sum depos-ited by the purchaser. Funding agreements will also guarantee a stream of pay-ments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaran-teed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

Asset-Backed and Receivables-Backed Securities. The Prime Obligations Portfolio may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of

                                                                      APPENDIX A

principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Repurchase Agreements. Each Fund may enter into repurchase agreements with pri-mary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer addi-tional losses if a court determines that the Fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, each Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Municipal Obligations. The Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt serv-ice on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be con-sidered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

                                                                      APPENDIX A


Industrial Development Bonds. The Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to shareholders under the AMT.

Other Municipal Obligation Policies. The Tax-Exempt Diversified Fund may invest 25% or more of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, the Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of the Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial insti-tutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Let-ters of credit and other obligations of foreign banks and financial institu-tions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regu-lation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Funds may acquire securities in the form of custodial receipts which evidence ownership of future interest pay-ments, principal payments or both on obligations of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ulti-mate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 cal-endar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevoca-ble, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase vari-able or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued secu-rities are purchased in order to secure what is considered to be an advanta-geous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell secu-rities for a fixed price at a future date beyond the customary settlement peri-od.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued secu-rities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment compa-nies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

                                                                      APPENDIX A


Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiq-uid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund's port-folio.

Borrowings. Each Fund may borrow up to 33- 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Addi-tional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects finan-cial results for a single Fund share. The total returns in the table repre-sent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

 PRIME OBLIGATIONS PORTFOLIO


                                      Net asset
                                      value at     Net     Distributions
                                      beginning investment   to unit/
                                      of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                        $1.00     $0.05       $(0.05)
1998 - ILA Administration units          1.00      0.05        (0.05)
1998 - ILA Service units                 1.00      0.05        (0.05)
1998 - ILA B units                       1.00      0.04        (0.04)
1998 - ILA C units                       1.00      0.04        (0.04)
1998 - Cash Management shares
 (commenced May 1)                       1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                         1.00      0.05        (0.05)
1997 - ILA Administration units          1.00      0.05        (0.05)
1997 - ILA Service units                 1.00      0.05        (0.05)
1997 - ILA B units                       1.00      0.04        (0.04)
1997 - ILA C units (commenced
 August 15)                              1.00      0.04        (0.04)
----------------------------------------------------------------------------
1996 - ILA units                         1.00      0.05        (0.05)
1996 - ILA Administration units          1.00      0.05        (0.05)
1996 - ILA Service units                 1.00      0.05        (0.05)
1996 - ILA B units (commenced May 8)     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                         1.00      0.06        (0.06)
1995 - ILA Administration units          1.00      0.06        (0.06)
1995 - ILA Service units                 1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                         1.00      0.04        (0.04)
1994 - ILA Administration units          1.00      0.04        (0.04)
1994 - ILA Service units                 1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                        APPENDIX B



                                                                    Ratios assuming no waiver
                                                                     of fees and no expense
                                                                           limitations
                                                                    -------------------------
                                  Net                  Ratio of net              Ratio of net
  Net asset                    assets at  Ratio of net  investment  Ratio of net  investment
  value at                      end of    expenses to   income to   expenses to   income to
     end                        period    average net  average net  average net  average net
  of period   Total return/b/ (in 000's)    assets       assets       assets       assets
--------------------------------------------------------------------------------------------
    $1.00         5.32%      $837,185      0.43%        5.19%        0.43%        5.19%
     1.00         5.16         38,836      0.58         5.05         0.58         5.05
     1.00         4.90        119,309      0.83         4.79         0.83         4.79
     1.00         4.27         14,412      1.43         4.07         1.43         4.07
     1.00         4.27          6,814      1.43         4.13         1.43         4.13
     1.00         4.69c             2      0.93c        4.81c        1.43c        4.31c
--------------------------------------------------------------------------------------------
     1.00         5.38        866,445      0.42         5.24         0.43         5.23
     1.00         5.22         28,110      0.57         5.11         0.58         5.10
     1.00         4.96         78,316      0.82         4.85         0.83         4.84
     1.00         4.33          1,574      1.42         4.33         1.43         4.32
     1.00         4.41c         1,897      1.42c        4.39c        1.43c        4.38c
--------------------------------------------------------------------------------------------
     1.00         5.22      1,154,787      0.41         5.11         0.43         5.09
     1.00         5.06         23,738      0.56         4.97         0.58         4.95
     1.00         4.80         84,707      0.81         4.74         0.83         4.72
     1.00         3.97c           346      1.41c        4.09c        1.43c        4.07c
--------------------------------------------------------------------------------------------
     1.00         5.79      1,261,251      0.41         5.66         0.43         5.64
     1.00         5.63         63,018      0.56         5.51         0.58         5.49
     1.00         5.37        227,233      0.81         5.22         0.83         5.20
--------------------------------------------------------------------------------------------
     1.00         4.07      1,963,846      0.40         3.94         0.42         3.92
     1.00         3.91        149,234      0.55         3.79         0.57         3.77
     1.00         3.66        170,453      0.80         3.65         0.82         3.63
--------------------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO


                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.03        (0.03)
1994 - ILA Service units                     1.00      0.02        (0.02)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B


                                                                Ratios assuming no
                                                               waiver of fees and no
                                                                expense limitations
                                                             -------------------------
                           Net                  Ratio of net              Ratio of net
  Net asset             assets at  Ratio of net  investment  Ratio of net  investment
  value at                end of   expenses to   income to   expenses to   income to
     end      Total       period   average net  average net  average net  average net
  of period   return/b/ (in 000's)    assets       assets       assets       assets
--------------------------------------------------------------------------------------
    $1.00      3.17%    $1,562,285     0.35%        3.12%        0.41%        3.06%
     1.00      3.02         26,509     0.50         2.98         0.56         2.92
     1.00      2.76         37,850     0.75         2.72         0.81         2.66
     1.00      2.61c             2     0.85c        2.66c        1.41c        2.10c
--------------------------------------------------------------------------------------
     1.00      3.39      1,479,486     0.32         3.33         0.41         3.24
     1.00      3.23         27,967     0.47         3.16         0.56         3.07
     1.00      2.97         30,513     0.72         2.97         0.81         2.88
--------------------------------------------------------------------------------------
     1.00      3.25      1,514,443     0.31         3.20         0.41         3.10
     1.00      3.09         59,097     0.46         3.06         0.56         2.96
     1.00      2.84         28,921     0.71         2.79         0.81         2.69
--------------------------------------------------------------------------------------
     1.00      3.72      1,342,585     0.31         3.65         0.42         3.54
     1.00      3.57         48,773     0.46         3.51         0.57         3.40
     1.00      3.31         49,647     0.71         3.24         0.82         3.13
--------------------------------------------------------------------------------------
     1.00      2.71      1,434,965     0.30         2.64         0.41         2.53
     1.00      2.55         97,778     0.45         2.50         0.56         2.39
     1.00      2.30         36,492     0.70         2.20         0.81         2.09
--------------------------------------------------------------------------------------

Index

   1 General Investment
     Management Approach
   4 Fund Investment
     Objectives and Strategies
   7 Principal Risks of the
     Funds
   9 Fund Performance
  12 Fund Fees and Expenses
  14 Service Providers
  17 Dividends
  18 Shareholder Guide
       18 How to Buy Shares
       25 How to Sell Shares
  36 Taxation
  37 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
  44 Appendix B
     Financial Highlights

Institutional Liquid Assets
Prospectus (ILA Service, Class B and Class C Units)


 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
     SEC - http://www.sec.gov
     Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                                [LOGO] Goldman
                                       Sachs

         The Funds' investment company registration number is 811-5349.

ILAPRORETMM

                                 Oakmark Units

                              Government Portfolio
                        Tax-Exempt Diversified Portfolio

                         A Cash Management Vehicle for
                    Existing and Prospective Shareholders of


                                 [OAKMARK LOGO]


                                   PROSPECTUS

                                  May 1, 1999

                                  -----------

                          The Oakmark Family of Funds
                            Two North LaSalle Street
                          Chicago, Illinois 60602-3790

                                  -----------

    Prospectus

Oakmark
("Units" or
"Shares")

May 1, 1999




 .Government
 Portfolio

 .Tax-Exempt
 Diversified
 Portfolio








  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE SECURI-
  TIES OR PASSED UPON THE ADEQUACY OF THIS
  PROSPECTUS. ANY REPRESENTATION TO THE CON-
  TRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A PORTFOLIO IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. ALTHOUGH A PORTFOLIO
  SEEKS TO PRESERVE THE VALUE OF YOUR INVEST-
  MENT AT $1.00 PER SHARE, IT IS POSSIBLE TO
  LOSE MONEY BY INVESTING IN A PORTFOLIO.



[ART]

General Investment Management Approach


 The Government Portfolio and Tax-Exempt Diversified Portfolio (the "Portfo-lios") are portfolios of Goldman Sachs Trust (the "Trust"), an open-end, management investment company (a "mutual fund") which includes the Goldman Sachs-Institutional Liquid Assets Portfolios. This Prospectus relates to the offering of ILA Service Units of beneficial interest of each Portfolio ("Oakmark Units") through Harris Associates, L.P. ("Harris Associates") in its capacity as a Service Organization for the Portfolios.

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Investment Adviser to the Portfolios. GSAM is referred to in this Prospectus as the "Investment Advis-er." Harris Associates or its designee will act as nominee and record holder of the Oakmark Units. You should be aware that Oakmark Units of the Portfo-lios may be purchased only through Harris Associates or its designee. Harris Associates is not the distributor of the Portfolios.

 Goldman Sachs' Money Market Investment Philosophy:
 The Portfolios are managed to seek preservation of capital, daily liquidity and maximum current income. With each Portfolio, the Investment Adviser fol-lows a conservative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preserva-tion of principal and income potential.

--------------------------------------------------------------------------------


 Investment Process
 1.Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:
 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Portfolios. Sources for their analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.Managing Interest Rate Risk

 Three main steps are followed in seeking to manage interest rate risk:
 .Establish weighted average maturity (WAM) target--WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and each Portfolio's asset volatility, are used to identify the most effective portfolio structure.
 .Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect liquidity of a money market portfolio include:
 .Each Portfolio's clients and factors that influence their asset volatility; .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the portfolios.

                                          GENERAL INVESTMENT MANAGEMENT APPROACH


 Benchmarks for the Portfolios are the IBC Financial Data Universal Averages. Each Portfolio tracks the IBC Index which best corresponds to the Portfo-lio's eligible investments.

--------------------------------------------------------------------------------

 .The Portfolios: Each Portfolio's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, each Portfolio may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional Statement").
 .The Investors: The Portfolios are designed for investors seeking a high rate of return, a stable net asset value ("NAV") and convenient liquidation priv-ileges. The Portfolios are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
 .NAV: Each Portfolio seeks to maintain a stable NAV of $1.00 per unit. .Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-
  mined pursuant to Rule 2a-7) at the time of purchase.
 .Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days
  (as required by Rule 2a-7).
 .Investment Restrictions: Each Portfolio is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions and the investment objective of a Portfolio cannot be changed without approval of a majority of the outstanding units of that Portfolio. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.
 .Diversification: Diversification can help a Portfolio reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the "SEC"), each Portfolio may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with the exception that the Portfolios may invest up to 25% of their total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repur-chase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Portfolio Investment Objectives and Strategies

 INVESTMENT OBJECTIVES

 Government Portfolio:

 The Government Portfolio seeks to maximize current income to the extent con-sistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

 Tax-Exempt Diversified Portfolio:

 The Tax-Exempt Diversified Portfolio seeks to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

 The Tax-Exempt Diversified Portfolio pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the inter-est from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax prefer-ence under the federal alternative minimum tax ("AMT").

 PRINCIPAL INVESTMENT STRATEGIES

 The table below identifies some of the investment techniques that may (but are not required to) be used by the Portfolios in seeking to achieve their investment objectives. The table also highlights the differences among the Portfolios in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Portfolios' annual/semiannual reports. For more information see Appendix A.

 Investment Policies Matrix


                                                                 Tax-Exempt
                                               Government        Diversified
 -------------------------------------------------------------------------------
  U.S. Treasury Obligations                        ./1/
 -------------------------------------------------------------------------------
  U.S. Government Securities                       .
 -------------------------------------------------------------------------------
                                                                      .
  Commercial Paper                                           Tax-exempt only
 -------------------------------------------------------------------------------
  Repurchase Agreements                            .
 -------------------------------------------------------------------------------
  Tax-Exempt Municipals                                               .
                                                             At least 80% of net
                                                             assets in tax-
                                                             exempt municipal
                                                             obligations (except
                                                             in extraordinary
                                                             circumstances)/3/
 -------------------------------------------------------------------------------
  Custodial Receipts                                                  .
 -------------------------------------------------------------------------------
  Unrated/2/ Securities                                               .
 -------------------------------------------------------------------------------
  Investment Companies                             .                  .
                                            Up to 10% of     Up to 10% of total
                                            total            assets in
                                            assets in other  other investment
                                            investment       companies
                                            companies
 -------------------------------------------------------------------------------
  Private Activity Bonds                                     (Does not intend to
                                                             invest)/11/,/12/
 -------------------------------------------------------------------------------
  Credit Quality/2/                         First Tier/5/    First/5/ or Second
                                                             Tier/7/
 -------------------------------------------------------------------------------
  Summary of Taxation for Distributions/4/  Taxable federal  Tax-exempt federal
                                            and state/6/     and taxable
                                                             state/10/
 -------------------------------------------------------------------------------
  Miscellaneous                                              May (but does not
                                                             currently intend
                                                             to) invest up to
                                                             20% in securities
                                                             subject to AMT and
                                                             may temporarily
                                                             invest in the
                                                             taxable money
                                                             market instruments
                                                             described herein
 -------------------------------------------------------------------------------

 Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.
  1 Issued or guaranteed by the U.S. Treasury.
  2 To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that the Tax-Exempt Diversified Portfolio may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Portfolio holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
  3 Ordinarily expect that 100% of the Portfolio's portfolio securities will be invested in municipal obligations, but the Portfolio may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
  4 See "Taxation" below for an explanation of the tax consequences summarized in the table above.
  5 First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Portfolio under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
  6 Taxable in many states except for distributions from U.S. Treasury
    Obligation interest income and certain U.S. Government Securities interest income.
  7 Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Portfolio under certain conditions to demand payment from, an entity with such ratings.
 10 Taxable except for distributions from interest on obligations of an investor's state of residence in certain states.
 11 If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Portfolio's net assets under normal market conditions.
 12 No more than 25% of the value of the Portfolio's total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fol-lowing summarizes important risks that apply to the Portfolios and may result in a loss of your investment. None of the Portfolios should be relied upon as a complete investment program. There can be no assurance that a Portfolio will achieve its investment objective.


                                                                                 Tax-Exempt
 .Applicable                               Government                             Diversified
--  Not Applicable                        Portfolio                               Portfolio
--------------------------------------------------------------------------------------------
NAV                                           .                                       .
Interest Rate                                 .                                       .
Credit/Default                                .                                       .
Liquidity                                     .                                       .
Other                                         .                                       .
U.S. Government Securities                    .                                      --
Concentration                                 --                                      .
Tax                                           --                                      .
--------------------------------------------------------------------------------------------

Risks that apply to both Portfolios:

 .NAV Risk--The risk that a Portfolio will not be able to maintain a NAV per unit of $1.00 at all times.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agree-ment, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified Portfolio, risk of loss from payment default may also exist where municipal instruments backed by foreign letters of credit or guar-antees.

 .Liquidity Risk--The risk that a Portfolio will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.
 .Other Risks--Each Portfolio is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Risk that applies to the Government Portfolio:

 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Tax-Exempt Diversified Portfolio:

 .Concentration Risk--The risk that if the Portfolio invests more than 25% of its total assets in issuers within the same state, industry or economic sec-tor, an adverse economic, business or political development may affect the value of the Portfolio's investments more than if its investments were not so concentrated.

 .Tax Risk--The risk that future legislative or administrative changes or court decisions may materially affect the ability of the Portfolio to pay federal tax-exempt dividends.

More information about the Portfolio's securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are impor-tant to your investment choice.

Portfolio Performance

 HOW THE PORTFOLIOS PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Portfolio by showing: (a) changes in the performance of a Portfo-lio's Oakmark Units from year to year; and (b) the average annual returns of a Portfolio's Oakmark Units. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Port-folio's past performance is not necessarily an indication of how the Portfo-lio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place a Portfolio's performance would have been reduced. You may obtain a Portfolio's current yield by call-ing 1-800-OAKMARK (1-800-625-6275).

Government Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.53%

 Worst Quarter:
 Q2 '93     0.62%


                           [BAR GRAPH APPEARS HERE]

             1991   1992   1993   1994   1995   1996   1997   1998
             ----   ----   ----   ----   ----   ----   ----   ----
             5.49%  3.30%  2.53%  3.53%  5.35%  4.73%  4.89%  4.79%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Oakmark Units (Inception 7/1/90)         4.79%   4.66%       4.51%
 ------------------------------------------------------------------------

                                                           PORTFOLIO PERFORMANCE

Tax-Exempt Diversified Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 Best Quarter:
 Q1 '91     1.03%

 Worst Quarter:
 Q1 '94     0.42%


                              [BAR GRAPH APPEARS HERE]

                1991   1992   1993   1994   1995   1996   1997   1998
                ----   ----   ----   ----   ----   ----   ----   ----
                3.91%  2.42%  1.84%  2.30%  3.31%  2.84%  2.97%  2.76%


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998   1 Year 5 Years Since Inception
 ------------------------------------------------------------------------
  Oakmark Units (Inception 7/2/90)         2.76%   2.84%       2.94%
 ------------------------------------------------------------------------

Portfolio Fees and Expenses (Oakmark Units)

This table describes the fees and expenses that you would pay if you buy and hold Oakmark Units of a Portfolio.

                                                                   Tax-Exempt
                                                        Government Diversified
                                                        Portfolio   Portfolio
------------------------------------------------------------------------------
Unitholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases           None        None
Maximum Deferred Sales Charge (Load)                       None        None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                                 None        None
Redemption Fees                                            None        None
Exchange Fees                                              None        None
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets):/1/
Management Fees                                           0.35%       0.35%
Service Fees/2/                                           0.40%       0.40%
Other Expenses/3/                                         0.10%       0.06%
------------------------------------------------------------------------------
Total Portfolio Operating Expenses/4/                     0.85%       0.81%
------------------------------------------------------------------------------

/1/The Portfolios' annual operating expenses are based on actual expenses. /2/Service Organizations may charge other fees directly to their customers who are the beneficial owners of Oakmark Units in connection with their customers' accounts. Such fees may affect the return such customers realize with respect to their investments.
/3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Portfolio's Oakmark Units plus all other ordinary expenses not detailed above.
/4/The Investment Adviser has voluntarily agreed to reduce or limit "Total Portfolio Operating Expenses" of each Portfolio (excluding service fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to 0.43% of the Portfolio's average daily net assets. As a result of the current expense limitations, "Other Expenses" and "Total Portfolio Operating Expenses" of the Portfolio which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, "Other Expenses" and "Total Portfolio Operating Expenses" may increase without shareholder approval.

                                                             Government
                                                             Portfolio
 --------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets):
  Management Fees                                              0.35%
  Service Fees                                                 0.40%
  Other Expenses                                               0.08%
 --------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after current expense
   limitations)                                                0.83%
 --------------------------------------------------------------------------

Example

 The following Example is intended to help you compare the cost of investing in a Portfolio (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Oakmark Units of a Portfolio for the time periods indicated and then redeem all of your units at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  Portfolio               1 Year 3 Years 5 Years 10 Years
 --------------------------------------------------------
  Government               $87    $271    $471    $1,049
 --------------------------------------------------------
  Tax-Exempt Diversified   $83    $259    $450    $1,002
 --------------------------------------------------------


 Service Organizations that invest in Oakmark Units on behalf of their cus-tomers may charge other fees directly to their customer accounts in connec-tion with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

 Certain Service Organizations may receive other compensation in connection with the sale and distribution of Oakmark Units or for services to their customers' accounts and/or the Portfolios. For additional information regarding such compensation, see "Shareholder Guide" in the Prospectus and "Other Information" in the Additional Statement.

 In addition to Oakmark Units, each Portfolio also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Oakmark Units. Information regarding these other share classes may be obtained from your sales representative or from Oakmark by calling the number on the back cover of this Prospectus.

Service Providers


 INVESTMENT ADVISER

 GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as Investment Adviser to the Portfolios. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controls the Investment Adviser, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. As of February 28, 1999, GSAM, together with its affiliates, acted as investment adviser or distributor for assets in excess of $199 billion.

 The Investment Adviser provides day-to-day advice regarding the Portfolios' transactions. The Investment Adviser also performs the following services for the Portfolios:
 .Continually manages each Portfolio, including the purchase, retention and disposition of securities and other assets
 .Administers each Portfolio's business affairs
 .Performs various unitholder servicing functions (to the extent not provided by other organizations)
 Pursuant to an SEC order, the Government Portfolio may enter into principal transactions in certain taxable money market instruments, including repur-chase agreements, with Goldman Sachs.

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           Actual Rate For the
                                           Fiscal Year Ended
                          Contractual Rate December 31, 1998
 -------------------------------------------------------------
  Government                   0.35%              0.35%
 -------------------------------------------------------------
  Tax-Exempt Diversified       0.35%              0.29%
 -------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations at any time in the future at its discretion.

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Portfolio's units. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Portfolios' transfer agent (the "Transfer Agent") and, as such, performs various unitholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the units acquired for its own account.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Portfolios could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Portfolio service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Portfolios at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Portfolios. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.

Dividends



 All or substantially all of each Portfolio's net investment income will be declared as a dividend daily and paid to Harris Associates for distribution to holders of Oakmark Units monthly. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time. You may choose to have dividends paid in:
 .Cash
 .Additional Oakmark Units of the same Portfolio

 You may indicate your election on your Account Application. Any changes may be submitted in writing to Harris Associates at any time. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Portfolio.

 Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Portfolio's daily distributions.

 Each Portfolio may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distri-butions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Portfolio are reflected in the NAV of the Portfolio, they are not expected to be of an amount which would affect the Portfolio's NAV of $1.00 per share.

Unitholder Guide


 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Portfolios' Oakmark Units.

 HOW TO BUY OAKMARK UNITS


 How Can I Purchase Oakmark Units Of The Portfolios?
 You may purchase Oakmark Units of either Portfolio by check, by wire, by electronic transfer or by exchange through State Street Bank and Trust Com-pany as agent for Harris Associates ("Oakmark"). There are no sales commis-sions or underwriting discounts. The minimum initial investment is $1,000 or $500 in the case of an Education IRA or participation in the Automatic Investment Plan or Payroll Deduction Plan. Minimum subsequent investments are $100, except for reinvestments of dividends and capital gain distribu-tions.

 By Check. To make an initial purchase of units, complete and sign the New Account Registration Form and mail it to the Oakmark Family of Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510, together with a check for the total purchase amount payable to State Street Bank and Trust Company.

 You may make subsequent investments by submitting a check (except that a third party check will not be accepted) along with either the stub from your Portfolio account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100. Oakmark will not accept cash, drafts, "starter" checks, third party checks, or checks drawn on banks outside of the United States. If your order to purchase Oakmark Units of a Portfolio is cancelled because your check does not clear, you will be responsible for any resulting loss incurred by Oakmark.

 By Wire Transfer. You may also pay for Oakmark Units by instructing your bank to wire money to Oakmark. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first telephone Oakmark at 1-800-OAKMARK (1-800-625-6275) to request an account number and furnish your social security or other tax identification number. Neither the Portfolios nor Oakmark will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

                                                                UNITHOLDER GUIDE

 By Electronic Transfer. If you have an established Portfolio account you may make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request by calling 1-800-OAKMARK (1-800-625-6275) or at pre-scheduled inter-vals. (See "Unitholder Services.") You may not open a new account through electronic transfer.

 By Exchange. You may purchase Oakmark Units of the Portfolios by exchange of Oakmark Units from the Goldman Sachs Short Duration Tax-Free Fund or shares from The Oakmark Fund, The Oakmark Select Fund, The Oakmark International Fund, The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund ("The Oakmark Funds") either by phone or by mail. An exchange transaction is a sale and purchase for federal income tax purposes and may result in capital gain or loss. Please review the information under "How to Redeem Units--By Exchange."

 Purchase Amount and Dividends. Oakmark Units of each Portfolio may be pur-chased on any business day at the net asset value ("NAV") next determined after receipt by Oakmark of both the purchase order and the purchase amount in federal funds.
 Purchases of Oakmark Units may be made by check or wire transfer. Purchases are effective as soon as a check is converted to Federal Funds. Purchases by wire transfer will be effected the day the wire transfer is received if the wire transfer is received prior to the respective Portfolio's cut-off time as noted below. It is expected that checks will ordinarily be converted to federal funds within two business days after receipt. A purchase by check is deemed to be effective prior to the Portfolio's cut-off time noted below on the date such purchase proceeds convert to Federal Funds. Oakmark Units pur-chased by check may not be redeemed until the check has cleared, as described under "How to Redeem Units."
 Oakmark Units of the Government Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends as follows:


  If an effective order is
  received by Oakmark           Dividends Begin
 -----------------------------------------------
  By: 3:00 p.m.--N.Y. time     Same Business Day
  After: 3:00 p.m.--N.Y. time  Next Business Day

 Oakmark Units of the Tax-Exempt Diversified Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends as follows:


  If an effective order is
  received by Oakmark           Dividends Begin
 -----------------------------------------------
  By: 1:00 p.m.--N.Y. time     Same Business Day
  After: 1:00 p.m.--N.Y. time  Next Business Day

 General. Each purchase order for Oakmark Units must be accepted by Oakmark. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the Oakmark Units. Oakmark reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of a Portfolio's unitholders. Oakmark uses procedures designed to give reasonable assurance that telephone instructions are genu-ine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If Oakmark does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Oakmark will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

 What Do I Need To Know About Service Organizations?
 Service Organizations, including Harris Associates, may provide the follow-ing services in connection with their customers' investments in ILA Service
 Units:
 .Acting, directly or through an agent, as the sole unitholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange units for customers .Responding to inquiries from prospective and existing unitholders .Assisting customers with investment procedures

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.40% (on an annualized basis) of the average daily net assets of the ILA Service Units of the Portfolios, which are attributable to or held in the name of the Service Organization for its customers. In addi-tion, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the ILA Service Units of the Portfolio, which are attributable to or held in the name of the Service Organization for its customers. Such compensation does not represent an additional expense to a Portfolio or its unitholders, since it will be paid from the assets of GSAM.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of units of the Portfolios and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affili-ates may also contribute to various cash and non-cash incentive arrangements to promote the sale of units. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their cus-tomers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses.

                                                                UNITHOLDER GUIDE



 How Are Units Priced?
 The price you pay or receive when you buy, sell or exchange Oakmark Units is determined by a Portfolio's NAV. The Portfolios calculate NAV as follows:

                (Value of Assets of the Class)
                 - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Units of the Class

 .NAV per unit each class is calculated by State Street Bank and Trust Com-pany (each Portfolio's Custodian) on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Portfolio units will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Portfolio reserves the right to close at or prior to the BMA recommended closing time. If a Portfolio does so, it will cease granting same business day credit for purchase and redemption orders received after the Portfolio's closing time and credit will be given to the next business day.
 .The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as permit-ted by the SEC.

 To help each Portfolio maintain its $1.00 constant unit price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per unit.

 HOW TO SELL OAKMARK UNITS


 How Can I Sell Oakmark Units Of The Portfolios?

 By Mail. You may redeem all or any part of your Oakmark Units of a Portfolio upon your written request delivered to the Oakmark Family of Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510.

 Your redemption request must:
 .identify the Portfolio and give your account number;
 .specify the number of units or dollar amount to be redeemed;
 .be signed in ink by all owners exactly as their names appear on the account; and

 .for redemptions payable to an address other than the unitholder address of record, include an ink-stamped guarantee by an "eligible guarantor institution" as defined in the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public) for each signature on the redemption request (the guarantee must use the phrase "signature guaranteed" and must include the name of the guarantor bank firm and an authorized signature).

 Special rules apply to redemptions by corporations, trusts and partnerships. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompa-nied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee's appointment as such (e.g., a certified copy of the relevant portions of the trust instrument). Under certain circumstances, before Oakmark Units can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

 By Exchange. You may redeem all or any portion of your Oakmark Units of a Portfolio and use the proceeds to purchase Oakmark Units of the Goldman Sachs Short Duration Tax-Free Fund (until May 31, 1999 and thereafter ILA Service Units) or shares of The Oakmark Funds if your signed, properly com-pleted New Account Registration Form is on file. An exchange transaction is a sale and purchase for federal income tax purposes and may result in capi-tal gain or loss. Before exchanging, you should obtain a prospectus from The Oakmark Family of Funds and read it carefully. The exchange privilege is not an offering or recommendation of shares of The Oakmark Funds or the Goldman Sachs Short Duration Tax-Free Fund. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under "By Mail" and indicating the fund to be purchased, except that a signature guar-antee normally is not required. (See also the discussion below of the Tele-phone Exchange Privilege.)

 Special Redemption Privileges. The Telephone Exchange and Telephone Redemp-tion Privileges will be established automatically when you open your account.
 Other Privileges must be specifically elected. A signature guarantee may be

                                                                UNITHOLDER GUIDE

 required to establish a Privilege after you open your account. Oakmark Units held in an IRA account may not be redeemed by telephone.

 By Check. Holders of Oakmark Units of a Portfolio may elect to have checks issued to them in order to redeem Oakmark Units from their accounts in each Portfolio. When Oakmark receives a completed New Account Registration Form and signature card, Oakmark will forward to the requesting customer a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to Oakmark for payment, a sufficient number of full and fractional Oakmark Units will be redeemed to cover the amount of the check. Cancelled checks will be returned to the recordholder of Oakmark Units by Oakmark.

 The check redemption privilege enables a unitholder to receive the dividends declared on the Oakmark Units to be redeemed until the date the check is processed. Because of this feature, the check redemption privilege may not be used for complete liquidation of a unitholder's account. If the amount of a check is greater than the value of the Oakmark Units held in the unitholder's account, the check will be returned unpaid, and the unitholder may be subject to extra charges.

 Oakmark reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular unitholder or all unitholders in general. The Portfolios and Oakmark reserve the right at any time to suspend the procedure permitting redemptions by check and intend to do so in the event that federal legisla-tion or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other Oakmark unitholders of the Portfolios.

 Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange among The Oakmark Funds and the Portfolios by calling 1-800-OAKMARK (1-800-625-6275). The general redemption policies apply to redemp-tions by Telephone Exchange. (See "General Redemption Policies.")

 Oakmark reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons. Oakmark believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Portfo-lios. Therefore, Oakmark generally will not honor requests for Telephone Exchanges by unitholders identified by Oakmark as "market-timers." Except for automatic exchanges from Oakmark Units, you may not make more than four exchanges from any Portfolio in any calendar year. Oakmark reserves the right at any time without prior notice to suspend, limit, modify, or termi-nate the Telephone

 Exchange Privilege in its entirety. Because such a step would be taken only if it would be in the best interests of the Portfolios, Oakmark expects that it would provide unitholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Portfolios. If Oakmark were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, you might find that an exchange could not be processed or that there might be a delay in the imple-mentation of the exchange. See "How to Redeem Units--By Exchange."

 During periods of volatile economic and market conditions, you may have dif-ficulty placing your exchange by telephone; you may wish to consider placing your exchange by mail during such periods.

 Telephone Redemption Privilege. You may use the Telephone Redemption Privi-lege to redeem Oakmark Units by calling 1-800-OAKMARK (1-800-625-6275). The proceeds may be sent by check to your registered address or you may request payment by electronic transfer to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. If you request a redemption by electronic transfer before the applicable Portfo-lio's redemption cut-off time and the proceeds are to be sent to your pre-established designated bank account, the proceeds will be transferred to your bank account on that business day. The Telephone Redemption Privilege is not available to redeem units held in an IRA account, and is not avail-able for 30 days after Oakmark receives notice from you of a change of address.

 General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. Please telephone Oakmark by calling 1-800-OAKMARK (1-800-625-6275) if you have any questions about requirements for a redemption before submitting your request. Oakmark reserves the right to require a properly completed New Account Registration Form before making payment for Oakmark Units redeemed.

 If your redemption order is received in proper form before 4:00 p.m. eastern time, the price at your redemption order will be executed is the net asset value determined that business day. See "Net Asset Value." Dividends are earned on the day that units are redeemed.

 Oakmark will generally mail payment for Oakmark Units redeemed within three days after proper instructions are received. If you attempt to redeem Oakmark Units within 15 days after they have been purchased by check or electronic transfer, Oakmark may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those Oakmark Units has been (or will be)

                                                                UNITHOLDER GUIDE

 collected. To reduce such delays, Oakmark recommends that your purchase be made by Federal Funds wire through your bank. If you so request, the pro-ceeds of your redemption may be paid by wire, provided the redemption pro-ceeds are at least $250, but the cost of the wire (currently $5) will be deducted from the redemption proceeds.

 Oakmark reserves the right at any time without prior notice to suspend, lim-it, modify, or terminate any privilege or its use in any manner by any per-son or class.

 Use of any Special Redemption Privilege authorizes Oakmark to tape-record all instructions to redeem. Oakmark uses procedures designed to give reason-able assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirma-tion of telephone transactions. If Oakmark does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust, the Distributor and Oakmark will not be liable for any loss you may incur in the event that Oakmark accepts unauthorized tele-phone redemption requests that Oakmark reasonably believes to be genuine.

 Oakmark reserves the right to redeem Oakmark Units in any account and send the proceeds to the owner if the Oakmark Units in the account do not have a value of at least $1,000.

 Oakmark Units in any account you maintain with the Portfolios may be redeemed to the extent necessary to reimburse Oakmark for any loss it sus-tains that is caused by you (such as losses from uncollected checks and electronic transfers or any liability under the Code provisions on backup withholding relating to your account).

 Effective May 31, 1999, the exchange privilege with the Service Units (also known as "Oakmark Units") of the Tax-Exempt Diversified Portfolio and the Goldman Sachs Short Duration Tax Free Fund, mentioned on page 19, will be discontinued. In addition, you will not be able to initiate any new pur-chases of the Tax-Exempt Diversified Portfolio or the Short Duration Tax Free Fund after that date.

 The exchange privilege will still be available with respect to Oakmark Units of the Government Portfolio. After May 31, 1999, you will be asked to con-vert any Oakmark Units you have in the Tax-Exempt Diversified Portfolio or the Short Duration Tax Free Fund to Oakmark Units of the Government Portfo-lio if you want to continue having exchange privileges with the Oakmark Funds.

 Payment of Redemption Proceeds and Dividends. Oakmark Units of each Portfo-lio may be redeemed without charge upon request on any business day at the net asset value next determined after receipt by Oakmark of the redemption request.

 What Types Of Reports Will I Be Sent Regarding Investments In Oakmark Units? You will receive a confirmation statement from Oakmark reflecting each of your purchases and redemptions of Oakmark Units, as well as periodic state-ments detailing distributions made by the Portfolios. In addition, Oakmark will send you semiannual and annual reports containing audited financial statements and will provide you annually with tax information.

 UNITHOLDER SERVICES

 IRA Plan. Harris Associates Investment Trust has a master individual retire-ment account (IRA) plan that allows you to invest on a tax-deferred basis in the Government Portfolio and The Oakmark Funds as defined below. The plan also permits you to "roll over" or transfer to your Oakmark IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby post-poning federal income tax on the distribution. If your employer has a Sim-plified Employee Pension Plan (SEP), you may establish an IRA with the Gov-ernment Portfolio and the Funds to which your employer may contribute annually up to the lesser of 15% of your earned income or $30,000, subject to special rules designed to avoid discrimination. Because the Trust has determined that the Tax-Exempt Diversified Portfolio is not a suitable investment for IRA accounts, that Portfolio is not available for IRA invest-ments.

 SPECIAL WAYS TO INVEST OR REDEEM

 In addition to the ways to purchase or redeem Oakmark Units described above, the New Account Registration Form offers you the following additional investment and redemption options:

 Automatic Investments--purchase Oakmark Units each month with payment by electronic transfer from your bank account ($100-$50,000 per transaction).

                                                                UNITHOLDER GUIDE


 Telephone Investments--purchase Oakmark Units by placing a telephone order and paying for them by electronic transfer from your bank account ($100- $50,000 per transaction).

 Systematic Withdrawals--redeem a fixed dollar amount of Oakmark Units each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account (up to $50,000 per transaction for electronic transfers).

Taxation

Each Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute to unitholders substantially all of its net investment income.

Except for the Tax-Exempt Diversified Portfolio, Portfolio dividends will gen-erally be taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) regardless of whether you reinvest in additional Oakmark Units or take them as cash. The Tax-Exempt Diversified Port-folio expects generally to distribute "exempt-interest dividends," which will be tax-exempt income for federal income tax purposes. The tax status and amounts of the dividends for each calendar year will be detailed in your annual tax statement from Harris Associates.

Dividends and distributions from each Portfolio will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Interest on indebtedness incurred by you to purchase or carry units of the Tax-Exempt Diversified Portfolio generally will not be deductible for income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Diversified Portfolio may be an item of tax preference for purposes of determining your AMT liability. Exempt-interest dividends will also be con-sidered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

In addition to federal income taxes, you may be subject to state, local or for-eign taxes on payments received from either Portfolio or on the value of the units held by you. More tax information is provided in the Additional State-ment. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Portfolios.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Portfolios, including their asso-ciated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without unitholder approval. You should note, however, that all pol-icies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval. If there is a change in a Portfolio's investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

U.S. Treasury Obligations and U.S. Government Securities and Related Custodial Receipts. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury ("U.S. Treasury Obligations"). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Both Portfolios may invest in STRIPS.

U.S. Government Securities are obligations issued or guaranteed by U.S. govern-ment agencies, authorities, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae"));
(b) the right of the issuer to borrow from the U.S. Treasury (such as securi-ties of the Student Loan Marketing Association); (c) the discretionary author-ity of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issu-er.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authori-ties, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The Tax-Exempt Diversified Portfolio may also acquire U.S. Government Securi-ties in the form of custodial receipts. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

Commercial Paper. The Tax-Exempt Diversified Portfolio may invest in commercial paper, including variable amount master demand notes and asset-backed commer-cial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by the Fund con-sists of direct U.S. dollar-denominated obligations of domestic issuers.

Repurchase Agreements. The Government Portfolio may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with primary dealers. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

If the other party or "seller" defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio's cost associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Portfolio's unitholders. In addition, each Portfolio, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions

                                                                      APPENDIX A

of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations may include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. Gen-eral obligation bonds are backed by the taxing power of the issuing municipal-ity and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt serv-ice on the authority's obligations. Industrial development bonds ("private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept ten-dered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Portfolio's average portfolio maturity. There is a risk that a Portfolio will not be considered the owner of a tender option bond for federal income tax pur-poses, and thus will not be entitled to treat such interest as exempt from fed-eral income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a dis-qualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obliga-tions. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Industrial development bonds (private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as "exempt-interest dividends" to unitholders under AMT.

Other Municipal Obligation Policies. Ordinarily, the Tax-Exempt Diversified Portfolio expects that 100% of its portfolio securities will be municipal obli-gations. However, the Portfolio may invest 25% or more of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, the Tax-Exempt Diversified Portfolio may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of the Portfo-lio's investments in these municipal obligations will subject the Portfolio, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particu-lar state, industry or other area of concentration.

The Tax-Exempt Diversified Portfolio may purchase municipal obligations which are backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Tax-Exempt Diversified Portfolio. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign with-holding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the Portfolio may acquire securities in the form of custodial receipts which evi-dence

                                                                      APPENDIX A

ownership of future interest payments, principal payments or both on obliga-tions of certain state and local governments and authorities.

In order to enhance the liquidity, stability or quality of a municipal obliga-tion, the Tax-Exempt Diversified Portfolio may acquire the right to sell the obligation to another party at a guaranteed price and date.

Floating and Variable Rate Obligations. The Portfolios may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Portfolio may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Portfolio to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of cred-it, which will ordinarily be irrevocable, both of which may be issued by domes-tic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Portfolio may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Portfolio at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary set-tlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Portfolio will generally pur-chase securities on a when-issued or forward commitment basis with the inten-tion of acquiring securities for its portfolio, a Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Other Investment Companies. A Portfolio may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on any Portfolio acquiring more than 3% of the voting units of any other investment company, and a prohibition on invest-ing more than 5% of a Portfolio's total assets in securities of any one invest-ment company or more than 10% of its total assets in securities of all invest-ment companies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Portfolio and will be subject to substantially the same risks.

Illiquid Securities. Each Portfolio may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable
 .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called "4(2) commercial paper" or is oth-erwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Portfolio's portfolio.

Borrowings. Each Portfolio may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Portfolio may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the security if the Investment Adviser believes it is in the best interest of the Portfolio and its unitholders.

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified Portfolio will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

The Tax-Exempt Diversified Portfolio may temporarily invest in taxable money market instruments when the Investment Adviser believes that the market condi-tions dictate a defensive posture. Investments in taxable money market instru-ments will be limited to those meeting the quality standards of the Tax-Exempt Diversified Portfolio.

Appendix B
Financial Highlights
 The financial highlights tables are intended to help you understand a Port-folio's financial performance for the past five years (or less if the Port-folio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Portfolio's financial statements, is included in the Portfolio's annual report (available upon request from Harris Associates without charge).

 GOVERNMENT PORTFOLIO



                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to  unit/
                                          of period  income/a/  shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.05       $(0.05)
1998 - ILA Administration units              1.00      0.05        (0.05)
1998 - ILA Service units                     1.00      0.05        (0.05)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.03        (0.03)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.05        (0.05)
1997 - ILA Administration units              1.00      0.05        (0.05)
1997 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.05        (0.05)
1996 - ILA Administration units              1.00      0.05        (0.05)
1996 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.06        (0.06)
1995 - ILA Administration units              1.00      0.05        (0.05)
1995 - ILA Service units                     1.00      0.05        (0.05)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.04        (0.04)
1994 - ILA Administration units              1.00      0.04        (0.04)
1994 - ILA Service units                     1.00      0.04        (0.04)
----------------------------------------------------------------------------

a Calculated based on the average units outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B




                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                       Net                  Ratio of net              Ratio of net
 Net asset          assets at  Ratio of net  investment  Ratio of net  investment
 value at              end     expenses to   income to   expenses  to  income to
    end     Total   of period  average net  average net  average net  average net
 of period return/b/ (in 000's)    assets       assets       assets       assets
---------------------------------------------------------------------------------
   $1.00    5.21%   $383,243      0.43%        5.09%        0.45%        5.07%
    1.00    5.05       7,692      0.58         4.94         0.60         4.92
    1.00    4.79     105,732      0.83         4.67         0.85         4.65
    1.00    4.57c          2      0.93c        4.60c        1.45c        4.08c
---------------------------------------------------------------------------------
    1.00    5.31     460,457      0.42         5.16         0.42         5.16
    1.00    5.15      10,192      0.57         4.98         0.57         4.98
    1.00    4.89      83,799      0.82         4.78         0.82         4.78
---------------------------------------------------------------------------------
    1.00    5.15     694,651      0.41         5.04         0.44         5.01
    1.00    4.99      36,055      0.56         4.89         0.59         4.86
    1.00    4.73      94,228      0.81         4.63         0.84         4.60
---------------------------------------------------------------------------------
    1.00    5.77     570,469      0.41         5.62         0.43         5.60
    1.00    5.62      47,558      0.56         5.49         0.58         5.47
    1.00    5.35      85,401      0.81         5.19         0.83         5.17
---------------------------------------------------------------------------------
    1.00    3.94     881,520      0.40         3.78         0.44         3.74
    1.00    3.79      95,483      0.55         3.62         0.59         3.58
    1.00    3.53     156,930      0.80         3.50         0.84         3.46
---------------------------------------------------------------------------------

 TAX-EXEMPT DIVERSIFIED PORTFOLIO




                                          Net asset
                                          value at     Net     Distributions
                                          beginning investment   to unit/
                                          of period  income/a/ shareholders
----------------------------------------------------------------------------
For the Years Ended December 31,
1998 - ILA units                            $1.00     $0.03       $(0.03)
1998 - ILA Administration units              1.00      0.03        (0.03)
1998 - ILA Service units                     1.00      0.03        (0.03)
1998 - Cash Management shares (commenced
 May 1)                                      1.00      0.02        (0.02)
----------------------------------------------------------------------------
1997 - ILA units                             1.00      0.03        (0.03)
1997 - ILA Administration units              1.00      0.03        (0.03)
1997 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1996 - ILA units                             1.00      0.03        (0.03)
1996 - ILA Administration units              1.00      0.03        (0.03)
1996 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1995 - ILA units                             1.00      0.04        (0.04)
1995 - ILA Administration units              1.00      0.04        (0.04)
1995 - ILA Service units                     1.00      0.03        (0.03)
----------------------------------------------------------------------------
1994 - ILA units                             1.00      0.03        (0.03)
1994 - ILA Administration units              1.00      0.03        (0.03)
1994 - ILA Service units                     1.00      0.02        (0.02)
----------------------------------------------------------------------------

a Calculated based on the average shares outstanding methodology.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
c Annualized.

                                                                      APPENDIX B



                                                           Ratios assuming no
                                                          waiver of fees and no
                                                           expense limitations
                                                        -------------------------
                       Net                  Ratio of net              Ratio of net
Net asset           assets at  Ratio of net  investment  Ratio of net  investment
value at               end     expenses to   income to   expenses to   income to
   end     Total    of period  average net  average net  average net  average net
of period  return/b/ (in 000's)   assets       assets       assets       assets
---------------------------------------------------------------------------------
  $1.00     3.17%  $1,562,285     0.35%        3.12%        0.41%        3.06%
   1.00     3.02       26,509     0.50         2.98         0.56         2.92
   1.00     2.76       37,850     0.75         2.72         0.81         2.66
   1.00     2.61c           2     0.85c        2.66c        1.41c        2.10c
---------------------------------------------------------------------------------
   1.00     3.39    1,479,486     0.32         3.33         0.41         3.24
   1.00     3.23       27,967     0.47         3.16         0.56         3.07
   1.00     2.97       30,513     0.72         2.97         0.81         2.88
---------------------------------------------------------------------------------
   1.00     3.25    1,514,443     0.31         3.20         0.41         3.10
   1.00     3.09       59,097     0.46         3.06         0.56         2.96
   1.00     2.84       28,921     0.71         2.79         0.81         2.69
---------------------------------------------------------------------------------
   1.00     3.72    1,342,585     0.31         3.65         0.42         3.54
   1.00     3.57       48,773     0.46         3.51         0.57         3.40
   1.00     3.31       49,647     0.71         3.24         0.82         3.13
---------------------------------------------------------------------------------
   1.00     2.71    1,434,965     0.30         2.64         0.41         2.53
   1.00     2.55       97,778     0.45         2.50         0.56         2.39
   1.00     2.30       36,492     0.70         2.20         0.81         2.09
---------------------------------------------------------------------------------

Index

   1 General
     Investment
     Management
     Approach
   4 Portfolio
     Investment
     Objectives
     and
     Strategies
   7 Principal
     Risks of the
     Portfolios
   9 Portfolio
     Performance
  12 Portfolio
     Fees and
     Expenses
  14 Service
     Providers
  17 Dividends

  18 Unitholder Guide
      18 How to Buy Oakmark Units
      21 How to Sell Oakmark Units
  28 Taxation
  29 Appendix A
     Additional Information On
     Portfolio Risks, Securities
     And Techniques
  35 Appendix B
     Financial Highlights

Money Market FundsProspectus (Oakmark Units)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to unitholders.

 Statement of Additional Information
 Additional information about the Portfolios and their policies is also available in the Portfolios' Statement of Additional Information ("Addi-tional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Portfolios' annual and semiannual reports, and the Additional Statement, are available free upon request by calling The Oakmark Family of Funds at 1-800-OAKMARK (1-800-625-6275).

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-OAKMARK (1-800-625-6275).
 By mail - The Oakmark Family of Funds, Two North LaSalle Street, Chicago, IL 60602
 By e-mail -
 On the Internet - Text-only versions of the Portfolios' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Oakmark - http://www.oakmark.com

 You may review and obtain copies of Portfolio documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.


      The Portfolios' investment company registration number is 811-5349.

ADDRESS OF HARRIS ASSOCIATES L. P.
 Two North LaSalle Street
 Chicago, Illinois 60602-3790

THE OAKMARK FUNDS 24-HOUR NAV HOTLINE
 1-800-GROWOAK
 (1-800-476-9625)

OAKMARK SHAREHOLDER SERVICE
 State Street Bank and Trust Company
  Attention: Oakmark Funds Family
  P.O. Box 8510
  Boston, Massachusetts 02266-8510
  1-800-OAKMARK
  (1-800-625-6275)

                        GOLDMAN SACHS MONEY MARKET FUNDS
                  GOLDMAN SACHS -- INSTITUTIONAL LIQUID ASSETS
                             FINANCIAL SQUARE FUNDS

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                    ILA UNITS
                            ILA ADMINISTRATION UNITS
                                ILA SERVICE UNITS
                                ILA CLASS B UNITS
                                ILA CLASS C UNITS
                             CASH MANAGEMENT SHARES
                                   FST SHARES
                               FST SERVICE SHARES
                            FST ADMINISTRATION SHARES
                              FST PREFERRED SHARES

--------------------------------------------------------------------------------

Goldman Sachs Trust (the "Trust") is an open-end management investment company (or mutual fund) which includes the Goldman Sachs - Institutional Liquid Assets portfolios and Financial Square Funds. This Statement of Additional Information relates solely to the offering of (a) ILA Units, ILA Administration Units and ILA Service Units of: Prime Obligations Portfolio ("ILA Prime Obligations Portfolio"), Money Market Portfolio ("ILA Money Market Portfolio"), Treasury Obligations Portfolio ("ILA Treasury Obligations Portfolio"), Treasury Instruments Portfolio ("ILA Treasury Instruments Portfolio"), Government Portfolio ("ILA Government Portfolio"), Federal Portfolio ("ILA Federal Portfolio"), Tax-Exempt Diversified Portfolio ("ILA Tax-Exempt Diversified Portfolio"), Tax-Exempt California Portfolio ("ILA Tax-Exempt California Portfolio") and Tax-Exempt New York Portfolio ("ILA Tax-Exempt New York Portfolio") (individually, an "ILA Portfolio" and collectively the "ILA Portfolios"); (b) ILA Class B and Class C Units of ILA Prime Obligations Portfolio; (c) Cash Management Shares of: ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio; and (d) FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares of: Goldman Sachs Financial Square Prime Obligations Fund ("FS Prime Obligations Fund"), Goldman Sachs Financial Square Premium Money Market Fund ("FS Premium Fund"), Goldman Sachs - Financial Square Money Market Fund ("FS Money Market Fund"), Goldman Sachs - Financial Square Treasury Obligations Fund ("FS Treasury Obligations Fund"), Goldman Sachs - Financial Square Treasury Instruments Fund ("FS Treasury Instruments Fund"), Goldman Sachs
- Financial Square Government Fund ("FS Government Fund"), Goldman Sachs - Financial Square Federal Fund ("FS Federal Fund"), Goldman Sachs - Financial Square Tax-Free Money Market Fund ("FS Tax-Free Fund") and Goldman Sachs - Financial Square Municipal Money Market Fund ("FS Municipal Fund") (individually, a "Fund," collectively the "Financial Square Funds" and together with the ILA Portfolios, the "Series").

The terms "units" and "shares" may be used interchangeably herein to refer to shares of the Series.

Goldman Sachs Asset Management ("GSAM" or the "Investment Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Series' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Series.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. Service Organizations, as defined below, and other Goldman Sachs clients will be assigned an Account Administrator ("AA"), who is ready to help with questions concerning their accounts. During business hours, Service Organizations and other Goldman Sachs clients can call their AA through a toll-free number to place purchase or redemption orders or to obtain Series and account information. The AA can also answer inquiries about rates of return and portfolio composition/holdings, and guide Service Organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows Service Organizations to purchase and redeem units and also obtain Series and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with each Prospectus relating to the ILA Units, ILA Administration Units, ILA Service Units, ILA Class B Units, ILA Class C Units, Cash Management Shares, FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares each dated May 1, 1999 and as may be further amended and supplemented from time to time. A copy of each Prospectus may be obtained without charge from Service Organizations, as defined below, or by calling Goldman, Sachs Co. at 800-621-2550 or by writing Goldman, Sachs Co., 4900 Sears Tower, Chicago, Illinois 60606.

The audited financial statements and related report of Arthur Andersen LLP, independent public accountants, for each Series contained in each Series' 1998 annual report is incorporated herein by reference in the section "Financial Statements." No other portions of the Series' Annual Reports are incorporated by reference.

The date of this Additional Statement is May 1, 1999.

                                TABLE OF CONTENTS

                                                                   Page in
                                                                   Statement of
                                                                   Additional
                                                                   Information
                                                                   -----------

INVESTMENT POLICIES AND PRACTICES OF THE SERIES................................1
INVESTMENT LIMITATIONS........................................................40
TRUSTEES AND OFFICERS.........................................................46
THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT........................54
PORTFOLIO TRANSACTIONS........................................................62
NET ASSET VALUE...............................................................65
REDEMPTIONS...................................................................66
CALCULATION OF YIELD QUOTATIONS...............................................67
TAX INFORMATION...............................................................78
ORGANIZATION AND CAPITALIZATION...............................................84
CUSTODIAN AND SUBCUSTODIAN....................................................91
INDEPENDENT ACCOUNTANTS.......................................................91
FINANCIAL STATEMENTS..........................................................91
OTHER INFORMATION.............................................................91
ADMINISTRATION PLANS..........................................................93
SERVICE PLANS.................................................................96
DISTRIBUTION AND SERVICE PLANS...............................................101
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

                 INVESTMENT POLICIES AND PRACTICES OF THE SERIES

      Each Series is a separate pool of assets which pursues its investment objective through separate investment policies. Each Series other than ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio is a diversified, open-end management investment company. The ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are non-diversified open-end management companies. The following discussion elaborates on the description of each Series' investment policies and practices contained in the
Prospectus:

U.S. Government Securities

      Securities guaranteed as to principal and interest by the U.S. Government, it agencies, authorities or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

      Each Series may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Custodial Receipts

      Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, ILA Government Portfolio, FS Treasury Obligations Fund, FS Government Fund, FS Treasury Instruments Fund and FS Federal Fund) may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

Bank and Corporate Obligations

      Each Series (other than ILA Treasury Obligations Portfolio, ILA Government Portfolio, ILA Federal Portfolio, ILA Treasury Instruments Portfolio, FS Treasury Obligations Fund, FS

Government Fund, FS Treasury Instruments Fund and FS Federal Fund) may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Series consists of direct U.S. dollar denominated obligations of domestic or, in the case of ILA Money Market Portfolio, FS Money Market Fund and FS Premium Fund, foreign issuers. Bank obligations in which the Series may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

      Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

      The ILA Money Market Portfolio, FS Money Market Fund and FS Premium Money Market Fund will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), including bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) these Funds may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Funds may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

      The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund, FS Premium Fund and FS Money Market Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (with respect to the ILA Money Market Portfolio, FS Money Market Fund and FS Premium Fund) or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Series will be regarded as illiquid.

Repurchase Agreements

      Each Series (other than the ILA Treasury Instruments Portfolio and FS Treasury Instruments Fund) may enter into repurchase agreements with primary dealers in U.S. Government Securities and banks affiliated with such primary dealers. A repurchase agreement is an arrangement under which the purchaser (i.e., the Series) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

      Custody of the Obligation will be maintained by the Series' custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Obligation subject to the repurchase agreement. The value of the purchased securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

      Repurchase agreements pose certain risks for all entities, including the Series, that utilize them. Such risks are not unique to the Series but are inherent in repurchase agreements. The Series seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

      For purposes of the Investment Company Act of 1940, as amended (the "Act"), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Series to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Series subject to a repurchase agreement as being owned by the Series or as being collateral for a loan by the Series to the seller.

      If, in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Series does not have a perfected security interest in the Obligation, the Series may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Series would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Series utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

      Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Series may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in the price of the Obligation.

      Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Series will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

      Each Series may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Series (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

      In addition, each Series (other than the ILA Treasury Instruments Portfolio and FS Treasury Instruments Fund), together with other registered investment companies having management agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Foreign Securities

      The ILA Money Market Portfolio, FS Money Market Fund and FS Premium Fund may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks which have more than $1 billion in total assets at the time of purchase, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. The FS Prime Obligations Fund may invest in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by U.S. branches of foreign banks. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the ILA Money Market Portfolio, FS Money Market Fund and FS Premium Fund are restricted to purchasing

U.S. dollar denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

      Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

Asset-Backed and Receivables-Backed Securities

      The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Premium Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Series' investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Series' other investments.

      Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Series may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Premium Fund intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Series will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

      As set forth below, several types of asset-backed and receivables-backed securities have already been offered to investors, including for example, Certificates for Automobile

Receivables(sm) ("CARS(sm)") and interests in pools of credit card receivables. CARS(sm) represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(sm) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS(sm) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

      The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Premium Fund to dispose of any then existing holdings of such securities.

      To the extent consistent with its investment objectives and policies, each of the ILA Prime Obligations Portfolio, Money Market Portfolio, FS Prime Obligations Fund, FS Money

Market Fund and FS Premium Fund may invest in new types of mortgage related securities and in other asset-backed securities that may be developed in the future.

Forward Commitments and When-Issued Securities

      Each Series may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Series to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

      A Series will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Series may dispose of or renegotiate a commitment after entering into it. A Series also may sell securities it has committed to purchase before those securities are delivered to the Series on the settlement date. The Series may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its unitholders. For purposes of determining a Series' average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

      When a Series purchases securities on a when-issued or forward commitment basis, the Series will segregate cash or liquid assets having a value (determined daily) at least equal to the amount of the Series' purchase commitments. Alternatively, a Series may enter into off-setting contracts for the forward sale of other securities that it owns. In the case of a forward commitment to sell portfolio securities subject to such commitment, the Series will segregate the portfolio securities while the commitment is outstanding. These procedures are designed to ensure that the Series will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Amount Master Demand Notes

      Each Series (other than the ILA Treasury Obligations Portfolio, ILA Federal Portfolio, ILA Treasury Instruments Portfolio, FS Treasury Obligations Fund, FS Federal Fund and FS Treasury Instruments Fund) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Series may invest in them only if the Investment Adviser believes that the notes are of comparable quality to the other obligations in which that Series may invest.

Variable Rate and Floating Rate Obligations

      The interest rates payable on certain fixed income securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

      Each Series (other than the ILA Treasury Obligations Portfolio, ILA Federal Portfolio, ILA Treasury Instruments Portfolio, FS Treasury Obligations Fund, FS Federal Fund and FS Treasury Instruments Fund) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit a Series to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

      The terms of the variable or floating rate demand instruments that a Series may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Series instructs otherwise. The Trust, on behalf of the Series, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Series, (3) to maintain the respective quality standards of a Series' investment portfolio, or (4) to attain a more optimal portfolio structure. A Series will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Series, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Series may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets a Series' quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Series. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Series.

      As stated in the Prospectuses, the Series may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Series must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Series will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Series' investments in such instruments will be subject to the limitation on illiquid investments.

      A Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Government Fund, FS Treasury Instruments Fund and FS Federal Fund) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Series with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Restricted and Other Illiquid Securities

      A Series may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Series will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits with a notice or demand period of more than seven days that cannot be traded on a secondary market and restricted securities. The Board of Trustees has adopted guidelines under which the Investment Adviser determines and monitors the liquidity of restricted securities subject to the oversight of the Trustees. Restricted securities (including securities issued under Rule 144A and commercial paper issued under Section 4(2) of the 1933 Act) which are determined to be liquid will not be deemed to be illiquid investments for purposes of the foregoing restriction. Since it is not possible to predict with assurance that the market for restricted securities will continue to be liquid, the Investment Adviser will monitor each Series' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Municipal Obligations

      The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Premium Fund, FS Money Market Fund, FS Tax-Free Fund and FS Municipal Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds." The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS

Prime Obligations Fund, FS Money Market Fund and FS Premium Fund may invest in municipal obligations when yields on such securities are attractive compared to other taxable investments.

      Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

      Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Series which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

      Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

      General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

      Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities;

colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

      Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government and FS Federal Funds) may invest in private activity bonds. The FS Municipal Fund may invest up to 100% of its assets in private activity bonds. The ILA Tax-Exempt New York Portfolio will limit its investments in private activity bonds to not more than 20% of its net assets under normal market conditions. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and FS Tax-Free Fund do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to unitholders under the federal alternative minimum tax. If such policy should change in the future, such investments would not exceed 20% of the net assets of each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and the FS Tax-Free Fund under normal market conditions. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund do not intend to invest more than 25% of the value of their respective total assets in private activity bonds or similar obligations where non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

      Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Series may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Series may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Series may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Series' commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

      The Series which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax- exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

      The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Series. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Series' credit quality requirements, to be inadequate.

      Although the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Investment Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Series will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

      In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

      The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

      For the purpose of investment restrictions of the Series, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

      An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Series. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

      Municipal obligations purchased for a Series may be subject to the Series' policy on holdings of illiquid securities. The Investment Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to each Series' investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

      Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Investing in California

      The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the ILA Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the ILA Tax-Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

      During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors

      California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 34 million represents over 12% of the total United States population and grew by 26% in the 1980's, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.8% in 1996 and 1.6% in 1997. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased.

      Total personal income in the State, at an estimated $846 billion in 1997, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

      From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Employment levels stabilized by late 1993 and pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to under 6% in early 1999. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. The Asian economic crisis beginning in mid-1997 has significantly reduced exports to that region, although this has been offset by increased exports to Latin America and other areas. Overall, the Asian crisis is expected to have a moderate dampening effect on the State's economy, but the economy is still expected to outpace the nation in 1999. Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations

      Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

      Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

      Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

      Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

      Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

      Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

      In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

      The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

      Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

      Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

      The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.

The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

      "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.8 billion under the limit for fiscal year 1998-99.

      Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

      Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of February 1, 1999, the State had outstanding approximately $19.2 billion of long-term general obligation bonds, plus $484 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.7 billion of lease-purchase debt supported by the State General Fund. The State also had about $15.8 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1997-98, debt service on general obligation bonds and lease purchase debt was approximately 4.4% of General Fund revenues.

Recent Financial Results

      The principal sources of General Fund revenues in 1996-1997 were the California personal income tax (47% of total revenues), the sales tax (34%), bank and corporation taxes (12%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

      General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

      Recent Budgets. As a result of the severe economic recession from 1990-94 and other factors, the State experienced substantial revenue shortfalls, and greater than anticipated social service costs, in the early 1990's. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the Years 1991-92 to 1994-95 (although not all of these actions were taken in each year):

      o     significant cuts in health and welfare program expenditures;

      o transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

      o transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

      o reduction in growth of support for higher education programs, coupled with increases in student fees;

      o revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;

      o increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

      o various one-time adjustments and accounting changes (some of which have been challenged in court and reversed).

      A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April, 1996.

      The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

      The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.1 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $400 million as of June 30, 1997 and $1.8 billion at June 30, 1998.

      FY 1997-98 Budget. In May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the then-expected additional General Fund revenues for the fiscal year. The 1997-98 Budget Act provided another year of rapidly increasing funding for K-14 public education. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. The final results for FY 1997-98 showed General Fund revenues and transfers of $54.7 billion and expenditures of $53.3 billion.

      Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid.

      FY 1998-99 Budget. The FY 1998-99 Budget Act was signed on August 21, 1998. After giving effect to line-item vetoes made by the Governor, the Budget plan resulted in spending of about $57.3 billion for the General Fund and $14.7 billion for Special Funds. The Budget Act assumed General Fund revenues and transfers in FY 1998-99 of $57.0 billion. After enactment of the Budget Act, the Legislature passed a number of additional fiscal bills, which resulted in a net increase of expenditures of about $250 million, but the Administration also raised its estimate of revenues from the 1997-98 fiscal year. In total, the Administration projected in September, 1998 that the balance in the SFEU at June 30, 1999 would be about $1.2 billion.

      The Administration released new projections for the balance of FY 1998-99 on January 8, 1999 as part of the Governor's Proposed Budget for 1999-2000 (the "Governor's Budget"). As a result of somewhat slower economic growth largely due to the Asian economic slowdown resulting in reduced revenues, and higher health and welfare caseloads than projected, the Administration projected that the SFEU would be reduced to about $600 million as of June 30, 1999. However, a later report in February, 1999 from the State Legislative Analyst stated that economic activity in the State appeared to be stronger in late 1998 than the Governor's Budget predicted, and revenues for 1998-99 could be as much as $750 million higher than projected by the Governor's Budget.

      As has been the case in the last several years, spending on K-12 education increased significantly, by a total of $2.2 billion, with projected per-pupil spending of $5,695, more than one-third higher than the per-pupil spending during the last recession year of 1993-94. Funding to support higher education was also increased significantly (15% for the University of California and 14% for the California State University system). The Budget included some increases in health and welfare programs, including the first increase in the monthly welfare grant since levels were cut during the recession.

      One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these is a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting in 1999, the VLF is reduced by 25%. Under current law, VLF funds are automatically transferred to cities and counties, so the new legislation provides for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years (a development which appears unlikely given more recent revenue projections), the cut could reach as much as 67.5% by the year 2003. The initial 25% VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion for future years. Other tax cuts in FY 1998-99 include an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts is estimated at $1.4 billion for FY 1998-99.

      Although, as noted, the 1998-99 Budget Act projects a budget reserve in the SFEU of about $1.2 billion on June 30, 1999 (since reduced in the Governor's Budget), the General Fund fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the

General Fund and from schools' entitlements. The 1998-99 Budget Act contained a $300 million appropriation from the General Fund toward this settlement.

      Proposed FY 1999-2000 Budget. The newly elected Governor, Gray Davis, released his proposed FY 1999-00 Budget in January. It projected somewhat lower General Fund revenues than in earlier projections, due to slower economic growth, but totaling an estimated $60.3 billion. (This figure could be higher based on the more recent revenue estimates from the State Legislative Analyst.) The proposed budget assumes certain one-time revenues, receipt of the first installment payment from the tobacco manufacturer's litigation settlement, and increased federal aid for the cost of incarcerating illegal aliens.

      The Governor's Budget proposes expenditures of about $60.5 billion, which would result in a balance in the SFEU at June 30, 2000 of about $400 million. Major expenditures initiatives include increased funding and some new programs for K-12 schools, a modest increase in funding for higher education, an increase in certain State-funded welfare programs, combined with decreased caseloads for Medi-Cal and CalWORKs (the replacement to the old welfare system, following the 1996 federal welfare reform law).

      Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

      The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of February 1999 were assigned ratings of "A+" from Standard & Poor's, "Aa3" from Moody's and "AA-" from Fitch.

      There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

      The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

      Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

      State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. However, except for agreement in 1997 on a new program for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually), there has been no large-scale reversal of the property tax shift to help local government.

      To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

      Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

      Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

      California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

      The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

      Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on

California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

      Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

      The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

      Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Special Considerations Relating To New York Municipal Obligations

            Some of the significant financial considerations relating to the ILA Tax-Exempt New York Portfolio's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

            The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

            The State economic forecast has been modified for 1999 and 2000 from the one used in earlier updates of the Financial Plan. Continued growth is projected in 1999 and 2000 for employment, wages, and personal income, although the growth is expected to moderate from the 1998 pace. However, a continuation of international financial and economic turmoil may result in a sharper slowdown than currently projected. Personal income is estimated to have grown by 4.9 percent in 1998, fueled in part by a continued large increase in financial sector bonus payments at the beginning of the year, and is projected to grow by
4.2 percent in 1999 and 4.0 percent in 2000. Increases in bonus payments in 1999 and 2000 are projected to be modest, a distinct shift from the torrid rate of the last few years. Overall employment growth is anticipated to continue at a modes rate, reflecting the slowing growth in the national economy, continued spending restraint in governmental, and restructuring in the manufacturing, health care, social service, and banking sectors.

            There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

            State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-

97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-2000 General Fund budget gap of approximately $1.7 billion. The Division of the Budget ("DOB") projects budget gaps of $1.11 billion in 2000-01 and $2.08 billion in 2001-02. These estimates assume that the Legislature will enact the 1999-2000 Executive Budget and accompanying legislation in its entirety. The gaps also include $500 million in unspecified annual spending efficiencies, which is comparable to the Governor's Executive Budget assumptions in previous fiscal years. Future Financial Plans are also likely to count on savings from efficiencies, workforce management efforts, aggressive efforts to maximize federal and other non-General Fund resources, and other efforts to control of State spending. Nearly all the actions proposed by the Governor to balance the 1999-2000 Financial Plan recur and grow in value in future years. The DOB projects that, if the projected budget gap for 2000-01 is closed with recurring actions, the 2001-02 budget gap would be reduced to $963 million under current projections.

            Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-2000 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-2000 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

            The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-2000 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-2000 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.

            The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes.

            The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the STAR, expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

            The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

            The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

            The DOB estimates that the 1998-99 Financial Plan includes approximately $64 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales. The DOB projects that the 1999-2000 Financial Plan contains only $33 million in non-recurring resources, or less than one-tenth of one percent of General Fund disbursements. In 1999-2000, the largest one-time resources consist of a $15 million loan repayment from the Long Island Power Authority and $8 million from the anticipated sale of State property at 270 Broadway in New York City. The remaining amounts include various routine transfers to the General Fund.

            Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent. Disbursements from Capital Projects funds in 1999-2000 are estimated at $4.41 billion, or $145 million higher than 1998-99. The proposed spending plan includes: $2.61 billion in disbursements for transportation purposes, including State and local highway and bridge programs; $709 million for environmental activities; $348 million for correctional services; $272 million for SUNY and CUNY; and $271 million for mental hygiene projects.

            The 1999-2000 Financial Plan projects General Fund disbursements and transfers to other funds of $37.10 billion, an increase of $482 million over projected spending for the current year. Grants to local governments constitute approximately 67 percent of all General Fund spending, and include payments to local governments, non-profit providers and individuals. Disbursements in this category are projected to decrease $87 million (0.4 percent) to $24.81 billion in 1999-2000, in part due to a $175 million decline in proposed spending for legislative initiatives.

            The State is projected to close the 1999-2000 fiscal year with a General Fund balance of $2.36 billion. The balance is comprised in $1.79 billion that the Governor is proposing to set aside as a tax reduction reserve, $473 million in the Tax Stabilization Reserve Fund and $100 million in the Contingency Reserve Fund. The entire $226 million balance in the Community Projects Fund is expected to be used in 1999-2000, with $80 million spent to pay for existing projects and the remaining balance of $146 million, against which there are currently no appropriations as a result of the Governor's 1998 vetoes, used to fund other expenditures in 1999-2000.

                  The State currently projects spending to grow by $1.09 billion (2.9 percent) in 2000-01 and an additional $1.8 billion (4.7 percent) in 2001-02. General Fund spending increases at a higher rate in 2001-02 than in 2000-01, driven primarily by higher growth rates for Medicaid, welfare, Children and Families Services, and Mental Retardation, as well as the loss of federal money that offsets General Funds spending.

                  Over the long-term, uncertainties with regard to economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy that the national economy, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected. Finally, a "forecast error" of one percentage point in the estimated growth of receipts could cumulatively raise or lower results by over $1 billion by 2002.

            Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire on April 1, 1999. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

            In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

            On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

            The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of

$1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

            The GAAP projections indicate that the State will have three consecutive years of a GAAP accumulated surplus in the General Fund, eliminating the GAAP deficit of $3.3 billion that existed on March 31, 1995. In 1998-99, the General Fund GAAP Financial Plan projects total revenues of $36.63 billion, total expenditures of $36.07 billion, and net other financing uses of $106 million. In 1999-1000, projections reflect total revenues of $36.14 billion, total expenditures of $36.18 billion and net other financing uses of $466 million. The net impact of the additional 1998-99 cash surplus accounts for most of the change in projected operating results across the two fiscal years. At the end of 1999-2000, the accumulated General Fund GAAP surplus is projected to be $512 million.

            The State now projects a 1998-1999 closing balance of $799 million in the General Fund, a decrease of $899 million from the Mid-Year Update. The decline reflects the payment of the $1.04 billion undesignated reserve identified in October plus additional surplus monies projected in the January Update into the tax refund reserve. The projected closing balance of $799 million in the 1998-1999 General Fund is comprised of $473 million in the Tax Stabilization Reserve Fund, following a new $73 million deposit in 1998-99; $100 million in the Contingency Reserve Fund, following a planned $32 million deposit; and the remaining balance of $226 million in the Community Projects Fund.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

            The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

            The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

            The proposed 1998-99 through 2003-04 Capital Program and Financing Plan was released with the Executive Budget on January 27, 1999. The recommended five-year Capital Program and Financing Plan reflects debt reduction initiatives that would reduce future State-supported debt issuances by significantly increasing the share of the Plan financed with pay-as-you-go resources. Compared to the last year of the July 1998 update to the Plan, outstanding State-supported debt would be reduced by $4.7 billion (from $41.9 billion to $37.2 billion).

            As described therein, efforts to reduce debt, unanticipated delays in the advancement of certain projects and revisions to estimated proceeds needs will modestly reduce projected borrowings in 1998-99. The State's 1998-99 borrowing plan now projects issuances of $331 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State has issued $179 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $83 million will be used to finance agency equipment acquisitions, and $96 million to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million for information technology related to welfare reform, originally anticipated to be issued during the 1998-99 fiscal year, is now expected to be delayed until 1999-2000.

            In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

            On January 13, 1992, Standard & Poor's Ratings Services ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, Standard & Poor's affirmed its A rating on the State's outstanding bonds.

            On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

            The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget (the "Plan"), was initially released on July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

            Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

            As a part of the Plan, changes were proposed to the State's borrowing plan, including: the delay in the issuance of certificates of participation to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

            New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (5) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (6) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (7) a challenge to the Governor's application of his constitutional line item veto authority; and (8) a challenge to the enactment of the Clean Water/Clean Air Bond Act of 1996.

            Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

            The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1998-99 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

            Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

            Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

            In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's.

            On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, Standard & Poor's assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, Standard & Poor's assigned it's A- rating to Series 1999H of New York City general obligation bonds and affirmed the A-rating on various previously issued New York City bonds.

            Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable.

            On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A.

            New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

            Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

            On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

            The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

            In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

            The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

            Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the 1999 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

            The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

            Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

            The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

            The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

            Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

            Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

            On June 30, 1998, the City of Yonkers satisfied the statutory conditions for ending the supervision of its finances by a State-ordered control board. Pursuant to State law, the control board's powers over City finances lapsed six months after the satisfaction of these conditions, on December 31, 1998.

            Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

            The 1998-99 budget includes $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

            Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

            From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Year 2000 Compliance. The State is currently addressing Year 2000 ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Year 2000 issue not only affects computer programs, but also the hardware, software and networks they operate on. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

            The Office for Technology is monitoring compliance progress for the State's mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. As of December 1998, the State had completed 93 percent of overall compliance effort for its mission-critical systems; 18 systems are now Years 2000 compliant and the remaining systems are on schedule to be compliant by the first quarter of 1999. As of December 1998, the State has completed 70 percent of overall compliance effort on the high-priority systems; 168 systems are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the second quarter of 1999. Compliance testing is expected to be completed by the end of calendar 1999.

            While New York State is taking what is believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.

Standby Commitments

      In order to enhance the liquidity, stability or quality of municipal obligations, the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Premium Fund, FS Money Market Fund, FS Tax-Free Fund and FS Municipal Fund each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment," depending on its characteristics. The aggregate price which a Series pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

      Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Series. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Series.

      Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which ILA Tax-Exempt Diversified Portfolio and ILA Tax-Exempt California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. (Such rulings do not, however, serve as precedent for other taxpayers, are applicable only to the taxpayer requesting the ruling and have, on occasion, been reversed by the Internal Revenue Service.) The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its unitholders. There is no assurance that standby commitments will be available to a Series nor has any Series assumed that such commitments will continue to be available under all market conditions.

Borrowings and Reverse Repurchase Agreements. A Series can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by a series subject to the Series' agreements to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Series decline in value while these transactions are outstanding, the Series' market value will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Series (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Series will decline below the price of the Series is obligated to pay to repurchase the securities, and that the securities may not be returned to the Series.

Non-Diversified Status

      Since the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are "non-diversified" under the Act, each is subject only to applicable tax requirements. Under federal tax laws, the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio may, with respect to 50% of their total assets, invest up to 25% of their total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of each Series' total assets, (1) the Series may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Series may acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Internal Revenue Code of 1986, as amended (the "Code").

                             INVESTMENT LIMITATIONS

      The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed with respect to any Series without the approval of the majority of outstanding voting securities of that Series. The investment objective of each Series and all other investment policies or practices of the Series, except as stated in this paragraph, are considered by the Trust not to be fundamental and accordingly may be changed without unitholder approval. As a matter of fundamental policy, at least 80% of the net assets of each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund will ordinarily be invested in municipal obligations, the interest from which is in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 65% of the total assets of each of the ILA Tax-Exempt California Portfolio and ILA Tax- Exempt New York Portfolio will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances. Each of these five Series may temporarily invest in taxable money market instruments or, in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolio, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture.

      As defined in the Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, "a majority of the outstanding voting securities" of a Series means the lesser of (1) 67% of the units of that Series present at a meeting if the holders of more than 50% of the outstanding units of that Series are present in person or by proxy, or (2) more than 50% of the outstanding units of that Series. Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Series, with the exception of borrowings permitted by Investment Restriction (3).

      Accordingly, the Trust may not, on behalf of any Series (except for FS Government Fund):

            (1) Make any investment inconsistent with the Series' classification as a diversified company under the Act. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

            (2) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Series (other than the FS Money Market Fund and FS Premium Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. Each of FS Money Market Fund and FS Premium Fund may concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, each of FS Money Market Fund and FS Premium Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry, the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

            (3) Borrow money, except that (a) the Series may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed),
      (b) the Series may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Series may purchase securities on margin to the extent permitted by applicable law.

            (4) Make loans, except (a) through the purchase of debt obligations in accordance with each Series' investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, (c) with respect to the Financial Square Funds, loans of securities as permitted by applicable law, and (d) with respect to the ILA Portfolios, loans of securities.

            (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Series may be deemed to be an underwriting.

            (6) Purchase, hold or deal in real estate, although the Series may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Series as a result of the ownership of securities.

            (7) Invest in commodities or commodity contracts, except that the Series may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

            (8) Issue senior securities to the extent such issuance would violate applicable law.

      FS Government Fund may not:

            (1) With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Series in the securities of any one issuer, except U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

            (2) With respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Series would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

            (3) Borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Series is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Series' assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending.

            (4) Mortgage, pledge or hypothecate its assets except to secure permitted borrowings.

            (5) Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Series' investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

            (6) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Series reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Investment Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

            (7) Issue senior securities, except as appropriate to evidence indebtedness that a Series is permitted to incur and except for shares of existing or additional series of the Trust.

            (8) Purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Series as a result of the ownership of securities.

            (9) Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and entry into repurchase agreements in accordance with such Series' investment objective and policies may be deemed to be loans.

            (10) Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Series may acquire puts in connection with the acquisition of a debt instrument).

            (11) Invest in other companies for the purpose of exercising control or management.

      Each Series may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Series.

      As money market funds, the Series must also comply, as a non-fundamental policy, with Rule 2a-7 under the Act. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in a Series' portfolio may not exceed 397 days and a Portfolio's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Series, other than the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FST Tax-Free Fund and FS Municipal Fund (the "Tax-Exempt Series"), as a matter of non-fundamental policy, only invests in First Tier securities. Portfolio diversification. The ILA Prime Obligations, ILA Government, ILA Treasury Obligations, ILA Money Market, ILA Federal, ILA Treasury Instruments and ILA Tax-Exempt Diversified Portfolios, FS Prime Obligations, FS Premium, FS Government, FS Treasury Obligations, FS Money Market, FS Federal, FS Treasury Instruments, FS Tax-Free and FS Municipal Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Series may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. ILA Tax-Exempt New York and ILA Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such Series may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier securities. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Series, no more than 10% of the Series' total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. In the case of the Tax-Exempt Series (which are the only Series that are permitted to invest in Second Tier securities), subject to certain exceptions immediately after the acquisition of a demand feature or guarantee that is a Second Tier security, no more than 5% of the Tax-Exempt Series' total assets may be invested in securities or demand features or guarantees issued by the institution that issued the demand feature or guarantee. The Tax-Exempt Series' investment in Second Tier securities that are conduit securities (which, generally, are municipal securities involving an agreement or arrangement providing for payment by a person other than the issuer of the municipal security) that are not U.S. Government Securities or securities with a guarantee by a non-controlled person, may not exceed 1% of the Series' total assets. Also, the Tax-Exempt Series' investment in Second Tier conduit securities of all issuers combined may not exceed 5% of the Series' total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO are "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier Securities are "Second Tier Securities." Unrated securities may also be First Tier or Second Tier securities if they are of comparable quality as determined by the Investment Adviser. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include S&P, Moody's, Duff and Phelps, Inc., Fitch IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

      "Value" for the purposes of all investment restrictions means the value used in determining a Series' net asset value. "U.S. Government Securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

      In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies with respect to the Financial Square Funds which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Series:

      (a) Invest in companies for the purpose of exercising control or management.

      (b) Invest more than 10% of a Series' net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

      (c) Purchase additional securities if the Series' borrowings exceed 5% of its net assets.

      (d)   Make short sales of securities, except short sales against the box.

                              TRUSTEES AND OFFICERS

      The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Series daily business operations.

      Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                Positions              Principal Occupation(s)
And Address              With Trust             During Past 5 Years
-----------              ----------             -------------------

Ashok N. Bakhru, 57      Chairman               Chairman of the Board and
P.O. Box 143             & Trustee              Trustee - Goldman Sachs Variable
Lima, PA  19037                                 Insurance Trust (registered
                                                investment company) (since
                                                October 1997); President, ABN
                                                Associates (July 1994 to March
                                                1996 and November 1998 to
                                                present); Executive Vice
                                                President - Finance and
                                                Administration and Chief
                                                Financial Officer, Coty Inc.
                                                (Manufacturer of Fragrances and
                                                Cosmetics) (April 1996-November
                                                1998); Senior Vice President of
                                                Scott Paper Company (until June
                                                1994); Director of Arkwright
                                                Mutual Insurance Company
                                                (1994-present); Trustee of
                                                International House of
                                                Philadelphia (1989-present);
                                                Member of Cornell University
                                                Council (1992-present); Trustee
                                                of the Walnut Street Theater
                                                (1992-present); Director,
                                                Private

Name, Age                Positions              Principal Occupation(s)
And Address              With Trust             During Past 5 Years
-----------              ----------             -------------------

                                                Equity Investors - III (since
                                                November 1998) Trustee, Citizens
                                                Scholarship Foundation of
                                                America (since 1998).

*David B. Ford, 53       Trustee                Trustee - Goldman Sachs Variable
One New York Plaza                              Insurance Trust (registered
New York, NY 10004                              investment company) (since
                                                October 1997); Director,
                                                Commodities Corp. LLC (futures
                                                and commodities traders) (since
                                                April 1997); Managing Director,
                                                J. Aron & Company (commodity
                                                dealer and risk management
                                                adviser) (since November 1996);
                                                Managing Director, Goldman Sachs
                                                & Co. Investment Banking
                                                Division (since November 1996);
                                                Chief Executive Officer and
                                                Director, CIN Management
                                                (investment adviser) (since
                                                August 1996); Chief Executive
                                                Officer & Managing Director and
                                                Director, Goldman Sachs Asset
                                                Management International (since
                                                November 1995 and December 1994,
                                                respectively); Co-Head, Goldman
                                                Sachs Asset Management Division
                                                (since November 1995); Co-Head
                                                and Director, Goldman Sachs
                                                Funds Management Inc. (since
                                                November 1995 and December 1994,
                                                respectively); Chairman and
                                                Director, Goldman Sachs Asset
                                                Management Japan Limited (since
                                                November 1994).

*Douglas C. Grip, 37     Trustee &              Trustee and President - Goldman
One New York Plaza       President              Sachs Variable Insurance Trust
New York, NY  10004                             (registered investment company)
                                                (since October 1997); Managing
                                                Director, Goldman Sachs Asset
                                                Management Division (since
                                                November 1997); President,
                                                Goldman Sachs Fund Group (since
                                                April 1996); and President, MFS
                                                Retirement Services Inc., of
                                                Massachusetts Financial Services
                                                (prior thereto).

Name, Age                Positions              Principal Occupation(s)
And Address              With Trust             During Past 5 Years
-----------              ----------             -------------------

*John P. McNulty, 46     Trustee                Trustee - Goldman Sachs Variable
One New York Plaza                              Insurance Trust (registered
New York, NY  10004                             investment company) (since
                                                October 1997); Managing
                                                Director, Goldman Sachs (since
                                                November 1996); General Partner,
                                                J. Aron & Company (since
                                                November 1995); Director and
                                                Co-Head, Goldman Sachs Funds
                                                Management Inc. (since November
                                                1995); Director, Goldman Sachs
                                                Asset Management International
                                                (since January 1996); Co-Head,
                                                GSAM (November 1995 to present);
                                                Director, Global Capital
                                                Reinsurance (insurance) (since
                                                1989); Director, Commodities
                                                Corp. LLC (since April 1997);
                                                Limited Partner of Goldman,
                                                Sachs & Co. (1994-November 1995)
                                                and Trustee, Trust for Credit
                                                Unions (registered investment
                                                company) (since January 1996).

Mary P. McPherson, 63    Trustee                Trustee - Goldman Sachs Variable
The Andrew W. Mellon                            Insurance Trust (registered
  Foundation                                    investment company) (since
140 East 62nd Street                            October 1997); Vice President
New York, NY  10021                             and Senior Program Officer, The
                                                Andrew W. Mellon Foundation
                                                (provider of grants for
                                                conservation, environmental and
                                                educational purposes) (since
                                                October 1997); President of Bryn
                                                Mawr College (1978-1997);
                                                Director, Smith College (since
                                                1998); Director, Josiah Macy,
                                                Jr. Foundation (health education
                                                programs) (since 1977); Director
                                                of the Philadelphia
                                                Contributionship (insurance)
                                                (since 1985); Director, Amherst
                                                College (1986-1998); Director,
                                                Dayton Hudson Corporation
                                                (general merchandising
                                                retailing) (1988-1997); Director
                                                of The Spencer Foundation
                                                (educational research) (since
                                                1993); and member of PNC
                                                Advisory Board (banking) (since
                                                1993).

Name, Age                Positions              Principal Occupation(s)
And Address              With Trust             During Past 5 Years
-----------              ----------             -------------------

*Alan A. Shuch, 49       Trustee                Trustee - Goldman Sachs Variable
One New York Plaza                              Insurance Trust (registered
New York, NY 10004                              investment company) (since
                                                October 1997); Limited Partner,
                                                Goldman, Sachs (since December
                                                1994); Consultant to GSAM (since
                                                December 1994); Director, Chief
                                                Operating Officer and Vice
                                                President of Goldman Sachs Funds
                                                Management Inc. (from November
                                                1993-November 1994); Chairman,
                                                and Director, Goldman Sachs
                                                Asset Management - Japan Limited
                                                (November 1993-November 1994);
                                                Director, Goldman Sachs Asset
                                                Management International
                                                (November 1993-November 1994);
                                                General Partner, Goldman, Sachs
                                                & Co. Investment Banking
                                                Division (December 1986-November
                                                1994).

Jackson W. Smart, Jr. 68 Trustee                Trustee - Goldman Sachs Variable
One Northfield Plaza                            Insurance Trust (registered
Suite 218                                       investment company) (since
Northfield, IL 60093                            October 1997); Chairman,
                                                Executive Committee and
                                                Director, First Commonwealth,
                                                Inc. (a managed dental care
                                                company) (since January 1996);
                                                Chairman and Chief Executive
                                                Officer, MSP Communications Inc.
                                                (a company engaged in radio
                                                broadcasting) (October
                                                1988-December 1997); Director,
                                                Federal Express Corporation
                                                (NYSE) (since 1976); Director,
                                                Evanston Hospital Corporation
                                                (since 1980).

William H. Springer, 69  Trustee                Trustee - Goldman Sachs Variable
701 Morningside Drive                           Insurance Trust (registered
Lake Forest, IL 60045                           investment company) (since
                                                October 1997); Director, The
                                                Walgreen Co. (a retail drug
                                                store business) (since April
                                                1988); Director of Baker,
                                                Fentress & Co. (a closed-end,
                                                non-diversified management

Name, Age                Positions              Principal Occupation(s)
And Address              With Trust             During Past 5 Years
-----------              ----------             -------------------

                                                investment company) (April 1992
                                                to present); and Chairman and
                                                Trustee, Northern Institutional
                                                Funds (since April 1984).

Richard P. Strubel, 59   Trustee                Trustee - Goldman Sachs Variable
737 N. Michigan Ave.                            Insurance Trust (registered
Suite 1405                                      investment company) (since
Chicago, IL 60611                               October 1997); Director, Gildan
                                                Activewear Inc. (since February
                                                1999); Director of Kaynar
                                                Technologies, Inc. (since March
                                                1997); Managing Director, Tandem
                                                Partners, Inc. (since 1990);
                                                President and Chief Executive
                                                Officer, Microdot, Inc. (a
                                                diversified manufacturer of
                                                fastening systems and
                                                connectors) (January 1984 to
                                                October 1994); and Trustee,
                                                Northern Institutional Funds
                                                (since December 1982).

*Nancy L. Mucker, 49     Vice President          Vice President - Goldman Sachs
4900 Sears Tower                                 Variable Insurance Trust
Chicago, IL  60606                               (registered investment company)
                                                 (since 1997); Vice President,
                                                 Goldman Sachs (since April
                                                 1985); Co-Manager of
                                                 Shareholder Servicing of
                                                 Goldman Sachs Asset Management
                                                 (since November 1989).

*John M. Perlowski, 34   Treasurer              Treasurer - Goldman Sachs
One New York Plaza                              Variable Insurance Trust
New York, NY  10004                             (registered investment company)
                                                (since 1997); Vice President,
                                                Goldman Sachs (since July 1995);
                                                Banking Director, Investors Bank
                                                and Trust (November 1993 to July
                                                1995).

*James A. Fitzpatrick, 39 Vice President        Vice President - Goldman Sachs
4900 Sears Tower                                Variable Insurance Trust
Chicago, IL  60606                              (registered investment company)
                                                (since October 1997); Vice
                                                President, Goldman Sachs (since
                                                1998); Vice President of GSAM
                                                (since April 1997); and Vice
                                                President and General Manager,
                                                First Data

Name, Age                Positions              Principal Occupation(s)
And Address              With Trust             During Past 5 Years
-----------              ----------             -------------------

                                                Corporation - Investor Services
                                                Group (1994 to 1997).

*Jesse Cole, 35          Vice President         Vice President - Goldman Sachs
4900 Sears Tower                                Variable Insurance Trust
Chicago, IL  60606                              (registered investment company)
                                                (since 1998); Vice President,
                                                GSAM (June 1998 to Present);
                                                Vice President, AIM Management
                                                Group, Inc. (investment advisor)
                                                (April 1996-June 1998); and
                                                Assistant Vice President, The
                                                Northern Trust Company (June
                                                1987-April 1996).

*Philip V. Giuca, Jr., 37 Assistant Treasurer   Assistant Treasurer - Goldman
One New York Plaza                              Sachs Variable Insurance Trust
New York, NY  10004                             (registered investment company)
                                                (since 1997); Vice President,
                                                Goldman Sachs
                                                (May 1992-Present).

*Dee Moran, 33           Assistant Treasurer    Assistant Treasurer - Goldman
One New York Plaza                              Sachs Variable Insurance Trust
New York, NY  10004                             (registered investment company)
                                                (since 1999); Vice President,
                                                Mutual Fund Administration,
                                                GSAM (since 1995).

*Adrien Deberghes, 31    Assistant Treasurer    Assistant Treasurer - Goldman
One New York Plaza                              Sachs Variable Insurance Trust
New York, NY  10004                             (registered investment company)
                                                (since 1999); Vice President,
                                                Mutual Fund Administration,
                                                GSAM (since 1998); Senior
                                                Associate, GSAM (1997-1998).

*Anne Marcel, 40         Vice President         Vice President - Goldman Sachs
4900 Sears Tower                                Variable Insurance Trust
Chicago, IL  60606                              (registered investment company)
                                                (since 1998); Vice President,
                                                GSAM (June 1998-Present); Vice
                                                President, Stein Roe & Farnham,
                                                Inc. (October 1992-June 1998).

*Michael J. Richman, 38  Secretary              Secretary - Goldman Sachs
85 Broad Street                                 Variable Insurance Trust
New York, NY  10004                             (registered investment company)
                                                (since 1997); General Counsel of
                                                the Funds Group of GSAM (since
                                                December 1997); Associate
                                                General Counsel of GSAM
                                                (February 1994 to December
                                                1997); Counsel to the Funds
                                                Group, GSAM (June 1992 to
                                                December 1997) Associate General
                                                Counsel, Goldman Sachs (since
                                                December 1998); Vice President
                                                of Goldman Sachs (since June
                                                1992); and Assistant General
                                                Counsel of Goldman Sachs (June
                                                1992 to December 1998).

Name, Age                Positions              Principal Occupation(s)
And Address              With Trust             During Past 5 Years
-----------              ----------             -------------------

*Howard B. Surloff, 33   Assistant Secretary    Assistant Secretary - Goldman
85 Broad Street                                 Sachs Variable Insurance Trust
New York, NY 10004                              (registered investment company)
                                                (since 1997); Assistant General
                                                Counsel, GSAM and Associate
                                                General Counsel to the Funds
                                                Group (since December 1997);
                                                Assistant General Counsel and
                                                Vice President, Goldman Sachs
                                                (since November 1993 and May
                                                1994, respectively ); Counsel to
                                                the Funds Group, GSAM (since
                                                November 1993); Associate of
                                                Shereff Friedman, Hoffman &
                                                Goodman (October 1990 to
                                                November 1993).

*Valerie A. Zondorak, 33 Assistant Secretary    Assistant Secretary - Goldman
85 Broad Street                                 Sachs Variable Insurance Trust
New York, NY 10004                              (registered investment company)
                                                (since 1997); Assistant General
                                                Counsel, GSAM and Assistant
                                                General Counsel to the Funds
                                                Group (since December 1997);
                                                Vice President and Counsel,
                                                Goldman Sachs (since March
                                                1997); Assistant General
                                                Counsel, Goldman Sachs (since
                                                December 1997); Counsel to the
                                                Funds Group, GSAM (March
                                                1997-December 1997); and
                                                Associate of Shereff, Friedman,
                                                Hoffman & Goodman (September
                                                1990 to February 1997).

Name, Age                Positions              Principal Occupation(s)
And Address              With Trust             During Past 5 Years
-----------              ----------             -------------------

*Deborah Farrell, 27     Assistant Secretary    Assistant Secretary - Goldman
85 Broad Street                                 Sachs Variable Insurance Trust
New York, NY 10004                              (registered investment company)
                                                (since 1997); Legal Products
                                                Analyst, Goldman Sachs (since
                                                December 1998); Legal Assistant,
                                                Goldman Sachs (January 1996 to
                                                December 1998); Assistant
                                                Secretary to the Funds Group
                                                (1996 to Present); Executive
                                                Secretary, Goldman Sachs
                                                (January 1994 to January 1996);
                                                and Legal Secretary, Cleary
                                                Gottlieb, Steen and Hamilton
                                                (September 1990 to January
                                                1994).

*Kaysie P. Uniacke, 38   Assistant Secretary    Assistant Secretary - Goldman
One New York Plaza                              Sachs Variable Insurance Trust
New York, NY  10004                             (registered investment company)
                                                (since 1997); Managing Director,
                                                GSAM (since 1997); Vice
                                                President and Senior Portfolio
                                                Manager, GSAM (since 1988 to
                                                1997).

*Elizabeth D. Anderson, 29 Assistant Secretary  Assistant Secretary - Goldman
One New York Plaza                              Sachs Variable Insurance Trust
New York, NY 10004                              (registered investment company)
                                                (since 1997); Portfolio Manager,
                                                GSAM (since April 1996); Junior
                                                Portfolio Manager, GSAM (1995 to
                                                April 1996); Funds Trading
                                                Assistant, GSAM (1993-1995);
                                                Compliance Analyst, Prudential
                                                Insurance (1991-1993).

*Amy E. Belanger, 29      Assistant Secretary   Assistant Secretary - Goldman
85 Broad Street                                 Sachs Variable Insurance Trust
New York, NY  10004                             (registered investment company)
                                                (since 1999); Counsel, Goldman
                                                Sachs (since 1998); Associate,
                                                Dechert Price & Rhoads
                                                (September 1996-1998).

      Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the Investment Adviser and/or distributor. As of February 11, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding units of beneficial interest of each of the Series.

      The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

      The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1998:

                                                 Pension or                Total
                                                 Retirement             Compensation
                                                  Benefits              from Goldman
                            Aggregate            Accrued as         Sachs Trust and the
                           Compensation            Part of          Goldman Sachs Funds
                             from the              Series'         complex (including the
Name of Trustee              Series/2/            Expenses                Series)/3/
---------------              ---------            --------                ----------
Ashok N. Bakhru/1/           $49,138                 $0                   $117,065
David B. Ford                   0                    $0                      0
Douglas C. Grip                 0                    $0                      0
John P. McNulty                 0                    $0                      0
Mary P. McPherson             39,400                 $0                    90,875
Alan A. Shuch                   0                    $0                      0
Jackson W. Smart, Jr.         37,400                 $0                    84,875
William H. Springer           37,400                 $0                    84,875
Richard P. Strubel            37,400                 $0                    84,875

================================================================================

/1/     Includes compensation as Chairman of the Board of Trustees.

/2/ Reflects amount paid by the Series during the fiscal year ended December 31, 1998.

/3/ The Goldman Sachs Funds Complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 45 mutual funds, including the 17 series, on December 31, 1998. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds on December 31, 1998.

             THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT

The Investment Adviser

      GSAM, a separate operating division of Goldman Sachs, acts as the Investment Adviser to the Series. Under the Management Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Series, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Series, acts as Investment Adviser and directs the investments of the Series. In addition, GSAM administers the Series' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical, recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly, at an annual rate of .35% and .205% of each ILA Portfolio's and Financial Square Fund's average daily net assets, respectively. GSAM has agreed to reduce or otherwise limit the operating expenses of the respective Series, excluding taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses, on an annualized basis, as described in the Series Prospectus. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Series' estimated annualized expense ratio and the expense limit for that Series. This amount will be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed to waive a portion of its management fee for the ILA Money Market Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, ILA Tax-Exempt Diversified Portfolio and ILA Tax-Exempt New York Portfolio and for each Financial Square Fund during the fiscal year ended December 31, 1998. Goldman Sachs has agreed to permit the Financial Square Funds and the ILA Portfolios to use the name "Goldman Sachs" or a derivative thereof as part of each Financial Square Fund's name for as long as the Management Agreement is in effect.

      Goldman Sachs has authorized any of its directors, partners, officers and employees who have been elected or appointed to the position of Trustee or officer of the Trust to serve in the capacities in which they have been elected and appointed.

      The Trust, on behalf of each Series, is responsible for all expenses other than those expressly borne by GSAM under the Series' Management Agreement. The expenses borne by units of each Series include, without limitation, the fees payable to GSAM, the fees and expenses under the Trust's distribution, administration and service plans, the fees and expenses of the Series' custodian, fees and expenses of the Series' transfer agent, filing fees for the registration or qualification of units under federal or state securities laws, expenses of the organization of the Series, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Series for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Series), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to unitholders and regulatory authorities, its proportionate share of the compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Series.

      The Management Agreement entered into on behalf of the ILA Portfolios (the "ILA Management Agreement") was most recently approved by the Board of Trustees, including the "non-interested" Trustees, on April 27, 1999 and by the unitholders of each ILA Portfolio (other than the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios) on April 19, 1990 and by the unitholders of the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios on June 3, 1991. The ILA Management Agreement will remain in effect until June 30, 2000 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular ILA Portfolio, as defined in the Act, and, in either case, by a majority of "non-interested" Trustees.

      For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of the management fee incurred by each ILA Portfolio was as follows:

----------------------------------------------------------------------------------------------------
               ILA Portfolio                       1998               1997               1996
               -------------                       ----               ----               ----
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prime Obligations Portfolio                     $3,665,907         $4,412,869         $5,185,990
----------------------------------------------------------------------------------------------------
Money Market Portfolio                           5,096,528          3,744,112          2,955,074
----------------------------------------------------------------------------------------------------
Treasury Obligations Portfolio                   2,662,028          2,682,436          3,157,511
----------------------------------------------------------------------------------------------------
Treasury Instruments Portfolio                   1,719,014          1,250,151          1,555,342
----------------------------------------------------------------------------------------------------
Government Portfolio                             1,703,454          2,258,653          2,509,206
----------------------------------------------------------------------------------------------------
Federal Portfolio                                7,835,799          5,630,323          5,426,430
----------------------------------------------------------------------------------------------------
Tax-Exempt Diversified Portfolio                 4,968,471          4,244,463          3,850,742
----------------------------------------------------------------------------------------------------
Tax-Exempt California Portfolio                  2,294,224          1,803,245          1,410,751
----------------------------------------------------------------------------------------------------
Tax-Exempt New York Portfolio                      412,164            300,711            266,835
----------------------------------------------------------------------------------------------------

      GSAM agreed not to impose a portion of its advisory fees for the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 with respect to the ILA Money Market, ILA Treasury Instruments, ILA Federal, ILA Tax-Exempt Diversified and ILA Tax-Exempt New York Portfolios. Had such fees been imposed, the following additional fees would have been incurred for the periods indicated:

----------------------------------------------------------------------------------------------------
               ILA Portfolio                       1998               1997               1996
               -------------                       ----               ----               ----
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Money Market Portfolio                            $224,681         $  525,057         $  492,512
----------------------------------------------------------------------------------------------------
Treasury Instruments Portfolio                     781,082          1,551,858          2,073,789
----------------------------------------------------------------------------------------------------
Federal Portfolio                                1,942,882          3,925,458          4,069,823
----------------------------------------------------------------------------------------------------
Tax-Exempt Diversified Portfolio                 1,016,544          1,543,881          1,540,297
----------------------------------------------------------------------------------------------------
Tax-Exempt New York Portfolio                       67,141             93,920             92,366
----------------------------------------------------------------------------------------------------

      In addition, GSAM assumed certain expenses related to the operations of each ILA Portfolio during various periods of 1998, 1997 and 1996 to the extent such expenses would have caused each ILA Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:

----------------------------------------------------------------------------------------------------
               ILA Portfolio                       1998               1997               1996
               -------------                       ----               ----               ----
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prime Obligations Portfolio                        $46,293           $160,669           $234,432
----------------------------------------------------------------------------------------------------
Money Market Portfolio                             297,382             67,224            243,590
----------------------------------------------------------------------------------------------------
Treasury Obligations Portfolio                      87,462              6,756            212,886
----------------------------------------------------------------------------------------------------
Treasury Instruments Portfolio                     159,394             80,196            220,794
----------------------------------------------------------------------------------------------------
Government Portfolio                               114,600             30,990            231,536
----------------------------------------------------------------------------------------------------
Federal Portfolio                                  234,644             44,904            452,463
----------------------------------------------------------------------------------------------------
Tax-Exempt Diversified Portfolio                         0              1,052             24,367
----------------------------------------------------------------------------------------------------
Tax-Exempt California Portfolio                          0             21,406             22,092
----------------------------------------------------------------------------------------------------
Tax-Exempt New York Portfolio                      141,226             25,375             16,029
----------------------------------------------------------------------------------------------------

      The FS Management Agreement entered into on behalf of the Financial Square Funds was most recently approved by the Trustees, including the "non-interested" Trustees, on April 27, 1999. The Financial Square Funds' shareholders approved the FS Management Agreement on April 21, 1997. The FS Management Agreement will remain in effect until June 30, 2000 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Financial Square Fund (as defined in the Act) and, in either case, by a majority of "non-interested" Trustees.

      Prior to May 1, 1997, the Financial Square Funds then in operation had separate investment advisory and administration agreements. Effective May 1, 1997 the services under such agreements were combined in the Management Agreement (the "FS Management Agreement"). The services required to be performed for the Financial Square Funds and the combined advisory and administration fees payable by the Financial Square Funds under the former advisory and administration agreements are identical to the services and fees under the FS Management Agreement. For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amounts of the management fee (including both advisory and administration fees) incurred by each Financial Square Fund (other than the FS Municipal Fund, which had not yet commenced operations) were as follows:

                                             1998           1997         1996
                                             ----           ----         ----
          Financial Square Fund
          ---------------------

    FS Prime Obligations Fund            $9,711,034      $8,706,734   $8,504,328
    FS Money Market Fund                 10,320,883       8,298,316    5,131,644
    FS Treasury Obligations Fund          7,933,124       5,329,826    4,121,944
    FS Government Fund                    4,643,079       3,562,882    2,179,655
    FS Tax-Free Fund                      2,406,049       1,405,152      930,176
    FS Premium Money Market Fund/(1)/       619,192          50,146          N/A
    FS Treasury Instruments Fund/(1)/       733,510         383,414          N/A
    FS Federal Fund/(1)/                  4,301,134       1,623,443          N/A

----------

/(1)/ FS Premium Money Market Fund, FS Treasury Instruments Fund and FS Federal
      Fund commenced operations on August 1, 1997, March 3, 1997 and February 28, 1997, respectively.

      During the periods presented, GSAM agreed voluntarily that it would not impose a portion of its management fee. Had such fees been imposed, the following additional fees (including both advisory and administration fees) would have been incurred by these Series for the periods indicated:

                                            1998           1997          1996
                                            ----           ----          ----
         Financial Square Fund
         ---------------------

   FS Prime Obligations Fund            $1,999,543      $1,792,563   $1,750,891
   FS Money Market Fund                  2,124,889       1,708,477    1,142,133
   FS Treasury Obligations Fund          1,633,292       1,097,197      848,635
   FS Government Fund                      955,928         733,442      448,753
   FS Tax-Free Money Market Fund           494,669         289,296      219,242
   FS Premium Money Market Fund/(1)/       224,125         104,092          N/A
   FS Treasury Instruments Fund/(1)/       151,018          80,267          N/A
   FS Federal Fund/(1)/                    885,516         344,281          N/A

----------

/(1)/ FS Premium Money Market Fund, FS Treasury Instruments Fund and FS Federal
      Fund commenced operations on August 1, 1997, March 3, 1997 and February 28, 1997, respectively.

      In addition, GSAM assumed certain expenses related to the operations of each Financial Square Fund during various periods of 1998, 1997 and 1996 to the extent such expenses would have caused each Fund's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Series would have incurred the following additional expenses:

                                             1998           1997          1996
                                             ----           ----          ----
          Financial Square Fund
          ---------------------

    FS Prime Obligations Fund              $957,241        $718,967     $637,605
    FS Money Market Fund                    412,192         791,686      456,796
    FS Treasury Obligations Fund            694,383         574,345      551,885
    FS Government Fund                      319,735         512,637      352,113
    FS Tax-Free Money Market Fund           183,532         166,670       83,097
    FS Premium Money Market Fund(1)         310,832         164,216          N/A
    FS Treasury Instruments Fund(1)         298,407         162,710          N/A
    FS Federal Fund(1)                      384,419         567,341          N/A

----------

(1) FS Premium Money Market Fund, FS Treasury Instruments Fund and FS Federal Fund commenced operations on August 1, 1997, March 3, 1997 and February 28, 1997, respectively.

      The ILA Management and FS Management Agreements provide that GSAM shall not be liable to an ILA Portfolio or Financial Square Fund for any error of judgment by GSAM or for any loss sustained by the ILA Portfolio or Financial Square Fund except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The ILA Management and FS Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated with respect to any particular ILA Portfolio or Financial Square Fund without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that ILA Portfolio or Financial Square Fund on

60 days' written notice to GSAM or by GSAM without penalty at any time on 90 days' (60 days with respect to an Financial Square Fund) written notice to the Trust.

      In managing the Goldman Sachs Money Market Funds, GSAM will draw upon the Goldman Sachs Credit Department. The Credit Department provides credit risk management for our portfolios through a team of 108 professionals who contribute a combination of industry analysis, fund-specific expertise and global capacity (through their local presence in foreign markets). The credit department continuously monitors all issuers approved for investment by the money market funds by monitoring news stories, business developments, financial information and ratings, as well as occasional discussion with issuer management and rating agency analysts. The Credit Department receives rating agency reports and rating change information electronically and via fax as well as reports from Goldman's Research Department. Specifically with regards to managing the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Money Market Fund and FS Municipal Money Market Fund, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

The Distributor and Transfer Agent

      Goldman Sachs acts as principal underwriter and distributor of each Series' units. Units of the Series are offered and sold on a continuous basis by Goldman Sachs, acting as agent. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 27, 1999. Goldman Sachs retained approximately $2,000, $10,530 and $300 of commissions on redemptions of ILA Class B shares during 1998, 1997 and 1996, respectively. Goldman Sachs also serves as the Series' transfer agent. Goldman Sachs provides customary transfer agency services to the Series, including the handling of unitholder communications, the processing of unitholder transactions, the maintenance of unitholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives
 .04% (on an annualized basis) of the average daily net assets with respect to each class of each ILA Portfolio. Goldman Sachs currently imposes no fees under its transfer agency agreement with the Financial Square Funds.

      For the fiscal years ended December 31, 1998, December 31, 1997, and December 31, 1996 the ILA Portfolios incurred transfer agency fees as follows:

                                            1998           1997            1996
                                            ----           ----            ----

   Prime Obligations Portfolio            $438,389        $535,143     $592,685
   Money Market Portfolio                  608,138         487,902      394,010
   Treasury Obligations Portfolio          304,232         306,564      360,858
   Treasury Instruments Portfolio          285,734         320,230      414,758
   Government Portfolio                    194,680         258,132      286,766
   Federal Portfolio                     1,117,564       1,092,179    1,085,286
   Tax-Exempt Diversified Portfolio        684,002         661,525      616,119
   Tax-Exempt California Portfolio         262,197         206,085      161,229
   Tax-Exempt New York Portfolio            54,776          45,100       41,051

      Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. The Goldman Sachs Group, L.P., which controls the Investment Adviser, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc. Goldman Sachs became registered as an Investment Adviser in 1981. As of February 28, 1999, Goldman Sachs, together with its affiliates, acted as Investment Adviser, administrator or distributor for approximately $199 billion in total assets.

      Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Adviser and Goldman Sachs and their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Series or impede their investment activities.

      Goldman Sachs and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Series and/or which engage in transactions in the same types of securities, currencies and instruments as the Series. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Series invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Series invest, which could have an adverse impact on each Series' performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Series' transactions and thus at prices or rates that may be more or less favorable. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Series, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Series.

      From time to time, the Series' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

      In connection with their management of the Series, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Series in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Series. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Series.

      The results of each Series' investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Series. Moreover, it is possible that a Series will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

      An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Series' activities, but will not be involved in the day-to-day management of such Series. In such instances, those individuals may, as a result, obtain information regarding the Series' proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Series invests.

      In addition, certain principals and certain of the employees of the Investment Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Series should be aware.

      The Investment Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Series, and such party may have no incentive to assure that the Series obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Series invest or which may be based on the performance of a Series. The Series may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Series. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Series will deal with Goldman Sachs and its affiliates on an arms-length basis.

      Each Series will be required to establish business relationships with its counterparties based on the Series' own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Series' establishment of its business relationships, nor is it expected that a Series' counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Series' creditworthiness.

      From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Series in order to increase the assets of the Series. Increasing a Series' assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Series' expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Series acquired for its own account. A large redemption of shares of a Series by Goldman Sachs could significantly reduce the asset size of the Series, which might have an adverse effect on a Series' investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Series and other unitholders in deciding whether to redeem its units.

      It is possible that a Series' holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Series' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Series' investment advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Series.

                             PORTFOLIO TRANSACTIONS

      GSAM places the portfolio transactions of the Series and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Series and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Series are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

      Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Series buy, hold or sell. An order has been granted by the SEC under the Act which permits the Series to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Series may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

      Under the Act, the Series are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Series' ability to purchase debt securities in the primary market may from time to time be limited.

      In certain instances there may be securities which are suitable for more than one Series as well as for one or more of the other clients of GSAM. Investment decisions for each Series and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same Investment Adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Series is concerned. Each Series believes that over time its ability to participate in volume transactions will produce better executions for the Series.

During the fiscal year ended December 31, 1998, the Series acquired and sold securities of their regular broker/dealers: Donaldson, Lufkin and Jenrette, Swiss Bank Corp., Salomon Smith Barney, Lehman Brothers, Deutsche Bank, CS First Boston, Barclays Bank, Bear Stearns Companies, Nationsbank and Morgan Stanley Dean Witter.

      As of December 31, 1998, each ILA Portfolio held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): ILA Prime Obligations: Donaldson, Lufkin & Jenrette ($49,599), Salomon Smith Barney ($14,971), Deutsche Bank ($5,633), Nationsbank ($9,109), Morgan Stanley Dean Witter ($43,329); ILA Money Market:
Donaldson, Lufkin & Jenrette ($37,099), Salomon Smith Barney ($34,737), Deutsche Bank ($55,610), C.S. First Boston ($29,941), Nationsbank ($9,109), Morgan Stanley Dean Witter ($39,456); ILA Government Portfolio: Donaldson, Lufkin & Jenrette ($36,232), Nationsbank ($30,000); ILA Treasury Obligations: Donaldson, Lufkin & Jenrette ($111,736), Salomon Smith Barney ($40,000), Lehman Brothers ($40,000), Deutsche Bank ($40,000), C.S. First Boston ($30,000), Barclays Bank ($30,000), Bear Stearns Companies ($40,000), Nationsbank ($40,000), Morgan Stanley Dean Witter ($35,000).

      As of December 31, 1998, each Financial Square Fund held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): Financial Square Prime
Obligations: Donaldson, Lufkin & Jenrette ($152,967), Swiss Bank Corp. ($95,099), Salomon Smith Barney ($178,933), Deutshe Bank ($39,430), Bear Stearns Companies ($50,000), Nationsbank ($88,758), Morgan Stanley Dean Witter ($226,264); Financial Square Money Market: Donaldson, Lufkin & Jenrette ($13,749), Swiss Bank Corp. ($17,102), Salomon Smith Barney ($104,178), Deutsche Bank ($50,000), C.S. First Boston ($179,305), Barclays Bank ($149,944),
Nationsbank ($49,992), Morgan Stanley Dean Witter ($164,132); Financial Square Treasury Obligations: Donaldson, Lufkin & Jenrette ($637,373), Swiss Bank Corp. ($792,822), Salomon Smith Barney ($235,000), Lehman Brothers ($235,000),
Deutsche Bank ($235,000), C.S. First Boston ($235,000), Barclays Bank ($235,000), Bear Stearns Companies ($235,000), Nationsbank ($235,000), Morgan Stanley Dean Witter ($240,000); Financial Square Government: Donaldson, Lufkin & Jenrette ($141,117), Swiss Bank Corp. ($148,341), Deutsche Bank ($11,266), Nationsbank ($218,218), Morgan Stanley Dean Witter ($29,148); Financial Square Premium Money Market Fund: Donaldson, Lufkin & Jenrette ($74,892), Swiss Bank Corp. ($91,358), Salomon Smith Barney ($4,949), Deutsche Bank ($7,815), C.S. First Boston ($10,000), Barclays Bank ($4,998), Nationsbank ($4,554), Morgan Stanley Dean Witter ($17,228).

                                 NET ASSET VALUE

      The net asset value per unit of each Series (except for FS Prime Obligations Fund, FS Government Fund, FS Premium Fund and FS Treasury Obligations Fund) is determined by the Series' custodian as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) (in the case of the FS Prime Obligations Fund, FS Government Fund, FS Premium Fund and FS Treasury Obligations Fund, net asset value is determined normally, but not always, at 5:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

      In the event that the New York Stock Exchange adopts different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Series may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

      Each Series' securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per unit, which the Board of Trustees has determined to be in the best interest of each Series and its unitholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Series would receive if it sold the instrument. During such periods, the yield to an investor in a Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on units of a Series may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Series would be able to obtain a somewhat higher yield if he or she purchased units of the Series on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Series would receive less investment income. The converse would apply in a period of rising interest rates.

      The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Series' price per unit as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Series by the Trustees, at such intervals as they deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per unit based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing unitholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming units in kind; or establishing a net asset value per unit by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per unit at $1.00 the Trustees have the authority (1) to reduce or increase the number of units outstanding on a pro rata basis, and (2) to offset each unitholder's pro rata portion of the deviation between the net asset value per unit and $1.00 from the unitholder's accrued dividend account or from future dividends. Each Series may hold cash for the purpose of stabilizing its net asset value per unit. Holdings of cash, on which no return is earned, would tend to lower the yield on such Series' units.

      In order to continue to use the amortized cost method of valuation for each Series' investments, the Series must comply with Rule 2a-7. See "Investment Restrictions."

      The proceeds received by each Series for each issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Series and constitute the underlying assets of that Series. The underlying assets of each Series will be segregated on the books of account, and will be charged with the liabilities in respect to such Series and with a share of the general liabilities of the Trust. Expenses with respect to the Series are to be allocated in proportion to the net asset values of the respective Series except where allocations of direct expenses can otherwise be fairly made. In addition, within each Series, ILA Units, ILA Administration Units, ILA Service Units, ILA Class B and Class C Units, ILA Cash Management Shares, FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares (if any) will be subject to different expense structures (see "Organization and Capitalization").

                                   REDEMPTIONS

      The Trust may suspend the right of redemption of units of a Series and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the unitholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Series' units.

      The Trust agrees to redeem units of each Series solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one unitholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Series' portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the units being redeemed. If a unitholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

      A FST shareholder of any Financial Square Fund with balances in excess of $100 million may elect to have a special account with State Street for the purpose of redeeming shares from its account in that Series by check. When State Street receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the shareholder by State Street. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

      The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder's account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

      Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or shareholders in general. The Trust and State Street reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Series.

                         CALCULATION OF YIELD QUOTATIONS

      From time to time, each Series may advertise its yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return. Yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return are calculated separately for each class of units of a Series. Each type of unit is subject to different fees and expenses and may have differing yields for the same period.

      Each Series' yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one unit at the beginning of a seven-day period.

      The yield of a Series refers to the income generated by an investment in that Series over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The yield quotation is computed as follows: the net change, exclusive of capital changes and income other than investment income (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one unit at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Series.

      Each Series also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

      Effective Yield = [(base period return + 1)365/7] - 1

      The effective yield will be slightly higher than the yield because of the compounding effect of reinvestment.

      The ILA Treasury Instruments Portfolio, ILA Federal Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund, FS Federal Fund, FS Tax-Free Fund and FS Municipal Fund may also advertise a tax-equivalent yield and tax-equivalent effective yield. Tax-equivalent yield is computed by dividing that portion of a Series' yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt. Tax-equivalent effective yield is computed by dividing that portion of a Series' effective yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of the Series that is not tax-exempt.

      Total return is determined by computing the percentage change in value of $1,000 invested at the maximum public offering price for a specified period, assuming reinvestment of all dividends and distributions at NAV. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Series may furnish total return calculations based on cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

      Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the investment results for a Series are based on historical performance and will fluctuate from time to time. Any presentation of a Series' yield, effective yield, tax-equivalent yield, tax-equivalent effective yield or total return for any prior period should not be considered a representation of what an investment may earn or what a Series' yield, effective yield, tax equivalent yield, tax equivalent effective yield or total return may be in any future period. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Series. The return of a Series may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

      The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each ILA Portfolio with respect to ILA Units, ILA Administration Units, ILA Service Units, ILA Class B Units, ILA Class C Units and Cash Management Shares for the seven-day period ended December 31, 1998 were as follows:

                                                       Effective    Tax-Equivalent   Tax-Equivalent
                                           Yield         Yield          Yield       Effective Yield
                                           -----         -----          -----       ---------------
ILA Prime Obligations Portfolio:
  ILA Units                                4.89%         5.01%           N/A              N/A
  ILA Administration Units                 4.74%         4.85%           N/A              N/A
  ILA Service Units                        4.49%         4.59%           N/A              N/A
  ILA Class B Units                        3.89%         3.97%           N/A              N/A
  ILA Class C Units                        3.89%         3.97%           N/A              N/A
  Cash Management Shares                   4.37%         4.42%           N/A              N/A

ILA Money Market Portfolio:
  ILA Units                                4.85%         4.97%           N/A              N/A
  ILA Administration Units                 4.70%         4.81%           N/A              N/A
  ILA Service Units                        4.45%         4.55%           N/A              N/A
  Cash Management Shares                   4.28%         4.37%           N/A              N/A

ILA Treasury Obligations Portfolio:
  ILA Units                                4.52%         4.62%           N/A              N/A
  ILA Administration Units                 4.37%         4.46%           N/A              N/A
  ILA Service Units                        4.12%         4.21%           N/A              N/A

ILA Treasury Instruments Portfolio:
  ILA Units                                4.14%         4.23%           N/A              N/A
  ILA Administration Units                 3.99%         4.06%           N/A              N/A
  ILA Service Units                        3.74%         3.80%           N/A              N/A

ILA Government Portfolio:
  ILA Units                                4.77%         4.88%           N/A              N/A
  ILA Administration Units                 4.62%         4.72%           N/A              N/A
  ILA Service Units                        4.37%         4.46%           N/A              N/A
  Cash Management Shares                   4.20%         4.29%           N/A              N/A

ILA Federal Portfolio:
  ILA Units                                4.75%         4.86%           N/A              N/A
  ILA Administration Units                 4.60%         4.71%           N/A              N/A
  ILA Service Units                        4.35%         4.45%           N/A              N/A

ILA Tax-Exempt Diversified Portfolio:
  ILA Units                                3.24%         3.29%          5.47%            5.56%
  ILA Administration Units                 3.09%         3.13%          5.22%            5.29%
  ILA Service Units                        2.84%         2.88%          4.80%            4.86%

                                                       Effective    Tax-Equivalent   Tax-Equivalent
                                           Yield         Yield          Yield       Effective Yield
                                           -----         -----          -----       ---------------
  Cash Management Shares                   2.67%         2.70%          4.51%            4.56%

ILA Tax-Exempt California Portfolio*
  ILA Units                                3.10%         3.15%          5.24%            5.32%
  ILA Administration Units                 2.95%         2.99%          4.98%            5.05%
  ILA Service Units**                      2.70%         2.74%          4.56%            4.63%
  Cash Management Shares                   2.53%         2.56%          4.27%            4.32%

ILA Tax-Exempt New York Portfolio***
  ILA Units                                3.20%         3.25%          5.41%            5.49%
  ILA Administration Units                 3.05%         3.10%          5.15%            5.24%
  ILA Service Units**                      2.83%         2.84%          4.78%            4.80%
  Cash Management Shares                   2.63%         2.67%          4.44%            4.51%

----------
* Tax-equivalent yields would be 5.79%, 5.51%, 5.04% and 4.72% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 5.88%, 5.58%, 5.11% and 4.78% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking California State taxes into account.

** Assuming such Units had been outstanding and were subject to maximum service fees.

*** Tax-equivalent yields would be 5.81%, 5.54%, 5.14% and 4.78% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking New York State taxes into account, and 6.11%, 5.82%, 5.40% and 5.02%, respectively, when taking New York City taxes into account. Tax equivalent effective yields would be 5.90%, 5.63%, 5.16% and 4.85%, respectively, when taking New York State taxes into account, and 6.21%, 5.92%, 5.42% and 5.10%, respectively, when taking New York City taxes into account.

      The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See "The Investment Adviser, Distributor and Transfer Agent." In the absence of such fee reductions and expense limitations, the yield of each ILA Portfolio for the same period would have been as follows:

                                                                                    Tax-Equivalent
                                                       Effective    Tax-Equivalent    Effective
                                           Yield         Yield          Yield           Yield
                                           -----         -----          -----           -----
ILA Prime Obligations Portfolio:
  ILA Units                                4.89%         5.01%           N/A             N/A
  ILA Administration Units                 4.74%         4.85%           N/A             N/A
  ILA Service Units                        4.49%         4.59%           N/A             N/A
  ILA Class B Units                        3.89%         3.97%           N/A             N/A
  ILA Class C Units                        3.89%         3.97%           N/A             N/A
  Cash Management Shares                   4.32%         4.42%           N/A             N/A

ILA Money Market Portfolio:
  ILA Units                                4.85%         4.97%           N/A             N/A
  ILA Administration Units                 4.70%         4.81%           N/A             N/A
  ILA Service Units                        4.45%         4.55%           N/A             N/A
  Cash Management Shares                   4.28%         4.37%           N/A             N/A

ILA Treasury Obligations Portfolio:
  ILA Units                                4.52%         4.62%           N/A             N/A
  ILA Administration Units                 4.37%         4.46%           N/A             N/A
  ILA Service Units                        4.12%         4.21%           N/A             N/A

ILA Treasury Instruments Portfolio:
  ILA Units                                4.12%         4.20%           N/A             N/A
  ILA Administration Units                 3.97%         4.03%           N/A             N/A
  ILA Service Units                        3.72%         3.77%           N/A             N/A

ILA Government Portfolio:
  ILA Units                                4.75%         4.90%           N/A             N/A
  ILA Administration Units                 4.60%         4.74%           N/A             N/A
  ILA Service Units                        4.35%         4.48%           N/A             N/A
  Cash Management Shares                   4.18%         4.31%           N/A             N/A

ILA Federal Portfolio:
  ILA Units                                4.75%         4.86%           N/A             N/A
  ILA Administration Units                 4.60%         4.74%           N/A             N/A
  ILA Service Units                        4.35%         4.45%           N/A             N/A

ILA Tax-Exempt Diversified Portfolio:
  ILA Units                                3.24%         3.29%          5.47%           5.56%
  ILA Administration Units                 3.09%         3.13%          5.22%           5.29%
  ILA Service Units                        2.84%         2.88%          4.80%           4.86%
  Cash Management Shares                   2.67%         2.70%          4.51%           4.56%

                                                                                    Tax-Equivalent
                                                       Effective    Tax-Equivalent    Effective
                                           Yield         Yield          Yield           Yield
                                           -----         -----          -----           -----
ILA Tax-Exempt California Portfolio*
  ILA Units                                3.10%         3.15%          5.24%           5.32%
  ILA Administration Units                 2.95%         2.99%          4.98%           5.05%
  ILA Service Units**                      2.70%         2.74%          4.56%           4.63%
  Cash Management Shares                   2.53%         2.56%          4.27%           4.32%

ILA Tax-Exempt New York Portfolio***
  ILA Units                                3.15%         3.20%          5.32%           5.41%
  ILA Administration Units                 3.00%         3.05%          5.07%           5.15%
  ILA Service Units**                      2.78%         2.79%          4.70%           4.71%
  Cash Management Shares                   2.58%         2.62%          4.36%           4.43%

----------
* Tax-equivalent yields would be 5.71%, 5.51%, 5.04% and 4.72% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 5.88%, 5.58%, 5.11% and 4.78% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, when taking California State taxes into account.

** Assuming such Units had been outstanding and were subject to maximum service fees.

*** Tax-equivalent yields would be 5.81%, 5.54%, 5.14% and 4.78% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking New York State taxes into account, and 5.90%, 5.63%, 5.16% and 4.85%, respectively, when taking New York City taxes into account. Tax-equivalent effective yields would be 6.11%, 5.82%, 5.40% and 5.02% for the ILA Units, ILA Administration Units, ILA Service Units and Cash Management Shares, respectively, when taking New York State taxes into account, and 6.21%, 5.92%, 5.42% and 5.10%, respectively, when taking New York City taxes into account.

      The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund, with respect to FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares for the seven-day period ended December 31, 1998 were as follows:

                                                                                    Tax-Equivalent
                                                       Effective    Tax-Equivalent    Effective
                                           Yield         Yield          Yield           Yield
                                           -----         -----          -----           -----
FS Prime Obligations Fund:
  FST Shares                               5.09%         5.22%           N/A             N/A
  FST Administration Shares                4.84%         4.96%           N/A             N/A
  FST Service Shares                       4.59%         4.70%           N/A             N/A
  FST Preferred Shares                     4.99%         5.12%           N/A             N/A

FS Money Market Fund:
  FST Shares                               5.08%         5.22%           N/A             N/A
  FST Administration Shares                4.84%         4.96%           N/A             N/A
  FST Service Shares                       4.59%         4.69%           N/A             N/A
  FST Preferred Shares                     4.98%         5.11%           N/A             N/A

FS Treasury Obligations Fund:
  FST Shares                               4.77%         4.82%           N/A             N/A
  FST Administration Shares                4.52%         4.56%           N/A             N/A
  FST Service Shares                       4.27%         4.30%           N/A             N/A
  FST Preferred Shares                     4.67%         4.71%           N/A             N/A

FS Treasury Instruments Fund:
  FST Shares                               4.24%         4.33%           N/A             N/A
  FST Administration Shares                3.99%         4.07%           N/A             N/A
  FST Service Shares                       3.74%         3.81%           N/A             N/A
  FST Preferred Shares                     4.14%         4.24%           N/A             N/A

FS Government Fund:
  FST Shares                               5.00%         5.13%           N/A             N/A
  FST Administration Shares                4.76%         4.87%           N/A             N/A
  FST Service Shares                       4.51%         4.61%           N/A             N/A
  FST Preferred Shares                     4.90%         5.03%           N/A             N/A

FS Federal Shares:
  FST Shares                               4.97%         5.09%           N/A             N/A
  FST Administration Shares                4.72%         4.83%           N/A             N/A
  FST Service Shares                       4.47%         4.57%           N/A             N/A
  FST Preferred Shares                     4.87%         4.99%           N/A             N/A

FST Tax-Free Fund:
  FST Shares                               3.51%         3.58%          5.93%           6.05%
  FST Administration Shares                3.26%         3.32%          5.51%           5.61%
  FST Service Shares                       3.01%         3.06%          5.08%           5.17%
  FST Preferred Shares                     3.41%         3.47%          5.76%           5.86%

                                                                                    Tax-Equivalent
                                                       Effective    Tax-Equivalent    Effective
                                           Yield         Yield          Yield           Yield
                                           -----         -----          -----           -----
FS Premium Money Market Fund:
  FST Shares                               5.08%         5.21%           N/A             N/A
  FST Administration Shares                4.83%         4.94%           N/A             N/A
  FST Service Shares                       4.58%         4.68%           N/A             N/A
  FST Preferred Shares                     4.98%         5.10%           N/A             N/A

FS Municipal Money Market Fund:
  FST Shares                                N/A           N/A            N/A             N/A
  FST Administration Shares                 N/A           N/A            N/A             N/A
  FST Service Shares                        N/A           N/A            N/A             N/A
  FST Preferred Shares                      N/A           N/A            N/A             N/A

The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See "The Investment Adviser, Distributor and Transfer Agent." In the absence of such fee reductions, the yield, effective yield, the tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund for the same period would have been as follows:

                                                                                    Tax-Equivalent
                                                       Effective    Tax-Equivalent    Effective
                                           Yield         Yield          Yield           Yield
                                           -----         -----          -----           -----
FS Prime Obligations Fund:
  FST Shares                               5.06%         5.18%           N/A             N/A
  FST Administration Shares                4.81%         4.92%           N/A             N/A
  FST Service Shares                       4.56%         4.66%           N/A             N/A
  FST Preferred Shares                     4.96%         5.08%           N/A             N/A

FS Money Market Fund:
  FST Shares                               5.06%         5.18%           N/A             N/A
  FST Administration Shares                4.82%         4.92%           N/A             N/A
  FST Service Shares                       4.57%         4.65%           N/A             N/A
  FST Preferred Shares                     4.96%         5.07%           N/A             N/A

FS Treasury Obligations Fund:
  FST Shares                               4.73%         4.84%           N/A             N/A
  FST Administration Shares                4.48%         4.51%           N/A             N/A
  FST Service Shares                       4.23%         4.25%           N/A             N/A
  FST Preferred Shares                     4.63%         4.66%           N/A             N/A

FS Treasury Instruments Fund:
  FST Shares                               4.21%         4.30%           N/A             N/A
  FST Administration Shares                3.96%         4.04%           N/A             N/A
  FST Service Shares                       3.71%         3.78%           N/A             N/A
  FST Preferred Shares                     4.11%         4.21%           N/A             N/A

FS Government Fund:
  FS Shares                                4.97%         5.10%           N/A             N/A
  FST Administration Shares                4.73%         4.84%           N/A             N/A
  FST Service Shares                       4.48%         4.58%           N/A             N/A
  FST Preferred Shares                     4.87%         5.00%           N/A             N/A

FS Federal Fund:
  FST Shares                               4.93%         5.06%           N/A             N/A
  FST Administration Shares                4.68%         4.80%           N/A             N/A
  FST Service Shares                       4.43%         4.54%           N/A             N/A
  FST Preferred Shares                     4.83%         4.96%           N/A             N/A

                                                                                    Tax-Equivalent
                                                       Effective    Tax-Equivalent    Effective
                                           Yield         Yield          Yield           Yield
                                           -----         -----          -----           -----
FS Tax-Free Fund:
  FST Shares                               3.48%         3.54%          5.88%           5.98%
  FST Administration Shares                3.23%         3.28%          5.46%           5.54%
  FST Service Shares                       2.98%         3.02%          5.03%           5.10%
  FST Preferred Shares                     3.38%         3.43%          5.71%           5.79%

FS Premium Money Market Fund:
  FST Shares                               5.01%         5.14%           N/A             N/A
  FST Administration Shares                4.76%         4.87%           N/A             N/A
  FST Service Shares                       4.51%         4.61%           N/A             N/A
  FST Preferred Shares                     4.91%         5.03%           N/A             N/A

FS Municipal Money Market Fund:
  FST Shares                                N/A           N/A            N/A             N/A
  FST Administration Shares                 N/A           N/A            N/A             N/A
  FST Service Shares                        N/A           N/A            N/A             N/A
  FST Preferred Shares                      N/A           N/A            N/A             N/A

      The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1998 are based on a federal marginal tax rate of 40.8% (adjusted for the 3% phase out of itemized deductions for individuals at high income levels).

      With respect to the ILA Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 5.62% (adjusted for the federal income tax benefit) is being assumed in addition to the 40.8% federal tax rate, for a combined tax rate of 46.42%. With respect to the ILA Tax-Exempt New York Portfolio, the tax-equivalent and tax-equivalent effective yields are being shown under three scenarios. The first scenario assumes, as noted above, a federal marginal tax rate of 40.8%, the second scenario assumes a New York top marginal State personal income tax rate of 4.14% (adjusted for the federal income tax benefit), for a combined effective tax rate of 44.94%. The third scenario assumes a New York City top marginal personal income tax rate of 2.69% (adjusted for the federal income tax benefit) in addition to the above federal and New York State tax rates, for a combined effective tax rate of 47.63%. The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability.

      In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

      From time to time any Series may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

      The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Series' performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, repurchase agreements and information prepared by recognized mutual fund statistical services. The Trust may also compare a Series' performance with that of other mutual funds with similar investment objectives.

      The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Series. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Series to calculate its performance data.

      A Series' performance data will be based on historical results and is not intended to indicate future performance. A Series' performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for a Series will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

      The Trust may also, at its discretion, from time to time make a list of a Series' holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Series' investments and discussions of a Fund's current holdings.

      In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to unitholders.

      Information used in advertisement and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

o     cost associated with aging parents;

o     funding a college education (including its actual and estimated cost;

o     health care expenses (including actual and projected expenses);

o long-term disabilities (including the availability of, and coverage provided by, disability insurance):

o retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

o asset allocation strategies and the benefits of diversifying among asset classes;

o     the benefits of international and emerging market investments;

o     the effects of inflation on investing and saving;

o the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

o measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

                                 TAX INFORMATION

      Each Series is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. If for any taxable year a Series does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gains at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

      In order to qualify as a regulated investment company, each Series must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% Test"); and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Series' total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Series' total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Series' total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Series and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

      Each Series, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to unitholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Series distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Series that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Series will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, each Series must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Series paid no federal income tax.

      Dividends paid by a Series from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of unitholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Series from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to unitholders as long-term capital gain, regardless of the length of time the units of a Series have been held by such unitholders, and also will not qualify for the corporate dividends-received deduction. A Series' net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Series. At December 31, 1998, the following Series had approximately the following amounts of capital loss carryforwards:

                                            Amount        Year of Expiration
                                            ------        ------------------

ILA Tax-Exempt Diversified Portfolio      $189,400            1998-2006
ILA Tax-Exempt New York Portfolio            6,519            1999-2004
ILA Tax-Exempt California Portfolio         28,689            2000-2003
FS Tax-Free Money Market Fund               11,000            2003-2005

      Distributions paid by the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt

New York Portfolios, FS Tax-Free Fund or FS Municipal Fund from tax-exempt interest received by them and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Series' total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code (not including units of other regulated investment companies that may pay exempt-interest dividends, because such units are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Series from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds," if any, received by a Series may constitute a tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular unitholders. In addition, all tax-exempt distributions of the Series may be considered in computing the "adjusted current earnings" preference item of their corporate unitholders in determining the corporate alternative minimum tax, and will be taken into account in determining the extent to which a unitholder's social security or certain railroad retirement benefits are taxable. To the extent that the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt New York Portfolios and FS Tax-Free and FS Municipal Funds invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from Federal income tax, or earn other taxable income any distributions of income from such investments or other taxable income will be taxable to unitholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry units of the Series will generally not be deductible. The availability of tax-exempt obligations and the value of the Series may be affected by restrictive tax legislation enacted in recent years.

      In purchasing municipal obligations, the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt New York Portfolios, FS Tax-Free and FS Municipal Funds rely on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Series do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

      Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in units or in cash. Unitholders electing to receive distributions in the form of additional units will have a cost basis in each unit so received equal to the amount of cash they would have received had they elected to receive cash.

      Certain Series may be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. However, neither the Series nor its unitholders will be able to claim foreign tax credits with respect to any such taxes.

      Redemptions (including exchanges) and other dispositions of units in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Series successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a CDSC is imposed on the redemption or exchange of ILA Class B or Class C Units. All or a portion of such a loss may be disallowed under applicable Code provisions in certain circumstances. Unitholders should consult their own tax advisers with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Series' units is properly treated as a sale for tax purposes.

      All distributions (including exempt-interest dividends), whether received in units or cash, must be reported by each unitholder who is required to file a federal income tax return. The Series will inform unitholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Tax-Free Fund and FS Municipal Fund the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Unitholders who receive exempt-interest dividends and have not held their units of the applicable Series for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Series. Each unitholder should consult his or her own tax advisor to determine the tax consequences of an investment in a Series in the unitholder's own state and locality.

      Units of a Series that pays primarily exempt-interest dividends would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the Unitholder not gain any additional benefit from the Series' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, a Series that pays primarily exempt-interest dividends may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

      The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each unitholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of units of a Series, including the possibility that such a unitholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Series and, if a current IRS Form W-8 or acceptable substitute is not on file with the Series, may be subject to backup withholding on certain payments.

State and Local

      The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Series and its unitholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Series may have tax consequences for unitholders that are different from those of a direct investment in the Series' securities. Unitholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for unitholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Series in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or (ii) exempt from intangible property tax the value of the units of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

      Provided that the Series qualify as regulated investment companies and incur no federal income tax liability, the Series may still be subject to New York State and City minimum taxes, which are small in amount.

      California State Taxation. The following discussion of California tax law assumes that the ILA Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The ILA Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay "exempt-interest dividends" which will be exempt from the California personal income tax.

      Individual unitholders of the ILA Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California Law. Distributions from the ILA Tax-Exempt California Portfolio which are attributable to sources other than those described in the second preceding sentence will generally be taxable to such unitholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Capital gains that are retained by the Portfolio will be taxed to that Portfolio, and California residents will receive no California personal income tax credit for such tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

      Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate unitholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includable in income subject to the alternative minimum tax.

      Interest on indebtedness incurred or continued by unitholders to purchase or carry units of the ILA Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

      In addition, any loss realized by a unitholder of the ILA Tax-Exempt California Portfolio upon the sale of units held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such units. Moreover, any loss realized upon the redemption of units within six months from the date of purchase of such units and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of units within thirty days before or after the acquisition of other units of the same Portfolio may be disallowed under the "wash sale" rules.

      New York City and State Taxation. Individual unitholders who are residents of New York State will be able to exclude for New York State income tax purposes that portion of the exempt-interest dividends properly designated as such from the ILA Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual unitholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the ILA Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes. Distributions from the ILA Tax-Exempt New York Portfolio which are attributable to sources other than those described in this paragraph will generally be taxable to such unitholders as ordinary income.

      Long-term capital gains, if any, that are distributed by the ILA Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents.

      Unitholders should consult their tax advisers about the application of the provisions of tax law described in this Additional Statement in light of their particular tax situations.

      This discussion of the tax treatment of the Portfolio and its unitholders is based on the tax laws in effect as of the date of this Statement of Additional Information.

                         ORGANIZATION AND CAPITALIZATION

      Each Series is a series of Goldman Sachs Trust, a Delaware business trust, established by a Declaration of Trust dated January 28, 1997. The Series were previously a series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997.

      The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Act requires that where more than one class or series of units exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of units into one or more classes of units. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of up to three classes of units of each of the ILA Portfolios: ILA Units, ILA Administration Units and ILA Service Units. In addition, the Trustees have authorized a fourth and fifth class of units, ILA Class B Units and ILA Class C Units, with respect to the Prime Obligations Portfolio. The Trustees have also authorized Cash Management Shares of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of up to four classes of shares of each of the Financial Square
Funds: FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares.

      Each ILA Unit, ILA Administration Unit, ILA Service Unit, ILA Class B Unit, ILA Class C Unit, Cash Management Share, FST Share, FST Administration Share, FST Service Share and FST Preferred Share of a Series represents an equal proportionate interest in the assets belonging to that Series. It is contemplated that most units (other than ILA Class B or Class C Units) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the units or another organization designated by such bank or institution. ILA Class B and Class C Units generally are only issued upon exchange from Class B or Class C Shares, respectively, of other Series of the Goldman Sachs mutual funds. ILA Units and FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution's investors. ILA Administration Units and FST Administration Shares may be purchased for accounts held in the name of an investor or an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange ILA Administration Units or FST Administration Shares. ILA Administration Units of each ILA Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Units. FST Administration Shares of a Financial Square Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such Shares. ILA Service Units and FST Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and unitholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Service Units or FST Service Shares, responding to customer inquiries and assisting customers with investment procedures. ILA Service Units bear the cost of service fees at the annual rate of up to .40 of 1% of the average daily net assets of such Units. FST Service Shares of a Financial Square Fund bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net assets of such Shares. FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Preferred Shares. FST Preferred Shares of a Financial Square Fund bear the cost of preferred administration fees at an annual rate of up to 0.10% of the average daily net assets of such shares. ILA Class B Units of the Prime Obligations Portfolio are sold subject to a contingent deferred sales charge of up to 5.0%, and ILA Class C Units are sold subject to a contingent deferred sales charge of 1.0% if redeemed within 12 months of purchase. ILA Class B and Class C Units are sold primarily through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B and Class C Units bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to ILA Class B and Class C Units, respectively. ILA Class B and Class C Units also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B and Class C Units. Cash Management Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange Cash Management Shares, responding to customer inquiries and assisting customers with investment procedures. Cash Management Shares bear the cost of service fees at the annual rate of up to 0.50% of the average daily net assets of such shares. Cash Management Shares also bear the cost of distribution (Rule 12b-1) fees at an annual rate of 0.50% of the average daily net assets attributable to Cash Management Shares. In addition, each class of ILA units bears its own transfer agency expenses.

      It is possible that an institution or its affiliates may offer different classes of units to its customers and thus receive different compensation with respect to different classes of units of the same Series. In the event a Series is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of units of the Series. ILA Administration Units, ILA Service Units, ILA Class B Units, ILA Class C Units, Cash Management Shares, FST Administration Shares, FST Preferred Shares and FST Service Shares each have certain exclusive voting rights on matters relating to their respective plans. Units of each class may be exchanged only for units of the same class in another ILA Portfolio or, in the case of the Prime Obligations Portfolio, shares of the corresponding class of certain other mutual funds sponsored by Goldman Sachs. Except as described above, the ten classes of units are identical. Certain aspects of the Units may be altered, after advance notice to unitholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

      Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

      When issued units are fully paid and non-assessable. In the event of liquidation, unitholders of each class are entitled to share pro rata in the net assets of the applicable Series available for distribution to the unitholders of such class. All units are freely transferable and have no preemptive, subscription or conversion rights.

      In the interest of economy and convenience, the Trust does not issue certificates representing interests in the Series units or shares, as appropriate. Instead, the transfer agent maintains a record of each unitholder's or shareholder's ownership. Each unitholder or shareholder receives confirmation of purchase and redemption orders from the transfer agent. Units and shares representing interests in a particular Series and any dividends and distributions paid by a Series are reflected in account statements from the transfer agent.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to unitholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

      The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

      The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any respective series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

      The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

      The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

      The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other

Trustee of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Prime Obligations Portfolio were Duquesne Capital Management, Inc., 2579 Washington Rd. Ste. 322, Pittsburgh, PA 15241-2563 (18.00%); National Financial Services, Co., P.O. Box 3752, Church Street Station, New York, NY 10008 (5.00%); and Whitehall Street Real Estate LP, c/o Goldman Sachs, & Co., 85 Broad Street, Floor 10, New York, NY 10004 (10.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Money Market Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (15.00%); Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (14.00%); and Kamehameha Schools/Bishop Estate, P.O. Box 3466, Honolulu, HI 96801 (12.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Treasury Obligations Portfolio were First National Bank of Omaha, P.O. Box 3128, Omaha, NE 68103-0128 (21.00%); Bank One Investment Advisors Corp., Strafe & Co., P.O. Box 710211, Columbus, OH, 43271-0211 (6.00%); Montgomery Ward Insurance Group, 200 North Martingale Road, Schaumburg, IL 60173 (6.00%); and Rainwater Group, 777 Main Street, Suite 2700, Fort Worth, TX 76102 (19.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Treasury Instruments Portfolio were Bank of New York, 1 Wall Street, 5th Floor, New York, NY 10286-0001 (41.00%); and Hilliard Lyons Trust Co., P.O. Box 32780, Louisville, KY 40232 (7.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Government Income Portfolio Standish Long/Short Equity Fund LP, One Financial Ctr, Boston, MA 02111 (15.00%); Comerica Bank, Calhoun & Co., P.O. Box 55-519, Detroit, MI 48255-0499 (8.00%); Northern Trust, 50 South LaSalle Street, Chicago, IL 60675 (13.00%); Goldman Sachs Trust Company, c/o Goldman Sachs, 1 New York Plaza, Floor 48, New York, NY 10004 (9.00%); and Henry F. Burroughs, 1163 North Hillcrest Road, Beverly Hills, CA 90210 (6.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Tax-Exempt New York Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (11.00%); Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (23.00%); and Edwin W. Hemowy, 2 East 88th Street, New York, NY 10128 (5.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Federal Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (9.00%); Hilliard Lyons Trust Co., P.O. Box 32760, Louisville, KY 40232-2760 (7.00%); Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (13.00%); and The Baupost Group, Inc., P.O. Box 389125, Cambridge, MA 02238 (7.00%).

      As of February 11, 1999, the entity noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Tax-Exempt Diversified Portfolio: Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (16.00%)

      As of February 11, 1999, the entity noted below may have owned of record or beneficially 5% or more of the outstanding units of the ILA Tax Exempt California Portfolio: Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (16.00%).

      As of February 11, 1999, the entity noted below may have owned of record or beneficially 5% or more of the outstanding shares of the FS Prime Obligations
Fund: Commerce Bank of Kansas City, NA, P.O. Box 248, Kansas City, MO 64141 (8.00%).

      As of February 11, 1999, the entity noted below may have owned of record or beneficially 5% or more of the outstanding shares of the FS Money Market
Fund: Citicorp Trust, NA as Custodian, 400 Royal Palm Way, 3rd Flr., Palm Beach, FL 33480 (5.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of the FS Premium Money Market Fund: BankBoston, P.O. Box 1130, Boston, MA 02103 (24.00%); Mercantile Bank, Merba for Arch, P.O. Box 387, St. Louis, MO 63166 (5.00%); and National City Bank, Money Market 5312, 4100 W. 150th Street, Cleveland, OH 44135 (15.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Government Fund:
Security Trust Company, P.O. Box 1589, San Diego, CA 92112-1589 (8.00%); Chicago Trust Company, 171 N. Clark St., #5CA, Chicago, IL 60601 (6.00%); and Wachovia Bank, NA, 301 North Church Street, Winston Salem, NC 27101 (6.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Tax-Free Fund:
Commerce Bank of Kansas City, NA, P.O. Box 248, Kansas City, MO 64141 (8.00%); Mercantile Bank of St. Louis, Mandell & Company, P.O. Box 387 MPO, St. Louis, MO 63101 (10.00%); and Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL 60606 (6.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Federal Fund: Bank of Tokyo - Mitsubishi, Corporate Trust Department, 10th Floor, 1251 Avenue of the Americas, New York, NY 10020 (6.00%); Goldman Sachs Funds Group, 6060 Sears Tower, Floor 60, Chicago, IL

60606 (16.00%); and Marcal Accounts, c/o Goldman Sachs, 1 New York Plaza, 40th Floor, New York, NY 10004 (12.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Treasury Instruments
Fund: Omega Advisors, Inc., 88 Pine Street, Suite 32, New York, NY 10005 (21.00%); First Priority Funds, 417 North 20th Street, Birmingham, AL 25203 (7.00%); and Northern Capital Trust of Fargo, P.O. Box 829, Fargo, ND 58102 (7.00%).

      As of February 11, 1999, the entities noted below may have owned of record or beneficially 5% or more of the outstanding shares of FS Treasury Obligations
Fund: Commerce Bank of Kansas City, NA, P.O. Box 248, Kansas City, MO 64141 (8.00%); Kiewit Diversified Group, Inc., One Thousand Kiewit Plaza, Omaha, NE 68131 (6.00%); Legg Mason Wood Walker, Inc., 111 South Calvert Street, P.O. Box 1476, Baltimore MD 21203 (7.00%); and PHH Corporation, 307 International Circle, Hunt Valley, MD 21030 (6.00%).

Unitholder and Trustee Liability

      Under Delaware law, the unitholders of the Series are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust unitholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a unitholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust unitholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of unitholder liability for acts or obligations of a Series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Portfolio or the Trustees. The Declaration of Trust provides for indemnification by the relevant Series for all loss suffered by a unitholder as a result of an obligation of the Series. The Declaration of Trust also provides that a Series shall, upon request, assume the defense of any claim made against any unitholder for any act or obligation of the Series and satisfy any judgment thereon. In view of the above, the risk of personal liability of unitholders is remote.

      In addition to the requirements set forth under Delaware Law, the Declaration of Trust provides that unitholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) unitholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding units of the Trust, or 10% of the outstanding units of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such unitholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other Investment Advisers in considering the merits of the request and may require an undertaking by the unitholders making such request to reimburse the Trust for the expense of any such Investment Advisers in the event that the Trustees determine not to bring such action.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           CUSTODIAN AND SUBCUSTODIAN

      State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Series' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per unit of the Series. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.

                             INDEPENDENT ACCOUNTANTS

      Arthur Andersen LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                              FINANCIAL STATEMENTS

      The audited financial statements and related reports of Arthur Andersen LLP, independent public accountants, contained in each Series' 1998 Annual Report are hereby incorporated by reference. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Series' Prospectus. No other portions of the Series' Annual Reports are incorporated herein by reference.

                                OTHER INFORMATION

      The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and financial intermediaries ("Intermediaries") in connection with the sale, distribution and/or servicing of shares of the Series. These payments ("Additional Payments") would be in addition to the payments by the Series described in the Series' Prospectuses and this Additional Statement for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Series and payments for providing extra employee training and information relating to the Series; "listing" fees for the placement of the Series on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Series; "marketing support" fees for providing assistance in promoting the sale of the Series' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Series. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

      As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to an Administration, Distribution or Service Plan described in the Prospectuses and the following sections. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

      The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              ADMINISTRATION PLANS
     (ILA Administration, FST Administration and FST Preferred Shares Only)

      The Trust, on behalf of each ILA Portfolio and Financial Square Fund, has adopted an administration plan with respect to the ILA Administration Units (the "ILA Administration Plan"), with respect to the FST Administration Shares (the "FST Administration Plan") and with respect to FST Preferred Shares (the "FST Preferred Plan," together with the ILA Administration Plan and the FST Administration Plan, the "Administration Plans") which authorize the ILA Portfolios and Financial Square Funds to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such units. Pursuant to the Administration Plans, the Trust, on behalf of each Series, enters into agreements with Service Organizations which purchase ILA Administration Units, FST Administration Shares or FST Preferred Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may: (a) act, directly or through an agent, as the sole unitholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns ILA Administration Units, FST Administration Shares or FST Preferred Shares, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange ILA Administration Units, FST Administration Shares or FST Preferred Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, and (e) issue confirmations for transactions in units by customers. As compensation for such services, the Trust on behalf of each ILA Portfolio and Financial Square Fund pays each Service Organization an administration fee in an amount up to .15% (on an annualized basis) of the average daily net assets of the ILA Administration Units of each ILA Portfolio,
 .25% (on an annualized basis) of the average daily net assets of the FST Administration Shares and .10% (on an annualized basis) of the average daily net assets of the FST Preferred Shares of each Financial Square Fund, attributable to or held in the name of such Service Organization for its customers. The Trust, on behalf of the Series, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Administration Shares should be directed to the owners' Service Organization.

      For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of the administration fees paid by each ILA Portfolio under its ILA Administration Plan to Service Organizations was as follows:

                                            1998           1997           1996
                                            ----           ----           ----
ILA Prime Obligations
  Portfolio                             $   56,195     $  117,600     $   65,534

ILA Money Market Portfolio                 482,750        510,535        316,155

ILA Treasury Obligations
  Portfolio                                134,705        311,981        145,201

ILA Treasury Instruments
  Portfolio                                146,145        296,919        145,441

ILA Government Portfolio                    14,657         66,034         63,048

ILA Federal Portfolio                      779,240      1,119,368        906,321

ILA Tax-Exempt Diversified
  Portfolio                                 34,749        119,510         73,660

ILA Tax-Exempt California
  Portfolio                                  1,702            508            262

ILA Tax-Exempt New York
  Portfolio                                 34,741         46,589         39,843

      For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of administration fees paid by each Financial Square Fund under its FST Administration Plan to Service Organizations was as follows:

                                              1998          1997          1996
                                              ----          ----          ----

FS Prime Obligations Fund                 $  832,405    $  662,090    $  527,357
FS Money Market Fund                         947,740       780,489       474,043
FS Treasury Obligations Fund               2,373,198     1,741,440     1,100,814
FS Government Fund                           845,644       649,313       250,618
FS Tax Free Fund                             360,347       241,784       128,721
FS Premium Money Market Fund/(1)/             20,162        13,845           N/A
FS Treasury Instruments Fund/(1)/             49,689         3,240           N/A
FS Federal Fund/(1)/                         951,754       353,083           N/A

----------

/(1)/ The FST Administration Shares of the FS Premium Money Market Fund, FS Treasury Instruments Fund and FS Federal Fund commenced share activity on August 1, 1997, April 1, 1997 and April 1, 1997. As of December 31, 1998, the FS Municipal Fund had not commenced operations.

      For the fiscal year ended December 31, 1998, December 31, 1997 and December 31, 1996, the amount of administration fees paid by each Financial Square Fund under its FST Preferred Plan was as follows:

                                              1998          1997           1996
                                              ----          ----           ----

FS Prime Obligations Fund/(1)/              $156,506      $181,303      $ 42,963
FS Money Market Fund/(1)/                     76,867        55,349         2,874
FS Treasury Obligations Fund/(1)/            307,604       107,309        15,097
FS Government Fund/(1)/                       96,834        27,961           395
FS Tax Free Fund/(1)/                         93,209        15,965        13,155
FS Premium Money Market Fund/(1)/            102,701           131           N/A
FS Treasury Instruments Fund/(1)/                  0             1           N/A
FS Federal Fund/(1)/                         122,073        66,047           N/A

----------

(1) The FST Preferred Shares of the FS Prime Obligations Fund, FS Money Market Fund, FS Treasury Obligations Fund, FS Government Fund, FS Tax-Free Fund, FS Premium Money Market Fund, FS Treasury Instruments Fund, and FS Federal Fund commenced share activity on May 1, 1996, May 1, 1996, May 1, 1996, May 1, 1996, May 1, 1996, August 1, 1997, May 30, 1997 and May 30, 1997. As of December 31,
1998, the FS Municipal Fund has not commenced operations.

      Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Administration Units, FST Administration Shares and FST Preferred Shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and Investment Advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Administration Units, FST Administration Shares or FST Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Administration Units, FST Administration Shares or FST Preferred Shares on behalf of their customers may be required to register as dealers.

      The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Administration Plans or the related Service Agreements, most recently voted to approve the Administration Plans and Service Agreements at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on April 27, 1999. The Administration Plans and Service Agreements will remain in effect until May 1, 2000 and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

      An Administration Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Administration, FST Administration or FST Preferred shareholders of the affected Series, and all material amendments of the Administration Plan must also be approved by the Trustees in the manner described above. An Administration Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding ILA Administration Units, FST Administration Shares or FST Preferred Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding ILA Administration Units, FST Administration Shares or FST Preferred Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Administration Plans will benefit the Series and holders of ILA Administration Units, FST Administration Shares and FST Preferred Shares of such Series.

                                  SERVICE PLANS
     (ILA Service Units, Cash Management Shares and FST Service Shares Only)

      The Trust has adopted a service plan on behalf of each ILA Portfolio with respect to the ILA Service Units (the "ILA Service Plan"), on behalf of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio with respect to the Cash Management Shares (the "Cash Management Shares Service Plan") and on behalf of each Financial Square Fund with respect to the FST Service Shares (the "FST Service Plan" and together with the ILA Service Plan and the Cash Management Shares Service Plan, the "Service Plans") which authorize the Series to compensate Service Organizations for providing certain account administration and personal account maintenance services to their customers who are or may become beneficial owners of such units. Pursuant to the Service Plans, the Trust, on behalf of each ILA Portfolio or Financial Square Fund, enters into agreements with Service Organizations which purchase ILA Service Units, Cash Management Shares or FST Service Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) act, directly or through an agent, as the sole unitholder of record and nominee for all customers; (b) maintain account records for each customer who beneficially owns ILA Service Units, Cash Management Shares or FST Service Shares; (c) answer questions and handle correspondence from customers regarding their accounts; (d) process customer orders to purchase, redeem and exchange ILA Service Units, Cash Management Shares or FST Service Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds; (e) issue confirmations for transactions in units by customers; (f) provide facilities to answer questions from prospective and existing investors about ILA Service Units, Cash Management Shares or FST Service Shares; (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information; (h) display and make prospectuses available on the Service Organization's premises; (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization; (j) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust; and (k) with respect to the Cash Management Shares Service Plan: (i) provide services to customers intended to facilitate or improve their understanding of the benefits and risks of an ILA Portfolio, (ii) facilitate the inclusion of an ILA Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through Service Organizations, (iii) facilitate electronic or computer trading and/or processing in an ILA Portfolio or providing electronic, computer or other database information regarding an ILA Portfolio to customers, and (iv) develop, maintain and support systems necessary to support Cash Management Shares. As compensation for such services, (a) the Trust on behalf of each ILA Portfolio pays each Service Organization a service fee in an amount up to .40% (on an annualized basis) of the average daily net assets of the ILA Service Units of each ILA Portfolio attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets; (b) the Trust on behalf of each ILA Portfolio pays each Service Organization a service fee in an amount up to .50% (on an annual basis) of the average daily net assets of the Cash Management Shares of each ILA Portfolio attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets; and (c) the Trust, on behalf of each Financial Square Fund, pays each Service Organization a service fee in an amount up to .50% (on an annualized basis) of the average daily net assets of the FST Service Shares of each Financial Square Fund attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The Trust, on behalf of the Series, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to the Owners' Service Organization.

      For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of the service fees paid by each ILA Portfolio then in existence to Service Organizations pursuant to the ILA Service Plan was as follows:

                                            1998           1997           1996
                                            ----           ----           ----

ILA Prime Obligations
  Portfolio                             $  435,823     $  300,300     $  494,274

ILA Money Market Portfolio                 144,733         40,053        128,313

ILA Treasury Obligations
  Portfolio                                324,013        361,567        579,790

ILA Treasury Instruments
  Portfolio                              1,126,342      1,020,955      1,266,586

ILA Government Portfolio                   395,588        342,976        352,931

ILA Federal Portfolio                      145,279        209,156        562,023

ILA Tax-Exempt Diversified
  Portfolio                                124,850        102,409        130,158

ILA Tax-Exempt California
  Portfolio/(1)/                                 0              2             --

ILA Tax-Exempt New York
  Portfolio/(1)/                                 0              2             --

/(1)/  ILA Service Unit activity commenced operations in 1997.

      For the fiscal year ended December 31, 1998, the amount of the service fees paid by the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio to Service Organizations pursuant to the Cash Management Shares Service Plan was $5, $5, $5, $5, $5 and $5, respectively. Cash Management Shares commenced operations on May 1, 1998.

      For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 the amount of service fees paid by each Financial Square Fund to Service Organizations pursuant to the FST Service Plan was as follows:

                                             1998           1997          1996
                                             ----           ----          ----

FS Prime Obligations
  Fund                                    $1,167,952    $  707,816    $  541,076

FS Money Market Fund                       2,478,988     1,514,944       271,936

FS Treasury Obligations  Fund              2,019,235     1,201,356       849,624

FS Government Fund                         3,225,643     2,533,854     1,258,434

FS Tax-Free Fund                             254,984       166,974        91,599

FS Premium Money Market Fund/(1)/             49,926           114           N/A

FS Treasury Instruments Fund/(2)/             97,057       112,501           N/A

FS Federal Fund/(3)/                       1,312,961       482,096           N/A

/(1)/ FST Service Share activity commenced August 1, 1997.
/(2)/ FST Service Share activity commenced March 5, 1997.
/(3)/ FST Service Share activity commenced March 25, 1997.

As of December 31, 1998, FS Municipal Fund had not commenced operations.

      The Trust has adopted each Service Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the Securities and Exchange Commission under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plans and described above are not expenses incurred primarily for effecting the distribution of ILA Service Units, Cash Management Shares or FST Service Shares. However, should such payments be deemed by a court or the Securities and Exchange Commission to be distribution expenses, such payments would be duly authorized by the Service Plans.

      The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Trust, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of ILA Service Units, Cash Management Shares or FST Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of the Series. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and other financial institutions purchasing ILA Service Units, Cash Management Shares or FST Service Shares on behalf of their customers may be required to register as dealers pursuant to state law. Any such alteration or discontinuance of services could require the Trustees of the Trust to consider changing the Trust's method of operations or providing alternative means of offering ILA Service Units, Cash Management Shares or FST Service Shares to customers of such Service Organizations, in which case the operation of the Trust, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of the Trust's operations would have any effect on the net asset value per unit or result in financial losses to any unitholder or shareholder.

      Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Service Units, Cash Management Shares or FST Service Shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and Investment Advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Service Units, Cash Management Shares or FST Service Shares.

      The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Plans or the related Service Agreements, most recently voted to approve the Service Plans and Service Agreements at a meeting called for the purpose of voting on such Service Plans and Service Agreements on April 27, 1999. The ILA Service Plan and FST Service Plan and Service Agreements will remain in effect until May 1, 2000, and the Cash Management Service Plan and Service Agreement will remain in effect until April 30, 2000. The Service Plans and Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

      A Service Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Service Unitholders, Cash Management Shareholders or FST Service Shareholders of the affected Series, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Service Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding ILA Service Units, Cash Management Shareholders or FST Service Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding ILA Service Units, Cash Management Shareholders or FST Service Shares of the affected Series on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. As long as the Service Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Plans will benefit the Series and holders of ILA Service Units, Cash Management Shares and FST Service Shares of such Series.

                         DISTRIBUTION AND SERVICE PLANS

      Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted distribution and service plans pursuant to Rule 12b-1 under the Act with respect to ILA Class B and Class C Units on behalf of the ILA Prime Obligations Portfolio (the "Distribution and Service Plans").

      The Distribution and Service Plans were most recently approved on April 27, 1999 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Distribution and Service Plans, cast in person at a meeting called for the purpose of approving the Distribution and Service Plans.

      The compensation payable under the Distribution and Service Plans may not exceed 0.75% per annum of the average daily net assets attributable to ILA Class B and Class C Units, respectively, of the ILA Prime Obligations Portfolio.

      Under the Distribution and Service Plans for ILA Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to ILA Class B or Class C Units.

      The Distribution and Service Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. The distribution fees received by Goldman Sachs under the Distribution and Service Plans and contingent deferred sales charges on ILA Class B Units may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of ILA Class B Units. Goldman Sachs may also pay up to the entire amount of its fee under the Class C Distribution and Service Plan to Service Organizations or other institutions for providing services in connection with the sale of Class C Units. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing ILA Class B Units and Class C Units. If such fees exceed Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements.

      For the fiscal year ended December 31, 1998, the amount of distribution and service fees paid by the ILA Prime Obligation Portfolio's Class B Shares to Goldman Sachs was $59,917. For the fiscal year ended December 31, 1998, the amount of distribution and service fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $43,200.

      For the fiscal year ended December 31, 1997, the amount of distribution fees paid by the ILA Prime Obligations Portfolio's Class B Shares to Goldman Sachs was $4,635. For the fiscal year ended December 31, 1997, the amount of services fees paid by the ILA Prime Obligations Portfolio's Class B Shares to Goldman Sachs was $1,545.

      For the fiscal year ended December 31, 1997, the amount of distribution fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $784. For the fiscal year ended December 31, 1997, the amount of service fees paid by the ILA Prime Obligations Portfolio's Class C Shares to Goldman Sachs was $261.

      During the fiscal year ended December 31, 1998, Goldman Sachs incurred the following expenses in connection with distribution activities under the Distribution and Service Plan of the ILA Prime Obligations Portfolio with respect to ILA Class B Units and ILA Class C Units, respectively: compensation to dealers, $35,929 and $18,147; compensation and expenses of the Distributor and its sales personnel, $1,324 and $511; allocable overhead, telephone and travel expenses, $1,061 and $409; printing and mailing of prospectuses to other than current unit holders, $69 and $27; and preparation and distribution of sales literature and advertising, $245 and $95. These amounts reflect expenses incurred by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Distribution and Service Plan. The payments under the Distribution and Service Plan were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis. Compensation to dealers includes advance commissions paid to dealers of 4% on ILA Class B Units and 1% on ILA Class C Units which are considered deferred assets and amortized over a period of 6 years with respect to ILA Class B units and 1 year with respect to ILA Class C Units. The amounts presented above reflect amortization expense recorded during the period presented.

      The Distribution and Service Plans will remain in effect from year to year, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution and Service Plans. The Distribution and Service Plans may not be amended to increase materially the amount of distribution compensation described therein as to a particular Portfolio without approval of a majority of the outstanding Class B or Class C Unitholders, of the affected Portfolio and Unit class. All material amendments to the Distribution and Service Plans must also be approved by the Trustees of the Trust in the manner described above. The Distribution and Service Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the Class B or Class C Units, of the applicable Portfolio. If the Distribution and Service Plans were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Portfolios would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. So long as the Distribution and Service Plans are in effect, the selection and nomination of non-interested Trustees will be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Distribution and Service Plans will benefit the applicable Portfolios and their respective Unitholders.

      Distribution Plan. As described in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Act with respect to Cash Management Shares on behalf of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio (the "Cash Management Shares Distribution Plan").

      The Distribution Plan was most recently approved on April 27, 1999 on behalf of the Trust by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for the purpose of approving the Distribution Plan.

      The compensation payable under the Cash Management Shares Distribution Plan with respect to the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio may not exceed 0.50% per annum of the average daily net assets attributable to Cash Management Shares of such ILA Portfolio. Goldman Sachs may modify or discontinue such waivers and limitation in the future at its discretion.

      For the fiscal year ended December 31, 1998, the amount of distribution fees paid by the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio to Goldman Sachs pursuant to the Cash Management Shares Distribution Plan was $0, $0, $0, $0, $0 and $0, respectively.

      Goldman Sachs may pay up to the entire amount of its fee under the Distribution Plan to Service Organizations or other institutions for providing services in connection with the sale of Cash Management Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing Cash Management Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

      The Distribution Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Distribution Plan was terminated by the Trust's Board of Trustees and no successor plan were adopted, the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. However, Goldman Sachs does not intend to make expenditures for which it may be compensated under the Cash Management Shares Distribution Plan at a rate that materially exceeds the rate of compensation received under the Plan.

      The Distribution Plan will remain in effect from year to year, provided such continuance is approved annually by a majority vote of the Board of Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein as to a particular Portfolio without approval of a majority of the outstanding Cash Management Unitholders, as applicable, of that Portfolio. All material amendments to the Distribution Plan must also be approved by the Board of Trustees of the Trust in the manner described above. The Distribution Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the Cash Management Units, as applicable, of the applicable Portfolio. So long as the Distribution Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Distribution Plan will benefit the applicable Portfolios and their respective Unitholders.

                                   APPENDIX A

Short-Term Debt Credit Ratings

            A Standard & Poor's short-term issue credit rating is generally a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for short-term debt:

            "A-1" - The highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

            "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

            Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial short-term debt:

            "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

            "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            Duff & Phelps short-term credit ratings apply to obligations with maturities of under one year and are consistent with the rating criteria used by money market participants. Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for short-term debt:

            "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

            "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

            "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            Fitch IBCA short-term ratings apply to debt obligations that have a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

            "F1" - The highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

            "F2" - Good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

            "TBW-1" - The highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

            "TBW-2" - The second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

Corporate and Municipal Long-Term Debt Ratings

            The following summarizes the ratings used by Standard & Poor's for corporate and municipal long-term debt (ratings from "AA" through "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories):

            "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt (Numerical modifiers 1, 2 and 3 are applied in each generic rating classification from "Aa" through "Baa". The modifier indicates that the obligations ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category):

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt (The "AA," "A," and "BBB", ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories):

            "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

            "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

            "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

            The following summarizes the ratings used by Fitch IBCA for corporate and municipal long-term debt (Ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories):

            "AAA" - Highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            "AA" - Very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            "A" - High credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            "BBB" - Good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

            The following summarizes the rating categories used by Thomson Financial BankWatch for long-term debt ratings (The ratings may include a plus (+) or minus (-) sign designation which indicates where, within the respective category the issue is placed):

            "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

            "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

            "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Additional Municipal Note Ratings

            A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            Fitch IBCA and Duff & Phelps use the short-term ratings described under Short-Term Debt Credit Ratings for municipal notes.

                                   APPENDIX B

                   BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

      Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

      Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

      Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

      We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

      We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

      We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

      We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find the limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

      We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

      The dedication of our people to the firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

      Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

      We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

      We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

      We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

      Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

      Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

       GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

      Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

      o With thirty-seven offices worldwide Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

      o The number one underwriter of all international equity issues from 1989-1997.

      o The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).*

      o The number one lead manager for initial public offerings (IPOs) worldwide (1989-1997).

----------

* Source: Securities Data Corporation. Common stock ranking excludes REITs, Investment Trusts and Rights.

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869          Marcus Goldman opens Goldman Sachs

1890          Dow Jones Industrial Average first published

1896          Goldman, Sachs & Co. joins New York Stock Exchange

1906 Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

              Dow Jones Industrial Average tops 100

1925 Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956 Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970          Goldman, Sachs & Co. opens London office

1972          Dow Jones Industrial Average breaks 1000

1981          Enters money market mutual fund business for institutional clients

1986          Goldman, Sachs & Co. takes Microsoft public

1988          Goldman Sachs Asset Management is formally established

1991 Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995 Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

              Dow Jones Industrial Average breaks 5000

1996          Goldman, Sachs & Co. takes Deutsche Telekom public

              Dow Jones Industrial Average breaks 6000

1997          Dow Jones Industrial Average breaks 7000

              Goldman Sachs Asset Management increases assets under management by 100% over 1996

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under management

              Dow Jones Industrial Average breaks 9000

1999          Goldman Sachs becomes a public company.

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                 SERVICE SHARES
                              INSTITUTIONAL SHARES

                           GOLDMAN SACHS BALANCED FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                     GOLDMAN SACHS CORE LARGE CAP VALUE FUND
                       GOLDMAN SACHS CORE U.S. EQUITY FUND
                    GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
                    GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
                  GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
                        GOLDMAN SACHS CAPITAL GROWTH FUND
                       GOLDMAN SACHS STRATEGIC GROWTH FUND
                     GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
                   GOLDMAN SACHS MID CAP VALUE FUND (FORMERLY,
                       GOLDMAN SACHS MID CAP EQUITY FUND)
                     GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS SMALL CAP VALUE FUND
                       GOLDMAN SACHS EUROPEAN EQUITY FUND
                       GOLDMAN SACHS JAPANESE EQUITY FUND
                   GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND
                    GOLDMAN SACHS REAL ESTATE SECURITIES FUND

                   (Equity Portfolios of Goldman Sachs Trust)

                                4900 Sears Tower
                          Chicago, Illinois 60606-6303

      This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of: Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Real Estate Securities Fund dated April 30, 1999 (the "Prospectuses"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

      The audited financial statements and related report of Arthur Andersen LLP, independent public accountants, for each Fund contained in each Fund's 1999 annual report (1998 annual report with respect to the Real Estate Securities
Fund) is incorporated herein by reference in the section "Financial Statements." No other portions of the Fund's Annual Report are incorporated by reference.

                             TABLE OF CONTENTS

                                                                         Page
                                                                         ----
INTRODUCTION ...........................................................  B-5
INVESTMENT POLICIES.....................................................  B-7
INVESTMENT RESTRICTIONS.................................................  B-47
MANAGEMENT .............................................................  B-50
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................  B-73
NET ASSET VALUE ........................................................  B-81
PERFORMANCE INFORMATION.................................................  B-83
SHARES OF THE TRUST.....................................................  B-94
TAXATION ...............................................................  B-99
FINANCIAL STATEMENTS....................................................  B-107
OTHER INFORMATION ......................................................  B-107
DISTRIBUTION AND SERVICE PLANS..........................................  B-109
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE,
      PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS...................  B-120
SERVICE PLAN ...........................................................  B-124
APPENDIX A (Description of Securties Ratings)......................  1-A
APPENDIX B (Business Principles of Goldman, Sachs & Co.)...........  1-B
APPENDIX C (Statement of Intention and Escrow Agreement)...........  1-C

The date of this Additional Statement is April 30, 1999 (as revised May 5, 1999)

GOLDMAN SACHS FUNDS MANAGEMENT, L.P.
Investment Adviser to:
Goldman Sachs CORE U.S. Equity Fund
Goldman Sachs Capital Growth Fund
One New York Plaza
New York, New York 10004

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser to:
Goldman Sachs Balanced Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs CORE Large Cap Value Fund
Goldman Sachs CORE Large Cap Growth Fund
Goldman Sachs CORE Small Cap Equity Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs CORE International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Real Estate Securities Fund
One New York Plaza
New York, New York 10004

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
Investment Adviser to:
Goldman Sachs International Equity Fund
Goldman Sachs European Equity Fund
Goldman Sachs Japanese Equity Fund
Goldman Sachs International Small Cap Fund
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Growth Fund
133 Peterborough Court
London, England EC4A 2BB

                     Toll free (in U.S.) . . . 800-621-2550

                                  INTRODUCTION

      Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The Trust is organized as a Delaware business trust, and is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs CORE Large Cap Value Fund ("CORE Large Cap Value Fund"), Goldman Sachs CORE U.S. Equity Fund ("CORE U.S. Equity Fund") (formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs CORE International Equity Fund ("CORE International Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Strategic Growth Fund ("Strategic Growth Fund"), Goldman Sachs Growth Opportunities Fund ("Growth Opportunities Fund"), Goldman Sachs Mid Cap Value Fund ("Mid Cap Value Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs Small Cap Value Fund ("Small Cap Value Fund"), Goldman Sachs European Equity Fund ("European Equity Fund"), Goldman Sachs Japanese Equity Fund ("Japanese Equity Fund"), Goldman Sachs International Small Cap Fund ("International Small Cap Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), Goldman Sachs Asia Growth Fund ("Asia Growth Fund") and Goldman Sachs Real Estate Securities Fund ("Real Estate Securities Fund") (collectively referred to herein as the "Funds"). As of the date of this Additional Statement, no shares of the Strategic Growth or Growth Opportunities Funds had been offered.

      The Funds, except the European Equity, Japanese Equity, International Small Cap, CORE Large Cap Value, CORE Large Cap Growth, CORE International Equity, Strategic Growth Fund, Growth Opportunities Fund, CORE Small Cap Equity and Real Estate Securities Funds, were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See "Shares of the Trust."

      Goldman Sachs Asset Management, ("GSAM") a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, CORE International Equity, Mid Cap Value, Small Cap Equity and Real Estate Securities Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as the Investment Adviser to the International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are sometimes referred to collectively herein as the "Investment Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

      The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectuses. See the Prospectuses for a fuller description of the Funds' investment objectives and policies. There is no assurance that a Fund will achieve its objective.

                               INVESTMENT POLICIES

      Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the "Act").

      Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

General Information Regarding All Funds.

      The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

      Value Style Funds. The Growth and Income Fund, Mid Cap Value Fund, Small Cap Value Fund and a portion of the equity portion of Balanced Fund are managed using a value oriented approach. (The equity portion of the Balanced Fund utilizes a blend of value and growth investment styles. See "Growth Style Funds" below). The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

      Growth Style Funds. The Capital Growth, Strategic Growth and Growth Opportunities Funds and a portion of the equity portion of the Balanced Fund are managed using a growth equity oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

      Quantitative Style Funds. CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the CORE Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

      Investment Process. The Investment Adviser begins with a broad universe of U.S. equity securities for CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for CORE International Equity Fund. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of an equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity securities based on research ratings obtained from other industry sources.

      In building a diversified portfolio for each CORE Equity Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

      Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity securities according to fundamental investment characteristics. The CORE U.S. Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for CORE International Equity Fund, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

      The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

      The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors);
(ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

      Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to under perform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

      By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Equity Fund seeks to capitalize on the strengths of each discipline.

      Other Information. Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index and the CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund's effective equity exposure close to 100%. CORE Small Cap Equity and CORE International Equity Funds may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

      Actively Managed International Funds. The International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the investment adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the investment adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

      Real Estate Securities Fund. The investment strategy of the Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. This process is comprised of real estate market research and securities analysis. The Fund's Investment Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate market, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The Investment Adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

Additional Information About Balanced Fund

      The investment objective of the Balanced Fund is to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities.

      Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. Balanced Fund offers a portfolio of equity and fixed-income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

      Fixed-Income Strategies Designed to Maximize Return and Manage Risk. GSAM's approach to managing the fixed-income portion of Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed-income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

      The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least BBB or Baa by a nationally recognized statistical ratings organization ("NRSRO"). The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

      GSAM seeks to manage fixed-income portfolio risk in a number of ways. These include diversifying the fixed-income portion of the Balanced Fund's portfolio among various types of fixed-income securities and utilizing sophisticated quantitative models to understand how the fixed-income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

      A number of investment strategies will be used in selecting fixed-income securities for the Fund's portfolio. GSAM's fixed-income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Investment Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Investment Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

      Market Sector Selection. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

      Issuer Selection. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers - those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the NRSROs upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

      Yield Curve Strategy. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

Additional Information About International Equity Fund

      International Equity Fund will seek to achieve its investment objective by investing primarily in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for the International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia and Eastern Europe."

      A Rigorous Process of Stock Selection. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because the International Equity Fund is a long-term holder of stocks, the portfolio managers adjust the Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

      Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Investment Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

      Within these industries the Investment Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

      GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

      The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAM's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

Corporate Debt Obligations

      Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

      The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital

Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

      Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

      Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

      The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

U.S. Government Securities

      Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are move volatile than the market prices of securities that pay interest periodically.

Bank Obligations

      Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds

      A Fund's investments in fixed-income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations.

Variable and Floating Rate Securities

      The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Custodial Receipts

      Each Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

Municipal Securities

      Balanced Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

      The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

      Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

Mortgage-Backed Securities

      General Characteristics. Each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

      The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

      Government Guaranteed Mortgage-Backed Securities. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

      A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

      Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration

("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

      Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

      Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

      Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

      Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

      The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

      Mortgage Pass-Through Securities. Each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

      The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

      Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

      Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

      Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

      Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

      Credit Enhancement. Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

      Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

      In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

      The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount.

Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

      Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

      Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

      Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

      Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

      Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

      Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

      CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

      CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      Stripped Mortgage-Backed Securities. Balanced and Real Estate Securities Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Inverse Floating Rate Securities

      Balanced and Real Estate Securities Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's 15% limitation on investments in such securities.

Asset-Backed Securities

      Each Fund (except the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in asset-backed securities. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

      Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

      Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Loan Participations

      Balanced Fund may invest in loan participations. Such loans must be to issuers in whose obligations Balanced Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

      Participation interests acquired by Balanced Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When Balanced Fund acts as co-lender in connection with a participation interest or when Balanced Fund acquires certain participation interests, Balanced Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where Balanced Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, Balanced Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, Balanced Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that Balanced Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the Balanced Fund will be regarded as illiquid.

      For purposes of certain investment limitations pertaining to diversification of the Balanced Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower.

However, in cases where the Balanced Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Balanced Fund and the borrower will be deemed issuers of a loan participation.

Futures Contracts and Options on Futures Contracts

      Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to a representative index. CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates. Each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. Balanced Fund may also use futures contracts to manage the term structure and duration of its fixed-income securities holdings in accordance with that Fund's investment objectives and policies.

      Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

      On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

      Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Other Considerations. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

      In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other future transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

      Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

      While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

      Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of a Fund's trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices

      Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

      A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

      Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

      A Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

      A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

      A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

      Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

      A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

      A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

      A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

      Yield Curve Options. Balanced and Real Estate Securities Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Balanced and Real Estate Securities Funds may purchase or write yield curve options for the same purposes as other options on securities. For example, each Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Balanced and Real Estate Securities Funds may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, a Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

      Yield curve options written by Balanced and Real Estate Securities Funds will be "covered." A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover a Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of such Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

      Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

      Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts

      Each Fund may invest in shares of REITs. The Real Estate Securities Fund expects that a substantial portion of its total assets will be invested in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

      Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights

      Each Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities

      Each Fund may invest in securities of foreign issuers. The Balanced, Growth and Income, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, MidCap Value, International Equity, Small Cap Value, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest in the aggregate up to 10%, 25%, 90%, 10%, 10%, 10%, 25%, 65%, 25%, 65%, 65%, 65%, 65%, 65% and
15%, respectively, of their total assets in foreign securities. With respect to the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds, equity securities of foreign issuers must be traded in the United States.

      Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

      Investing in foreign securities involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Balanced, Growth and Income, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, International Equity, Small Cap Value, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

      Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

      Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

      ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository receipts and the underlying securities are quoted. However, by investing in

Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

      As described more fully below, each Fund (except CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia and Eastern Europe," below.

      Investing in Emerging Countries, including Asia and Eastern Europe. CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including (for certain Funds) emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, and Real Estate Securities Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers.

      Each of the securities markets of the emerging countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

      Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

      Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging countries is subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

      Each of the emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets. A Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Certain Funds may seek investment opportunities within former "east bloc" countries in Eastern Europe. See "Fund Investment Objectives and Strategies" in the prospectus. All or a substantial portion of such investments may be considered "not readily marketable" for purposes of the limitation set forth below. For example, most Eastern European countries have had a centrally planned, socialist economy since shortly after World War II. The governments of a number of Eastern European countries currently are implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have any recent history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. To the extent a Fund invests in an issuer located (1) in a country which was formerly part of Yugoslavia, (2) in a country that shares a border with the former country of Yugoslavia, (3) in a country which is a member of the North Atlantic Treaty Organization ("NATO"), or (4) in other countries in Europe, such Fund could suffer investment losses as a result of the recent conflict between Serbia and members of NATO. The NATO bombing campaign and proposed oil embargo (if implemented) could adversely affect a Fund's investments. The extent to which this conflict may broaden and involve other countries such as Russia is unpredictable, and the impact this conflict may have on a Fund is uncertain.

      The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

      A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

      Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

      Investing in Japan. The Japanese Equity Fund invests in the equity securities of Japanese companies. Japan's economy, the second-largest in the world, has grown substantially over the last three decades. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. Profits have fallen sharply, unemployment has reached a historical high and consumer confidence is low. The banking sector continues to suffer from non-performing loans and this economy is subject to deflationary pressures. Numerous discount-rate cuts since its peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain.

      In addition to the cyclical downturn, Japan is suffering through structural adjustments. Like the Europeans, the Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.

      While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civic unrest, it is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

      Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and it is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. The strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

      Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

      Forward Foreign Currency Exchange Contracts. Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value and Real Estate Securities Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

      At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

      A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

      Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

      Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies.

      Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. The segregated assets will be marked-to-market on a daily basis. If the value of the segregated assets declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

      While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

      Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

      Writing and Purchasing Currency Call and Put Options. Each Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

      Options on currency may be used for either hedging or cross-hedging purposes, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

      A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

      A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

      A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

      In addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

      Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

      There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

      A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

      The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars

      Balanced, Real Estate Securities, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, Balanced and Real Estate Securities Funds may enter into mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment for the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

      A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

      A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

      The use of interest rate, mortgage, index, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

Convertible Securities

      Each Fund may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

Preferred Securities

      Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps

      Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

      A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds' potential exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

      A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

Lending of Portfolio Securities

      Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Investment Advisers to be of good standing, and when, in the judgment of the Investment Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Investment Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund (including the loan collateral).

When-Issued Securities and Forward Commitments

      Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

      Each Fund may invest in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies

      A Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies (including SPDRs) but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment Adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as Investment Adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Investment Adviser.

      SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of
(a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

      SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

      The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

      Each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements

      Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. CORE International Equity, International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Balanced Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

      For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

      The Investment Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

      In addition, a Fund, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

      A Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's outstanding shares.

      When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Mortgage Dollar Rolls

      When Balanced and Real Estate Securities Fund enters into a mortgage dollar roll, it will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date.

Portfolio Turnover

      Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                             INVESTMENT RESTRICTIONS

      The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

      A Fund may not:

            (1) Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

            (2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (other than the Goldman Sachs Real Estate Securities Fund, which will invest at least 25% or more of its total assets in the real estate industry) (excluding the U.S. Government or any of its agencies or instrumentalities).

            (3) Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

            (4) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

            (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

            (6) Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

            (7) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

            (8) Issue senior securities to the extent such issuance would violate applicable law.

      Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

      In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

      A Fund may not:

      (a) Invest in companies for the purpose of exercising control or management.

      (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

      (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

      (d)   Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

      The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

      Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                      Positions       Principal Occupation(s)
and Address                    with Trust        During Past 5 Years
-----------                    ----------      ---------------------

Ashok N. Bakhru, 57            Chairman        Chairman of the Board and
P.O. Box 143                   & Trustee       Trustee - Goldman Sachs Variable
Lima, PA  19037                                Insurance Trust (registered
                                               investment company) (since
                                               October 1997); President, ABN
                                               Associates (July 1994-March 1996
                                               and November 1998 to present);
                                               Executive Vice President Finance
                                               and Administration and Chief
                                               Financial Officer, Coty Inc.
                                               (manufacturer of fragrances and
                                               cosmetics) (April 1996-November
                                               1998); Senior Vice President of
                                               Scott Paper Company (until June
                                               1994); Director of Arkwright
                                               Mutual Insurance Company
                                               (1994-Present); Trustee of
                                               International House of
                                               Philadelphia (1989-Present);
                                               Member of Cornell University
                                               Council (1992-Present); Trustee
                                               of the Walnut Street Theater
                                               (1992-Present); Director, Private
                                               Equity Investors-III (since
                                               November 1998); Trustee, Citizens
                                               Scholarship Foundation of America
                                               (since 1998).

Name, Age                      Positions       Principal Occupation(s)
and Address                    with Trust        During Past 5 Years
-----------                    ----------      ---------------------

*David B. Ford, 53             Trustee         Trustee - Goldman Sachs Variable
One New York Plaza                             Insurance Trust (registered
New York, NY  10004                            investment company) (since
                                               October 1997); Director,
                                               Commodities Corp. LLC (futures
                                               and commodities traders) (since
                                               April 1997); Managing Director,
                                               J. Aron & Company (commodity
                                               dealer and risk management
                                               adviser) (since November 1996);
                                               Managing Director, Goldman Sachs
                                               & Co. Investment Banking Division
                                               (since November 1996); Chief
                                               Executive Officer and Director,
                                               CIN Management (investment
                                               adviser) (since August 1996);
                                               Chief Executive Officer &
                                               Managing Director and Director,
                                               Goldman Sachs Asset Management
                                               International (since November
                                               1995 and December 1994,
                                               respectively); Co-Head, Goldman
                                               Sachs Asset Management Division
                                               (since November 1995); Co-Head
                                               and Director, Goldman Sachs Funds
                                               Management Inc. (since November
                                               1995 and December 1994,
                                               respectively); Chairman and
                                               Director, Goldman Sachs Asset
                                               Management Japan Limited (since
                                               November 1994).

*Douglas C. Grip, 37           Trustee         Trustee and President - Goldman
One New York Plaza             & President     Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since October 1997); Managing
                                               Director, Goldman Sachs Asset
                                               Management Division (since
                                               November 1997); President,
                                               Goldman Sachs Fund Group (since
                                               April 1996); President, MFS
                                               Retirement Services Inc., of
                                               Massachusetts Financial Services
                                               (prior thereto).

Name, Age                      Positions       Principal Occupation(s)
and Address                    with Trust        During Past 5 Years
-----------                    ----------      ---------------------

*John P. McNulty, 46           Trustee         Trustee - Goldman Sachs Variable
One New York Plaza                             Insurance Trust (registered
New York, NY  10004                            investment company) (since
                                               October 1997); Managing Director,
                                               Goldman Sachs (since November
                                               1996); General Partner, J. Aron &
                                               Company (since November 1995);
                                               Director and Co-Head, Goldman
                                               Sachs Funds Management Inc.
                                               (since November 1995); Director,
                                               Goldman Sachs Asset Management
                                               International (since January
                                               1996); Co-Head, GSAM (November
                                               1995 to present); Director,
                                               Global Capital Reinsurance
                                               (insurance) (since 1989);
                                               Director, Commodities Corp. LLC
                                               (since April 1997); Limited
                                               Partner of Goldman Sachs (1994 -
                                               November 1995) and Trustee, Trust
                                               for Credit Unions (registered
                                               investment company) (since
                                               January 1996).

Name, Age                      Positions       Principal Occupation(s)
and Address                    with Trust        During Past 5 Years
-----------                    ----------      ---------------------

Mary P. McPherson, 63          Trustee         Trustee - Goldman Sachs Variable
The Andrew W. Mellon                           Insurance Trust (registered
Foundation                                     investment company) (since
140 East 62nd Street                           October 1997); Vice President
New York, NY  10021                            and Senior Program Officer, The
                                               Andrew W. Mellon Foundation
                                               (provider of grants for
                                               conservation, environmental and
                                               educational purposes) (since
                                               October 1997); President of Bryn
                                               Mawr College (1978-1997);
                                               Director, Smith College (since
                                               1998); Director, Josiah Macy, Jr.
                                               Foundation (health education
                                               programs) (since 1977); Director
                                               of the Philadelphia
                                               Contributionship (insurance)
                                               (since 1985); Director, Amherst
                                               College (1986-1998); Director,
                                               Dayton Hudson Corporation
                                               (general retailing merchandising)
                                               (1988-1997); Director, The
                                               Spenser Foundation (educational
                                               research) (since 1993); and
                                               member of PNC Advisory Board
                                               (banking) (since 1993).

*Alan A. Shuch, 49             Trustee         Trustee - Goldman Sachs Variable
One New York Plaza                             Insurance Trust (registered
New York, NY  10004                            investment company) (since
                                               October 1997); Limited Partner,
                                               Goldman Sachs (since December
                                               1994); Consultant to GSAM (since
                                               December 1994); Director, Chief
                                               Operating Officer and Vice
                                               President of Goldman Sachs Funds
                                               Management Inc. (from November
                                               1993 - November 1994); Chairman
                                               and Director, Goldman Sachs Asset
                                               Management - Japan Limited
                                               (November 1993 - November 1994);
                                               Director, Goldman Sachs Asset
                                               Management International
                                               (November 1993 - November 1994);
                                               General Partner, Goldman Sachs &
                                               Co. Investment Banking Division
                                               (December 1986 - November 1994).

Name, Age                      Positions       Principal Occupation(s)
and Address                    with Trust        During Past 5 Years
-----------                    ----------      ---------------------

Jackson W. Smart, Jr., 68      Trustee         Trustee - Goldman Sachs Variable
One Northfield Plaza, Suite                    Insurance Trust (registered
218                                            investment company) (since
Northfield, IL  60093                          October 1997); Chairman,
                                               Executive Committee and Director,
                                               First Commonwealth, Inc. (a
                                               managed dental care company)
                                               (since January 1996); Chairman
                                               and Chief Executive Officer, MSP
                                               Communications Inc. (a company
                                               engaged in radio broadcasting)
                                               (October 1988 December 1997);
                                               Director, Federal Express
                                               Corporation (NYSE) (since 1976);
                                               Director, Evanston Hospital
                                               Corporation (since 1980).

William H. Springer, 69        Trustee         Trustee - Goldman Sachs Variable
701 Morningside Drive                          Insurance Trust (registered
Lake Forest, IL  60045                         investment company) (since
                                               October 1997); Director, The
                                               Walgreen Co. (a retail drug store
                                               business) (since April 1988);
                                               Director of Baker, Fentress & Co.
                                               (a closed-end, non-diversified
                                               management investment company)
                                               (April 1992 - present); Chairman
                                               and Trustee, Northern
                                               Institutional Funds (since April
                                               1984).

Name, Age                      Positions       Principal Occupation(s)
and Address                    with Trust        During Past 5 Years
-----------                    ----------      ---------------------

Richard P. Strubel, 59         Trustee         Trustee - Goldman Sachs Variable
737 N. Michigan Ave., Suite                    Insurance Trust (registered
1405                                           investment company) (since
Chicago, IL  60611                             October 1997); Director, Gildan
                                               Activewear Inc. (since February
                                               1999); Director of Kaynar
                                               Technologies Inc. (since March
                                               1997); Managing Director, Tandem
                                               Partners, Inc. (since 1990);
                                               President and Chief Executive
                                               Officer, Microdot, Inc. (a
                                               diversified manufacturer of
                                               fastening systems and
                                               connectors) (January 1984 -
                                               October 1994); Trustee, Northern
                                               Institutional Funds (since
                                               December 1982).

*Nancy L. Mucker, 49           Vice President  Vice President - Goldman Sachs
4900 Sears Tower                               Variable Insurance Trust
Chicago, IL  60606                             (registered investment company)
                                               (since 1997); Vice President,
                                               Goldman Sachs (since April 1985);
                                               Co-Manager of Shareholder
                                               Servicing of Goldman Sachs Asset
                                               Management (since November 1989).

*John M. Perlowski, 34         Treasurer       Treasurer - Goldman Sachs
One New York Plaza                             Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Vice President,
                                               Goldman Sachs (since July 1995);
                                               Banking Director, Investors Bank
                                               and Trust (November 1993 - July
                                               1995).

*James A. Fitzpatrick, 39      Vice President  Vice President - Goldman Sachs
4900 Sears Tower                               Variable Insurance Trust
Chicago, IL  60606                             (registered investment company)
                                               (since October 1997); Vice
                                               President, Goldman Sachs (sine
                                               1998); Vice President of GSAM
                                               (since April 1997); Vice
                                               President and General Manager,
                                               First Data Corporation Investor
                                               Services Group (1994 to 1997).

Name, Age                      Positions       Principal Occupation(s)
and Address                    with Trust        During Past 5 Years
-----------                    ----------      ---------------------

*Jesse Cole, 35                Vice President  Vice President - Goldman Sachs
4900 Sears Tower                               Variable Insurance Trust
Chicago, IL  60606                             (registered investment company)
                                               (since 1998); Vice President,
                                               GSAM (June 1998 to Present);
                                               Vice President, AIM Management
                                               Group, Inc. (investment advisor)
                                               (April 1996-June 1998);
                                               Assistant Vice President, The
                                               Northern Trust Company (June
                                               1987-April 1996)

*Philip V. Giuca, Jr., 37      Assistant       Assistant Treasurer - Goldman
One New York Plaza             Treasurer       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Vice President,
                                               Goldman Sachs (May 1992-Present).

*Dee Moran, 33                 Assistant       Assistant Treasurer - Goldman
One New York Plaza             Treasurer       Sachs Variable Insurance Trust
New York, NY 10004                             (registered investment company)
                                               (since 1999); Vice President,
                                               Mutual Fund Administration, GSAM
                                               (since 1995).

*Adrien Deberghes, 31          Assistant       Assistant Treasurer - Goldman
One New York Plaza             Treasurer       Sachs Variable Insurance Trust
New York, NY 10004                             (registered investment company)
                                               (since 1999); Vice President,
                                               Mutual Fund Administration, GSAM
                                               (since 1998). Senior Associate
                                               GSAM (1997-1998)

*Anne Marcel, 40               Vice President  Vice President - Goldman Sachs
4900 Sears Tower                               Variable Insurance Trust
Chicago, IL  60606                             (registered investment company)
                                               (since 1998); Vice President,
                                               GSAM (June 1998-Present); Vice
                                               President, Stein Roe & Farnham,
                                               Inc. (October 1992-June 1998).

*Michael J. Richman, 38        Secretary       Secretary - Goldman Sachs
85 Broad Street                                Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); General Counsel of
                                               the Funds Group of GSAM (since
                                               December 1997); Associate General
                                               Counsel of GSAM (February 1994 -
                                               December 1997); Counsel to the
                                               Funds Group, GSAM (June 1992 to
                                               December 1997); Associate General
                                               Counsel, Goldman Sachs (since
                                               December 1998); Vice President of
                                               Goldman Sachs (since June 1992);
                                               and Assistant General Counsel of
                                               Goldman Sachs (June 1992 to
                                               December 1998).

Name, Age                      Positions       Principal Occupation(s)
and Address                    with Trust        During Past 5 Years
-----------                    ----------      ---------------------

*Howard B. Surloff, 33         Assistant       Assistant Secretary - Goldman
85 Broad Street                Secretary       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Assistant General
                                               Counsel, GSAM and Associate
                                               General Counsel to the Funds
                                               Group (since December 1997);
                                               Assistant General Counsel and
                                               Vice President, Goldman Sachs
                                               (since November 1993 and May
                                               1994, respectively); Counsel to
                                               the Funds Group, GSAM (November
                                               1993 - December 1997); Associate
                                               of Shereff, Friedman, Hoffman &
                                               Goodman (October 1990 to November
                                               1993).

*Valerie A. Zondorak, 33       Assistant       Assistant Secretary - Goldman
85 Broad Street                Secretary       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Assistant General
                                               Counsel, GSAM and Assistant
                                               General Counsel to the Funds
                                               Group (since December 1997); Vice
                                               President and Counsel, Goldman
                                               Sachs (since March 1997); Counsel
                                               to the Funds Group, GSAM (March
                                               1997 -December 1997); Associate
                                               of Shereff, Friedman, Hoffman &
                                               Goodman (September 1990 to
                                               February 1997).

*Deborah A. Farrell, 27        Assistant       Assistant Secretary - Goldman
85 Broad Street                Secretary       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Legal Products
                                               Analyst, Goldman Sachs (since
                                               December 1998); Legal Assistant,
                                               Goldman Sachs (January
                                               1996-December 1998); Assistant
                                               Secretary to the Funds Group
                                               (1996 to present); Executive
                                               Secretary, Goldman Sachs (January
                                               1994 - January 1996); Legal
                                               Secretary, Cleary, Gottlieb,
                                               Steen and Hamilton (September
                                               1990 to January 1994).

Name, Age                      Positions       Principal Occupation(s)
and Address                    with Trust        During Past 5 Years
-----------                    ----------      ---------------------

*Kaysie P. Uniacke, 38         Assistant       Assistant Secretary - Goldman
One New York Plaza             Secretary       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Managing Director,
                                               GSAM (since 1997); Vice President
                                               and Senior Portfolio Manager,
                                               GSAM (1988 to 1997).

*Elizabeth D. Anderson, 29     Assistant       Assistant Secretary - Goldman
One New York Plaza             Secretary       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Portfolio Manager,
                                               GSAM (since April 1996); Junior
                                               Portfolio Manager, GSAM (1995
                                               April 1996); Funds Trading
                                               Assistant, GSAM (1993 - 1995);
                                               Compliance Analyst, Prudential
                                               Insurance (1991 - 1993).

*Amy E. Belanger, 29           Assistant       Assistant Secretary - Goldman
85 Broad Street                Secretary       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1999); Counsel, Goldman
                                               Sachs (since 1998); Associate,
                                               Dechert Price & Rhoads,
                                               (September 1996-1998).

Each interested Trustee and officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of May 5, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

      The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended January 31, 1999:

                                Aggregate              Pension or Retirement Benefits             Total Compensation from Goldman
                              Compensation               Accrued as Part of Funds'               Sachs Trust and the Goldman Sachs
Name of Trustee              from the Funds/2/                   Expenses                      fund complex (including the Funds)/3/
---------------              ---------------         ----------------------------------         -----------------------------------
Ashok N. Bakhru/1/              $28,888                             $0                                        $112,566
David B. Ford                         0                              0                                               0
Douglas C. Grip                       0                              0                                               0
John P. McNulty                       0                              0                                               0
Mary P. McPherson                21,848                              0                                          86,375
Alan A. Shuch                         0                              0                                               0
Jackson W. Smart                 20,201                              0                                          86,375
William H. Springer              20,201                              0                                          86,375
Richard P. Strubel               20,201                              0                                          86,375

----------
/1/ Includes compensation as Chairman of the Board of Trustees.

/2/ Reflects amount paid by the Funds during the one year period ended January 31, 1999. The Real Estate Securities Fund's most recent fiscal year ended December 31, 1998.

/3/ The Goldman Sachs Fund complex consists of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 45 mutual funds, including 17 equity funds, on January 31, 1999. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds on January 31, 1999.

      Class A Shares of the Fund may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including rehired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals. The sales load waivers are due to the nature of the investors and the reduced sales effort that is needed to obtain such investments.

Management Services

      As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as Investment Adviser to CORE U.S. Equity and Capital Growth Funds. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as Investment Adviser to Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, CORE International Equity, Real Estate Securities, Mid Cap Value and Small Cap Value Funds. GSAMI, 133 Petersborough Court, London, England EC4A 2BB serves as Investment Adviser to International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. GSAMI is also an affiliate of Goldman Sachs. See "Service Providers" in the Funds' Prospectus for a description of the applicable Investment Adviser's duties to the Funds.

      The Goldman Sachs Group, L.P., which controls the Funds' investment advisers, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc.

      Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

      The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately

2,200 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Advisers.

      For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

      In managing the Funds, the Investment Advisers have access to Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

      In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International Equity, International Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds), the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

      The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as Investment Advisers, may render similar services to others as long as the services under the Management Agreements are not impaired thereby. The Strategic Growth, Growth Opportunities, CORE Large Cap Value, European Equity, Japanese Equity and International Small Cap Funds' management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreement on April 28, 1999, April 28, 1999, November 3, 1998, July 22, 1998, April 23, 1998
and April 23, 1998, respectively. The CORE Small Cap Equity, CORE International Equity and Real Estate Securities Funds' Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreements, on July 22, 1997. The CORE Large Cap

Growth and Emerging Markets Equity Funds' Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreements, on April 23, 1997. The Funds' Management Agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 27, 1999. These arrangements were most recently approved by the shareholders of each Fund (other than Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets Equity, Real Estate Securities, Japanese Equity, International Small Cap and European Equity Funds) on April 21, 1997. The sole shareholder of the Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets Equity, Real Estate Securities, Japanese Equity, International Small Cap and European Equity Funds approved these arrangements on April 29, 1999, April 29, 1999, November 3, 1998, April 30, 1997, July 21, 1997, July 21, 1997, January
28, 1997, July 21, 1997, April 23, 1998, April 23, 1998 and July 22, 1998,
respectively. Each Management Agreement will remain in effect until June 30, 2000 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

      Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days' written notice to the Trust.

      Pursuant to the Management Agreements the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund's average daily net assets. In addition, as of the date of this Additional Statement the Investment Advisers were voluntarily limiting their management fees for certain funds to the annual rates also listed below:

                                          Management             Management
                                          With Fee               Without Fee
Fund                                      Limitations            Limitations
----                                      -----------            -----------

GSAM
Balanced Fund                             0.65%                  0.65%
Growth and Income Fund                    0.70%                  0.70%
CORE Large Cap Value Fund                 0.60%                  0.60%
CORE Large Cap Growth Fund                0.60%                  0.75%
CORE Small Cap Equity Fund                0.85%                  0.85%
Strategic Growth Fund                     1.00%                  1.00%
Growth Opportunities Fund                 1.00%                  1.00%
CORE International Equity Fund            0.85%                  0.85%
Mid Cap Value Fund                        0.75%                  0.75%
Small Cap Value Fund                      1.00%                  1.00%
Real Estate Securities Fund               1.00%                  1.00%

GSFM
CORE U.S. Equity Fund                     0.70%                  0.75%
Capital Growth Fund                       1.00%                  1.00%

GSAMI
International Equity Fund                 1.00%                  1.00%
European Equity                           1.00%                  1.00%
Japanese Equity Fund                      1.00%                  1.00%
International Small Cap Fund              1.20%                  1.20%
Emerging Markets Equity Fund              1.20%                  1.20%
Asia Growth Fund                          1.00%                  1.00%

      GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion.

      Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements. Effective May 1, 1997, the services under such agreements were combined in the management agreement. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements are identical to the services and fees under the management agreement.

      For the last three fiscal years the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows (with and without the fee limitations that were then in effect):

                                               1999                              1998                            1997
                                   ============================      ============================      ==========================
                                   With Fee         Without Fee      With Fee         Without Fee      With Fee       Without Fee
                                   Limitations      Limitations      Limitations      Limitations      Limitations    Limitations
                                   -----------      -----------      -----------      -----------      -----------    -----------
Balanced Fund                      $ 1,609,311      $ 1,609,311      $   870,444      $   870,844      $   402,183    $   402,183
Growth and Income Fund              13,527,887       13,527,887        7,740,380        7,740,380        3,541,318      3,541,318
CORE Large Cap Value Fund/1/            12,245           12,245              N/A              N/A              N/A            N/A
CORE U.S. Equity Fund                5,691,415        6,647,941        3,087,383        3,924,639        1,667,381      2,119,552
CORE Large Cap Growth Fund/1/        1,658,095        2,072,619          182,628          228,283              N/A            N/A
CORE Small Cap Equity Fund/1/          730,302          769,013           65,418           74,140              N/A            N/A
CORE International Equity Fund/1/    1,810,772        1,890,475           51,031           57,835              N/A            N/A
Capital Growth Fund                 17,460,353       17,460,353       10,913,224       10,913,224        8,697,265      8,697,265
Strategic Growth Fund/2/                   N/A              N/A              N/A              N/A              N/A            N/A
Growth Opportunities Fund/2/               N/A              N/A              N/A              N/A              N/A            N/A
Mid Cap Value Fund                   2,953,154        2,953,154        1,653,946        1,653,946          964,945        964,945
International Equity Fund            9,243,090        9,814,989        6,772,826        7,525,362        4,124,076      4,638,203
Small Cap Value Fund                 4,417,249        4,417,249        3,206,411        3,206,411        2,130,703      2,130,703
European Equity Fund/1/                171,505          171,505              N/A              N/A              N/A            N/A
Japanese Equity Fund/1/                118,094          122,901              N/A              N/A              N/A            N/A
International Small Cap Fund/1/        280,977          287,765              N/A              N/A              N/A            N/A
Emerging Market Equity Fund/1/       1,454,673        1,519,721           31,937           34,840              N/A            N/A
Asia Growth Fund                       736,821          808,815        1,874,193        2,179,299        2,221,857      2,583,555

1 The CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, European Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, October 1, 1998, May 1, 1998, May 1,
1998 and December 15, 1997, respectively.

2 During the fiscal years ended January 31, 1999, 1998 and 1997, no Shares of the Strategic Growth or Growth Opportunities Funds had been offered.

      During the period July 27, 1998 (commencement of operations) through December 31, 1998, the Real Estate Securities Fund incurred $82,560 and $82,560 (with and without fee limitations then in effect, respectively) in combined investment advisory and administration fees.

      Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

      Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

      Goldman Sachs and its affiliates, including, without limitation, the Investment Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

      From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

      In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Advisers in managing the Funds.

      The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

      The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

      An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

      In addition, certain principals and certain of the employees of the Investment Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

      Each Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

      Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

      From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

      It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

Distributor and Transfer Agent

      Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares. No Class C Shares were outstanding during the fiscal year ended January 31, 1997.

      Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

                                        1999            1998            1997
                                        ====            ====            ====

Balanced Fund/1/                     $  328,147      $  387,000      $   94,000
Growth and Income Fund/1/             1,625,895       2,405,000         555,000
CORE Large Cap Value Fund/2/              1,035             N/A             N/A
CORE U.S. Equity Fund/1/                516,723         566,000         380,000
CORE Large Cap Growth Fund/3/           360,931         129,000             N/A
CORE Small Cap Equity Fund/4/           120,911          49,000             N/A
CORE International Equity Fund/4/        93,771          24,000             N/A
Capital Growth Fund/1/                1,625,245         743,000         323,000
Strategic Growth Fund/5/                    N/A             N/A             N/A
Growth Opportunities Fund/5/                N/A             N/A             N/A
Mid Cap Value Fund/4/                   403,632         704,000             N/A
International Equity Fund/1/          1,226,623       1,091,000       1,563,000
Small Cap Value Fund/1/                 595,864         662,000         219,000
European Equity/6/                      433,970             N/A             N/A
Japanese Equity Fund/6/                   5,020             N/A             N/A
International Small Cap Fund/6/         267,136             N/A             N/A
Emerging Market Equity Fund/7/          495,353         107,000             N/A
Asia Growth Fund/1/                     133,988         414,000       1,397,000

----------

/1/ Prior to May 1, 1996 and August 15, 1997, Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Value and Asia Growth Funds had not sold Class B and Class C Shares, respectively.

/2/ CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997, May 1, 1997 and August 15, 1997, CORE Large Cap Growth Fund had not sold Class A, Class B and Class C Shares, respectively.

/4/ Prior to August 15, 1997, CORE Small Cap Equity, CORE International Equity and Mid Cap Value Funds had not sold Class A, Class B or Class C Shares.

/5/ During the fiscal years ended January 31, 1999, 1998 and 1997, no shares of the Strategic Growth or Growth Opportunities Funds were offered.

/6/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, the European Equity, Japanese Equity and International Small Cap Funds had not sold Class A, Class B or Class C Shares.

/7/ Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold Class A, Class B or Class C Shares.

      During the period July 27, 1998 (commencement of operations) through December 31, 1998, Goldman Sachs retained approximately $125,000 in combined commissions on sales of the Real Estate Securities Fund's Class A, Class B and Class C shares.

      Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an ongoing basis, to 0.04% of average daily net assets with respect to each Fund's Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund's Class A, Class B and Class C Shares.

      As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the last three fiscal years from each Fund then in existence as follows under the fee schedules then in effect:

                                          Class A, B and C         Class A and B
                                          ================         =============
                                        1999            1998            1997
                                        ====            ====            ====

Balanced Fund/1/                     $  415,314      $  240,869      $  148,576
Growth and Income Fund/1/             2,847,724       1,545,495         870,527
CORE Large Cap Value Fund/2/                478             N/A             N/A
CORE U.S. Equity Fund/1/              1,026,711         483,534         319,246
CORE Large Cap Growth Fund/3/           297,884         107,944             N/A
CORE Small Cap Equity Fund/4/           169,333          62,625             N/A
CORE International Equity Fund/4/       107,285          36,474             N/A
Capital Growth Fund/1/                2,429,326         992,678         908,310
Strategic Growth Fund/5/                    N/A             N/A             N/A
Growth Opportunities Fund/5/                N/A             N/A             N/A
MidCap Value Fund/4/                    227,387         142,558             N/A
International Equity Fund/1/          1,276,567         860,719         586,243
Small Cap Value Fund/1/                 686,997         595,479         511,883
European Equity/6/                       25,506             N/A             N/A
Japanese Equity Fund/6/                  23,737             N/A             N/A
International Small Cap Fund/6/          39,575             N/A             N/A
Emerging Markets Equity Fund/7/         131,048           1,907             N/A
Asia Growth Fund/1/                     260,032         370,233         385,114

                                                    Institutional Shares                                 Service Shares
                                     ----------------------------------------------       ------------------------------------------
                                       1999                1998               1997         1999               1998             1997
                                       ====                ====               ====         ====               ====             ====
Balanced Fund/1/                     $ 10,146             $  N/A            $   N/A       $  246             $  N/A           $ N/A
Growth and Income Fund/1/              65,822              2,593                 15        4,575              5,033             488

                                                    Institutional Shares                                 Service Shares
                                     ----------------------------------------------       ------------------------------------------
                                       1999                1998               1997         1999               1998             1997
                                       ====                ====               ====         ====               ====             ====
CORE Large Cap Value Fund/2/              716                N/A                N/A            0                N/A             N/A
CORE U.S. Equity Fund/1/               47,585                  0                N/A        1,735                  0             N/A
CORE Large Cap Growth Fund/3/          95,848                 49                N/A          490                 21             N/A
CORE Small Cap Equity Fund/4/          99,495                  0                N/A           31                  0             N/A
CORE International Equity Fund/4/     181,201                  0                N/A            8                  0             N/A
Capital Growth Fund/1/                  7,002                683                N/A          612                  0             N/A
Strategic Growth Fund/5/                  N/A                N/A                N/A          N/A                N/A             N/A
Growth Opportunities Fund/5/              N/A                N/A                N/A          N/A                N/A             N/A
Mid Cap Value Fund/4/                 189,538             74,315             51,464           60                  1             N/A
International Equity Fund/1/           15,221                  0                N/A          596                  0             N/A
Small Cap Value Fund/1/                 6,745              2,674                N/A           47                  0             N/A
European Equity/6/                      1,490                N/A                N/A            0                N/A             N/A
Japanese Equity Fund/6/                33,786                N/A                N/A            5                N/A             N/A
International Small Cap Fund/6/        40,115                N/A                N/A            4                N/A             N/A
Emerging Markets Equity Fund/7/        32,313                617                N/A           44                  0             N/A
Asia Growth Fund/1/                       406                  0                N/A          N/A                  0             N/A

----------

/1/ Prior to May 1, 1996 and August 15, 1997, Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Value, and Asia Growth Funds had not sold Class B and Class C Shares, respectively. Prior to August 15, 1997, Balanced Fund had not sold Institutional Shares or Service Shares; prior to June 3, 1996 and March 6, 1996, Growth and Income Fund had not sold Institutional and Service Shares, respectively; prior to June 7, 1996 CORE U.S. Equity Fund had not sold Service Shares; prior to August 15, 1997 neither Capital Growth Fund nor Small Cap Value Fund had sold Institutional or Service Shares; prior to February 7, 1996 and March 3, 1996, International Equity Fund had not sold Institutional or Service Shares, respectively; and prior to February 2, 1996 Asia Growth Fund had not sold Institutional Shares; Asia Growth Fund had not sold Service Shares as of January 31, 1999.

/2/ The CORE Large Cap Value Fund commenced operations on December 31 1998.

/3/ Prior to May 1, 1997, May 1, 1997, August 15, 1997, May 1, 1997 and May 1,
1997 CORE Large Cap Growth Fund had not sold Class A, Class B, Class C, Institutional or Service Shares, respectively.

/4/ Prior to August 15, 1997, CORE Small Cap Equity and CORE International Equity Funds had not sold Class A, Class B, Class C, Institutional or Service Shares. Mid Cap Value Fund had not sold Class A, Class B or Class C Shares prior to August 18, 1997 or Service Shares prior to July 18, 1997.

/5/ During the fiscal years ended January 31, 1999, 1998 and 1997, no shares of the Strategic Growth or Growth Opportunities Funds were offered.

/6/ Prior to October 1, 1998, May 1, 1998, May 1, 1998, European Equity, Japanese Equity and International Small Cap Funds had not sold Class A, Class B, Class C, Institutional or Service Shares.

/7/ Prior to December 15, 1997, Emerging Markets Equity Fund had not sold Class A, Class B, Class C, Institutional or Service Shares.

      During the period July 27, 1998 (commencement of operations) through December 31, 1998, Goldman Sachs received fees of $1,133, $3,064 and $0 from the Real Estate Securities Fund's Class A, B and C shares; Institutional shares and Service shares, respectively, as compensation for its services rendered to the Fund as transfer agent and the assumption by Goldman Sachs of expenses related thereto.

      The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

      The Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees paid to Service Organizations, the fees and expenses of the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution and service plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution and service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

      The imposition of the Investment Adviser's fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of is fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

      The Investment Advisers voluntarily have agreed to reduce or limit certain "Other Expenses" (excluding management, distribution and service fees, transfer agency fees, service share fees, taxes, interest, brokerage, and litigation, indemnification and other extraordinary expenses) for the following Funds to the extent such expenses exceed the following percentage of average daily net assets:

                                                                  Other
                                                                  Expenses
                                                                  --------
      Balanced Fund                                               0.01%
      Growth and Income Fund                                      0.05%
      CORE Large Cap Value Fund                                   0.00%
      CORE U.S. Equity Fund                                       0.00%

      CORE Large Cap Growth Fund                                  0.00%
      CORE Small Cap Equity Fund                                  0.04%
      CORE International Equity Fund                              0.12%
      Capital Growth Fund                                         0.00%
      Strategic Growth Fund                                       0.00%
      Growth Opportunities Fund                                   0.00%
      Mid Cap Value Fund                                          0.10%
      Small Cap Value Fund                                        0.06%
      International Equity Fund                                   0.10%
      European Equity Fund                                        0.10%
      Japanese Equity Fund                                        0.01%
      International Small Cap Fund                                0.16%
      Emerging Markets Equity Fund                                0.15%
      Asia Growth Fund                                            0.16%
      Real Estate Securities Fund                                 0.00%

      Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

      Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Investment Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

      For the last three fiscal years the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

                                         1999            1998          1997
                                         ====            ====          ====

Balanced Fund/1/                     $  481,945      $  420,659    $  319,552
Growth and Income Fund/1/             1,033,046               0             0
CORE Large Cap Value Fund/2/            137,173             N/A           N/A
CORE U.S. Equity Fund/1/                534,447          63,253       104,833
CORE Large Cap Growth Fund/3/           483,322         332,713           N/A
CORE Small Cap Equity Fund/4/           415,298         202,498           N/A
CORE International Equity Fund/4/       806,303         206,055           N/A
Capital Growth Fund/1/                  933,189               0           N/A
Strategic Growth Fund/5/                    N/A             N/A           N/A
Growth Opportunities Fund/5/                N/A             N/A           N/A
Mid Cap Value Fund/4/                   459,373         264,378        72,441
International Equity Fund/1/          1,803,009               0       144,265
Small Cap Value Fund/1/                 556,422               0           N/A
European Equity Fund/6/                 190,277             N/A           N/A
Japanese Equity Fund/6/                 263,545             N/A           N/A
International Small Cap Fund/6/         361,922             N/A           N/A
Emerging Markets Equity Fund/6/         696,214         112,725           N/A
Asia Growth Fund/1/                     519,489         125,828        50,407

----------

/1/ Prior to May 1, 1996 and August 15, 1997, Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, Small Cap Value, International Equity and Asia Growth Funds had not sold Class B and Class C Shares, respectively. Prior to August 15, 1997, Balanced Fund had not sold Institutional Shares or Service Shares; prior to June 3, 1996 and March 6, 1996, Growth and Income Fund had not sold Institutional and Service Shares, respectively; prior to June 7, 1996 CORE U.S. Equity Fund had not sold Service Shares; prior to August 15, 1997 neither Capital Growth Fund nor Small Cap Value Fund had sold Institutional or Service Chares; prior to February 7, 1996 and March 3, 1996, International Equity Fund had not sold Institutional or Service Shares, respectively; and prior to February 2, 1996 Asia Growth Fund had not sold Institutional Shares, Asia Growth Fund has not sold Service Shares as of January 31, 1999.

/2/ CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997, May 1, 1997, August 15, 1997, May 1, 1997 and May 1,
1997 CORE Large Cap Growth Fund had not sold Class A, Class B, Class C Shares, respectively.

/4/ Prior to August 15, 1997, CORE Small Cap Equity and CORE International Equity Funds had not sold Class A, Class B, Class C, Institutional or Service Shares. Mid Cap Value Fund had not sold Class A, Class B or Class C Shares prior to August 18, 1997 or Service Shares prior to July 18, 1997.

/5/ During the fiscal years ended January 31, 1999, 1998 and 1997, no shares of Strategic Growth or Growth Opportunities Funds were offered.

/6/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, European Equity, Japanese Equity and International Small Cap Funds had not sold Class A, Class B or Class C, Institutional or Service Shares.

/7/ Prior to December 15, 1997, Emerging Markets Equity Fund had not sold Class A, Class B, Class C, Institutional or Service Shares.

      During the period July 27, 1998 (commencement of operations) through December 31, 1998, the amount of certain of the Real Estate Securities Fund's "Other Expenses" that was reduced or otherwise limited was $151,328 under the expense limitations that were then in effect.

Custodian and Sub-Custodians

      State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Public Accountants

      Arthur Andersen LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing orders for portfolio securities of a Fund, the Investment Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities. Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust.

      In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

      On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

      Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

      Subject to the above considerations, the Investment Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:

                                                               Total                 Total               Brokerage
                                                             Brokerage             Amount of            Commissions
                                           Total            Commissions           Transaction              Paid
                                          Brokerage           Paid to              on which             to Brokers
                                         Commissions        Affiliated            Commissions           Providing
                                            Paid              Persons                Paid                Research
                                            ====              =======                ====                ========
Fiscal Year Ended January 31, 1999:

Balanced Fund                            $  278,343        $  24,859(9%)/1/    $  699,638,329(3%)/2/       N/A
Growth and Income Fund                    3,210,832         315,934(10%)/1/     4,646,698,452(7%)/2/       N/A
CORE Large Cap Value Fund                    25,776              130(1%)/1/        60,101,321(0%)/2/       N/A
CORE U.S. Equity Fund                       339,110         250,313(74%)/1/     1,258,046,574(0%)/2/       N/A
CORE Large Cap Growth Fund                  230,692          50,914(22%)/1/      698,188,311(10%)/2/       N/A
CORE Small Cap Equity Fund                  167,436          34,173(20%)/1/      211,969,412(27%)/2/       N/A
CORE International Equity Fund              583,909                0(0%)/1/       908,196,568(0%)/2/       N/A
Capital Growth Fund                       1,022,092                0(0%)/1/     1,454,154,897(0%)/2/       N/A
Strategic Growth Fund/3/                        N/A                   N/A                      N/A         N/A
Growth Opportunities Fund/3/                    N/A                   N/A                      N/A         N/A
Mid Cap Value Fund                          577,025           49,450(9%)/1/       649,019,064(7%)/2/       N/A
International Equity Fund                 1,148,992                0(0%)/1/     1,608,739,812(0%)/2/       N/A
Small Cap Value Fund                        759,195           14,218(2%)/1/       716,225,444(2%)/2/       N/A
European Equity Fund                        139,120                0(0%)/1/        72,621,844(0%)/2/       N/A
Japanese Equity Fund                         33,379              437(1%)/1/        34,360,336(6%)/2/       N/A
International Small Cap Fund                 89,276                0(0%)/1/        86,891,167(0%)/2/       N/A
Emerging Markets Equity Fund                590,262           51,073(9%)/1/       472,328,927(3%)/2/       N/A
Asia Growth Fund                            320,855           19,653(6%)/1/       148,887,187(6%)/2/       N/A
Real Estate Securities Fund4/4/             133,807            5,876(4%)/1/        61,448,321(9%)/2/       N/A

----------
/1/   Percentage of total commissions paid.
/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/3/   Not operational.
/4/   Period July 27, 1998 (commencement of operations) through December 31,
      1998.

                                                               Total                 Total               Brokerage
                                                             Brokerage             Amount of            Commissions
                                           Total            Commissions           Transaction              Paid
                                          Brokerage           Paid to              on which             to Brokers
                                         Commissions        Affiliated            Commissions           Providing
                                            Paid              Persons                Paid                Research
                                            ====              =======                ====                ========
Fiscal Year Ended
January 31, 1998:

Balanced Fund                            $  111,054        $ 13,185(12%)/1/    $2,731,475,157(1%)/2/        N/A
Growth and Income Fund                    1,550,312         190,001(12%)/1/     9,046,102,538(3%)/2/        N/A
CORE Large Cap Value Fund/3/                    N/A                   N/A                      N/A          N/A
CORE U.S. Equity Fund                       944,895               0 (0%)/1/     1,996,000,522(0%)/2/        N/A
CORE Large Cap Growth Fund                   54,360             288 (1%)/1/       200,813,608(0%)/2/        N/A
CORE Small Cap Equity Fund                   59,517               0 (0%)/1/       159,674,227(0%)/2/        N/A
CORE International Equity Fund               43,120               0 (0%)/1/       142,395,942(0%)/2/        N/A
Capital Growth Fund                         514,890          37,947 (7%)/1/     2,748,868,081(5%)/2/        N/A
Strategic Growth Fund/3/                        N/A                   N/A                      N/A          N/A
Growth Opportunities Fund/3/                    N/A                   N/A                      N/A          N/A
Mid Cap Value Fund                          480,808          76,398(15%)/1/     2,584,258,044(2%)/2/        N/A
International Equity Fund                   506,607               0 (0%)/1/     3,898,716,988(0%)/2/        N/A
Small Cap Value Fund                        646,533          82,143(13%)/1/     5,686,763,232(1%)/2/        N/A
European Equity Fund/3/                         N/A                   N/A                      N/A          N/A
Japanese Equity Fund/3/                         N/A                   N/A                      N/A          N/A
International Small Cap Fund/3/                 N/A                   N/A                      N/A          N/A
Emerging Markets Equity Fund                 59,999           6,230(10%)/1/       236,915,108(1%)/2/        N/A
Asia Growth Fund                            814,656            2,885(0%)/1/     2,160,632,195(1%)/2/        N/A
Real Estate Securities Fund/3/                  N/A                   N/A                      N/A          N/A

----------
/1/   Percentage of total commissions paid.
/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/3/   Not operational.

                                                               Total                 Total               Brokerage
                                                             Brokerage             Amount of            Commissions
                                           Total            Commissions           Transaction              Paid
                                          Brokerage           Paid to              on which             to Brokers
                                         Commissions        Affiliated            Commissions           Providing
                                            Paid              Persons                Paid                Research
                                            ====              =======                ====                ========
Fiscal Year Ended
January 31, 1997:

Balanced Fund                            $   62,072        $   5,112 (8%)/1/   $  1,057,742(15%)/2/       $     0
Growth and Income Fund                      779,396           77,587(10%)/1/      13,310,208(9%)/2/             0
CORE Large Cap Value Fund/3/                    N/A                    N/A                    N/A             N/A
CORE U.S. Equity Fund                       279,620                 0(0%)/1/       6,706,824(0%)/2/             0
CORE Large Cap Growth Fund/3/                   N/A                    N/A                    N/A             N/A
CORE Small Cap Equity Fund3/3/                  N/A                    N/A                    N/A             N/A
CORE International Equity Fund/3/               N/A                    N/A                    N/A             N/A
Capital Growth Fund                       1,460,140          304,052(21%)/1/      29,920,578(1%)/2/        42,039
Strategic Growth Fund/3/                        N/A                    N/A                    N/A             N/A
Growth Opportunity Fund/3/                      N/A                    N/A                    N/A             N/A
Mid Cap Value Fund                          364,294            22,134(6%)/1/       6,655,100(7%)/2/             0
International Equity Fund                 1,529,436                  0(0%)        48,059,958(0%)/2/             0
European Equity Fund/3/                         N/A                    N/A                    N/A             N/A
Small Cap Value Fund                        758,205            36,087(5%)/1/      16,439,842(1%)/2/             0
Japanese Equity Fund/3/                         N/A                    N/A                    N/A             N/A
International Small Cap Fund/3/                 N/A                    N/A                    N/A             N/A
Emerging Markets Equity Fund/3/                 N/A                    N/A                    N/A             N/A
Asia Growth Fund                          1,554,313            50,624(3%)/1/     102,609,295(4%)/2/             0
Real Estate Securities Fund/3/                  N/A                    N/A                    N/A             N/A

----------
/1/   Percentage of total commissions paid.
/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/3/   Not operational.

During the fiscal year ended January 31, 1999 (December 31, 1998 with respect to the Real Estate Securities Fund), the Funds acquired and sold securities of their regular broker-dealers. As of January 31, 1999 (December 31, 1998 with respect to the Real Estate Securities Fund), the Funds held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                          Broker/Dealer                               Amount
----                          -------------                               ------

Balanced Fund                 Chase Manhattan Corp.                      $3,487
                              Merrill Lynch                               2,060
                              Morgan Stanley                                418
                              ABN-AMRO                                4,993,000
                              Bear Stearns Companies, Inc.            1,427,000

Growth and Income             Chase Manhattan Corp.                     $15,734
  Fund                        ABN-AMRO                                    8,017
                              Bear Stearns                                2,291
                              CS First Boston                             3,330

CORE Large Cap Value          Chase Manhattan Corp.                      $1,769
  Fund                        Bear Stearns Companies, Inc.                  123
                              Lehman Brothers                               170
                              Merrill Lynch                                 198
                              Morgan Stanley Dean Witter                    564

CORE U.S. Equity              Chase Manhattan Corp.                      $4,762
  Fund                        Merrill Lynch                              14,372
                              Morgan Stanley Dean Witter                 13,586
                              ABN-AMRO                                   10,302
                              Bear Stearns Companies, Inc.               13,120
                              CS First Boston                             4,280
                              Donaldson, Lufkin & Jenrette               $6,776

CORE Large Cap                Lehman Brothers                            $4,736
  Growth Fund                 Merrill Lynch                               2,402
                              Morgan Stanley Dean Witter Discover         5,686
                              ABN-AMRO                                    7,419
                              Bear Stearns Companies, Inc.                5,849
                              CS First Boston                             3,082
                              Donaldson, Lufkin, Jenrette                 1,646

Fund                          Broker/Dealer                               Amount
----                          -------------                               ------

CORE Small Cap                ABN-AMRO                                   $1,231
  Equity Fund                 Bear Stearns Companies, Inc.                  352
                              CS First Boston                               511

CORE International            N/A                                           N/A
  Equity Fund

Capital Growth Fund           ABN-AMRO                                  $15,155
                              Bear Stearns Companies, Inc.                4,330
                              CS First Boston                             6,296

Strategic Growth              N/A                                           N/A
  Fund

Growth Opportunities          N/A                                           N/A
  Fund

Mid Cap Value Fund            ABN-AMRO                                  $10,478
                              Bear Stearns Companies, Inc.                2,994
                              CS First Boston                             4,353

International                 N/A                                           N/A
  Equity Fund

Small Cap Value               ABN-AMRO                                   $6,927
  Fund                        Bear Stearns Companies, Inc.                1,979
                              CS First Boston                             2,878

European Equity               N/A                                           N/A
  Fund

Japanese Equity               N/A                                           N/A
  Fund

Fund                          Broker/Dealer                               Amount
----                          -------------                               ------

International Small           N/A                                           N/A
  Cap Fund

Emerging Markets              Merrill Lynch                              $7,547
  Equity Fund

Asia Growth Fund              N/A                                           N/A

Real Estate                   Donaldson, Lufkin & Jenrette               $1,837
  Securities Fund             J.P. Morgan                                 8,517
                              Morgan Stanley                              2,505

                                 NET ASSET VALUE

      Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

      In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

      Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Funds net asset value, the securities will be valued at the last sale price, or if not available at the bid price at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (c) equity securities for which no prices are obtained under section (a) or (b) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Advisers based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

      The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

      Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

      The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                             PERFORMANCE INFORMATION

      Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

      Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

      Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

      Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

      Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The table set forth below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

      Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Fund's NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds' performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.

      Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

      From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index
- Total Return; (o) the Russell 1000 Value Index; (p) the Russell 1000 Growth Index-Total Return; (q) the Value-Line Composite-Price Return; (r) the Wilshire 4500 Index; (s) the FT-Actuaries Europe and Pacific Index; (t) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley

(including the EAFE Indices, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; (w) information produced by Micropal, Inc.; and (x) The Toykyo Price Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

      Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

      o     cost associated with aging parents;

      o funding a college education (including its actual and estimated cost);

      o     health care expenses (including actual and projected expenses);

      o long-term disabilities (including the availability of, and coverage provided by, disability insurance);

      o retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

      o asset allocation strategies and the benefits of diversifying among asset classes;

      o     the benefits of international and emerging market investments;

      o     the effects of inflation on investing and saving;

      o the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

      o measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

      o the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

      o the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

      o total stock market capitalizations of specific countries and regions on a global basis;

      o     performance of securities markets of specific countries and regions;
            and

      o value of a dollar amount invested in a particular market or type of security over different periods of time.

      In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

      The CORE Large Cap Growth Fund commenced operations on May 1, 1997. The performance information shown below for periods before that date is for a predecessor separate account managed by the Investment Adviser which converted into Class A Shares as of the commencement date. The performance record of the separate account quoted by the Fund have been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses expected to be incurred by the Fund during its initial year of operation. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Service Plans) imposed and other operating expenses. Total return quotations are calculated pursuant to the methodology prescribed by the SEC for standardized performance calculations. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Investment Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

      The Service Shares of Balanced, Capital Growth, Small Cap Value, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth and International Equity Funds commenced operations on August 15, 1997, August 15, 1997, August 15, 1997, March 6, 1996, June 7, 1996, May 1, 1997 and March 6, 1996, respectively. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from that class's inception date (October 12, 1994, April 20, 1990, October 22, 1992, February 5, 1993, May 24, 1991, May 1,
1997 and December 1, 1992 respectively) to the inception dates of Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses incurred by the Funds. These expenses include asset-based charges (i.e., fees under Distribution and Service Plans) and other operating expenses. Total return quotations are calculated pursuant to SEC-approved methodology.

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                               Assuming no voluntary
                                                                                                               waiver of fees and no
                                                                                                              expense reimbursements
                                                                                                              ----------------------

                                                                                     Assumes                   Assumes
                                                                                     Maximum                   maximum
                                                                                     Applicable    Assumes     Applicable   Assumes
                                                                                     Sales         no sales    sales        no sales
Fund                         Class           Time Period                             Charge**      Charge      Charge**     Charge
----                         -----           -----------                             --------      ------      --------     ------
Balanced Fund                A               10/12/94-1/31/99 - Since inception        14.17%       15.68%      12.91%       14.40%
Balanced Fund                A               2/1/98-1/31/99 - One year                 (1.77)%       3.94%      (2.17)%       3.52%
Balanced Fund                B               5/1/96-1/31/99 - Since inception          11.90%       12.96%      11.65%       12.71%
Balanced Fund                B               2/1/98-1/31/99  - One year                (1.97)%       3.15%      (2.21)%       2.91%
Balanced Fund                C               8/15/97-1/31/99 - Since inception          3.86%        3.86%       3.60%        3.60%
Balanced Fund                C               2/1/98-1/31/99 - One year                  2.12%        3.14%       1.89%        2.91%
Balanced Fund                Institutional   8/15/97-1/31/99 - Since inception           N/A         4.93%        N/A         4.60%
Balanced Fund                Institutional   2/1/98-1/31/99 - One year                   N/A         4.25%        N/A         4.03%
Balanced Fund                Service         10/12/94-1/31/99 - Since inception          N/A        15.60%        N/A        14.39%
Balanced Fund                Service         2/1/98-1/31/99  - One Year                  N/A         3.80%        N/A         3.57%

Growth and Income            A               2/5/93-1/31/99 - Since inception          14.18%       15.26%      13.63%       14.71%
Growth and Income            A               2/1/94-1/31/99 - Five years               14.36%       15.67%      14.15%       15.45%
Growth and Income            A               2/1/98-1/31/99  - One year               (10.60)%      (5.40)%    (10.69)%      (5.49)%
Growth and Income            B               5/1/96-1/31/99 - Since inception          12.22%       13.30%      12.22%       13.30%
Growth and Income            B               2/1/98-1/31/99  - One year               (10.77)%      (6.07)%    (10.77)%      (6.07)%
Growth and Income            C               8/15/97-1/31/99 - Since inception         (3.89)%      (3.89)%     (3.89)%      (3.89)%
Growth and Income            C               2/1/98-1/31/99 - One year                 (7.06)%      (6.12)%     (7.06)%      (6.12)%
Growth and Income            Institutional   6/3/96-1/31/99 - Since inception            N/A        14.22%        N/A        14.20%
Growth and Income            Institutional   2/1/98-1/31/99 - One year                   N/A        (5.00)%       N/A        (5.00)%
Growth and Income            Service         2/5/93-1/31/99 - Since inception            N/A        15.22%        N/A        14.75%
Growth and Income            Service         2/1/94-1/31/99 - Five years                 N/A        15.62%        N/A        15.50%
Growth and Income            Service         8/1/97-1/31/99 - One year                   N/A        (5.44)%       N/A        (5.44)%

CORE Large Cap Value         A               12/31/98 - 1/31/99 - Since inception*     (4.06)%       1.50%      (4.64)%       0.89%
CORE Large Cap Value         B               12/31/98 - 1/31/99 - Since inception*     (3.50)%       1.50%      (4.64)%       0.89%
CORE Large Cap Value         C               12/31/98 - 1/31/99 - Since inception*      0.50%        1.50%      (4.64)%       0.89%
CORE Large Cap Value         Institutional   12/31/98 - 1/31/99 - Since inception*       N/A         1.60%        N/A         0.99%
CORE Large Cap Value         Service         12/31/98 - 1/31/99 - Since inception*       N/A         1.60%        N/A         0.99%

CORE U.S. Equity             A               5/24/91-1/31/99 - Since inception         16.64%       17.49%      16.39%       17.24%
CORE U.S. Equity             A               2/1/94-1/31/99 - Five years               20.51%       21.89%      20.28%       21.66%
CORE U.S. Equity             A               2/1/98-1/31/99 - One year                 19.91%       26.89%      19.75%       26.73%
CORE U.S. Equity             B               5/1/96-1/31/99 - Since inception          24.39%       25.25%      24.32%       25.18%

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                               Assuming no voluntary
                                                                                                               waiver of fees and no
                                                                                                              expense reimbursements
                                                                                                              ----------------------

                                                                                     Assumes                   Assumes
                                                                                     Maximum                   maximum
                                                                                     Applicable    Assumes     Applicable   Assumes
                                                                                     Sales         no sales    sales        no sales
Fund                         Class           Time Period                             Charge**      Charge      Charge**     Charge
----                         -----           -----------                             --------      ------      --------     ------
CORE U.S. Equity             B               2/1/98-1/31/99 - One year                 21.08%       26.19%      20.90%       26.01%
CORE U.S. Equity             C               8/15/97-1/31/99 - Since inception         21.05%       21.05%      20.85%       20.85%
CORE U.S. Equity             C               2/1/98-1/31/99 - One year                 25.17%       26.19%      24.97%       25.99%
CORE U.S. Equity             Institutional   6/15/95-1/31/99 - Since inception           N/A        27.30%        N/A        27.05%
CORE U.S. Equity             Institutional   2/1/98-1/31/99 - One year                   N/A        27.65%        N/A        27.48%
CORE U.S. Equity             Service         5/24/91-1/31/99 - Since inception           N/A        17.54%        N/A        17.25%
CORE U.S. Equity             Service         2/1/94-1/31/99 - Five years                 N/A        21.96%        N/A        21.66%
CORE U.S. Equity             Service         2/1/98-1/31/99 - One year                   N/A        27.00%        N/A        26.58%

CORE Large Cap Growth        A               11/11/91-1/31/99 - Since inception        21.83%       22.81%       21.56%      22.54%
CORE Large Cap Growth        A               2/1/94-1/31/99 - Five years               25.81%       27.31%       25.41%      26.91%
CORE Large Cap Growth        A               2/1/98-1/31/99 - One year                 27.64%       35.10%       27.00%      34.43%
CORE Large Cap Growth        B               5/1/97-1/31/99 - Since inception          31.21%       33.11%       30.23%      32.13%
CORE Large Cap Growth        B               2/1/98-1/31/99 - One year                 29.07%       34.07%       28.54%      33.54%
CORE Large Cap Growth        C               8/15/97-1/31/99- Since inception          25.90%       25.90%       25.08%      25.08%
CORE Large Cap Growth        C               2/1/98-1/31/99 - One year                 33.04%       34.04%       33.52%      33.52%
CORE Large Cap Growth        Institutional   11/11/91-1/31/99 - Since inception          N/A        22.88%         N/A       22.66%
CORE Large Cap Growth        Institutional   2/1/94-1/31/99 - Five years                 N/A        27.41%         N/A       27.08%
CORE Large Cap Growth        Institutional   2/1/98-1/31/99 - One year                   N/A        35.54%         N/A       35.05%
CORE Large Cap Growth        Service         11/11/91-1/31/99 - Since inception          N/A        22.75%         N/A       22.53%
CORE Large Cap Growth        Service         2/1/94-1/31/99 - Five years                 N/A        27.22%         N/A       26.89%
CORE Large Cap Growth        Service         2/1/98-1/31/99 - One year                   N/A        34.85%         N/A       34.36%

CORE Small Cap Equity        A               8/15/97-1/31/99 - Since inception         (2.37)%       1.46%        (3.67)%     0.11%
CORE Small Cap Equity        A               2/1/98-1/31/99 - One year                 (9.29)%      (3.97)%       (9.94)%    (4.66)%
CORE Small Cap Equity        B               8/15/97-1/31/99 - Since inception         (1.97)%       0.78%        (3.16)%    (0.41)%
CORE Small Cap Equity        B               2/1/98-1/31/99 - One year                 (9.41)%      (4.64)%      (10.01)%    (5.24)%
CORE Small Cap Equity        C               8/15/97-1/31/99 - Since inception          0.85%        0.85%        (0.35)%    (0.35)%
CORE Small Cap Equity        C               2/1/98-1/31/99 - One year                 (5.59)%      (4.64)%       (6.19)%    (5.24)%
CORE Small Cap Equity        Institutional   8/15/97-1/31/99 - Since inception           N/A         1.83%          N/A       0.63%
CORE Small Cap Equity        Institutional   2/1/98-1/31/99 - One Year                   N/A        (3.64)%         N/A      (4.23)%
CORE Small Cap Equity        Service         8/15/97-1/31/99 - Since inception           N/A         1.45%          N/A       0.19%
CORE Small Cap Equity        Service         2/1/98-1/31/99 - One year                   N/A        (4.07)%         N/A      (4.67)%

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                               Assuming no voluntary
                                                                                                               waiver of fees and no
                                                                                                              expense reimbursements
                                                                                                              ----------------------

                                                                                     Assumes                   Assumes
                                                                                     Maximum                   maximum
                                                                                     Applicable    Assumes     Applicable   Assumes
                                                                                     Sales         no sales    sales        no sales
Fund                         Class           Time Period                             Charge**      Charge      Charge**     Charge
----                         -----           -----------                             --------      ------      --------     ------
CORE International Equity    A               8/15/97-1/31/99 - Since inception         (3.73)%       0.05%      (5.01)%     (1.28)%
CORE International Equity    A               2/1/98-1/31/99 - One year                  2.38%        8.37%       2.00%       7.97%
CORE International Equity    B               8/15/97-1/31/99 - Since inception         (3.08)%      (0.34)%     (4.30)%     (1.56)%
CORE International Equity    B               2/1/98-1/31/99 - One year                  3.04%        8.03%       2.69%       7.68%
CORE International Equity    C               8/15/97-1/31/99 - Since inception         (0.27)%      (0.27)%     (1.49)%     (1.49)%
CORE International Equity    C               2/1/98-1/31/99 - One year                  7.03%        8.03%       6.67%       7.67%
CORE International Equity    Institutional   8/15/97-1/31/99 - Since inception           N/A         0.72%        N/A       (0.50)%
CORE International Equity    Institutional   2/1/98-1/31/99 - One year                   N/A         9.20%        N/A        8.86%
CORE International Equity    Service         8/15/97-1/31/99 - Since inception           N/A         0.25%        N/A       (1.03)%
CORE International Equity    Service         2/1/98-1/31/99 - One year                   N/A         8.74%        N/A        8.38%

Capital Growth               A               4/20/90-1/3/199 - Since inception         19.15%       19.92%      18.85%      19.62%
Capital Growth               A               2/1/94-1/31/99 - Five years               20.99%       22.36%      20.75%      22.13%
Capital Growth               A               2/1/98-1/31/99 - One year                 27.15%       34.58%      26.94%      34.36%
Capital Growth               B               51/96-1/31/99 - Since inception           28.89%       29.83%      29.02%      29.96%
Capital Growth               B               2/1/98-1/31/99 - One year                 28.42%       33.60%      28.37%      33.55%
Capital Growth               C               8/15/97-1/31/99 - Since inception         29.06%       29.06%      29.02%      29.02%
Capital Growth               C               2/1/98-1/31/99 - One year                 32.52%       33.55%      32.47%      33.50%
Capital Growth               Institutional   8/15/97-1/31/99 - Since inception           N/A        30.42%        N/A       30.39%
Capital Growth               Institutional   2/1/98-1/31/99 - One year                   N/A        35.02%        N/A       35.01%
Capital Growth               Service         4/20/90-1/31/99 - Since inception           N/A        19.89%        N/A       19.62%
Capital Growth               Service         2/1/94-1/31/99 - Five years                 N/A        22.33%        N/A       22.13%
Capital Growth               Service         2/1/98-1/31/99 - One year                   N/A        34.34%        N/A       34.32%

Mid Cap Value                A               8/15/97-1/31/99 - Since inception         (8.73)%      (5.12)%     (8.81)%     (5.21)%
Mid Cap Value                A               2/1/98-1/31/99 - One year                 (15.41)%     (10.48)%    (15.48)%    (10.55)%
Mid Cap Value                B               8/15/97-1/31/99 - Since inception         (8.29)%      (5.70)%     (8.38)%     (5.79)%
Mid Cap Value                B               2/1/98-1/31/99 - One year                 (15.51)%     (11.07)%    (15.58)%    (11.14)%
Mid Cap Value                C               8/15/97-1/31/99 - Since inception         (5.62)%      (5.61)%     (5.71)%     (5.70)%
Mid Cap Value                C               2/1/98-1/31/99 - One year                 (11.92)%     (11.03)%    (11.99)%    (11.10)%
Mid Cap Value                Institutional   8/1/95-1/31/99 - Since inception            N/A        13.96%        N/A       13.86%
Mid Cap Value                Institutional   2/1/98-1/31/99 - One year                   N/A        (10.07)%      N/A       (10.14)%
Mid Cap Value                Service         7/18/97-1/31/99 - Since inception           N/A        (3.17)%       N/A       (3.26)%
Mid Cap Value                Service         2/1/98-1/31/99 - One year                   N/A        (10.48)%      N/A       (10.56)%

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                               Assuming no voluntary
                                                                                                               waiver of fees and no
                                                                                                              expense reimbursements
                                                                                                              ----------------------

                                                                                     Assumes                   Assumes
                                                                                     Maximum                   maximum
                                                                                     Applicable    Assumes     Applicable   Assumes
                                                                                     Sales         no sales    sales        no sales
Fund                         Class           Time Period                             Charge**      Charge      Charge**     Charge
----                         -----           -----------                             --------      ------      --------     ------
International Equity         A               12/1/92-1/31/99 - Since inception         10.96%        11.98%      10.78%      11.80%
International Equity         A               2/1/94-1/31/99 - Five years                8.27%         9.50%       8.14%       9.37%
International Equity         A               2/1/98-1/31/99 - One year                  9.96%        16.39%       9.87%      16.29%
International Equity         B               5/1/96-1/31/99 - Since inception           9.41%        10.47%       9.45%      10.51%
International Equity         B               2/1/98-1/31/99 - One year                 10.53%        15.80%      10.45%      15.72%
International Equity         C               8/15/97-1/31/99 - Since inception          5.96%         5.96%       5.86%       5.86%
International Equity         C               2/1/98-1/31/99 - One year                 14.65%        15.70%      14.59%      15.64%
International Equity         Institutional   2/7/96-1/31/99 - Since inception            N/A         13.86%        N/A       13.76%
International Equity         Institutional   2/1/98-1/31/99 - One year                   N/A         17.09%        N/A       16.99%
International Equity         Service         12/1/92-1/31/99 - Since inception           N/A         12.04%        N/A       11.87%
International Equity         Service         2/1/94-1/31/99 - Five years                 N/A          9.57%        N/A        9.45%
International Equity         Service         2/1/98-1/31/99 - One year                   N/A         16.49%        N/A       16.39%

Small Cap Value              A               10/22/92-1/31/99 - Since inception         8.83%         9.81%       8.57%       9.55%
Small Cap Value              A               2/1/94-1/31/99 - Five years                2.10%         3.26%       1.90%       3.05%
Small Cap Value              A               2/1/98-1/31/99 - One year                (21.92)%      (17.37)%    (22.11)%    (17.58)%
Small Cap Value              B               5/1/96-1/31/99 - Since inception           1.80%         2.93%       1.80%       2.93%
Small Cap Value              B               2/1/98-1/31/99 - One year                (22.10)%      (18.00)%    (22.13)%    (18.03)%
Small Cap Value              C               8/15/97-1/31/99 - Since inception         (9.32)%       (9.32)%     (9.34)%     (9.34)%
Small Cap Value              C               2/1/98-1/31/99 - One year                (18.73)%      (17.91)%    (18.76)%    (17.94)%
Small Cap Value              Institutional   8/15/97-1/31/99 - Since inception           N/A         (8.35)%       N/A       (8.38)%
Small Cap Value              Institutional   2/1/98-1/31/99 - One year                   N/A        (17.04)%       N/A      (17.08)%
Small Cap Value              Service         10/22/92-1/31/99 - Since inception          N/A          9.80%        N/A        9.61%
Small Cap Value              Service         2/1/94-1/31/99 - Five years                 N/A          3.25%        N/A        3.12%
Small Cap Value              Service         2/1/98-1/31/99 - One year                   N/A        (17.41)%       N/A      (17.46)%

European Equity              A               10/1/98-1/31/99 - Since inception*        15.31%        22.00%      14.93%      21.61%
European Equity              B               10/1/98-1/31/99 - Since inception*        16.90%        21.90%      16.51%      21.51%
European Equity              C               10/1/98-1/31/99 - Since inception*        21.00%        22.00%      20.61%      21.61%
European Equity              Institutional   10/1/98-1/31/99 - Since inception*          N/A         22.30%        N/A       21.90%
European Equity              Service         10/1/98-1/31/99 - Since inception*          N/A         22.00%        N/A       21.51%

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                               Assuming no voluntary
                                                                                                               waiver of fees and no
                                                                                                              expense reimbursements
                                                                                                              ----------------------

                                                                                     Assumes                   Assumes
                                                                                     Maximum                   maximum
                                                                                     Applicable    Assumes     Applicable   Assumes
                                                                                     Sales         no sales    sales        no sales
Fund                          Class          Time Period                             Charge**      Charge      Charge**     Charge
----                          -----          -----------                             --------      ------      --------     ------
Japanese Equity Fund          A              5/1/98-1/31/99 - Since inception*          4.54%       10.60%       2.53%        8.49%
Japanese Equity Fund          B              5/1/98-1/31/99 - Since inception*          5.30%       10.30%       3.19%        8.19%
Japanese Equity Fund          C              5/1/98-1/31/99 - Since inception*          9.40%       10.40%       7.29%        8.29%
Japanese Equity Fund          Institutional  5/1/98-1/31/99 - Since inception*           N/A        11.06%        N/A         8.97%
Japanese Equity Fund          Service        5/1/98-1/31/99 - Since inception*           N/A        10.43%        N/A         8.31%

International Small Cap Fund  A              5/1/98-1/31/99 - Since inception*          0.38%        6.20%      (0.84)%       4.92%
International Small Cap Fund  B              5/1/98-1/31/99 - Since inception*          1.10%        6.10%       2.38%        4.82%
International Small Cap Fund  C              5/1/98-1/31/99 - Since inception*          5.10%        6.10%       3.82%        4.82%
International Small Cap Fund  Institutional  5/1/98-1/31/99 - Since inception*           N/A         6.67%        N/A         5.41%
International Small Cap Fund  Service        5/1/98-1/31/99 - Since inception*           N/A         6.10%        N/A         4.83%

Emerging Markets Equity       A              12/15/97-1/31/99 - Since inception       (27.67)%     (23.97)%    (28.30)%     (24.63)%
Emerging Markets Equity       A              2/1/98-1/31/99 - One Year                (28.45)%     (24.32)%    (28.78)%     (24.66)%
Emerging Markets Equity       B              12/15/97-1/31/99 - Since inception       (26.83)%     (24.14)%    (27.49)%     (24.80)%
Emerging Markets Equity       B              2/1/98-1/31/99 - One Year                (28.28)%     (24.51)%    (28.61)%     (24.84)%
Emerging Markets Equity       C              12/15/97-1/31/99 - Since inception       (24.00)%     (24.00)%    (24.66)%     (24.66)%
Emerging Markets Equity       C              2/1/98-1/31/99 - One Year                (25.18)%     (24.43)%    (25.51)%     (24.76)%
Emerging Markets Equity       Institutional  12/15/97-1/31/99 - Since inception          N/A       (23.32)%       N/A       (23.99)%
Emerging Markets Equity       Institutional  2/1/98-1/31/99 - One Year                   N/A       (23.66)%       N/A       (24.02)%
Emerging Markets Equity       Service        12/15/97-1/31/99 - Since inception          N/A       (25.62)%       N/A       (25.80)%
Emerging Markets Equity       Service        2/1/98-1/31/99 - One Year                   N/A       (26.17)%       N/A       (25.98)%

Asia Growth                   A              7/8/94-1/31/99 - Since inception         (12.77)%     (11.68)%    (13.02)%     (11.93)%
Asia Growth                   A              2/1/98-1/31/99 - One year                (12.18)%      (7.04)%    (12.66)%     (7.56)%
Asia Growth                   B              5/1/96-1/31/99 - Since inception         (26.24)%     (25.42)%    (26.34)%     (25.52)%
Asia Growth                   B              2/1/98-1/31/99 - One year                (12.20)%      (7.58)%    (12.68)%     (8.06)%
Asia Growth                   C              8/15/97-1/31/99 - Since inception        (38.58)%     (38.58)%    (38.84)%     (38.84)%
Asia Growth                   C              2/1/98-1/31/99 - One Year                 (8.29)%      (7.36)%     (8.76)%      (7.83)%
Asia Growth                   Institutional  2/2/96-1/31/99 - Since inception            N/A       (21.69)%       N/A       (21.89)%
Asia Growth                   Institutional  2/1/98-1/31/99 - One year                   N/A        (6.28)%       N/A        (6.78)%

                                  INTRODUCTION
                           VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                               Assuming no voluntary
                                                                                                               waiver of fees and no
                                                                                                              expense reimbursements
                                                                                                              ----------------------

                                                                                     Assumes                   Assumes
                                                                                     Maximum                   maximum
                                                                                     Applicable    Assumes     Applicable   Assumes
                                                                                     Sales         no sales    sales        no sales
Fund                          Class          Time Period                             Charge**      Charge      Charge**     Charge
----                          -----          -----------                             --------      ------      --------     ------

Real Estate Securities        A              7/27/98 - 12/31/98 -  Since inception*   (11.66)%      (6.53)%    (12.38)%      (7.29)%
Real Estate Securities        B              7/27/98 - 12/31/98 -  Since inception*   (11.54)%      (6.88)%     12.28%       (7.62)%
Real Estate Securities        C              7/27/98 - 12/31/98 -  Since inception*    (7.78)%      (6.85)%     (8.51)%      (7.58)%
Real Estate Securities        Institutional  7/27/98 - 12/31/98 -  Since inception*      N/A        (6.37)%       N/A        (7.11)%
Real Estate Securities        Service        7/27/98 - 12/31/98 -  Since inception*      N/A        (6.56)%       N/A        (7.31)%

----------

All returns are average annual total returns.

* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

** Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to the date of this Additional Statement, no shares of the Strategic Growth or Growth Opportunities Funds had been offered.

      From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

      The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

      In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

      A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

      Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

                               SHARES OF THE TRUST

      The Funds, except the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Value, CORE Large Cap Growth, Strategic Growth, Growth Opportunities, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Real Estate Securities Funds, were reorganized on April 30, 1997 from series of a Maryland corporation to part of Goldman Sachs Trust, a Delaware business trust, established by a Declaration of Trust dated January 28, 1997.

      The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

      Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Shareholder Guide" in the Prospectus.

      Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution's customers.

      Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

      Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares (0.50% with respect to the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets, Asia Growth and Real Estate Securities Funds). With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

      Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

      Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

      It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

      Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

      When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Balanced Fund - Edward Jones & Co.
Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MO 63043-3009 (51.86%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Growth and Income Fund - Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MO 63043-3009 (40.46%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Value Fund - Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MO 63043-3009 (22.51%); State Street Bank and Trust Company - FBO Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (21.28%); State Street Bank and Trust Company - Goldman Sachs Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (18.12%); BSC As Agent for Alfa Mutual Ins-Saving and PS Plan, 1375 Peachtree Street NE, Suite 300, Atlanta, GA 30309-3112 (15.70%); and Resources Trust Company - FBO Various Customers, 8051 E. Maplewood Ave, Englewood, CO 80111-4757 (13.52%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE U.S. Equity Fund-Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy., Maryland Heights, MO 63043-3009 (22.29%); and State Street Bank and Trust Company--GS Profit Sharing MasterTrust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 (14.08%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Growth Fund - Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MO 63043-3009 (8.54%); State Street Bank and Trust Company - Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (8.07%); State Street Bank and Trust Company - FBO Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (6.87%); BSC As Agent For Alfa Mutual Ins - Saving and PS Plan, 1375 Peachtree Street, NE, Suite 300, Atlanta, GA 30309-3112 (5.95%); and Resources Trust Company - FBO Various Customers, 8051
E. Maplewood Ave, Englewood, CO 80111-4757 (5.13%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Small Cap Equity Fund - State Street Bank and Trust Company - FBO Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (12.90%); State Street Bank and Trust Company - Goldman Sachs Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (11.12%); Resources Trust Company - FBO Various Customers, 8051 E. Maplewood Ave, Englewood, CO 80111-4757 (7.99%); State Street Bank and Trust Company - Goldman Sachs Aggressive Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (5.53%); and Huntington Hospital Pension Fund, Attention: J. Ronald Gaudreault, 270 Park Avenue, Huntington, NY 11743-2799 (5.00%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE International Equity Fund - State Street Bank and Trust Company - FBO Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (24.58%); State Street Bank and Trust Company - Goldman Sachs Growth Strategy Omnibus A/C, P.O. Box 1713, Boston, MA 02105-1713 (21.96%); Resources Trust Company - FBO Various Customers, 8051 E. Maplewood Ave, Englewood, CO 80111-4757 (14.98%); State Street Bank and Trust Company - Goldman Sachs Aggressive Growth Strategy Omnibus A/C P.O. Box 1713, Boston, MA 02105-1713 (9.20%); and State Street Bank and Trust Company - FBO Goldman Sachs Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (5.59%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Capital Growth Fund - Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MO 63043-3009 (17.26%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Mid-Cap Value Fund - State Street Bank and Trust Company - GS Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 (61.28%); and Edward Jones & Co.,
Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MO 63043-3009 (7.41%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the International Equity Fund - Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MO 63043-3009 (21.21%); and Merrill Lynch Pierce Fenner & Smith - For the Sole Benefit of It's Customers, Attention: Service Team SEQ #97PSO, 4800 Deer Lake Drive East 3rd Floor, Jackson, FL 32246-6484.

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Small Cap Value Fund - Edward Jones & Co., Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MO 63043-3009 (29.14%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the European Equity Fund - Goldman Sachs & Co. - FBO Acct#010100683, C/O Mutual Fund Ops, 85 Broad Street, New York, NY 10004-2434; and Goldman Sachs Seed Account, Attention: Darin Pritchett, 4900 Sears Tower, Chicago, IL 50505-6391.

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Japanese Equity Fund - The Goldman Sachs Group LP - Seed Account, Attention: Karen Yost, 85 Broad Street, 10th Floor, New York, NY 10004-2434 (39.95%); Abdulla Omran, NAJD 16 Roedean Way, England (15.62%); and Ola Omran, NAJD 16 Roedean Way, England

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the International Small Cap Fund - State Street Bank and Trust Company - FBO Goldman Sachs Growth & Income, P.O. Box 1713, Boston, MA 02105-1713 (11.60%); Goldman Sachs & Co. - FBO Account #029049525, C/O Mutual Funds Ops, 85 Broad Street, New York, NY 10004-2456 (10.14%); State Street Bank and Trust Company - FBO Goldman Sachs Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (9.92%); Resources Trust
Company - FBO Various Customers, 8051 E. Maplewood Avenue, Englewood, CO 80111-4757 (7.00%); Goldman Sachs & Co. - FBO Account 003001435, 85 Broad Street, New York, NY 10004-2456 (7.06%); State Street Bank and Trust Company - FBO Goldman Sachs Aggressive Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (5.90%); and Goldman Sachs & Co. - FBO Account #002045250, 85 Broad Street, New York, NY 10004-2456 (5.22%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Emerging Markets Equity Fund - University of Texas Board of Regents, Attention: Security Operations, P.O. Box 2033, Austin, TX 78768-2033 (12.69%); Pennsylvania Public School - Employees Retirement System, Attention: Brian Carl, P.O. Box 125, Harrisburg, PA 17108-0125 (11.98%); State Street Bank and Trust Company -FBO Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (11.69%); State Street Bank and Trust Company - FBO Goldman Sachs Growth Strategy, P.O. Box 1713, Boston, MA 02105 (10.00%); and Resources Trust Company - FBO Various Customers, 8051 E. Maplewood Avenue, Englewood, CO 80111-4757 (6.67%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Asia Growth Fund - Edward Jones & Co.,
Attention: Mutual Fund Shareholder, 201 Progress Pkwy, Maryland Heights, MO 63043-3009 (22.44%); State Street Bank and Trust Company - FBO Goldman Sachs Employee Pension Plan, Attention: Jennifer Consigli, 200 Newport Avenue, North Quincy, MA 02170-1742 (8.38%); and Collins Emerging Markets LLC, Attention Fund Administration, 840 Newport Center Drive, Newport Beach, CA 92660-6310 (5.74%).

As of May 5, 1999 the following entities owned of record or beneficially more than 5% of the outstanding shares of the Real Estate Securities Fund - First National Bank North Dakota, Attention: Josie Wahl, P.O. Box 6001 Grand Forks, ND 58206-6001 (7.26%); and State Street Bank and Trust Company - Goldman Sachs Growth and Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (5.81%).

      The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

      The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

      The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust, series or its respective shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

      The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

      The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholder; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

      The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class.

Shareholder and Trustee Liability

      Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

      In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

      The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                    TAXATION

      The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General

      Each Fund is a separate taxable entity. The Strategic Growth and Growth Opportunities Funds each intend to elect and each other Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

      If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

      In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At January 31, 1999 the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes, expiring in the year indicated: Balanced Fund, $2,357,000 (expires 2006); Growth and Income Fund, $45,955,000 (expires 2006); CORE Large Cap Growth Fund, $18,495,000 (expires 2006); CORE Small Cap Equity, $19,364,000 (expires 2006); CORE International Equity Fund, $14,803,548 (expires 2006); Mid Cap Value Fund, $25,324,000 (expires 2006); Small Cap Value Fund, $9,630,000 (expires 2007);
Japanese Equity Fund, $103,000 (expires 2006); International Small Cap Fund, $15,000 (expires 2006); Emerging Markets Equity, $33,647,000 (expires 2006); and Asia Growth, $93,204,000 (expires 2006). At December 31, 1998, the Real Estate Securities Fund had capital loss carry forwards approximating $254,182, expiring in 2006. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

      Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

      Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

      A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

      Each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) anticipates that it will be subject to foreign taxes on its income

(possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

      If the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

      If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

      Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Growth Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a

Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

      If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

      Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions

      For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

      Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Asia Growth and Emerging Markets

Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Such long-term capital gain will be taxed at a maximum rate of 20%. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

      When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder's holding period is more than one year, and short-term otherwise. In general, the maximum long-term capital gain rate will be 20% for capital gains on assets held more than one year. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

      The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

      Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

      Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

State and Local

      Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

      The audited financial statements and related reports of Arthur Andersen LLP, independent public accountants, contained in each Fund's 1999 Annual Report are hereby incorporated by reference. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's prospectus. No other part of the Annual Reports are incorporated herein by reference.

                                OTHER INFORMATION

      Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

      The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

      As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

      The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organization and other financial intermediaries ("Intermediaries") for the sale and distribution of Shares of the Funds and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations.

      In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

      The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                         DISTRIBUTION AND SERVICE PLANS
            (Class A Shares, Class B Shares and Class C Shares Only)

      Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the Act. See "Shareholder Services" in the Prospectus.

      The Plans for each Fund were most recently approved on April 27, 1999 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

      The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares respectively, of such Fund. Under the Plans for Class A (CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds only), Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to Class A, Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

      Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and contingent deferred sales charge on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class A, Class B and Class C Shares.

      Under each Plan, Goldman Sachs, as distributor of each Fund's Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

      The Plans will remain in effect until May 1, 2000 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the applicable Fund and share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

      The following chart shows the: 1) distribution and service fees paid to Goldman Sachs for the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal years ended January 31, 1998 and January 31, 1997 by each applicable Fund then in existence pursuant to the Class A Plan:

                                         1999            1998            1997
                                         ----            ----            ----

Balanced Fund                        $   466,990     $         0     $         0
Growth and Income Fund                 4,004,764         723,634         139,025
CORE Large Cap Value Fund/1/                 579             N/A             N/A
CORE U.S. Equity Fund                  1,963,368         720,025         363,264
CORE Large Cap Growth Fund/1/            270,829               0             N/A
CORE Small Cap Equity Fund/1/             81,416           1,380             N/A
CORE International Equity Fund/1/        208,905           2,751             N/A
Capital Growth Fund                    3,953,381               0               0
Strategic Growth Fund/2/                     N/A             N/A             N/A
Growth Opportunities Fund/2/                 N/A             N/A             N/A
Mid Cap Value Fund/1/                    449,380          67,478             N/A
International Equity Fund              4,032,788       1,416,253         900,274
Small Cap Value Fund                     872,585               0               0
European Equity Fund/1/                   66,759             N/A             N/A
Japanese Equity Fund/1/                   19,466             N/A             N/A
International Small Cap Fund/1/           62,146             N/A             N/A
Emerging Markets Equity Fund/1/          226,631           3,381             N/A
Asia Growth Fund                         349,621         431,390         526,448

----------

/1/ The Class A Share class of CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Value, European Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, August 15, 1997, October 1, 1998, May 1, 1998, May 1, 1998 and
December 15, 1997, respectively.

/2/ During the periods shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

      During the period July 27, 1998 (commencement of operations) through December 31, 1998, the Real Estate Securities Fund paid Goldman Sachs $1,681 in distribution and service fees pursuant to the Class A Plan.

      The following chart shows the: 1) distribution and service fees that would have been paid to Goldman Sachs for the fiscal year ended January 31, 1999, and
2) distribution fees that would have been paid to Goldman Sachs for the fiscal years ended January 31, 1998 and January 31, 1997 by each applicable Fund then in existence pursuant to the Class A Plan, without the voluntary limitations then in effect:

                                        1999            1998            1997
                                        ----            ----            ----

Balanced Fund                        $   823,738     $   301,397     $   153,392
Growth and Income Fund                 5,307,490       2,324,970       1,252,257
CORE Large Cap Value Fund/1/                 579             N/A             N/A
CORE U.S. Equity Fund                  1,963,368         771,451         432,457
CORE Large Cap Growth Fund/1/            405,481          61,924             N/A
CORE Small Cap Equity Fund/1/            102,281           6,898             N/A
CORE International Equity Fund/1/        208,905           2,751             N/A
Capital Growth Fund                    6,150,756       2,678,370       2,171,462
Strategic Growth Fund/2/                     N/A             N/A             N/A
Growth Opportunities Fund/2/                 N/A             N/A             N/A
Mid Cap Value Fund/1/                    449,380          67,478             N/A
International Equity Fund              4,090,492       1,632,745       1,071,755
Small Cap Value Fund                   1,655,658         727,298         529,684
European Equity Fund/1/                   66,759             N/A             N/A
Japanese Equity Fund/1/                   19,466             N/A             N/A
International Small Cap Fund/1/           62,146             N/A             N/A
Emerging Markets Equity Fund/1/          226,631           3,381             N/A
Asia Growth Fund                         368,632         513,560         626,724

----------

/1/ The Class A Share class of CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Value, European Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, August 15, 1997, October 1, 1998, May 1, 1998, May 1, 1998 and
December 15, 1997, respectively.

/2/ During the periods show, no shares of Strategic Growth or Growth Opportunities Funds were offered.

      During the period July 27, 1998 (commencement of operations) through December 31, 1998, the Real Estate Securities Fund would have paid Goldman Sachs $2,963 in distribution and service fees pursuant to the Class A Plan, without the voluntary limitations then in effect.

      The following chart shows the: 1) distribution and service fees paid to Goldman Sachs for the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal years ended January 31, 1998 and January 31, 1997 by each applicable Fund then in existence pursuant to the Class B Plan:

                                        1999            1998            1997
                                        ----            ----            ----

Balanced Fund                        $  372,044      $   74,569      $    3,861
Growth and Income Fund                3,924,188       1,117,813          28,075
CORE Large Cap Value Fund/1/                122             N/A             N/A
CORE U.S. Equity Fund                   995,389         265,025          36,508
CORE Large Cap Growth Fund/1/           449,058          34,332             N/A
CORE Small Cap Equity Fund/1/           140,016          20,064             N/A
CORE International Equity Fund/1/        54,688           5,700             N/A
Capital Growth Fund                   1,193,755         127,395           7,632
Strategic Growth Fund/2/                    N/A             N/A             N/A
Growth Opportunities Fund/2/                N/A             N/A             N/A
Mid Cap Value Fund/1/                   417,334          47,585             N/A
International Equity Fund               653,844         314,578          44,148
Small Cap Value Fund                    494,223         160,608           8,973
European Equity Fund/1/                     387             N/A             N/A
Japanese Equity Fund/1/                   5,736             N/A             N/A
International Small Cap Fund/1/          1 ,566             N/A             N/A
Emerging Markets Equity Fund/1/           3,075              38             N/A
Asia Growth Fund                         43,192          28,550          10,229

----------

/1/ The Class B Share class of CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Value, European Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, August 15, 1997, October 1, 1998, May 1, 1998, May 1, 1998 and
December 15, 1997, respectively.

/2/ During the periods shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

      During the period July 27, 1998 (commencement of operations) through December 31, 1998, the Real Estate Securities Fund paid Goldman Sachs $31 in distribution and service fees pursuant to the Class B Plan.

      The following chart shows the: 1) distribution and service fees paid to Goldman Sachs for the fiscal year ended January 31, 1999, and 2) distribution fees paid to Goldman Sachs for the fiscal year ended January 31, 1998 by each applicable Fund then in existence pursuant to the Class C Plan:

                                       1999          1998
                                       ----          ----

Balanced                             $142,821      $ 13,290
Growth and Income                     553,531        57,542
CORE Large Cap Value Fund/1/               82           N/A
CORE U.S. Equity Fund                 152,737        14,614
CORE Large Cap Growth Fund/1/         156,368         6,880
CORE Small Cap Equity Fund/1/          44,551         4,038
CORE International Equity Fund/1/      27,157         3,118
Capital Growth Fund                   262,717         9,607
Strategic Growth Fund/2/                  N/A           N/A
Growth Opportunities Fund/2/              N/A           N/A
Mid Cap Value Fund/1/                 113,272        10,495
International Equity Fund              74,197         7,485
Small Cap Value Fund                    8,298        12,158
European Equity Fund/1/                   337           N/A
Japanese Equity Fund/1/                 1,390           N/A
International Small Cap Fund/1/           725           N/A
Emerging Markets Fund/1/                2,250            28
Asia Growth Fund                        9,090         2,854

----------

/1/ The Class C Share class of CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Value, European Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds commenced operations on December 31, 1998, August 15, 1997, August 15, 1997, August 15, 1997, August 15, 1997, October 1, 1998, May 1, 1998, May 1, 1998 and
December 15, 1997, respectively.

/2/ During the periods shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

During the period July 27, 1998 (commencement of operations) through December 31, 1998, the Real Estate Securities Fund paid Goldman Sachs $6 in distribution and service fees pursuant to the Class C Plan.

No distribution fees were paid to Goldman Sachs under the Class C Plans during the fiscal year ended January 31, 1997.

      During the fiscal year ended January 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund with Class A Shares then in existence:

                                                           Compensation                      Printing and      Preparation
                                                           and Expenses      Allocable       Mailing of        and
                                                           of the            Overhead,       Prospectuses      Distribution
                                                           Distributor       Telephone       to Other          of Sales
                                         Compensation      & Its Sales       and Travel      Than Current      Literature and
                                         to Dealers/1/     Personnel         Expenses        Shareholders      Advertising
                                         -----------       ---------         --------        ------------      -----------
Fiscal Year Ended January 31, 1999:

Balanced Fund                            $  529,148        $  360,366        $  382,623        $ 30,628         $107,723
Growth and Income Fund                    3,455,990         1,371,522         1,254,000         100,381          353,049
CORE Large Cap Value Fund                       209             6,092             6,779             543            1,909
CORE U.S. Equity Fund                     1,075,702           827,205           740,356          59,264          208,439
CORE Large Cap Growth Fund                  329,211           412,689           456,309          36,527          128,469
CORE Small Cap Equity Fund                   95,707           256,871           279,715          22,391           78,751
CORE International Equity Fund              139,410           472,886           565,684          45,282          159,262
Capital Growth Fund                       2,922,885         2,726,172         1,895,753         151,752          533,727
Strategic Growth Fund/2/                         --                --                --              --               --
Growth Opportunities Fund/2/                     --                --                --              --               --
Mid Cap Value                               688,906           421,030           344,128          27,547           96,885
International Equity Fund                 2,101,670         2,661,147         2,133,158         170,756          600,566
Small Cap Value Fund                      1,105,321           798,257           618,983          49,549          174,268
European Equity Fund                         77,916           172,015           170,084          13,615           47,885
Japanese Equity Fund                         36,322           149,025           170,376          13,638           47,967
International Small Cap                     105,008           261,347           281,137          22,505           79,151
Emerging Market Equity Fund                 513,317           413,276           387,371          31,008          109,060
Asia Growth Fund                            344,149           413,621           396,790          31,762          111,712

----------
/1/ Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.
/2/ During the period shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

      During the fiscal year ended January 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares then in existence:

                                                           Compensation                      Printing and      Preparation
                                                           and Expenses      Allocable       Mailing of        and
                                                           of the            Overhead,       Prospectuses      Distribution
                                                           Distributor       Telephone       to Other          of Sales
                                         Compensation      & Its Sales       and Travel      Than Current      Literature and
                                         to Dealers/1/     Personnel         Expenses        Shareholders      Advertising
                                         -----------       ---------         --------        ------------      -----------
Fiscal Year Ended January 31, 1999:

Balanced Fund                            $  337,025        $ 58,444          $ 71,112          $ 5,692           $20,021
Growth and Income Fund                    3,724,345         279,663           339,383           27,167            95,549
CORE Large Cap Value Fund                        35           5,474             6,660              533             1,875
CORE U.S. Equity Fund                       824,545         107,505           130,598           10,454            36,768
CORE Large Cap Growth Fund                  354,359         142,953           173,917           13,922            48,964
CORE Small Cap Equity Fund                  109,290         119,334           145,193           11,622            40,877
CORE International Equity Fund               47,527          92,413           112,445            9,001            31,657
Capital Growth Fund                         910,940          95,082           115,153            9,218            32,420
Strategic Growth Fund/2/                         --              --                --               --                --
Growth Opportunities Fund/2/                     --              --                --               --                --
Mid Cap Value Fund                          407,838          91,292           110,596            8,853            31,137
International Equity Fund                   605,118         121,626           147,961           11,844            41,657
Small Cap Value Fund                        481,953          56,634            68,841            5,511            19,381
European Equity Fund                            222             154               187               15                53
Japanese Equity Fund                          4,540          47,432            57,713            4,620            16,248
International Small Cap                       1,352           4,574             5,566              446             1,567
Emerging Market Equity Fund                   2,843           1,873             2,279              182               642
Asia Growth Fund                             69,014          17,962            21,483            1,720             6,048

----------
/1/ Advance commissions paid to dealers of 4% on Class B shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.
/2/ During the periods shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

      During the fiscal year ended January 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares then in existence:

                                                           Compensation                      Printing and      Preparation
                                                           and Expenses      Allocable       Mailing of        and
                                                           of the            Overhead,       Prospectuses      Distribution
                                                           Distributor       Telephone       to Other          of Sales
                                         Compensation      & Its Sales       and Travel      Than Current      Literature and
                                         to Dealers/1/     Personnel         Expenses        Shareholders      Advertising
                                         -----------       ---------         --------        ------------      -----------
Fiscal Year Ended January 31, 1999:

Balanced Fund                            $155,489          $22,725           $27,651             2,213           $ 7,785
Growth and Income Fund                    642,535           38,821            47,236             3,781            13,299
CORE Large Cap Value Fund                      --            5,474             6,660               533             1,875
CORE U.S. Equity Fund                     153,636           16,039            19,516             1,562             5,495
CORE Large Cap Growth Fund                133,109           48,875            59,469             4,760            16,743
CORE Small Cap Equity Fund                 47,805           36,337            44,213             3,539            12,448
CORE International Equity Fund             28,306           45,144            54,929             4,397            15,465
Capital Growth Fund                       223,924           20,452            24,886             1,992             7,006
Strategic Growth Fund/2/                       --               --                --                --                --
Growth Opportunities Fund/2/                   --               --                --                --                --
Mid Cap Value                             124,212           24,313            29,583             2,368             8,329
International Equity Fund                  74,109           14,632            17,798             1,425             5,011
Small Cap Value Fund                       96,526            9,640            11,723               938             3,300
European Equity Fund                          178               84               103                 8                29
Japanese Equity Fund                        2,314            4,777             5,813               465             1,637
International Small Cap                       651            1,554             1,891               151               532
Emerging Market Equity Fund                 2,859            1,468             1,787               143               503
Asia Growth Fund                           13,673            3,594             4,373               350             1,231

----------
/1/ Advance commissions paid to dealers of 1% on Class C shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.
/2/ During the periods shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

      During the period July 27, 1998 (commencement of operations) through December 31, 1998, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan, Class B Plan and Class C Plan with respect to the Real Estate Securities Fund: $293, $0 and $1, respectively (compensation to dealers); $160,926, $3,872 and $383, respectively (compensation and expenses of the Distributor and its sales personnel); $186,868, $4,711 and $466, respectively (allocable overhead, telephone and travel expenses); $14,958, $377 and $37, respectively (printing and mailing of prospectuses to other than current shareholders); and $52,610, $1,326 and $131, respectively (preparation and distribution of sales literature and advertising). With respect to compensation to dealers, advance commissions paid to dealers of 1%, 4% and 1% on Class A Shares, Class B Shares and Class C Shares, respectively, are considered deferred assets which are amortized over a period of 1 year, 6 years and 1 year, respectively; amounts presented above reflect amortization expense record during the period.

      The foregoing tables and the information contained in the preceeding paragraph reflect amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Plans. The payments under the plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

      For the fiscal years and periods indicated below, Goldman Sachs received service fees from the Funds pursuant to the Plans then in existence at the rate of 0.25% of each Fund's average daily net assets attributable to Class A, Class B, or Class C Shares, which totaled:

                                                    Class A                                 Class B                   Class C
                                         ------------------------------          ---------------------------         ----------
                                               1998                1997                1998             19971              1998
                                               ====                ====                ====             =====              ====
Balanced Fund/2/                         $  301,397          $  153,392          $   24,856        $    1,294        $    4,430
Growth and Income Fund/2/                 2,324,970           1,252,257             372,604             9,358            19,181
CORE Large Cap Value Fund/3/                    N/A                 N/A                 N/A               N/A               N/A
CORE U.S. Equity Fund/2/                    771,451             432,457              88,342            12,169             4,871
CORE Large Cap Growth Fund/4/                61,924                 N/A              11,444               N/A             2,293
CORE Small Cap Equity Fund/5/                 6,898                 N/A               6,688               N/A             1,346
CORE International Equity Fund/5/             2,748                 N/A               1,900               N/A             1,040
Capital Growth Fund/2/                    2,678,370           2,171,462              42,465             2,854             3,202
Strategic Growth Fund/6/                        N/A                 N/A                 N/A               N/A               N/A
Growth Opportunities Fund/6/                    N/A                 N/A                 N/A               N/A               N/A
Mid Cap Value Fund/5/                        67,485                 N/A              15,862               N/A             3,499
International Equity Fund/2/              1,632,745           1,071,755             104,859            14,733             2,496
Small Cap Value Fund/2/                     727,298             569,684              53,536             2,992             4,052
European Equity Fund/7/                         N/A                 N/A                 N/A               N/A               N/A
Japanese Equity Fund/7/                         N/A                 N/A                 N/A               N/A               N/A
International Small Cap Fund/7/                 N/A                 N/A                 N/A               N/A               N/A
Emerging Market Equity Fund/8/                3,424                 N/A                  13               N/A                10
Asia Growth Fund/2/                         513,560             626,724               9,517             3,410               951

----------
/1/ For the period commencing May 1, 1996.

/2/ Prior to May 1, 1996 and August 15, 1997, Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, International Equity, Small Cap Value, and Asia Growth Funds had not sold Class B and Class C Shares, respectively.

/3/ CORE Large Cap Value Fund commenced operations on December 31, 1998.

/4/ Prior to May 1, 1997, May 1, 1997 and August 15, 1997, CORE Large Cap Growth Fund had not sold Class A, Class B and Class C Shares, respectively.

/5/ Prior to August 15, 1997, CORE Small Cap Equity, CORE International Equity and Mid Cap Value Funds had not sold Class A, Class B or Class C Shares.

/6/ During the periods shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

/7/ Prior to October 1, 1998, May 1, 1998 and May 1, 1998, European Equity, Japanese Equity and International Small Cap Funds had not sold Class A, Class B or Class C Shares.

/8/ Prior to December 15, 1997, Emerging Markets Equity Fund had not sold Class A, Class B or Class C Shares.

          OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,
                      REDEMPTIONS, EXCHANGES AND DIVIDENDS
            (Class A Shares, Class B Shares and Class C Shares Only)

Maximum Sales Charges

      Class A Shares of each Fund are sold at a maximum sales charge of 5.5%. Using the initial offering price per share as of January 31, 1999 (December 31, 1998 with respect to the Real Estate Securities Fund), the maximum offering price of each Fund's Class A shares would be as follows:

                                                         Maximum     Offering
                                      Net Asset           Sales      Price to
                                        Value             Charge      Public
                                        -----             ------      ------

Balanced Fund                           $20.48             5.5%       $21.67
Growth and Income Fund                   24.33             5.5%        25.75
CORE U.S. Equity Fund                    32.98             5.5%        34.90
CORE Large Cap Value Fund                10.15             5.5%        10.74
CORE Large Cap Growth Fund               16.17             5.5%        17.11
CORE Small Cap Equity Fund               10.16             5.5%        10.75
CORE International Equity Fund            9.98             5.5%        10.56
Capital Growth Fund                      24.03             5.5%        25.43
Strategic Growth Fund/1/                   N/A             5.5%          N/A
Growth Opportunities Fund/1/               N/A             5.5%          N/A
Mid Cap Value Fund                       18.38             5.5%        19.45
International Equity Fund                21.92             5.5%        23.20
Small Cap Value Fund                     18.51             5.5%        19.59
European Equity Fund                     12.20             5.5%        12.91
Japanese Equity Fund                     11.06             5.5%        11.70
International Small Cap Fund             10.62             5.5%        11.24
Emerging Market Equity Fund               7.04             5.5%         7.45
Asia Growth Fund                          7.79             5.5%         8.24
Real Estate Securities Fund               9.20             5.5%         9.74

/1/ During the fiscal year ended January 31, 1999, no shares of Strategic Growth or Growth Opportunities Funds were offered.

The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends." Please see the Prospectus for more complete information.

Other Purchase Information

If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)

A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Funds and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $35,000 and purchases additional Class A Shares of any Fund with a purchase price of $25,000, the sales charge for the $25,000 purchase would be 4.75% (the rate applicable to a single purchase of more than $50,000). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other Private Client Services account. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (1) your employee has been assigned a cumulative discount number by Goldman Sachs, and (2) your account, alone or in combination with the accounts of other plan participants also invested in Class A Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention (Class A)

If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions

Shareholders may receive dividends and distributions in additional Shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or Shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of a Fund, or ILA, Class B or Class C Units of the Prime Obligations Portfolio, if they hold Class B or Class C Shares of a Fund (the "ILA Portfolios").

A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Fund or ILA Portfolio and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund into an identical account of another Fund or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Systematic Withdrawal Plan

A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See "Shareholder Guide" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

                                  SERVICE PLAN
                              (Service Shares Only)

The Funds have adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information, (h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from the Fund, working with the Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, each Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.

The amount of the service fees paid by each Fund then in existence to Service Organizations pursuant to the Plan was as follows for the fiscal years indicated:

                                         1999             1998             1997
                                         ----             ----             ----
Balanced Fund                          $ 1,402          $    31              N/A
Growth and Income Fund                  57,187           32,418            6,126
CORE Large Cap Value Fund                    1              N/A              N/A
CORE U.S. Equity Fund                   49,461           27,222            4,581
CORE Large Cap Growth Fund               2,992              257              N/A
CORE Small Cap Equity Fund                  74                4              N/A
CORE International Equity Fund              53                3              N/A
Capital Growth Fund                      7,655                4              N/A
Strategic Growth Fund                      N/A              N/A              N/A
Growth Opportunities Fund                  N/A              N/A              N/A
Mid Cap Value Fund                         685               12              N/A
International Equity Fund               17,786            9,236            1,032
Small Cap Value Fund                       588                4              N/A
European Equity Fund                         3              N/A              N/A

                                         1999             1998             1997
                                         ----             ----             ----
Japanese Equity Fund                         6              N/A              N/A
International Small Cap Fund                 6              N/A              N/A
Emerging Markets Equity Fund                 7                1              N/A

During the period July 27, 1998 (commencement of operations) through December 31, 1998, the Real Estate Securities Fund paid Service Organizations $3 pursuant to the Plan.

The Funds have adopted the Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with a Fund, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of the Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plan and related Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 27, 1999. The Plan and related Service Agreements will remain in effect until May 1, 2000 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds.

                                   APPENDIX A

Commercial Paper Ratings

            A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

            "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

            "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

            "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

            "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


                                      1-A

            "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

            "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

            "Not Prime" - Issuers do not fall within any of the Prime rating categories.

            The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

            "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

            "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

            "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


                                      2-A

            "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

            "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

            Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

            "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

            "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            "D" - Securities are in actual or imminent payment default.

            Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

            "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

            "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."


                                      3-A

            "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

            "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

Corporate and Municipal Long-Term Debt Ratings

            The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

            "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

            "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the


                                      4-A
obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

            "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

            "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

            "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

            "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

            The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or


                                      5-A
fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

            Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

            The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

            "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

            "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.


                                      6-A

            "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

            "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

            To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

            The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

            "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

            "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


                                      7-A

            "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

            "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

            To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

            Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

            "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

            "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

            "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.


                                      8-A

            "D" - This designation indicates that the long-term debt is in default.

            PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

            A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


                                      9-A

            "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

            "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

            Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.


                                      10-A

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

      Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

      Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

        Our assets are our people, capital, and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

      We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

      We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

      We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

      We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

      We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

      The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

       Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

      We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to


                                      1-B
maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

      We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

      We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

      Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

      Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.


                                      2-B

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

      Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

      With thirty-seven offices around the world Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

      The number one underwriter of all international equity issues from 1989-1997.

      The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).*

      The number one lead manager for initial public offerings (IPOs) worldwide (1989-1997).

----------
* Source: Securities Data Corporation. Common stock ranking excludes REITs, Investment Trusts and Rights.


                                      3-B

                 GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869        Marcus Goldman opens Goldman Sachs for business

1890        Dow Jones Industrial Average first published

1896        Goldman, Sachs & Co. joins New York Stock Exchange

1906 Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

            Dow Jones Industrial Average tops 100

1925 Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956 Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970        Goldman, Sachs & Co. opens London office

1972        Dow Jones Industrial Average breaks 1000

1986        Goldman, Sachs & Co. takes Microsoft public

1988        Goldman Sachs Asset Management is formally established

1991 Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995 Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

            Dow Jones Industrial Average breaks 5000

1996        Goldman, Sachs & Co. takes Deutsche Telekom public

            Dow Jones Industrial Average breaks 6000

1997 Goldman Sachs Asset Management increases assets under management by 100% over 1996

            Dow Jones Insdustrial Average breaks 7000


                                      4-B

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under management

            Dow Jones Industrial Average breaks 9000

1999        Goldman Sachs becomes a public company.


                                      5-B

                                   APPENDIX C

                             Statement of Intention
                       (applicable only to Class A shares)

      If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

      To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor's purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                                Escrow Agreement

      Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

      If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.


                                      1-C

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                              Institutional Shares
                                 Service Shares
                  GOLDMAN SACHS CONSERVATIVE STRATEGY PORTFOLIO
            GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (FORMERLY, THE
                          "INCOME STRATEGY PORTFOLIO")
               GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
                     GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
               GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO
                    (Each a portfolio of Goldman Sachs Trust)

                                4900 Sears Tower
                          Chicago, Illinois 60606-6303

      This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Class A, Class B, Class C, Service Shares and Institutional Shares of Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio dated May 1, 1999, and as may be further amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

      The audited financial statements and related Report of Arthur Andersen LLP, independent public accountants, for each Portfolio contained in each Portfolio's 1998 annual report is incorporated herein by reference in the section "Financial Statements." No other portions of the Portfolio's Annual Report are incorporated herein by reference.

The date of this Additional Statement is May 1, 1999.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INTRODUCTION ................................................................B-4
INVESTMENT OBJECTIVES AND POLICIES ..........................................B-4
DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES..........................B-18
INVESTMENT RESTRICTIONS ....................................................B-60
MANAGEMENT .................................................................B-62
PORTFOLIO TRANSACTIONS AND BROKERAGE .......................................B-81
NET ASSET VALUE ............................................................B-83
PERFORMANCE INFORMATION ....................................................B-84
SHARES OF THE TRUST ........................................................B-91
TAXATION ...................................................................B-98
FINANCIAL STATEMENTS ......................................................B-105
OTHER INFORMATION .........................................................B-105
OTHER INFORMATION REGARDING PURCHASES
  REDEMPTIONS, EXCHANGES AND DIVIDENDS ....................................B-107
DISTRIBUTION AND SERVICE PLANS ............................................B-110
SERVICE PLAN ..............................................................B-115
APPENDIX A (Description of Securities Ratings) ..............................1-A
APPENDIX B (Business Principles of Goldman, Sachs & Co ) ....................1-B
APPENDIX C (Statement of Intention and Escrow Agreement) ....................1-C

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser
One New York Plaza
New York, New York 10004

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, NY 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

                          Toll free .......800-526-7384

                                  INTRODUCTION

      Goldman Sachs Trust (the "Trust") is an open-end management investment company. The Trust is organized as a Delaware business trust, and is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Conservative Strategy Portfolio ("Conservative Strategy Portfolio"), Goldman Sachs Balanced Strategy Portfolio ("Balanced Strategy Portfolio"), Goldman Sachs Growth and Income Strategy Portfolio ("Growth and Income Strategy Portfolio"), Goldman Sachs Growth Strategy Portfolio ("Growth Strategy Portfolio") and Goldman Sachs Aggressive Growth Strategy Portfolio ("Aggressive Growth Strategy Portfolio") (each referred to herein as a "Portfolio" and collectively referred to as the "Portfolios"). The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Portfolios and other series. Each Portfolio is each authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series and classes may be added in the future from time to time. No shares of the Conservative Strategy Portfolio were offered during the Fiscal Year ended December 31, 1998.

      Each Portfolio is a separately managed, diversified mutual fund with its own investment objectives and policies. Each Portfolio has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among other investment portfolios of the Trust (the "Underlying Funds").

      Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to each Portfolio. GSAM is sometimes referred to herein as the "Adviser." Goldman Sachs serves as each Portfolio's distributor and transfer agent. Each Portfolio's custodian is State Street Bank and Trust Company ("State Street").

                       INVESTMENT OBJECTIVES AND POLICIES

      Normally, each of the Portfolios will be predominantly invested in shares of the Underlying Funds. These Underlying Funds currently consist of the: the Growth and Income Fund, CORE Large Cap Value Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, Capital Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Real Estate Securities Fund, CORE International Equity Fund, International Equity Fund, European Equity Fund, Japanese Equity Fund, International Small Cap Fund, Emerging Markets Equity Fund, and Asia Growth Fund, (the "Underlying Equity Funds"); Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund, Global Income Fund and High Yield Fund (the "Underlying Fixed-Income Funds") and the Financial Square Prime Obligations Fund. The value of the Underlying Funds' investments, and the net asset value of the shares of both the Underlying Funds and the Portfolios will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Portfolios may be worth more or less when redeemed than when purchased. The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds may make.

Description of Underlying Funds

Growth and Income Fund

      Objectives. This Fund seeks long-term growth of capital and growth of income.

      Primary Investment Focus. This Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that its investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

      Other. This Fund may invest up to 35% of its total assets in fixed-income securities, such as corporate debt and bank obligations, that offer the potential to further the Fund's investment objective. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

CORE Large Cap Value Fund

      Objective. This Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

      Primary Investment Focus. This Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio composed of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

      Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

CORE U.S. Equity Fund

      Objective. This Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.S. economy.

      Primary Investment Focus. This Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio composed of companies with average long-term earnings growth expectations and dividend yields.

      Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

CORE Large Cap Growth Fund

      Objective. This Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

      Primary Investment Focus. This Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investment adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio composed of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

      Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

CORE Small Cap Equity Fund

      Objective. This Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

      Primary Investment Focus. This Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfolio composed of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

      Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

Capital Growth Fund

      Objective. This Fund seeks long-term growth of capital.

      Primary Investment Focus. This Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by its investment adviser to have long-term capital appreciation potential.

      Other. Although this Fund will invest primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mid Cap Value Fund

      Objective. This Fund seeks long-term capital appreciation.

      Primary Investment Focus. This Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer decreases below $400 million or increases above $16 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.

      Other. This Fund may invest up to 35% of its total assets in fixed-income securities, such as corporate debt and bank obligations. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Small Cap Value Fund

      Objective. This Fund seeks long-term growth of capital.

      Primary Investment Focus. This Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

      Small Capitalization Companies. This Fund invests in companies which its investment adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Fund's investment adviser believes have significant growth potential. The investment adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks.

      Other. This Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Real Estate Securities Fund

      Objective. This Fund seeks total return comprised of long-term growth of capital and dividend income.

      Primary Investment Focus. This Fund will invest, under normal circumstances substantially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

      The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Fund's investment adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The investment adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.

      Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITS whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

      Shares of REITs. The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses directly by the Fund.

      Other. This Fund may invest up to 20% of its total assets in fixed-income securities, such as corporate debt and bank obligations, that offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

CORE International Equity Fund

      Objective. This Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

      Primary Investment Focus. This Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

      The Fund may allocate its assets among countries as determined by its investment adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in securities of issuers in countries with emerging markets or economies which involve certain risks which are not present in investments in more developed countries.

      The Fund seeks broad representation of large cap issuers across major countries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

      Other. The Fund's investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

International Equity Fund

      Objective. This Fund seeks long-term capital appreciation.

      Primary Investment Focus. This Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

      The Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.

      The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and emerging countries. Currently, emerging countries include among others, most Latin American, African, Asian and Eastern European nations. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed countries.

      Other. Up to 35% of the Fund's total assets may be invested in fixed-income securities, such as corporate debt and bank obligations.

European Equity Fund

      Objective. This Fund seeks long-term capital appreciation.

      Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified. A European issuer is a company that either: (i) has a class of its securities whose principal securities markets is in a European country; (ii) derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the European countries; (iii) maintains 50% or more of its assets in one or more of the European countries; or
(iv) is organized under the laws of, or has a principal office in, a European country. The Fund may allocate its assets among different countries as determined by its investment adviser from time to time, provided that the Fund's assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries. Currently, emerging countries include among others, most Latin American, African, Asian, most Eastern European nations, including the states that formerly comprised the Soviet Union and Yugoslavia.

      Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities, such as corporate debt and bank obligations.

Japanese Equity Fund

      Objective. This Fund seeks long-term capital appreciation.

      Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either: (i) has a class of its securities whose principal securities markets is in Japan; (ii) is organized under the laws of, or has a principal office in Japan; (iii) derives 50% or more of its total revenue from goods produced, sales made or services performed in Japan; or (iv) maintains 50% of more of its assets in Japan. The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

      Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, such as corporate debt and bank obligations. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed countries.

International Small Cap Fund

      Objective. This Fund seeks long-term capital appreciation.

      Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment that are organized outside the U.S. or whose securities are principally traded outside the U.S. The Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the emerging countries. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations. Many of the emerging countries in which the Fund may invest involve risks which are not present in investments in more developed countries.

      Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment and in fixed-income securities, such as corporate debt and bank obligations. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

Emerging Markets Equity Fund

      Objective. This Fund seeks long-term capital appreciation.

      Primary Investment Focus. This Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of emerging country issuers. The investment adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin American, African, Asian and Eastern European nations. The Fund's investment adviser currently intends that the Fund's investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:
Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe.

      An emerging country issuer is any company that either: (i) derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more emerging countries; (ii) is organized under the laws of, or has a principal office in, an emerging country; (iii) maintains 50% or more of its assets in one or more of the emerging countries; or (iv) has a class of its securities whose principal securities markets is in an emerging country.

      Under normal circumstances, this Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund's investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund's assets among emerging countries. Concentration of the Fund's assets in one or a few emerging countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated.

      Investments in Emerging Countries involve certain risks which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

      Other. The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed-income securities, such as corporate debt and bank obligations, of private and governmental emerging country issuers; and (ii) equity and fixed-income securities of issuers in developed countries.

Asia Growth Fund

      Objective. This Fund seeks long-term capital appreciation.

      Primary Investment Focus. This Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of Asian issuers. An Asian issuer is any company that either: (i) has a class of its securities whose principal securities markets is in one of more Asian countries; (ii) derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Asian countries; (iii) maintains 50% or more of its assets in one or more Asian countries; or (iv) is organized under the laws of, or has a principal office in, an Asian country. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks which are not present in investments in more developed countries.

      This Fund may allocate its assets among the Asian countries as determined from time to time by its investment adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the investment adviser's view of the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. For example, on January 31, 1999 (the end of the Fund's last fiscal year), more than 25% of the Fund's assets were invested in securities traded in Hong Kong.

      Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities, such as corporate debt and bank obligations.

Financial Square Prime Obligations Fund

      Objective. This Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

      Primary Investment Focus. This Fund invests in securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper, and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. Securities purchased by the Fund will be determined by its investment adviser to present minimal credit risks, and will have remaining maturities (as determined in accordance with regulatory requirements) of 13 months or less at the time of purchase. The dollar-weighted average maturity of the Fund will not exceed 90 days.

      Other. The investments of this Fund are limited by regulations applicable to money market funds as described in its Prospectus, and do not include many of the types of investments that are permitted for the other Underlying
Funds. Although this Fund attempts to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so on a continuous basis. Like investments in the other Underlying Funds, an investment in this Fund is neither insured nor guaranteed by the U.S. Government or any governmental authority.

Adjustable Rate Government Fund

      Objective. This Fund seeks to provide a high level of current income, consistent with low volatility of principal.

      Duration. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a nine-month U.S. Treasury bill.

      Investment Sector. This Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including fixed rate mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

      Credit Quality. This Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

      Other. This Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Short Duration Government Fund

      Objective. This Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

      Duration. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year U.S. Treasury note.

      Investment Sector. This Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

      Credit Quality. This Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

      Other. This Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Government Income Fund

      Objective. This Fund seeks a high level of current income, consistent with safety of principal.

      Duration. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year U.S. Treasury note.

      Investment Sector. This Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

      Credit Quality. This Fund's non-U.S. Government Securities will be rated, at the time of purchase, AAA or Aaa by a Nationally Recognized Statistical Rating Organization (an "NRSRO") or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality.

      Other. This Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Core Fixed Income Fund

      Objective. This Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

      Duration. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year U.S. Treasury note.

      Investment Sector. This Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund's investments in non-dollar denominated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in countries with emerging markets or economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

      The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa by an NRSRO. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund, therefore, may invest in securities that are not included in the Index. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

      Credit Quality. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of purchase, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality.

      Other. This Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, options on foreign currencies, currency, credit, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Global Income Fund

      Objective. This Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

      Duration. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year government bond.

      Investment Sector. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

      The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank); (iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) Mortgage-Backed and Asset-Backed Securities.

      Credit Quality. All securities purchased by the Fund will be rated, at the time of purchase, at least BBB or Baa by an NRSRO. However, the Fund will invest at least 50% of its total assets in securities rated, at the time of purchase, AAA or Aaa by an NRSRO. Unrated securities will be determined by the Fund's investment adviser to be of comparable quality. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal.

      Other. This Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, options on foreign currencies, currency, credit, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

      The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies.

High Yield Fund

      Objective. This Fund seeks a high level of current income and may also consider the potential for capital appreciation.

      Duration. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year U.S. Treasury note.

      Investment Sector. This Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by an NRSRO, or, if unrated, determined by the investment adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Fund's investment adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

      Credit Quality. This Fund invests at least 65% of its total assets in securities rated BB or Ba or lower at the time of investment or, if unrated, determined by the Fund's investment adviser to be of comparable quality. The Fund may purchase securities of issuers in default. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Investment Securities and Practices." A description of the corporate bond ratings is contained in Appendix A to this Additional Statement.

      Other. This Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, and currency, credit, mortgage and interest rate swaps. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices.

               DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

      The Short-Duration Government and Adjustable Rate Government Funds invest in U.S. Government Securities and related repurchase agreements, and neither of these Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

      As stated in the Prospectus, the Portfolios may also invest a portion of their assets in high quality, short-term debt obligations and engage in certain other investment practices. Further information about the Underlying Funds and their respective investment objectives and policies is included in their Prospectus and Additional Statements. There is no assurance that any Portfolio or Underlying Fund will achieve its objective.

Corporate Debt Obligations

      Each Underlying Fund (other than the Adjustable Rate Government and Short Duration Government Funds) may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE Large Cap Value Fund, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Underlying Funds' investment advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

      Trust Preferreds. The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

      High Yield Securities. Bonds rated BB or below by Standard & Poor's Ratings Group ("Standard & Poor's") or Ba or below by Moody's Investors Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality securities. See Appendix A to this Additional Statement for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, Inc. and Duff & Phelps.

      The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

      The market values of high yield, fixed-income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

      Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Underlying Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of high yield, fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund's net asset value.

      The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, an Underlying Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. An Underlying Fund may be required to liquidate other portfolio securities to satisfy the Underlying Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.

      The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sale at a disadvantageous time and then only at a substantial drop in price. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an Underlying Fund's net asset value. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

      Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

      Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Underlying Fund's portfolio and increasing the exposure of the Underlying Fund to the risks of high yield securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund's investment adviser than would be the case with investments in investment-grade debt obligations. An Underlying Fund's investment adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The investment adviser monitors the investments in an Underlying Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

      Because the market for high yield securities is still relatively new and has not weathered a major economic recession, it is unknown what effects such a recession might have on such securities. A widespread economic down turn could result in increased defaults and losses.

      Loan Participations. The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

      Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

      For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

Obligations of the United States, Its Agencies, Instrumentalities and Sponsored Enterprises

      Each Underlying Fund may invest in U.S. government securities, which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises ("U.S. Government Securities"). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

      U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid. Each Underlying Fund may also purchase U.S. Government Securities in private placements, subject to the Underlying Fund's limitation on investment in illiquid securities.

      The Underlying Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

Bank Obligations

      Certain of the Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or government regulation.

      Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

      Certain of the Underlying Funds expect to invest in deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

      PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

      Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Underlying Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund.

Zero Coupon Bonds

      An Underlying Fund's investments in fixed-income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by an Underlying Fund defaults, the Underlying Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Underlying Fund's distribution obligations.

Variable and Floating Rate Securities

      The interest rates payable on certain fixed-income securities in which an Underlying Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

      Permissible investments for the Underlying Funds include "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

Custodial Receipts

      Each Underlying Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Municipal Securities

      Certain of the Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities").

      Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

      The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

      In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

      An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the High Yield and Core Fixed Income Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

      The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

      Municipal Leases, Certificates of Participation and Other Participation Interests. Municipal Securities include leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund's original investment.

      Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

      Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by an Underlying Fund may be determined by its investment adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the investment adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the investment adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.

      The Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. An Underlying Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the investment advisors, the interest from such participation is exempt from regular federal income tax.

      Auction Rate Securities. Municipal Securities also include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

      An Underlying Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.

      Other Types of Municipal Securities. Other types of Municipal Securities in which certain of the Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds and insured municipal obligations.

      Call Risk and Reinvestment Risk. Municipal Securities may include "call" provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund's portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund's return on its portfolio securities.

Mortgage Loans and Mortgage-Backed Securities

      General Characteristics. Certain of the Underlying Funds may invest in Mortgage-Backed Securities as described in the Prospectus. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

      The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if an Underlying Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if an Underlying Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that an Underlying Fund invests in Mortgage-Backed Securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

      Adjustable Rate Mortgage Loans ("ARMs"). ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

      Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

      ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

      There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of an Underlying Fund's portfolio and, therefore, in the net asset value of an Underlying Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

      Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

      Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Underlying Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Underlying Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1. Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

      Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2. Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3. Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4. "Due-on-Sale" Provisions. Fixed-rate mortgage loans may contain a so-called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5. Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

      Government Guaranteed Mortgage-Backed Securities. There are several types of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped Mortgage-Backed Securities. An Underlying Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

      An Underlying Fund's investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

      Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

      Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

      Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

      Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

      Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

      The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

      Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac

Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

      Mortgage Pass-Through Securities. As described in the Prospectus, the Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

      The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

      Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

      Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

      Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

      Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

      Credit Enhancement. Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

      Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

      In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

      The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

      Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

      Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

      Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

      Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. An Underlying Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

      Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

      Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

      CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Underlying Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

      CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

      The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      Stripped Mortgage-Backed Securities. Certain of the Underlying Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of an Underlying Fund's limitation on investments in illiquid securities. An Underlying Fund's investment adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities

      Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

      Certain Underlying Funds may invest in asset-backed securities. Like Mortgage-Backed Securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that an Underlying Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

      Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Futures Contracts and Options on Futures Contracts

      Each Underlying Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to a representative index. CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. An Underlying Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by an Underlying Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, an Underlying Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      When interest rates are rising or securities prices are falling, an Underlying Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, an Underlying Fund may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates. An Underlying Fund may purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. The Underlying Fixed-Income Funds may also use futures contracts to manage their term structure, sector selection and duration in accordance with their investment objectives and policies.

      Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund will usually liquidate futures contracts on securities or currency in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Underlying Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that an Underlying Fund owns or proposes to acquire. An Underlying Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, an Underlying Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Fund's investment adviser, there is a sufficient degree of correlation between price trends for an Underlying Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, an Underlying Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an

Underlying Fund's portfolio may be more or less volatile than prices of such futures contracts, its investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having an Underlying Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting an Underlying Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

      On other occasions, an Underlying Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

      Options on Futures Contracts. The acquisition of put and call options on futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund's assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated upon exercise of the option to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Other Considerations. An Underlying Fund will engage in futures transactions and related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

      In addition to bona fide hedging, a CFTC regulation permits an Underlying Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and related options may also be limited by certain requirements that must be met in order for an Underlying Fund to qualify as a regulated investment company for federal income tax purposes.

      Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Underlying Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

      While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.

      Perfect correlation between an Underlying Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for an Underlying Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of a Fund's trading in futures depends upon the ability of its investment adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices

      Writing Covered Options. Certain of the Underlying Funds may write (sell) covered call and put options on any securities in which they may invest. An Underlying Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an Underlying Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by an Underlying Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. An Underlying Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

      A put option written by an Underlying Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by an Underlying Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

      Call and put options written by an Underlying Fund will also be considered to be covered to the extent that the Underlying Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Underlying Fund or by an offsetting forward contract which, by virtue of its exercise price or otherwise, reduces an Underlying Fund's net exposure on its written option position.

      The Underlying Funds may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

      An Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Underlying Fund) upon conversion or exchange of other securities in its portfolio. An Underlying Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by using the other methods described above.

      An Underlying Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

      Purchasing Options. Each Underlying Fund (other than Financial Square Prime Obligations Fund) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. An Underlying Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

      An Underlying Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the call option.

      An Underlying Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts"), or in securities in which it may invest. The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an Underlying Fund's securities. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

      An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

      Yield Curve Options. Each Underlying Fixed-Income Fund and Real Estate Securities Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Underlying Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. An Underlying Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of its investment adviser, the Underlying Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

      Yield curve options written by an Underlying Fund will be "covered." A call (or put) option is covered if an Underlying Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Underlying Fund's net liability under the two options. Therefore, an Underlying Fund's liability for such a covered option is generally limited to the difference between the amount of the Underlying Fund's liability under the option written by the Underlying Fund less the value of the option held by the Underlying Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and the trading markets for these options may not be as developed.

      Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

      Transactions by an Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Underlying Funds' investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an investment adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If an investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants and Stock Purchase Rights

      Certain of the Underlying Funds may invest a portion of their assets in warrants or rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. An Underlying Fund will invest in warrants and rights only if such securities are deemed appropriate by its investment adviser for investment by the Underlying Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Investments

      Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Fund's investment adviser, to offer the potential for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

      Investing in foreign securities also involves, however, certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Underlying Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. An Underlying Fund may be subject to currency exposure independent of its securities positions.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of an Underlying Fund's total assets, adjusted to reflect the Underlying Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

      Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Underlying Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

      Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of an Underlying Fund's assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect an Underlying Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

      ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      To the extent an Underlying Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Underlying Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

      As described more fully below, certain of the Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets" below.

      Investing in Emerging Markets. CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including (for certain Funds) emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. Growth and Income, Capital Growth, Mid Cap Value, Small Cap Value and Real Estate Securities Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers. The Core Fixed Income, Global Income and High Yield Funds may invest in debt securities of foreign issuers, including emerging country issuers, and in fixed income securities quoted or denominated in a currency other than U.S. dollars.

      Investments in securities of emerging market issuers involve special risks. The development of a market for such securities is a relatively recent phenomenon, and each of the securities markets of the emerging countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

      Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. A Fund's investments in emerging countries are subject to the risk that the liquidity of particular instruments, or instruments generally in such countries, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investing perceptions, whether or not accurate. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of the securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control prices in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect an Underlying Fund's ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so. The risks associated with reduced liquidity may be particularly acute to the extent that an Underlying Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

      Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      With respect to investment in certain emerging market countries, archaic legal systems may have an adverse impact on an Underlying Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

      Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund's investment in certain emerging countries and may increase the expenses of the Underlying Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging countries is subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

      Each of the emerging countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Underlying Funds may invest and adversely affect the value of the Underlying Funds' assets. A Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Certain Funds intend to seek investment opportunities within the former "east bloc" countries in Eastern Europe. See "Fund Investment Objective and Policies" in the Fund's prospectus. All or a substantial portion of such investments may be considered "not readily marketable" for purposes of the limitations set forth below. For example, most Eastern European countries have had a centrally planned, socialist economy since shortly after World War II. The governments of a number of Eastern European countries currently are implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have any recent history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. To the extent an Underlying Fund invests in an issuer located (1) in a country which was formerly part of Yugoslavia, (2) in a country that shares a border with the former country of Yugoslavia, (3) in a country which is a member of the North Atlantic Treaty Organizaton ("NATO"), or (4) in other countries in Europe, such Underlying Fund could suffer investment losses as a result of the recent conflict between Serbia and the members of NATO. The NATO bombing campaign and proposed oil embargo (if implemented) could adversely affect an Underlying Fund's investments. The extent to which this conflict may broaden and involve other countries such as Russia is unpredictable, and the impact this conflict may have on an Underlying Fund is uncertain.

      The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

      An Underlying Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

      Foreign markets may also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of an Underlying Fund's assets is uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability of the Underlying Fund to the purchaser. The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk if a securities firm defaults in the performance of its responsibilities.

      Investing in Japan. The Japanese Equity Fund invests in the equity securities of Japanese companies. Japan's economy, the second-largest in the world, has grown substantially over the last three decades. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. Profits have fallen sharply, unemployment has reached a historical high and consumer confidence is low. The banking sector continues to suffer from non-performing loans and this economy is subject to deflationary pressures. Numerous discount-rate cuts since its peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain.

      In addition to the cyclical downturn, Japan is suffering through structural adjustments. The Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.

      While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civic unrest, it is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

      Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and it is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. The strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

      Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

      Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and an Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and an Underlying Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

      Brady Bonds. Certain foreign debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.

      Forward Foreign Currency Exchange Contracts. Certain of the Underlying Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

      At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

      An Underlying Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Underlying Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the

Underlying Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

      Additionally, when an Underlying Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund's foreign assets.

      Certain of the Underlying Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if an Underlying Fund's investment adviser determines that there is a pattern of correlation between the two currencies. These Funds may also purchase and sell forward contracts to seek to increase total return when an Underlying Fund's investment adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio.

      Unless otherwise covered, cash or liquid assets of an Underlying Fund will be segregated in an amount equal to the value of the Underlying Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. The segregated assets will be marked-to-market. If the value of the segregated assets declines, additional liquid assets will be segregated so that the value will equal the amount of an Underlying Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, an Underlying Fund's ability to utilize forward foreign currency exchange contracts may be restricted. Certain of the Underlying Funds will not enter into a forward contract with a term of greater than one year.

      While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Underlying Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Underlying Fund from achieving a complete hedge or expose the Underlying Fund to risk of foreign exchange loss.

      Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

      Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. An Underlying Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by its investment adviser.

      Writing and Purchasing Currency Call and Put Options. Certain of the Underlying Funds may, to the extent that they invest in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when an Underlying Fund seeks to close out an option, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund's position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by an Underlying Fund will be traded on U.S. and foreign exchanges or over-the-counter.

      Options on currency may be used for either hedging or cross-hedging purposes, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when an Underlying Fund's investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Underlying Fund's portfolio.

      A call option written by an Underlying Fund obligates an Underlying Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by an Underlying Fund would obligate an Underlying Fund to purchase a specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that an Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

      An Underlying Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." An Underlying Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.

      An Underlying Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by an Underlying Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.

      An Underlying Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of an Underlying Fund's portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

      In addition to using options for the hedging purposes described above, certain Underlying Funds may use options on currency to seek to increase total return. These Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, an Underlying Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, an Underlying Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

      Special Risks Associated With Options on Currency. An exchange traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If an Underlying Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

      There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

      An Underlying Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.

      The amount of the premiums which an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Mortgage Dollar Rolls

      Certain of the Underlying Funds may enter into mortgage "dollar rolls" in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of an Underlying Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. An Underlying Fund segregates until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

      For financial reporting and tax purposes, the Underlying Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

      Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, an Underlying Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which an Underlying Fund originally held. Successful use of mortgage dollar rolls will depend upon the ability of an Underlying Fund's investment adviser to manage an Underlying Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities

      Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars

      Certain Underlying Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, certain of the Underlying Fixed-Income Funds and Real Estate Securities Fund may enter into mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by an Underlying Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

      An Underlying Fund will enter into interest rate mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Underlying Fund's risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that an Underlying Fund's potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund's borrowing restrictions.

      An Underlying Equity Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by its investment adviser. The Underlying Fixed-Income Funds will not enter into any mortgage, interest rate, credit or swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor's or A or P-1 or better by Moody's or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. The Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor's or Moody's or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The investment advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Underlying Funds' transactions in swaps, caps, floors and collars.

      The use of interest rate, mortgage, credit, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Underlying Fund's investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if this investment technique were not used.

Equity Swaps

      Each Underlying Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. For example, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In those cases, the Underlying Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Underlying Fund on the notional amount. In other cases, the conterparty and the Underlying Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

      An Underlying Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Underlying Funds' potential exposure, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Funds borrowing restrictions.

      An Underlying Equity Fund will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the investment adviser.

Real Estate Investment Trusts

      The Underlying Equity Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

      Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Lending of Portfolio Securities

      Each Underlying Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. An Underlying Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, an Underlying Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. An Underlying Fund would not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an Underlying Fund's investment adviser to be of good standing, and when, in the judgment of an Underlying Fund's investment adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an investment adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of an Underlying Fund (including the loan collateral).

When-Issued Securities and Forward Commitments

      Each Underlying Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or negotiate a commitment after entering into it. The Underlying Funds may also realize a capital gain or loss in connection with these transactions. For purposes of determining an Underlying Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. An Underlying Fund is required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, an Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

      Each Underlying Fund may invest a portion of its net assets in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies

      Each of the Underlying Funds may make limited investments in the securities of other investment companies including, pursuant to an exemptive order obtained from the SEC, money market funds for which the Adviser or any of its affiliates serves as investment adviser. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Underlying Fund. However, to the extent that the Underlying Fund invests in a money market fund for which the Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Underlying Fund to the investment adviser or its affiliates will be reduced by an amount equal to the Underlying Fund's proportionate share of the advisory and administration fees paid by such money market fund to the investment adviser or its affiliates.

      Each Underlying Equity Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the

"S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

      SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Underlying Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Underlying Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

      The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Underlying Funds could result in losses on SPDRs.

      Certain Underlying Funds may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Certain Underlying Funds may also invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements

      Each Underlying Fund may enter into repurchase agreements with selected broker-dealers, banks and other financial institutions. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by an Underlying Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to an Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

      For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from an Underlying Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by an Underlying Fund subject to a repurchase agreement as being owned by an Underlying Fund or as being collateral for a loan by an Underlying Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and an Underlying Fund has not perfected a security interest in the security, an Underlying Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

      The Underlying Fund's investment adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

      In addition, an Underlying Fund, together with other registered investment companies having advisory agreements with the Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

      Certain Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income and High Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

      When a Fund enters into a reverse repurchase agreement, it segregates cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by its investment adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Restricted and Illiquid Securities

      The Underlying Funds may not invest more than 15% (10% in the case of Financial Square Prime Obligations Fund) of their net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. The Trustees have adopted guidelines under which the Underlying Funds' investment advisers determine and monitor the liquidity of the Underlying Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

      The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Portfolio Turnover

      Each Underlying Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                             INVESTMENT RESTRICTIONS

      The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Portfolio. The investment objective of each Portfolio and all other investment policies or practices of each Portfolio are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, "majority" means the lesser of
(a) 67% or more of the shares of the Trust or a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Portfolio are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Portfolio. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. With respect to the Portfolios' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

      As a matter of fundamental policy, a Portfolio may not:

            (1) make any investment inconsistent with the Portfolio's classification as a diversified company under the Act;

            (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. Government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities;

            (3) borrow money, except (a) the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage transactions in mortgage dollar rolls which are accounted for as financings;

            (4) make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities as permitted by applicable law;

            (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting;

            (6) purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

            (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts;

            (8) issue senior securities to the extent such issuance would violate applicable law.

      Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Portfolio.

      In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

      A Portfolio may not:

            (a) Invest in companies for the purpose of exercising control or management (but this does not prevent a Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies).

            (b) Invest more than 15% of the Portfolio's net assets in illiquid investments, including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

            (c) Purchase additional securities if the Portfolio's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

            (d) Make short sales of securities, except short sales against the box.

      The Underlying Funds in which the Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective Additional Statements.

                                   MANAGEMENT

      The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

      Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                      Positions       Principal Occupation(s)
And Address                    With Trust        During Past 5 Years
-----------                    ----------      ---------------------

Ashok N. Bakhru, 57            Chairman        Chairman of the Board and Trustee
P.O. Box 143                   & Trustee       - Goldman Sachs Variable
Lima, PA  19037                                Insurance Trust (registered
                                               investment company) (since
                                               October 1997); President, ABN
                                               Associates (July 1994-March 1996
                                               and November 1998 to present);
                                               Executive Vice President Finance
                                               and Administration and Chief
                                               Financial Officer, Coty Inc.
                                               (manufacturer of fragrances and
                                               cosmetics) (April 1996-November
                                               1998); Senior Vice President of
                                               Scott Paper Company (until June
                                               1994); Director of Arkwright
                                               Mutual Insurance Company
                                               (1994-Present); Trustee of
                                               International House of
                                               Philadelphia (1989-Present);
                                               Member of Cornell University
                                               Council (1992-Present); Trustee
                                               of the Walnut Street Theater
                                               (1992-Present); Director, Private
                                               Equity Investors-III
                                               (since November  1998);  Trustee,
                                               Citizens  Scholarship  Foundation
                                               of America (since 1998).

Name, Age                      Positions       Principal Occupation(s)
And Address                    With Trust        During Past 5 Years
-----------                    ----------      ---------------------

*David B. Ford, 53             Trustee         Trustee - Goldman Sachs Variable
One New York Plaza                             Insurance Trust (registered
New York, NY  10004                            investment company) (since
                                               October 1997); Director,
                                               Commodities Corp. LLC (futures
                                               and commodities traders) (since
                                               April 1997); Managing Director,
                                               J. Aron & Company (commodity
                                               dealer and risk management
                                               advisor) (since November 1996);
                                               Managing Director, Goldman Sachs
                                               Investment Banking Division
                                               (since November 1996); Chief
                                               Executive Officer and Director,
                                               CIN Management (investment
                                               adviser) (since August 1996);
                                               Chief Executive Officer &
                                               Managing Director and Director,
                                               Goldman Sachs Asset Management
                                               International (since November
                                               1995 and December 1994,
                                               respectively); Co-Head, Goldman
                                               Sachs Asset Management Division
                                               (since November 1995); Co-Head
                                               and Director, Goldman Sachs Funds
                                               Management Inc. (since November
                                               1995 and December 1994,
                                               respectively); and Chairman and
                                               Director,   Goldman  Sachs  Asset
                                               Management  Japan Limited  (since
                                               November 1994).

*Douglas C. Grip, 37           Trustee         Trustee and President - Goldman
One New York Plaza             & President     Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since October 1997); Managing
                                               Director, Goldman Sachs Asset
                                               Management Division (since
                                               November 1997); President,
                                               Goldman Sachs Fund Group (since
                                               April 1996); and President, MFS
                                               Retirement   Services   Inc.,  of
                                               Massachusetts  Financial Services
                                               (prior thereto).

Name, Age                      Positions       Principal Occupation(s)
And Address                    With Trust        During Past 5 Years
-----------                    ----------      ---------------------

*John P. McNulty, 46           Trustee         Trustee - Goldman Sachs Variable
One New York Plaza                             Insurance Trust (registered
New York, NY  10004                            investment company) (since
                                               October 1997); Managing Director,
                                               Goldman Sachs (since November
                                               1996); General Partner, J. Aron &
                                               Company (since November 1995);
                                               Director and Co-Head, Goldman
                                               Sachs Funds Management Inc.
                                               (since November 1995); Director,
                                               Goldman Sachs Asset Management
                                               International (since January
                                               1996); Co-Head, GSAM (November
                                               1995 to present); Director,
                                               Global Capital Reinsurance
                                               (insurance) (since 1989);
                                               Director, Commodities Corp. LLC
                                               (since April 1997); Limited
                                               Partner of Goldman Sachs (1994 -
                                               November 1995); Trustee,
                                               Trust for Credit Unions
                                               (registered investment company)
                                               (since January 1996).

Mary P. McPherson, 63          Trustee         Trustee - Goldman Sachs Variable
The Andrew W. Mellon                           Insurance Trust (registered
Foundation                                     investment company) (since
140 East 62nd Street                           October 1997); Vice President and
New York, NY 10021                             Senior Program Officer, The
                                               Andrew W. Mellon Foundation
                                               (provider of grants for
                                               conservation, environmental and
                                               educational purposes) (since
                                               October 1997); President of Bryn
                                               Mawr College (1978-1997);
                                               Director, Smith College (since
                                               1998); Director, Josiah Macy, Jr.
                                               Foundation (health and education
                                               programs) (since 1977); Director
                                               of the Philadelphia
                                               Contributionship (insurance)
                                               (since 1985); Director, Amherst
                                               College (1986-1998); Director,
                                               Dayton Hudson Corporation
                                               (general merchandising retailing)
                                               (1988-1997); Director of The
                                               Spenser Foundation (educational
                                               research) (since 1993); and
                                               member of PNC Advisory Board
                                               (banking) (since 1993).

Name, Age                      Positions       Principal Occupation(s)
And Address                    With Trust        During Past 5 Years
-----------                    ----------      ---------------------

*Alan A. Shuch, 49             Trustee         Trustee - Goldman Sachs Variable
One New York Plaza                             Insurance Trust (registered
New York, NY  10004                            investment company) (since
                                               October 1997); Limited Partner,
                                               Goldman Sachs (since December
                                               1994); Consultant to GSAM (since
                                               December 1994); Director, Chief
                                               Operating Officer and Vice
                                               President of Goldman Sachs Funds
                                               Management Inc. (from November
                                               1993 - November 1994); Chairman
                                               and Director, Goldman Sachs Asset
                                               Management - Japan Limited
                                               (November 1993 - November 1994);
                                               Director, Goldman Sachs Asset
                                               Management International
                                               (November 1993 - November 1994);
                                               and General Partner, Goldman
                                               Sachs  & Co.  Investment  Banking
                                               Division (December 1986 -
                                               November 1994).

Jackson W. Smart, Jr., 68      Trustee         Trustee - Goldman Sachs Variable
One  Northfield  Plaza,                        Insurance Trust (registered
Suite 218                                      investment company) (since
Northfield, IL  60093                          October 1997); Chairman,
                                               Executive Committee and
                                               Director, First Commonwealth,
                                               Inc. (a managed dental care
                                               company) (since January 1996);
                                               Chairman and Chief Executive
                                               Officer, MSP Communications Inc.
                                               (a company engaged in radio
                                               broadcasting) (October 1988 -
                                               December 1997); Director,
                                               Federal Express Corporation
                                               (NYSE) (since 1976); Director,
                                               Evanston Hospital Corporation
                                               (since 1980).

William H. Springer, 69        Trustee         Trustee - Goldman Sachs Variable
701 Morningside Drive                          Insurance Trust (registered
Lake Forest, IL  60045                         investment company) (since
                                               October 1997); Director, The
                                               Walgreen Co. (a retail drug
                                               store business) (since April
                                               1988); Director of Baker,
                                               Fentress & Co. (a closed-end,
                                               non-diversified management
                                               investment company) (April 1992
                                               - present); and Chairman and
                                               Trustee, Northern Institutional
                                               Funds (since April 1984).

Name, Age                      Positions       Principal Occupation(s)
And Address                    With Trust        During Past 5 Years
-----------                    ----------      ---------------------

Richard P. Strubel, 59         Trustee         Trustee - Goldman Sachs Variable
737 N.  Michigan  Ave.,                        Insurance Trust (registered
Suite 1405                                     investment company) (since
Chicago, IL  60611                             October 1997); Director, Gildan
                                               Activewear Inc. (since February
                                               1999); Director of Kaynar
                                               Technologies Inc. (since March
                                               1997); Managing Director, Tandem
                                               Partners, Inc. (since 1990);
                                               President and Chief Executive
                                               Officer, Microdot, Inc. (a
                                               diversified manufacturer of
                                               fastening systems and
                                               connectors) (January 1984 -
                                               October 1994); and Trustee,
                                               Northern Institutional Funds
                                               (since December 1982).

*Nancy L. Mucker, 49           Vice President  Vice President - Goldman Sachs
4900 Sears Tower                               Variable Insurance Trust
Chicago, IL  60606                             (registered investment company)
                                               (since 1997); Vice President,
                                               Goldman Sachs (since April
                                               1985); Co-Manager of Shareholder
                                               Servicing of Goldman Sachs Asset
                                               Management (since November 1989).

*John M. Perlowski, 34         Treasurer       Treasurer - Goldman Sachs
One New York Plaza                             Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Vice President,
                                               Goldman Sachs (since July 1995);
                                               and Banking Director, Investors
                                               Bank and Trust (November 1993 -
                                               July 1995).

*James A. Fitzpatrick, 39      Vice President  Vice President - Goldman Sach
4900 Sears Tower                               Variable Insurance Trust
Chicago, IL  60606                             (registered investment company)
                                               (since October 1997); Vice
                                               President, Goldman Sachs (since
                                               1998); Vice President of GSAM
                                               (since April 1997); Vice
                                               President and General Manager,
                                               First Data Corporation -
                                               Investor Services Group (1994 to
                                               1997).

Name, Age                      Positions       Principal Occupation(s)
And Address                    With Trust        During Past 5 Years
-----------                    ----------      ---------------------

*Jesse Cole, 35                Vice President  Vice President - Goldman Sachs
4900 Sears Tower                               Variable Insurance Trust
Chicago, IL  60606                             (registered investment company
                                               (since 1998); Vice President,
                                               GSAM (June 1998 to Present);
                                               Vice President, AIM Management
                                               Group, Inc. (investment advisor)
                                               (April 1996-June 1998);
                                               Assistant Vice President, The
                                               Northern Trust Company (June
                                               1987-April 1996).

*Philip V. Giuca , Jr., 37     Assistant       Assistant Treasurer - Goldman
One New York Plaza             Treasurer       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Vice President,
                                               Goldman Sachs (May 1992-Present).

*Dee Moran, 33                 Assistant       Assistant Treasure - Goldman
One New York Plaza             Treasurer       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1999); Vice President,
                                               Mutual Fund Administration,
                                               GSAM (since 1995).

*Adrien Deberghes, 31          Assistant       Assistant Treasurer -  Goldman
One New York Plaza             Treasurer       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1999); Vice President,
                                               Mutual Fund Administration,
                                               GSAM (since 1998); Senior
                                               Associate GSAM (1997-1998).

*Anne Marcel, 40               Vice President  Vice President - Goldman Sachs
4900 Sears Tower                               Variable Insurance Trust
Chicago, IL  60606                             (registered investment company)
                                               (since 1998); Vice President,
                                               GSAM (June 1998-Present); and
                                               Vice President, Stein Roe &
                                               Farnham, Inc. (October 1992-June
                                               1998).

*Michael J. Richman, 38        Secretary       Secretary - Goldman Sach Variable
85 Broad Street                                Insurance Trust (registered
New York, NY  10004                            investment company) (since 1997);
                                               General Counsel of the Funds
                                               Group of GSAM (since December
                                               1997); Associate General Counsel
                                               of GSAM (February 1994 - December
                                               1997); Counsel to the Funds
                                               Group, GSAM (June 1992 - December
                                               1997); Associate General Counsel,
                                               Goldman Sachs (since December
                                               1998); Vice President, Goldman
                                               Sachs (since June 1992); and
                                               Assistant General Counsel of
                                               Goldman Sachs (June 1992 to
                                               December 1998).

Name, Age                      Positions       Principal Occupation(s)
And Address                    With Trust        During Past 5 Years
-----------                    ----------      ---------------------

*Howard B. Surloff, 33         Assistant       Assistant Secretary - Goldman
85 Broad Street                Secretary       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Assistant General
                                               Counsel, GSAM and Associate
                                               General Counsel to the Funds
                                               Group (since December 1997);
                                               Assistant General Counsel and
                                               Vice President, Goldman Sachs
                                               (since November 1993 and May
                                               1994, respectively); Counsel to
                                               the Funds Group, GSAM (November
                                               1993 - December 1997); and
                                               Associate of Shereff, Friedman,
                                               Hoffman & Goodman (October 1990
                                               to November 1993).

*Valerie A. Zondorak, 33       Assistant       Assistant Secretary - Goldman
85 Broad Street                Secretary       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Assistant General
                                               Counsel, GSAM and Assistant
                                               General Counsel to the Funds
                                               Group (since December 1997); Vice
                                               President and Counsel, Goldman
                                               Sachs (since March 1997);
                                               Assistant General Counsel,
                                               Goldman Sachs (since December
                                               1997); Counsel to the Funds
                                               Group, GSAM (March 1997 -
                                               December 1997); Associate of
                                               Shereff, Friedman, Hoffman &
                                               Goodman (September 1990 to
                                               February 1997).

*Deborah A. Farrell, 27        Assistant       Assistant Secretary - Goldman
85 Broad Street                Secretary       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Legal Products
                                               Analyst, Goldman Sachs (since
                                               December 1998); Legal Assistant,
                                               Goldman Sachs (January 1996 -
                                               December 1998); Assistant
                                               Secretary to the Funds Group
                                               (1996 to present); Executive
                                               Secretary, Goldman Sachs (January
                                               1994 - January 1996);
                                               and Legal Secretary, Cleary,
                                               Gottlieb, Steen and Hamilton
                                               (September 1990 to January 1994).

Name, Age                      Positions       Principal Occupation(s)
And Address                    With Trust        During Past 5 Years
-----------                    ----------      ---------------------

*Kaysie P. Uniacke, 38         Assistant       Assistant   Secretary  -  Goldman
One New York Plaza             Secretary       Sachs  Variable  Insurance  Trust
New York, NY  10004                            (registered  investment  company)
                                               (since 1997);  Managing Director,
                                               GSAM (since 1997); Vice
                                               President and Senior Portfolio
                                               Manager, GSAM (1988 to 1997).

*Elizabeth D. Anderson, 29     Assistant       Assistant Secretary - Goldman
One New York Plaza             Secretary       Sachs Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1997); Portfolio Manager,
                                               GSAM (since April 1996); Junior
                                               Portfolio Manager, GSAM (1995 -
                                               April 1996); Funds Trading
                                               Assistant, GSAM (1993 - 1995);
                                               and Compliance Analyst,
                                               Prudential Insurance (1991 -
                                               1993).

*Amy E. Belanger, 29           Assistant       Assistant Secretary -  Goldman
85 Broad Street                Secretary       Sachs  Variable Insurance Trust
New York, NY  10004                            (registered investment company)
                                               (since 1999); Counsel, Goldman
                                               Sachs (since 1998); Associate,
                                               Dechert Price & Rhoads (September
                                               1996-1998).

      Each interested Trustee and officer holds comparable positions with certain other companies of which Goldman Sachs, Goldman Sachs Asset Management or an affiliate thereof is the investment adviser, administrator and/or distributor. As of February 25, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio.

      The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended December 31, 1998:

                                          Pension or
                                          Retirement      Total Compensation
                                           Benefits    from Goldman Sachs Trust
                       Aggregate          Accrued as    and the Goldman Sachs
                      Compensation         Part of           Funds Complex
                       From the          Portfolios'        (including the
Name of Trustee       Portfolios/2/        Expenses          Portfolios)/3/
---------------       -----------          --------          ------------
Ashok N. Bakhru/1/      $5,348               $0               $117,065
David B. Ford              0                  0                   0
Douglas C. Grip            0                  0                   0
John P. McNulty            0                  0                   0
Mary P. McPherson        3,735                0                 90,875
Alan A. Shuch              0                  0                   0
Jackson W. Smart         3,735                0                 84,875
William H. Springer      3,735                0                 84,875
Richard P. Strubel       3,735                0                 84,875

/1/   Includes compensation as Chairman of the Board of Trustees.
/2/ Reflects amount paid by the Portfolios during fiscal year ended December 31, 1998.
/3/ The Goldman Sachs Funds complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 45 mutual funds, including 4 asset allocation portfolios, on December 31, 1998. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds on December 31, 1998.

      Class A Shares of the Portfolios may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals. The sales load waivers are due to the nature of the investors and the reduced sales effort that is needed to obtain such investments.

Management Services

      As stated in the Portfolios' Prospectus, Goldman Sachs Asset Management serves as Adviser to the Portfolios and, except as noted, to each Underlying Fund. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity, Capital Growth, Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management International ("GSAMI") serves as investment adviser to the International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See "Service Providers" in the Portfolios' Prospectus for a description of the Adviser's duties to the Portfolios. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

      The Goldman Sachs Group, L.P., which controls the Portfolios' Adviser and the investment adviser of each Underlying Fund, announced that it will pursue an initial public offering of the firm in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc.

      Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

      The Underlying Funds' investment advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,200 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Advisers.

      For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

      In managing the Underlying Funds, the Underlying Funds' investment advisers have access to Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor, and Reuters. These rankings acknowledge the achievements of the firm's economists, strategists and equity analysts.

      In structuring Adjustable Rate Government Fund's and Short Duration Government Fund's respective securities portfolios, their investment adviser will review the existing overall economic and mortgage market trends. The investment adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The investment adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only SMBS).

      With respect to Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and High Yield Fund, the applicable investment advisers expect to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the investment advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the particular investment adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the investment advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the investment advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The investment advisers will then analyze its value relative to alternative investments and to its own investments. The investment advisers will also measure a security's interest rate risk by computing an option adjusted duration
(OAD). The investment advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The investment advisers also evaluate returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the investment advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Funds' duration targets and cash flow pattern requirements.

      Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The investment advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

      The investment advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for an Underlying Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the investment advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

      The Underlying Funds' investment advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Underlying Funds. The investment advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

      Goldman Sachs has agreed to provide the Underlying Funds' investment advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Underlying Funds' investment advisers with respect to an Underlying Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

      The fixed-income research capabilities of Goldman Sachs available to the Underlying Funds' investment advisers include the Goldman Sachs Fixed-Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of an Underlying Fund's investments.

      In allocating assets among foreign countries and currencies for the Underlying Funds which can invest in foreign securities, the Underlying Funds' investment advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the investment advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for an Underlying Fund given its investment objectives and criteria.

      The management agreements for the Portfolios and the Underlying Funds provide that the Adviser (and its affiliates) may render similar services to others as long as the services provided by them thereunder are not impaired thereby.

      The Portfolios' management agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 27, 1999. These arrangements were approved by the sole shareholder of the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios on January 1, 1998, and of the Conservative Strategy Portfolio on February 3, 1999 by consent action to satisfy conditions imposed by the SEC in connection with the registration of shares of the Portfolio. The management agreement will remain in effect until June 30, 2000 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Portfolio or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The management agreement will terminate automatically with respect to a Portfolio if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Portfolio on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

      Under the management agreement, the Adviser also: (i) supervises all non-advisory operations of each Portfolio; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Portfolio; (iii) arranges for at each Portfolio's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and
(d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Portfolio's records; and (v) provides office space and all necessary office equipment and services.

      Pursuant to the management agreement, the Advisers are entitled to receive the contractual fees listed below, payable monthly of such Portfolio's average daily net assets.

                               Asset Allocation Fee   Asset Allocation Fee
   Portfolio                     With Limitations     Without Limitations
   ---------                     ----------------     -------------------
Conservative Strategy                  .15%                 .35%
Balanced Strategy                      .15%                 .35%
Growth and Income Strategy             .15%                 .35%
Growth Strategy                        .15%                 .35%
Aggressive Growth Strategy             .15%                 .35%

      The amounts of the asset allocation fees for services rendered under the management agreement were as follows (with and without the fee limitations that were then in effect) for the period ended December 31:

                                                      1998
                                                      ====
                                          With Fee           Without Fee
                                         Limitations         Limitations
                                         -----------         -----------
Conservative Strategy/1/                       N/A                 N/A
Balanced Strategy/2/                       $78,025            $182,558
Growth and Income Strategy/2/              356,735             834,668
Growth Strategy/2/                         253,545             593,231
Aggressive Growth Strategy/2/               94,065             219,795

----------
/1/   Not operational.
/2/ The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

      Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Adviser and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolios and the Underlying Funds or impede their investment activities.

      Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and the Underlying Funds and/or which engage in transactions in the same types of securities, currencies and instruments. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Underlying Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Underlying Funds invest, which could have an adverse impact on each Fund's (and, consequently, each Portfolio's) performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Underlying Funds' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Underlying Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Underlying Funds.

      From time to time, the Underlying Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser and/or its affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

      In connection with their management of the Underlying Funds, the Underlying Funds' investment advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The investment advisers will not be under any obligation, however, to effect transactions on behalf of the Underlying Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds and it is not anticipated that the investment advisers will have access to such information for the purpose of managing the Underlying Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the investment advisers in managing the Underlying Funds.

      The results of each Underlying Fund's investment activities may differ significantly from the results achieved by their investment advisers and affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by an Underlying Fund. Moreover, it is possible that an Underlying Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

      The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Underlying Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

      An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding an Underlying Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Underlying Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities currencies and investments similar to those in which the Underlying Fund invests.

      In addition, certain principals and certain of the employees of the Underlying Funds' investment advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolios should be aware.

      The Underlying Funds' investment advisers may enter into transactions and invest in currencies or instruments on behalf of an Underlying Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of an Underlying Fund, and such party may have no incentive to assure that the Underlying Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which an Underlying Fund invests or which may be based on the performance of an Underlying Fund. The Underlying Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Underlying Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolios. To the extent affiliated transactions are permitted, the Underlying Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

      Each Underlying Fund will be required to establish business relationships with its counterparties based on the Underlying Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with an Underlying Fund's establishment of its business relationships, nor is it expected that an Underlying Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Underlying Fund's creditworthiness.

      From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of an Underlying Fund in order to increase the assets of the Underlying Fund. Increasing an Underlying Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Underlying Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of an Underlying Fund acquired for its own account. A large redemption of shares of an Underlying Fund by Goldman Sachs could significantly reduce the asset size of the Underlying Fund, which might have an adverse effect on the Underlying Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on an Underlying Fund and other shareholders in deciding whether to redeem its shares.

      It is possible that an Underlying Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Underlying Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Underlying Funds' investment advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Underlying Funds.

Distributor and Transfer Agent

      Goldman Sachs serves as the exclusive Distributor of shares of the Portfolios pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Portfolio. Shares of the Portfolios are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Portfolios' Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Portfolios that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Portfolio shares.

      Goldman Sachs retained approximately the following commissions on sales of Class A, Class B and Class C Shares during the period ended December 31:

                                                 1998
                                                 ====
Conservative Strategy/1/                         N/A
Balanced Strategy/2/                           $156,000
Growth and Income Strategy/2/                   858,000
Growth Strategy/2/                              593,000
Aggressive Growth Strategy/2/                   243,000

----------
/1/   Not operational.
/2/ The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

      Goldman Sachs also serves as the Portfolios' transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Portfolio to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annual basis of 0.04% of average daily net assets with respect to each Portfolio's Institutional and Service Shares and 0.19% of average daily net assets with respect to each Portfolio's Class A, Class B and Class C Shares.

      As compensation for the services rendered to the Portfolios' by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive fees from each Portfolio as stated in the Prospectus. For the period ended December 31, 1998 the amounts paid to Goldman Sachs by each Portfolio were as follows under the fee schedules then in effect:

                                                 1998
                                                 ====
Conservative Strategy/1/                          N/A
Balanced Strategy/2/                           $157,025
Growth and Income Strategy/2/                   414,136
Growth Strategy/2/                              399,850
Aggressive Growth Strategy/2/                   209,288

----------
/1/   Not operational.
/2/ The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

      The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Portfolios are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

      The Trust, on behalf of each Portfolio, is responsible for the payment of each Portfolio's respective expenses. The expenses include, without limitation, the fees payable to the Adviser, service fees paid to Service Organizations, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Portfolio pursuant to its distribution and service plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution and service plans applicable to a particular class and transfer agency fees, all Portfolio expenses are borne on a non-class specific basis.

      The imposition of the Investment Adviser's fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of is fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

      The Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" (excluding management, distribution and service fees, taxes, transfer agency fees, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) for the Portfolios to the extent such expenses exceed the percentage of average daily net assets specified in the Portfolios' Prospectuses. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Adviser in its discretion at any time.

      The amounts of certain "Other Expenses" of each Portfolio then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect for the period ended December 31:

                                                1998
                                                ====
Conservative Strategy/1/                        N/A
Balanced Strategy/2/                          $224,065
Growth and Income Strategy/2/                  372,932
Growth Strategy/2/                             324,585
Aggressive Growth Strategy/2/                  231,575

----------
/1/   Not operational.
/2/ The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

      Fees and expenses of legal counsel, registering shares of a Portfolio, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Portfolio may also bear an allocable portion of the Adviser's costs of performing certain accounting services not being provided by a Portfolio's custodian.

Custodian and Sub-Custodians

      State Street, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in domestic and foreign and to hold cash for the Trust.

Independent Public Accountants

      Arthur Andersen, LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen, LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser is responsible with respect to the Portfolios (and the particular investment adviser is responsible with respect to the Underlying Funds) for decisions to buy and sell securities for the Underlying Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      The portfolio transactions for the Underlying Fixed-Income Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with an Underlying Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates.

      In placing orders for portfolio securities of an Underlying Fund, the Underlying Funds' investment advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an investment adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Underlying Fund may pay a broker which provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Underlying Funds' investment advisers generally seek reasonably competitive spreads or commissions, an Underlying Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the investment advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of an Underlying Fund, the investment advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the investment advisers in the performance of their decision-making responsibilities. Such services are used by the investment advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for an Underlying Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of an Underlying Fund, and the services furnished by such brokers may be used by the investment advisers in providing management services for the Trust.

      In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of an Underlying Fund as well as shares of other investment companies or accounts managed by the Underlying Funds' investment advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Underlying Fund.

      On occasions when an Underlying Fund's investment adviser deems the purchase or sale of a security to be in the best interest of an Underlying Fund as well as its other customers (including any other fund or other investment company or advisory account for which such investment adviser acts as investment adviser of sub-investment adviser), the investment adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Underlying Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable investment adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Underlying Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for an Underlying Fund.

      Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

      Subject to the above considerations, the Underlying Funds' investment advisers may use Goldman Sachs as a broker for an Underlying Fund. In order for Goldman Sachs to effect any portfolio transactions for an Underlying Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar instruments being purchased or sold on an exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

      During the fiscal year ended December 31, 1998, the Portfolios acquired and sold securities of their regular broker-dealers: Nationsbanc Montgomery Securities, Donaldson, Lufkin & Jenrette, Salomon Smith Barney, Bear Stearns, Lehman Brothers, Nomura Securities, J.P. Morgan, ABN/AMRO Securities, Chase Manhattan Securities and C.S. First Boston Corp. At December 31, 1998, the Balanced Strategy Portfolio held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Act or their parents ($ in thousands): Nationsbanc Montgomery Securities ($18), Donaldson, Lufkin & Jenrette ($11), J.P. Morgan ($102) and ABN/AMRO Securities ($18).

                                 NET ASSET VALUE

      Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Portfolio is calculated by determining the value of the net assets attributed to each class of that Portfolio and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

      In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

      In determining the net asset value of a Portfolio, the net asset value of the Underlying Funds' shares held by the Portfolio will be their net asset value at the time of computation. Financial Square Prime Obligations Fund values all of its portfolio securities using the amortized cost valuation method pursuant to Rule 2a-7 under the Act. Other portfolio securities for which accurate market quotations are available are valued by a Portfolio or Underlying Fund as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if closing a bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Underlying Fund's net asset value, the securities will be valued at the last sale price or, if not available, at the bid price at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (c) equity securities for which no prices are obtained under sections (a) or (b) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloonberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which quotations are not readily available are valued by the investment adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the particular investment adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

      The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

      Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Underlying Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in an Underlying Fund's next determined net asset value unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

      The proceeds received by each Portfolio and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio or series. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Portfolios and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Portfolios or series except where allocations of direct expenses can otherwise be fairly made.

                             PERFORMANCE INFORMATION

      A Portfolio may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

      Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

      The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

      Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

      Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

      Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Portfolio may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Portfolio's net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Portfolios' performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Portfolios.

      Thirty-day yield, distribution rate and average annual total return are calculated separately for each class of shares of each Portfolio. Each class of shares of each Portfolio is subject to different fees and expenses and may have different returns for the same period.

      Occasionally, statistics may be used to specify Portfolio volatility or risk. Measures of volatility or risk are generally used to compare a Portfolio's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Portfolio relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

      From time to time the Trust may publish an indication of a Portfolio's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Portfolio's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds, commercial paper and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth Index-Total Return;
(p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index; (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including the EAFE Indices, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (u) The Goldman Sachs Commodities Index; (v) information produced by Micropal, Inc.; (w) the Shearson Lehman Government/Corporate (Total) Index; (x) Shearson Lehman Government Index; (y) Merrill Lynch 1-3 Year Treasury Index; (z) Merrill Lynch 2-Year Treasury Curve Index; (aa) the Salomon Brothers Treasury Yield Curve Rate of Return Index; (bb) the Payden & Rygel 2-Year Treasury Note Index; (cc) 1 through 3 year U.S. Treasury Notes; (dd) constant maturity U.S. Treasury yield indices; (ee) the London Interbank Offered Rate;
(ff) historical data concerning the performance of adjustable and fixed-rate mortgage loans; and (gg) the Tokyo Price Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Portfolios and the Underlying Funds. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Portfolio to calculate its performance figures.

      Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

      o     cost associated with aging parents;

      o funding a college education (including its actual and estimated cost);

      o     health care expenses (including actual and projected expenses);

      o long-term disabilities (including the availability of, and coverage provided by, disability insurance);

      o retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

      o asset allocation strategies and the benefits of diversifying among asset classes;

      o     the benefits of international and emerging market investments;

      o     the effects of inflation on investing and saving;

      o the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

      o measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

            o the performance of various types of securities (for example, common stocks, small company stocks, taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities and municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Portfolio;

            o the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

            o total stock market capitalizations of specific countries and regions on a global basis;

            o performance of securities markets of specific countries and regions;

            o value of a dollar amount invested in a particular market or type of security over different periods of time;

            o volatility of total return of various market indices (i.e. Lehman Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time;

            o credit ratings of domestic government bonds in various countries;

            o price volatility comparisons of types of securities over different periods of time; and

            o price and yield comparisons of a particular security over different periods of time.

      In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                           VALUE OF $1,000 INVESTMENT
                          (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                              Assuming no voluntary
                                                                                                              waiver of fees and no
                                                                                                              expense reimbursements
                                                                                                              ----------------------
                                                                                          Assumes               Assumes
                                                                                          Maximum               Maximum
                                                                                        Applicable   Assumes  Applicable    Assumes
                                                                                           Sales    No sales     Sales     No Sales
              Portfolio                 Class                       Time Period           Charge*    Charge     Charge*     Charge
              ---------                 -----                       -----------           -------    ------     -------     ------
Balanced Strategy                  A                 1/2/98-12/31/98 - Since inception     0.55%      6.38%     (0.37%)      5.42%
Balanced Strategy                  B                 1/2/98-12/31/98 - Since inception     0.62%      5.75%     (0.26%)      4.87%
Balanced Strategy                  C                 1/2/98-12/31/98 - Since inception     4.81%      5.83%      3.93%       4.95%
Balanced Strategy                  Institutional     1/2/98-12/31/98 - Since inception      N/A       6.99%       N/A        6.10%
Balanced Strategy                  Service           1/2/98-12/31/98 - Since inception      N/A       6.30%       N/A        5.43%

Growth and Income Strategy         A                 1/2/98-12/31/98 - Since inception     0.71%      6.55%      0.23%       6.05%
Growth and Income Strategy         B                 1/2/98-12/31/98 - Since inception     0.71%      5.82%      0.29%       5.40%
Growth and Income Strategy         C                 1/2/98-12/31/98 - Since inception     4.78%      5.80%      4.35%       5.37%
Growth and Income Strategy         Institutional     1/2/98-12/31/98 - Since inception      N/A       6.96%       N/A        6.55%
Growth and Income Strategy         Service           1/2/98-12/31/98 - Since inception      N/A       6.43%       N/A        6.01%

Growth Strategy                    A                 1/2/98-12/31/98 - Since inception    (1.11%)     4.62%     (1.68%)      4.03%
Growth Strategy                    B                 1/2/98-12/31/98 - Since inception    (1.07%)     3.98%     (1.59%)      3.46%
Growth Strategy                    C                 1/2/98-12/31/98 - Since inception     2.95%      3.96%      2.42%       3.43%
Growth Strategy                    Institutional     1/2/98-12/31/98 - Since inception      N/A       4.92%       N/A        4.41%
Growth Strategy                    Service           1/2/98-12/31/98 - Since inception      N/A       4.45%       N/A        3.92%

                           VALUE OF $1,000 INVESTMENT
                          (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                              Assuming no voluntary
                                                                                                              waiver of fees and no
                                                                                                              expense reimbursements
                                                                                                              ----------------------
                                                                                           Assumes                Assumes
                                                                                           Maximum                Maximum
                                                                                         Applicable    Assumes  Applicable   Assumes
                                                                                            Sales     No sales     Sales    No Sales
                Fund                    Class                       Time Period            Charge*     Charge     Charge*    Charge
                ----                    -----                       -----------            -------     ------     -------    ------
Aggressive Growth Strategy         A                 1/2/98-12/31/98 - Since inception     (3.05%)      2.57%     (3.89%)     1.69%
Aggressive Growth Strategy         B                 1/2/98-12/31/98 - Since inception     (3.09%)      1.93%     (3.90%)     1.12%
Aggressive Growth Strategy         C                 1/2/98-12/31/98 - Since inception      1.04%       2.04%      0.22%      1.22%
Aggressive Growth Strategy         Institutional     1/2/98-12/31/98 - Since inception       N/A        2.80%       N/A       1.97%
Aggressive Growth Strategy         Service           1/2/98-12/31/98 - Since inception       N/A        2.54%       N/A       1.72%

All returns are average annual total returns. No information is provided with respect to the Conservative Strategy Portfolio as it had not commenced operations as of December 31, 1998.

* Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

      From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

      The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Portfolio's investments and discussions of a Portfolio's current asset allocation.

      In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Adviser and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include the Adviser's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

      A Portfolio's performance data will be based on historical results and will not be intended to indicate future performance. A Portfolio's total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Portfolio's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.

      The Trust may, at its discretion, from time to time make a list of a Portfolio's holdings available to investors upon request.

                               SHARES OF THE TRUST

      Each Portfolio is a series of Goldman Sachs Trust, which was formed under the laws of the state of Delaware on January 28, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify the shares of the Portfolios into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized the issuance of five classes of shares in each Portfolio: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

      Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Portfolio represents a proportionate interest in the assets belonging to the applicable class of the Portfolio. All expenses of a Portfolio are borne at the same rate by each class of shares, except that fees under Service Plan are borne exclusively by Service Shares, fees under the Distribution and Service Plan are borne exclusively by Class A Shares, Class B Shares or Class C Shares, and transfer agency fees may be borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See "Shareholder Guide" in the Prospectus.

      Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Portfolio under a Plan for services provided to the institution's customers.

      Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Portfolio attributable to Service Shares.

      Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Portfolios bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

      Class B Shares and Class C Shares of the Portfolios are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares. Class B Shares and Class C Shares also bear the cost of a service fee at an annual rate of up to 0.25% of the average daily net assets attributed to Class B Shares and Class C Shares.

      It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Portfolio. Dividends paid by each Portfolio, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

      Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

      When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

      In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolios' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Portfolio shares and any dividends and distributions paid by the Portfolios are reflected in account statements from the Transfer Agent.

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class A shares of the Balanced Strategy Portfolio: Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043-3009 (38%); and J.C. Bradford & Co., William N. Gross, 330 Commerce St., Nashville, TN 37201-1899 (6%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class B shares of the Balanced Strategy Portfolio: Merrill Lynch Pierce Fenner & Smith (for the sole benefit of its customers), Goldman Sachs Funds, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246-6484 (13%); and Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043-3009 (8%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class C shares of the Balanced Strategy Portfolio: Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043-3009 (10%); and Merrill Lynch Pierce Fenner & Smith (for the sole benefit of its customers), Goldman Sachs Funds, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246-6484 (8%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Service shares of the Balanced Strategy Portfolio: TrustCorp America, 5301 Wisconsin Avenue NW, Washington, DC 20015-2015 (79%); and State Street Bank & Trust, IRA Mary Osuch, 100 Arbor Way, Somerville, NJ 08876-6108 (10%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Institutional shares of the Balanced Strategy Portfolio: Gruntal & Co., 1 Liberty Plaza, New York, NY 10006-1404 (61%); Goldman Sachs & Co., FBO 009159914, 85 Broad Street, New York, NY 10004-2456 (23%); and Sr. Mary Lawrence Fund, 3660 Vineyard Pl., Cincinnati, OH 45226-1727 (14%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class A shares of the Growth & Income Strategy Portfolio: Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043-3009 (42%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class B shares of the Growth & Income Strategy Portfolio: Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043-3009 (10%); and Merrill Lynch Pierce Fenner & Smith (for the sole benefit of is customers), Goldman Sachs Funds, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246-6484 (5%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class C shares of the Growth & Income Strategy Portfolio: Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043-3009 (9%); and Merrill Lynch Pierce Fenner & Smith (for the sole benefit of its customers), Goldman Sachs Funds, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246-6484 (9%).

      As of February 25, 1999, the following entities or individuals owned of record or beneficially more than 5% of the outstanding Service shares of the Growth & Income Strategy Portfolio: TrustCorp America, 5301 Wisconsin Ave., NW, Washington DC 20015-2015 (33%); Tellson & Co., c/o Peapack Gladstone Bank, P.O. Box 178, Gladstone, NJ 07934-0178 (23%); Louis R. Trummel and Sharon Trummel, Stoney Hill Road, Brookside, NJ 07926 (5%); Tellson & Co., c/o Peapack Gladstone Bank, P.O. Box 178, Gladstone, NJ 07934-0178 (5%); and TrustCorp America, 5301 Wisconsin Ave. NW, Washington DC 20015-2015 (19%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Institutional shares of the Growth & Income Strategy Portfolio: Inner City Scholarship Endowment Fund, 1011 First Avenue, Suite 1400, New York, NY 10022-4106 (77%); Gruntal & Co,. 1 Liberty Plaza, New York, NY 10006-1404 (10%); and Reliance Trust Co., FBO Trust Company of the South, P.O. Box 48449, Atlanta, GA 30362-1449 (7%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class A shares of the Growth Strategy Portfolio: Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043-3009 (34%); and Kentucky Wesleyan College, 3000 Frederica Street, Owensboro, KY 42301-6055 (5%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class B shares of the Growth Strategy Portfolio: Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043-3009 (8%); and Merrill Lynch Pierce Fenner & Smith, (for the sole benefit of its customers), Goldman Sachs Funds, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246-6484 (5%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class C shares of the Growth Strategy Portfolio: Merrill Lynch Pierce Fenner & Smith, (for the sole benefit of its customers), Goldman Sachs Funds, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246-6484 (10%); and Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043-3009 (5%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Service shares of the Growth Strategy Portfolio: TrustCorp America, 5301 Wisconsin Ave. NW, Washington DC 20015-2015 (32%); State Street Bank & Trust, IRA Pamela A. Kistler, 104 Old Allamuchy Road, Apt. 6, Hackettstown, NJ 07840-1546 (17%); Tellson & Co., c/o Peapack Gladstone Bank, P.O. Box 178, Gladstone, NJ 07934-0178 (15%); TrustCorp America, 5301 Wisconsin Ave. NW, Washington DC 20015-2015 (9%); and Jane C. Kemoe, Peapack Gladstone Bank, 781 Weemac Rd., Martinsville, NJ 08836-2301 (6%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Institutional shares of the Growth Strategy Portfolio: Gruntal & Co., 1 Liberty Plaza, New York, NY 10006-1404 (37%); SEI Trust Company, First National Bank of Long Island, One Freedom Valley Drive, Oaks, PA 19456 (10%); State Street Bank & Trust, IRA Irwing S. Toporoff, 1803 Gravesend Neck Rd., Brooklyn, NY 11229-4510 (10%); Reliance Trust Co., FBO Trust Company of the South, P.O. Box 48449, Atlanta, GA 30362-1401 (9%); c/o Mutual Funds Ops, Goldman Sachs & Co., 85 Broad Street, New York, NY 10004-2434 (9%); and Goldman Sachs & Co., FBO 009154717, 85 Broad St., New York, NY 10004-2456 (7%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class A shares of the Aggressive Growth Strategy Portfolio: Edward Jones & Co., 201 Progressive Parkway, Maryland Hts., MO 63043-3009 (31%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class B shares of the Aggressive Growth Strategy Portfolio: Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043-3009 (6%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class C shares of the Aggressive Growth Strategy Portfolio: Merrill Lynch Pierce Fenner & Smith, (for the sole benefit of its customers), Goldman Sachs Funds, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246-6484 (8%); and Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043-3009 (7%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Service shares of the Aggressive Growth Strategy Portfolio: Matco, Burlington Bank & Trust, P.O. Box 728, Burlington, IA 52601-0728 (37%); TrustCorp America, 5301 Wisconsin Ave. NW, 4th Floor, Washington DC 20015-2015 (30%); State Street Bank & Trust, IRA Kurt Sander, 6 Old Wood Lane, Randolph, NJ 07869-2420 (13%); Tellson & Co., c/o Peapack Gladstone Bank, P.O. Box 178, Gladstone, NJ 07934-0178 (9%); and Bruce Sanders, Leah Sanders, 1181 Crofton Landing, Suwanee, GA 30024 (8%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Institutional shares of the Aggressive Growth Strategy Portfolio: Gruntal & Co., 1 Liberty Plaza, New York, NY 10006-1404 (88%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Class A shares of the Conservative Strategy Portfolio: Donaldson Lufkin & Jenrette, Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-2052 (96%).

      As of February 25, 1999, the following entities owned of record or beneficially more than 5% of the outstanding Institutional shares of the Conservative Strategy Portfolio: Goldman Sachs Seed Acct, 4900 Sears Tower, Chicago, IL 60606-6391 (8%).

      The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect to assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

      The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

      The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

      The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust, series or its respective shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

      The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

      The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

      The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

Shareholder and Trustee Liability

      Under Delaware law, the shareholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

      In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                    TAXATION

      The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Portfolio. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Portfolio. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General

      Each Portfolio is a separate taxable entity. Each of the Portfolios intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code").

      Qualification as a regulated investment company under the Code requires, among other things, that (a) a Portfolio derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Portfolio diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Portfolio's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses.

      If a Portfolio complies with such provisions, then in any taxable year in which such Portfolio distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio (but not its shareholders) will be relieved of federal income tax on any income of the Portfolio, including long-term capital gains, distributed to shareholders. In this connection, dividends received by a Portfolio from an Underlying Fund, other than capital gain distributions, are treated as ordinary income to the Portfolio. Distributions from an Underlying Fund designated as capital gain distributions are treated as long-term capital gains. Such long-term capital gain will generally be taxed at a maximum rate of 20%. In addition, upon the sale or other disposition by a Portfolio of shares of an Underlying Fund or other investment, the Portfolio will generally realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period.

      If a Portfolio retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If a Portfolio retains any net capital gain, the Portfolio may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term rate capital gain, as the case may be, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio will be increased by an amount equal to a percentage of the amount of undistributed net capital gain included in the shareholder's gross income. Each Portfolio intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth or Global Income Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Portfolio does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

      In order to avoid a 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Portfolio paid no federal income tax. For federal income tax purposes, dividends declared by a Portfolio in

October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Portfolios anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

      Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by an Underlying Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by an Underlying Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Underlying Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of an Underlying Fund's distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and an Underlying Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to an Underlying Fund to mitigate some of the unfavorable consequences described in this paragraph.

      Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by an Underlying Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed an Underlying Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain of the foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of an Underlying Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

      An Underlying Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if an Underlying Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Underlying Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

      Each Underlying Fund also intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund so qualifies and timely distributes all of its taxable income, the Underlying Fund generally will not pay any federal income or excise tax. If, as may occur for certain of the Underlying Funds, more than 50% of an Underlying Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Underlying Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Underlying Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Underlying Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

      If an Underlying Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by an Underlying Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

      While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving from an Underlying Fund if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds, while persons who invest directly in such Underlying Funds may have that option.

      If an Underlying Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Underlying Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Underlying Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

      Investments in lower-rated securities may present special tax issues for an Underlying Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by an Underlying Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions

      For U.S. federal income tax purposes, distributions by a Portfolio generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

      Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Portfolio's dividend income, if any, that would be eligible for the dividends received deduction if such Portfolio's were not a regulated investment company may be eligible for the dividends-received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Portfolio. Capital gain dividends (i.e., dividends from net capital gain), if designated as such in a written notice to shareholders mailed not later than 60 days after a Portfolio's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends-received deduction for corporations. Such long-term capital gain will generally be 20% rate gain. Distributions, if any, that are in excess of a Portfolio's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

      When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term. In general, the maximum long-term capital gain rate will be 20% for gains on assets held more than one year. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Portfolio shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Portfolio will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      Each Portfolio may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Portfolio with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Portfolio that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Portfolio is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Portfolio may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Services. Backup withholding could apply to payments relating to your account while you are waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts for Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

      The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons" (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Portfolio which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

      Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Portfolio will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

      Non-U.S. persons who fail to furnish a Portfolio with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Portfolios.

State and Local

      Each Portfolio may be subject to state or local taxes in jurisdictions in which such Portfolio may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Portfolio and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Portfolio may have tax consequences for shareholders different from those of a direct investment in the securities held by the Portfolio. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

      The audited financial statements and related reports of Arthur Andersen LLP, independent public accountants, for each Portfolio contained in each Portfolio's 1998 Annual Report (except Conservative Strategy Portfolio) are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing

Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Portfolio's prospectus. No other portions of the Portfolios' Annual Repors are incorporated hereby by reference.

                                OTHER INFORMATION

      Each Portfolio will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Each Portfolio, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Portfolio at the time of redemption by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

      The right of a shareholder to redeem shares and the date of payment by each Portfolio may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Portfolio. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

      The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

      As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to a Distribution and Service Plan or Service Plan described in the Prospectuses and the following sections. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

      The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial intermediaries ("Intermediaries") for the sale and distribution of shares of the Portfolios and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Portfolios described in the Portfolios' Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Portfolios and payments for providing extra employee training and information relating to the Portfolios; "listing" fees for the placement of the Portfolios on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Portfolios; "marketing support" fees for providing assistance in promoting the sale of the Portfolios' shares; and payments for the sale of Shares and/or the maintenance of share balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Portfolios. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

                     OTHER INFORMATION REGARDING PURCHASES,
                      REDEMPTIONS, EXCHANGES AND DIVIDENDS
                   (Class A, Class B and Class C Shares Only)

      The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends." Please see the Prospectus for more complete information.

Maximum Sales Charges

      Class A Shares of each Portfolio are sold at a maximum sales charge of 5.5%. Using the offering price per share, as of December 31, 1998 and $10.00 for the Conservative Strategy Portfolio, the maximum offering price of each Portfolio's Class A shares would be as follows:

                               Net Asset          Maximum        Offering Price
                                 Value          Sales Charge        to Public
                                 -----          ------------        ---------
Conservative Strategy           $10.00              5.5%             $10.58
Balanced Strategy               $10.31              5.5%             $10.91

Growth and Income Strategy      $10.38              5.5%             $10.98
Growth Strategy                 $10.29              5.5%             $10.89
Aggressive Growth Strategy      $10.16              5.5%             $10.75

Other Purchase Information

      The sales load waivers on the Portfolios' shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

      If shares of a Portfolio are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by a Portfolio and its Transfer Agent. Since the Portfolios will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Portfolio involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

      Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Portfolio shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return.

Right of Accumulation - (Class A)

      A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Portfolios and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Balanced Strategy Portfolio with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of more than $100,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Portfolios may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Portfolios and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Portfolios and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other Private Client Services account. In addition, Class A Shares of the Portfolios and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Portfolios' shares to eligible persons; and (ii) notification to the Portfolios at the time of purchase that the investor is eligible for this right of accumulation.

Statement of Intention - (Class A)

      If a shareholder anticipates purchasing at least $100,000 of Class A Shares of a Portfolio alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Portfolio at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his or her Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

      The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions

      You may receive dividends and distributions in additional shares of the same class of the Portfolio in which you have invested or you may elect to receive them in cash or shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A Shares of a Portfolio, or ILA Class B or Class C Units of the Prime Obligations Portfolio, if you hold Class B or Class C Shares of a Portfolio (the "ILA Portfolios").

      A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

      A Portfolio shareholder may elect to exchange automatically a specified dollar amount of shares of a Portfolio into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Systematic Withdrawal Plan

      A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Portfolio whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

      Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Portfolio at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a systematic withdrawal plan may be waived. See "Shareholder Guide" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

                         DISTRIBUTION AND SERVICE PLANS
                   (Class A, Class B and Class C Shares Only)

      As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Portfolio, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the Act.

      The Plans for each Portfolio were most recently approved on April 27, 1999 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

      The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75% per annum of a Portfolio's average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Portfolio. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Portfolio's average daily net assets attributable to Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

      Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and contingent deferred sales charge on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Portfolios' Class A, Class B and Class C Shares.

      Under each Plan, Goldman Sachs, as distributor of each Portfolio's Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

      The Plans will remain in effect until May 1, 2000 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Portfolio and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding Class A, Class B or Class C Shares, respectively, of the applicable Portfolio and share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Portfolio would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Portfolios and their Class A, Class B and Class C Shareholders.

      For the period ended December 31, 1998, the distribution and service fees paid to Goldman Sachs by each Portfolio then in existence pursuant to the Class A, Class B and Class C Plans were as follows:

                                       Period Ended December 31, 1998
                              -----------------------------------------------------
                              Class A Plan          Class B Plan       Class C Plan
                              ============          ============       ============
Conservative Strategy/1/           N/A                  N/A                 N/A
Balanced Strategy/2/             $86,263              $156,644           $130,311
Growth and Income Strategy/2/    381,299               737,771            564,141
Growth Strategy/2/               267,938               587,857            366,555
Aggressive Growth Strategy/2/     94,953               240,609            125,878

----------
/1/   Not operational.
/2/ The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

      During the period ended December 31, 1998, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Portfolio with Class A Shares then in existence:

                                                    Compensation                      Printing and    Preparation
                                                    and Expenses     Allocable        Mailing of      and
                                                    of the           Overhead,        Prospectuses    Distribution
                                                    Distributor      Telephone        to Other        of Sales
                                   Compensation     & its Sales      and Travel       than Current    Literature and
                                   to Dealers/2/    Personnel        Expenses         Shareholders    Advertising
                                   -----------      ---------        --------         ------------    -----------
Period Ended December 31, 1998:

Conservative Strategy/1/                   N/A            N/A             N/A                 N/A            N/A
Balanced Strategy                     $114,457       $119,860        $145,080            $ 11,613       $ 40,846
Growth and Income Strategy             379,883        343,516         415,733              33,279        117,045
Growth Strategy                        974,286         38,083          43,786               3,505         12,327
Aggressive Growth Strategy              91,014        167,122         201,197              16,106         56,645

----------
/1/   Not operational.
/2/ Advance commissions paid to dealers of 1% on Class A shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

      During the period ended December 31, 1998, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Portfolio with Class B Shares then in existence:

                                                    Compensation                      Printing and    Preparation
                                                    and Expenses     Allocable        Mailing of      and
                                                    of the           Overhead,        Prospectuses    Distribution
                                                    Distributor      Telephone        to Other        of Sales
                                   Compensation     & its Sales      and Travel       than Current    Literature and
                                   to Dealers/2/    Personnel        Expenses         Shareholders    Advertising
                                   -----------      ---------        --------         ------------    -----------
Period Ended December 31, 1998:

Conservative Strategy/1/                N/A              N/A              N/A              N/A              N/A
Balanced Strategy                  $127,771         $ 74,355         $ 90,472         $  7,242         $ 25,472
Growth and Income Strategy          607,562          234,630          285,489           22,853           80,376
Growth Strategy                     497,206          234,528          285,365           22,843           80,341
Aggressive Growth Strategy          209,477          160,982          195,877           15,680           55,147

----------
/1/   Not operational.
/2/ Advance commissions paid to dealers of 4% on Class B shares are considered deferred assets which are amortized over a period of six years; amounts presented above reflect amortization expense recorded during the period presented.

      During the period ended December 31, 1998, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Portfolio with Class C Shares then in existence:

                                                    Compensation                      Printing and    Preparation
                                                    and Expenses     Allocable        Mailing of      and
                                                    of the           Overhead,        Prospectuses    Distribution
                                                    Distributor      Telephone        to Other        of Sales
                                   Compensation     & its Sales      and Travel       than Current    Literature and
                                   to Dealers/2/    Personnel        Expenses         Shareholders    Advertising
                                   -----------      ---------        --------         ------------    -----------
Period Ended December 31, 1998:

Conservative Strategy/1/                N/A              N/A              N/A              N/A              N/A
Balanced Strategy                  $117,420         $ 64,806         $ 78,853         $  6,312         $ 22,200
Growth and Income Strategy          503,557          185,396          225,583           18,058           63,510
Growth Strategy                     325,743          149,737          182,194           14,584           51,295
Aggressive Growth Strategy          114,840           83,660          101,794            8,148           28,659

----------
/1/   Not operational.
/2/ Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

                                  SERVICE PLAN
                              (Service Shares Only)

      The foregoing tables reflect amount expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Plants. The payments under the Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rate basis.

      Each Portfolio has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, a Portfolio will enter into agreements with Service Organizations which purchase Service Shares of the Portfolio on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Portfolio, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Portfolio, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Portfolio, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information, (h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Portfolio, including obtaining information from a Portfolio, working with a Portfolio to correct errors and resolve problems and providing statistical and other information to a Portfolio. As compensation for such services, a Portfolio will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Portfolio attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% such average daily net assets.

      The amount of the service fees paid by each Portfolio then in existence to Service Organizations was as follows for the period ended December 31:

                                                   1998
                                                   ====
Conservative Strategy/1/                          N/A
Balanced Strategy/2/                             $1,358
Growth and Income Strategy/2/                     3,734
Growth Strategy/2/                                  820
Aggressive Growth Strategy/2/                       306

----------
/1/   Not operational.
/2/ The Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios commenced operations on January 2, 1998.

      Each Portfolio has adopted its Plan pursuant to Rule 12b-1 under the 1940 Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the 1940 Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

      The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Portfolios, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Portfolio. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Portfolio's method of operations or providing alternative means of offering Service Shares of a Portfolio to customers of such Service Organizations, in which case the operation of such Portfolio, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of a Portfolio's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

      Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Portfolio in connection with the investment of fiduciary assets in Service Shares of such Portfolio. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Portfolios. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

      The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve each Portfolio's Plan and related Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 27, 1999. The Plan and Service Agreements will remain in effect until May 1, 2000 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Portfolio, and all material amendments of the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the affected Portfolio. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Portfolio on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that a Portfolio's Plan will benefit such Portfolio and its holders of Service Shares.

                                   APPENDIX A

Commercial Paper Ratings

            A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

            "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

            "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

            "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

            "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

            "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


                                      1-A

            "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

            "Not Prime" - Issuers do not fall within any of the Prime rating categories.

            The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

            "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

            "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

            "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

            "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

            Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:


                                      2-A

            "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

            "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            "D" - Securities are in actual or imminent payment default.

            Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

            "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

            "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

            "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

            "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

Corporate and Municipal Long-Term Debt Ratings

            The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

            "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


                                      3-A

            "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

            "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

            "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

            "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

            "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

            "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations


                                      4-A
exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

            Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


                                      5-A

            The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

            "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

            "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

            "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

            "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

            To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

            The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

            "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.


                                      6-A

            "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            "CCC," "CC," "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

            "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

            To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

            Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

            "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

            "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

            "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

            "D" - This designation indicates that the long-term debt is in default.


                                      7-A

            PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

            A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

            "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

            Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.


                                      8-A

                                   APPENDIX B

                   BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

      Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

      Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

      OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

      We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

      We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

      We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

      We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

      We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

      The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

      OUR PROFITS ARE A KEY TO OUR SUCCESS. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who help create them. Profitability is crucial to our future.

      We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.


                                      1-B

      We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

      We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

      Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

      Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.


                                      2-B

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

      Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

      With thirty-seven offices around the world Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

      The number one underwriter of all international equity issues from 1989-1997.

      The number one lead manager of U.S. common stock offerings for the past nine years (1989-1997).*

      The number one lead manager for initial public offerings (IPOs) worldwide (1989-1997).

----------
* Source: Securities Data Corporation. Common stock ranking excludes REITs, Investment Trusts and Rights.


                                      3-B

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1869        Marcus Goldman opens Goldman Sachs for business

1890        Dow Jones Industrial Average first published

1896        Goldman, Sachs & Co. joins New York Stock Exchange

1906 Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 93 years, the firm's longest-standing client relationship)

            Dow Jones Industrial Average tops 100

1925 Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956 Goldman, Sachs & Co. co-manages Ford's public offering, the largest to date

1970        Goldman, Sachs & Co. opens London office

1972        Dow Jones Industrial Average breaks 1000

1986        Goldman, Sachs & Co. takes Microsoft public

1988        Goldman Sachs Asset Management is formally established

1991 Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995 Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

            Dow Jones Industrial Average breaks 5000

1996        Goldman, Sachs & Co. takes Deutsche Telekom public

            Dow Jones Industrial Average breaks 6000

1997        Dow Jones Industrial Average breaks 7000

            Goldman Sachs Asset Management increases assets under management by 100% over 1996

1998 Goldman Sachs Asset Management reaches $195.5 billion in assets under management

            Dow Jones Industrial Average breaks 9000

1999        Goldman Sachs becomes a public company.

                                      4-B

                                   APPENDIX C

                             Statement of Intention
                       (applicable only to Class A shares)

      If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

      To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor's purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                                Escrow Agreement

      Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

      If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.


                                      1-C